UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800

                             Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

Peter Davidson, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

                      Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds
Table of Contents	September 30, 2023

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Semi-Annual Report for the Funds for the period ended September 30, 2023. Given the continued move higher in rates across the curve amidst the now 525 basis points (bps) of tightening from the Federal Reserve, fixed income pricing faced pressure during the period, reflected in the asset levels of the Fund complex, which ended the quarter at $65.4 billion. Despite the challenges, the team is confident in the long-term return prospects for our time-tested portfolio construction approach based on a foundation of bottom-up issue selection, a strong valuation framework and a disciplined allocation of capital until higher yielding opportunities (at much more attractive prices) emerge.

The September 30, 2023 Semi-Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX),
Plan-Class (MWFPX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Opportunistic High Income Credit Fund	M-Class (MWORX), I-Class (MWOPX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Sustainable Securitized Fund	M-Class (MWERX), I-Class (MWESX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
I-2-Class (MWTTX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX),
Plan-Class (MWCPX)

Economic Review and Market Environment

Following the regional banking turmoil in March, pundit predictions of a historically elusive soft landing grew in prominence as inflation waned and economic data remained resilient, not least employment, which continued to be robust. Perhaps most importantly for the Fed, core inflation came in at 4.3% year-over-year, a significant improvement from last September’s 6.6% pace, while core PCE (Personal Consumption Expenditures, the Fed’s preferred gauge) fell below 4% for the first time in two years. Though inflation has eased, rates have not yet. In a sign that FOMC (Federal Open Market Committee) members continue to be focused on containing price pressures, there were two additional 25 bps hikes during the period followed by a pause in September, bringing the Fed Funds target to a range between 5.25% and 5.50%. Alongside the still-hawkish policy backdrop, longer-term interest rates also moved broadly higher. Since the lows in late March spurred by bank failures and expectations of Fed liquidity, 2-Year U.S. Treasury (UST) yields have surged nearly 128 bps higher, and closed September at 5.05%. Meanwhile, 10- and 30-Year UST yields rose to levels not seen since late 2007, though the curve remained inverted. With interest rates high, mortgage rates surged over 7.5%, sending housing affordability rates to decade lows and slowing the pace of home turnover to abnormally suppressed levels. Notwithstanding the first order impacts of higher interest rates in the housing market, U.S. consumers have generally remained resilient, likely due to the buffer of excess savings built up during the COVID years as a result of government transfer payments and stimulus, allowing consumers to continue to spend even in the face of rampant inflation and higher rates. However, the stockpile of savings has been eroded per the San Francisco Fed, suggesting the ability of consumers to continue to spend freely is waning.

In an echo of 2022’s difficult return environment, the semi-annual period was characterized by fixed income headwinds due to the continued rise of interest rates, with volatility affecting even the thus-far optimistic equity markets in September. Notwithstanding a drawdown of nearly 5% during the month, the S&P 500 Index delivered a 5.2% return for the semi-annual period. Meanwhile, fixed income markets did not offer any investor respite, with total returns weighed down by higher yields as reflected in an over 4.0% loss for the Bloomberg U.S. Aggregate Bond Index. Interestingly, credit spreads generally tightened during the period even as yields shot higher, leading to a further decoupling of the spread-versus-yield relationship. To this point, while investment grade corporates fell 3.4%, the sector outpaced duration-matched Treasuries by roughly 210 bps. Sectors such as finance companies, airlines, and REITs (Real Estate Investment Trusts) outperformed, whereas consumer cyclicals such as lodging, autos and retail, lagged alongside banking and communications. High yield credit was an outlier within fixed income in generating a positive total

1 / Semi-Annual Report September 2023

return (+2.2%) that was over 380 bps ahead of Treasuries, led by lower-quality CCC-rated bonds (+6.8%) given that cohort’s lower duration. Agency mortgage-backed securities (MBS) were particularly affected by the backdrop of rate volatility, and the sector delivered a 4.7% decline that was approximately 11 bps behind comparable Treasuries (one of the only fixed income sectors to post negative excess returns). Among the other securitized sectors, commercial MBS (CMBS) was down approximately 1.6% though the sector posted 114 bps of positive excess returns, led by non-agency collateral despite challenges to the commercial real estate landscape. The market has become bifurcated, with bonds backed by what is perceived to be clean collateral readily liquid and performing well whereas bonds backed by properties viewed as under pressure have performed poorly, with limited liquidity available. Finally, asset-backed securities (ABS) delivered a muted positive return profile, up 0.1% with just under 90 bps of positive excess returns.

The Economy and Market Ahead

The increased expectations for a soft landing notwithstanding, it has to be recognized that 525 bps of hikes to date is not subtle and the sharply higher rates now coursing through the curve will increase the likelihood and hasten the timing of a hard landing. Higher costs of capital have yet to affect a broad swath of the economy; namely, the corporate credit market where only a small share of debt has been reset so far, while other COVID-related distortions have extended the typical lagged effect of monetary policy. Furthermore, the pandemic-related savings that fueled consumers have dwindled, implying a measure of belt-tightening ahead. Once it becomes clear that growth is slowing, unemployment is rising, and inflation is firmly on track to a 2% level, the Fed will be forced to ease. History would indicate that the Fed typically eases faster than they hike, so the gradual pace of rate cuts priced into markets isn’t likely. Instead, experience with the Fed suggests rates will be held high too long, with an aggressive ease once the slowdown is apparent. Though timing is notoriously difficult to predict, and the economy has been performing thus far, indications are that the hard landing becomes clear in the first half of 2024. On the positive side, however, these market conditions create opportunities that can be exploited by disciplined active managers, setting the stage for strong performance as the volatility ultimately subsides.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month-end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

M-Class (MWATX)

For the six-month period ending September 30, 2023, the MetWest AlphaTrak 500 Fund (“Fund”) gained 3.91% net of fees, though this trailed the S&P 500 Index by approximately 127 bps. While the Fund’s holding of S&P 500 Index futures allows for replication of the Index returns, relative underperformance for the period was generated by the short fixed income portfolio backing the futures contracts. In particular, the Fund’s positive duration profile, which was extended alongside the rise in Treasury yields, resulted in the largest headwind to returns, though informing the extension is a view that rates at current levels and a yield curve going on fifteen months of inversion are not sustainable conditions in the long run. Higher yields and elevated volatility also weighed on the agency MBS sector, resulting in underperformance relative to Treasuries and negatively impacting Fund performance given the sizeable allocation to the space. Non-agency MBS holdings in the Fund, however, performed well given strong demand across the sector, limited new supply, and robust fundamentals of the underlying collateral. Elsewhere in securitized holdings, AAA-rated CLOs (collateralized loan obligations) contributed with their short duration and floating rate structures performing well in a rising rate environment, while high-quality non-agency CMBS issues also benefitted performance for the period. Meanwhile, despite the negative pricing impact of higher yields, short corporates outperformed Treasuries, led by financials, the Fund’s largest corporate exposure. Favorable issue selection among large money center banks contributed, as did select insurance names.

With the rise in rates over the period, the team extended the duration position to roughly 1.5 years, with a continued emphasis on front-end rates. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease, rates move lower, and the curve re-steepens. Once rates do start to fall, the lengthened duration position will be maintained for a time to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. On corporate exposure, less-than-compelling yield spreads inform a more cautious stance at present, though sector positioning remains constant. Financials remain the most constructive theme, namely the U.S. money center banks, for which Dodd-Frank’s rigors kept these issuers clear of the trouble that visited the regional banks earlier this year. Other exposures lean

Semi-Annual Report September 2023 / 2

toward communications and select non-cyclicals that would hold up relatively well on any realization of economic slowing. The securitized area is another area of focus, reflected in a significant allocation to residential MBS. Last year’s agency MBS cheapening, and persistent volatility, have spreads at levels the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals; years of amortization and housing price appreciation have built up substantial equity in such properties, while an overall lag in housing supply in the decade-plus since the GFC (Global Financial Crisis) have been supportive as well. Finally, CMBS continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic. Expectations are for ongoing appraisals lower, more defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality, multifamily, retail, and even high-quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	3.91%	20.56%	8.29%	8.96%	11.97%	7.41%
S&P 500 Index	5.18%	21.62%	10.15%	9.91%	11.91%	7.37%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

For the six-month period ending September 30, 2023, the MetWest Corporate Bond Fund – I Class (“Fund”) fell 4.27% net of fees, trailing the Bloomberg U.S. Corporate Index (“Index”) by 90 bps. Given a view that rates at current levels and a yield curve going on fifteen months of inversion are not sustainable in the long run, the duration profile of the Fund remained longer than the Index throughout the quarter, with the duration position increasing alongside the rise in Treasury yields and resulting in a significant headwind to relative performance. Further impacting relative performance was the growing underweight to corporate credit throughout the period as the Fund capitalized on falling yield premiums across the sector to trim exposure and maintain a more defensive posture, emphasizing industries that should hold up relatively well upon any realization of economic slowing in favor of those more exposed to cyclical volatility. To that end, an overweight to communications modestly detracted as they lagged the broader investment grade corporate universe, while an underweight to top-performing transportation further held back relative returns, though favorable issue selection among airline names helped to offset the sector drag. Financials represent the largest Fund exposure, and the outperformance of insurance and REITs – both overweight positions in the Fund – contributed to relative performance, with office REITs providing an additional boost. Finally, the modest off-Index allocation to high-quality securitized products contributed, led by interest-only CMBS issues.

With the continued rise in rates during the period, the team added incrementally to the duration positioning, reaching roughly 0.7 years long. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease and rates move lower. Once rates do start to fall, the long-duration position will be maintained for a time in order to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. On the corporate credit side, a large swath of the investment grade corporate Index appears to be priced to perfection with yield spreads below historical averages, resulting in an increased market value and spread contribution (credit risk) underweight for the Fund. Though overall exposure was trimmed, sector positioning remains consistent; financials remain the most constructive theme, namely the U.S. money center bank issues, for which Dodd-Frank’s rigors kept these issuers clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications, select non-cyclicals and regulated industries like utilities; those that are traditionally less correlated to cyclical volatility and consumer discretionary spending, and that would generally withstand slowing conditions or prolonged volatility.

3 / Semi-Annual Report September 2023

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	-4.39%	2.57%	-5.46%	1.28%	—	1.54%
Bloomberg U.S. Corporate Index	-3.37%	3.65%	-4.93%	0.93%	—	1.07%

MWCBX (Inception: June 29, 2018)	-4.27%	2.83%	-5.23%	1.53%	—	1.80%
Bloomberg U.S. Corporate Index	-3.37%	3.65%	-4.93%	0.93%	—	1.07%

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

The MetWest Flexible Income Fund – I Class (“Fund”) delivered a total return of negative 0.86% (net of fees) for the six-month period ending September 30, 2023, but outpaced the Bloomberg U.S. Aggregate Bond Index (“Index”) by nearly 320 bps. Duration positioning was extended throughout the period alongside the rise in Treasury yields but remained considerably shorter than the benchmark, boosting relative performance. The overweight to the front-end of the curve (2- and 5-Year maturities) detracted in the first half of the period as the curve inverted further, but contributed in the latter half on re-steepening. Corporate credit was trimmed throughout the second half of the period in accordance with the team’s value-oriented discipline given a continued reduction in yield compensation across both the investment grade and high yield corporate universe, with the latter outperforming Treasuries by 280 bps on a duration-adjusted basis. Key to outperformance within the corporate sector was favorable issue selection, driven by communications (cable satellite), non-cyclicals (tobacco), select capital goods names, and banks. While the Fund remains underweight agency MBS overall, the overweight to 30-year conventional boosted relative returns in the first half of the period, then detracted in the latter half as higher rates and a resurgence in volatility weighed on the sector, resulting in little impact overall. Elsewhere in securitized, ABS issues backed by CLOs and single family rental collateral boosted relative returns, while CMBS had little impact as contributions from interest only (IO) bonds that were supported by solid cash flows were offset by underperformance among single asset, single borrower (SASB) loans held in the Fund.

With the continued rise in rates during the third quarter, the team added incrementally to the duration positioning, reducing the underweight to just less than 2.0 years short versus the benchmark, with a continued emphasis remaining on front-end maturities as a change in expectations from Fed tightening to easing should lead to a normalizing of the yield curve from inverted to positively-sloped. Sector positioning remains consistent; while corporate holdings bear a slight market value overweight, the exposure is a modest spread contribution (credit risk) underweight. Financials remain the most constructive theme, namely the U.S. money center bank issues, for which Dodd-Frank’s rigors kept clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications and select non-cyclicals that would hold up relatively well on any realization of economic slowing. Within securitized, residential MBS represents a sizeable position and is comprised of both non-agency and agency collateral. The cheapening of last year and persistent volatility have the agency MBS market at wider spreads that the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals. Years of amortization and housing price appreciation have built up substantial equity in such properties, underscoring the fundamentals, and an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. CMBS continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic. Expectations are for ongoing appraisals lower, more defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality, multifamily, and even high-quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties. Finally, ABS exposure currently focuses on CLOs and a variety of smaller collateral types (single-family rentals, container etc.).

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWFSX (Inception: November 30, 2018)	-0.86%	5.65%	-0.66%	—	—	5.26%
Bloomberg U.S. Aggregate Bond Index	-4.05%	0.64%	-5.21%	—	—	0.15%
MWFEX (Inception: November 30, 2018)	-0.86%	5.77%	-0.46%	—	—	5.42%
Bloomberg U.S. Aggregate Bond Index	-4.05%	0.64%	-5.21%	—	—	0.15%

Semi-Annual Report September 2023 / 4

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)

For the six-month period ending September 30, 2023, the MetWest Floating Rate Income Fund – I Class (“Fund”) gained 5.72% net of fees, though this trailed the Morningstar LSTA U.S. Leveraged Loan Index (“Index”) by approximately 100 bps. Given the significant outperformance of lower-quality loans during the period, the Fund’s underweight to CCC and B-rated loans was a formidable headwind to relative returns. Despite the drag, a more cautious stance is informed by the potential for prospective losses among higher risk and highly leveraged borrowers upon any realization of economic slowing, with the Fund opting to maintain buy liquidity to deploy upon more severe pricing dislocations. Further weighing on performance was issue selection, with holdings among the financial services, housing development and healthcare industries detracting the most, though software and transportation names helped to offset the drag slightly. Given the more defensive profile of the Fund currently, an overweight to non-cyclicals like food and beverage was maintained and benefitted performance given the industry’s strong returns for the period, though an underweight to top-performing automobiles and software/technology detracted.

Despite the Fed’s rhetoric and latest summary of economic projections pointing to a higher-for-longer rate environment, market participants in the leveraged loan space seemed to look through the potential difficulties and increased interest burdens such an environment may beget, to instead focus on recent loan outperformance and analysts’ calls of reduced recession risk. The increased expectations for a soft landing notwithstanding, it has to be recognized that 525 bps of hikes to date is not subtle, and sharply higher rates will increase the likelihood and hasten the timing of a hard landing, especially for companies that did not hedge their interest rate exposure. Such dramatic increases to the base rate create an interesting dichotomy in the leveraged loan market; on one hand, investors benefit from the floating rate nature of the sector as coupons step up alongside rising yields and contribute to total returns in the form of increased interest return. On the other, borrowers who use the bank loan market for funding see their interest burdens step up almost immediately with rising rates, potentially pressuring margins and ability to service debt as financing costs reset higher.

While performance of loans to date and a default rate below the historical average would suggest that investors have thus far been positively impacted more than borrowers have been negatively impacted, an inflection point is likely on the horizon. No matter the potential outcome of the economy in coming periods – whether it be a higher-for-longer environment or a harder landing recessionary environment – both present potentially problematic situations for the broader leveraged loan market, and especially for more indebted and interest rate sensitive borrowers. A recession could impair weaker companies’ fundamentals even further, though so too could meaningfully higher rates for a prolonged period. As such, disciplined active management centered around diligent bottom-up analysis is paramount in not only navigating around potentially challenged borrowers, but also in capitalizing on dislocated credits offering attractive total return potential. To that end, the Fund currently maintains a bias towards higher-quality loans, poised to deploy liquidity upon more attractive entry points. Current exposure is focused on industries that traditionally withstand volatility and are less tied to cyclical market patterns, including communications, non-cyclicals and on borrowers with strong cash flow profiles and coverage ratios. Meanwhile, industries experiencing significant destocking or typically associated with consumer discretionary spending are underweights.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	5.62%	10.90%	3.95%	3.36%	3.44%	3.54%
Morningstar LSTA U.S. Leveraged Loan Index	6.72%	13.05%	6.08%	4.46%	4.29%	4.30%

MWFLX (Inception: June 28, 2013)	5.72%	11.11%	4.16%	3.56%	3.65%	3.74%
Morningstar LSTA U.S. Leveraged Loan Index	6.72%	13.05%	6.08%	4.46%	4.29%	4.30%

MWFPX (Inception: January 29, 2021)	5.42%	10.75%	—	—	—	3.17%
Morningstar LSTA U.S. Leveraged Loan Index	6.72%	13.05%	—	—	—	4.92%

5 / Semi-Annual Report September 2023

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

For the six-month period ending September 30, 2023, the MetWest High Yield Bond Fund – I Class (“Fund”) gained approximately 1.10% (net of fees), though this was approximately 112 bps behind the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index. Performance was held back by an underweight to leading energy and consumer cyclical sub-sectors such as oil field services, leisure, and retailers, all of which outpaced the broader high yield Index. Among financials, an underweight to finance companies was a drag, and though an emphasis on banking and insurance was beneficial from a sector perspective, security selection detracted. These drags were offset by an overweight to communications and consumer non-cyclicals with a further benefit coming from issue selection within the latter (notably, food and beverage names). Finally, a continued focus on higher-quality issues was a headwind as CCC-rated issues led returns with a 6.8% gain that was over 790 bps ahead of duration-matched Treasuries, while B- and BB-rated cohorts were up 2.8% and 0.5%, respectively.

As always, TCW’s high yield portfolio construction is informed by a survey of value in the marketplace. With relatively tight aggregate spread levels for the asset class, compensation for potential downside risks is minimal and thus the approach has been one of de-risking. Furthermore, as high yield companies tend to require regular access to capital markets given the maturity of their debt, this segment will soon face refinancing risks amid higher rates that will ultimately raise interest expenses and cut into profits, increasing vulnerability to an economic downturn. This concern is already hitting floating rate borrowers which have seen a material step in costs this year. Despite the limited spread compensation more broadly, the team will look to continue opportunistically adding to certain segments of the high yield universe with compelling themes that have experienced price dislocations, as well as high conviction idiosyncratic mispricings. An up-in-quality bias also enhances the liquidity profile, leaving the Fund well-positioned to deploy capital into volatility. Until market valuations look more attractive, the strategy will remain focused on communications and consumer non-cyclicals (particularly healthcare and food & beverage) from an overall sector perspective, as well as insurance and banking names within financials, while energy, retail and technology credits remain relative underweights.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	1.09%	8.11%	0.03%	3.15%	3.18%	6.90%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	2.22%	10.28%	1.75%	2.95%	4.24%	7.51%

MWHIX (Inception: March 31, 2003)	1.10%	8.25%	0.25%	3.39%	3.42%	6.43%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	2.22%	10.28%	1.75%	2.95%	4.24%	6.99%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) delivered a negative total return of 2.45% (net of fees) for the six-month period ending September 30, 2023, trailing the Bloomberg Intermediate U.S. Government/Credit Index (“Index”) by 81 bps. The largest headwind to returns came from the positive duration profile, which was extended throughout the period to end September at approximately 4.6 years, as Treasury yields moved higher across the curve. Within sector exposures, the agency MBS position was a small drag to performance, held back by rate volatility. Despite the drag during the period, wide nominal yield spreads and lack of credit risk make agency MBS attractive relative to other high-quality areas of fixed income and inform the continued and sizeable allocation to the space. Meanwhile, performance benefitted from the off-Index allocation to non-agency residential MBS as the sector continued to benefit from robust housing credit fundamentals such as falling loan-to-value ratios due to higher home prices, effectively deleveraging non-agency MBS deals. Elsewhere in securitized, non-agency CMBS backed by single asset, single borrower loans, along with ABS backed by CLOs were modestly additive from an issue selection standpoint. Away from securitized, corporate positioning was in line with the benchmark for most of the period, while issue selection boosted relative returns, with a preference for more defensive issuers and sectors that are less likely to be affected by cyclical volatility.

Semi-Annual Report September 2023 / 6

Given the rise in rates during the period, the team extended the duration position to roughly 1 year long versus the Index, with a continued emphasis on the 2-Year rate. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease, rates move lower, and the curve re-steepens. Once rates do start to fall, the lengthened duration position will be maintained for a time to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. On corporate exposure, less-than-compelling yield spreads inform a reduced allocation at present, though sector positioning remains constant. Financials remain the most constructive theme, namely the U.S. money center banks, for which Dodd-Frank’s rigors kept these issuers clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications and select non-cyclicals that would hold up relatively well on any realization of economic slowing. The securitized area is another area of focus, reflected in a significant allocation to residential MBS. Last year’s agency MBS cheapening, and persistent volatility, have spreads at levels the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals; years of amortization and housing price appreciation have built up substantial equity in such properties, while an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. Finally, CMBS continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic. Expectations are for ongoing appraisals lower, more defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality, multifamily, retail, and even high-quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	-2.66%	1.78%	-3.35%	0.79%	0.98%	3.21%
Bloomberg Intermediate U.S. Government/Credit Index	-1.64%	2.20%	-2.93%	1.02%	1.27%	2.64%

MWIIX (Inception: June 28, 2002)	-2.45%	1.99%	-3.14%	1.01%	1.21%	3.99%
Bloomberg Intermediate U.S. Government/Credit Index	-1.64%	2.20%	-2.93%	1.02%	1.27%	3.01%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

The MetWest Investment Grade Credit Fund – I Class (“Fund”) delivered a total return of negative 1.83% (net of fees) for the six-month period ending September 30, 2023, trailing the Bloomberg U.S. Intermediate Credit Index (“Index”) by 65 bps. Given a view that rates at current levels and a yield curve going on fifteen months of inversion are not long-run equilibrium conditions, the duration profile of the Fund remained longer than the Index, with the duration position increasing alongside the rise in Treasury yields and resulting in a significant headwind to relative performance. Despite this move higher in rates, yield spreads among corporate credit reached year-to-date tight levels during the period, prompting a trimming of the Fund’s corporate exposure in line with our value-oriented discipline. While this more defensive positioning produced a modest drag given the positive excess returns posted by corporates, the Fund maintains liquidity to deploy upon more attractive entry points. Within corporates, the underweight to industrials was a small drag as the sector outpaced Treasuries by 90 bps, however, issue selection helped to offset the sector drag, led by contributions from airlines, gaming, and packaging, all top performing subsectors. Turning to financials, the overweight gave way to an underweight position late in the period, with trimming among banks and insurance, while issue selection boosted relative performance, with contributions from high-quality office REITs and select insurance names. Meanwhile, issue selection among non-corporate credit, including an overweight to municipal debt, contributed as municipal bonds beat Treasuries and investment grade credit during the period. Finally, the off-Index position in securitized products provided a boost to relative performance, especially high-quality ABS CLOs and interest-only CMBS, while the allocation to agency MBS detracted modestly as the sector struggled in the second half of the period on elevated rate volatility and higher yields.

With the continued rise in rates during the third quarter, the team added incrementally to the duration positioning, reaching roughly 0.9 years long. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease and rates move lower. Once rates do start to fall, the long-duration position will be maintained for a time to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. On the corporate credit side, a large swath of the investment grade corporate Index appears to be priced to perfection with yield spreads below

7 / Semi-Annual Report September 2023

historical averages, resulting in an increased market value and spread contribution (credit risk) underweight for the Fund. Though overall exposure was trimmed, sector positioning remains consistent; financials remain the most constructive theme, namely the U.S. money center bank issues, for which Dodd-Frank’s rigors kept these issuers clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications, select non-cyclicals and regulated industries like utilities; those that are traditionally less correlated to cyclical volatility and consumer discretionary spending, and that would generally hold up relatively well on any realization of economic slowing. Within securitized, agency MBS represents a sizable position given the government-guaranteed nature, strong liquidity, and historically attractive spreads. Most notably, discount dollar prices provide upside optionality when rates begin to move lower. The strategy also maintains modest positions in CMBS and ABS, though caution and patience are warranted, particularly in CMBS. However, a slowing economy and increased commercial real estate and consumer stress should eventually present opportunity for attractive risk-adjusted returns.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWISX (Inception: June 29, 2018)	-1.80%	3.63%	-3.00%	1.57%	—	2.18%
Bloomberg U.S. Intermediate Credit Index	-1.18%	3.81%	-2.56%	1.48%	—	1.55%

MWIGX (Inception: June 29, 2018)	-1.83%	3.71%	-2.84%	1.76%	—	2.37%
Bloomberg U.S. Intermediate Credit Index	-1.18%	3.81%	-2.56%	1.48%	—	1.55%

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) delivered a negative total return of 0.343% (net of fees) for the six-month period ending September 30, 2023, trailing the ICE BofA 1-3 Year U.S. Treasury Index (“Index”) by 50 bps. The largest headwind to returns came from the positive duration profile, which was extended throughout the period to end September at approximately 2.8 years, as Treasury yields moved higher across the curve. Higher yields and elevated volatility also weighed on the agency MBS sector, resulting in underperformance relative to Treasuries and negatively impacting Fund performance given the sizeable allocation to the space. Despite the drag during the period, wide nominal yield spreads and lack of credit risk make agency MBS attractive relative to other high-quality areas of fixed income and inform the continued and sizeable allocation to MBS. Non-agency MBS holdings in the Fund, however, performed well given strong demand across the sector, limited new supply, and robust fundamentals of the underlying collateral. Elsewhere in securitized, non-agency CMBS backed by single asset, single borrower loans, along with ABS backed by CLOs were modestly additive from an issue selection standpoint. Finally, the off-Index allocation to corporate credit boosted relative returns as short corporates outperformed Treasuries, led by financials, the Fund’s largest corporate exposure. Key to outperformance within the corporate sector was favorable issue selection, driven by consumer cyclicals (gaming), transportation (airlines), office REITs, along with banks and finance companies.

Given the rise in rates during the period, the team extended the duration position to roughly 1 year long versus the Index, with a continued emphasis on the 2-Year rate. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease, rates move lower, and the curve re-steepens. Once rates do start to fall, the lengthened duration position will be maintained for a time to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. On corporate exposure, less-than-compelling yield spreads inform a reduced allocation at present, though sector positioning remains constant. Financials remain the most constructive theme, namely the U.S. money center banks, for which Dodd-Frank’s rigors kept these issuers clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications and select non-cyclicals that would hold up relatively well on any realization of economic slowing. The securitized area is another area of focus, reflected in a significant allocation to residential MBS. Last year’s agency MBS cheapening, and persistent volatility, have spreads at levels the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals; years of amortization and housing price appreciation have built up substantial equity in such properties, while an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. Finally, CMBS continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic. Expectations are for ongoing appraisals lower, more defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the

Semi-Annual Report September 2023 / 8

CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality, multifamily, retail, and even high-quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	-0.43%	2.66%	-1.04%	0.94%	0.93%	3.08%
ICE BofA 1-3 Year U.S. Treasury Index	0.17%	2.47%	-0.84%	1.06%	0.81%	2.75%

MWLIX (Inception: March 31, 2000)	-0.33%	2.87%	-0.84%	1.13%	1.14%	2.77%
ICE BofA 1-3 Year U.S. Treasury Index	0.17%	2.47%	-0.84%	1.06%	0.81%	2.38%

MWLNX (Inception: September 22, 2009)	-0.44%	2.67%	-1.10%	0.84%	0.83%	2.29%
ICE BofA 1-3 Year U.S. Treasury Index	0.17%	2.47%	-0.84%	1.06%	0.81%	0.92%

Metropolitan West Opportunistic High Income Credit Fund

M-Class (MWORX), I-Class (MWOPX)

The MetWest Opportunistic High Income Credit Fund – I Class (“Fund”) delivered a total return of 0.98% (net of fees) for the six-month period ending September 30, 2023, trailing the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index (“Index”) by 124 bps. Fixed income markets were weighed down by the rise in Treasury rates over the period, but generally outperformed Treasuries on a duration-adjusted basis as yield spreads compressed, while equities were positive due to favorable performance in the first half of the period amid hopes of a soft landing. As such, the allocation to equities in the Fund benefitted relative performance, as did the overweight to investment grade credit, which outpaced Treasuries by 210 bps on a duration-adjusted basis, while the sizable underweight to high yield credit drove underperformance as the sector beat Treasuries by more than 380 bps on a duration-adjusted basis. Among corporates, positioning was largely focused on more defensive, less cyclical industries such as food and beverage and media entertainment, banking, and insurance, while underweight consumer cyclicals and energy. During the period, cyclicals and energy were among the best performing high yield corporate sectors, thus the underweight resulted in a drag on performance. However, issue selection across industrial sectors provided a boost to relative returns, partially offsetting the sector drag. Among financials, an underweight to finance companies was a drag, and though an emphasis on banking and insurance was beneficial from a sector perspective, security selection detracted. Finally, an overweight to higher-quality issues was a headwind as CCC-rated issues led returns with a 6.8% gain that was over 790 bps ahead of duration-matched Treasuries, while B- and BB-rated cohorts were up 2.8% and 0.5%, respectively.

As always, TCW’s high yield portfolio construction is informed by a survey of value in the marketplace. With relatively tight aggregate spread levels for the asset class, compensation for potential downside risks is minimal and thus the approach has been one of de-risking. Furthermore, as high yield companies tend to require regular access to capital markets given the maturity of their debt, this segment will soon face refinancing risks amid higher rates that will ultimately raise interest expenses and cut into profits, increasing vulnerability to an economic downturn. This concern is already hitting floating rate borrowers which have seen a material step-up in costs this year. Despite the limited spread compensation more broadly, the team will look to continue opportunistically adding to certain segments of the high yield universe with compelling themes that have experienced price dislocations, as well as high conviction idiosyncratic mispricings. An up-in-quality bias also enhances the liquidity profile, leaving the Fund well-positioned to deploy capital into volatility. Until market valuations look more attractive, the strategy will remain focused on communications and consumer non-cyclicals (particularly healthcare and food & beverage) from an overall sector perspective, as well as insurance and banking names within financials, while energy, retail and technology credits remain relative underweights. Outside of corporate credit, the team is generally constructive on securitized credit, particularly non-agency MBS, which remains among the best values in fixed income with good yields and solid fundamentals. Years of amortization and housing price appreciation have built up substantial equity in such properties, underscoring the fundamentals, and an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. Finally, CMBS positioning includes an allocation to single asset, single borrower deals where we are comfortable with the risk profile and the specific properties, as well as select IO issues where there is attractive upside potential.

9 / Semi-Annual Report September 2023

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWORX (Inception: August 2, 2021)	0.88%	7.37%	—	—	—	-4.19%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	2.22%	10.28%	—	—	—	-2.09%

MWOPX (Inception: August 2, 2021)	0.98%	7.61%	—	—	—	-4.03%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	2.22%	10.28%	—	—	—	-2.09%

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

For the six-month period ending September 30, 2023, the MetWest Strategic Income Fund – I Class (“Fund”) returned 0.85% (net of fees) lagging the ICE BofA U.S. 3-Month Treasury Bill Index +200 bps by approximately 266 bps. The largest headwind to returns came from the positive duration profile, which was maintained at 2.9 years, as Treasury yields moved higher across the curve (the 2-Year yield was up over 100 bps while the 10-Year was up 110 bps). Within sector exposures, the agency MBS position was another drag to performance, held back by rate volatility. Despite the drag during the period, wide nominal yield spreads and lack of credit risk make agency MBS attractive relative to other high-quality areas of fixed income and inform the continued allocation of about 15% to the space. Meanwhile, sustained demand for non-agency MBS benefitted the sector given limited supply amid a slowdown in home purchase/refinance activity, contributing to returns and more than offsetting the drag from agency MBS. Elsewhere in securitized, CMBS and ABS holdings were additive, notably from high-quality CLOs. Turning towards the credit allocation, investment grade corporates boosted returns given strong positive excess returns and tightening yield spreads during the period. The Fund took advantage of this shift in valuations to reduce exposure and trim into the strength, with remaining exposure emphasizing more defensive issuers and sectors that are less likely to be affected by cyclical volatility. Performance was also boosted by favorable issue selection among select high-quality industrials including wirelines and manufacturing names, as well as large G-SIB (Global Systemically Important Bank) banking holdings.

Though lower over the quarter, rates still skew high given the risk of recession. Yields remain above an apparent equilibrium, thus informing a duration position of approximately 2.9 years, with an emphasis on the front end of the yield curve. With regards to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks among financials. Within securitized products, agency MBS represents a sizable position given the government-guaranteed nature, strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted, though there are still good risk-adjusted opportunities on diligent underwriting. For now, the modest position is focused on higher-quality issues, with an emphasis on selected single-asset, single-borrower structures and underlying properties. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Finally, ABS exposure tends to be focused on CLOs, federally-guaranteed student loans, and a variety of smaller, typically non-consumer related collateral types (legal settlements, shipping containers, single-family rentals, etc.). CLOs in particular offer good liquidity, with minimal credit risk given top-of-the capital structure positions, at attractive spreads. While the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility should create opportunities.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	0.57%	5.62%	0.41%	1.78%	2.02%	3.53%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	3.51%	6.55%	3.67%	3.71%	3.11%	3.42%

MWSIX (Inception: March 31, 2004)	0.85%	6.04%	0.65%	2.01%	2.28%	3.12%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	3.51%	6.55%	3.67%	3.71%	3.11%	3.44%

Semi-Annual Report September 2023 / 10

Metropolitan West Sustainable Securitized Fund

M-Class (MWERX), I-Class (MWESX)

The MetWest Sustainable Securitized Fund – I Class (“Fund”) delivered a total return of negative 4.19% (net of fees) for the six-month period ending September 30, 2023, outperforming the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index (“Index”) by 48 bps. Given a view that rates at current levels and a yield curve going on fifteen months of inversion are not sustainable in the long run, the duration profile of the Fund remained longer than the Index throughout the quarter. The duration position increased alongside the rise in Treasury yields, resulting in a headwind to relative performance, which was modestly offset by the Fund’s curve exposure as the rise in yields was led by longer tenors where the Fund has less exposure relative to the short-end. Despite higher rates, agency MBS was largely flat over the period, outperforming Treasuries in the first half of the period due to reduced volatility and underperforming in the second half as volatility returned. As a result, the Fund’s structural underweight to this sector had little impact on relative returns. Outperformance was largely driven by the Fund’s positioning in non-agency residential and commercial mortgages and ABS exposure. Non-agency MBS represents a sector with attractive risk-adjusted returns given the strength of underlying collateral, underpinned by home price appreciation over recent years that has lowered loan-to-value ratios, increased homeowner equity, and effectively de-leveraged many non-agency MBS deals. This has resulted in robust demand across non-agency MBS deal types, which has provided a technical tailwind given the relative lack of issuance amid surging mortgage rates and limited home purchase and refinance activity. Fund holdings of re-securitized legacy collateral provided a sizable boost to the Funds outperformance. Elsewhere in securitized, ABS CLOs performed well over the period adding to relative returns, while exposure to non-agency CMBS and opportunistic trading between senior and subordinated tranches of non-agency CMBS issues added to performance.

With the continued rise in rates during the third quarter, the team added incrementally to the duration positioning, reaching roughly 0.9 years long. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease and rates move lower. Residential MBS represents the largest exposure, reflected in a market value allocation to agency MBS. This sector also presents the best opportunities to achieve important allocations to affordable housing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals, within select non-agency exposures that are aligned to social objectives, such as the legacy re-performing loans and manufactured housing. Finally, non-agency CMBS is a sector with both prospective volatility and opportunity, where many of the most compelling opportunities are trophy properties that have green attributes. These properties command rental premiums and have seen relatively ‘sticky’ tenant demand. Market liquidity and demand remain plentiful for these trophy properties, while deals backed by weaker collateral are likely to see principal losses and falling prices on continued materialization of commercial market stress, especially in more subordinated tranches. Regarding specific ESG-labeled opportunities such as green, social, and sustainable bonds, there is a small, yet growing opportunity for increased issuance within the securitized market. Issuance remains largely concentrated in sovereign and corporate green bonds, though we anticipate this will expand to other asset classes and labeled types. Overall, we expect the ESG-labeled market to grow over time as issuers structure bonds to meet the rising demand for these assets driven by the growth in the sustainable fund universe and ESG-related investments.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWERX (Inception: October 1, 2021)	-4.41%	-2.02%	—	—	—	-8.46%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	-4.67%	-0.17%	—	—	—	-7.33%

MWESX (Inception: October 1, 2021)	-4.19%	-1.70%	—	—	—	-8.44%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	-4.67%	-0.17%	—	—	—	-7.33%

11 / Semi-Annual Report September 2023

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX),

Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) delivered a total return of negative 4.78% (net of fees) for the six-month period ending September 30, 2023, trailing the Bloomberg U.S. Aggregate Bond Index (“Index”) by 73 bps. Interest rates were meaningfully higher over the period; thus, a longer-than-benchmark duration was a primary cause of the underperformance. Meanwhile, the Fund benefitted from exposure to corporate credit, as both the investment grade and high yield cohorts outpaced Treasuries on a duration-adjusted basis, while issue selection generated additional outperformance, particularly holdings in non-cyclicals and communications. Outperformance in this space provided opportunities to trim exposure, consistent with the team’s value-oriented discipline given a continued reduction in yield compensation, and the position moved to a modest underweight by the end of September, though the emphasis on more defensive industrial sectors and overweight to financials remained. Turning to securitized, the impact was more modest, but positive due to contributions from the overweight to ABS and CMBS as both sectors outpaced Treasuries on a duration-adjusted basis, with an additional boost from ABS CLOs that performed well over the period. Finally, agency MBS, an emphasis in the Fund, was largely flat over the period, outperforming Treasuries in the second quarter due to reduced volatility and underperforming in the third quarter as volatility returned. Overall, the position, which was upsized over the period, had little impact on relative returns, but is poised to benefit from continued improvements in the sector as nominal spreads compress from historically wide levels.

With the continued rise in rates during the third quarter, the team added incrementally to the duration positioning, reaching roughly 0.9 years long. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease and rates move lower. Once rates do start to fall, the long-duration position will be maintained for a time in order to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. Sector positioning remains consistent; while corporate holdings bear a slight market value overweight, the exposure is a spread contribution (credit risk) underweight. Financials remain the most constructive theme, namely the U.S. money center bank issues, for which Dodd-Frank’s rigors kept clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications and select non-cyclicals that would hold up relatively well on any realization of economic slowing. The securitized area is another area of focus, reflected in a market value and spread overweight to agency MBS. The cheapening of last year and persistent volatility have the market at wider spreads that the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals. Years of amortization and housing price appreciation have built up substantial equity in such properties, underscoring the fundamentals, and an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. Finally, CMBS continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic. Expectations are for ongoing appraisals lower, more defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality, multifamily, retail, and even high-quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	-4.89%	0.12%	-5.82%	-0.15%	0.93%	4.78%
Bloomberg U.S. Aggregate Bond Index	-4.05%	0.64%	-5.21%	0.10%	1.13%	4.08%

MWTIX (Inception: March 31, 2000)	-4.78%	0.35%	-5.61%	0.09%	1.16%	4.54%
Bloomberg U.S. Aggregate Bond Index	-4.05%	0.64%	-5.21%	0.10%	1.13%	3.75%

MWTTX (Inception: March 6, 2020)	-4.71%	0.27%	-5.68%	—	—	-4.15%
Bloomberg U.S. Aggregate Bond Index	-4.05%	0.64%	-5.21%	—	—	-3.62%

MWTNX (Inception: December 18, 2009)	-4.93%	0.01%	-5.92%	-0.25%	0.83%	2.43%
Bloomberg U.S. Aggregate Bond Index	-4.05%	0.64%	-5.21%	0.10%	1.13%	1.93%

MWTSX (Inception: August 1, 2011)	-4.74%	0.42%	-5.54%	0.14%	1.23%	2.00%
Bloomberg U.S. Aggregate Bond Index	-4.05%	0.64%	-5.21%	0.10%	1.13%	1.38%

Semi-Annual Report September 2023 / 12

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

For the six-month period ending September 30, 2023, the MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 0.43% net of fees, though this trailed the ICE BofA 1-Year U.S. Treasury Index (“Index”) by 120 bps. Acknowledging the shorter-duration position typically characterizing the Fund, front-end rates at current levels and a yield curve going on fifteen months of inversion have informed a disciplined extension of the duration profile, reaching nearly 1.0 years long relative to the Index, and resulting in the largest headwind to both absolute and relative performance. This increase in rates – and volatility – also weighed on the agency MBS sector during the quarter, hampering Fund returns given the sizeable allocation to the space. Non-agency MBS fared better during the period given robust demand, limited supply, and strong underlying collateral, with issues backed by legacy (pre-2008 vintage) collateral contributing to Fund performance. Meanwhile, ABS also outperformed, resulting in strong contributions from the Fund’s CLO holdings given strong pricing amid high demand for short duration, floating rate issues. Turning to the corporate credit exposure, returns benefitted from the outright allocation to short corporates, which outperformed Treasuries, while also benefitting from the large position in top-performing financials. Insurance and REITs led, while shorter-dated bank paper also contributed.

Given the rise in rates during the period, the team extended the duration position to roughly 1 year long versus the Index, with a continued emphasis on the 2-Year rate. Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease, rates move lower, and the curve re-steepens. Once rates do start to fall, the lengthened duration position will be maintained for a time to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. On corporate exposure, less-than-compelling yield spreads inform a reduced allocation at present, though sector positioning remains constant. Financials remain the most constructive theme, namely the U.S. money center banks, for which Dodd-Frank’s rigors kept these issuers clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications and select non-cyclicals that would hold up relatively well on any realization of economic slowing. The securitized area is another area of focus, reflected in a significant allocation to residential MBS. Last year’s agency MBS cheapening, and persistent volatility, have spreads at levels the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals; years of amortization and housing price appreciation have built up substantial equity in such properties, while an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. Finally, CMBS continues to be an area of concern, with significant declines in some office property valuations, given substantially higher rates and elevated vacancies given the work from home dynamic. Expectations are for ongoing appraisals lower, more defaults, more delinquencies, and wider spreads for lower-quality deals with questionable collateral; however, there are also many parts of the CMBS market that don’t have these same challenging dynamics (logistics/warehouses, hospitality, multifamily, retail, and even high-quality office space), and portfolio holdings reflect these more targeted positions, where we can get comfortable with the risk profile and the specific properties.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.35%	2.95%	-0.12%	0.85%	0.79%	1.58%
ICE BofA 1-Year U.S. Treasury Index	1.63%	3.68%	0.61%	1.46%	1.00%	1.54%

MWUIX (Inception: July 31, 2004)	0.43%	3.11%	0.05%	1.01%	0.98%	1.47%
ICE BofA 1-Year U.S. Treasury Index	1.63%	3.68%	0.61%	1.46%	1.00%	1.58%

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

Alongside the rising rate environment, the MetWest Unconstrained Bond Fund – I Class (“Fund”) fell a modest 0.15% (net of fees) for the six-month period ending September 30, 2023, trailing the Bloomberg U.S. Treasury Bills: 1-3 Months Index (“Index”) by approximately 274 bps. The largest headwind to returns came from the positive duration profile, which was extended throughout the period to end September at approximately 3.3 years, as Treasury yields moved higher across the curve (the 2-Year yield was up over 100 bps while the 10-Year was up 110 bps). Within sector exposures, the agency MBS position was another drag to performance, held back by rate volatility. Despite the drag during the period, wide nominal yield spreads and lack of credit risk make agency MBS attractive relative to other high-quality areas of fixed income and inform the continued and sizeable

13 / Semi-Annual Report September 2023

allocation to the space. Meanwhile, sustained demand for non-agency MBS benefitted the sector given limited supply amid a slowdown in home purchase/refinance activity, contributing to returns. Elsewhere in securitized, while CMBS holdings detracted, this was offset by benefit from ABS holdings – notably from high-quality CLOs. Turning towards the credit allocation, investment grade corporates boosted returns given strong positive excess returns and tightening yield spreads during the period. The Fund took advantage of this shift in valuations to reduce exposure and trim into the strength, with remaining exposure emphasizing more defensive issuers and sectors that are less likely to be affected by cyclical volatility. Performance was also boosted by favorable issue selection among select high-quality industrials including wirelines and manufacturing names, as well as large G-SIB banking holdings.

Though rates are not expected to move substantially higher from here, the approach will be patient, recognizing that it might be mid-next year before the Fed starts to ease and rates move lower. Once rates do start to fall, the lengthened duration position will be maintained for a time to maximize the benefit and recoup the losses generated thus far, before gradually trimming the position once rates have fallen to levels near or below what we would consider to be long-term fair value. On corporate exposure, less-than-compelling yield spreads inform a reduced allocation at present, though sector positioning remains consistent. Financials remain the most constructive theme, namely the U.S. money center banks, for which Dodd-Frank’s rigors kept these issuers clear of the trouble that visited the regional banks earlier this year. Other exposures lean toward communications and select non-cyclicals that would hold up relatively well on any realization of economic slowing. The securitized area is another area of focus, reflected in a significant allocation to residential MBS. Last year’s agency MBS cheapening, and persistent volatility, have yield spreads at levels the team finds attractive, especially given the government guarantee and pull-to-par convexity of discount pricing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals; years of amortization and housing price appreciation have built up substantial equity in such properties, while an overall lag in housing supply in the decade-plus since the GFC have been supportive as well. Finally, CMBS is a sector with both prospective volatility and opportunity; market liquidity and demand remain plentiful for senior issues backed by trophy properties, while deals backed by weaker collateral are likely to see principal losses and falling prices on continued materialization of commercial market stress, especially in more subordinated tranches. As this stress unfolds, there will undoubtedly be forced sellers, helping engender a wave of price discovery across issues that have thus far been more thinly traded, while also presenting potential opportunity to scale down the capital structure of deals backed by strong collateral.

	Performance Through September 30, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	-0.29%	4.19%	-1.00%	0.96%	1.76%	3.51%
Bloomberg U.S. Treasury Bills: 1-3 Months Index	2.59%	4.63%	1.75%	1.71%	1.09%	0.92%

MWCIX (Inception: October 1, 2011)	-0.15%	4.48%	-0.72%	1.24%	2.06%	3.79%
Bloomberg U.S. Treasury Bills: 1-3 Months Index	2.59%	4.63%	1.75%	1.71%	1.09%	0.92%

MWCPX (Inception: March 6, 2020)	-0.12%	4.64%	-0.64%	—	—	-0.23%
Bloomberg U.S. Treasury Bills: 1-3 Months Index	2.59%	4.63%	1.75%	—	—	1.54%

A Disciplined Value Philosophy

A silver lining in the clouds of the fixed income market is the price (downward) and yield (upward) adjustments that occur, with the rains that come bringing clear benefit to those prepared for the storm, not just to prevent severe portfolio damage when the squall hits, but to be ready for profitable opportunity in the inhospitable conditions that may follow. While the challenges of 2022 brought questions about the durability of the asset class in its return potential and diversification benefit, a restoration to more normal interest rates and risk premiums is a clear answer to such concerns. Add in a disciplined but active component of investment oversight and management that intently drives positioning toward better value, and we believe more beneficial return outcomes emerge. We remain resolute in our approach, appreciative of our client commitments and optimistic for what we will see when the sun breaks through.

Semi-Annual Report September 2023 / 14

Thank you again for your investment in the Metropolitan West Funds. As always, we look forward to continuing to work with you in the achievement of your financial aims.

Sincerely,

Kathryn Koch

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of October 2023, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

15 / Semi-Annual Report September 2023

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended September 30, 2023

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Expense Ratio[1]	Expenses Paid During Period[2]
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,039.07	0.45%	$2.31
Hypothetical 5% Return	$1,000.00	$1,022.87	0.45%	$2.29

CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$956.15	0.75%	$3.69
Class I	$1,000.00	$957.35	0.50%	$2.46
Hypothetical 5% Return
Class M	$1,000.00	$1,021.37	0.75%	$3.81
Class I	$1,000.00	$1,022.62	0.50%	$2.54

FLEXIBLE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$991.43	0.80%	$4.00
Class I	$1,000.00	$991.36	0.55%	$2.75

Hypothetical 5% Return
Class M	$1,000.00	$1,021.11	0.80%	$4.06
Class I	$1,000.00	$1,022.37	0.55%	$2.80

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

Semi-Annual Report September 2023 / 16

	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Expense Ratio[1]	Expenses Paid During Period[2]

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,056.17	0.90%	$4.65
Class I	$1,000.00	$1,057.22	0.70%	$3.62
Plan Class	$1,000.00	$1,054.20	0.60%	$3.10

Hypothetical 5% Return
Class M	$1,000.00	$1,020.61	0.90%	$4.57
Class I	$1,000.00	$1,021.62	0.70%	$3.56
Plan Class	$1,000.00	$1,022.12	0.60%	$3.05

HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,010.89	0.85%	$4.30
Class I	$1,000.00	$1,011.00	0.60%	$3.03

Hypothetical 5% Return
Class M	$1,000.00	$1,020.86	0.85%	$4.32
Class I	$1,000.00	$1,022.12	0.60%	$3.05

INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$973.39	0.70%	$3.47
Class I	$1,000.00	$975.48	0.48%	$2.38
Hypothetical 5% Return
Class M	$1,000.00	$1,021.62	0.70%	$3.56
Class I	$1,000.00	$1,022.72	0.48%	$2.44

INVESTMENT GRADE CREDIT FUND
Actual Fund Return
Class M	$1,000.00	$982.00	0.70%	$3.49
Class I	$1,000.00	$981.72	0.49%	$2.44
Hypothetical 5% Return
Class M	$1,000.00	$1,021.62	0.70%	$3.56
Class I	$1,000.00	$1,022.67	0.49%	$2.49

LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$995.69	0.63%	$3.16
Class I	$1,000.00	$996.70	0.43%	$2.16
Administrative Class	$1,000.00	$995.56	0.70%	$3.51

Hypothetical 5% Return
Class M	$1,000.00	$1,021.97	0.63%	$3.20
Class I	$1,000.00	$1,022.97	0.43%	$2.19
Administrative Class	$1,000.00	$1,021.62	0.70%	$3.56

OPPORTUNISTIC HIGH INCOME CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,008.75	0.85%	$4.29
Class I	$1,000.00	$1,009.77	0.60%	$3.03

Hypothetical 5% Return
Class M	$1,000.00	$1,020.86	0.85%	$4.32
Class I	$1,000.00	$1,022.12	0.60%	$3.05

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

17 / Semi-Annual Report September 2023

	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Expense Ratio[1]	Expenses Paid During Period[2]

STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,005.70	1.04%	$5.24
Class I	$1,000.00	$1,008.54	0.80%	$4.04
Hypothetical 5% Return
Class M	$1,000.00	$1,019.91	1.04%	$5.28
Class I	$1,000.00	$1,021.11	0.80%	$4.06

SUSTAINABLE SECURITIZED FUND
Actual Fund Return
Class M	$1,000.00	$955.93	0.70%	$3.44
Class I	$1,000.00	$958.06	0.49%	$2.41
Hypothetical 5% Return
Class M	$1,000.00	$1,021.62	0.70%	$3.56
Class I	$1,000.00	$1,022.67	0.49%	$2.49

TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$951.08	0.68%	$3.33
Class I	$1,000.00	$952.17	0.45%	$2.21
Class I-2	$1,000.00	$952.88	0.52%	$2.55
Administrative Class	$1,000.00	$950.67	0.78%	$3.82
Plan Class	$1,000.00	$952.61	0.37%	$1.82
Hypothetical 5% Return
Class M	$1,000.00	$1,021.72	0.68%	$3.46
Class I	$1,000.00	$1,022.87	0.45%	$2.29
Class I-2	$1,000.00	$1,022.52	0.52%	$2.64
Administrative Class	$1,000.00	$1,021.22	0.78%	$3.96
Plan Class	$1,000.00	$1,023.28	0.37%	$1.88

ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,003.48	0.50%	$2.52
Class I	$1,000.00	$1,004.31	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.62	0.50%	$2.54
Class I	$1,000.00	$1,023.43	0.34%	$1.73

UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$997.12	1.04%	$5.22
Class I	$1,000.00	$998.48	0.76%	$3.82
Plan Class	$1,000.00	$998.76	0.70%	$3.52
Hypothetical 5% Return
Class M	$1,000.00	$1,019.91	1.04%	$5.28
Class I	$1,000.00	$1,021.32	0.76%	$3.86
Plan Class	$1,000.00	$1,021.62	0.70%	$3.56

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

Semi-Annual Report September 2023 / 18

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2023 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND

Sector Diversification

U.S. Treasury Bills	29.24%

Corporate Bonds	25.21%

Asset-Backed Securities	17.46%

U.S. Agency Mortgage-Backed	13.22%

Non-Agency Commercial Mortgage-Backed	7.49%

Non-Agency Mortgage-Backed	6.84%

Mutual Funds	2.22%

Money Market Funds	1.69%

Municipal Bonds	1.43%

U.S. Agency Commercial Mortgage-Backed	1.31%

Common Stock	0.06%

Rights	0.00%

Other*	(6.17)%

Total	100.00%

CORPORATE BOND FUND

Sector Diversification

Corporate Bonds	84.59%

U.S. Treasury Securities	10.78%

Municipal Bonds	2.18%

Money Market Funds	1.78%

Asset-Backed Securities	0.62%

U.S. Agency Commercial Mortgage-Backed	0.27%

Non-Agency Commercial Mortgage-Backed	0.17%

U.S. Agency Mortgage-Backed	0.13%

Other*	(0.52)%

Total	100.00%

FLEXIBLE INCOME FUND

Sector Diversification

Corporate Bonds	29.58%

Non-Agency Mortgage-Backed	23.65%

U.S. Agency Mortgage-Backed	22.25%

U.S. Treasury Bills	14.67%

Asset-Backed Securities	12.66%

U.S. Treasury Securities	5.28%

Non-Agency Commercial Mortgage-Backed	4.66%

Bank Loans	4.32%

Money Market Funds	3.04%

Foreign Government Obligations	1.78%

U.S. Agency Commercial Mortgage-Backed	0.90%

Municipal Bonds	0.19%

Common Stock	0.15%

Rights	0.00%

Warrant	0.00%

Other*	(23.13)%

Total	100.00%

FLOATING RATE INCOME FUND

Sector Diversification

Bank Loans	88.89%

U.S. Treasury Bills	5.08%

Corporate Bonds	4.27%

Money Market Funds	1.61%

Asset-Backed Securities	0.47%

Common Stock	0.06%

Rights	0.00%

Warrant	0.00%

Other*	(0.38)%

Total	100.00%

HIGH YIELD BOND FUND

Sector Diversification

Corporate Bonds	81.12%

Bank Loans	9.94%

U.S. Treasury Bills	5.81%

U.S. Treasury Securities	0.79%

Common Stock	0.75%

Money Market Funds	0.63%

Rights	0.00%

Warrant	0.00%

Other*	0.96%

Total	100.00%

INTERMEDIATE BOND FUND

Sector Diversification

U.S. Treasury Securities	43.13%

Corporate Bonds	27.48%

U.S. Agency Mortgage-Backed	12.73%

Money Market Funds	9.14%

U.S. Treasury Bills	8.66%

Non-Agency Mortgage-Backed	6.52%

Asset-Backed Securities	4.65%

Non-Agency Commercial Mortgage-Backed	2.68%

Bank Loans	1.10%

Municipal Bonds	0.80%

U.S. Agency Commercial Mortgage-Backed	0.28%

Common Stock	0.03%

Rights	0.00%

Other*	(17.20)%

Total	100.00%

19 / Semi-Annual Report September 2023

INVESTMENT GRADE CREDIT FUND

Sector Diversification

Corporate Bonds	57.09%

U.S. Treasury Securities	21.80%

U.S. Agency Mortgage-Backed	12.65%

Money Market Funds	8.24%

U.S. Treasury Bills	3.84%

Asset-Backed Securities	3.82%

Municipal Bonds	3.36%

Non-Agency Mortgage-Backed	2.99%

Non-Agency Commercial Mortgage-Backed	1.15%

U.S. Agency Commercial Mortgage-Backed	0.26%

Other*	(15.20)%

Total	100.00%

LOW DURATION BOND FUND

Sector Diversification

U.S. Agency Mortgage-Backed	27.70%

Corporate Bonds	26.46%

Non-Agency Mortgage-Backed	16.76%

U.S. Treasury Securities	13.91%

Asset-Backed Securities	11.75%

Non-Agency Commercial Mortgage-Backed	11.14%

Money Market Funds	10.24%

U.S. Agency Discount Notes	2.75%

Bank Loans	2.14%

Municipal Bonds	1.71%

U.S. Treasury Bills	1.56%

U.S. Agency Commercial Mortgage-Backed	1.35%

Common Stock	0.00%

Purchased Swaptions	0.00%

Written Swaptions	0.00%

Other*	(27.47)%

Total	100.00%

OPPORTUNISTIC HIGH INCOME CREDIT FUND

Sector Diversification

Corporate Bonds	61.61%

Common Stock	10.58%

Bank Loans	7.82%

Non-Agency Mortgage-Backed	7.35%

Non-Agency Commercial Mortgage-Backed	3.96%

U.S. Treasury Bills	3.78%

Master Limited Partnerships	2.80%

Money Market Funds	0.43%

U.S. Agency Commercial Mortgage-Backed	0.10%

Other*	1.57%

Total	100.00%

STRATEGIC INCOME FUND

Sector Diversification

Non-Agency Mortgage-Backed	31.70%

Corporate Bonds	27.64%

U.S. Treasury Bills	14.66%

U.S. Agency Mortgage-Backed	14.62%

Asset-Backed Securities	13.27%

Non-Agency Commercial Mortgage-Backed	4.17%

U.S. Treasury Securities	3.74%

Money Market Funds	3.46%

U.S. Agency Commercial Mortgage-Backed	0.81%

Municipal Bonds	0.13%

Common Stock	0.09%

Rights	0.00%

Other*	(14.29)%

Total	100.00%

SUSTAINABLE SECURITIZED FUND

Sector Diversification

U.S. Agency Mortgage-Backed	59.25%

Non-Agency Commercial Mortgage-Backed	19.20%

Asset-Backed Securities	17.44%

Non-Agency Mortgage-Backed	9.28%

U.S. Treasury Securities	5.84%

Money Market Funds	3.98%

U.S. Agency Commercial Mortgage-Backed	3.72%

Other*	(18.71)%

Total	100.00%

TOTAL RETURN BOND FUND

Sector Diversification

U.S. Agency Mortgage-Backed	38.20%

Corporate Bonds	27.80%

U.S. Treasury Securities	27.01%

Non-Agency Mortgage-Backed	9.80%

Money Market Funds	8.55%

U.S. Agency Discount Notes	7.69%

Asset-Backed Securities	5.31%

Non-Agency Commercial Mortgage-Backed	3.91%

U.S. Treasury Bills	3.56%

Bank Loans	1.55%

Foreign Government Obligations	0.66%

U.S. Agency Commercial Mortgage-Backed	0.64%

Municipal Bonds	0.34%

Common Stock	0.09%

Rights	0.00%

Other*	(35.11)%

Total	100.00%

Semi-Annual Report September 2023 / 20

ULTRA SHORT BOND FUND

Sector Diversification

U.S. Agency Mortgage-Backed	23.98%

Corporate Bonds	23.88%

U.S. Treasury Securities	17.40%

U.S. Treasury Bills	13.90%

Non-Agency Mortgage-Backed	12.81%

Asset-Backed Securities	8.28%

Money Market Funds	7.12%

Non-Agency Commercial Mortgage-Backed	5.46%

U.S. Agency Commercial Mortgage-Backed	3.47%

Municipal Bonds	0.34%

Other*	(16.64)%

Total	100.00%

UNCONSTRAINED BOND FUND

Sector Diversification

Non-Agency Mortgage-Backed	33.41%

Corporate Bonds	27.83%

U.S. Agency Mortgage-Backed	22.33%

Asset-Backed Securities	14.78%

Non-Agency Commercial Mortgage-Backed	8.51%

Bank Loans	3.57%

U.S. Treasury Bills	2.53%

Foreign Government Obligations	2.50%

U.S. Treasury Securities	2.21%

Money Market Funds	1.91%

U.S. Agency Commercial Mortgage-Backed	1.36%

Common Stock	0.33%

Municipal Bonds	0.33%

Rights	0.00%

Other*	(21.60)%

Total	100.00%

*	Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

21 / Semi-Annual Report September 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 72.96%

ASSET-BACKED SECURITIES — 17.46%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
6.13%	07/25/56	[1,2]	$8,301	$8,145
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.70%	10/17/34	[1,2,3]	100,000	99,463
Apidos CLO XII,
Series 2013-12A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.34%)
6.65%	04/15/31	[1,2,3]	114,663	114,467
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.65%	04/20/31	[1,2,3]	199,398	199,086
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.21%)
6.54%	07/20/29	[1,2,3]	31,752	31,749
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.48%)
6.81%	01/20/32	[1,2,3]	90,000	89,883
Carmax Auto Owner Trust,
Series 2020-1, Class C
2.34%	11/17/25		135,000	132,823
Carvana Auto Receivables Trust,
Series 2022-P3, Class A3
4.61%	11/10/27		165,000	161,779
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.74%	10/25/34	[1,2,3]	100,000	99,101
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.08%)
6.45%	11/15/28	[1,2,3]	63,337	63,115
Dryden 58 CLO Ltd.,
Series 2018-58A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.26%)
6.57%	07/17/31	[1,2,3]	150,000	149,550
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.47%	04/15/29	[1,2,3]	38,963	38,781

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.74%	10/15/34	[1,2,3]	$150,000	$148,732
Exeter Automobile Receivables Trust,
Series 2021-1A, Class D
1.08%	11/16/26		145,000	139,716
Exeter Automobile Receivables Trust,
Series 2022-6A, Class C
6.32%	05/15/28		130,000	129,223
Flagship Credit Auto Trust,
Series 2021-1, Class C
0.91%	03/15/27	[2]	150,000	144,241
GLS Auto Receivables Issuer Trust,
Series 2020-4A, Class D
1.64%	10/15/26	[2]	160,000	154,004
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.74%	10/20/34	[1,2,3]	140,000	139,406
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.06%)
6.37%	04/15/31	[1,2,3]	34,091	34,105
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.26%)
6.60%	07/21/30	[1,2,3]	164,121	163,530
Navient Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.62%)
5.94%	06/25/31	[1]	60,077	58,328
Nelnet Student Loan Trust,
Series 2014-3A, Class A
(SOFR30A plus 0.69%)
6.01%	06/25/41	[1,2]	8,538	8,369
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(CME Term SOFR 3-Month plus 0.91%)
6.24%	10/20/34	[1,2,3]	41,786	41,399
Oak Street Investment Grade Net Lease Fund,
Series 2020-1A, Class A1
1.85%	11/20/50	[2]	95,059	84,378
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.79%	11/20/30	[1,2,3]	81,768	81,727

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 22

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 35 Ltd.,
Series 2018-1A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.65%	01/20/31	[1,2,3]	$151,056	$150,723
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.62%	02/24/37	[1,2,3]	115,000	114,307
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.70%	01/17/31	[1,2,3]	67,602	67,490
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.29%)
6.60%	04/18/31	[1,2,3]	141,723	141,617
Progress Residential Trust,
Series 2019-SFR3, Class A
2.27%	09/17/36	[2]	118,543	114,309
Progress Residential Trust,
Series 2019-SFR4, Class A
2.69%	10/17/36	[2]	99,550	96,066
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.78%	10/20/30	[1,2,3]	122,383	122,100
Rockford Tower CLO Ltd.,
Series 2018-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.75%	10/20/31	[1,2,3]	150,000	149,602
Santander Drive Auto Receivables Trust,
Series 2022-2, Class C
3.76%	07/16/29		160,000	152,716
Santander Drive Auto Receivables Trust,
Series 2022-4, Class C
5.00%	11/15/29		160,000	156,162
SLM Student Loan Trust,
Series 2005-7, Class A4
(SOFR90A plus 0.41%)
5.47%	10/25/29	[1]	35,538	35,492
SLM Student Loan Trust,
Series 2008-5, Class A4
(SOFR90A plus 1.96%)
7.02%	07/25/23	[1]	66,991	66,898
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.42%	07/25/23	[1]	104,097	102,871

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2012-1, Class A3
(SOFR30A plus 1.06%)
6.38%	09/25/28	[1]	$111,024	$108,445
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29	[1]	64,666	62,404
Sofi Professional Loan Program Trust,
Series 2021-B, Class AFX
1.14%	02/15/47	[2]	183,163	150,766
Sofi Professional Loan Program, LLC,
Series 2019-A, Class A2FX
3.69%	06/15/48	[2]	114,959	110,352
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44	[2]	60,000	57,673
Stratus CLO Ltd.,
Series 2021-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.49%	12/28/29	[1,2,3]	78,435	78,181
Westlake Automobile Receivables Trust,
Series 2022-2A, Class C
4.85%	09/15/27	[2]	150,000	146,844
Westlake Automobile Receivables Trust,
Series 2023-1A, Class B
5.41%	01/18/28	[2]	150,000	148,350
World Omni Select Auto Trust,
Series 2023-A, Class C
6.00%	01/16/29		150,000	148,360

Total Asset-Backed Securities
(Cost $5,041,232)				4,996,828

CORPORATES — 25.21%*

Banking — 8.38%
Bank of America Corp.
1.73%	07/22/27	[4]	175,000	155,119
Bank of America Corp.
(MTN)
2.55%	02/04/28	[4]	235,000	209,535
DNB Bank ASA
(Norway)
0.86%	09/30/25	[2,3,4]	200,000	189,734
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25	[3,4]	395,000	380,694
ING Groep NV
(Netherlands)
3.87%	03/28/26	[3,4]	200,000	193,043
JPMorgan Chase & Co.
1.58%	04/22/27	[4]	30,000	26,775
Lloyds Banking Group PLC
(United Kingdom)
3.57%	11/07/28	[3,4]	30,000	26,816

See accompanying Notes to Financial Statements.

23 / Semi-Annual Report September 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[2,3,4]	$90,000	$85,374
1.34%	01/12/27	[2,3,4]	70,000	62,651
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	90,000	89,056
PNC Financial Services Group, Inc. (The)
5.58%	06/12/29	[4]	15,000	14,564
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	275,000	267,429
UBS Group AG
(Switzerland)
1.31%	02/02/27	[2,3,4]	145,000	128,540
2.59%	09/11/25	[2,3,4]	175,000	168,447
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	330,000	311,631
2.39%	06/02/28	[4]	100,000	87,729

				2,397,137

Communications — 2.11%
AT&T, Inc.
(CME Term SOFR 3-Month plus 1.44%)
6.85%	06/12/24	[1]	175,000	176,075
Charter Communications Operating LLC/Charter
Communications Operating Capital
(CME Term SOFR 3-Month plus 1.91%)
7.28%	02/01/24	[1]	125,000	125,432
Frontier Communications Holdings LLC
8.63%	03/15/31	[2]	32,000	30,077
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[2,3]	66,000	58,653
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,2,3,5,6,7,8	20,000	—
9.75%	07/15/25	†,2,3,5,6,7,8	61,000	—
Qwest Corp.
7.25%	09/15/25		100,000	97,250
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28	[2]	45,000	44,222
T-Mobile USA, Inc.
2.63%	04/15/26		79,000	73,088

				604,797

Consumer Discretionary — 0.46%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[2,3]	100,000	97,086

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Imperial Brands Finance PLC
(United Kingdom)
6.13%	07/27/27	[2,3]	$35,000	$34,861

				131,947

Diversified REITs — 0.36%
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		6,000	4,654
VICI Properties LP/VICI Note Co., Inc.
4.50%	01/15/28	[2]	6,000	5,482
4.63%	06/15/25	[2]	95,000	91,842

				101,978

Electric — 0.94%
American Electric Power Co., Inc.
2.03%	03/15/24		120,000	117,774
FirstEnergy Transmission LLC
2.87%	09/15/28	[2]	63,000	54,700
Pennsylvania Electric Co.
4.15%	04/15/25	[2]	50,000	48,207
5.15%	03/30/26	[2]	50,000	49,102

				269,783

Energy — 1.32%
Energy Transfer LP
4.25%	04/01/24		150,000	148,671
5.50%	06/01/27		12,000	11,819
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		125,000	121,347
Southern Co. Gas Capital Corp.
3.88%	11/15/25		100,000	96,338

				378,175

Finance — 5.25%
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[2,3]	5,000	4,225
Capital One Financial Corp.
1.34%	12/06/24	[4]	120,000	118,714
Citigroup, Inc.
3.52%	10/27/28	[4]	290,000	262,504
Goldman Sachs Group, Inc. (The)
1.22%	12/06/23		90,000	89,264
1.95%	10/21/27	[4]	90,000	79,487
Goldman Sachs Group, Inc. (The)
(MTN)
(CME Term SOFR 3-Month plus 1.86%)
7.27%	11/29/23	[1]	75,000	75,076
JPMorgan Chase & Co.
0.56%	02/16/25	[4]	290,000	283,642
0.82%	06/01/25	[4]	110,000	105,985
1.04%	02/04/27	[4]	50,000	44,497
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	320,000	282,034

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 24

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
UBS Group AG
(Switzerland)
1.49%	08/10/27	[2,3,4]	$180,000	$157,035

				1,502,463

Health Care — 3.09%
AbbVie, Inc.
3.75%	11/14/23		125,000	124,697
Amgen, Inc.
5.15%	03/02/28		130,000	127,908
Bayer U.S. Finance II LLC
4.25%	12/15/25	[2]	165,000	158,898
Catalent Pharma Solutions, Inc.
3.50%	04/01/30	[2]	57,000	47,004
Embecta Corp.
5.00%	02/15/30	[2]	45,000	35,457
HCA, Inc.
5.00%	03/15/24		75,000	74,628
5.25%	06/15/26		155,000	151,872
Humana, Inc.
5.70%	03/13/26		70,000	69,751
Kedrion SpA
(Italy)
6.50%	09/01/29	[2,3]	25,000	21,562
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[2]	40,000	28,750
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[2]	16,000	12,920
Prestige Brands, Inc.
3.75%	04/01/31	[2]	40,000	32,250

				885,697

Health Care REITs — 0.32%
Healthcare Reality Holdings LP
3.50%	08/01/26		45,000	41,773
Healthcare Realty Holdings LP
3.63%	01/15/28		55,000	49,055

				90,828

Industrials — 0.36%
Artera Services LLC
9.03%	12/04/25	[2]	9,000	8,317
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
6.01%	05/05/26	[1]	29,000	28,968
(CME Term SOFR 3-Month plus 0.74%)
6.11%	08/15/36	[1]	75,000	66,828

				104,113

Information Technology — 0.37%
VMware, Inc.
1.00%	08/15/24		110,000	105,417

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance — 1.07%
Athene Global Funding
(SOFR Index plus 0.70%)
6.04%	05/24/24	[1,2]	$85,000	$84,599
Guardian Life Global Funding
5.74%	10/02/28	[2]	125,000	125,461
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[2,4]	90,000	90,013
Willis North America, Inc.
4.65%	06/15/27		5,000	4,789

				304,862

Materials — 0.73%
Georgia-Pacific LLC
3.60%	03/01/25	[2]	115,000	111,432
International Flavors & Fragrances, Inc.
1.83%	10/15/27	[2]	55,000	45,662
2.30%	11/01/30	[2]	70,000	52,717

				209,811

Retail — 0.06%
Michaels Cos., Inc. (The)
5.25%	05/01/28	[2]	20,000	15,996

Services — 0.08%
Waste Pro USA, Inc.
5.50%	02/15/26	[2]	23,000	21,502

Specialized REITs — 0.31%
Extra Space Storage LP
2.20%	10/15/30		110,000	85,384
2.40%	10/15/31		5,000	3,830

				89,214

Total Corporates
(Cost $7,401,618)				7,213,720

MORTGAGE-BACKED — 28.86%**

Non-Agency Commercial Mortgage-Backed — 7.49%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35	[2]	32,780	30,951
ACAM Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.51%)
6.85%	11/17/34	[1,2,3]	4,179	4,191
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60		50,587	48,554
Barclays Commercial Mortgage Securities Trust,
Series 2018-BXH, Class A
(CME Term SOFR 1-Month plus 1.05%)
6.38%	10/15/37	[1,2]	6,158	6,054
Beast Mortgage Trust,
Series 2021-SSCP, Class A
(CME Term SOFR 1-Month plus 0.86%)
6.20%	04/15/36	[1,2]	250,000	244,216

See accompanying Notes to Financial Statements.

25 / Semi-Annual Report September 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BFLD Trust,
Series 2020-EYP, Class A
(CME Term SOFR 1-Month plus 1.26%)
6.60%	10/15/35	[1,2]	$125,000	$98,748
BX Commercial Mortgage Trust,
Series 2021-CIP, Class A
(CME Term SOFR 1-Month plus 1.04%)
6.37%	12/15/38	[1,2]	130,000	127,389
BX Trust,
Series 2021-SDMF, Class A
(CME Term SOFR 1-Month plus 0.70%)
6.04%	09/15/34	[1,2]	121,000	118,101
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48		19,728	19,442
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class AAB
3.47%	09/15/48		19,813	19,369
Cold Storage Trust,
Series 2020-ICE5, Class A
(CME Term SOFR 1-Month plus 1.01%)
6.35%	11/15/37	[1,2]	108,129	107,121
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.29%	10/15/45	[4]	65,302	4
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50		46,333	44,875
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(CME Term SOFR 1-Month plus 1.03%)
6.36%	05/15/36	[1,2]	244,392	243,822
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.56%	08/10/43	[2,4]	1,516,572	4,865
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44	[2,4]	322,531	3
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.78%	01/15/47	[4]	823,127	32
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.05%	04/15/46	[4]	167,709	780
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class XA (IO)
1.04%	01/15/49	[4,5,8]	609,403	9,496
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.43%	09/15/39	[2,4]	303,520	1,136
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
7.15%	11/15/35	[1,2]	114,234	114,336

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class XA (IO)
1.04%	02/15/47	[4]	$795,910	$41
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class ASB
3.32%	10/15/48		31,149	30,320
One New York Plaza Trust,
Series 2020-1NYP, Class A
(CME Term SOFR 1-Month plus 1.06%)
6.40%	01/15/36	[1,2]	94,000	89,741
Queens Center Mortgage Trust,
Series 2013-QCA, Class B
3.38%	01/11/37	[2]	150,000	130,919
SREIT Trust,
Series 2021-MFP, Class A
(CME Term SOFR 1-Month plus 0.85%)
6.18%	11/15/38	[1,2]	250,000	245,554
TMSQ Mortgage Trust,
Series 2014-1500, Class XA (IO)
0.28%	10/10/36	[2,4]	14,000,000	14,753
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.34%	08/10/49	[2,4,5,8]	244,204	99
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		72,222	71,384
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(CME Term SOFR 1-Month plus 0.92%)
6.25%	12/15/34	[1,2]	200,000	183,224
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class A4
3.72%	05/15/47		104,079	103,221
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class ASB
3.39%	08/15/47		4,359	4,269
WF-RBS Commercial Mortgage Trust,
Series 2014-C25, Class XA (IO)
0.93%	11/15/47	[4]	4,870,926	27,490

				2,144,500

Non-Agency Mortgage-Backed — 6.84%
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		192,628	74,586
Asset-Backed Funding Certificates,
Series 2004-OPT4, Class M1
(CME Term SOFR 1-Month plus 1.01%)
6.33%	02/25/34	[1]	77,136	75,766
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 0.92%)
3.21%	09/26/46	[1,2]	24,065	24,063

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 26

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Centex Home Equity Loan Trust,
Series 2005-B, Class M2
(CME Term SOFR 1-Month plus 0.76%)
6.08%	03/25/35	[1]	$68,177	$67,348
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(CME Term SOFR 1-Month plus 1.03%)
6.04%	10/25/35	[1]	26,030	26,005
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58	[2,4]	82,831	71,161
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[2,4]	103,282	88,690
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class M2
(CME Term SOFR 1-Month plus 0.79%)
6.11%	10/25/35	[1]	122,821	117,771
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class M1
(CME Term SOFR 1-Month plus 0.50%)
5.82%	06/25/37	[1]	81,190	80,027
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(CME Term SOFR 1-Month plus 1.01%)
6.33%	10/25/47	[1]	57,921	51,629
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.71%)
6.03%	05/25/35	[1]	38,189	31,109
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 11/25/23)
3.95%	01/25/33		4,673	4,248
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(CME Term SOFR 1-Month plus 0.85%)
6.18%	07/19/44	[1]	1,941	1,766
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(CME Term SOFR 1-Month plus 0.67%)
4.45%	03/25/36	[1]	14,381	14,188
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.28%	04/19/36	[4]	60,007	46,094
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(CME Term SOFR 1-Month plus 0.79%)
6.12%	06/20/35	[1]	97,857	88,839
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.75%	05/25/37	[1]	25,342	25,214
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(CME Term SOFR 1-Month plus 0.97%)
6.29%	08/25/34	[1]	6,138	5,307

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(CME Term SOFR 1-Month plus 0.53%)
5.85%	05/25/46	[1]	$68,554	$59,849
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 2A1
3.84%	06/25/37	[4]	56,441	35,354
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M3
(CME Term SOFR 1-Month plus 0.82%)
6.14%	09/25/35	[1]	127,704	123,100
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE7, Class A2B
(CME Term SOFR 1-Month plus 1.11%)
6.43%	07/25/37	[1]	54,129	52,510
Option One Mortgage Loan Trust 2005-4 Asset-Backed
Certificates,
Series 2005-4, Class M2
(CME Term SOFR 1-Month plus 0.80%)
6.12%	11/25/35	[1]	70,382	64,725
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 10/25/23)
1.87%	04/25/26	[2]	130,398	124,078
PRPM LLC,
Series 2021-6, Class A1 (STEP-reset date 10/25/23)
1.79%	07/25/26	[2]	60,553	56,960
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,078	1,354
Residential Asset Mortgage Products Trust,
Series 2006-NC3, Class M1
(CME Term SOFR 1-Month plus 0.45%)
5.94%	03/25/36	[1]	74,497	70,829
Residential Asset Securities Corp.,
Series 2005-AHL2, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.06%	10/25/35	[1]	18,311	18,200
Structured Asset Mortgage Investments II Trust,
Series 2006-AR1, Class 3A1
(CME Term SOFR 1-Month plus 0.57%)
5.89%	02/25/36	[1]	36,790	29,207
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[2,5,8]	1,367,994	15,557
VOLT CIII LLC,
Series 2021-CF1, Class A1 (STEP-reset date 10/25/23)
1.99%	08/25/51	[2]	83,251	77,525
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 10/25/23)
2.12%	04/25/51	[2]	158,359	148,073
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
6.03%	06/25/42	[1]	1,023	931

See accompanying Notes to Financial Statements.

27 / Semi-Annual Report September 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(CME Term SOFR 1-Month plus 0.95%)
6.27%	07/25/45	[1]	$87,314	$81,253
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-4, Class M3
(CME Term SOFR 1-Month plus 0.86%)
6.18%	12/25/35	[1]	100,000	97,715
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-I, Class A1
6.07%	09/25/33	[4]	5,410	5,212

				1,956,243

U.S. Agency Commercial Mortgage-Backed — 1.31%
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K036, Class X1 (IO)
1.12%	10/25/23	[4]	474,714	551
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K044, Class X1 (IO)
0.87%	01/25/25	[4]	1,091,933	9,255
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K054, Class X1 (IO)
1.29%	01/25/26	[4]	3,417,486	74,666
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K732, Class X3 (IO)
2.24%	05/25/46	[4]	250,000	8,806
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.36%	06/25/27	[4]	916,510	23,065
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF88, Class AL
(SOFR30A plus 0.44%)
5.76%	09/25/30	[1]	116,071	114,771
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ31, Class A1
0.57%	05/25/26		17,479	17,011
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS07, Class X (IO)
0.74%	09/25/25	[4]	2,847,092	31,918
Ginnie Mae,
Series 2014-157, Class C
3.15%	10/16/54	[4]	100,194	95,824

				375,867

U.S. Agency Mortgage-Backed — 13.22%
Fannie Mae Pool AL0851
6.00%	10/01/40		1,595	1,648

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 1997-91, Class SL (IO)
(-2.00 X SOFR30A plus 15.77%, 7.50% Cap)
5.15%	11/25/23	[1]	$8	$—
Fannie Mae REMICS,
Series 2002-21, Class FB
(SOFR30A plus 1.01%)
6.33%	04/25/32	[1]	13,898	13,947
Fannie Mae REMICS,
Series 2002-53, Class FY
(SOFR30A plus 0.61%)
5.93%	08/25/32	[1]	60,821	60,235
Fannie Mae REMICS,
Series 2003-11, Class FA
(SOFR30A plus 1.11%)
6.43%	09/25/32	[1]	2,981	3,008
Fannie Mae REMICS,
Series 2003-81, Class FE
(SOFR30A plus 0.61%)
5.93%	09/25/33	[1]	22,177	21,843
Fannie Mae REMICS,
Series 2006-48, Class FL
(SOFR30A plus 0.51%)
5.83%	06/25/36	[1]	28,801	28,346
Fannie Mae REMICS,
Series 2006-8, Class NF
(SOFR30A plus 0.48%)
5.80%	03/25/36	[1]	23,737	23,287
Fannie Mae REMICS,
Series 2008-12, Class FA
(SOFR30A plus 0.78%)
6.10%	03/25/38	[1]	77,038	76,424
Fannie Mae REMICS,
Series 2010-109, Class PF
(SOFR30A plus 0.51%)
5.83%	10/25/40	[1]	2,568	2,516
Fannie Mae REMICS,
Series 2010-74, Class AF
(SOFR30A plus 0.65%)
5.97%	07/25/37	[1]	25,161	24,846
Freddie Mac REMICS,
Series 2684, Class F
(SOFR30A plus 1.01%)
6.33%	01/15/33	[1]	2,665	2,673
Freddie Mac REMICS,
Series 3231, Class FB
(SOFR30A plus 0.46%)
5.78%	10/15/36	[1]	46,294	45,336
Freddie Mac Strips,
Series 263, Class F5
(SOFR30A plus 0.61%)
5.93%	06/15/42	[1]	7,512	7,329
Ginnie Mae (TBA)
4.50%	10/20/53		150,000	138,580
5.00%	10/20/53		75,000	71,074

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 28

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53	[1]	$149,582	$147,237
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.46%	08/20/53	[1]	149,595	148,498
UMBS (TBA)
2.50%	10/01/53		150,000	119,021
3.00%	10/01/53		825,000	682,269
3.50%	10/01/53		50,000	43,008
4.00%	10/01/53		475,000	422,936
4.50%	10/01/53		500,000	459,102
5.00%	10/01/53		675,000	636,741
5.50%	10/01/53		625,000	604,028

				3,783,932

Total Mortgage-Backed
(Cost $9,177,833)				8,260,542

MUNICIPAL BONDS — 1.43%*

Colorado — 0.47%
City & County of Denver Airport System Revenue Bonds, Series C
0.88%	11/15/23		135,000	134,221

Maryland — 0.28%
City of Baltimore General Obligation, School Improvements, Series C
5.00%	10/15/25		80,000	79,522

Massachusetts — 0.18%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31		56,504	53,181

New York — 0.50%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25		150,000	142,372

Total Municipal Bonds
(Cost $427,345)				409,296

Total Bonds — 72.96%
(Cost $22,048,028)				20,880,386

Issues			Shares	Value

COMMON STOCK — 0.06%

Communications — 0.06%
Intelsat Emergence SA3,5,7,8
(Luxembourg)			773	17,315

Total Common Stock
(Cost $25,883)

Issues		Shares	Value

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,7,8
(Luxembourg)		80	$—
Intelsat Jackson Holdings SA, Series B†,3,5,7,8
(Luxembourg)		80	—

			—

Total Rights
(Cost $–)			—

Issues		Shares	Value

MUTUAL FUNDS — 2.22%

Mutual Funds — 2.22%
SPDR S&P 500 ETF Trust[9]		1,486	635,235

Total Mutual Funds
(Cost $660,955)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 30.93%

Money Market Funds — 1.69%
Fidelity Investments Money Market Funds - Government Portfolio
5.23%[10]		178,669	178,669
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.27%[10]		304,000	304,000

			482,669

U.S. Treasury Bills — 29.24%
U.S. Treasury Bills
5.41%[11]	02/15/24	$470,000	460,607
U.S. Treasury Bills (WI)
5.32%[11]	11/07/23	310,000	308,366
5.35%[11]	11/14/23	1,500,000	1,490,537
5.39%[11]	11/28/23	500,000	495,786
5.48%[11]	03/07/24	3,750,000	3,663,130
5.44%[11]	03/21/24	2,000,000	1,949,508

			8,367,934

Total Short-Term Investments
(Cost $8,851,196)			8,850,603

Total Investments - 106.17%
(Cost $31,586,062)			30,383,539

Liabilities in Excess of Other Assets - (6.17)%			(1,766,438)

Net Assets - 100.00%			$28,617,101

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.

See accompanying Notes to Financial Statements.

29 / Semi-Annual Report September 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Non-income producing security.
[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $42,467, which is 0.15% of total net assets.
[9]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY.

[10]	Represents the current yield as of September 30, 2023.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(ETF): Exchange-Traded Fund

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(SPDR): Standard & Poor’s Depositary Receipts

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 E-mini Index	132	12/15/23	$28,553,250	$ (1,221,913)	$(1,221,913)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 30

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 98.74%

ASSET-BACKED SECURITIES — 0.62%**
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[1,2,3]	$38,662	$33,801

Total Asset-Backed Securities
(Cost $38,662)

CORPORATES — 84.59%*

Banking — 12.63%
Bank of America Corp.
2.30%	07/21/32	[3]	10,000	7,589
Bank of America Corp.
(MTN)
1.92%	10/24/31	[3]	20,000	15,104
2.09%	06/14/29	[3]	110,000	92,081
3.97%	03/05/29	[3]	20,000	18,351
Bank of America Corp.,
Series N
1.66%	03/11/27	[3]	63,000	56,526
HSBC Holdings PLC
(United Kingdom)
2.80%	05/24/32	[3,4]	90,000	69,781
JPMorgan Chase & Co.
2.07%	06/01/29	[3]	25,000	21,090
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	10,000	8,871
3.57%	11/07/28	[3,4]	35,000	31,285
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[3,4,5]	10,000	8,950
1.63%	09/23/27	[3,4,5]	20,000	17,486
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	5,000	4,948
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34	[3]	60,000	54,421
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	55,000	53,486
U.S. Bancorp
4.84%	02/01/34	[3]	20,000	17,656
5.85%	10/21/33	[3]	15,000	14,220
UBS Group AG
(Switzerland)
1.31%	02/02/27	[3,4,5]	30,000	26,594
3.09%	05/14/32	[3,4,5]	30,000	23,793
6.54%	08/12/33	[3,4,5]	35,000	34,573
Wells Fargo & Co.
5.39%	04/24/34	[3]	15,000	14,054
Wells Fargo & Co.
(MTN)
3.35%	03/02/33	[3]	125,000	101,004

				691,863

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications — 6.93%
AT&T, Inc.
3.80%	12/01/57		$68,000	$43,093
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32		20,000	14,595
3.90%	06/01/52		5,000	3,014
5.38%	05/01/47		42,000	32,071
5.75%	04/01/48		15,000	11,989
Comcast Corp.
4.00%	11/01/49		15,000	11,118
Cox Communications, Inc.
2.60%	06/15/31	[5]	40,000	31,184
Meta Platforms, Inc.
4.95%	05/15/33		4,000	3,838
5.60%	05/15/53		20,000	18,961
Qwest Corp.
7.25%	09/15/25		20,000	19,450
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[5]	35,000	23,602
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28	[5]	13,500	13,267
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[4,5]	30,000	27,257
Time Warner Cable LLC
5.50%	09/01/41		33,000	25,836
T-Mobile USA, Inc.
2.55%	02/15/31		93,000	74,036
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50	[4]	36,000	26,017

				379,328

Consumer Discretionary — 3.83%
Altria Group, Inc.
3.70%	02/04/51		5,000	3,100
3.88%	09/16/46		11,000	7,254
5.95%	02/14/49		15,000	13,450
Amcor Finance USA, Inc.
5.63%	05/26/33		20,000	19,231
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28	[4,5]	20,000	19,049
BAT Capital Corp.
4.39%	08/15/37		35,000	26,809
4.54%	08/15/47		35,000	24,119
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[4,5]	35,000	33,742
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31	[4,5]	25,000	18,609
WarnerMedia Holdings, Inc.
5.14%	03/15/52		60,000	44,579

				209,942

See accompanying Notes to Financial Statements.

31 / Semi-Annual Report September 2023

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Diversified REITs — 3.24%
American Assets Trust LP
3.38%	02/01/31		$30,000	$22,506
American Tower Corp.
2.70%	04/15/31		21,000	16,674
Crown Castle, Inc.
3.30%	07/01/30		50,000	42,238
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		2,000	1,551
4.00%	01/15/30		30,000	25,518
LXP Industrial Trust
2.38%	10/01/31		5,000	3,675
2.70%	09/15/30		45,000	34,890
VICI Properties LP
5.13%	05/15/32		20,000	17,954
Weyerhaeuser Co.
3.38%	03/09/33		15,000	12,293

				177,299

Electric — 8.29%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50		5,000	3,557
AEP Transmission Co. LLC,
Series N
2.75%	08/15/51		40,000	23,029
Alabama Power Co.
5.50%	03/15/41		9,000	8,291
Alliant Energy Finance LLC
1.40%	03/15/26	[5]	45,000	39,966
Appalachian Power Co.
4.45%	06/01/45		10,000	7,655
Arizona Public Service Co.
3.35%	05/15/50		10,000	6,293
6.35%	12/15/32		15,000	15,373
Baltimore Gas and Electric Co.
2.90%	06/15/50		33,000	19,730
Black Hills Corp.
4.35%	05/01/33		35,000	29,937
Commonwealth Edison Co.
6.45%	01/15/38		10,000	10,385
Consolidated Edison Co. of New York, Inc.,
Series 2017
3.88%	06/15/47		10,000	7,190
Duke Energy Carolinas LLC
3.75%	06/01/45		70,000	50,387
3.88%	03/15/46		15,000	10,880
Evergy, Inc.
2.45%	09/15/24		5,000	4,832
FirstEnergy Transmission LLC
5.45%	07/15/44	[5]	30,000	26,500
Interstate Power and Light Co.
2.30%	06/01/30		20,000	16,038
Metropolitan Edison Co.
4.00%	04/15/25	[5]	19,000	18,226
Narragansett Electric Co. (The)
3.40%	04/09/30	[5]	10,000	8,679

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Niagara Mohawk Power Corp.
5.78%	09/16/52	[5]	$15,000	$13,886
PacifiCorp.
4.13%	01/15/49		60,000	42,347
Public Service Co. of New Mexico
3.85%	08/01/25		20,000	19,133
Virginia Electric & Power Co.,
Series B
3.80%	09/15/47		20,000	14,210
Virginia Electric and Power Co.
2.45%	12/15/50		12,000	6,425
Vistra Operations Co., LLC
3.55%	07/15/24	[5]	6,000	5,860
Xcel Energy, Inc.
4.80%	09/15/41		55,000	45,037

				453,846

Energy — 4.63%
Aker BP ASA
(Norway)
3.10%	07/15/31	[4,5]	30,000	24,052
Boston Gas Co.
3.76%	03/16/32	[5]	10,000	8,394
Columbia Pipelines Operating Co. LLC
6.04%	11/15/33	[5]	15,000	14,650
Energy Transfer LP
5.00%	05/15/50		15,000	11,763
5.40%	10/01/47		6,000	4,944
6.13%	12/15/45		12,000	10,725
EQM Midstream Partners LP
6.50%	07/15/48		8,000	7,120
KeySpan Gas East Corp.
5.82%	04/01/41	[5]	15,000	13,434
Kinder Morgan Energy Partners LP
(MTN)
6.95%	01/15/38		5,000	5,140
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31		5,000	5,419
NGPL Pipe Co. LLC
3.25%	07/15/31	[5]	20,000	15,922
4.88%	08/15/27	[5]	10,000	9,446
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26		13,000	12,427
Rockies Express Pipeline LLC
3.60%	05/15/25	[5]	30,000	28,315
6.88%	04/15/40	[5]	17,000	14,945
Sabine Pass Liquefaction LLC
4.20%	03/15/28		3,000	2,793
Southern Co. Gas Capital Corp.
4.40%	06/01/43		10,000	7,615
5.88%	03/15/41		15,000	14,074
Southern Natural Gas Co. LLC
4.80%	03/15/47	[5]	15,000	11,583

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 32

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34	[4]	$10,000	$8,721
5.00%	10/16/43	[4]	15,000	12,407
Williams Cos., Inc. (The)
3.50%	10/15/51		15,000	9,577

				253,466

Finance — 10.66%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28	[4]	15,000	12,869
3.30%	01/30/32	[4]	28,000	22,302
3.88%	01/23/28	[4]	4,000	3,633
Air Lease Corp.
3.63%	12/01/27		19,000	17,226
4.25%	09/15/24		10,000	9,827
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[4,5]	3,000	2,535
2.75%	02/21/28	[4,5]	10,000	8,483
4.38%	05/01/26	[4,5]	10,000	9,393
Capital One Financial Corp.
3.27%	03/01/30	[3]	10,000	8,371
Citigroup, Inc.
2.52%	11/03/32	[3]	40,000	30,571
2.57%	06/03/31	[3]	100,000	79,781
2.98%	11/05/30	[3]	5,000	4,182
3.52%	10/27/28	[3]	10,000	9,052
Discover Financial Services
6.70%	11/29/32		25,000	24,170
Goldman Sachs Group, Inc. (The)
1.99%	01/27/32	[3]	50,000	37,520
2.60%	02/07/30		80,000	65,517
JPMorgan Chase & Co.
2.55%	11/08/32	[3]	45,000	34,891
3.90%	01/23/49	[3]	65,000	47,016
LSEGA Financing PLC
(United Kingdom)
2.00%	04/06/28	[4,5]	30,000	25,505
Morgan Stanley
2.48%	09/16/36	[3]	40,000	29,240
Morgan Stanley
(GMTN)
1.51%	07/20/27	[3]	5,000	4,407
3.77%	01/24/29	[3]	20,000	18,263
Morgan Stanley
(MTN)
1.93%	04/28/32	[3]	50,000	37,241
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[4,5]	2,000	1,990
Pipeline Funding Co. LLC
7.50%	01/15/30	[5]	25,212	26,017

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Raymond James Financial, Inc.
3.75%	04/01/51		$20,000	$13,606

				583,608

Food — 1.83%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.75%	04/01/33	[4]	10,000	9,139
6.50%	12/01/52	[4]	25,000	22,400
Kraft Heinz Foods Co.
4.63%	10/01/39		10,000	8,447
Pilgrim’s Pride Corp.
3.50%	03/01/32		45,000	34,861
Smithfield Foods, Inc.
2.63%	09/13/31	[5]	35,000	25,206

				100,053

Health Care — 10.01%
AbbVie, Inc.
4.40%	11/06/42		10,000	8,300
Alcon Finance Corp.
2.60%	05/27/30	[5]	30,000	24,734
Amgen, Inc.
4.40%	05/01/45		15,000	11,877
4.88%	03/01/53		10,000	8,349
5.65%	03/02/53		5,000	4,681
5.75%	03/02/63		10,000	9,249
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28		5,000	4,659
Baxter International, Inc.
3.95%	04/01/30		10,000	8,911
Bayer U.S. Finance II LLC
4.38%	12/15/28	[5]	25,000	23,246
4.88%	06/25/48	[5]	17,000	13,572
Centene Corp.
3.00%	10/15/30		21,000	16,964
Children’s Hospital Medical Center
2.82%	11/15/50		20,000	11,925
Cigna Group (The)
5.40%	03/15/33		10,000	9,703
CommonSpirit Health
2.78%	10/01/30		5,000	4,127
CVS Health Corp.
5.05%	03/25/48		18,000	14,965
5.25%	02/21/33		28,000	26,515
Elanco Animal Health, Inc.
6.65%	08/28/28		5,000	4,875
Hackensack Meridian Health, Inc.,
Series 2020
2.88%	09/01/50		30,000	18,279
HCA, Inc.
3.63%	03/15/32		5,000	4,149
5.25%	06/15/49		40,000	32,911

See accompanying Notes to Financial Statements.

33 / Semi-Annual Report September 2023

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Illumina, Inc.
2.55%	03/23/31		$20,000	$15,554
Mass General Brigham, Inc.,
Series 2020
3.34%	07/01/60		10,000	6,303
OhioHealth Corp.,
Series 2020
3.04%	11/15/50		15,000	9,795
Pfizer Investment Enterprises Pte Ltd.
(Slovenia)
4.75%	05/19/33	[4]	20,000	18,959
Revvity, Inc.
2.55%	03/15/31		25,000	19,741
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[4]	45,000	38,383
Sharp HealthCare,
Series 20B
2.68%	08/01/50		50,000	28,717
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30	[4]	30,000	23,112
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31	[4]	30,000	24,327
Thermo Fisher Scientific, Inc.
5.09%	08/10/33		17,000	16,452
UnitedHealth Group, Inc.
3.70%	08/15/49		10,000	7,212
4.25%	04/15/47		15,000	11,951
Universal Health Services, Inc.
1.65%	09/01/26		40,000	35,268
West Virginia United Health System Obligated Group,
Series 2020
3.13%	06/01/50		35,000	20,324
Zoetis, Inc.
5.60%	11/16/32		10,000	9,968

				548,057

Health Care REITs — 0.76%
Healthcare Realty Holdings LP
3.63%	01/15/28		30,000	26,757
Physicians Realty LP
2.63%	11/01/31		20,000	15,084

				41,841

Hotel & Resort REITs — 0.30%
Host Hotels & Resorts LP,
Series I
3.50%	09/15/30		20,000	16,656

Industrial REITs — 0.27%
Rexford Industrial Realty LP
2.15%	09/01/31		20,000	14,927

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials — 2.44%
Amcor Flexibles North America, Inc.
2.63%	06/19/30		$5,000	$4,046
BAE Systems Holdings, Inc.
3.85%	12/15/25	[5]	20,000	19,222
Berry Global, Inc.
1.57%	01/15/26		28,000	25,316
Boeing Co. (The)
5.93%	05/01/60		12,000	10,807
CCL Industries, Inc.
(Canada)
3.05%	06/01/30	[4,5]	25,000	20,697
Ingersoll Rand, Inc.
5.70%	08/14/33		15,000	14,487
Northrop Grumman Corp.
5.15%	05/01/40		5,000	4,571
Sealed Air Corp.
1.57%	10/15/26	[5]	20,000	17,407
Sonoco Products Co.
3.13%	05/01/30		10,000	8,419
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26	[4,5]	5,000	4,732
WRKCo, Inc.
3.00%	06/15/33		5,000	3,921

				133,625

Information Technology — 3.67%
Broadcom, Inc.
2.60%	02/15/33	[5]	30,000	22,390
3.14%	11/15/35	[5]	25,000	18,325
CDW LLC/CDW Finance Corp.
3.28%	12/01/28		25,000	21,606
Fiserv, Inc.
2.65%	06/01/30		15,000	12,333
Intel Corp.
3.25%	11/15/49		5,000	3,190
5.70%	02/10/53		15,000	14,078
Micron Technology, Inc.
2.70%	04/15/32		25,000	19,096
Open Text Corp.
(Canada)
6.90%	12/01/27	[4,5]	17,000	17,084
Oracle Corp.
3.60%	04/01/50		80,000	51,795
3.95%	03/25/51		12,000	8,232
Take-Two Interactive Software, Inc.
4.00%	04/14/32		15,000	13,079

				201,208

Insurance — 6.32%
Allstate Corp. (The)
3.85%	08/10/49		20,000	14,157
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		25,000	17,835
Arthur J Gallagher & Co.
3.05%	03/09/52		20,000	11,656

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 34

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Athene Global Funding
1.61%	06/29/26	[5]	$15,000	$13,112
1.99%	08/19/28	[5]	10,000	8,172
(SOFR Index plus 0.70%)
6.04%	05/24/24	[5,6]	30,000	29,859
Brown & Brown, Inc.
2.38%	03/15/31		45,000	34,794
Farmers Insurance Exchange
4.75%	11/01/57	[3,5]	55,000	41,334
Guardian Life Insurance Co. of America (The)
3.70%	01/22/70	[5]	45,000	26,956
MMI Capital Trust I,
Series B
7.63%	12/15/27		25,000	25,873
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[3,5]	45,000	45,006
New York Life Insurance Co.
3.75%	05/15/50	[5]	15,000	10,378
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[3,5]	35,000	34,045
Willis North America, Inc.
5.35%	05/15/33		35,000	32,682

				345,859

Materials — 0.80%
International Flavors & Fragrances, Inc.
1.23%	10/01/25	[5]	5,000	4,483
2.30%	11/01/30	[5]	15,000	11,296
5.00%	09/26/48		25,000	18,684
Nutrien Ltd.
(Canada)
5.80%	03/27/53	[4]	10,000	9,227

				43,690

Office REITs — 1.84%
Boston Properties LP
2.55%	04/01/32		10,000	7,229
3.40%	06/21/29		5,000	4,192
Hudson Pacific Properties LP
3.95%	11/01/27		50,000	39,513
Kilroy Realty LP
2.50%	11/15/32		15,000	10,269
2.65%	11/15/33		15,000	10,137
Piedmont Operating Partnership LP
2.75%	04/01/32		45,000	29,270

				100,610

Real Estate Investment Trust (REIT) — 1.33%
American Tower Corp.
5.55%	07/15/33		20,000	19,075
Digital Realty Trust LP
3.60%	07/01/29		5,000	4,422
Equinix, Inc.
2.50%	05/15/31		45,000	35,164

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
NNN REIT, Inc.
5.60%	10/15/33		$15,000	$14,145

				72,806

Residential REITs — 0.28%
American Homes 4 Rent LP
2.38%	07/15/31		15,000	11,451
Essex Portfolio LP
2.65%	03/15/32		5,000	3,850

				15,301

Retail — 0.34%
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50	[4,5]	15,000	9,852
Lowe’s Cos., Inc.
5.75%	07/01/53		5,000	4,672
McDonald’s Corp.
(MTN)
4.20%	04/01/50		5,000	3,886

				18,410

Services — 0.82%
Global Payments, Inc.
4.45%	06/01/28		30,000	27,851
RELX Capital, Inc.
4.00%	03/18/29		15,000	13,996
William Marsh Rice University
2.60%	05/15/50		5,000	3,011

				44,858

Specialized REITs — 1.19%
CubeSmart LP
4.38%	02/15/29		5,000	4,628
Extra Space Storage LP
2.20%	10/15/30		49,000	38,034
3.90%	04/01/29		25,000	22,447

				65,109

Transportation — 1.79%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		20,515	17,991
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		12,622	10,657
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		25,092	22,582
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		16,224	16,220
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28		7,093	6,248

See accompanying Notes to Financial Statements.

35 / Semi-Annual Report September 2023

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36		$25,000	$24,326

				98,024

Water — 0.39%
Essential Utilities, Inc.
5.30%	05/01/52		25,000	21,538

Total Corporates
(Cost $5,680,591)				4,631,924

MORTGAGE-BACKED — 0.57%**

Non-Agency Commercial Mortgage-Backed — 0.17%
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.98%	09/10/47	[1,2,3]	560,978	2,668
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.97%	12/10/47	[3]	394,547	2,363
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.56%	08/10/43	[3,5]	1,244,151	3,991
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44	[3,5]	80,633	1
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.34%	08/10/49	[1,2,3,5]	179,083	72

				9,095

U.S. Agency Commercial Mortgage-Backed — 0.27%
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51	[3]	501,336	13,692
Ginnie Mae,
Series 2012-144, Class IO (IO)
0.33%	01/16/53	[3]	139,874	941

				14,633

U.S. Agency Mortgage-Backed — 0.13%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X SOFR30A plus 5.89%, 6.00% Cap)
0.57%	11/25/41	[6]	22,844	1,359
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42		6,926	5,949

				7,308

Total Mortgage-Backed
(Cost $157,914)				31,036

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS — 2.18%*

California — 0.74%
Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
3.89%	05/15/38		$15,000	$12,558
San Francisco City & County Airport Commercial-San
Francisco International Airport Revenue Bonds, Series C
3.05%	05/01/34		35,000	27,828

				40,386

Florida — 0.24%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.50%	10/01/31		15,000	13,091

Massachusetts — 0.28%
Massachusetts School Building Authority Revenue Bonds,
Series A
2.50%	02/15/37		10,000	7,006
Massachusetts School Building Authority Revenue Bonds,
Series B
2.97%	10/15/32		10,000	8,316

				15,322

New York — 0.92%
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
5.18%	11/15/49		10,000	8,625
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.73%	08/01/29		5,000	4,610
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33		20,000	14,862
New York State Urban Development Corp. Revenue Bonds,
Transit Improvements, Series B
2.54%	03/15/34		10,000	7,605
2.59%	03/15/35		20,000	14,897

				50,599

Total Municipal Bonds
(Cost $148,646)				119,398

U.S. TREASURY SECURITIES — 10.78%

U.S. Treasury Bonds — 5.19%
U.S. Treasury Bonds
4.13%	08/15/53		238,000	216,026
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.25%	04/15/28	[7]	49,945	47,487
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds (WI)
1.38%	07/15/33	[7]	22,147	20,488

				284,001

U.S. Treasury Notes — 5.59%
U.S. Treasury Notes
3.88%	08/15/33		281,000	265,479
4.38%	08/31/28		3,000	2,970

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 36

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Notes (WI)
4.50%	09/30/28	$30,000	$30,020
4.63%	09/15/26	8,000	7,961

			306,430

Total U.S. Treasury Securities
(Cost $617,754)			590,431

Total Bonds — 98.74%
(Cost $6,643,567)			5,406,590

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 1.78%

Money Market Funds — 1.78%
Fidelity Investments Money Market Funds - Government Portfolio
5.23%[8]		22,538	22,538
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.27%[8]		75,000	75,000

Total Short-Term Investments
(Cost $97,538)			97,538

Total Investments - 100.52%
(Cost $6,741,105)			5,504,128

Liabilities in Excess of Other Assets - (0.52)%			(28,592)

Net Assets - 100.00%			$5,475,536

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[2]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $36,541, which is 0.67% of total net assets.
[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	Foreign denominated security issued by foreign domiciled entity.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents the current yield as of September 30, 2023.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global Medium-Term Note

(IO): Interest Only

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(WI): When Issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	14	12/29/23	$2,837,953	$(12,600)	$(12,600)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	4	12/19/23	(446,250)	11,825	11,825
U.S. Treasury Five-Year Note	2	12/29/23	(210,719)	2,497	2,497

			(656,969)	14,322	14,322

TOTAL FUTURES CONTRACTS			$2,180,984	$1,722	$1,722

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation
SWAPS: INTEREST RATE
		USD-SOFR-
Interest Rate Swap[1]	12/20/53	COMPOUND	Annual	3.52%	Annual	$77	$5,979	$—	$5,979

TOTAL SWAPS CONTRACTS						$77	$5,979	$—	$5,979

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

37 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 105.27%

ASSET-BACKED SECURITIES — 12.66%**
AGL CLO 13 Ltd.,
Series 2021-13A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.24%	10/20/34	[1,2,3]	$600,000	$593,199
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.70%	10/17/34	[1,2,3]	185,000	184,006
Aimco CLO 14 Ltd.,
Series 2021-14A, Class SUB
(Cayman Islands)
0.00%	04/20/34	[1,3,4]	700,000	571,993
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37	[1]	605,000	589,469
AMSR Trust,
Series 2020-SFR3, Class H
6.50%	09/17/37	[1]	635,000	603,069
AMSR Trust,
Series 2021-SFR3, Class G
3.80%	10/17/38	[1]	600,000	506,233
BlueMountain CLO Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.03%)
7.38%	10/25/30	[1,2,3]	250,000	246,272
BMO SBA COOF Trust,
Series 2019-1, Class A (IO)
1.61%	10/25/45	[1,4]	2,504,294	82,710
Carvana Auto Receivables Trust,
Series 2020-P1, Class R
0.00%	09/08/27	[1]	1,300	141,991
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28	[1]	1,500	264,117
Carvana Auto Receivables Trust,
Series 2022-P2, Class R
1.00%	05/10/29	[1]	3,050	573,093
Carvana Auto Receivables Trust,
Series 2023-N3, Class R
0.00%	09/10/30	†,1	2,200	352,000
Carvana Auto Receivables Trust,
Series 2023-N3, Class XS
0.00%	09/10/30	†,1	29,850,000	534,300
Carvana Auto Receivables Trust,
Series 2023-P1, Class R
0.00%	03/11/30	[1]	3,100	619,298
Carvana Auto Receivables Trust,
Series 2023-P2, Class R
0.00%	06/10/30	[1]	2,000	504,891
Carvana Auto Receivables Trust,
Series 2023-P3, Class R
0.00%	08/12/30	†,1	2,000	418,080

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.16%	10/24/30	[1,2,3]	$575,000	$569,710
CIFC Funding Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/18/31	[1,3,4]	575,000	249,623
CIFC Funding Ltd.,
Series 2022-2A, Class INCB
(Cayman Islands)
0.00%	04/19/35	[1,3,4]	475,000	400,789
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.19%	10/15/52	[1,4]	493,353	10,455
CoreVest American Finance Trust,
Series 2021-1, Class XB (IO)
1.66%	04/15/53	[1,4]	4,459,000	251,566
Dryden 72 CLO Ltd.,
Series 2019-72A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.28%	05/15/32	[1,2,3]	925,000	912,605
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.47%	04/15/29	[1,2,3]	49,872	49,639
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.46%)
6.83%	08/15/30	[1,2,3]	9,305	9,294
Elmwood CLO VI Ltd.,
Series 2020-3A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.24%	10/20/34	[1,2,3]	440,000	432,300
FirstKey Homes Trust,
Series 2020-SFR1, Class F2
4.28%	08/17/37	[1]	1,688,000	1,580,717
FirstKey Homes Trust,
Series 2021-SFR3, Class E1
2.99%	12/17/38	[1]	944,000	826,145
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
6.69%	07/19/34	[1,2,3]	1,290,360	1,282,937
FRTKL,
Series 2021-SFR1, Class F
3.17%	09/17/38	[1]	1,779,000	1,512,152

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 38

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Gilbert Park CLO Ltd.,
Series 2017-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.76%	10/15/30	[1,2,3]	$321,601	$321,424
GLS Auto Receivables Issuer Trust,
Series 2023-2A, Class D
6.31%	03/15/29	[1]	1,110,000	1,094,373
GoldenTree Loan Management U.S. CLO 17 Ltd.,
Series 2023-17A, Class D
(United Kingdom)
(CME Term SOFR 3-Month plus 5.00%)
10.25%	07/20/36	[1,2,3]	850,000	864,705
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.74%	10/20/34	[1,2,3]	250,000	248,939
Golub Capital Partners CLO 69M,
Series 2023-69A, Class B1
(CME Term SOFR 3-Month plus 3.25%)
0.00%	11/09/36	[1,2]	1,200,000	1,201,500
HOA Funding, LLC,
Series 2021-1A, Class A2
4.72%	08/20/51	[1]	911,400	749,582
HPS Loan Management Ltd.,
Series 2023-18A, Class D
(Cayman Islands)
(CME Term SOFR 3-Month plus 5.75%)
11.01%	07/20/36	[1,2,3]	850,000	853,494
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	38,316	33,423
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	37,685	31,345
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	04/19/33	[1,2,3]	1,000,000	997,100
Navient Student Loan Trust,
Series 2018-4A, Class B
(SOFR30A plus 1.41%)
6.73%	06/27/67	[1,2]	850,000	795,273
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.61%	04/15/34	[1,2,3]	1,200,000	1,189,451
Neuberger Berman Loan Advisers CLO 40 Ltd.,
Series 2021-40A, Class SUB
(Cayman Islands)
0.00%	04/16/33	[1,3,4]	275,000	170,141

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.79%	11/20/30	[1,2,3]	$312,641	$312,485
OCP CLO Ltd.,
Series 2023-28A, Class D
(United Kingdom)
(CME Term SOFR 3-Month plus 5.35%)
10.77%	07/16/36	[1,2,3]	900,000	916,030
Octagon Investment Partners 44 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.27%	10/15/34	[1,2,3]	700,000	688,691
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.70%	01/17/31	[1,2,3]	437,422	436,700
Palmer Square CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/20/34	[1,3,4]	625,000	422,837
PHEAA Student Loan Trust,
Series 2014-3A, Class A
(SOFR30A plus 0.70%)
6.02%	08/25/40	[1,2]	24,274	23,840
Progress Residential Trust,
Series 2020-SFR1, Class G
4.03%	04/17/37	[1]	1,400,000	1,303,241
Progress Residential Trust,
Series 2021-SFR11, Class F
4.42%	01/17/39	[1]	1,250,000	1,033,583
Progress Residential Trust,
Series 2021-SFR2, Class H
5.00%	04/19/38	[1]	819,000	734,234
Progress Residential Trust,
Series 2021-SFR6, Class G
4.00%	07/17/38	[1]	1,250,000	1,082,108
Progress Residential Trust,
Series 2021-SFR8, Class G
4.01%	10/17/38	[1]	1,488,000	1,271,454
Progress Residential Trust,
Series 2021-SFR9, Class E1
2.81%	11/17/40	[1]	1,531,000	1,214,126
Progress Residential,
Series 2021-SFR1, Class H
5.00%	04/17/38	[1]	1,400,000	1,240,362
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26	[1]	1,211,000	1,070,401
Progress Residential,
Series 2021-SFR4, Class F
3.41%	05/17/38	[1]	1,030,000	900,610

See accompanying Notes to Financial Statements.

39 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	10/15/32	[1,2,3]	$750,000	$739,725
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.28%)
6.59%	10/15/29	[1,2,3]	47,966	47,805
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.78%	10/20/30	[1,2,3]	762,539	760,778
Santander Consumer Auto Receivables Trust,
Series 2020-BA, Class R
0.00%	08/15/28	[1]	2,000	412,372
Santander Consumer Auto Receivables Trust,
Series 2021-CA, Class R
0.00%	06/15/28	[1]	5,150	584,444
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	472,540	413,122
SLM Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.76%)
5.82%	07/25/39	[2]	144,323	135,594
SLM Student Loan Trust,
Series 2008-5, Class A4
(SOFR90A plus 1.96%)
7.02%	07/25/23	[2]	61,037	60,951
SLM Student Loan Trust,
Series 2008-7, Class A4
(SOFR90A plus 1.16%)
6.22%	07/25/23	[2]	12,074	11,857
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[2]	10,000	9,239
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29	[1,3,4]	975,000	686,555
Textainer Marine Containers VII Ltd.,
Series 2021-1A, Class B
(Bermuda)
2.52%	02/20/46	[1,3]	608,734	507,643
Tricon American Homes Trust,
Series 2017-SFR2, Class E
4.22%	01/17/36	[1]	800,000	792,612
Tricon Residential Trust,
Series 2021-SFR1, Class F
3.69%	07/17/38	[1]	900,000	785,009

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd.,
Series 2018-4A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	01/15/32	[1,2,3]	$250,000	$247,167

Total Asset-Backed Securities
(Cost $44,059,288)				42,268,978

BANK LOANS — 4.32%*

Communications — 0.13%
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.95%	04/15/27	[2]	207,573	188,632
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27	[2]	121,875	118,796
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.31%	03/31/31	[2]	150,000	146,679

				454,107

Consumer Discretionary — 0.26%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28	[2]	269,098	178,053
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.85%)
7.17%	06/22/26	[2]	13,386	13,397
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.74%	01/24/29	[2,3]	246,875	235,372
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.49%	01/24/30	[2]	252,357	207,208
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.24%	10/01/26	[2]	243,750	243,649

				877,679

Electric — 0.19%
Calpine Corp.,
Term Loan B9, 1st Lien
(SOFR plus 2.11%)
7.43%	04/05/26	[2]	243,020	243,160
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.79%	02/10/28	[2]	391,000	380,900

				624,060

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 40

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Entertainment — 0.02%
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.18%	05/16/25	[2]	$72,973	$72,973

Finance — 0.16%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.50%)
7.82%	06/22/28	[2]	274,313	274,639
DCG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 4.60%)
9.92%	09/30/26	[2]	267,446	265,858
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.14%	04/09/27	[2]	10,783	10,538

				551,035

Food — 0.10%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	10/01/25	[2]	64,008	61,768
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
9.27%	05/23/25	[2]	127,450	111,713
Hostess Brands LLC,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.89%	06/21/30	[2]	175,947	176,552

				350,033

Gaming — 0.04%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	01/26/29	[2]	110,533	109,606
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
8.43%	04/13/29	[2,3]	10,813	10,826

				120,432

Health Care — 0.94%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.35%)
7.67%	11/08/27	[2]	20,773	20,795
Bausch + Lomb Corp.,
Term Loan, 1st Lien (Canada)
(SOFR plus 3.00%)
9.42%	09/14/28	[2,3]	343,584	339,718

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Buckeye Partners LP,
Term Loan B1, 1st Lien
(SOFR plus 2.35%)
7.67%	11/01/26	[2]	$243,125	$243,237
Certara Holdco, Inc.,
Term Loan B, 1st Lien (France)
(SOFR plus 3.76%)
9.18%	08/15/26	[2,3]	268,813	269,149
Curia Global, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	08/28/26	[2]	389,462	325,446
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.49%	12/30/26	[2]	267,380	267,394
Horizon Therapeutics USA, Inc.,
Term Loan B2, 1st Lien
(SOFR plus 1.86%)
7.18%	03/15/28	[2]	268,125	268,216
ICON Luxembourg SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.51%)
7.90%	07/03/28	[2,3]	405,648	405,993
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28	[2]	400,000	399,900
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	03/31/27	[2]	97,006	90,929
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	02/01/28	[2]	236,938	236,741
PRA Health Sciences, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.51%)
7.90%	07/03/28	[2]	101,067	101,154
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/19/30	[2]	162,291	158,921

				3,127,593

Health Care REITs — 0.07%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.27%	07/17/28	[2]	263,808	238,275

Industrials — 0.49%
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.65%	10/16/28	[2]	198,575	175,925

See accompanying Notes to Financial Statements.

41 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Berry Global, Inc.,
Term Loan Z, 1st Lien
(SOFR plus 2.01%)
6.51%	07/01/26	[2]	$321,078	$321,433
DIRECTV Financing LLC,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.43%	08/02/27	[2]	287,000	281,141
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	10/21/28	[2]	110,254	110,545
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.90%	04/15/28	[2]	166,175	152,125
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	03/20/25	[2]	65,610	62,534
ProAmpac PG Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.26% - 9.39%	11/03/25	[2]	195,020	194,386
(SOFR plus 4.75%)
9.84%	11/03/28	[2]	345,911	344,787

				1,642,876

Information Technology — 0.75%
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.67%	12/06/27	[2]	124,041	121,696
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29	[2]	231,984	228,288
Central Parent, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29	[2,3]	10,868	10,883
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	12/16/25	[2]	73,125	70,318
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.15%	08/14/25	[2]	266,582	253,686
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82% - 7.89%	07/06/29	[2]	8,499	8,499

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.49%	10/01/27	[2]	$243,734	$238,403
IQVIA, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.01%)
7.40%	06/11/25	[2]	511,393	513,400
MH Sub I LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	05/03/28	[2]	32,543	31,539
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.60%)
6.92%	09/10/27	[2]	230,082	228,933
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.17%	05/30/25	[2,3]	27,123	27,173
(SOFR plus 2.85%)
8.17%	01/31/30	[2,3]	53,654	53,724
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	09/23/26	[2]	15,068	15,063
RealPage, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	04/24/28	[2]	269,500	266,748
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.66%	03/03/28	[2]	268,125	232,787
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.18%	04/16/25	[2]	195,310	195,489

				2,496,629

Insurance — 0.07%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.93%	02/15/27	[2]	245,547	242,609

Materials — 0.35%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.82%	08/18/28	[2]	499,030	494,040
Mativ Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 2.50%)
7.94%	05/06/27	[2]	195,227	190,346

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 42

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Materials (continued)
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.82% - 10.15%	10/15/25	[2]	$254,500	$205,668
Schweitzer-Mauduit International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	04/20/28	[2]	268,813	266,124

				1,156,178

Office REITs — 0.07%
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.12%	02/17/28	[2]	231,835	231,654

Retail — 0.24%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.57%	09/13/30	[2,3]	210,199	209,653
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.68%	02/19/28	[2]	170,190	169,378
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.69%	10/02/28	[2]	465,500	428,425

				807,456

Services — 0.24%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27	[2]	114,704	114,130
GTCR W Merger Sub LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.34%	09/20/30	[2]	331,132	331,253
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.61%)
8.93%	12/15/28	[2]	10,786	10,698
Prime Security Services Borrower, LLC,
Term Loan A, 1st Lien
(SOFR plus 1.25%)
8.19%	03/14/28	[2]	160,000	157,600
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(SOFR plus 2.36%)
7.68%	12/01/28	[2,3]	164,382	164,506

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.42%	11/02/27	[2]	$10,784	$10,277

				788,464

Specialized REITs — 0.20%
Greystar Real Estate Partners, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.15%	08/07/30	[2]	655,350	655,350

Total Bank Loans
(Cost $14,543,913)				14,437,403

CORPORATES — 29.58%*

Banking — 5.02%
ABN AMRO Bank NV
(Netherlands)
2.47%	12/13/29	[1,3,4]	270,000	223,249
Bank of America Corp.
2.30%	07/21/32	[4]	640,000	485,697
3.42%	12/20/28	[4]	685,000	614,534
Bank of America Corp.
(MTN)
1.92%	10/24/31	[4]	385,000	290,747
2.55%	02/04/28	[4]	125,000	111,455
2.88%	10/22/30	[4]	270,000	225,231
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	500,000	448,617
Bank of America Corp.,
Series RR
4.38%[4,7]			100,000	84,429
Comerica, Inc.
5.63%[4,7]			15,000	13,782
Discover Bank
2.45%	09/12/24		230,000	220,945
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	220,000	208,708
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	510,000	449,869
2.01%	09/22/28	[3,4]	350,000	297,152
2.36%	08/18/31	[3,4]	255,000	196,214
2.80%	05/24/32	[3,4]	500,000	387,672
4.76%	06/09/28	[3,4]	255,000	241,354
6.33%	03/09/44	[3,4]	455,000	437,194
JPMorgan Chase & Co.
0.97%	06/23/25	[4]	280,000	268,778
1.58%	04/22/27	[4]	700,000	624,744
2.07%	06/01/29	[4]	120,000	101,231
2.58%	04/22/32	[4]	550,000	434,355
4.01%	04/23/29	[4]	255,000	235,137

See accompanying Notes to Financial Statements.

43 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	$205,000	$181,849
3.57%	11/07/28	[3,4]	420,000	375,423
4.98%	08/11/33	[3,4]	415,000	369,646
Macquarie Group Ltd.
(Australia)
2.87%	01/14/33	[1,3,4]	375,000	283,758
5.03%	01/15/30	[1,3,4]	170,000	162,000
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	195,000	192,954
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34	[4]	95,000	86,167
5.58%	06/12/29	[4]	120,000	116,513
6.04%	10/28/33	[4]	225,000	218,394
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	730,000	709,904
1.67%	06/14/27	[3,4]	325,000	284,579
U.S. Bancorp
3.70%[4,7]			105,000	77,213
4.84%	02/01/34	[4]	790,000	697,431
5.84%	06/12/34	[4]	190,000	179,116
5.85%	10/21/33	[4]	225,000	213,293
UBS Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	600,000	531,892
2.59%	09/11/25	[1,3,4]	130,000	125,132
3.09%	05/14/32	[1,3,4]	1,190,000	943,784
4.19%	04/01/31	[1,3,4]	2,565,000	2,241,044
UBS Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33	[3]	410,000	295,655
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[4]	745,000	653,583
3.35%	03/02/33	[4]	640,000	517,141
3.53%	03/24/28	[4]	525,000	482,134
4.90%	07/25/33	[4]	275,000	248,994

				16,788,693

Communications — 2.49%
Cable One, Inc.
4.00%	11/15/30	[1]	60,000	45,825
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.80%	04/01/31		140,000	109,259
4.80%	03/01/50		250,000	174,996
5.38%	05/01/47		141,000	107,666
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53		520,000	389,115
CommScope, Inc.
4.75%	09/01/29	[1]	391,000	291,784

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
CSC Holdings LLC
4.63%	12/01/30	[1]	$300,000	$161,238
5.38%	02/01/28	[1]	150,000	122,318
6.50%	02/01/29	[1]	322,000	267,128
7.50%	04/01/28	[1]	453,000	294,892
11.25%	05/15/28	[1]	315,000	313,961
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1,8,9]	487,000	10,957
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor,
Inc.
5.88%	08/15/27	[1]	169,000	149,632
Frontier Communications Holdings LLC
6.75%	05/01/29	[1]	575,000	443,145
8.63%	03/15/31	[1]	796,000	748,162
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	285,000	251,632
Gray Escrow II, Inc.
5.38%	11/15/31	[1]	267,000	174,536
Gray Television, Inc.
7.00%	05/15/27	[1]	400,000	343,537
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	535,000	475,444
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23	†,3,5,6,8,9	535,000	—
8.50%	10/15/24	†,1,3,5,6,8,9	270,000	—
9.75%	07/15/25	†,1,3,5,6,8,9	360,000	—
Level 3 Financing, Inc.
10.50%	05/15/30	[1]	275,000	277,062
Netflix, Inc.
4.63%	05/15/29		100,000	106,906
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[1]	700,000	616,000
Scripps Escrow, Inc.
5.88%	07/15/27	[1]	400,000	296,936
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28	[1]	445,500	437,797
Tele Columbus AG,
Series REGS
(Georgia)
3.88%	05/02/25	[3]	410,000	253,259
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31	[1,3]	200,000	162,205
Time Warner Cable LLC
5.50%	09/01/41		80,000	62,632
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[1,3]	1,400,000	1,104,315

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 44

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Zayo Group Holdings, Inc.
4.00%	03/01/27	[1]	$185,000	$137,511

				8,329,850

Consumer Discretionary — 1.57%
Banijay Entertainment SASU
(France)
8.13%	05/01/29	[1,3]	350,000	347,629
BAT Capital Corp.
3.56%	08/15/27		44,000	40,223
4.39%	08/15/37		150,000	114,897
5.65%	03/16/52		430,000	344,550
BAT International Finance PLC
(United Kingdom)
1.67%	03/25/26	[3]	83,000	74,809
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52	[3]	570,000	275,129
Central Garden & Pet Co.
4.13%	10/15/30		375,000	313,275
Everi Holdings, Inc.
5.00%	07/15/29	[1]	350,000	301,658
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[1,3]	160,000	154,251
6.13%	07/27/27	[1,3]	195,000	194,228
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31	[1,3]	750,000	558,265
Reynolds American, Inc.
5.70%	08/15/35		100,000	89,311
5.85%	08/15/45		95,000	78,690
Spectrum Brands, Inc.
5.50%	07/15/30	[1]	425,000	391,000
Triton Water Holdings, Inc.
6.25%	04/01/29	[1]	1,375,000	1,130,938
WarnerMedia Holdings, Inc.
4.28%	03/15/32		190,000	161,300
5.05%	03/15/42		480,000	371,712
5.14%	03/15/52		425,000	315,769

				5,257,634

Diversified REITs — 1.00%
American Assets Trust LP
3.38%	02/01/31		500,000	375,091
American Tower Corp.
0.88%	05/21/29		180,000	155,654
1.00%	01/15/32		310,000	246,057
2.70%	04/15/31		80,000	63,522
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[3]	100,000	86,197

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Diversified REITs (continued)
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32	[3]	$150,000	$114,694
1.25%	02/01/31	[3]	220,000	179,044
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31	[3]	100,000	75,637
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		347,000	269,133
4.00%	01/15/30		317,000	269,640
4.00%	01/15/31		73,000	60,865
5.38%	04/15/26		250,000	242,624
5.75%	06/01/28		10,000	9,598
LXP Industrial Trust
2.70%	09/15/30		160,000	124,054
VICI Properties LP
4.95%	02/15/30		10,000	9,227
5.13%	05/15/32		414,000	371,646
5.63%	05/15/52		120,000	100,197
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27	[1]	135,000	123,251
3.88%	02/15/29	[1]	110,000	95,170
4.13%	08/15/30	[1]	54,000	46,191
4.50%	09/01/26	[1]	65,000	61,581
4.50%	01/15/28	[1]	13,000	11,877
4.63%	06/15/25	[1]	15,000	14,501
5.75%	02/01/27	[1]	80,000	77,530
Weyerhaeuser Co.
3.38%	03/09/33		195,000	159,804

				3,342,785

Electric — 1.53%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	245,000	217,592
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	155,000	128,578
American Electric Power Co., Inc.
2.03%	03/15/24		455,000	446,559
Arizona Public Service Co.
6.35%	12/15/32		925,000	948,013
Comision Federal de Electricidad,
Series REGS
(Mexico)
3.88%	07/26/33	[3]	200,000	152,500
Duke Energy Carolinas LLC
4.00%	09/30/42		250,000	191,864
5.35%	01/15/53		195,000	178,639
Duke Energy Corp.
3.85%	06/15/34		200,000	188,700
Duke Energy Progress LLC
5.25%	03/15/33		170,000	164,835
Eversource Energy,
Series O
4.25%	04/01/29		8,000	7,470
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	418,000	362,933

See accompanying Notes to Financial Statements.

45 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Niagara Mohawk Power Corp.
5.78%	09/16/52	[1]	$365,000	$337,881
Pennsylvania Electric Co.
4.15%	04/15/25	[1]	555,000	535,099
Pike Corp.
5.50%	09/01/28	[1]	400,000	350,348
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	38,266
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42	[3]	215,000	194,697
4.50%	10/28/34	[3]	200,000	223,383
4.75%	10/28/42	[3]	140,000	157,525
Tucson Electric Power Co.
5.50%	04/15/53		305,000	276,870

				5,101,752

Energy — 1.82%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[1]	350,000	329,630
CenterPoint Energy Resources Corp.
5.40%	03/01/33		765,000	737,422
Energy Transfer LP
4.90%	03/15/35		20,000	17,561
5.00%	05/15/50		490,000	384,261
Energy Transfer LP,
Series B
6.63%[4,7]			733,000	586,923
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[1,3]	177,420	148,264
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		430,000	400,566
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33	[1,3]	200,000	150,446
KeySpan Gas East Corp.
5.99%	03/06/33	[1]	385,000	371,573
National Gas Transmission PLC,
(EMTN)
(United Kingdom)
4.25%	04/05/30	[3]	100,000	104,211
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[1]	294,000	290,850
NGPL Pipe Co. LLC
4.88%	08/15/27	[1]	40,000	37,785
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31	[3]	199,000	142,464
6.35%	02/12/48	[3]	5,000	2,866
6.95%	01/28/60	[3]	5,000	2,968
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	234,000	202,995
4.95%	07/15/29	[1]	215,000	191,812

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Southern Natural Gas Co. LLC
4.80%	03/15/47	[1]	$65,000	$50,193
TMS Issuer SARL,
Series REGS
(Luxembourg)
5.78%	08/23/32	[3]	200,000	200,242
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34	[3]	35,000	30,524
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		725,000	621,687
Venture Global Calcasieu Pass LLC
4.13%	08/15/31	[1]	1,225,000	1,007,253
Williams Cos., Inc. (The)
4.30%	03/04/24		60,000	59,569

				6,072,065

Finance — 3.29%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	123,000	110,271
3.30%	01/30/32	[3]	565,000	450,029
3.88%	01/23/28	[3]	5,000	4,541
4.45%	10/01/25	[3]	110,000	105,965
Air Lease Corp.
(MTN)
2.88%	01/15/26		380,000	353,983
American Express Co.
2.55%	03/04/27		190,000	171,621
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	583,000	492,581
Capital One Financial Corp.
1.34%	12/06/24	[4]	360,000	356,142
Cboe Global Markets, Inc.
3.00%	03/16/32		190,000	156,117
Charles Schwab Corp. (The)
Series K
5.00%[4,7]			200,000	167,645
Citigroup, Inc.
2.52%	11/03/32	[4]	970,000	741,349
2.56%	05/01/32	[4]	240,000	185,885
2.57%	06/03/31	[4]	375,000	299,177
2.98%	11/05/30	[4]	145,000	121,284
3.52%	10/27/28	[4]	435,000	393,756
Discover Financial Services
3.95%	11/06/24		105,000	102,222
Gaci First Investment Co.
(Cayman Islands)
5.25%	10/13/32	[3]	300,000	293,040
GGAM Finance Ltd.
(Cayman Islands)
8.00%	06/15/28	[1,3]	678,000	676,590
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	130,000	128,975
1.22%	12/06/23		455,000	451,280

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 46

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
1.54%	09/10/27	[4]	$5,000	$4,379
1.95%	10/21/27	[4]	325,000	287,036
1.99%	01/27/32	[4]	235,000	176,343
2.38%	07/21/32	[4]	170,000	129,528
2.65%	10/21/32	[4]	315,000	243,279
3.81%	04/23/29	[4]	575,000	522,623
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29		150,000	121,500
5.25%	05/15/27		466,000	410,700
Intercontinental Exchange, Inc.
1.85%	09/15/32		195,000	142,683
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[1]	575,000	493,963
JPMorgan Chase & Co.
1.04%	02/04/27	[4]	25,000	22,248
1.05%	11/19/26	[4]	270,000	242,749
2.55%	11/08/32	[4]	115,000	89,165
JPMorgan Chase & Co.,
Series KK
3.65%[4,7]			115,000	100,664
Morgan Stanley
0.99%	12/10/26	[4]	145,000	129,366
2.48%	09/16/36	[4]	170,000	124,269
2.95%	05/07/32	[4]	155,000	145,901
Morgan Stanley
(GMTN)
2.70%	01/22/31	[4]	290,000	237,052
Morgan Stanley
(MTN)
1.16%	10/21/25	[4]	495,000	467,360
1.93%	04/28/32	[4]	745,000	554,887
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,4]	200,000	178,972
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[1,3]	2,000	1,990
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	147,070	151,766
Raymond James Financial, Inc.
4.65%	04/01/30		145,000	136,579
Vonovia SE
(Georgia)
1.00%	06/16/33	[3]	100,000	72,590
1.50%	06/14/41	[3]	100,000	58,067

				11,008,112

Food — 1.30%
B&G Foods, Inc.
5.25%	04/01/25		350,000	345,187
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[1]	932,000	234,114
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34	[1,3]	185,000	180,109

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31	[3]	$385,000	$308,766
5.50%	01/15/30	[3]	376,000	351,341
Pilgrim’s Pride Corp.
4.25%	04/15/31		180,000	150,378
5.88%	09/30/27	[1]	884,000	897,817
6.88%	05/15/34		700,000	687,583
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[1]	1,050,000	862,364
Smithfield Foods, Inc.
5.20%	04/01/29	[1]	5,000	4,572
TreeHouse Foods, Inc.
4.00%	09/01/28		400,000	324,842

				4,347,073

Gaming — 0.15%
Ontario Gaming GTA LP
(Canada)
8.00%	08/01/30	[1,3]	500,000	498,728

Health Care — 2.86%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[1,3]	1,000,000	989,663
AbbVie, Inc.
3.85%	06/15/24		10,000	9,855
Amgen, Inc.
3.15%	02/21/40		100,000	70,613
5.25%	03/02/33		145,000	138,653
5.60%	03/02/43		305,000	284,132
5.75%	03/02/63		38,000	35,147
Bausch & Lomb Escrow Corp.
(Canada)
8.38%	10/01/28	[1,3]	850,000	852,366
Baxter International, Inc.
0.87%	12/01/23		260,000	257,902
Bayer AG
(EMTN)
(Georgia)
4.63%	05/26/33	[3]	100,000	104,846
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	255,000	245,569
4.38%	12/15/28	[1]	210,000	195,266
4.40%	07/15/44	[1]	245,000	183,896
4.88%	06/25/48	[1]	80,000	63,867
Becton Dickinson & Co.
3.73%	12/15/24		3,000	2,927
Cano Health LLC
6.25%	10/01/28	[1]	118,000	52,416
Catalent Pharma Solutions, Inc.
3.13%	02/15/29	[1]	475,000	390,027
Centene Corp.
2.45%	07/15/28		349,000	295,086
3.00%	10/15/30		323,000	260,928

See accompanying Notes to Financial Statements.

47 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
4.25%	12/15/27		$455,000	$419,858
CommonSpirit Health
3.35%	10/01/29		80,000	69,685
CVS Health Corp.
5.05%	03/25/48		145,000	120,548
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		265,000	221,954
Embecta Corp.
6.75%	02/15/30	[1]	525,000	433,517
Grifols SA
(Spain)
4.75%	10/15/28	[1,3]	900,000	769,978
HCA, Inc.
3.50%	09/01/30		143,000	121,034
3.63%	03/15/32		225,000	186,712
4.13%	06/15/29		80,000	72,345
5.25%	06/15/49		185,000	152,214
5.38%	09/01/26		10,000	9,812
5.50%	06/15/47		120,000	102,572
5.63%	09/01/28		275,000	267,983
Kedrion SpA
(Italy)
6.50%	09/01/29	[1,3]	800,000	690,000
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	515,000	370,153
Molina Healthcare, Inc.
4.38%	06/15/28	[1]	74,000	66,332
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	450,000	418,635
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	125,000	106,620
Teva Pharmaceutical Finance Netherlands II BV
(Netherlands)
7.88%	09/15/31	[3]	275,000	302,565
Teva Pharmaceutical Finance Netherlands III BV
(Netherlands)
8.13%	09/15/31	[3]	200,000	206,858

				9,542,534

Health Care REITs — 0.17%
Healthcare Reality Holdings LP
2.00%	03/15/31		65,000	48,774
3.10%	02/15/30		115,000	95,897
Healthcare Realty Holdings LP
2.05%	03/15/31		37,000	26,854
2.40%	03/15/30		325,000	251,271
3.63%	01/15/28		150,000	133,785
Healthpeak OP LLC,
3.40%	02/01/25		2,000	1,932

				558,513

Industrial REITs — 0.13%
Prologis Euro Finance LLC
0.50%	02/16/32		100,000	75,284
1.00%	02/06/35		100,000	69,988

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrial REITs (continued)
1.00%	02/16/41		$100,000	$56,420
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43		100,000	92,184
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	160,000	133,554

				427,430

Industrials — 1.65%
Advanced Drainage Systems, Inc.
6.38%	06/15/30	[1]	335,000	322,131
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[1,3]	735,000	614,891
Artera Services LLC
9.03%	12/04/25	[1]	669,000	618,253
BAE Systems Holdings, Inc.
3.85%	12/15/25	[1]	250,000	240,283
Berry Global, Inc.
1.50%	01/15/27	[1]	200,000	191,454
1.65%	01/15/27		40,000	34,424
5.50%	04/15/28	[1]	255,000	246,486
Boeing Co. (The)
1.43%	02/04/24		340,000	334,736
Cellnex Finance Co. SA
(EMTN)
(Spain)
2.00%	09/15/32	[3]	100,000	82,750
Energizer Holdings, Inc.
4.38%	03/31/29	[1]	925,000	774,688
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
6.01%	05/05/26	[2]	57,000	56,936
(CME Term SOFR 3-Month plus 0.74%)
6.11%	08/15/36	[2]	52,000	46,334
OT Merger Corp.
7.88%	10/15/29	[1]	1,350,000	840,431
TransDigm, Inc.
6.75%	08/15/28	[1]	1,115,000	1,099,641

				5,503,438

Information Technology — 1.15%
Broadcom, Inc.
3.42%	04/15/33	[1]	190,000	151,723
Fiserv, Inc.
2.65%	06/01/30		10,000	8,222
5.60%	03/02/33		295,000	286,171
Gen Digital, Inc.
6.75%	09/30/27	[1]	360,000	353,033
NCR Corp.
5.00%	10/01/28	[1]	550,000	495,770
5.25%	10/01/30	[1]	700,000	603,941
Netflix, Inc.
5.88%	02/15/25		310,000	309,778

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 48

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
Open Text Corp.
(Canada)
6.90%	12/01/27	[1,3]	$350,000	$351,725
Oracle Corp.
3.80%	11/15/37		355,000	272,636
3.95%	03/25/51		1,225,000	840,369
4.00%	11/15/47		40,000	28,134
6.50%	04/15/38		85,000	85,704
6.90%	11/09/52		55,000	56,691

				3,843,897

Insurance — 0.76%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[1]	175,000	146,876
6.00%	08/01/29	[1]	400,000	339,000
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		280,000	199,751
Athene Global Funding
1.99%	08/19/28	[1]	370,000	302,347
2.72%	01/07/29	[1]	95,000	78,909
3.21%	03/08/27	[1]	130,000	116,585
Berkshire Hathaway Finance Corp.
2.85%	10/15/50		115,000	71,658
Brown & Brown, Inc.
4.95%	03/17/52		160,000	128,077
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	150,000	138,841
Farmers Exchange Capital III
5.45%	10/15/54	[1,4]	85,000	72,793
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	135,000	101,457
HUB International Ltd.
7.00%	05/01/26	[1]	350,000	349,990
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	15,000	12,726
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[1,4]	375,000	375,053
Teachers Insurance & Annuity Association of America
4.27%	05/15/47	[1]	40,000	30,316
4.38%	09/15/54	[1,4]	65,000	63,226

				2,527,605

Materials — 0.97%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[1]	265,000	189,185
ATI, Inc.
7.25%	08/15/30		325,000	324,594
Clearwater Paper Corp.
4.75%	08/15/28	[1]	600,000	514,244
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28	[1,3]	450,000	349,755

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Materials (continued)
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia
Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30	[3]	$200,000	$187,000
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	965,000	726,740
3.27%	11/15/40	[1]	55,000	34,521
3.47%	12/01/50	[1]	45,000	26,245
4.38%	06/01/47		115,000	77,310
5.00%	09/26/48		15,000	11,210
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29	[1,3]	450,000	361,166
Valvoline, Inc.
3.63%	06/15/31	[1]	550,000	426,675

				3,228,645

Office REITs — 0.16%
Boston Properties LP
2.75%	10/01/26		10,000	8,970
Hudson Pacific Properties LP
3.25%	01/15/30		170,000	116,773
3.95%	11/01/27		320,000	252,882
4.65%	04/01/29		95,000	71,612
5.95%	02/15/28		50,000	41,758
Kilroy Realty LP
2.50%	11/15/32		50,000	34,231

				526,226

Real Estate Investment Trust (REIT) — 0.24%
American Tower Corp.
2.10%	06/15/30		550,000	428,498
Annington Funding PLC
(EMTN)
(United Kingdom)
3.18%	07/12/29	[3]	100,000	101,535
Annington Funding PLC,
(EMTN)
(United Kingdom)
3.69%	07/12/34	[3]	100,000	93,501
Realty Income Corp.
5.13%	07/06/34		165,000	173,299

				796,833

Residential REITs — 0.25%
American Homes 4 Rent LP
3.38%	07/15/51		675,000	405,036
Invitation Homes Operating Partnership LP
2.00%	08/15/31		305,000	225,822
2.70%	01/15/34		190,000	139,057
5.50%	08/15/33		60,000	56,066

				825,981

Retail — 1.10%
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[1]	743,000	649,196

See accompanying Notes to Financial Statements.

49 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Retail (continued)
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%	04/01/26	[1]	$175,000	$164,938
5.88%	04/01/29	[1]	385,000	348,086
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[1]	1,393,000	1,138,036
FirstCash, Inc.
5.63%	01/01/30	[1]	475,000	428,193
LCM Investments Holdings II LLC
8.25%	08/01/31	[1]	480,000	467,400
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	745,000	487,403

				3,683,252

Services — 1.12%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	362,000	333,686
Global Payments, Inc.
4.88%	03/17/31		200,000	206,686
5.40%	08/15/32		95,000	89,060
5.95%	08/15/52		183,000	164,044
Hertz Corp. (The)
4.63%	12/01/26	[1]	50,000	44,562
5.00%	12/01/29	[1]	1,000,000	787,500
Upbound Group, Inc.
6.38%	02/15/29	[1]	300,000	268,875
VT Topco, Inc.
8.50%	08/15/30	[1]	560,000	555,058
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	450,000	420,490
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	925,000	864,742

				3,734,703

Specialized REITs — 0.77%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	100,000	86,979
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28	[3]	195,000	163,212
1.75%	03/12/29	[3]	200,000	166,288
China Aoyuan Group Ltd.
(Cayman Islands)
6.35%	02/08/24	[3,5,6]	200,000	4,000
CubeSmart LP
2.50%	02/15/32		325,000	247,397
Extra Space Storage LP
2.35%	03/15/32		530,000	401,053
2.40%	10/15/31		71,000	54,390
Greystar Real Estate Partners LLC
7.75%	09/01/30	[1]	350,000	348,250
Iron Mountain, Inc.
5.63%	07/15/32	[1]	1,240,000	1,075,700

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Specialized REITs (continued)
Sunac China Holdings Ltd.
(Cayman Islands)
6.50%	01/10/25	[3,5,6]	$210,000	$28,736

				2,576,005

Transportation — 0.03%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		20,515	17,991
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		25,245	21,313
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		62,731	56,455
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		11,024	11,099

				106,858

Water — 0.05%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31	[3]	200,000	188,056

Total Corporates
(Cost $107,831,967)				98,816,668

FOREIGN GOVERNMENT OBLIGATIONS — 1.78%

Foreign Government Obligations — 1.78%
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30	[3]	400,000	349,560
Chile Government International Bond
(Chile)
2.55%	01/27/32	[3]	200,000	162,199
2.55%	07/27/33	[3]	200,000	154,314
Colombia Government International Bond
(Colombia)
8.00%	04/20/33	[3]	400,000	396,920
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.50%	01/30/30	[3]	200,000	169,920
4.88%	09/23/32	[3]	200,000	163,080
Finance Department Government of Sharjah
(United Arab Emirates)
6.50%	11/23/32	[1,3]	200,000	199,440
Guatemala Government Bond,
Series REGS
(Guam)
3.70%	10/07/33	[3]	200,000	154,160
5.25%	08/10/29	[3]	300,000	277,410
Hungary Government International Bond
(Hungary)
2.13%	09/22/31	[1,3]	400,000	296,240

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 50

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Mexico Government International Bond
(Mexico)
4.88%	05/19/33	[3]	$200,000	$179,569
6.35%	02/09/35	[3]	400,000	391,676
Oman Government International Bond,
Series REGS
(Oman)
6.75%	10/28/27	[3]	200,000	203,856
Panama Government International Bond
(Panama)
2.25%	09/29/32	[3]	440,000	319,880
3.16%	01/23/30	[3]	200,000	168,800
Paraguay Government International Bond,
Series REGS
(Papua New Guinea)
4.95%	04/28/31	[3]	400,000	370,520
Perusahaan Penerbit SBSN Indonesia III,
Series REGS
(Indonesia)
2.55%	06/09/31	[3]	200,000	163,416
2.80%	06/23/30	[3]	200,000	168,740
Peruvian Government International Bond
(Peru)
2.78%	01/23/31	[3]	200,000	164,420
2.84%	06/20/30	[3]	250,000	211,475
Philippine Government International Bond
(Philippines)
2.46%	05/05/30	[3]	200,000	165,940
Republic of Poland Government International Bond
(Poland)
5.50%	11/16/27	[3]	200,000	200,540
5.75%	11/16/32	[3]	125,000	125,587
Republic of South Africa Government International Bond
(South Africa)
5.88%	04/20/32	[3]	400,000	340,730
Romanian Government International Bond
(Romania)
6.63%	02/17/28	[1,3]	200,000	203,060
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[3]	300,000	242,130

Total Foreign Government Obligations
(Cost $6,379,012)				5,943,582

MORTGAGE-BACKED — 51.46%**

Non-Agency Commercial Mortgage-Backed — 4.66%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XA (IO)
0.89%	09/15/48	[4]	5,785,051	63,803
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[1,4]	500,000	9,356
BB-UBS Trust,
Series 2012-SHOW, Class XA (IO)
0.73%	11/05/36	[1,4]	3,109,000	16,465

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BB-UBS Trust,
Series 2012-SHOW, Class XB (IO)
0.28%	11/05/36	[1,4]	$1,395,000	$2,341
Benchmark Mortgage Trust,
Series 2020-B18, Class AGNF
4.14%	07/15/53	[1]	529,000	461,492
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24	[4,5,6]	217,428	204,491
BX Trust,
Series 2021-MFM1, Class G
(CME Term SOFR 1-Month plus 4.01%)
9.35%	01/15/34	[1,2]	678,184	642,755
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.50%	08/10/49	[4]	8,980,125	244,714
Century Plaza Towers,
Series 2019-CPT, Class F
3.10%	11/13/39	[1,4]	450,000	254,653
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class XA (IO)
1.24%	03/11/47	[4]	717,591	657
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.09%	10/10/47	[4]	13,621,480	74,810
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.45%	02/10/48	[4]	1,508,092	17,241
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class XA (IO)
1.37%	02/10/49	[4]	5,421,642	118,553
Citigroup Commercial Mortgage Trust,
Series 2017-B1, Class XF (IO)
0.95%	08/15/50	[1,4]	11,628,000	304,548
Commercial Mortgage Lease-Backed Certificates-1,
Series 2001-CMLB, Class X (IO)
1.65%	06/20/31	[1,4]	678,896	4,064
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.02%	10/15/45	[4]	5,907	8
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.29%	10/15/45	[4]	160,043	10
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.44%	12/10/44	[1,4]	1,424,691	28
Commercial Mortgage Trust,
Series 2014-CR14, Class XA (IO)
0.48%	02/10/47	[4]	1,860,793	124
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
1.08%	08/10/47	[4]	797,276	4,369
Commercial Mortgage Trust,
Series 2014-CR19, Class XC (IO)
0.84%	08/10/47	[1,4]	1,200,000	7,568

See accompanying Notes to Financial Statements.

51 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.21%	06/10/47	[4]	$3,039,518	$7,385
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.98%	09/10/47	[4,5,6]	28,893,674	137,397
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.97%	12/10/47	[4]	11,179,578	66,966
Commercial Mortgage Trust,
Series 2015-CR22, Class XA (IO)
0.95%	03/10/48	[4]	9,852,009	82,875
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.94%	08/10/48	[4]	7,691,016	90,272
Commercial Mortgage Trust,
Series 2015-LC21, Class XE (IO)
1.22%	07/10/48	[1,4]	10,015,000	171,848
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.75%	02/10/49	[4]	13,984,553	169,993
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA (IO)
0.85%	06/15/57	[4]	16,284,774	123,433
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.71%	06/15/52	[4]	560,755	35,217
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.83%	12/15/49	[4]	11,556,222	183,085
DBJPM 16-C1 Mortgage Trust,
Series 2016-C1, Class XA (IO)
1.52%	05/10/49	[4]	8,675,493	215,772
DBUBS Mortgage Trust,
Series 2017-BRBK, Class F
3.65%	10/10/34	[1,4]	380,000	270,035
European Loan Conduit No. 36 DAC,
Series 36A, Class E
(Ireland)
(3-Month Euribor plus 3.35%)
7.15%	02/17/30	[1,2,3]	668,913	651,259
Extended Stay America Trust,
Series 2021-ESH, Class F
(CME Term SOFR 1-Month plus 3.81%)
9.15%	07/15/38	[1,2]	570,293	555,311
Great Wolf Trust,
Series 2019-WOLF, Class E
(CME Term SOFR 1-Month plus 2.85%)
8.18%	12/15/36	[1,2]	954,000	940,215
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.56%	08/10/43	[1,4]	5,235,259	16,795
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44	[1,4]	137,076	1

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.09%	08/10/44	[1,4]	$529,811	$5
GS Mortgage Securities Trust,
Series 2014-GC18, Class XA (IO)
1.16%	01/10/47	[4]	19,073,882	16,502
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.84%	07/10/48	[4]	31,321,680	308,650
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA (IO)
1.35%	10/10/48	[4]	5,122,112	97,714
GS Mortgage Securities Trust,
Series 2015-GS1, Class XA (IO)
0.90%	11/10/48	[4]	9,146,934	119,577
GS Mortgage Securities Trust,
Series 2016-GS2, Class XA (IO)
1.88%	05/10/49	[4]	248,907	8,186
GS Mortgage Securities Trust,
Series 2016-GS4, Class XA (IO)
0.69%	11/10/49	[4]	14,684,042	197,614
GSCG Trust,
Series 2019-600C, Class G
4.12%	09/06/34	[1,4]	285,000	5,711
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA (IO)
0.71%	04/15/47	[4]	9,070,782	1,980
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XA (IO)
0.56%	07/15/48	[4]	22,629,754	143,113
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XNR (IO)
0.25%	07/15/48	[1,4]	44,664,247	150,679
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class XA (IO)
0.96%	08/15/48	[4]	6,219,398	76,073
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class XA (IO)
0.96%	03/15/50	[4]	4,192,323	85,515
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class XA (IO)
1.63%	06/15/49	[4]	242,561	6,618
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XB (IO)
0.56%	06/15/45	[1,4]	53,301,455	1,049,172
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.05%	04/15/46	[4]	140,608	654
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-COR4, Class A3
3.76%	03/10/52		500,000	455,273
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-ACE, Class XA (IO)
0.47%	01/10/37	[1,4]	2,000,000	7,727

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 52

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-LOOP, Class XB (IO)
0.38%	12/05/38	[1,4]	$2,010,000	$14,849
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XAFX (IO)
2.03%	01/16/37	[1,4]	450,000	6,293
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XBFX (IO)
0.68%	01/16/37	[1,4]	1,450,000	6,446
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class F
(Ireland)
(3-Month Euribor plus 3.65%)
7.44%	08/17/33	[1,2,3]	490,928	467,778
Med Trust,
Series 2021-MDLN, Class G
(CME Term SOFR 1-Month plus 5.36%)
10.70%	11/15/38	[1,2]	417,994	395,264
MFT Trust,
Series 2020-ABC, Class D
3.59%	02/10/42	[1,4]	450,000	183,522
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XC (IO)
0.14%	08/15/45	[1,4]	28,718,788	92,090
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-CKSV, Class XA (IO)
1.03%	10/15/30	[1,4]	1,015,729	15,243
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XC (IO)
1.36%	10/15/46	[1,4]	19,087,479	36,244
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class XA (IO)
0.95%	11/15/46	[4]	1,005,140	39
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18, Class XA (IO)
0.74%	10/15/47	[4]	88,361	243
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.98%	03/15/48	[4]	3,154,023	24,260
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.14%	04/15/48	[4]	1,060,319	9,833
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.83%	05/15/48	[4]	6,781,440	61,291
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.50%	06/15/44	[1,4]	10,985,057	37,153
MRCD Mortgage Trust,
Series 2019-PRKC, Class A
4.25%	12/15/36	[1,4]	500,000	166,957
MSCG Trust,
Series 2018-SELF, Class F
(CME Term SOFR 1-Month plus 3.10%)
8.43%	10/15/37	[1,2]	731,097	718,157

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.46%	01/15/43	[1,4]	$100,000	$48,921
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class D
4.54%	08/15/36	[1,4]	665,000	432,937
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class E
4.54%	08/15/36	[1,4]	395,000	215,879
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2A
3.66%	01/05/43	[1,4]	400,000	272,405
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	460,000	305,308
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.53%	01/05/43	[1,4]	925,000	510,508
SMRT,
Series 2022-MINI, Class F
(CME Term SOFR 1-Month plus 3.35%)
8.68%	01/15/39	[1,2]	570,000	527,376
Taurus UK DAC,
Series 2021-UK1A, Class D
(Ireland)
(SONIA plus 2.60%)
7.82%	05/17/31	[1,2,3]	471,537	553,092
UBS Commercial Mortgage Trust,
Series 2017-C4, Class XA (IO)
1.24%	10/15/50	[4]	8,166,184	271,361
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.21%	08/15/50	[4]	13,291,100	38,189
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.16%	12/15/47	[4]	1,274,669	11,571
Wells Fargo Commercial Mortgage Trust,
Series 2015-C27, Class XA (IO)
0.98%	02/15/48	[4]	16,851,291	135,997
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA (IO)
1.10%	11/15/48	[4]	17,024,583	257,081
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class XF (IO)
1.89%	04/15/50	[1,4]	415,000	9,367
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS3, Class XA (IO)
1.02%	09/15/57	[4]	9,198,310	127,330
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class XA (IO)
2.23%	06/15/49	[4]	5,955,190	193,928
Westfield Galleria at Roseville
8.40%	03/29/25	[5,6]	495,000	485,644
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XB (IO)
0.52%	12/15/45	[1,4]	51,344,318	1,150

See accompanying Notes to Financial Statements.

53 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class XA (IO)
1.05%	05/15/47	[4]	$9,429,682	$23,028
WF-RBS Commercial Mortgage Trust,
Series 2014-C22, Class XA (IO)
0.91%	09/15/57	[4]	1,689,368	7,020
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
0.98%	11/15/47	[4]	6,017,696	32,477
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.39%	03/15/47	[4]	7,941,798	1,096

				15,577,999

Non-Agency Mortgage-Backed — 23.65%
Alternative Loan Trust,
Series 2004-30CB, Class 1A6
5.50%	02/25/35		1,000,613	898,041
Alternative Loan Trust,
Series 2005-10CB, Class 1A8
5.50%	05/25/35		1,574,385	1,284,909
Alternative Loan Trust,
Series 2005-46CB, Class A3
5.50%	10/25/35		252,624	175,582
Alternative Loan Trust,
Series 2005-46CB, Class A4
5.25%	10/25/35		190,892	130,190
Alternative Loan Trust,
Series 2005-46CB, Class A7
5.50%	10/25/35		538,495	374,271
Alternative Loan Trust,
Series 2005-55CB, Class 1A1
5.50%	11/25/35		192,314	127,616
Alternative Loan Trust,
Series 2005-64CB, Class 2A1
6.00%	11/25/35		3,033,665	492,554
Alternative Loan Trust,
Series 2005-65CB, Class 2A4
5.50%	12/25/35		315,675	225,449
Alternative Loan Trust,
Series 2005-67CB, Class A1
5.50%	01/25/36		62,881	47,184
Alternative Loan Trust,
Series 2005-74T1, Class A5
6.00%	01/25/36		489,411	277,021
Alternative Loan Trust,
Series 2005-7CB, Class 2A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 4.94%, 5.05% Cap)
0.20%	03/01/38	[2,5,6]	1,378,591	23,576
Alternative Loan Trust,
Series 2005-86CB, Class A1
5.50%	02/25/36		537,395	328,298
Alternative Loan Trust,
Series 2005-86CB, Class A8
5.50%	02/25/36		245,667	150,079

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2006-19CB, Class A15
6.00%	08/25/36		$119,754	$70,388
Alternative Loan Trust,
Series 2006-19CB, Class A17
(CME Term SOFR 1-Month plus 0.51%)
5.83%	08/25/36	[2]	3,970,279	2,006,332
Alternative Loan Trust,
Series 2006-19CB, Class A18 (IO)
(-1.00 X CME Term SOFR 1-Month plus 5.49%, 5.60% Cap)
0.17%	08/25/36	[2,5,6]	3,832,827	208,426
Alternative Loan Trust,
Series 2006-32CB, Class A18
6.00%	11/25/36		135,758	78,437
Alternative Loan Trust,
Series 2006-34, Class A5
6.25%	11/25/46		1,254,438	641,976
Alternative Loan Trust,
Series 2006-J1, Class 1A11
5.50%	02/25/36		196,977	136,128
Alternative Loan Trust,
Series 2007-13, Class A1
6.00%	06/25/47		273,381	141,031
Alternative Loan Trust,
Series 2007-15CB, Class A6
5.75%	07/25/37		541,431	313,056
Alternative Loan Trust,
Series 2007-15CB, Class A7
6.00%	07/25/37		1,928,405	1,154,556
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37		6,925	5,206
Alternative Loan Trust,
Series 2007-18CB, Class 2A25
6.00%	08/25/37		316,548	176,840
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		240,785	93,233
Alternative Loan Trust,
Series 2007-5CB, Class 1A3
6.00%	04/25/37		176,761	97,282
Alternative Loan Trust,
Series 2007-5CB, Class 1A4
6.00%	04/25/37		521,486	287,041
American Home Mortgage Assets Trust,
Series 2006-6, Class XP (IO) (PO)
0.04%	12/25/46	[4,5,6]	21,412,358	41,784
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
5.33%	02/25/47	[2]	2,273,308	883,241
American Home Mortgage Assets Trust,
Series 2007-5, Class XP (IO) (PO)
0.07%	06/25/47	[4,5,6]	12,854	127

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 54

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust,
Series 2006-5, Class CB8
(CME Term SOFR 1-Month plus 0.42%)
5.74%	06/25/46	[2]	$1,797,917	$1,439,242
Banc of America Alternative Loan Trust,
Series 2006-5, Class CB9 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.58%, 6.69% Cap)
1.26%	06/25/46	[2,5,6]	1,797,929	109,929
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		5,063	4,295
Banc of America Funding Trust,
Series 2006-7, Class T2A5 (STEP-reset date 11/25/23)
6.54%	10/25/36		710,359	612,103
Banc of America Funding Trust,
Series 2014-R5, Class 1A2
(TSFR6M plus 1.93%)
3.82%	09/26/45	[1,2]	1,164,666	848,671
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(CME Term SOFR 1-Month plus 0.26%)
5.58%	10/25/36	[1,2]	4,547	4,531
BCAP LLC Trust,
Series 2007-AA2, Class 2A12
5.50%	04/25/37		2,511,619	1,154,841
Bear Stearns ALT-A Trust,
Series 2005-7, Class 22A1
4.60%	09/25/35	[4]	138,253	84,332
Bear Stearns ARM Trust,
Series 2004-3, Class 2A
4.21%	07/25/34	[4]	5,940	5,344
Bear Stearns ARM Trust,
Series 2005-10, Class A3
5.21%	10/25/35	[4]	123,291	115,133
Bombardier Capital Mortgage Securitization Corp.,
Series 1999-B, Class A2
6.98%	12/15/29	[4]	997,492	115,565
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A3
7.83%	06/15/30	[4]	1,658,345	192,231
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A4
8.29%	06/15/30	[4]	142,144	19,203
BRAVO Residential Funding Trust,
Series 2021-A, Class A1 (STEP-reset date 10/25/23)
1.99%	10/25/59	[1]	1,576,101	1,511,427
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 11/25/23)
4.25%	08/25/54	[1]	1,228,456	1,080,274
CHNGE Mortgage Trust,
Series 2023-1, Class M1
8.38%	03/25/58	[1,4]	580,000	568,330
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 11/25/23)
2.57%	07/25/59	[1]	390,077	376,675

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 11/25/23)
2.82%	10/25/61	[1]	$906,786	$842,927
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61	[1,4]	681,000	373,608
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 11/25/23)
5.00%	07/25/62	[1]	314,738	293,118
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 11/25/23)
6.00%	06/25/62	[1]	1,343,827	1,293,681
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(CME Term SOFR 1-Month plus 1.86%)
7.18%	10/25/37	[1,2]	1,046,000	866,500
Citigroup Mortgage Loan Trust,
Series 2006-WF1, Class A2C (STEP-reset date 11/25/23)
4.59%	03/25/36		29,741	14,005
Citigroup Mortgage Loan Trust,
Series 2009-10, Class 2A2
7.00%	12/25/35	[1,4]	518,259	340,418
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AF6A (STEP-reset date 11/25/23)
6.13%	08/25/35		1,659,928	1,472,056
CitiMortgage Alternative Loan Trust,
Series 2005-A1, Class 1A5
5.50%	07/25/35		1,603,004	1,384,870
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.50%	04/25/36		257,310	224,128
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A1
6.00%	01/25/37		105,778	92,113
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5
6.00%	01/25/37		201,912	175,828
CitiMortgage Alternative Loan Trust,
Series 2007-A2, Class 1A13
5.75%	02/25/37		230,785	197,504
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37		195,793	168,673
CitiMortgage Alternative Loan Trust,
Series 2007-A5, Class 1A1
6.00%	05/25/37		834,761	752,845
Conseco Finance Securitizations Corp.,
Series 2000-1, Class A5
8.06%	09/01/29	[4]	3,422,743	643,963
Conseco Finance Securitizations Corp.,
Series 2000-4, Class A5
7.97%	05/01/32		1,992,158	368,566
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-20, Class A1
6.50%	01/25/38		203,809	101,163

See accompanying Notes to Financial Statements.

55 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-7, Class A9
5.50%	06/25/37		$613,205	$293,455
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.72%	03/25/61	[1,4]	1,445,639	1,408,375
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL6, Class A1
2.69%	03/25/59	[1,4]	1,418,453	1,387,678
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A4
(CME Term SOFR 1-Month plus 0.43%)
5.75%	10/25/36	[2]	35,603	22,609
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-MH1, Class B1 (STEP-reset date 11/25/23)
6.75%	10/25/36	[1]	42,418	42,348
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF3 (STEP-reset date 11/25/23)
3.16%	01/25/37		980,271	276,932
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF6 (STEP-reset date 11/25/23)
3.16%	01/25/37		1,730,591	541,789
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 11/25/23)
3.54%	02/25/37		923,347	562,441
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 10A6
6.50%	08/25/36		1,086,923	552,958
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 8A11
6.50%	08/25/36		412,302	185,427
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37	[4]	730,080	436,601
CSMC Trust,
Series 2020-RPL5, Class A1
3.02%	08/25/60	[1,4]	184,710	179,168
CSMC,
Series 2014-8R, Class 3A2
4.64%	02/27/36	[1,4]	996,323	753,182
Deutsche ALT-B Securities, Inc., Mortgage Loan Trust,
Series 2006-AB2, Class A2
4.81%	06/25/36	[4]	219,574	185,599
Deutsche Mortgage & Asset Receiving Corp.,
Series 2014-RS1, Class 1A2
6.50%	07/27/37	[1,4]	324,987	252,713
Fannie Mae Connecticut Avenue Securities,
Series 2019-R04, Class 2B1
(SOFR30A plus 5.36%)
10.68%	06/25/39	[1,2]	905,889	953,503
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(SOFR30A plus 3.86%)
9.18%	09/25/39	[1,2]	1,025,564	1,043,904

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2019-R07, Class 1B1
(SOFR30A plus 3.51%)
8.83%	10/25/39	[1,2]	$1,000,000	$1,009,951
Fannie Mae Connecticut Avenue Securities,
Series 2020-R02, Class 2B1
(SOFR30A plus 3.11%)
8.43%	01/25/40	[1,2]	1,000,000	1,002,150
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
10.81%	12/25/41	[1,2]	985,000	968,344
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.75%	10/25/36	[2]	370,750	239,636
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.87%	03/25/37	[2]	689,665	339,054
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA6, Class 2A3
6.25%	11/25/36		693,065	217,292
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA1, Class A4
6.25%	03/25/37		566,198	235,898
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA2, Class 1A4
5.75%	04/25/37		707,585	252,371
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA1, Class B1
(SOFR30A plus 2.65%)
7.96%	01/25/51	[1,2]	700,000	681,499
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
7.56%	08/25/33	[1,2]	918,155	913,012
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
7.36%	12/25/33	[1,2]	815,000	795,089
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M2
(SOFR30A plus 2.50%)
7.81%	01/25/42	[1,2]	1,000,000	983,464
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA2, Class M2
(SOFR30A plus 3.75%)
9.06%	02/25/42	[1,2]	1,000,000	1,027,702
GSAA Home Equity Trust,
Series 2007-5, Class 1F3B
6.00%	05/25/37	[4]	4,300,000	228,786
GSAA Home Equity Trust,
Series 2007-5, Class 1F5B (STEP-reset date 11/25/23)
6.44%	05/25/37		1,987,261	132,492

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 56

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust,
Series 2007-5, Class 2A2A
(CME Term SOFR 1-Month plus 0.57%)
5.89%	04/25/47	[2]	$804,997	$386,324
GSAA Trust,
Series 2006-7, Class AF3 (STEP-reset date 11/25/23)
6.72%	03/25/46		2,918,945	1,141,635
GSAA Trust,
Series 2007-3, Class 2A1B
(CME Term SOFR 1-Month plus 0.31%)
5.63%	03/25/47	[2]	166,316	8,054
GSMSC Resecuritization Trust,
Series 2015-5R, Class 1C
(CME Term SOFR 1-Month plus 0.25%)
3.60%	04/26/37	[1,2]	39,508	39,357
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
4.35%	09/25/35	[4]	3,306	3,074
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(CME Term SOFR 1-Month plus 0.79%)
6.12%	06/20/35	[2]	14,435	13,105
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
0.00%	06/20/35	[1,4,5,6]	1,058,602	166
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(CME Term SOFR 1-Month plus 0.47%)
5.80%	05/19/46	[2]	2,419,684	1,221,903
HarborView Mortgage Loan Trust,
Series 2006-5, Class X2 (IO)
0.07%	07/19/46	[4,5,6]	2,605,110	26
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A5 (STEP-reset date 11/25/23)
4.51%	12/25/36		250,629	83,320
IndyMac Index Mortgage Loan Trust,
Series 2006-AR3, Class 2A1A
3.55%	03/25/36	[4]	79,244	57,161
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 3A4
6.18%	03/25/36	[4]	891,002	729,539
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH2, Class AF3 (STEP-reset date 11/25/23)
5.46%	09/25/29		464,798	288,233
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF4 (STEP-reset date 11/25/23)
6.08%	08/25/36		1,427,389	808,904
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF5 (STEP-reset date 11/25/23)
6.34%	08/25/36		271,248	184,436
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A5 (STEP-reset date 11/25/23)
6.91%	07/25/36		1,689,735	453,491
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AF6 (STEP-reset date 11/25/23)
4.58%	11/25/36		2,932	2,869

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF2 (STEP-reset date 11/25/23)
4.45%	01/25/37		$399,079	$210,839
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF3 (STEP-reset date 11/25/23)
4.45%	10/25/30		612,691	311,013
JPMorgan Mortgage Trust,
Series 2007-S1, Class 2A11
6.00%	03/25/37		357,350	152,363
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class M1
6.63%	04/15/40	[4]	595,994	595,201
Lehman Mortgage Trust,
Series 2006-1, Class 1A5
5.50%	02/25/36		134,816	66,113
Lehman Mortgage Trust,
Series 2006-7, Class 2A5 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.44%, 6.55% Cap)
1.12%	11/25/36	[2,5,6]	184,373	16,341
Lehman Mortgage Trust,
Series 2006-9, Class 3A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 7.12%, 7.23% Cap)
1.80%	01/25/37	[2,5,6]	5,581,637	325,497
Lehman Mortgage Trust,
Series 2007-5, Class 10A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.23%, 6.34% Cap)
0.91%	06/25/37	[2,5,6]	8,418,014	779,677
Lehman Mortgage Trust,
Series 2007-5, Class 7A3
7.50%	10/25/36		498,063	194,239
Lehman XS Trust,
Series 2005-1, Class 3A4 (STEP-reset date 11/25/23)
5.37%	07/25/35		34,748	34,748
Lehman XS Trust,
Series 2006-17, Class 1A3
(CME Term SOFR 1-Month plus 0.61%)
5.93%	08/25/46	[2]	192,335	166,800
Lehman XS Trust,
Series 2006-17, Class 1AIO (IO)
0.60%	08/25/46	[5,6]	7,764,497	153,826
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(CME Term SOFR 1-Month plus 0.51%)
5.50%	03/25/35	[2]	11,391	11,407
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3
(CME Term SOFR 1-Month plus 0.33%)
5.65%	08/25/36	[2]	705,145	271,805
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A1, Class A3
(CME Term SOFR 1-Month plus 0.43%)
5.75%	01/25/37	[2]	653,440	204,391
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A3
(CME Term SOFR 1-Month plus 0.63%)
5.95%	04/25/37	[2]	1,961,965	234,130

See accompanying Notes to Financial Statements.

57 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2B
(CME Term SOFR 1-Month plus 0.37%)
5.69%	06/25/37	[2]	$490,162	$452,453
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(CME Term SOFR 1-Month plus 0.61%)
5.93%	05/25/29	[2]	4,917	4,710
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2B
(CME Term SOFR 1-Month plus 0.41%)
5.73%	11/25/37	[2]	782,362	249,831
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM2, Class A1A
(CME Term SOFR 1-Month plus 0.48%)
5.80%	05/25/37	[2]	3,519,729	916,318
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		3,835	3,749
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	32,580	31,440
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		1,891	1,827
Morgan Stanley Mortgage Loan Trust,
Series 2007-13, Class 6A1
6.00%	10/25/37		173,804	94,911
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(CME Term SOFR 1-Month plus 0.36%)
5.68%	06/25/37	[2]	18,023	16,957
Oakwood Mortgage Investors, Inc.,
Series 1999-C, Class A2
7.48%	08/15/27		306,999	246,255
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A2
5.01%	03/15/20	[4]	190	189
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WCH1, Class M4
(CME Term SOFR 1-Month plus 1.36%)
6.68%	01/25/36	[2]	5,760	5,661
PRET LLC,
Series 2021-RN2, Class A1 (STEP-reset date 10/25/23)
1.74%	07/25/51	[1]	717,050	668,533
PRET LLC,
Series 2022-RN2, Class A1 (STEP-reset date 10/25/23)
5.00%	06/25/52	[1]	652,476	622,776
PRPM LLC,
Series 2021-11, Class A1 (STEP-reset date 10/25/23)
2.49%	11/25/26	[1]	338,536	321,362
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 10/25/23)
1.87%	04/25/26	[1]	733,491	697,939

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PRPM LLC,
Series 2021-4, Class A1 (STEP-reset date 10/25/23)
1.87%	04/25/26	[1]	$1,987,053	$1,835,809
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 10/25/23)
2.36%	10/25/26	[1]	380,480	356,355
PRPM LLC,
Series 2022-1, Class A1 (STEP-reset date 10/25/23)
3.72%	02/25/27	[1]	1,065,307	1,023,821
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 10/25/23)
5.56%	06/25/27	[1]	994,581	975,957
PRPM LLC,
Series 2022-4, Class A1 (STEP-reset date 10/25/23)
5.00%	08/25/27	[1]	249,718	242,469
PRPM, LLC,
Series 2021-1, Class A1
2.12%	01/25/26	[1,4]	819,367	775,455
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 10/25/23)
2.49%	10/25/26	[1]	385,516	359,359
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26	[1,4]	581,995	536,464
Residential Accredit Loans Trust,
Series 2005-QS14, Class 3A3
6.00%	09/25/35		120,405	93,964
Residential Accredit Loans Trust,
Series 2005-QS16, Class A7
5.50%	11/25/35		404,890	336,047
Residential Accredit Loans Trust,
Series 2006-QS15, Class A3
6.50%	10/25/36		827,038	679,286
Residential Accredit Loans Trust,
Series 2006-QS18, Class 2A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.44%, 6.55% Cap)
1.12%	12/25/36	[2,5,6]	4,076,261	344,364
Residential Accredit Loans Trust,
Series 2006-QS4, Class A2
6.00%	04/25/36		285,489	223,807
Residential Accredit Loans Trust,
Series 2006-QS4, Class A4
6.00%	04/25/36		353,658	277,248
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A15
6.00%	06/25/36		142,402	109,500
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A2
6.00%	06/25/36		559,405	430,154
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A4
6.00%	06/25/36		933,610	721,615
Residential Accredit Loans Trust,
Series 2007-QH9, Class X (IO) (PO)
0.71%	11/25/37	[4,5,6]	31,670	874

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 58

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QO2, Class A1
(CME Term SOFR 1-Month plus 0.26%)
5.58%	02/25/47	[2]	$512,488	$183,245
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A4
6.00%	01/25/37		452,002	340,876
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2A1 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.53%, 6.64% Cap)
1.21%	01/25/37	[2,5,6]	6,356,948	482,073
Residential Accredit Loans Trust,
Series 2007-QS3, Class A1
6.50%	02/25/37		422,727	332,209
Residential Accredit Loans Trust,
Series 2007-QS7, Class 1A1
6.00%	05/25/37		48,284	35,857
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(CME Term SOFR 1-Month plus 0.55%)
5.87%	12/25/36	[2]	31,609	30,666
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X CME Term SOFR 1-Month plus 7.44%, 7.55% Cap)
2.12%	02/25/34	[2,5,6]	393,277	23,402
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A9
5.38%	07/25/35		239,005	137,187
Residential Asset Securitization Trust,
Series 2006-A12, Class A1
6.25%	11/25/36		502,210	181,203
Residential Asset Securitization Trust,
Series 2006-A15, Class A2
6.25%	01/25/37		505,901	179,996
Residential Asset Securitization Trust,
Series 2006-A16, Class 1A3
6.00%	02/25/37		330,595	130,827
Residential Asset Securitization Trust,
Series 2006-A5CB, Class A4
6.00%	06/25/36		208,057	85,374
Residential Asset Securitization Trust,
Series 2007-A1, Class A1
6.00%	03/25/37		325,239	105,705
Residential Asset Securitization Trust,
Series 2007-A3, Class 1A4
5.75%	04/25/37		477,318	238,577
Residential Asset Securitization Trust,
Series 2007-A6, Class 1A3
6.00%	06/25/37		142,221	77,703
Residential Funding Mortgage Securities Trust,
Series 2006-S10, Class 1A1
6.00%	10/25/36		692,263	509,500
Residential Funding Mortgage Securities Trust,
Series 2006-S3, Class A7
5.50%	03/25/36		462,242	366,443

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A10
6.00%	07/25/36		$218,648	$179,753
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A14
6.00%	07/25/36		70,109	56,967
Residential Funding Mortgage Securities Trust,
Series 2007-S8, Class 1A1
6.00%	09/25/37		139,381	91,471
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 11/25/23)
2.85%	01/25/36		249,438	200,397
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(CME Term SOFR 1-Month plus 0.41%)
5.73%	12/25/36	[2]	875,934	473,935
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(CME Term SOFR 1-Month plus 0.36%)
5.68%	07/25/37	[2]	270,487	204,183
Soundview Home Loan Trust,
Series 2007-OPT4, Class 1A1
(CME Term SOFR 1-Month plus 1.11%)
6.43%	09/25/37	[2]	387,132	261,979
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
6.38%	02/25/34	[4]	1,007	936
Structured Asset Mortgage Investments II Trust,
Series 2006-AR2, Class A1
(CME Term SOFR 1-Month plus 0.57%)
5.89%	02/25/36	[2]	9,737	8,262
VOLT CIII LLC,
Series 2021-CF1, Class A1 (STEP-reset date 10/25/23)
1.99%	08/25/51	[1]	702,359	654,053
VOLT XCII LLC,
Series 2021-NPL1, Class A1 (STEP-reset date 10/25/23)
1.89%	02/27/51	[1]	946,414	893,941
VOLT XCVI LLC,
Series 2021-NPL5, Class A2 (STEP-reset date 10/25/23)
4.83%	03/27/51	[1]	930,000	736,467
WaMu Mortgage Pass-Through Certificates,
Series 2006-2, Class 1A6
6.00%	03/25/36		22,125	20,050
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class X3 (IO)
1.15%	05/25/46	[5,6]	6,523,663	240,749
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 1A1
6.00%	06/25/37		177,630	148,296
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		308,270	255,393
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A3
6.32%	10/25/36	[4]	33,410	31,008

See accompanying Notes to Financial Statements.

59 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 2A1
4.77%	04/25/36	[4]	$6,363	$6,231
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-7, Class A1
6.00%	06/25/37		1,657,352	1,438,450

				78,974,178

U.S. Agency Commercial Mortgage-Backed — 0.90%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.18%)
6.51%	04/01/36	[2]	46,112	45,696
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.09%	07/25/39	[4]	251,084	4,105
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.04%	04/25/36	[4]	65,990	583
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[4]	521,405	7,127
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K037, Class X3 (IO)
2.30%	01/25/42	[4]	390,000	2,079
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X1 (IO)
0.63%	12/25/24	[4]	22,825,751	122,732
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K044, Class X3 (IO)
1.55%	01/25/43	[4]	4,900,000	89,433
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K045, Class X1 (IO)
0.54%	01/25/25	[4]	26,913,994	120,066
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X1 (IO)
0.68%	07/25/25	[4]	12,183,829	99,746
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.60%	10/25/43	[4]	2,925,000	74,300
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K050, Class X1 (IO)
0.42%	08/25/25	[4]	21,352,768	106,021
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X3 (IO)
2.19%	06/25/44	[4]	6,243,936	321,284

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K062, Class X3 (IO)
2.15%	01/25/45	[4]	$3,000,000	$179,033
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K106, Class X1 (IO)
1.48%	01/25/30	[4]	9,741,354	660,879
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K732, Class X3 (IO)
2.24%	05/25/46	[4]	4,850,000	170,839
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K735, Class X3 (IO)
2.23%	05/25/47	[4]	3,160,000	160,462
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K736, Class X3 (IO)
2.08%	09/25/47	[4]	2,495,000	125,441
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.36%	06/25/27	[4]	641,557	16,146
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KLU1, Class X3 (IO)
4.24%	01/25/31	[4]	255,969	28,461
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q013, Class XPT1 (IO)
1.66%	05/25/25	[4]	3,328,670	56,808
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q013, Class XPT2 (IO)
1.81%	05/25/27	[4]	3,639,733	115,348
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51	[4]	891,264	24,340
Ginnie Mae,
Series 2010-159, Class D
4.56%	09/16/44	[4]	110,552	107,700
Ginnie Mae,
Series 2011-119, Class IO (IO)
0.19%	08/16/51	[4]	1,120,951	2,017
Ginnie Mae,
Series 2011-86, Class C
3.63%	09/16/51	[4]	220,542	203,375
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.62%	12/16/51	[4]	1,495,831	34,490
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.34%	01/16/53	[4]	263,330	2,462

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 60

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-33, Class IO (IO)
0.21%	04/16/54	[4]	$341,806	$821
Ginnie Mae,
Series 2014-126, Class IO (IO)
0.71%	02/16/55	[4]	4,821,319	113,040

				2,994,834

U.S. Agency Mortgage-Backed — 22.25%
Fannie Mae REMICS,
Series 2005-56, Class SP
(-6.00 X SOFR30A plus 41.61%, 6.00% Cap)
6.00%	08/25/33	[2]	2,112	2,082
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X SOFR30A plus 5.89%, 6.00% Cap)
0.57%	11/25/41	[2]	68,532	4,077
Fannie Mae REMICS,
Series 2012-139, Class AI (IO)
3.00%	12/25/27		136,938	5,710
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		215,490	43,113
Ginnie Mae (TBA)
4.50%	10/20/53		1,500,000	1,385,801
5.00%	10/20/53		775,000	734,433
5.50%	10/15/53		2,575,000	2,498,957
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.49%, 6.60% Cap)
1.16%	10/20/33	[2]	255,484	14,593
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		26,195	23,160
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48		2,488	2,224
Ginnie Mae,
Series 2023-111, Class FN
(SOFR30A plus 1.20%)
6.51%	08/20/53	[2]	2,119,457	2,112,042
UMBS (TBA)
2.00%	10/15/53		10,700,000	8,136,954
2.50%	10/01/53		9,450,000	7,498,348
3.00%	10/01/53		11,725,000	9,696,484
4.00%	10/01/53		6,525,000	5,809,799
4.50%	10/01/53		8,025,000	7,368,580
5.00%	10/01/53		20,150,000	19,007,911
5.50%	10/01/53		10,325,000	9,978,548

				74,322,816

Total Mortgage-Backed
(Cost $207,585,811)				171,869,827

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS — 0.19%*

California — 0.03%
Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
3.89%	05/15/38		$100,000	$83,720

Florida — 0.02%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.61%	10/01/32		100,000	79,693

New York — 0.12%
City of New York General Obligation Bonds, Public
Improvements, Series F
3.62%	04/01/31		155,000	137,741
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
B3
1.85%	08/01/32		75,000	56,158
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series F
2.00%	03/15/33		100,000	74,487
New York State Urban Development Corp. Revenue Bonds,
Transit Improvements, Series B
2.54%	03/15/34		175,000	133,085

				401,471

Ohio — 0.02%
Ohio, Taxable Revenue Bonds, Advanced Refunding,
Cleveland Clinic
2.89%	01/01/32		100,000	82,569

Total Municipal Bonds
(Cost $826,298)				647,453

U.S. TREASURY SECURITIES — 5.28%

U.S. Treasury Bonds — 0.61%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.25%	04/15/28	[10]	2,140,509	2,035,156

U.S. Treasury Notes — 4.67%
U.S. Treasury Notes
3.88%	08/15/33		60,000	56,686
4.38%	08/31/28		1,005,000	995,042
U.S. Treasury Notes (WI)
4.50%	09/30/28		3,460,000	3,462,298
4.63%	09/15/26		11,150,000	11,095,989

				15,610,015

Total U.S. Treasury Securities
(Cost $17,724,534)				17,645,171

Total Bonds — 105.27%
(Cost $398,950,823)				351,629,082

See accompanying Notes to Financial Statements.

61 / Semi-Annual Report September 2023

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues		Shares	Value

COMMON STOCK — 0.15%

Communications — 0.08%
Intelsat Emergence SA3,5,6,9
(Luxembourg)		11,053	$247,587

Financials — 0.07%
AGNC Investment Corp.		25,500	240,720

Total Common Stock
(Cost $682,515)			488,307

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,9
(Luxembourg)		1,155	—
Intelsat Jackson Holdings SA, Series B†,3,5,6,9
(Luxembourg)		1,155	—

			—

Total Rights
(Cost $12)			—

WARRANT — 0.00%

Entertainment — 0.00%
Cineworld Group PLC[3,9]
(United Kingdom)		152,713	—

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 17.71%

Money Market Funds — 3.04%
Fidelity Investments Money Market Funds - Government Portfolio
5.23%[11]		215,569	215,569
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.27%[11]		9,943,000	9,943,000

			10,158,569

U.S. Treasury Bills — 14.67%
U.S. Treasury Bills
5.41%[12]	02/15/24	$5,000,000	4,900,078
U.S. Treasury Bills (WI)
4.95%[12]	10/19/23	23,185,000	23,127,192
5.48%[12]	03/07/24	11,500,000	11,233,597

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
5.44%[12]	03/21/24	$10,000,000	$9,747,537

			49,008,404

Total Short-Term Investments
(Cost $59,174,023)			59,166,973

Total Investments - 123.13%
(Cost $458,807,373)			411,284,362

Liabilities in Excess of Other Assets - (23.13)% (77,269,402)

Net Assets - 100.00%			$334,014,960

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $4,271,814, which is 1.28% of total net assets.
[7]	Perpetual security with no stated maturity date.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Non-income producing security.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents the current yield as of September 30, 2023.
[12]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $1,304,380, which is 0.39% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 62

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 6,544,885	EUR 5,996,000	Citibank N.A.	10/13/23	$192,846
USD 1,174,874	GBP 915,000	Citibank N.A.	10/13/23	57,971

				250,817

EUR 157,000	USD 167,572	Citibank N.A.	10/13/23	(1,250)

NET UNREALIZED APPRECIATION				$249,567

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	1,254	12/29/23	$132,120,656	$(1,451,844)	$(1,451,844)
U.S. Treasury Two-Year Note	78	12/29/23	15,811,453	(70,200)	(70,200)

			147,932,109	(1,522,044)	(1,522,044)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	288	12/19/23	(32,130,000)	827,061	827,061
U.S. Treasury Ultra Bond	89	12/19/23	(10,563,188)	817,521	817,521
Euro-Bund Future	11	12/07/23	(1,498,174)	46,222	46,222
Euro-Bobl Future	9	12/07/23	(1,102,953)	11,273	11,273
Euro-Buxl 30 Year	3	12/07/23	(388,646)	35,570	35,570

			(45,682,961)	1,737,647	1,737,647

TOTAL FUTURES CONTRACTS			$102,249,148	$215,603	$215,603

See accompanying Notes to Financial Statements.

63 / Semi-Annual Report September 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 93.63%

ASSET-BACKED SECURITIES — 0.47%**
AMMC CLO 18 Ltd.,
Series 2016-18A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.25%	05/26/31	[1,2,3]	$1,165,000	$1,154,795
Golub Capital Partners CLO 69M,
Series 2023-69A, Class B1
(CME Term SOFR 3-Month plus 3.25%)
0.00%	11/09/36	[2,3]	500,000	500,625

Total Asset-Backed Securities
(Cost $1,626,484)				1,655,420

BANK LOANS — 88.89%*

Automotive — 0.70%
Clarios Global LP,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.75%)
9.07%	05/06/30	[1,2]	1,120,000	1,119,479
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
10.88%	03/30/27	[2]	1,339,394	1,324,882

				2,444,361

Communications — 6.01%
Altice Financing SA,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
9.56%	10/29/27	[2]	806,393	801,687
Banijay Group U.S. Holding, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/01/28	[2]	1,468,845	1,471,144
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.39%	12/17/27	[2]	968,829	957,731
CenturyLink, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.17%	03/15/27	[2]	488,021	349,967
Ciena Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82%	01/18/30	[2]	1,243,750	1,248,153
Consolidated Communications, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 3.61%)
8.93%	10/02/27	[2]	1,250,000	1,114,550
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.95%	04/15/27	[2]	1,679,376	1,526,133

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Cyxtera DC Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.07%	05/01/24	[2]	$997,361	$589,241
Term Loan, 1st Lien
(SOFR plus 8.50%)
13.96%	12/07/23	[2]	259,639	261,684
Dawn Acquisition LLC,
Term Loan B, 1st Lien
(SOFR plus 4.01%)
9.40%	12/31/25	[2]	254,556	213,767
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27	[2]	726,978	708,611
Intelsat Jackson Holdings SA,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 4.40%)
9.77%	02/01/29	[1,2]	1,868,329	1,866,526
NEP Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	10/17/25	[2]	245,625	237,847
NEP/NCP Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.68%	10/17/25	[2]	972,674	943,343
Term Loan, 2nd Lien
(SOFR plus 7.11%)
12.43%	10/19/26	[2]	440,000	351,635
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.76%)
11.13%	12/20/24	[2]	471,250	344,529
Numericable U.S. LLC,
Term Loan B14, 1st Lien
(SOFR plus 5.50%)
10.81%	08/16/28	[2]	1,496,250	1,358,782
Radiate Holdco LLC,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.68%	09/25/26	[2]	248,106	203,876
Red Ventures LLC,
Term Loan B4, 1st Lien
(SOFR plus 3.00%)
8.32%	02/24/30	[2]	995,000	989,403
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(SOFR plus 1.75%)
7.07%	04/11/25	[2]	1,488,220	1,489,411
United Talent Agency LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	07/07/28	[2]	992,405	989,924

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 64

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
UPC Financing Partnership,
Term Loan AT, 1st Lien
(SOFR plus 2.36%)
7.70%	04/28/28	[2]	$250,000	$245,375
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.31%	03/31/31	[2]	1,200,000	1,173,432
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	03/09/27	[2]	1,385,276	1,135,303
(SOFR plus 4.33%)
9.64%	03/09/27	[2]	492,500	402,619

				20,974,673

Consumer Discretionary — 4.81%
Arterra Wines Canada, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 3.76%)
9.15%	11/24/27	[2]	1,173,155	1,129,162
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28	[2]	1,727,421	1,142,974
Four Seasons Hotels Ltd.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 2.60%)
7.92%	11/30/29	[1,2]	397,995	399,292
Hanesbrands, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.55%	03/08/30	[2]	601,975	591,440
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.74%	01/24/29	[1,2]	493,750	470,744
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.49%	01/24/30	[2]	2,100,000	1,724,299
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.68% - 8.69%	01/06/28	[2]	1,565,741	837,672
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	07/31/28	[2]	1,876,421	1,860,443
Pegasus Bidco BV,
Term Loan B2, 1st Lien
(SOFR plus 4.25%)
9.61%	07/12/29	[2]	992,500	994,361
Playa Hotels &Amp; Resorts B.V.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.58%	01/05/29	[2]	620,313	621,265

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.24%	10/01/26	[2]	$2,193,750	$2,192,840
Tecta America Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	04/10/28	[2]	864,017	863,555
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.23%	03/31/28	[2]	1,714,350	1,674,345
Waystar Technologies, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	10/22/26	[2]	942,687	944,898
Wyndham Hotels & Resorts, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.67%	05/24/30	[2]	1,337,888	1,340,517

				16,787,807

Electric — 1.45%
Calpine Construction Finance Co. LP,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
7.57%	07/31/30	[2]	650,000	647,445
Calpine Corp.,
Term Loan B5, 1st Lien
(SOFR plus 2.61%)
7.93%	12/16/27	[2]	714,286	714,836
CommScope, Inc.,
Term Loan B2, 1st Lien (France)
(SOFR plus 3.36%)
8.68%	04/06/26	[1,2]	430,099	393,756
Edgewater Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	12/13/25	[2]	750,000	731,141
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.79%	02/10/28	[2]	209,464	204,054
Generation Bridge Northeast LLC,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.57%	08/07/29	[2]	536,585	537,479
Hamilton Projects Acquiror LLC,
Term Loan B, 1st Lien
(SOFR plus 4.61%)
9.93%	06/17/27	[2]	475,713	474,424
Lackawanna Energy Center LLC,
Term Loan B2, 1st Lien
(SOFR plus 5.00%)
10.32%	08/06/29	[2]	707,725	700,941

See accompanying Notes to Financial Statements.

65 / Semi-Annual Report September 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Electric (continued)
Term Loan C, 1st Lien
(SOFR plus 5.00%)
10.32%	07/20/29	[2]	$153,102	$151,635
Talen Energy Supply, LLC,
Term Loan TLB, 1st Lien
(SOFR plus 4.50%)
9.88%	05/17/30	[2]	275,500	277,108
Term Loan TLC, 1st Lien
(SOFR plus 4.50%)
9.88%	05/17/30	[2]	223,810	225,115

				5,057,934

Energy — 0.71%
Apro LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	11/14/26	[2]	1,063,284	1,063,815
Calpine Corp.,
Term Loan B10, 1st Lien
(SOFR plus 2.11%)
7.43%	08/12/26	[2]	185,988	186,146
ChampionX Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.69%	06/07/29	[2]	500,000	501,875
Parkway Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 4.86%)
10.18%	02/16/29	[2]	474,554	474,628
Term Loan C, 1st Lien
(SOFR plus 4.86%)
10.18%	02/16/29	[2]	62,722	62,731
Whitewater Whistler Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.07%	02/15/30	[2]	176,471	176,471

				2,465,666

Entertainment — 2.93%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27	[2]	743,804	730,527
Formula One Management Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.05%	01/15/30	[2]	4,961,392	4,966,973
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.45%	05/08/25	[2]	422,847	410,215
SMG US Midco 2, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.76%)
8.13%	01/23/25	[2]	979,650	980,111

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Entertainment (continued)
WildBrain Ltd.,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	03/24/28	[2]	$1,462,500	$1,440,562
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.18%	05/16/25	[2]	1,708,248	1,708,248

				10,236,636

Finance — 4.26%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
9.12%	02/27/26	[1,2]	1,193,758	1,166,397
Camelot Finance SA,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	10/30/26	[2]	816,071	816,581
Cushman & Wakefield U.S. Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.15%	01/31/30	[2]	424,359	418,524
DCG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 4.60%)
9.92%	09/30/26	[2]	1,035,983	1,029,829
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.14%	04/09/27	[2]	1,478,355	1,444,789
Term Loan B, 2nd Lien
(SOFR plus 7.01%)
8.65%	04/07/28	[2]	250,000	237,344
Delos Aircraft Designated Activity Co.,
Term Loan B, 1st Lien (Ireland)
(SOFR plus 2.00%)
7.39%	10/14/27	[1,2]	1,290,796	1,293,222
Delos Finance SARL,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 1.75%)
7.42%	10/06/23	[1,2]	1,000,000	1,000,000
Finco I LLC,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.37%	06/27/29	[2]	518,700	519,242
First Eagle Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.60%)
7.99%	02/01/27	[2]	1,130,978	1,123,202
Focus Financial Partners LLC,
Term Loan B5, 1st Lien
(SOFR plus 3.25%)
8.06%	06/30/28	[2]	495,000	494,347

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 66

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Term Loan B6, 1st Lien
(SOFR plus 3.50%)
8.82%	06/30/28	[2]	$75,000	$75,020
Guardian U.S. Holdco,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.39%	01/31/30	[2]	498,750	499,935
Guggenheim Partners Investment Management Holdings
LLC,
Term Loan B, 1st Lien
(PRIME plus 3.25%)
8.49%	12/12/29	[2]	744,375	746,370
Hertz Corp. (The),
Term Loan B, 1st Lien
(LIBOR plus 3.36%)
8.68%	06/30/28	[2]	1,238,961	1,239,649
Term Loan C, 1st Lien
(SOFR plus 3.36%)
8.68%	06/30/28	[2]	238,871	239,004
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.18%	01/26/28	[2]	1,701,875	1,699,858
Mozart Borrower, LP,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.68%	10/23/28	[2]	827,810	826,540

				14,869,853

Food — 3.98%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	10/01/25	[2]	1,241,560	1,198,105
(SOFR plus 4.86%)
10.18%	10/01/25	[2]	490,000	473,463
Aramark Services, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.61%)
7.93%	04/06/28	[2]	1,000,000	1,001,750
B&G Foods, Inc.,
Term Loan B4, 1st Lien
(SOFR plus 2.50%)
7.82%	10/10/26	[2]	500,000	495,260
Chobani LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.42%	10/25/27	[2]	720,108	721,458
Dessert Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.11%)
9.43%	06/09/28	[2]	853,549	768,195
Flora Food Group,
Term Loan B2, 1st Lien
(SOFR plus 3.16%)
8.21%	07/02/25	[2]	273,310	273,310

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Food (continued)
Froneri U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.67%	01/29/27	[2]	$642,452	$638,909
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
9.27%	05/23/25	[2]	246,745	216,279
Hostess Brands LLC,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.89%	06/21/30	[2]	1,325,991	1,330,546
Matterhorn Merger Sub LLC,
Term Loan B2, 1st Lien
(LIBOR plus 4.00%)
9.58%	05/23/25	[2]	1,454,610	1,277,337
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	09/23/27	[2]	1,159,979	1,160,222
Sigma Bidco BV,
Term Loan B7, 1st Lien
(SOFR plus 5.21%)
8.21%	01/02/28	[2]	517,625	505,818
Simply Good Foods USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.60%)
7.92%	03/17/27	[2]	203,571	204,399
Snacking Investments Bidco,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	12/18/26	[2]	1,219,141	1,219,714
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.13%	06/08/28	[2]	1,536,207	1,538,127
Utz Quality Foods LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.92%	01/20/28	[2]	854,983	855,649

				13,878,541

Gaming — 3.11%
Bally’s Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.84%	10/02/28	[2]	241,907	237,604
Caesars Entertainment, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.15%	02/06/30	[2]	447,750	448,451
Entain PLC,
Term Loan B2, 1st Lien
(SOFR plus 3.60%)
8.99%	10/31/29	[2]	397,001	397,126

See accompanying Notes to Financial Statements.

67 / Semi-Annual Report September 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Gaming (continued)
Flutter Entertainment PLC,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.90%	07/22/28	[2]	$990,000	$992,970
Golden Entertainment, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.85%)
8.17%	05/22/30	[2]	847,875	847,875
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	01/26/29	[2]	1,466,360	1,454,064
GVC Holdings Gibraltar Ltd.,
Term Loan B4, 1st Lien
(SOFR plus 2.60%)
7.99%	03/29/27	[2]	1,710,625	1,710,471
J&J Ventures Gaming LLC,
Delayed-Draw Term Loan B, 1st Lien
(SOFR plus 3.25%)
9.71%	04/26/28	[2]	321,429	309,375
(SOFR plus 4.36%)
9.69%	04/26/28	[2]	178,571	171,875
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.65%	04/26/28	[2]	489,900	470,916
Ontario Gaming Gta Ltd. Partnership,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.64%	08/01/30	[1,2]	853,887	855,578
PCI Gaming Authority,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.93%	05/29/26	[2]	1,250,000	1,250,706
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29	[2]	987,500	987,500
Scientific Games Holdings LP,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.77%	04/04/29	[2]	495,238	493,072
Stars Group Holdings BV,
Term Loan B, 1st Lien
(SOFR plus 2.51%)
7.90%	07/21/26	[2]	234,453	234,600

				10,862,183

Health Care — 13.17%
ADMI Corp.,
Term Loan B, 1st Lien (France)
(SOFR plus 3.11%)
8.43%	04/30/25	[1,2]	947,638	933,087
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.35%)
7.67%	11/08/27	[2]	150,420	150,582

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Bausch + Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.76%	05/10/27	[2]	$3,015,842	$2,937,098
Term Loan, 1st Lien (Canada)
(SOFR plus 3.00%)
9.42%	09/14/28	[1,2]	500,000	494,375
Bella Holding Co. LLC,
Term Loan, 1st Lien
(SOFR plus 3.10%)
8.42%	05/10/28	[2]	980,000	975,786
Cano Health, LLC,
Term Loan, 1st Lien
(SOFR plus 4.10%)
9.42%	11/23/27	[2]	844,625	549,475
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
10.23%	09/01/24	[2]	1,564,013	1,380,632
Catalent Pharma Solutions, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.11%)
7.44%	02/22/28	[2]	996,170	976,406
Certara Holdco, Inc.,
Term Loan B, 1st Lien (France)
(SOFR plus 3.76%)
9.18%	08/15/26	[1,2]	1,955,000	1,957,444
Charlotte Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.25%)
10.58%	02/11/28	[2]	1,441,619	1,428,615
Curia Global, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	08/28/26	[2]	2,147,742	1,794,717
CVET Midco 2 LP,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.39%	10/13/29	[2]	545,380	540,411
Dermatology Intermediate Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.25%)
9.62% - 9.64%	04/02/29	[2]	280,462	279,165
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.61%)
9.93%	02/04/27	[2]	1,235,165	1,214,433
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.49%	12/30/26	[2]	498,708	498,733
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.10%)
7.42%	11/15/27	[2]	1,925,556	1,895,710

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 68

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Heartland Dental LLC,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
10.33%	04/28/28	[2]	$981,732	$972,759
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.11%)
7.06%	05/22/26	[2]	1,500,000	1,501,170
Term Loan B2, 1st Lien
(SOFR plus 1.86%)
7.18%	03/15/28	[2]	497,449	497,618
ICON Luxembourg SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.51%)
7.90%	07/03/28	[1,2]	177,343	177,493
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	05/05/28	[2]	1,811,027	1,811,661
LSCS Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.61%)
9.93%	12/16/28	[2]	419,758	414,616
National Seating & Mobility,
Term Loan, 1st Lien
(SOFR plus 5.35%)
10.74%	11/16/26	[2]	1,438,477	1,389,569
NMN Holdings III Corp.,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	11/13/25	[2]	1,183,172	1,131,704
Option Care Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.18%	10/27/28	[2]	1,965,000	1,972,988
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28	[2]	1,301,675	1,301,350
Pacific Dental Services, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93% - 8.94%	05/05/28	[2]	977,500	976,889
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	02/01/28	[2]	1,145,305	1,144,354
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29	[2]	1,975,000	1,970,675
PetVet Care Centers LLC,
Term Loan B3, 1st Lien (Luxembourg)
(SOFR plus 3.60%)
8.92%	02/14/25	[1,2]	703,285	701,087

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.68%	11/15/28	[2]	$1,966,278	$1,954,884
Pluto Acquisition I, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.68%	06/22/26	[2]	731,876	643,136
PRA Health Sciences, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.51%)
7.90%	07/03/28	[2]	44,185	44,223
Premise Health Holding Corp.,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 4.00%)
8.91%	07/10/25	[1,2]	2,083,049	2,036,180
Prestige Brands, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.11%)
7.43%	07/03/28	[2]	1,093,750	1,097,556
Resonetics LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
9.63%	04/28/28	[2]	1,716,228	1,690,176
RXB Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.61%)
9.95%	12/20/27	[2]	498,724	493,737
(SOFR plus 5.25%)
10.57%	03/17/28	[2]	706,897	701,595
Sharp Services LLC,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.49%	12/31/28	[2]	979,418	973,296
(SOFR plus 4.50%)
9.87%	12/31/28	[2]	250,000	249,688
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/19/30	[2]	1,514,644	1,483,193
U.S. Renal Care, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.26%)
10.61%	06/20/28	[2]	185,934	124,576
Vizient, Inc.,
Term Loan B7, 1st Lien
(SOFR plus 2.35%)
7.67%	05/16/29	[2]	497,481	498,570

				45,961,412

Industrial REITs — 0.17%
Avison Young Canada, Inc.,
Term Loan B, 1st Lien
(SOFR plus 6.76%)
12.15%	01/31/26	[2]	1,469,152	582,151

See accompanying Notes to Financial Statements.

69 / Semi-Annual Report September 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials — 12.08%
Alliance Laundry Systems, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.90%	10/08/27	[2]	$1,445,842	$1,447,346
Anchor Packaging LLC,
Term Loan, 1st Lien
(SOFR plus 3.60%)
8.92%	07/18/26	[2]	206,687	205,396
Arterrsa Services LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.60%)
8.99%	03/06/25	[1,2]	1,466,250	1,378,282
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.65%	10/16/28	[2]	1,227,042	1,087,086
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.91% - 9.33%	05/14/29	[2]	1,609,511	1,614,871
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
10.07%	12/10/28	[2]	1,036,444	1,037,610
Bleriot U.S. Bidco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.65%	10/30/28	[2]	349,125	349,966
Charter Next generation, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	12/01/27	[2]	1,237,310	1,227,770
Compass Power Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	04/14/29	[2]	820,028	818,904
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien (France)
(SOFR plus 3.60%)
8.93%	08/08/25	[1,2]	1,900,000	1,899,288
Convergint Technologies,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	03/31/28	[2]	488,766	481,283
Dermatology Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.62%	04/02/29	[2]	1,497,579	1,490,652
DG Investment Intermediate Holdings 2, Inc.,
Term Loan, 2nd Lien
(SOFR plus 6.86%)
12.18%	03/30/29	[2]	250,000	222,188
DIRECTV Financing LLC,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.43%	08/02/27	[2]	477,529	467,780

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
DTI Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.12%	04/26/29	[2]	$1,482,513	$1,446,903
Eagle 4 Ltd.,
Term Loan B, 1st Lien
(SOFR plus 4.01%)
9.40%	07/12/28	[2]	491,062	490,755
EMRLD Borrower LP,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.32%	05/31/30	[2]	917,431	917,436
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.76%)
9.15%	05/19/28	[2]	233,213	232,297
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	10/21/28	[2]	746,250	748,220
Gates Global LLC,
Term Loan B4, 1st Lien
(SOFR plus 3.50%)
8.82%	11/16/29	[2]	495,000	495,851
Gopher Resource LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.98%	03/06/25	[2]	497,313	420,053
Hyland Software, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.50%)
8.82%	07/01/24	[2]	1,138,196	1,128,407
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29	[2]	457,076	456,434
Janus International Group LLC,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.68%	07/25/30	[2]	619,303	618,142
KAMC Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.43%)
9.73%	08/14/26	[2,4,5]	720,000	644,400
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.90%	04/15/28	[2]	1,225,596	1,121,972
NMN Holdings III Corp.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	11/13/25	[2]	253,910	242,865
Osmose Utilities Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
7.88%	06/23/28	[2]	1,228,712	1,221,469

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 70

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	03/20/25	[2]	$1,988,417	$1,895,210
Peacock Merger Corp.,
Term Loan, 1st Lien
(SOFR plus 4.40%)
9.79%	12/29/28	[2]	481,326	457,712
Plaze, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.64%)
8.95%	08/03/26	[2]	486,250	470,600
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.61%)
8.93%	08/03/26	[1,2]	1,737,725	1,681,796
ProAmpac PG Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.26% - 9.39%	11/03/25	[2]	1,395,418	1,390,882
(SOFR plus 4.75%)
9.84%	11/03/28	[2]	425,000	423,619
Protective Industrial Products, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	12/29/27	[2]	1,352,753	1,313,862
Refficiency Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
9.17%	12/16/27	[2]	538,352	537,006
Rockwood Service Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.69%	01/23/27	[2]	178,594	179,621
Spirit Aerosystems, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.62%	01/15/27	[2]	990,000	989,752
SPX flow, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% - 9.58%	04/05/29	[2]	621,413	620,919
Standard Industries, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	09/22/28	[2]	489,154	489,883
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
9.23%	05/30/24	[2]	2,384,909	1,806,568
TransDigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.64%	08/24/28	[2]	1,742,497	1,745,355

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Vantage Elevator Solutions,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	11/19/28	[2]	$1,966,278	$1,856,501
Windsor Holdings III, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.83%	08/01/30	[2]	662,162	661,334
Wrench Group LLC,
Term Loan, 1st Lien
(SOFR plus 4.26%)
9.65%	04/30/26	[2]	1,707,851	1,706,783

				42,141,029

Information Technology — 14.54%
Applovin Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.10%)
8.42%	08/14/30	[2]	1,586,409	1,584,592
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.67%	12/06/27	[2]	989,796	971,084
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29	[2]	1,261,948	1,241,839
Azalea Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.90%)
9.32%	07/24/26	[2]	492,500	475,107
Barracuda Parent LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.87%	08/15/29	[2]	131,556	130,520
Bracket Intermediate Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 5.10%)
10.49%	05/03/28	[2]	498,750	499,321
Buzz Merger Sub Ltd.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.17%	01/29/27	[2]	498,708	498,865
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.01%)
9.43%	01/29/27	[2]	970,833	767,822
Central Parent, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29	[1,2]	1,637,625	1,639,959
CHG Healthcare Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.68%	09/29/28	[2]	483,761	482,361

See accompanying Notes to Financial Statements.

71 / Semi-Annual Report September 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	12/16/25	[2]	$1,600,603	$1,539,156
Dun & Bradstreet Corp. (The),
Term Loan B, 1st Lien
(SOFR plus 2.85%)
8.17%	02/06/26	[2]	634,686	634,486
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.15%	08/14/25	[2]	2,652,441	2,524,129
Electron Bidco, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.11%)
8.43%	11/01/28	[2]	985,000	982,262
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.18%	07/24/26	[2]	1,300,105	1,253,952
Ensemble RCM LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.22%	08/03/26	[2]	968,488	970,653
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82% - 7.89%	07/06/29	[2]	1,164,564	1,164,564
Epicor Software Corp.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.09%	07/30/27	[2]	750,000	751,875
EQT Box Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.82% - 8.84%	04/17/28	[2]	1,478,072	1,470,423
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.49%	10/01/27	[2]	1,462,406	1,430,416
Go Daddy Operating Co., LLC,
Term Loan B5, 1st Lien
(SOFR plus 2.50%)
7.82%	11/09/29	[2]	349,125	349,870
Helios Software Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.74%	07/18/30	[2]	1,160,000	1,156,520
Idemia America Corp.,
Term Loan B4, 1st Lien
(SOFR plus 4.75%)
10.14%	09/22/28	[2]	283,074	283,517
Imperva, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.63%	01/12/26	[2]	978,782	981,841

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
IQVIA, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.01%)
7.40%	06/11/25	[2]	$500,000	$501,963
Logmein, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.90%)
10.27%	08/31/27	[2]	454,453	303,968
Magenta Buyer LLC,
Term Loan, 1st Lien
(SOFR plus 5.26%)
10.63%	07/27/28	[2]	970,063	726,737
Magenta Buyer, LLC,
Term Loan, 2nd Lien
(SOFR plus 8.51%)
13.88%	07/27/29	[2]	446,493	215,433
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.11%)
10.43% - 10.93%	04/28/28	[2]	925,269	930,473
Match Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.90%)
7.30%	02/13/27	[2]	1,000,000	997,500
MeridianLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
8.73%	11/10/28	[2]	487,556	487,191
MH Sub I LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	05/03/28	[2]	1,300,418	1,260,287
Mitchell International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	10/15/28	[2]	1,157,534	1,140,507
Mitnick Corporate Purchaser, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.97%	05/02/29	[2]	439,656	424,358
Monotype Imaging Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
10.49%	10/09/26	[2]	1,470,000	1,473,675
NCR Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.93%	08/28/26	[2]	1,967,694	1,969,662
Northwest Fiber LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	04/30/27	[2]	429,094	424,400
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 2.85%)
8.17%	01/31/30	[1,2]	1,241,872	1,243,499

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 72

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Pactiv Evergreen Group Holdings, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 3.36%)
8.68%	09/22/28	[2]	$1,217,538	$1,217,855
Peraton Corp.,
Term Loan, 2nd Lien
(SOFR plus 7.85%)
13.23%	02/01/29	[2]	248,837	244,276
Playtika Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.18%	03/13/28	[2]	1,484,887	1,485,124
Pretium Packaging Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.26%)
9.44% - 9.53%	10/02/28	[2]	1,721,844	1,068,206
Project Alpha Intermediate Holding, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	04/26/24	[2]	919,884	920,174
Project Boost Purchaser, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	06/01/26	[2]	1,473,146	1,473,249
Proofpoint, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.36%)
8.68%	08/31/28	[1,2]	930,385	923,859
Quartz AcquireCo LLC,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.82%	06/28/30	[2]	410,000	410,000
RealPage, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	04/24/28	[2]	1,213,136	1,200,750
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
10.07%	04/07/30	[2]	1,125,000	1,117,969
Sophia LP,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.92%	10/07/27	[2]	904,515	903,575
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.66%	03/03/28	[2]	1,451,279	1,260,008
TIBCO Software, Inc.,
Term Loan A, 1st Lien
(SOFR plus 4.60%)
9.50%	09/29/28	[2]	313,233	301,357
Uber Technologies, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.16%	03/03/30	[2]	992,500	993,289

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Zoominfo LLC,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
8.17%	02/28/30	[2]	$496,250	$497,180
Zotec Partners LLC,
Term Loan B, 1st Lien (France)
(SOFR plus 3.75%)
8.91%	02/14/24	[1,2]	922,781	838,005

				50,739,663

Insurance — 1.69%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.93%	02/15/27	[2]	1,433,368	1,416,218
AssuredPartners, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.50%)
8.82%	02/12/27	[2]	1,231,867	1,229,939
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28	[2]	764,096	742,365
Term Loan B9, 1st Lien
(SOFR plus 3.36%)
8.68%	07/31/27	[2]	1,321,240	1,279,291
HUB International Ltd.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.37%	11/10/29	[2]	1,240,625	1,244,148

				5,911,961

Materials — 3.70%
American Rock Salt Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	06/09/28	[2]	431,422	401,580
Archroma Finance Sarl,
Term Loan B, 1st Lien
(SOFR plus 5.50%)
10.60%	06/30/27	[2]	248,127	238,513
Arsenal Aic Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.88%	08/19/30	[2]	554,667	554,320
Avient Corp.,
Term Loan B7, 1st Lien
(SOFR plus 2.50%)
7.87%	08/29/29	[2]	234,551	235,597
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.82%	08/18/28	[2]	747,791	740,313

See accompanying Notes to Financial Statements.

73 / Semi-Annual Report September 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Materials (continued)
Cyanco Intermediate 2 Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.07%	06/29/28	[2]	$650,000	$652,031
HB Fuller Co.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.84%	02/15/30	[2]	498,747	500,929
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.03%)
9.42%	07/03/28	[2]	768,144	684,129
LSF11 A5 HoldCo LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	10/15/28	[2]	1,228,133	1,200,807
Lummus Technology Holdings V LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	06/30/27	[2]	294,799	294,451
Mativ Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 2.50%)
7.94%	05/06/27	[2]	1,500,000	1,462,500
Momentive Performance Materials, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.82%	03/29/28	[2]	361,779	353,034
Nouryon Finance BV,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.43%	04/03/28	[2]	1,122,188	1,110,494
Plaskolite PPC Intermediate II LLC,
Term Loan, 1st Lien
(SOFR plus 4.26%)
9.63%	12/15/25	[2]	1,446,579	1,387,168
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.82% - 10.15%	10/15/25	[2]	1,524,790	1,232,221
Potters Borrower LP,
Term Loan, 1st Lien
(SOFR plus 4.10%)
9.49%	12/14/27	[2]	1,456,236	1,463,291
TMS International Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.07% - 10.12%	03/02/30	[2]	398,000	400,488

				12,911,866

Office REITs — 0.26%
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.12%	02/17/28	[2]	911,597	910,886

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail — 4.06%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.57%	09/13/30	[1,2]	$1,497,423	$1,493,529
American Airlines, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.01%)
10.34%	04/20/28	[2]	2,612,500	2,695,943
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.68%	02/19/28	[2]	498,719	496,340
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	03/31/28	[2]	224,426	222,462
Dave & Buster’s, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.19%	06/29/29	[2]	1,250,000	1,251,825
EG America LLC,
Term Loan BB, 1st Lien
(SOFR plus 4.00%)
9.32%	02/05/25	[2]	297,388	298,039
Term Loan BC, 1st Lien
(SOFR plus 5.50%)
10.84%	02/07/28	[2]	196,707	188,839
IRB Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.10%)
8.42%	12/15/27	[2]	994,955	992,513
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.20%	03/15/28	[2]	1,487,290	1,488,882
MIC Glen LLC,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.68%	07/21/28	[2]	714,618	708,683
Sally Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
7.57%	02/28/30	[2]	918,206	920,359
SRS Distribution, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.15%	06/02/28	[2]	88,300	87,541
Tacala Investment Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	02/05/27	[2]	1,160,215	1,157,680
Term Loan B, 2nd Lien
(SOFR plus 8.00%)
13.43%	02/04/28	[2]	735,000	713,317

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 74

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
Whatabrands LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	08/03/28	[2]	$1,471,281	$1,467,603

				14,183,555

Services — 9.95%
Allied Universal Holdco LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	05/12/28	[2]	580,835	561,990
(SOFR plus 4.75%)
10.07%	05/12/28	[2]	250,000	246,875
Alterra Mountain Co.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	05/31/30	[2]	149,625	149,999
Amentum Government Services Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.82% - 9.03%	02/15/29	[2]	1,723,163	1,703,786
ArchKey Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.51%)
10.68% - 10.88%	06/29/28	[2]	242,516	242,138
Arcis Golf LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	11/24/28	[2]	985,000	988,285
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.74%	03/06/25	[2]	145,790	137,245
Belron Finance U.S. LLC,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.85%)
8.16%	04/18/29	[1,2]	1,072,313	1,074,827
CCRR Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	03/06/28	[2]	496,183	475,095
CH Gunther PPC Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	12/08/28	[2]	984,935	980,626
Confluent Medical Technologies, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.14%	02/16/29	[2]	735,028	725,841
CoreLogic, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	06/02/28	[2]	217,665	201,929

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Corp. Service Co.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.67%	11/02/29	[2]	$1,595,438	$1,597,232
Covanta Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82%	11/30/28	[2]	916,359	912,428
(SOFR plus 3.00%)
8.33%	11/30/28	[2]	144,186	144,036
Term Loan C, 1st Lien
(SOFR plus 2.50%)
7.82%	11/30/28	[2]	69,686	69,387
(SOFR plus 3.00%)
8.33%	11/30/28	[2]	10,814	10,803
CRCI Longhorn Holdings, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
12.71%	08/10/26	[2]	505,676	482,920
Creative Artists Agency, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.82%	11/27/28	[2]	995,001	992,783
Dodge Data & Analytics, LLC,
Term Loan, 1st Lien
(SOFR plus 4.90%)
10.29%	02/23/29	[2]	486,263	402,385
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[2]	579,829	574,515
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[2]	1,256,296	1,244,782
GFL Environmental, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 2.50%)
7.84%	05/31/27	[1,2]	500,000	500,235
(SOFR plus 3.00%)
8.42%	05/31/27	[1,2]	567,967	568,632
GTCR W Merger Sub LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.34%	09/20/30	[2]	1,750,000	1,750,639
Kuehg Corp.,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.39%	06/12/30	[2]	1,000,000	1,003,280
Lakeland Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 8.00%)
8.00%	09/25/27	[2,4,5,6]	634,811	488,804
Madison IAQ LLC,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.69%	06/21/28	[2]	246,843	243,249

See accompanying Notes to Financial Statements.

75 / Semi-Annual Report September 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Mavenir Systems, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.01%)
10.39%	08/18/28	[2]	$640,250	$510,759
NAB Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.15%)
8.54%	11/23/28	[2]	729,432	728,257
Neptune Bidco U.S., Inc.,
Term Loan A, 1st Lien
(SOFR plus 4.85%)
10.15%	10/11/28	[2]	573,563	514,365
Term Loan B, 1st Lien
(SOFR plus 5.10%)
10.40%	04/11/29	[2]	498,750	450,643
Nielsen Consumer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 6.25%)
11.57%	03/06/28	[2]	498,750	487,112
Omnia Partners, LLC,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.60%	07/19/30	[2,7]	1,063,623	1,066,170
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.61%)
8.93%	12/15/28	[2]	1,713,807	1,699,882
Prime Security Services Borrower, LLC,
Term Loan A, 1st Lien
(SOFR plus 1.25%)
8.19%	03/14/28	[2]	1,000,000	985,000
Prometric Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.25%)
10.59%	01/29/28	[2]	750,000	731,250
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
9.17%	02/23/29	[2]	1,225,016	1,227,791
Signal Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.92%	04/03/28	[2]	497,455	421,904
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(SOFR plus 2.36%)
7.68%	12/01/28	[1,2]	1,559,237	1,560,414
Trugreen LP,
Term Loan B, 2nd Lien
(LIBOR plus 8.76%)
14.13%	11/02/28	[2,4]	500,000	352,500
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.42%	11/02/27	[2]	1,219,056	1,161,761

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
University Support Services, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.67%	02/10/29	[2]	$1,815,433	$1,802,725
Vaco Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 5.25%)
10.59%	01/19/29	[2]	728,197	702,485
Verscend Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	08/27/25	[2]	977,416	978,902
VT Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.66%	08/09/30	[2]	523,810	524,739
WW International, Inc.,
Term Loan B, 1st Lien (France)
(SOFR plus 3.61%)
8.93%	04/13/28	[1,2]	445,000	338,387

				34,719,792

Specialized REITs — 0.36%
Greystar Real Estate Partners, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.15%	08/07/30	[2]	1,250,000	1,250,000

Transportation — 0.95%
Air Canada,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.13%	08/11/28	[2]	493,750	494,780
Kenan Advantage Group, Inc. (The),
Term Loan B1, 1st Lien
(SOFR plus 4.18%)
9.48%	03/24/26	[2]	746,164	745,283
Kestrel Bidco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.10%)
8.42%	12/11/26	[2]	712,775	699,410
United Airlines, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.56%	04/21/28	[2]	1,358,036	1,362,280

				3,301,753

Total Bank Loans
(Cost $316,547,149)				310,191,722

CORPORATES — 4.27%*

Automobile Components — 0.27%
Allison Transmission, Inc.
3.75%	01/30/31	[3]	550,000	445,753

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 76

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Automobile Components (continued)
Ford Motor Credit Co. LLC
3.37%	11/17/23		$500,000	$496,750

				942,503

Banking — 0.14%
PNC Financial Services Group, Inc. (The)
5.58%	06/12/29	[8]	500,000	485,469

Communications — 0.75%
AT&T, Inc.
5.25%	03/01/37		500,000	452,739
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[3,9,10]	690,000	15,525
Frontier Communications Holdings LLC
5.00%	05/01/28	[3]	500,000	427,828
Intelsat Jackson Holdings SA, Class B
(Luxembourg)
8.50%	10/15/24	†,1,3,4,5,9,10	1,000,000	—
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[3]	500,000	440,000
T-Mobile USA, Inc.
3.75%	04/15/27		500,000	467,110
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31	[1,3]	500,000	406,250
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49	[1]	250,000	199,777
Ziggo BV
(Netherlands)
4.88%	01/15/30	[1,3]	250,000	205,190

				2,614,419

Consumer Discretionary — 0.21%
BAT Capital Corp.
2.73%	03/25/31		400,000	308,518
WarnerMedia Holdings, Inc.
4.28%	03/15/32		500,000	424,475

				732,993

Diversified REITs — 0.25%
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		500,000	425,300
VICI Properties LP
4.95%	02/15/30		500,000	461,340

				886,640

Electric — 0.13%
Pike Corp.
5.50%	09/01/28	[3]	500,000	437,936

Energy — 0.14%
Brooklyn Union Gas Co. (The)
6.39%	09/15/33	[3]	500,000	491,456

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Entertainment — 0.12%
WMG Acquisition Corp.
3.88%	07/15/30	[3]	$500,000	$424,850

Finance — 0.13%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%	05/15/27		500,000	440,665

Food — 0.20%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34	[1,3]	500,000	486,780
Pilgrim’s Pride Corp.
3.50%	03/01/32		250,000	193,669

				680,449

Gaming — 0.14%
Ontario Gaming GTA LP
(Canada)
8.00%	08/01/30	[1,3]	500,000	498,728

Health Care — 0.72%
Amgen, Inc.
5.75%	03/02/63		250,000	231,230
Centene Corp.
2.45%	07/15/28		500,000	422,760
Grifols SA
(Spain)
4.75%	10/15/28	[1,3]	50,000	42,776
HCA, Inc.
5.25%	06/15/26		500,000	489,909
IQVIA, Inc.
5.70%	05/15/28	[3]	500,000	486,421
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[3]	500,000	359,371
Molina Healthcare, Inc.
3.88%	05/15/32	[3]	500,000	402,290
Prime Healthcare Services, Inc.
7.25%	11/01/25	[3]	100,000	93,030

				2,527,787

Industrials — 0.48%
Ball Corp.
3.13%	09/15/31		500,000	392,581
Berry Global, Inc.
1.65%	01/15/27		500,000	430,300
Ingersoll Rand, Inc.
5.70%	08/14/33		500,000	482,894
OT Merger Corp.
7.88%	10/15/29	[3]	500,000	311,271
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	50,000	49,250

				1,666,296

Information Technology — 0.29%
Central Parent, Inc./CDK Global, Inc.
7.25%	06/15/29	[3]	250,000	242,603

See accompanying Notes to Financial Statements.

77 / Semi-Annual Report September 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
MSCI, Inc.
3.63%	09/01/30	[3]	$500,000	$419,670
NCR Corp.
5.13%	04/15/29	[3]	50,000	44,124
Oracle Corp.
2.95%	04/01/30		380,000	319,919

				1,026,316

Retail — 0.17%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
3.50%	02/15/29	[1,3]	500,000	431,250
Michaels Cos., Inc. (The)
7.88%	05/01/29	[3]	250,000	163,558

				594,808

Services — 0.13%
Waste Pro USA, Inc.
5.50%	02/15/26	[3]	500,000	467,428

Total Corporates
(Cost $16,165,168)				14,918,743

Total Bonds — 93.63%
(Cost $334,338,801)				326,765,885

Issues			Shares	Value

COMMON STOCK — 0.06%

Communications — 0.06%
Intelsat Emergence SA1,4,5,9
(Luxembourg)			9,683	216,899

Total Common Stock
(Cost $324,124)

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,1,4,5,9
(Luxembourg)			1,013	—
Intelsat Jackson Holdings SA, Series B†,1,4,5,9
(Luxembourg)			1,013	—

				—

Total Rights
(Cost $23)				—

WARRANT — 0.00%

Entertainment — 0.00%
Cineworld Group PLC[1,9]
(United Kingdom)			229,579	—

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 6.69%

Money Market Funds — 1.61%
Fidelity Investments Money Market Funds - Government Portfolio
5.23%[11]		3,607,575	$3,607,575
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.27%[11]		2,003,000	2,003,000

			5,610,575

U.S. Treasury Bills — 5.08%
U.S. Treasury Bills (WI)
4.90%[12]	10/19/23	$4,020,000	4,009,977
5.38%[12]	12/05/23	3,000,000	2,971,672
5.43%[12]	03/07/24	8,000,000	7,814,676
5.44%[12]	03/21/24	3,000,000	2,924,261

			17,720,586

Total Short-Term Investments
(Cost $23,333,035)			23,331,161

Total Investments - 100.38%
(Cost $357,995,983)			350,313,945

Net unrealized appreciation on unfunded commitments - 0.00%			582

Liabilities in Excess of Other Assets - (0.38)%			(1,343,592)

Net Assets - 100.00%			$348,970,935

[1]	Foreign denominated security issued by foreign domiciled entity.
[2]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $1,350,103, which is 0.39% of total net assets.
[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.00% cash or 13.25% payment-in-kind interest.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $100,155, at an interest rate of 9.57% and a maturity of July 19, 2030. The investment is accruing an unused commitment fee of 0.35% per annum.

[8]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[9]	Non-income producing security.
[10]	Security is currently in default with regard to scheduled interest or principal payments.

11 Represents the current yield as of September 30, 2023.

[12]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 78

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(LIBOR): London InterBank Offer Rate

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(WI): When Issued

See accompanying Notes to Financial Statements.

79 / Semi-Annual Report September 2023

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 91.85%

BANK LOANS — 9.94%*

Communications — 0.74%
Cyxtera DC Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.07%	05/01/24	[1]	$1,000,000	$590,800
NEP/NCP Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.68%	10/17/25	[1]	994,778	964,780
Term Loan, 2nd Lien
(SOFR plus 7.11%)
12.43%	10/19/26	[1]	875,000	699,274
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	03/09/27	[1]	1,800,000	1,475,190

				3,730,044

Consumer Discretionary — 1.11%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28	[1]	2,049,027	1,355,769
Hanesbrands, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.55%	03/08/30	[1]	796,000	782,070
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.49%	01/24/30	[1]	2,891,000	2,373,786
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.68% - 8.69%	01/06/28	[1]	1,944,233	1,040,165

				5,551,790

Entertainment — 0.68%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27	[1]	3,470,599	3,408,649

Finance — 0.35%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
9.12%	02/27/26	[1,2]	1,057,457	1,033,220
Cushman & Wakefield U.S. Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	01/31/30	[1]	700,000	695,625

				1,728,845

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Food — 0.38%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.86%)
10.18%	10/01/25	[1]	$746,193	$721,009
B&G Foods, Inc.,
Term Loan B4, 1st Lien
(SOFR plus 2.50%)
7.82%	10/10/26	[1]	775,000	767,653
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
9.27%	05/23/25	[1]	497,375	435,964

				1,924,626

Gaming — 0.18%
Ontario Gaming Gta Ltd. Partnership,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.64%	08/01/30	[1,2]	900,000	901,782

Health Care — 0.36%
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.61%)
9.93%	02/04/27	[1]	845,955	831,755
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.10%)
7.42%	11/15/27	[1]	1,000,000	984,500

				1,816,255

Health Care REITs — 0.24%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.27%	07/17/28	[1]	1,340,310	1,210,588

Industrials — 3.10%
Arterrsa Services LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.60%)
8.99%	03/06/25	[1,2]	1,496,173	1,406,411
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.91% - 9.33%	05/14/29	[1]	900,000	902,997
Clydesdale Acquisition Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.28%)
9.59%	04/13/29	[1]	2,172,500	2,146,072
DIRECTV Financing LLC,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.43%	08/02/27	[1]	606,800	594,412

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 80

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	03/20/25	[1]	$734,173	$699,759
Plaze, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.64%)
8.95%	08/03/26	[1]	2,266,448	2,193,502
ProAmpac PG Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.26% - 9.39%	11/03/25	[1]	2,554,762	2,546,459
(SOFR plus 4.75%)
9.84%	11/03/28	[1]	2,500,000	2,491,875
SPX flow, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% - 9.58%	04/05/29	[1]	429,171	428,830
Titan Acquisition, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
8.73%	03/28/25	[1]	899,313	893,355
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
9.23%	05/30/24	[1]	1,585,672	1,201,146

				15,504,818

Information Technology — 0.93%
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	12/16/25	[1]	1,023,750	984,448
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.11%)
10.43% - 10.93%	04/28/28	[1]	502,430	505,256
MH Sub I LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	05/03/28	[1]	746,487	723,450
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.66%	03/03/28	[1]	2,681,250	2,327,875
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.18%	04/16/25	[1]	96,676	96,765

				4,637,794

Insurance — 0.18%
HUB International Ltd.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.58%	06/20/30	[1]	902,771	906,252

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Materials — 0.64%
Arsenal Aic Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.88%	08/19/30	[1]	$750,000	$749,531
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.82%	08/18/28	[1]	800,000	792,000
Iris Holding, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
10.22%	06/28/28	[1]	905,850	845,965
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.82% - 10.15%	10/15/25	[1]	1,000,000	808,125

				3,195,621

Retail — 0.33%
American Airlines, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.01%)
10.34%	04/20/28	[1]	408,500	421,547
Tacala Investment Corp.,
Term Loan B, 2nd Lien
(SOFR plus 8.00%)
13.43%	02/04/28	[1]	1,249,500	1,212,640

				1,634,187

Services — 0.52%
GTCR W Merger Sub LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.34%	09/20/30	[1]	750,000	750,274
Neptune Bidco U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
10.40%	04/11/29	[1]	1,331,663	1,203,217
VT Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.66%	08/09/30	[1]	675,000	676,198

				2,629,689

Specialized REITs — 0.20%
Greystar Real Estate Partners, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.15%	08/07/30	[1]	1,000,000	1,000,000

Total Bank Loans
(Cost $50,911,512)				49,780,940

CORPORATES — 81.12%*

Automobile Components — 3.27%
Allison Transmission, Inc.
3.75%	01/30/31	[3]	880,000	713,205

See accompanying Notes to Financial Statements.

81 / Semi-Annual Report September 2023

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Automobile Components (continued)
Ford Motor Credit Co. LLC
3.37%	11/17/23		$15,749,000	$15,646,631

				16,359,836

Banking — 2.58%
Bank of America Corp.,
Series RR
4.38%[4,5]			2,040,000	1,722,359
Bank of New York Mellon Corp. (The),
Series I
3.75%[4,5]			2,515,000	2,047,551
U.S. Bancorp
3.70%[4,5]			3,515,000	2,584,782
UBS Group AG
(Switzerland)
6.37%	07/15/26	[2,3,5]	710,000	707,855
6.54%	08/12/33	[2,3,5]	3,520,000	3,477,056
9.02%	11/15/33	[2,3,5]	2,070,000	2,400,096

				12,939,699

Communications — 13.51%
Altice France Holding SA
(Luxembourg)
10.50%	05/15/27	[2,3]	1,562,000	986,012
Altice France SA
(France)
5.13%	01/15/29	[2,3]	1,628,000	1,161,578
5.50%	10/15/29	[2,3]	4,046,000	2,916,956
8.13%	02/01/27	[2,3]	1,537,000	1,366,681
Cable One, Inc.
4.00%	11/15/30	[3]	4,802,000	3,667,527
CCO Holdings LLC/CCO Holdings Capital Corp.
5.50%	05/01/26	[3]	13,919,000	13,510,617
Cogent Communications Group, Inc.
7.00%	06/15/27	[3]	790,000	754,271
CommScope, Inc.
4.75%	09/01/29	[3]	3,143,000	2,345,464
Consolidated Communications, Inc.
6.50%	10/01/28	[3]	850,000	666,187
CSC Holdings LLC
4.63%	12/01/30	[3]	787,000	422,981
5.75%	01/15/30	[3]	611,000	343,239
6.50%	02/01/29	[3]	6,983,000	5,793,034
7.50%	04/01/28	[3]	4,075,000	2,652,723
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[3,6,7]	3,620,000	81,450
DISH DBS Corp.
5.25%	12/01/26	[3]	2,790,000	2,376,315
7.38%	07/01/28		2,365,000	1,499,246
DISH Network Corp.
11.75%	11/15/27	[3]	1,048,000	1,053,369
Frontier Communications Holdings LLC
5.00%	05/01/28	[3]	1,704,000	1,458,038
6.75%	05/01/29	[3]	1,597,000	1,230,788
8.63%	03/15/31	[3]	1,852,000	1,740,698

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[2]	$975,000	$860,847
Gray Escrow II, Inc.
5.38%	11/15/31	[3]	3,710,000	2,425,204
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[2,3]	2,171,000	1,929,326
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23	†,2,6,7,8,9	6,350,000	—
8.50%	10/15/24	†,2,3,6,7,8,9	2,853,000	—
9.75%	07/15/25	†,2,3,6,7,8,9	4,051,000	—
Level 3 Financing, Inc.
10.50%	05/15/30	[3]	2,939,000	2,961,042
Nexstar Media, Inc.
4.75%	11/01/28	[3]	1,200,000	994,309
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[3]	1,729,000	1,521,520
Scripps Escrow II, Inc.
5.38%	01/15/31	[3]	1,758,000	1,117,912
Scripps Escrow, Inc.
5.88%	07/15/27	[3]	587,000	435,754
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[3]	1,680,000	1,132,904
Sirius XM Radio, Inc.
3.88%	09/01/31	[3]	1,657,000	1,256,679
Sprint LLC
7.13%	06/15/24		167,000	168,123
Tele Columbus AG,
Series REGS
(Georgia)
3.88%	05/02/25	[2]	1,110,000	685,652
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[2,3]	3,887,000	3,066,051
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32	[2]	1,260,000	1,030,443
Zayo Group Holdings, Inc.
4.00%	03/01/27	[3]	2,683,000	1,994,275

				67,607,215

Consumer Discretionary — 4.12%
Banijay Entertainment SASU
(France)
8.13%	05/01/29	[2,3]	1,040,000	1,032,954
BAT Capital Corp.
5.28%	04/02/50		1,517,000	1,151,149
Central Garden & Pet Co.
4.13%	04/30/31	[3]	1,030,000	840,921
Everi Holdings, Inc.
5.00%	07/15/29	[3]	1,665,000	1,435,030

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 82

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Hilton Domestic Operating Co., Inc.
3.63%	02/15/32	[3]	$2,673,000	$2,157,515
Primo Water Holdings, Inc.
4.38%	04/30/29	[3]	2,947,000	2,522,868
Triton Water Holdings, Inc.
6.25%	04/01/29	[3]	5,022,000	4,130,595
WarnerMedia Holdings, Inc.
5.14%	03/15/52		5,810,000	4,316,748
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28	[3]	3,399,000	3,054,486

				20,642,266

Consumer Products — 1.07%
Newell Brands, Inc.
4.88%	06/01/25		3,921,000	3,773,962
6.50%	04/01/46		1,779,000	1,320,319
Spectrum Brands, Inc.
5.00%	10/01/29	[3]	270,000	247,347

				5,341,628

Diversified REITs — 2.59%
American Assets Trust LP
3.38%	02/01/31		3,170,000	2,378,077
GLP Capital LP/GLP Financing II, Inc.
5.75%	06/01/28		1,820,000	1,746,801
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25	[3]	3,820,000	3,693,017
5.75%	02/01/27	[3]	5,307,000	5,143,166

				12,961,061

Electric — 0.05%
Pike Corp.
5.50%	09/01/28	[3]	258,000	225,975

Energy — 5.85%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[3]	645,000	607,461
Energy Transfer LP,
Series B
6.63%[4,5]			5,757,000	4,609,710
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		3,696,000	3,443,009
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[3]	2,450,000	2,423,750
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31	[2]	524,000	375,132
Rockies Express Pipeline LLC
4.80%	05/15/30	[3]	650,000	563,875
6.88%	04/15/40	[3]	2,138,000	1,879,601
SM Energy Co.
6.50%	07/15/28		2,020,000	1,940,953
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		3,139,000	2,691,692
Transocean Titan Financing Ltd.
(Cayman Islands)
8.38%	02/01/28	[2,3]	700,000	714,000

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27		$1,170,000	$1,135,459
Venture Global Calcasieu Pass LLC
4.13%	08/15/31	[3]	6,149,000	5,056,000
6.25%	01/15/30	[3]	4,000,000	3,820,000

				29,260,642

Entertainment — 0.35%
Cinemark USA, Inc.
5.25%	07/15/28	[3]	583,000	521,785
WMG Acquisition Corp.
3.75%	12/01/29	[3]	1,476,000	1,247,220

				1,769,005

Finance — 3.17%
American Express Co.,
Series D
3.55%[4,5]			2,150,000	1,718,910
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[2,3]	2,083,000	1,759,942
Charles Schwab Corp. (The)
Series K
5.00%[4,5]			2,430,000	2,036,880
Citigroup, Inc.
2.56%	05/01/32	[5]	1,545,000	1,196,633
Cushman & Wakefield U.S. Borrower LLC
8.88%	09/01/31	[3]	1,047,000	1,011,321
GGAM Finance Ltd.
(Cayman Islands)
8.00%	06/15/28	[2,3]	877,000	875,176
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29		1,475,000	1,194,750
5.25%	05/15/27		781,000	688,319
6.25%	05/15/26		500,000	466,085
6.38%	12/15/25		459,000	437,126
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[3]	4,412,000	3,790,199
JPMorgan Chase & Co.,
Series KK
3.65%[4,5]			805,000	704,647

				15,879,988

Food — 6.18%
B&G Foods, Inc.
5.25%	04/01/25		1,906,000	1,879,792
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28	[3]	290,000	256,080
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[3]	1,387,000	348,407
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[2]	1,789,000	1,434,761
5.75%	04/01/33	[2]	8,573,000	7,834,874

See accompanying Notes to Financial Statements.

83 / Semi-Annual Report September 2023

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
Nathan’s Famous, Inc.
6.63%	11/01/25	[3]	$372,000	$372,000
Pilgrim’s Pride Corp.
3.50%	03/01/32		11,796,000	9,138,075
5.88%	09/30/27	[3]	1,896,000	1,925,634
6.25%	07/01/33		1,275,000	1,200,519
Post Holdings, Inc.
5.75%	03/01/27	[3]	3,054,000	2,947,110
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[3]	4,369,000	3,588,254

				30,925,506

Gaming — 1.54%
Caesars Resort Collection LLC/CRC Finco, Inc.
5.75%	07/01/25	[3]	4,375,000	4,363,796
CDI Escrow Issuer, Inc.
5.75%	04/01/30	[3]	3,067,000	2,775,134
Ontario Gaming GTA LP
(Canada)
8.00%	08/01/30	[2,3]	561,000	559,572

				7,698,502

Health Care — 11.30%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[2,3]	3,354,000	3,319,330
Bausch & Lomb Escrow Corp.
(Canada)
8.38%	10/01/28	[2,3]	3,285,000	3,294,145
Bausch Health Cos., Inc.
(Canada)
14.00%	10/15/30	[2,3]	342,000	203,593
Cano Health LLC
6.25%	10/01/28	[3]	1,563,000	694,284
Catalent Pharma Solutions, Inc.
3.50%	04/01/30	[3]	3,667,000	3,023,937
5.00%	07/15/27	[3]	2,855,000	2,622,314
Centene Corp.
2.45%	07/15/28		5,294,000	4,476,179
2.63%	08/01/31		1,219,000	933,778
3.00%	10/15/30		865,000	698,769
4.25%	12/15/27		8,170,000	7,538,990
Embecta Corp.
6.75%	02/15/30	[3]	2,405,000	1,985,919
Grifols SA
(Spain)
4.75%	10/15/28	[2,3]	1,000,000	855,531
Grifols SA,
Series REGS
(Spain)
3.88%	10/15/28	[2]	375,000	338,552
Heartland Dental LLC/Heartland Dental Finance Corp.
10.50%	04/30/28	[3]	791,000	795,017

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Kedrion SpA
(Italy)
6.50%	09/01/29	[2,3]	$2,163,000	$1,865,587
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[3]	5,450,000	3,917,147
Molina Healthcare, Inc.
3.88%	11/15/30	[3]	1,443,000	1,197,329
Option Care Health, Inc.
4.38%	10/31/29	[3]	1,000,000	862,192
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[3]	578,000	466,735
Prestige Brands, Inc.
3.75%	04/01/31	[3]	1,847,000	1,489,135
Prime Healthcare Services, Inc.
7.25%	11/01/25	[3]	2,262,000	2,104,339
Star Parent, Inc.
9.00%	10/01/30	[3]	1,925,000	1,946,344
Teleflex, Inc.
4.25%	06/01/28	[3]	2,500,000	2,239,025
Tenet Healthcare Corp.
4.88%	01/01/26		8,753,000	8,397,296
Teva Pharmaceutical Finance Netherlands III BV
(Netherlands)
8.13%	09/15/31	[2]	1,257,000	1,300,105

				56,565,572

Industrials — 5.45%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[2,3]	3,147,000	2,632,056
Artera Services LLC
9.03%	12/04/25	[3]	714,000	659,840
Ball Corp.
3.13%	09/15/31		4,138,000	3,249,004
6.88%	03/15/28		1,250,000	1,256,250
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.74%)
6.11%	08/15/36	[1]	1,300,000	1,158,350
Graham Packaging Co., Inc.
7.13%	08/15/28	[3]	2,012,000	1,698,901
Graphic Packaging International LLC
4.13%	08/15/24		3,745,000	3,670,100
II-VI, Inc.
5.00%	12/15/29	[3]	566,000	491,514
OT Merger Corp.
7.88%	10/15/29	[3]	4,058,000	2,526,272
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group
Issuer, Inc.
4.38%	10/15/28	[3]	1,761,000	1,532,070
Rolls-Royce PLC
(EMTN)
(United Kingdom)
1.63%	05/09/28	[2]	400,000	362,140
TransDigm, Inc.
6.25%	03/15/26	[3]	5,044,000	4,980,950

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 84

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
6.75%	08/15/28	[3]	$2,650,000	$2,613,498
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[2,3]	506,000	472,368

				27,303,313

Information Technology — 4.19%
Alteryx, Inc.
8.75%	03/15/28	[3]	1,355,000	1,358,388
Booz Allen Hamilton, Inc.
4.00%	07/01/29	[3]	2,816,000	2,492,567
MSCI, Inc.
3.63%	09/01/30	[3]	2,270,000	1,905,304
3.63%	11/01/31	[3]	1,266,000	1,037,401
NCR Corp.
5.25%	10/01/30	[3]	4,100,000	3,537,370
Open Text Corp.
(Canada)
6.90%	12/01/27	[2,3]	1,352,000	1,358,665
Science Applications International Corp.
4.88%	04/01/28	[3]	2,023,000	1,838,444
Uber Technologies, Inc.
7.50%	05/15/25	[3]	4,145,000	4,175,569
8.00%	11/01/26	[3]	1,710,000	1,733,513
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.
3.88%	02/01/29	[3]	1,827,000	1,525,545

				20,962,766

Insurance — 0.62%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29	[3]	3,678,000	3,117,105

Materials — 4.01%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[3]	1,756,000	1,253,621
7.50%	09/30/29	[3]	2,579,000	1,416,573
ATI, Inc.
5.13%	10/01/31		857,000	740,259
7.25%	08/15/30		550,000	549,313
Axalta Coating Systems, LLC
3.38%	02/15/29	[3]	3,523,000	2,935,215
Clearwater Paper Corp.
4.75%	08/15/28	[3]	3,233,000	2,770,919
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28	[2,3]	2,896,000	2,250,869
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[3]	1,655,000	1,246,378
Olympus Water U.S. Holding Corp.
7.13%	10/01/27	[3]	798,000	743,216
SCIH Salt Holdings, Inc.
4.88%	05/01/28	[3]	272,000	239,700
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29	[2,3]	4,120,000	3,306,671
Valvoline, Inc.
3.63%	06/15/31	[3]	2,112,000	1,638,432

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Materials (continued)
WR Grace Holdings, LLC
5.63%	08/15/29	[3]	$1,234,000	$999,379

				20,090,545

Office REITs — 0.26%
Hudson Pacific Properties LP
3.25%	01/15/30		1,188,000	816,034
4.65%	04/01/29		650,000	489,973

				1,306,007

Retail — 5.07%
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[3]	267,000	233,291
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%	04/01/26	[3]	1,040,000	980,200
5.88%	04/01/29	[3]	850,000	768,502
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30	[3]	3,966,000	3,240,093
FirstCash, Inc.
5.63%	01/01/30	[3]	2,071,000	1,866,924
LCM Investments Holdings II LLC
8.25%	08/01/31	[3]	2,125,000	2,069,219
Michaels Cos., Inc. (The)
7.88%	05/01/29	[3]	3,428,000	2,242,707
Papa John’s International, Inc.
3.88%	09/15/29	[3]	3,439,000	2,840,805
Yum! Brands, Inc.
3.88%	11/01/23		11,184,000	11,149,050

				25,390,791

Services — 5.24%
Adtalem Global Education, Inc.
5.50%	03/01/28	[3]	1,926,000	1,775,355
Block, Inc.
3.50%	06/01/31		1,095,000	862,312
Carriage Services, Inc.
4.25%	05/15/29	[3]	2,361,000	2,027,275
GTCR W-2 Merger Sub LLC
7.50%	01/15/31	[3]	1,000,000	1,001,995
HealthEquity, Inc.
4.50%	10/01/29	[3]	1,204,000	1,038,634
Hertz Corp. (The)
5.00%	12/01/29	[3]	5,142,000	4,049,325
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27	[3]	300,000	263,005
5.25%	04/15/24	[3]	4,315,000	4,289,866
Upbound Group, Inc.
6.38%	02/15/29	[3]	3,350,000	3,002,437
VT Topco, Inc.
8.50%	08/15/30	[3]	1,639,000	1,624,537
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[3]	2,000,000	1,868,843
Waste Pro USA, Inc.
5.50%	02/15/26	[3]	4,739,000	4,430,284

				26,233,868

See accompanying Notes to Financial Statements.

85 / Semi-Annual Report September 2023

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Specialized REITs — 0.41%
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.75%	03/12/29	[2]	$635,000	$527,964
Greystar Real Estate Partners LLC
7.75%	09/01/30	[3]	1,550,000	1,542,250

				2,070,214

Transportation — 0.24%
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		1,175,865	1,183,861

Water — 0.05%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31	[2]	255,000	239,772

Total Corporates
(Cost $438,798,522)				406,075,137

U.S. TREASURY SECURITIES — 0.79%

U.S. Treasury Notes — 0.79%
U.S. Treasury Notes (WI)
4.63%	09/15/26		3,975,000	3,955,745

Total U.S. Treasury Securities
(Cost $3,947,238)

Total Bonds — 91.85%
(Cost $493,657,272)				459,811,822

Issues			Shares	Value
COMMON STOCK — 0.75%

Communications — 0.56%
Intelsat Emergence SA2,6,8,9
(Luxembourg)			125,716	2,816,038

Electric — 0.00%
Homer City Holdings LLC†,6,8,9,10			502,908	—

Transportation — 0.19%
Hertz Global Holdings, Inc.[6]			75,000	918,750

Total Common Stock
(Cost $32,362,379)				3,734,788

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,2,6,8,9
(Luxembourg)			13,164	—

Issues		Shares	Value

RIGHTS — 0.00% (continued)

Communications — 0.00% (continued)
Intelsat Jackson Holdings SA, Series B†,2,6,8,9
(Luxembourg)		13,164	$—

			—

Total Rights
(Cost $334)			—

WARRANT — 0.00%

Intelsat Jackson Holdings SA,[2,6,8,9]
(Luxembourg)		16	17

Entertainment — 0.00%
Cineworld Group PLC[2,6]
(United Kingdom)		288,340	—

Total Warrant
(Cost $60)			17

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 6.44%

Money Market Funds — 0.63%
Fidelity Investments Money Market Funds - Government Portfolio
5.23%[11]		342,168	342,168
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.27%[11]		2,809,000	2,809,000

			3,151,168

U.S. Treasury Bills — 5.81%
U.S. Treasury Bills (WI)
4.90%[12]	10/19/23	$1,070,000	1,067,332
5.44%[12]	11/28/23	13,500,000	13,386,232
5.43%[12]	03/07/24	15,000,000	14,652,517

			29,106,081

Total Short-Term Investments
(Cost $32,259,229)			32,257,249

Total Investments - 99.04%
(Cost $558,279,274)			495,803,876

Cash and Other Assets, Less Liabilities - 0.96%			4,789,670

Net Assets - 100.00%			$500,593,546

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Perpetual security with no stated maturity date.
[5]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 86

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[9]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,816,055, which is 0.56% of total net assets.
[10]	Affiliated investment.
[11]	Represents the current yield as of September 30, 2023.
[12]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EMTN): Euro Medium-Term Note

(EUR): Euro

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 5,355,445	EUR 4,912,000	Citibank N.A.	10/13/23	$151,773

EUR 914,000	USD 997,293	Citibank N.A.	10/13/23	(29,020)

NET UNREALIZED APPRECIATION				$122,753

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	493	12/29/23	$51,942,172	$(376,905)	$(376,905)
U.S. Treasury Two-Year Note	170	12/29/23	34,460,859	(115,269)	(115,269)
U.S. Treasury Ultra Bond	2	12/19/23	237,375	(13,003)	(13,003)

			86,640,406	(505,177)	(505,177)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	46	12/19/23	(5,131,875)	146,905	146,905
Euro-Bobl Future	26	12/07/23	(3,186,308)	32,554	32,554
Euro-Bund Future	4	12/07/23	(544,790)	16,808	16,808

			(8,862,973)	196,267	196,267

TOTAL FUTURES CONTRACTS			$77,777,433	$(308,910)	$(308,910)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	$3,995	$36,211	$26,585	$9,626

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying Notes to Financial Statements.

87 / Semi-Annual Report September 2023

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 88

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 99.37%

ASSET-BACKED SECURITIES — 4.65%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(SOFR30A plus 1.21%)
6.53%	12/27/44	[1,2]	$400,136	$394,378
Allegro CLO VI Ltd.,
Series 2017-2A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.07%	01/17/31	[1,2,3]	1,750,000	1,724,914
Allegro CLO VIII Ltd.,
Series 2018-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.36%)
6.67%	07/15/31	[1,2,3]	2,500,000	2,494,325
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.74%	10/25/34	[1,2,3]	2,000,000	1,982,020
CIT Education Loan Trust,
Series 2007-1, Class A
(SOFR90A plus 0.35%)
5.60%	03/25/42	[1,2]	138,364	133,713
Clover CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.21%	10/25/33	[1,2,3]	2,100,000	2,071,146
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.45%	03/15/52	[1,4]	147,247	315
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.47%	04/15/29	[1,2,3]	1,390,973	1,384,472
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	139,360	136,121
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	320,893	279,922
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	577,835	480,619
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.63%	10/20/27	[1,2,3]	11,446	11,443
Lucali CLO Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	01/15/33	[1,2,3]	775,000	767,479

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XXV Ltd.,
Series 2017-25A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.23%)
6.58%	04/25/29	[1,2,3]	$1,886,559	$1,878,749
Navient Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.62%)
5.94%	06/25/31	[2]	400,512	388,851
Navient Student Loan Trust,
Series 2014-3, Class A
(SOFR30A plus 0.73%)
6.05%	03/25/83	[2]	1,177,728	1,169,590
Navient Student Loan Trust,
Series 2014-4, Class A
(SOFR30A plus 0.73%)
6.05%	03/25/83	[2]	1,065,875	1,037,711
Navient Student Loan Trust,
Series 2016-2A, Class A3
(SOFR30A plus 1.61%)
6.93%	06/25/65	[1,2]	1,308,599	1,325,469
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(SOFR30A plus 1.06%)
6.38%	11/25/48	[1,2]	1,261,864	1,247,391
Neuberger Berman CLO XX Ltd.,
Series 2015-20A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.73%	07/15/34	[1,2,3]	2,140,000	2,131,401
OCP CLO Ltd.,
Series 2020-19A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.74%	10/20/34	[1,2,3]	1,750,000	1,734,607
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.73%	07/15/36	[1,2,3]	2,000,000	1,989,680
Progress Residential Trust,
Series 2021-SFR8, Class D
2.08%	10/17/38	[1]	1,150,000	994,705
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.34%)
6.67%	04/20/34	[1,2,3]	1,875,000	1,856,882
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	10/15/32	[1,2,3]	2,100,000	2,071,230

See accompanying Notes to Financial Statements.

89 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Rockford Tower CLO Ltd.,
Series 2019-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.36%)
6.74%	08/20/32	[1,2,3]	$2,000,000	$1,984,794
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	1,976,077	1,727,601
SLC Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.55%)
5.68%	08/15/31	[2]	79,592	67,947
SLC Student Loan Trust,
Series 2008-1, Class A4A
(SOFR90A plus 1.86%)
7.08%	12/15/32	[2]	143,651	144,632
SLM Student Loan Trust,
Series 2004-2, Class B
(SOFR90A plus 0.73%)
5.79%	07/25/39	[2]	103,414	96,285
SLM Student Loan Trust,
Series 2006-8, Class A6
(SOFR90A plus 0.42%)
5.48%	01/25/41	[2]	729,314	714,154
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.52%	01/25/83	[2]	185,000	183,490
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.52%	04/26/83	[2]	185,000	171,905
SLM Student Loan Trust,
Series 2008-4, Class B
(SOFR90A plus 2.11%)
7.17%	04/25/73	[2]	185,000	179,036
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.17%	07/25/73	[2]	2,235,000	2,168,688
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.42%	07/25/23	[2]	1,270,852	1,255,887
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[2]	185,000	175,116
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[2]	185,000	170,918
SLM Student Loan Trust,
Series 2009-3, Class A
(SOFR30A plus 0.86%)
6.18%	01/25/45	[1,2]	1,993,586	1,974,981

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2011-2, Class A2
(SOFR30A plus 1.31%)
6.63%	10/25/34	[2]	$309,642	$311,118
SLM Student Loan Trust,
Series 2012-7, Class A3
(SOFR30A plus 0.76%)
6.08%	05/26/26	[2]	449,775	430,452
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	399,653	400,370
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	450,000	415,833
Velocity Commercial Capital Loan Trust,
Series 2019-1, Class A
3.76%	03/25/49	[1,4]	1,696,426	1,545,612
Voya CLO Ltd.,
Series 2014-4A, Class A2RA
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	07/14/31	[1,2,3]	1,650,000	1,629,045

Total Asset-Backed Securities
(Cost $46,739,783)				45,434,997

BANK LOANS — 1.10%*

Communications — 0.09%
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.75%)
7.12%	02/01/27	[2]	96,241	96,247
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.95%	04/15/27	[2]	97,229	88,357
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27	[2]	46,405	45,232
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(SOFR plus 1.75%)
7.07%	04/11/25	[2]	133,368	133,474
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.31%	03/31/31	[2]	150,000	146,679
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	03/09/27	[2]	400,395	328,144
(SOFR plus 4.33%)
9.64%	03/09/27	[2]	62,994	51,497

				889,630

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 90

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary — 0.05%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28	[2]	$74,123	$49,045
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.85%)
7.17%	06/22/26	[2]	36,228	36,257
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.74%	01/24/29	[2,3]	187,993	179,233
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.49%	01/24/30	[2]	57,817	47,473
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	07/31/28	[2]	71,823	71,212
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.24%	10/01/26	[2]	84,067	84,032

				467,252

Entertainment — 0.07%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27	[2]	616,348	605,346
Formula One Management Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.05%	01/15/30	[2]	11,946	11,960
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.18%	05/16/25	[2]	61,454	61,453

				678,759

Finance — 0.06%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.50%)
7.82%	06/22/28	[2]	52,612	52,674
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.14%	04/09/27	[2]	129,190	126,257
Mozart Borrower, LP,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.68%	10/23/28	[2]	98,500	98,349

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.26%)
7.65%	11/06/28	[2]	$275,000	$275,216

				552,496

Food — 0.01%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	10/01/25	[2]	14,674	14,160
Froneri U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.67%	01/29/27	[2]	41,494	41,265
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
9.27%	05/23/25	[2]	24,254	21,259

				76,684

Gaming — 0.04%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	01/26/29	[2]	59,654	59,154
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29	[2]	46,887	46,886
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
8.43%	04/13/29	[2,3]	315,260	315,654

				421,694

Health Care — 0.16%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.35%)
7.67%	11/08/27	[2]	150,029	150,191
Bausch + Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.76%	05/10/27	[2]	90,088	87,735
Term Loan, 1st Lien (Canada)
(SOFR plus 3.00%)
9.42%	09/14/28	[2,3]	65,962	65,220
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.49%	12/30/26	[2]	26,302	26,304
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.11%)
7.06%	05/22/26	[2]	100,000	100,078

See accompanying Notes to Financial Statements.

91 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Term Loan B2, 1st Lien
(SOFR plus 1.86%)
7.18%	03/15/28	[2]	$208,044	$208,115
ICON Luxembourg SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.51%)
7.90%	07/03/28	[2,3]	77,738	77,804
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	05/05/28	[2]	364,471	364,598
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28	[2]	200,000	199,950
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	02/01/28	[2]	183,231	183,079
PRA Health Sciences, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.51%)
7.90%	07/03/28	[2]	19,369	19,385
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/19/30	[2]	47,650	46,660

				1,529,119

Industrials — 0.14%
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.65%	10/16/28	[2]	49,644	43,981
Berry Global, Inc.,
Term Loan Z, 1st Lien
(SOFR plus 2.01%)
6.51%	07/01/26	[2]	817,332	818,235
DIRECTV Financing LLC,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.43%	08/02/27	[2]	294,623	288,608
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	10/21/28	[2]	29,013	29,090
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29	[2]	32,610	32,564
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	03/20/25	[2]	29,856	28,456

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
TransDigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.64%	08/24/28	[2]	$155,159	$155,413

				1,396,347

Information Technology — 0.27%
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.67%	12/06/27	[2]	51,809	50,829
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29	[2]	34,093	33,549
Central Parent, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29	[2,3]	101,240	101,384
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.15%	08/14/25	[2]	9,264	8,816
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82% - 7.89%	07/06/29	[2]	24,635	24,635
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.49%	10/01/27	[2]	196,962	192,654
IQVIA, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.01%)
7.40%	06/11/25	[2]	98,003	98,388
MH Sub I LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	05/03/28	[2]	88,611	85,877
NCR Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.93%	08/28/26	[2]	196,516	196,712
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.60%)
6.92%	09/10/27	[2]	215,798	214,720
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.17%	05/30/25	[2,3]	73,281	73,416
(SOFR plus 2.85%)
8.17%	01/31/30	[2,3]	166,384	166,601

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 92

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Oracle Corp.,
Term Loan A1, 1st Lien
(SOFR plus 0.60%)
6.46%	08/16/27	[2]	$556,429	$555,733
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	09/23/26	[2]	98,949	98,915
Proofpoint, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.36%)
8.68%	08/31/28	[2,3]	22,187	22,031
RealPage, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	04/24/28	[2]	40,977	40,559
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
10.07%	04/07/30	[2]	77,468	76,984
Sophia LP,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.92%	10/07/27	[2]	88,169	88,077
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.66%	03/03/28	[2]	227,071	197,144
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.18%	04/16/25	[2]	364,983	365,317

				2,692,341

Insurance — 0.03%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.93%	02/15/27	[2]	245,547	242,609
Asurion LLC,
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.68%	12/23/26	[2]	60,196	59,068

				301,677

Materials — 0.02%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.82%	08/18/28	[2]	188,145	186,263

Retail — 0.07%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.57%	09/13/30	[2,3]	95,551	95,303

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.20%	03/15/28	[2]	$81,331	$81,418
Whatabrands LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	08/03/28	[2]	466,688	465,521

				642,242

Services — 0.09%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27	[2]	283,274	281,858
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[2]	19,540	19,361
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[2]	42,337	41,949
GTCR W Merger Sub LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.34%	09/20/30	[2]	150,681	150,736
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.61%)
8.93%	12/15/28	[2]	62,385	61,878
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(SOFR plus 2.36%)
7.68%	12/01/28	[2,3]	180,647	180,783
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.42%	11/02/27	[2]	185,718	176,989

				913,554

Transportation — 0.00%
United Airlines, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.56%	04/21/28	[2]	30,847	30,943

Total Bank Loans
(Cost $10,752,877)				10,779,001

CORPORATES — 27.48%*

Banking — 5.61%
Bank of America Corp.
2.30%	07/21/32	[4]	1,420,000	1,077,640
3.42%	12/20/28	[4]	860,000	771,532
Bank of America Corp.
(MTN)
1.92%	10/24/31	[4]	1,135,000	857,138

See accompanying Notes to Financial Statements.

93 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
2.09%	06/14/29	[4]	$2,355,000	$1,971,385
2.55%	02/04/28	[4]	160,000	142,662
3.09%	10/01/25	[4]	93,000	89,960
3.82%	01/20/28	[4]	605,000	562,111
3.97%	03/05/29	[4]	1,540,000	1,413,016
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	3,725,000	3,342,196
Bank of New York Mellon Corp. (The)
(MTN)
3.44%	02/07/28	[4]	2,110,000	1,966,661
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	900,000	853,804
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	1,730,000	1,526,026
2.01%	09/22/28	[3,4]	2,425,000	2,058,840
2.21%	08/17/29	[3,4]	1,195,000	986,514
2.80%	05/24/32	[3,4]	720,000	558,248
4.76%	06/09/28	[3,4]	1,240,000	1,173,643
6.33%	03/09/44	[3,4]	150,000	144,130
JPMorgan Chase & Co.
0.97%	06/23/25	[4]	755,000	724,740
1.58%	04/22/27	[4]	1,035,000	923,729
2.07%	06/01/29	[4]	30,000	25,308
4.01%	04/23/29	[4]	3,055,000	2,817,032
Lloyds Banking Group PLC
(United Kingdom)
3.57%	11/07/28	[3,4]	915,000	817,885
4.72%	08/11/26	[3,4]	1,036,000	1,007,862
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[1,3,4]	975,000	924,889
1.34%	01/12/27	[1,3,4]	1,085,000	971,080
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	385,000	380,960
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34	[4]	590,000	535,142
5.58%	06/12/29	[4]	460,000	446,632
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	3,460,000	3,364,750
1.67%	06/14/27	[3,4]	435,000	380,898
2.47%	01/11/28	[3,4]	1,245,000	1,084,859
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	330,000	329,337
U.S. Bancorp
4.84%	02/01/34	[4]	500,000	441,412
5.84%	06/12/34	[4]	530,000	499,639
UBS Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	3,425,000	3,036,215
2.59%	09/11/25	[1,3,4]	315,000	303,205

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
2.88%	04/02/32	[3,4]	$400,000	$364,809
3.09%	05/14/32	[1,3,4]	880,000	697,924
3.87%	01/12/29	[1,3,4]	145,000	131,344
4.19%	04/01/31	[1,3,4]	5,345,000	4,669,934
4.28%	01/09/28	[1,3]	1,715,000	1,580,268
7.75%	03/01/29	[3,4]	525,000	615,266
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	305,000	288,022
2.39%	06/02/28	[4]	5,445,000	4,776,858
3.35%	03/02/33	[4]	2,195,000	1,773,631
3.53%	03/24/28	[4]	1,140,000	1,046,920
4.90%	07/25/33	[4]	495,000	448,190

				54,904,246

Communications — 2.04%
Cable One, Inc.
4.00%	11/15/30	[1]	1,000,000	763,750
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32		825,000	602,050
2.80%	04/01/31		1,825,000	1,424,271
Cox Communications, Inc.
2.60%	06/15/31	[1]	705,000	549,612
CSC Holdings LLC
4.50%	11/15/31	[1]	500,000	354,502
5.38%	02/01/28	[1]	275,000	224,249
6.50%	02/01/29	[1]	924,000	766,542
7.50%	04/01/28	[1]	90,000	58,588
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1,7,8]	462,000	10,395
Fox Corp.
3.50%	04/08/30		1,500,000	1,302,386
Frontier Communications Holdings LLC
8.63%	03/15/31	[1]	900,000	845,912
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	925,000	816,701
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	2,108,000	1,873,339
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,1,3,5,6,7,8	1,003,000	—
9.75%	07/15/25	†,1,3,5,6,7,8	585,000	—
Meta Platforms, Inc.
4.95%	05/15/33		843,000	808,789
Netflix, Inc.
4.63%	05/15/29		720,000	769,720
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[1]	95,000	83,600
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[1]	750,000	505,761

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 94

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Sprint Capital Corp.
8.75%	03/15/32		$745,000	$862,506
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	68,250	67,545
5.15%	03/20/28	[1]	1,606,500	1,578,724
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31	[1,3]	1,210,000	981,339
T-Mobile USA, Inc.
2.25%	02/15/26		700,000	645,068
2.55%	02/15/31		740,000	589,105
3.75%	04/15/27		2,275,000	2,125,350
3.88%	04/15/30		800,000	709,079
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[1,3]	300,000	236,639
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32	[3]	500,000	408,906

				19,964,428

Consumer Discretionary — 1.20%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	1,045,000	1,014,548
BAT Capital Corp.
2.73%	03/25/31		555,000	428,069
3.46%	09/06/29		1,570,000	1,345,584
3.56%	08/15/27		145,000	132,554
4.39%	08/15/37		830,000	635,762
BAT International Finance PLC
(United Kingdom)
1.67%	03/25/26	[3]	330,000	297,433
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	1,000,000	975,606
6.13%	07/27/27	[1,3]	385,000	383,476
JDE Peet’s NV
(Netherlands)
0.80%	09/24/24	[1,3]	1,650,000	1,566,537
Reynolds American, Inc.
5.70%	08/15/35		940,000	839,523
Triton Water Holdings, Inc.
6.25%	04/01/29	[1]	500,000	411,250
WarnerMedia Holdings, Inc.
4.28%	03/15/32		4,320,000	3,667,462

				11,697,804

Diversified REITs — 1.14%
American Tower Corp.
0.88%	05/21/29		515,000	445,343
1.00%	01/15/32		510,000	404,804
2.30%	09/15/31		1,230,000	934,323
2.70%	04/15/31		230,000	182,625

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Diversified REITs (continued)
5.65%	03/15/33		$570,000	$548,234
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[3]	375,000	323,239
Crown Castle, Inc.
2.50%	07/15/31		1,333,000	1,039,753
Digital Dutch Finco BV
(Netherlands)
1.25%	02/01/31	[3]	1,185,000	964,397
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31	[3]	245,000	185,311
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		30,000	25,518
4.00%	01/15/31		505,000	421,051
5.38%	04/15/26		848,000	822,982
5.75%	06/01/28		1,465,000	1,406,078
VICI Properties LP
4.95%	02/15/30		20,000	18,454
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29	[1]	1,675,000	1,449,174
4.13%	08/15/30	[1]	165,000	141,138
4.50%	01/15/28	[1]	605,000	552,746
4.63%	06/15/25	[1]	60,000	58,005
5.75%	02/01/27	[1]	540,000	523,329
Weyerhaeuser Co.
3.38%	03/09/33		810,000	663,804

				11,110,308

Electric — 2.00%
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	1,625,000	1,347,994
Appalachian Power Co.,
Series H
5.95%	05/15/33		350,000	343,730
Appalachian Power Co.,
Series X
3.30%	06/01/27		410,000	376,394
Arizona Public Service Co.
5.55%	08/01/33		975,000	945,044
Black Hills Corp.
5.95%	03/15/28		1,765,000	1,767,227
Duke Energy Corp.
2.65%	09/01/26		30,000	27,610
3.10%	06/15/28		1,030,000	1,025,799
4.30%	03/15/28		1,105,000	1,047,298
Eversource Energy
4.60%	07/01/27		1,295,000	1,246,610
5.13%	05/15/33		905,000	843,660
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	853,000	740,626
ITC Holdings Corp.
4.95%	09/22/27	[1]	2,190,000	2,132,638
5.40%	06/01/33	[1]	1,000,000	950,704

See accompanying Notes to Financial Statements.

95 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	$995,000	$986,045
Metropolitan Edison Co.
4.00%	04/15/25	[1]	770,000	738,643
4.30%	01/15/29	[1]	550,000	511,534
Pennsylvania Electric Co.
5.15%	03/30/26	[1]	500,000	491,017
Public Service Co. of New Mexico
3.85%	08/01/25		1,405,000	1,344,102
Southwestern Electric Power Co.
5.30%	04/01/33		1,030,000	973,303
TenneT Holding BV
(EMTN)
(Netherlands)
4.50%	10/28/34	[3]	1,565,000	1,747,968

				19,587,946

Energy — 1.42%
Boston Gas Co.
3.76%	03/16/32	[1]	2,400,000	2,014,627
Columbia Pipelines Operating Co. LLC
5.93%	08/15/30	[1]	1,465,000	1,448,305
Energy Transfer LP
3.75%	05/15/30		315,000	275,086
4.95%	05/15/28		750,000	717,596
Energy Transfer Operating LP
5.25%	04/15/29		1,145,000	1,098,295
National Gas Transmission PLC,
(EMTN)
(United Kingdom)
4.25%	04/05/30	[3]	455,000	474,159
NiSource, Inc.
5.40%	06/30/33		1,400,000	1,339,073
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31	[3]	2,452,000	1,755,387
6.35%	02/12/48	[3]	125,000	71,653
Piedmont Natural Gas Co., Inc.
5.40%	06/15/33		550,000	525,503
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30		525,000	451,307
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	400,000	347,000
4.95%	07/15/29	[1]	1,000,000	892,147
Sabine Pass Liquefaction LLC
4.50%	05/15/30		292,000	267,887
Southern Co. Gas Capital Corp.
5.75%	09/15/33		1,500,000	1,471,897
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34	[3]	100,000	87,211
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[1]	825,000	695,860

				13,932,993

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance — 4.40%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	$2,045,000	$1,833,374
3.00%	10/29/28	[3]	1,000,000	857,909
3.30%	01/30/32	[3]	285,000	227,005
Air Lease Corp.
3.25%	03/01/25		820,000	784,175
3.25%	10/01/29		525,000	446,898
3.63%	12/01/27		355,000	321,864
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	1,558,000	1,316,366
2.88%	02/15/25	[1,3]	1,160,000	1,094,937
Capital One Financial Corp.
1.34%	12/06/24	[4]	2,090,000	2,067,600
Cboe Global Markets, Inc.
3.00%	03/16/32		820,000	673,767
Citigroup, Inc.
2.52%	11/03/32	[4]	3,285,000	2,510,650
2.56%	05/01/32	[4]	785,000	607,998
2.57%	06/03/31	[4]	1,305,000	1,041,136
2.98%	11/05/30	[4]	290,000	242,567
3.52%	10/27/28	[4]	1,505,000	1,362,307
Durrah MSN 35603
(Cayman Islands)
1.68%	01/22/25	[3]	866,976	844,818
GGAM Finance Ltd.
(Cayman Islands)
8.00%	06/15/28	[1,3]	457,000	456,049
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	840,000	833,379
1.22%	12/06/23		2,090,000	2,072,910
2.38%	07/21/32	[4]	490,000	373,346
2.65%	10/21/32	[4]	2,475,000	1,911,475
3.75%	02/25/26		20,000	19,020
3.81%	04/23/29	[4]	2,555,000	2,322,263
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%	05/15/27		526,000	463,580
6.25%	05/15/26		300,000	279,651
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[1]	300,000	257,720
JPMorgan Chase & Co.
0.56%	02/16/25	[4]	910,000	890,051
1.04%	02/04/27	[4]	1,465,000	1,303,752
1.56%	12/10/25	[4]	2,280,000	2,155,036
1.95%	02/04/32	[4]	890,000	675,390
Morgan Stanley
2.48%	09/16/36	[4]	620,000	453,216
2.95%	05/07/32	[4]	415,000	390,638
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	1,245,000	1,097,289
2.70%	01/22/31	[4]	1,570,000	1,283,352
Morgan Stanley
(MTN)
1.16%	10/21/25	[4]	4,790,000	4,522,537

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 96

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
2.63%	02/18/26	[4]	$860,000	$818,141
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,4]	700,000	626,402
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[1,3]	40,000	39,808
Safina Ltd.
(Cayman Islands)
2.00%	12/30/23	[3]	639,971	635,069
Sandalwood 2013 LLC
2.90%	07/10/25		634,492	618,901
TIAA FSB Holdings, Inc.
5.75%	07/02/25		1,150,000	1,082,817
UBS Group AG
(Switzerland)
1.36%	01/30/27	[1,3,4]	1,000,000	888,872
Vonovia SE
(Georgia)
1.00%	06/16/33	[3]	300,000	217,769
Vonovia SE,
(EMTN)
(Georgia)
5.00%	11/23/30	[3]	100,000	104,464

				43,026,268

Food — 0.61%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34	[1,3]	2,030,000	1,976,327
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.00%	02/02/29	[3]	1,435,000	1,206,922
3.00%	05/15/32	[3]	1,185,000	893,877
Pilgrim’s Pride Corp.
3.50%	03/01/32		925,000	716,575
5.88%	09/30/27	[1]	65,000	66,016
6.25%	07/01/33		580,000	546,119
Post Holdings, Inc.
5.75%	03/01/27	[1]	600,000	579,000

				5,984,836

Health Care — 3.51%
AbbVie, Inc.
3.60%	05/14/25		1,152,000	1,113,895
3.85%	06/15/24		1,342,000	1,322,555
Aetna, Inc.
3.50%	11/15/24		1,250,000	1,217,684
Alcon Finance Corp.
2.75%	09/23/26	[1]	2,300,000	2,115,948
Amgen, Inc.
3.00%	02/22/29		500,000	444,253
5.25%	03/02/33		4,240,000	4,054,411
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	2,914,000	2,709,554

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
5.50%	08/15/25	[1]	$1,100,000	$1,089,752
Bayer U.S. Finance LLC
3.38%	10/08/24	[1]	1,020,000	992,794
Baylor Scott & White Holdings
2.65%	11/15/26		1,530,000	1,393,456
Becton Dickinson & Co.
3.36%	06/06/24		589,000	578,726
Catalent Pharma Solutions, Inc.,
Series REGS
2.38%	03/01/28		530,000	472,299
Centene Corp.
3.00%	10/15/30		2,000,000	1,615,650
4.25%	12/15/27		445,000	410,630
CommonSpirit Health
2.78%	10/01/30		1,055,000	870,784
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		1,540,000	1,289,845
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31	[3]	550,000	428,441
Grifols SA
(Spain)
4.75%	10/15/28	[1,3]	1,068,000	913,707
HCA, Inc.
4.13%	06/15/29		1,145,000	1,035,431
5.25%	04/15/25		865,000	854,605
5.88%	02/15/26		2,530,000	2,518,861
5.88%	02/01/29		1,000,000	985,599
7.05%	12/01/27		80,000	82,386
Humana, Inc.
1.35%	02/03/27		955,000	832,108
3.85%	10/01/24		860,000	842,726
IQVIA, Inc.
5.70%	05/15/28	[1]	1,725,000	1,678,152
Kedrion SpA
(Italy)
6.50%	09/01/29	[1,3]	700,000	603,750
Medtronic Global Holdings SCA
(Luxembourg)
3.38%	10/15/34	[3]	300,000	294,314
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	1,250,000	898,428
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	230,000	185,725
Royalty Pharma PLC
(United Kingdom)
2.20%	09/02/30	[3]	675,000	524,615

				34,371,084

Health Care REITs — 0.40%
Healthcare Reality Holdings LP
3.50%	08/01/26		225,000	208,867
Healthcare Realty Holdings LP
3.63%	01/15/28		911,000	812,519
3.88%	05/01/25		1,255,000	1,183,708

See accompanying Notes to Financial Statements.

97 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care REITs (continued)
Physicians Realty LP
3.95%	01/15/28		$1,223,000	$1,106,402
4.30%	03/15/27		590,000	554,459

				3,865,955

Hotel & Resort REITs — 0.07%
Host Hotels & Resorts LP,
Series H
3.38%	12/15/29		758,000	637,300

Industrial REITs — 0.15%
Prologis Euro Finance LLC
0.50%	02/16/32		625,000	470,522
0.63%	09/10/31		150,000	117,665
Prologis Euro Finance LLC
(EMTN)
1.00%	02/08/29		380,000	335,348
Rexford Industrial Realty LP
2.15%	09/01/31		135,000	100,756
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	555,000	463,265

				1,487,556

Industrials — 0.92%
Amcor Finance USA, Inc.
3.63%	04/28/26		1,950,000	1,840,380
Artera Services LLC
9.03%	12/04/25	[1]	227,000	209,781
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	630,000	616,459
Berry Global, Inc.
1.50%	01/15/27	[1]	690,000	660,518
1.65%	01/15/27		95,000	81,757
4.88%	07/15/26	[1]	1,055,000	1,010,949
Boeing Co. (The)
1.43%	02/04/24		1,300,000	1,279,873
Cellnex Finance Co. SA
(EMTN)
(Spain)
2.00%	09/15/32	[3]	300,000	248,251
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
6.01%	05/05/26	[2]	1,028,000	1,026,851
(CME Term SOFR 3-Month plus 0.74%)
6.11%	08/15/36	[2]	1,115,000	993,508
Rolls-Royce PLC
(EMTN)
(United Kingdom)
1.63%	05/09/28	[3]	230,000	208,230
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[1,3]	410,000	393,691

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
TransDigm, Inc.
6.75%	08/15/28	[1]	$425,000	$419,146

				8,989,394

Information Technology — 0.68%
Apple, Inc.
3.25%	02/23/26		20,000	19,117
Broadcom, Inc.
2.60%	02/15/33	[1]	1,017,000	759,017
Fiserv, Inc.
5.63%	08/21/33		1,475,000	1,430,334
Open Text Corp.
(Canada)
6.90%	12/01/27	[1,3]	250,000	251,232
Oracle Corp.
2.30%	03/25/28		1,000,000	866,298
2.88%	03/25/31		1,255,000	1,025,865
2.95%	04/01/30		1,855,000	1,561,708
VMware, Inc.
1.00%	08/15/24		815,000	781,043

				6,694,614

Insurance — 1.23%
Aon Corp.
4.50%	12/15/28		1,235,000	1,174,363
Athene Global Funding
1.99%	08/19/28	[1]	2,555,000	2,087,830
3.21%	03/08/27	[1]	530,000	475,309
Brown & Brown, Inc.
4.20%	03/17/32		1,330,000	1,149,754
Equitable Financial Life Global Funding
1.30%	07/12/26	[1]	1,190,000	1,041,115
Metropolitan Life Global Funding I
3.30%	03/21/29	[1]	1,200,000	1,066,817
4.30%	08/25/29	[1]	1,535,000	1,433,148
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[1,4]	1,212,000	1,212,173
New York Life Global Funding
3.00%	01/10/28	[1]	50,000	45,289
Trinity Acquisition PLC
(United Kingdom)
4.40%	03/15/26	[3]	1,385,000	1,330,195
Willis North America, Inc.
4.65%	06/15/27		1,025,000	981,706

				11,997,699

Materials — 0.25%
International Flavors & Fragrances, Inc.
1.23%	10/01/25	[1]	950,000	851,726
1.80%	09/25/26		220,000	210,767
2.30%	11/01/30	[1]	1,805,000	1,359,342

				2,421,835

Office REITs — 0.20%
Hudson Pacific Properties LP
3.25%	01/15/30		310,000	212,938
3.95%	11/01/27		145,000	114,587

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 98

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Office REITs (continued)
4.65%	04/01/29		$1,315,000	$991,254
Kilroy Realty LP
4.25%	08/15/29		721,000	618,174

				1,936,953

Real Estate Investment Trust (REIT) — 0.12%
American Tower Corp.
5.25%	07/15/28		400,000	386,844
Annington Funding PLC
(EMTN)
(United Kingdom)
3.18%	07/12/29	[3]	200,000	203,069
Realty Income Corp.
5.13%	07/06/34		465,000	488,387
Vonovia Finance BV
(Netherlands)
2.25%	04/07/30	[3]	100,000	89,408

				1,167,708

Residential REITs — 0.15%
American Homes 4 Rent LP
3.63%	04/15/32		895,000	739,642
Invitation Homes Operating Partnership LP
2.00%	08/15/31		415,000	307,266
2.70%	01/15/34		560,000	409,851

				1,456,759

Retail — 0.29%
7-Eleven, Inc.
0.80%	02/10/24	[1]	1,565,000	1,535,426
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[1]	227,000	185,452
FirstCash, Inc.
5.63%	01/01/30	[1]	415,000	374,106
Michaels Cos., Inc. (The)
5.25%	05/01/28	[1]	405,000	323,913
Tractor Supply Co.
5.25%	05/15/33		490,000	462,300

				2,881,197

Services — 0.16%
Global Payments, Inc.
4.88%	03/17/31		200,000	206,686
5.30%	08/15/29		1,240,000	1,182,572
Upbound Group, Inc.
6.38%	02/15/29	[1]	100,000	89,625
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	100,000	93,442

				1,572,325

Specialized REITs — 0.60%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	560,000	487,082

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Specialized REITs (continued)
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28	[3]	$325,000	$272,020
1.63%	04/20/30	[3]	235,000	185,092
1.75%	03/12/29	[3]	415,000	345,047
CubeSmart LP
3.00%	02/15/30		220,000	183,119
4.38%	02/15/29		673,000	622,853
Extra Space Storage LP
2.20%	10/15/30		1,149,000	891,874
2.55%	06/01/31		163,000	127,037
3.88%	12/15/27		915,000	839,323
3.90%	04/01/29		1,650,000	1,481,483
Public Storage Operating Co.
0.50%	09/09/30		575,000	466,896

				5,901,826

Transportation — 0.28%
Canadian Pacific Railway Co.
(Canada)
1.35%	12/02/24	[3]	490,000	464,723
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		321,526	321,461
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		229,661	231,223
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		218,195	209,240
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36		1,500,000	1,459,535

				2,686,182

Water — 0.05%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31	[3]	490,000	460,738

Total Corporates
(Cost $287,020,766)				268,737,954

MORTGAGE-BACKED — 22.21%**

Non-Agency Commercial Mortgage-Backed — 2.68%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL2, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.21%)
6.55%	05/15/36	[1,2,3]	1,688,000	1,676,332
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38	[1,4]	1,095,000	961,291

See accompanying Notes to Financial Statements.

99 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(CME Term SOFR 1-Month plus 1.03%)
6.37%	10/15/36	[1,2]	$1,648,466	$1,644,481
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	375,000	316,452
BXSC Commercial Mortgage Trust,
Series 2022-WSS, Class D
(CME Term SOFR 1-Month plus 3.19%)
8.52%	03/15/35	[1,2]	1,550,000	1,531,121
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39	[1]	715,000	568,516
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49		3,250,000	3,040,990
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49		1,000,000	934,422
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.19%	03/10/47	[4]	15,505,230	3,442
Credit Suisse Mortgage Capital Trust,
Series 2019-ICE4, Class E
(CME Term SOFR 1-Month plus 2.20%)
7.53%	05/15/36	[1,2]	1,820,471	1,799,754
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45	[1]	765,000	604,091
Frost CMBS DAC,
Series 2021-1X, Class EUA
(Ireland)
(3-Month Euribor plus 1.15%)
4.97%	11/20/33	[2,3]	1,338,217	1,348,014
GPMT Ltd.,
Series 2021-FL4, Class AS
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.81%)
7.14%	12/15/36	[1,2,3]	2,380,000	2,290,846
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	760,000	644,104
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,4]	765,000	629,546
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.69%	05/15/48	[4]	19,824,068	135,753
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	740,000	629,201

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class A
(Ireland)
(3-Month Euribor plus 0.75%)
4.54%	08/17/33	[1,2,3]	$2,338,773	$2,399,052
Last Mile Securities PE 2021 DAC,
Series 2021-1A, Class A1
(Ireland)
(3-Month Euribor plus 0.90%)
4.69%	08/17/31	[1,2,3]	2,172,553	2,229,471
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40	[1]	520,000	373,135
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	960,000	765,734
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/15/32	[1,4]	560,000	550,973
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	45,000	29,867
Taurus UK DAC,
Series 2021-UK4X, Class D
(Ireland)
(SONIA plus 2.10%)
7.32%	08/17/31	[2,3]	655,585	743,330
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.32%	02/15/48	[4]	29,857,141	342,296

				26,192,214

Non-Agency Mortgage-Backed — 6.52%
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE2, Class M5
(CME Term SOFR 1-Month plus 1.13%)
6.45%	04/25/35	[2]	2,036,788	1,968,311
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W3, Class M1
(CME Term SOFR 1-Month plus 0.77%)
6.09%	11/25/35	[2]	4,544,351	4,363,105
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(CME Term SOFR 1-Month plus 1.09%)
6.41%	12/25/34	[2]	305,258	269,194
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		3,440	3,340
Banc of America Funding Trust,
Series 2014-R6, Class 2A11
5.69%	07/26/36	[1,4]	1,700,000	1,353,026
Bear Stearns ALT-A Trust,
Series 2004-12, Class 1M1
(CME Term SOFR 1-Month plus 1.04%)
6.36%	01/25/35	[2]	1,234,309	1,228,147

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 100

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Chevy Chase Mortgage Funding LLC, Mortgage-Backed
Certificates,
Series 2005-2A, Class A1
(CME Term SOFR 1-Month plus 0.29%)
5.61%	05/25/36	[1,2]	$33,919	$30,275
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	2,174,363	1,867,164
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.06%	02/25/35	[2]	3,336,754	3,025,239
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH1, Class M5
(CME Term SOFR 1-Month plus 0.89%)
6.21%	01/25/36	[2]	1,071,447	1,059,923
Countrywide Asset-Backed Certificates Trust,
Series 2005-7, Class MV5
(CME Term SOFR 1-Month plus 1.24%)
6.56%	11/25/35	[2]	4,021,655	3,894,583
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
5.37%	08/25/34	[4]	50,598	45,030
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.72%	03/25/61	[1,4]	3,826,690	3,728,051
Credit Suisse Mortgage Capital Trust,
Series 2022-ATH2, Class A1
4.55%	05/25/67	[1,4]	1,766,627	1,675,806
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1 (STEP-reset date 11/25/23)
3.38%	12/25/32		430,750	398,378
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF4 (STEP-reset date 11/25/23)
3.05%	12/25/36		335,508	261,906
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(CME Term SOFR 1-Month plus 0.17%)
3.06%	04/25/37	[2]	96,286	56,408
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A3
(CME Term SOFR 1-Month plus 0.36%)
3.06%	04/25/37	[2]	1,144,128	681,564
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1M1
(SOFR30A plus 1.00%)
6.31%	12/25/41	[1,2]	909,950	903,868
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
6.06%	09/25/34	[4]	30,846	28,963
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1A
(SOFR30A plus 1.00%)
6.31%	01/25/42	[1,2]	1,505,300	1,491,806

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA2, Class M1B
(SOFR30A plus 2.40%)
7.71%	02/25/42	[1,2]	$2,480,000	$2,494,633
GCAT Trust,
Series 2021-NQM5, Class A1
1.26%	07/25/66	[1,4]	3,988,078	3,052,803
GSAA Home Equity Trust,
Series 2005-9, Class M2
(CME Term SOFR 1-Month plus 0.86%)
6.18%	08/25/35	[2]	2,158,000	2,113,476
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
4.56%	08/25/34	[4]	7,382	7,326
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(CME Term SOFR 1-Month plus 2.11%)
6.43%	10/25/37	[2]	1,408,649	1,290,211
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.06%	11/25/35	[2]	105,156	102,376
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(CME Term SOFR 1-Month plus 0.97%)
6.29%	09/25/34	[2]	6,824	6,096
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(CME Term SOFR 1-Month plus 0.91%)
6.23%	11/25/34	[2]	18,889	16,582
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.09%	06/25/37	[4]	464,636	415,550
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		16,441	16,299
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A4
6.75%	02/25/28		4,377	4,340
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		32,078	31,907
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(CME Term SOFR 1-Month plus 0.40%)
5.72%	07/25/36	[2]	378,017	376,657
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
4.19%	05/25/37	[4]	97,206	82,373
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.81%	01/25/34	[4]	22,321	21,341

See accompanying Notes to Financial Statements.

101 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF2, Class A1
(CME Term SOFR 1-Month plus 0.73%)
6.05%	09/25/37	[2]	$375,880	$367,383
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
5.73%	10/25/32	[4]	4,152	3,992
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
6.30%	10/25/32	[4]	11,043	10,347
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(CME Term SOFR 1-Month plus 0.47%)
5.79%	06/25/37	[2]	304,862	281,519
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(CME Term SOFR 1-Month plus 0.61%)
5.93%	06/25/37	[2]	563,376	520,389
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		260,456	251,635
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(CME Term SOFR 1-Month plus 1.04%)
6.36%	07/25/34	[2]	110,022	106,809
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE3, Class M5
(CME Term SOFR 1-Month plus 1.15%)
6.47%	07/25/35	[2]	2,903,895	2,783,338
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(CME Term SOFR 1-Month plus 0.33%)
5.65%	04/25/37	[2]	713,826	706,823
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(CME Term SOFR 1-Month plus 0.79%)
6.11%	03/25/35	[2]	1,035,916	1,033,713
New York Mortgage Trust,
Series 2005-3, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.91%	02/25/36	[2]	247,631	242,272
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 10/25/23)
2.95%	10/25/25	[1]	2,093,605	2,052,269
PRPM LLC,
Series 2021-11, Class A1 (STEP-reset date 10/25/23)
2.49%	11/25/26	[1]	1,295,361	1,229,647
PRPM LLC,
Series 2021-6, Class A1 (STEP-reset date 10/25/23)
1.79%	07/25/26	[1]	1,698,521	1,597,726
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 10/25/23)
5.56%	06/25/27	[1]	2,072,043	2,033,244
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
4.79%	10/25/35	[1,4]	887,980	851,856

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31		$15,201	$12,856
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31		5,847	4,942
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.71%	12/25/34	[4]	11,271	10,072
Saxon Asset Securities Trust,
Series 2007-1, Class A2D
(CME Term SOFR 1-Month plus 0.35%)
5.67%	01/25/47	[2]	4,316,774	3,944,274
Soundview Home Loan Trust,
Series 2005-OPT4, Class M1
(CME Term SOFR 1-Month plus 0.80%)
6.12%	12/25/35	[2]	4,500,000	3,745,555
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
4.53%	10/25/34	[4]	518,028	482,239
Structured Asset Mortgage Investments II Trust,
Series 2005-AR1, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	04/19/35	[2]	275,908	259,402
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
3.91%	02/25/36	[2]	210,440	175,285
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
4.00%	05/25/36	[4]	1,682,018	917,478
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 10/25/23)
2.12%	04/25/51	[1]	1,032,061	965,026
VOLT XCVI LLC,
Series 2021-NPL5, Class A1 (STEP-reset date 10/25/23)
2.12%	03/27/51	[1]	554,243	526,990
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(CME Term SOFR 1-Month plus 1.67%)
6.99%	10/25/45	[2]	353,729	335,731

				63,818,869

U.S. Agency Commercial Mortgage-Backed — 0.28%
Fannie Mae Pool AN2786
2.76%	09/01/36		46,557	36,658
Fannie Mae Pool BL6060
2.46%	04/01/40		1,160,000	763,798
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ42, Class A1
3.90%	07/25/29		2,023,426	1,918,351

				2,718,807

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 102

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed — 12.73%
Fannie Mae Pool 253974
7.00%	08/01/31		$479	$479
Fannie Mae Pool 527247
7.00%	09/01/26		3	3
Fannie Mae Pool 545191
7.00%	09/01/31		361	365
Fannie Mae Pool 545646
7.00%	09/01/26		3	3
Fannie Mae Pool 549740
6.50%	10/01/27		984	989
Fannie Mae Pool 630599
7.00%	05/01/32		1,904	1,912
Fannie Mae Pool 655928
7.00%	08/01/32		1,238	1,280
Fannie Mae Pool 735207
7.00%	04/01/34		593	603
Fannie Mae Pool 735861
6.50%	09/01/33		26,609	26,791
Fannie Mae Pool 764388
(RFUCCT6M plus 1.38%)
4.76%	03/01/34	[2]	6,285	6,158
Fannie Mae Pool 776708
5.00%	05/01/34		57,101	55,983
Fannie Mae Pool 844773
(RFUCCT1Y plus 1.56%)
3.81%	12/01/35	[2]	2,636	2,597
Fannie Mae Pool 889184
5.50%	09/01/36		44,195	43,996
Fannie Mae Pool 890221
5.50%	12/01/33		62,289	62,067
Fannie Mae Pool 939419
(RFUCCT1Y plus 1.27%)
4.64%	05/01/37	[2]	19,138	18,643
Fannie Mae Pool AL0209
4.50%	05/01/41		177,458	170,113
Fannie Mae Pool CA1710
4.50%	05/01/48		7,667	7,167
Fannie Mae Pool CA1711
4.50%	05/01/48		523,105	489,007
Fannie Mae Pool CA2208
4.50%	08/01/48		6,790	6,347
Fannie Mae Pool CB2430
3.00%	12/01/51		2,292,242	1,899,779
Fannie Mae Pool FM2318
3.50%	09/01/49		891,456	780,840
Fannie Mae Pool FS1598
2.00%	04/01/52		3,026,775	2,301,983
Fannie Mae Pool FS2646
3.00%	06/01/52		3,382,287	2,807,440
Fannie Mae Pool MA1527
3.00%	08/01/33		11,809	10,752
Fannie Mae Pool MA1561
3.00%	09/01/33		660,638	601,510
Fannie Mae Pool MA1608
3.50%	10/01/33		569,314	528,740

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA3427
4.00%	07/01/33		$5,540	$5,266
Fannie Mae Pool MA3537
4.50%	12/01/48		471,418	440,673
Fannie Mae Pool MA3811
3.00%	10/01/49		414,518	341,662
Fannie Mae Pool MA4152
2.00%	10/01/40		2,313,217	1,873,956
Fannie Mae Pool MA4333
2.00%	05/01/41		641,955	516,349
Fannie Mae Pool MA4512
2.50%	01/01/52		2,077,334	1,652,035
Fannie Mae Pool MA4548
2.50%	02/01/52		2,527,649	2,010,036
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31		65,018	65,646
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X SOFR30A plus 99.20%, 9.80% Cap)
9.80%	01/25/34	[2]	2,004	1,989
Fannie Mae REMICS,
Series 2007-64, Class FA
(SOFR30A plus 0.58%)
5.90%	07/25/37	[2]	27,375	27,085
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X SOFR30A plus 5.94%, 6.05% Cap)
0.62%	11/25/36	[2]	468,125	27,427
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47		2,987	2,795
Fannie Mae REMICS,
Series 2018-43, Class CT
3.00%	06/25/48		179,511	154,299
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47		20,802	19,907
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47		128,017	123,026
Fannie Mae Trust,
Series 2003-W6, Class 5T (IO)
(-1.00 X SOFR30A plus 8.04%, 0.55% Cap)
0.55%	09/25/42	[2]	5,873,903	100,620
Freddie Mac Gold Pool A25162
5.50%	05/01/34		48,409	48,473
Freddie Mac Gold Pool A33262
5.50%	02/01/35		21,488	21,326
Freddie Mac Gold Pool A68781
5.50%	10/01/37		2,838	2,822
Freddie Mac Gold Pool C03813
3.50%	04/01/42		478,296	427,707
Freddie Mac Gold Pool G01548
7.50%	07/01/32		140,165	146,381

See accompanying Notes to Financial Statements.

103 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G01644
5.50%	02/01/34		$32,058	$31,959
Freddie Mac Gold Pool G02366
6.50%	10/01/36		26,827	27,795
Freddie Mac Gold Pool G08844
5.00%	10/01/48		132,245	127,209
Freddie Mac Gold Pool G15897
2.50%	09/01/31		15,972	14,648
Freddie Mac Gold Pool G16085
2.50%	02/01/32		967,421	875,399
Freddie Mac Gold Pool G16524
3.50%	05/01/33		34,924	32,752
Freddie Mac Gold Pool G16756
3.50%	01/01/34		586,532	548,341
Freddie Mac Gold Pool G18581
2.50%	01/01/31		15,307	13,983
Freddie Mac Pool SD7503
3.50%	08/01/49		2,398,839	2,100,904
Freddie Mac Pool SD8199
2.00%	03/01/52		1,636,930	1,244,951
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	20	20
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		10,780	10,694
Freddie Mac REMICS,
Series 3460, Class SA (IO)
(-1.00 X SOFR30A plus 6.09%, 6.20% Cap)
0.77%	06/15/38	[2]	444,505	25,460
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X SOFR30A plus 6.50%, 6.61% Cap)
1.18%	04/15/42	[2]	398,714	32,448
Ginnie Mae (TBA)
2.50%	10/20/53		3,900,000	3,188,091
4.50%	10/20/53		4,425,000	4,088,112
5.00%	10/20/53		2,200,000	2,084,844
Ginnie Mae I Pool 782810
4.50%	11/15/39		324,523	309,375
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	07/20/34	[2]	8,883	8,623
Ginnie Mae II Pool MA4454
5.00%	05/20/47		12,484	12,146
Ginnie Mae II Pool MA4511
4.00%	06/20/47		3,144	2,885
Ginnie Mae II Pool MA4588
4.50%	07/20/47		109,575	103,573
Ginnie Mae II Pool MA4589
5.00%	07/20/47		611,667	594,940
Ginnie Mae II Pool MA4838
4.00%	11/20/47		287,163	262,566

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4901
4.00%	12/20/47		$232,535	$212,616
Ginnie Mae II Pool MA5399
4.50%	08/20/48		283,927	266,123
Ginnie Mae II Pool MA5530
5.00%	10/20/48		3,427	3,305
Ginnie Mae II Pool MA6030
3.50%	07/20/49		39,093	33,733
Ginnie Mae II Pool MA6080
3.00%	08/20/49		20,655	17,064
Ginnie Mae II Pool MA6209
3.00%	10/20/49		363,898	300,640
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X CME Term SOFR 1-Month plus 14.07%, 14.30%
Cap)
3.44%	11/26/23	[2]	35	35
UMBS (TBA)
2.50%	10/01/53		5,975,000	4,741,019
3.00%	10/01/53		11,600,000	9,593,109
3.50%	10/01/53		375,000	322,558
4.00%	10/01/53		11,825,000	10,528,869
4.50%	10/01/53		27,125,000	24,906,260
5.00%	10/01/53		22,600,000	21,319,047
5.50%	10/01/53		19,350,000	18,700,717

				124,521,840

Total Mortgage-Backed
(Cost $231,334,288)				217,251,730

MUNICIPAL BONDS — 0.80%*

California — 0.00%
Los Angeles Department of Water & Power Power System
Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27		50,000	50,843

Florida — 0.05%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series C
4.06%	10/01/31		280,000	254,563
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.50%	10/01/31		245,000	213,823

				468,386

Massachusetts — 0.17%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31		1,729,016	1,627,350

Michigan — 0.07%
University of Michigan Revenue Bonds, Series C
3.48%	04/01/33		750,000	652,724

New York — 0.51%
City of New York General Obligation, Public Improvements,
Series 2
1.70%	03/01/29		250,000	207,632

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 104

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements
6.55%	11/15/31		$25,000	$25,358
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27		1,465,000	1,467,588
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Series F, Subseries F-3
5.13%	02/01/35		718,000	694,663
5.15%	02/01/36		718,000	692,281
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29		590,000	499,643
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series D
5.50%	03/15/30		70,000	69,881
New York State Urban Development Corp. Revenue Bonds,
Transit Improvements, Series B
2.01%	03/15/30		1,630,000	1,336,641

				4,993,687

Pennsylvania — 0.00%
Pennsylvania Economic Development Financing Authority
Revenue Bonds, University of Pittsburgh Medical Center,
Series B
3.20%	11/15/27		40,000	36,430

Total Municipal Bonds
(Cost $8,436,982)				7,829,420

U.S. TREASURY SECURITIES — 43.13%

U.S. Treasury Bonds — 1.25%
U.S. Treasury Bonds
4.13%	08/15/53		215,000	195,149
U.S. Treasury Bonds - Treasury Inflation - Indexed Bonds
1.25%	04/15/28	[9]	6,007,695	5,712,004
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
(WI)
1.38%	07/15/33	[9]	6,854,416	6,341,170

				12,248,323

U.S. Treasury Notes — 41.88%
U.S. Treasury Notes
3.88%	08/15/33		57,975,000	54,772,788
4.38%	08/31/28		45,720,000	45,266,986
U.S. Treasury Notes (WI)
4.50%	09/30/28		192,810,000	192,938,035
4.63%	09/15/26		36,215,000	36,039,575
5.13%	09/30/25		80,720,000	80,640,169

				409,657,553

Total U.S. Treasury Securities
(Cost $424,991,028)				421,905,876

Total Bonds — 99.37%
(Cost $1,009,275,724)				971,938,978

Issues	Shares	Value

COMMON STOCK — 0.03%

Communications — 0.03%
Intelsat Emergence SA3,5,6,7
(Luxembourg)	15,282	$342,317

Electric — 0.00%
Homer City Holdings LLC†,5,6,7	8,014	—

Total Common Stock
(Cost $968,944)		342,317

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,7
(Luxembourg)	1,599	—
Intelsat Jackson Holdings SA, Series B†,3,5,6,7
(Luxembourg)	1,599	—

		—

Total Rights
(Cost $35)		—

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 17.80%

Money Market Funds — 9.14%
Dreyfus Government Cash Management Fund
5.22%[10]		40,404,000	40,404,000
Fidelity Investments Money Market Funds - Government
Portfolio
5.23%[10,11]		179,337	179,337
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.27%[10]		48,860,000	48,860,000

			89,443,337

U.S. Treasury Bills — 8.66%
U.S. Treasury Bills (WI)
5.45%[12]	11/28/23	$75,400,000	74,764,583
5.38%[12]	12/05/23	10,000,000	9,905,573

			84,670,156

Total Short-Term Investments
(Cost $174,119,010)			174,113,493

Total Investments - 117.20%
(Cost $1,184,363,713)			1,146,394,788

Liabilities in Excess of Other Assets - (17.20)%			(168,261,841)

Net Assets - 100.00%			$978,132,947

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.

See accompanying Notes to Financial Statements.

105 / Semi-Annual Report September 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,069,918, which is 0.21% of total net assets.
[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Inflation protected security. Principal amount reflects original security face amount.
[10]	Represents the current yield as of September 30, 2023.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $3,294.
[12]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 22,576,144	EUR 20,681,000	Citibank N.A.	10/13/23	$667,115
USD 1,505,830	GBP 1,173,000	Citibank N.A.	10/13/23	73,997

				741,112

EUR 314,000	USD 335,145	Citibank N.A.	10/13/23	(2,499)

NET UNREALIZED APPRECIATION				$738,613

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	1,674	12/29/23	$339,338,110	$(1,110,683)	$(1,110,683)
U.S. Treasury Ten-Year Ultra Bond	174	12/19/23	19,411,875	(614,042)	(614,042)
U.S. Treasury Five-Year Note	171	12/29/23	18,016,453	(131,787)	(131,787)

			376,766,438	(1,856,512)	(1,856,512)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	78	12/19/23	(9,257,625)	685,779	685,779
Euro-Bobl Future	49	12/07/23	(6,004,965)	61,347	61,347
Euro-Bund Future	37	12/07/23	(5,039,311)	155,475	155,475

			(20,301,901)	902,601	902,601

TOTAL FUTURES CONTRACTS			$356,464,537	$(953,911)	$(953,911)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 106

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]

Berry Global, Inc., 5.63%, due				Credit Suisse First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	$ 1,155	$10,469	$7,686	$2,783

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See accompanying Notes to Financial Statements.

107 / Semi-Annual Report September 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 103.12%

ASSET-BACKED SECURITIES — 3.82%**
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	10/17/34	[1,2,3]	$70,000	$68,488
Allegro CLO VIII Ltd.,
Series 2018-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.36%)
6.67%	07/15/31	[1,2,3]	30,000	29,932
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	28,737	25,068
Madison Park Funding XXXIX Ltd.,
Series 2021-39A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.26%	10/22/34	[1,2,3]	70,000	68,726
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.73%	07/15/36	[1,2,3]	70,000	69,639
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	34,367	30,045
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.52%	01/25/83	[2]	20,000	19,837
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.52%	04/26/83	[2]	20,000	18,584
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.17%	07/25/73	[2]	35,000	33,962
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.42%	07/25/23	[2]	21,687	21,431
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[2]	20,000	18,931
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[2]	20,000	18,478

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(SOFR90A plus 0.43%)
5.49%	04/25/40	[1,2]	$21,635	$20,920

Total Asset-Backed Securities
(Cost $454,669)				444,041

CORPORATES — 57.09%*

Banking — 9.08%
Bank of America Corp.
2.30%	07/21/32	[6]	165,000	125,219
Bank of America Corp.
(MTN)
2.88%	10/22/30	[6]	150,000	125,128
Bank of America Corp.,
Series N
1.66%	03/11/27	[6]	50,000	44,862
HSBC Holdings PLC
(United Kingdom)
2.80%	05/24/32	[3,6]	125,000	96,918
JPMorgan Chase & Co.
1.58%	04/22/27	[6]	235,000	209,735
Macquarie Group Ltd.
(Australia)
1.63%	09/23/27	[1,3,6]	25,000	21,858
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,6]	5,000	4,947
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34	[6]	40,000	36,281
6.04%	10/28/33	[6]	10,000	9,706
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,6]	15,000	14,587
2.47%	01/11/28	[3,6]	15,000	13,071
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	35,000	34,930
U.S. Bancorp
4.84%	02/01/34	[6]	55,000	48,555
UBS Group AG
(Switzerland)
1.31%	02/02/27	[1,3,6]	45,000	39,892
2.59%	09/11/25	[1,3,6]	20,000	19,251
3.09%	05/14/32	[1,3,6]	40,000	31,724
4.19%	04/01/31	[1,3,6]	70,000	61,159
Wells Fargo & Co.
(MTN)
3.35%	03/02/33	[6]	140,000	113,125
4.90%	07/25/33	[6]	5,000	4,527

				1,055,475

Communications — 3.71%
AT&T, Inc.
2.55%	12/01/33		74,000	54,194

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 108

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32		$100,000	$72,976
Comcast Corp.
1.95%	01/15/31		10,000	7,823
Discovery Communications LLC
3.63%	05/15/30		35,000	29,607
Meta Platforms, Inc.
4.95%	05/15/33		9,000	8,635
Sprint Capital Corp.
8.75%	03/15/32		20,000	23,155
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	28,125	27,835
5.15%	03/20/28	[1]	54,000	53,066
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[1,3]	30,000	27,257
T-Mobile USA, Inc.
2.55%	02/15/31		79,000	62,891
5.05%	07/15/33		55,000	51,052
Walt Disney Co. (The)
7.75%	01/20/24		12,000	12,062

				430,553

Consumer Discretionary — 2.95%
Amcor Finance USA, Inc.
5.63%	05/26/33		15,000	14,423
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28	[1,3]	10,000	9,524
BAT Capital Corp.
4.39%	08/15/37		20,000	15,320
Church & Dwight Co., Inc.
5.60%	11/15/32		35,000	35,116
Constellation Brands, Inc.
2.88%	05/01/30		30,000	25,201
Hyatt Hotels Corp.
1.80%	10/01/24		35,000	33,585
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[1,3]	30,000	28,922
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31	[1,3]	30,000	22,331
Kenvue, Inc.
4.90%	03/22/33	[1]	30,000	28,703
Philip Morris International, Inc.
5.75%	11/17/32		30,000	29,273
Reynolds American, Inc.
5.70%	08/15/35		50,000	44,655
WarnerMedia Holdings, Inc.
4.28%	03/15/32		65,000	55,182

				342,235

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Diversified REITs — 1.97%
American Assets Trust LP
3.38%	02/01/31		$25,000	$18,755
American Tower Corp.
2.30%	09/15/31		35,000	26,587
2.90%	01/15/30		15,000	12,486
5.65%	03/15/33		25,000	24,045
Crown Castle, Inc.
3.30%	07/01/30		25,000	21,119
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		4,000	3,102
4.00%	01/15/30		20,000	17,012
5.30%	01/15/29		20,000	18,668
LXP Industrial Trust
2.38%	10/01/31		25,000	18,374
2.70%	09/15/30		25,000	19,384
VICI Properties LP
5.13%	05/15/32		25,000	22,442
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25	[1]	15,000	14,501
Weyerhaeuser Co.
3.38%	03/09/33		15,000	12,293

				228,768

Electric — 4.50%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	50,000	44,407
Ameren Corp.
3.50%	01/15/31		75,000	64,447
Appalachian Power Co.,
Series X
3.30%	06/01/27		20,000	18,361
Arizona Public Service Co.
6.35%	12/15/32		30,000	30,746
Berkshire Hathaway Energy Co.
1.65%	05/15/31		25,000	18,737
Black Hills Corp.
4.35%	05/01/33		36,000	30,793
CenterPoint Energy Houston Electric LLC
4.95%	04/01/33		5,000	4,753
Commonwealth Edison Co.
6.45%	01/15/38		20,000	20,771
Duke Energy Corp.
2.55%	06/15/31		35,000	27,750
Eversource Energy
4.60%	07/01/27		15,000	14,440
5.13%	05/15/33		10,000	9,322
Exelon Corp.
5.30%	03/15/33		20,000	19,091
ITC Holdings Corp.
4.95%	09/22/27	[1]	20,000	19,476
5.40%	06/01/33	[1]	25,000	23,768
Jersey Central Power & Light Co.
2.75%	03/01/32	[1]	35,000	27,494
Metropolitan Edison Co.
4.00%	04/15/25	[1]	25,000	23,982

See accompanying Notes to Financial Statements.

109 / Semi-Annual Report September 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Narragansett Electric Co. (The)
3.40%	04/09/30	[1]	$35,000	$30,375
Oklahoma Gas and Electric Co.
5.40%	01/15/33		25,000	24,225
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	38,266
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28		15,000	13,921
Xcel Energy, Inc.
3.40%	06/01/30		20,000	17,292

				522,417

Energy — 3.75%
Aker BP ASA
(Norway)
3.10%	07/15/31	[1,3]	35,000	28,061
Boston Gas Co.
3.76%	03/16/32	[1]	25,000	20,986
CenterPoint Energy Resources Corp.
5.40%	03/01/33		25,000	24,099
Columbia Pipelines Operating Co. LLC
6.04%	11/15/33	[1]	30,000	29,300
KeySpan Gas East Corp.
5.99%	03/06/33	[1]	25,000	24,128
Kinder Morgan, Inc.
5.30%	12/01/34		30,000	27,548
NiSource, Inc.
5.40%	06/30/33		20,000	19,129
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31	[3]	30,000	21,477
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31		10,000	7,885
5.40%	06/15/33		50,000	47,773
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		30,000	29,123
Rockies Express Pipeline LLC
3.60%	05/15/25	[1]	20,000	18,877
4.95%	07/15/29	[1]	10,000	8,921
Sabine Pass Liquefaction LLC
4.50%	05/15/30		30,000	27,523
Southern Co. Gas Capital Corp.
5.15%	09/15/32		20,000	18,885
5.75%	09/15/33		27,000	26,494
Southern Natural Gas Co. LLC
4.80%	03/15/47	[1]	30,000	23,166
TransCanada PipeLines Ltd.
(Canada)
5.60%	03/31/34	[3]	35,000	32,842

				436,217

Finance — 6.90%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28	[3]	50,000	42,896

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
3.88%	01/23/28	[3]	$16,000	$14,531
Air Lease Corp.
3.63%	12/01/27		26,000	23,573
4.63%	10/01/28		15,000	13,907
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	21,000	17,743
2.75%	02/21/28	[1,3]	10,000	8,483
4.38%	05/01/26	[1,3]	5,000	4,697
Cboe Global Markets, Inc.
3.00%	03/16/32		20,000	16,433
Citigroup, Inc.
2.52%	11/03/32	[6]	170,000	129,927
2.56%	05/01/32	[6]	50,000	38,726
Discover Financial Services
6.70%	11/29/32		25,000	24,170
Goldman Sachs Group, Inc. (The)
1.95%	10/21/27	[6]	60,000	52,991
2.65%	10/21/32	[6]	75,000	57,924
Intercontinental Exchange, Inc.
1.85%	09/15/32		25,000	18,293
JPMorgan Chase & Co.
1.95%	02/04/32	[6]	110,000	83,475
2.96%	01/25/33	[6]	40,000	31,915
Morgan Stanley
2.48%	09/16/36	[6]	5,000	3,655
Morgan Stanley
(GMTN)
1.51%	07/20/27	[6]	35,000	30,847
Morgan Stanley
(MTN)
1.79%	02/13/32	[6]	175,000	129,696
Nationwide Building Society
(United Kingdom)
1.50%	10/13/26	[1,3]	25,000	21,855
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	16,808	17,345
Raymond James Financial, Inc.
4.65%	04/01/30		20,000	18,838

				801,920

Food — 1.40%
General Mills, Inc.
4.95%	03/29/33		35,000	32,764
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[3]	32,000	25,664
Kellogg Co.
5.25%	03/01/33		30,000	28,577
Pilgrim’s Pride Corp.
3.50%	03/01/32		60,000	46,481
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	40,000	28,807

				162,293

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 110

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care — 8.04%
AbbVie, Inc.
4.50%	05/14/35		$30,000	$27,124
Alcon Finance Corp.
2.75%	09/23/26	[1]	40,000	36,799
Amgen, Inc.
5.25%	03/02/33		50,000	47,811
Ascension Health,
Series B
2.53%	11/15/29		20,000	17,052
Banner Health
2.34%	01/01/30		10,000	8,276
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28		15,000	13,976
Baxter International, Inc.
3.95%	04/01/30		10,000	8,911
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	45,000	41,843
Becton Dickinson & Co.
3.70%	06/06/27		20,000	18,752
Centene Corp.
3.00%	10/15/30		50,000	40,391
Cigna Group (The)
2.40%	03/15/30		35,000	28,756
5.40%	03/15/33		30,000	29,110
CommonSpirit Health
2.78%	10/01/30		20,000	16,508
CVS Health Corp.
3.25%	08/15/29		50,000	43,769
5.25%	02/21/33		25,000	23,674
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		35,000	29,315
Elanco Animal Health, Inc.
6.65%	08/28/28		15,000	14,625
Elevance Health, Inc.
5.50%	10/15/32		20,000	19,697
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[1]	20,000	17,455
HCA, Inc.
3.63%	03/15/32		25,000	20,746
4.13%	06/15/29		65,000	58,780
Humana, Inc.
3.70%	03/23/29		10,000	9,108
Illumina, Inc.
2.55%	03/23/31		25,000	19,443
5.75%	12/13/27		15,000	14,749
Medtronic Global Holdings SCA
(Luxembourg)
4.50%	03/30/33	[3]	30,000	27,956
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	30,000	24,893
Pfizer Investment Enterprises Pte Ltd.
(Slovenia)
4.75%	05/19/33	[3]	50,000	47,397

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Premier Health Partners,
Series G
2.91%	11/15/26		$15,000	$13,421
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26		20,000	18,302
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		20,000	15,404
Revvity, Inc.
2.55%	03/15/31		35,000	27,637
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	25,000	21,324
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30	[3]	30,000	23,112
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31	[3]	30,000	24,327
Thermo Fisher Scientific, Inc.
5.09%	08/10/33		34,000	32,904
Universal Health Services, Inc.
1.65%	09/01/26		35,000	30,859
Zoetis, Inc.
5.60%	11/16/32		20,000	19,937

				934,143

Health Care REITs — 0.66%
Healthcare Reality Holdings LP
2.00%	03/15/31		30,000	22,511
3.10%	02/15/30		15,000	12,508
Healthcare Realty Holdings LP
3.88%	05/01/25		4,000	3,773
Physicians Realty LP
2.63%	11/01/31		5,000	3,771
4.30%	03/15/27		26,000	24,434
Ventas Realty LP
4.13%	01/15/26		10,000	9,577

				76,574

Hotel & Resort REITs — 0.21%
Host Hotels & Resorts LP,
Series I
3.50%	09/15/30		30,000	24,983

Industrial REITs — 0.22%
Rexford Industrial Realty LP
2.13%	12/01/30		5,000	3,803
2.15%	09/01/31		30,000	22,390

				26,193

Industrials — 1.86%
Amcor Finance USA, Inc.
3.63%	04/28/26		25,000	23,595
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	15,000	14,678
3.85%	12/15/25	[1]	10,000	9,611

See accompanying Notes to Financial Statements.

111 / Semi-Annual Report September 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Berry Global, Inc.
1.57%	01/15/26		$20,000	$18,083
1.65%	01/15/27		20,000	17,212
Boeing Co. (The)
4.88%	05/01/25		15,000	14,745
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
6.01%	05/05/26	[2]	10,000	9,989
Ingersoll Rand, Inc.
5.70%	08/14/33		40,000	38,631
Sealed Air Corp.
1.57%	10/15/26	[1]	30,000	26,111
Sonoco Products Co.
3.13%	05/01/30		25,000	21,047
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26	[1,3]	15,000	14,195
WRKCo, Inc.
3.00%	06/15/33		10,000	7,842

				215,739

Information Technology — 2.00%
Amazon.com, Inc.
3.60%	04/13/32		10,000	8,879
Broadcom, Inc.
2.60%	02/15/33	[1]	10,000	7,463
3.42%	04/15/33	[1]	35,000	27,949
Fidelity National Information Services, Inc.
2.25%	03/01/31		30,000	23,458
Fiserv, Inc.
2.65%	06/01/30		20,000	16,444
5.63%	08/21/33		10,000	9,697
Micron Technology, Inc.
2.70%	04/15/32		15,000	11,458
Netflix, Inc.
3.63%	06/15/25	[1]	20,000	19,317
Open Text Corp.
(Canada)
6.90%	12/01/27	[1,3]	17,000	17,084
Oracle Corp.
2.88%	03/25/31		70,000	57,220
6.25%	11/09/32		20,000	20,251
Take-Two Interactive Software, Inc.
4.00%	04/14/32		15,000	13,079

				232,299

Insurance — 3.89%
Aon Corp.
2.80%	05/15/30		25,000	20,844
Aon Corp./Aon Global Holdings PLC
2.60%	12/02/31		10,000	7,904
Arthur J Gallagher & Co.
5.75%	03/02/53		50,000	45,762
Athene Global Funding
1.61%	06/29/26	[1]	5,000	4,371

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
(SOFR Index plus 0.70%)
6.04%	05/24/24	[1,2]	$30,000	$29,858
Berkshire Hathaway Finance Corp.
2.88%	03/15/32		5,000	4,200
Brown & Brown, Inc.
2.38%	03/15/31		10,000	7,732
4.20%	03/17/32		25,000	21,612
Equitable Financial Life Global Funding
1.30%	07/12/26	[1]	25,000	21,872
Farmers Exchange Capital
7.05%	07/15/28	[1]	5,000	4,968
Farmers Insurance Exchange
4.75%	11/01/57	[1,6]	45,000	33,819
Marsh & McLennan Cos., Inc.
2.25%	11/15/30		30,000	24,038
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	15,000	12,726
MMI Capital Trust I,
Series B
7.63%	12/15/27		50,000	51,747
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[1,6]	50,000	50,007
New York Life Insurance Co.
5.88%	05/15/33	[1]	25,000	24,848
Progressive Corp. (The)
3.20%	03/26/30		10,000	8,701
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,6]	55,000	53,499
Willis North America, Inc.
5.35%	05/15/33		25,000	23,344

				451,852

Materials — 0.39%
Georgia-Pacific LLC
2.30%	04/30/30	[1]	20,000	16,283
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	30,000	22,593
3.27%	11/15/40	[1]	10,000	6,276

				45,152

Office REITs — 0.98%
Hudson Pacific Properties LP
3.95%	11/01/27		75,000	59,269
Kilroy Realty LP
2.50%	11/15/32		40,000	27,385
3.05%	02/15/30		5,000	3,933
Piedmont Operating Partnership LP
2.75%	04/01/32		35,000	22,766

				113,353

Real Estate Investment Trust (REIT) — 0.96%
Crown Castle, Inc.
5.10%	05/01/33		41,000	37,869
Digital Realty Trust LP
3.60%	07/01/29		10,000	8,843
Equinix, Inc.
2.50%	05/15/31		35,000	27,350

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 112

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
NNN REIT, Inc.
5.60%	10/15/33		$40,000	$37,720

				111,782

Residential REITs — 0.47%
American Homes 4 Rent LP
2.38%	07/15/31		30,000	22,902
Essex Portfolio LP
2.65%	03/15/32		10,000	7,701
Mid-America Apartments LP
1.70%	02/15/31		20,000	15,271
UDR, Inc.
(MTN)
4.40%	01/26/29		10,000	9,249

				55,123

Retail — 0.72%
Alimentation Couche-Tard, Inc.
(Canada)
2.95%	01/25/30	[1,3]	35,000	29,157
Starbucks Corp.
2.55%	11/15/30		20,000	16,421
Tractor Supply Co.
5.25%	05/15/33		40,000	37,739

				83,317

Services — 0.83%
Global Payments, Inc.
5.30%	08/15/29		15,000	14,305
Moody’s Corp.
4.25%	08/08/32		30,000	27,234
Northwestern University
3.69%	12/01/38		20,000	16,377
RELX Capital, Inc.
3.00%	05/22/30		30,000	25,672
Republic Services, Inc.
2.90%	07/01/26		5,000	4,680
S&P Global, Inc.
2.90%	03/01/32		10,000	8,235

				96,503

Specialized REITs — 0.64%
CubeSmart LP
4.38%	02/15/29		15,000	13,882
Extra Space Storage LP
2.20%	10/15/30		40,000	31,049
2.35%	03/15/32		10,000	7,567
3.90%	04/01/29		25,000	22,447

				74,945

Transportation — 0.96%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		20,515	17,991
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		27,769	23,445

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
Norfolk Southern Corp.
3.00%	03/15/32		$15,000	$12,364
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		13,274	13,271
Union Pacific Corp.
2.89%	04/06/36		20,000	15,088
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36		30,000	29,191

				111,350

Total Corporates
(Cost $7,462,293)				6,633,186

MORTGAGE-BACKED — 17.05%**

Non-Agency Commercial Mortgage-Backed — 1.15%
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.09%	10/10/47	[6]	550,172	3,022
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
1.08%	08/10/47	[6]	503,967	2,762
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.19%	03/10/47	[6]	679,612	151
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.21%	06/10/47	[6]	1,719,803	4,178
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.98%	09/10/47	[4,5,6]	1,933,725	9,195
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.83%	12/15/49	[6]	307,919	4,878
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[1,6]	375,000	1,426
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.56%	08/10/43	[1,6]	2,407,256	7,722
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.09%	08/10/44	[1,6]	192,387	2
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.17%	04/10/47	[6]	2,204,003	2,578
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.94%	09/15/47	[6]	1,613,040	6,534
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.95%	11/15/47	[6]	1,363,278	7,869
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class XB (IO)
1.52%	11/15/43	[1,6]	597,694	5,863

See accompanying Notes to Financial Statements.

113 / Semi-Annual Report September 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
1.10%	12/15/47	[6]	$1,727,005	$10,592
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.14%	04/15/48	[6]	647,523	6,005
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.34%	08/10/49	[1,4,5,6]	301,185	122
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.21%	08/15/50	[6]	255,598	734
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.16%	12/15/47	[6]	4,099,972	37,218
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.74%	07/15/58	[6]	2,011,642	15,467
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class XA (IO)
1.11%	03/15/47	[6]	4,810,259	7,120
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.39%	03/15/47	[6]	1,019,627	141

				133,579

Non-Agency Mortgage-Backed — 2.99%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R11, Class M3
(CME Term SOFR 1-Month plus 0.86%)
6.18%	01/25/36	[2]	100,000	95,357
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
5.57%	09/26/36	[1,2]	4,511	4,460
Bear Stearns ARM Trust,
Series 2004-1, Class 12A5
4.18%	04/25/34	[6]	5,667	5,144
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A2
7.58%	06/15/30	[6]	19,426	2,397
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61	[1,6]	60,647	51,592
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(CME Term SOFR 1-Month plus 1.46%)
6.78%	10/25/37	[1,2]	459	459
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.06%	02/25/35	[2]	35,905	32,553

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(CME Term SOFR 1-Month plus 1.01%)
6.33%	10/25/47	[2]	$17,947	$15,998
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
4.35%	09/25/35	[6]	8,265	7,685
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.75%	05/25/37	[2]	5,963	5,933
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.91%	06/25/37	[2]	68,700	62,180
JPMorgan Mortgage Trust,
Series 2005-A3, Class 2A1
4.16%	06/25/35	[6]	1	1
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(CME Term SOFR 1-Month plus 0.55%)
5.87%	02/25/36	[2]	3,452	3,264
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
4.94%	07/25/34	[6]	9,557	8,898
Saxon Asset Securities Trust,
Series 2007-2, Class A2A
(CME Term SOFR 1-Month plus 0.21%)
5.53%	05/25/47	[2]	62,101	40,934
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A2
(CME Term SOFR 1-Month plus 0.81%)
6.14%	03/19/34	[2]	1,193	1,102
Wells Fargo Home Equity Trust Mortgage Pass-Through
Certificates,
Series 2004-1, Class 2A1
(CME Term SOFR 1-Month plus 0.71%)
6.03%	04/25/34	[2]	10,109	9,590

				347,547

U.S. Agency Commercial Mortgage-Backed — 0.26%
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.04%	04/25/36	[6]	43,993	389
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[6]	295,711	4,042
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.60%	10/25/43	[6]	250,000	6,351
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.11%	02/16/53	[6]	1,786,793	4,201

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 114

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-1, Class IO (IO)
0.58%	02/16/54	[6]	$472,948	$5,320
Ginnie Mae,
Series 2013-125, Class IO (IO)
0.23%	10/16/54	[6]	684,367	9,725

				30,028

U.S. Agency Mortgage-Backed — 12.65%
Fannie Mae Pool BW9897
4.50%	10/01/52		23,603	21,673
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X SOFR30A plus 5.89%, 6.00% Cap)
0.57%	11/25/41	[2]	57,110	3,398
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42		18,228	15,656
Fannie Mae REMICS,
Series 2013-5, Class GF
(SOFR30A plus 1.21%)
5.00%	10/25/42	[2]	29,456	28,153
Freddie Mac Pool SD8189
2.50%	01/01/52		44,473	35,369
Freddie Mac Pool SD8199
2.00%	03/01/52		46,111	35,069
Freddie Mac REMICS,
Series 4064, Class TB
3.50%	06/15/42		98,618	88,340
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		134,681	26,945
Ginnie Mae (TBA)
4.50%	10/20/53		50,000	46,193
5.00%	10/20/53		25,000	23,692
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.49%, 6.60% Cap)
1.16%	10/20/33	[2]	164,240	9,381
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		21,829	19,299
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48		2,156	1,928
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49		18,204	16,136
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53	[2]	49,861	49,079
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.46%	08/20/53	[2]	49,865	49,499

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
UMBS (TBA)
2.50%	10/01/53	$50,000	$39,674
3.00%	10/01/53	200,000	165,398
4.00%	10/01/53	150,000	133,559
4.50%	10/01/53	200,000	183,641
5.00%	10/01/53	225,000	212,247
5.50%	10/01/53	275,000	265,772

			1,470,101

Total Mortgage-Backed
(Cost $3,175,424)			1,981,255

MUNICIPAL BONDS — 3.36%*

California — 0.27%
San Francisco City & County Airport Commercial-San
Francisco International Airport Revenue Bonds, Series C
3.05%	05/01/34	20,000	15,901
Santa Monica Community College District General
Obligation Bonds
2.05%	08/01/33	20,000	15,086

			30,987

Florida — 0.11%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.50%	10/01/31	15,000	13,091

Maryland — 0.10%
City of Baltimore Revenue Bonds, Series B
2.13%	07/01/33	15,000	11,325

Massachusetts — 0.35%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31	18,835	17,727
Massachusetts School Building Authority Revenue Bonds,
Series A
2.50%	02/15/37	15,000	10,509
Massachusetts School Building Authority Revenue Bonds,
Series B
2.97%	10/15/32	15,000	12,474

			40,710

Michigan — 0.19%
University of Michigan Revenue Bonds, Series C
3.44%	04/01/31	25,000	22,316

New York — 2.34%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	4,611
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series D
2.50%	11/01/33	50,000	38,871
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	100,000	74,310

See accompanying Notes to Financial Statements.

115 / Semi-Annual Report September 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29		$75,000	$63,514
New York State Dormitory Authority Revenue Bonds,
University & College Improvements
5.29%	03/15/33		50,000	49,255
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series B
2.97%	03/15/34		15,000	11,912
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series F
2.00%	03/15/33		15,000	11,173
New York State Urban Development Corp. Revenue Bonds,
Transit Improvements, Series B
2.59%	03/15/35		25,000	18,621

				272,267

Total Municipal Bonds
(Cost $489,596)				390,696

U.S. TREASURY SECURITIES — 21.80%

U.S. Treasury Bonds — 0.77%
U.S. Treasury Bonds
4.13%	08/15/53		1,000	908
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.25%	04/15/28	[7]	68,292	64,931
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
(WI)
1.38%	07/15/33	[7]	25,167	23,282

				89,121

U.S. Treasury Notes — 21.03%
U.S. Treasury Notes
3.88%	08/15/33		291,000	274,927
4.38%	08/31/28		194,000	192,078
U.S. Treasury Notes (WI)
4.50%	09/30/28		791,000	791,525
4.63%	09/15/26		433,000	430,903
5.13%	09/30/25		755,000	754,253

				2,443,686

Total U.S. Treasury Securities
(Cost $2,628,440)				2,532,807

Total Bonds — 103.12%
(Cost $14,210,422)				11,981,985

Issues	Maturity Date		Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 12.08%

Money Market Funds — 8.24%
Dreyfus Government Cash Management Fund
5.22%[8]			485,000	485,000

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Fidelity Investments Money Market Funds - Government
Portfolio
5.23%[8]		25,350	$25,350
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.27%[8]		447,000	447,000

			957,350

U.S. Treasury Bills — 3.84%
U.S. Treasury Bills (WI)
5.25%[9]	10/26/23	$300,000	298,944
5.43%[9]	03/07/24	150,000	146,525

			445,469

Total Short-Term Investments
(Cost $1,402,862)			1,402,819

Total Investments - 115.20%
(Cost $15,613,284)			13,384,804

Liabilities in Excess of Other Assets - (15.20)%			(1,765,631)

Net Assets - 100.00%			$11,619,173

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $39,362, which is 0.34% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents the current yield as of September 30, 2023.
[9]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 116

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	20	12/29/23	$4,054,219	$(12,717)	$(12,717)
U.S. Treasury Five-Year Note	7	12/29/23	737,516	(5,235)	(5,235)

			4,791,735	(17,952)	(17,952)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	11	12/19/23	(1,227,188)	35,129	35,129
U.S. Treasury Ultra Bond	1	12/19/23	(118,688)	9,186	9,186

			(1,345,876)	44,315	44,315

TOTAL FUTURES CONTRACTS			$3,445,859	$26,363	$26,363

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation
SWAPS: INTEREST RATE
		USD-SOFR-
Interest Rate Swap[1]	12/20/53	COMPOUND	Annual	3.52%	Annual	$69	$5,358	$—	$5,358

TOTAL SWAPS CONTRACTS						$69	$5,358	$—	$5,358

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

117 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 112.92%

ASSET-BACKED SECURITIES — 11.75%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
6.13%	07/25/56	[1,2]	$865,401	$849,078
American Credit Acceptance Receivables Trust,
Series 2019-4, Class D
2.97%	12/12/25	[2]	65,278	65,197
American Credit Acceptance Receivables Trust,
Series 2020-3, Class D
2.40%	06/15/26	[2]	1,638,925	1,620,993
AmeriCredit Automobile Receivables Trust,
Series 2020-1, Class D
1.80%	12/18/25		6,065,000	5,882,240
AmeriCredit Automobile Receivables Trust,
Series 2020-3, Class D
1.49%	09/18/26		2,587,000	2,413,166
AMMC CLO XIII Ltd.,
Series 2013-13A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.31%)
6.66%	07/24/29	[1,2,3]	1,884,037	1,881,682
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.21%)
6.54%	07/20/29	[1,2,3]	1,448,260	1,448,118
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(CME Term SOFR 1-Month plus 0.56%)
5.88%	04/25/35	[1,2]	88,289	82,894
Carmax Auto Owner Trust,
Series 2019-4, Class C
2.60%	09/15/25		3,270,000	3,246,401
Carvana Auto Receivables Trust,
Series 2021-N2, Class D
1.27%	03/10/28		2,410,647	2,302,279
CF Hippolyta Issuer, LLC,
Series 2020-1, Class A1
1.69%	07/15/60	[2]	8,274,958	7,523,363
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.08%)
6.45%	11/15/28	[1,2,3]	1,786,115	1,779,845
Exeter Automobile Receivables Trust,
Series 2021-3A, Class C
0.96%	10/15/26		4,395,000	4,276,589
Flagship Credit Auto Trust,
Series 2019-4, Class D
3.12%	01/15/26	[2]	2,967,000	2,888,817
GLS Auto Receivables Issuer Trust,
Series 2020-3A, Class D
2.27%	05/15/26	[2]	3,588,305	3,527,122

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
6.10%	08/25/42	[1]	$1,229,275	$1,116,331
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.37%)
6.74%	10/29/29	[1,2,3]	1,947,295	1,945,582
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[2]	2,718,011	2,370,978
JPMorgan Chase Bank N.A. - CACLN,
Series 2021-1, Class C
1.02%	09/25/28	[2]	375,883	366,715
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.24%)
6.57%	03/20/30	[1,2,3]	3,494,220	3,486,413
Madison Park Funding XIX Ltd.,
Series 2015-19A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.18%)
6.53%	01/22/28	[1,2,3]	5,110,687	5,091,778
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.26%)
6.60%	07/21/30	[1,2,3]	10,358,910	10,321,618
Magnetite VII Ltd.,
Series 2012-7A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.06%)
6.37%	01/15/28	[1,2,3]	3,845,519	3,832,352
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69	[2]	892,131	758,692
Navient Private Education Refi Loan Trust,
Series 2021-FA, Class A
1.11%	02/18/70	[2]	2,816,529	2,354,142
Navient Student Loan Trust,
Series 2015-2, Class A3
(SOFR30A plus 0.68%)
6.00%	11/26/40	[1]	3,254,886	3,175,829
Nelnet Student Loan Trust,
Series 2013-1A, Class A
(SOFR30A plus 0.71%)
6.03%	06/25/41	[1,2]	1,211,668	1,188,840
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(SOFR30A plus 0.66%)
5.98%	07/25/46	[1,2]	3,973,778	3,917,278

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 118

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)

NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(CME Term SOFR 3-Month plus 0.91%)
6.24%	10/20/34	[1,2,3]	$1,088,170	$1,078,104
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.79%	11/20/30	[1,2,3]	1,923,945	1,922,983
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.29%)
6.60%	04/18/31	[1,2,3]	1,960,496	1,959,032
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.06%)
6.44%	05/20/29	[1,2,3]	881,578	878,656
Progress Residential Trust,
Series 2020-SFR3, Class F
2.80%	10/17/27	[2]	6,980,000	6,360,618
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class A
2.83%	10/25/52	[2]	2,171,760	2,048,460
Reese Park CLO Ltd.,
Series 2020-1A, Class XR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.47%	10/15/34	[1,2,3]	1,425,000	1,419,471
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.78%	10/20/30	[1,2,3]	1,647,461	1,643,655
Rockford Tower CLO Ltd.,
Series 2018-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.36%)
6.74%	05/20/31	[1,2,3]	1,257,953	1,254,842
Santander Bank Auto Credit-Linked Notes,
Series 2022-B, Class E
8.68%	08/16/32	[2]	2,465,661	2,430,084
Santander Drive Auto Receivables Trust,
Series 2021-3, Class C
0.95%	09/15/27		1,361,053	1,340,681
Santander Drive Auto Receivables Trust,
Series 2021-3, Class D
1.33%	09/15/27		6,260,000	5,883,557
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	5,842,316	5,107,690
SLC Student Loan Trust,
Series 2007-1, Class A4
(SOFR90A plus 0.32%)
5.45%	05/15/29	[1]	1,200,657	1,195,260

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-4, Class A4
(SOFR90A plus 1.91%)
6.97%	07/25/22	[1]	$2,457,950	$2,463,573
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.42%	07/25/23	[1]	1,808,687	1,787,388
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29	[1]	1,664,078	1,605,872
SLM Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.71%)
6.03%	02/26/29	[1]	2,997,149	2,873,612
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44	[2]	5,000,000	4,806,063
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	2,800,000	2,587,404
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36	[2]	8,749,700	8,653,762
Tricon American Homes Trust,
Series 2017-SFR2, Class B
3.28%	01/17/36	[2]	9,017,000	8,923,477
Vantage Data Centers Issuer LLC,
Series 2019-1A, Class A2
3.19%	07/15/44	[2]	3,836,667	3,729,380
Voya CLO,
Series 2017-2A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.24%)
6.55%	06/07/30	[1,2,3]	6,863,618	6,846,129
World Omni Auto Receivables Trust,
Series 2021-D, Class B
1.52%	11/15/27		5,325,000	4,855,101

Total Asset-Backed Securities
(Cost $166,566,159)				163,369,186

BANK LOANS — 2.14%*

Communications — 0.13%
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.75%)
7.12%	02/01/27	[1]	240,601	240,617
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.95%	04/15/27	[1]	243,073	220,893
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27	[1]	109,881	107,104

See accompanying Notes to Financial Statements.

119 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	03/09/27	[1]	$1,462,632	$1,198,700

				1,767,314

Consumer Discretionary — 0.24%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28	[1]	147,881	97,848
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.85%)
7.17%	06/22/26	[1]	67,922	67,976
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.74%	01/24/29	[1,3]	1,231,900	1,174,500
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.49%	01/24/30	[1]	136,414	112,009
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	07/31/28	[1]	375,607	372,408
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.24%	10/01/26	[1]	1,543,342	1,542,701

				3,367,442

Entertainment — 0.06%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27	[1]	507,130	498,077
Formula One Management Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.05%	01/15/30	[1]	29,788	29,822
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.18%	05/16/25	[1]	307,437	307,437

				835,336

Finance — 0.15%
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.14%	04/09/27	[1]	437,996	428,051
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.18%	01/26/28	[1]	734,887	734,016

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Mozart Borrower, LP,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.68%	10/23/28	[1]	$355,228	$354,682
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.26%)
7.65%	11/06/28	[1]	515,000	515,404

				2,032,153

Food — 0.01%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	10/01/25	[1]	24,273	23,423
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
9.27%	05/23/25	[1]	45,471	39,857
Hostess Brands LLC,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.89%	06/21/30	[1]	144,355	144,851

				208,131

Gaming — 0.07%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	01/26/29	[1]	452,405	448,612
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
8.43%	04/13/29	[1,3]	469,102	469,689

				918,301

Health Care — 0.42%
Bausch + Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.76%	05/10/27	[1]	41,710	40,621
Term Loan, 1st Lien (Canada)
(SOFR plus 3.00%)
9.42%	09/14/28	[1,3]	266,289	263,293
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.49%	12/30/26	[1]	191,711	191,720
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.10%)
7.42%	11/15/27	[1]	1,556,389	1,532,265
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.11%)
7.06%	05/22/26	[1]	1,000,000	1,000,780

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 120

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Term Loan B2, 1st Lien
(SOFR plus 1.86%)
7.18%	03/15/28	[1]	$328,609	$328,721
ICON Luxembourg SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.51%)
7.90%	07/03/28	[1,3]	228,335	228,529
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	05/05/28	[1]	468,660	468,824
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28	[1]	910,474	910,247
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	02/01/28	[1]	240,501	240,301
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29	[1]	493,750	492,669
PRA Health Sciences, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.51%)
7.90%	07/03/28	[1]	56,890	56,938
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/19/30	[1]	96,700	94,692

				5,849,600

Industrials — 0.26%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(SOFR plus 2.01%)
6.51%	07/01/26	[1]	2,615,551	2,618,441
DIRECTV Financing LLC,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.43%	08/02/27	[1]	374,244	366,603
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	10/21/28	[1]	79,566	79,776
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29	[1]	136,708	136,516
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	03/20/25	[1]	39,157	37,322

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
TransDigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.64%	08/24/28	[1]	$455,737	$456,484

				3,695,142

Information Technology — 0.42%
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.67%	12/06/27	[1]	124,698	122,340
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29	[1]	242,943	239,072
Central Parent, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29	[1,3]	145,729	145,936
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.15%	08/14/25	[1]	14,907	14,186
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82% - 7.89%	07/06/29	[1]	37,597	37,597
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% - 8.99%	10/01/27	[1]	640,127	626,124
IQVIA, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.01%)
7.40%	06/11/25	[1]	287,857	288,987
MH Sub I LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	05/03/28	[1]	174,163	168,788
NCR Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.93%	08/28/26	[1]	442,161	442,604
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.60%)
6.92%	09/10/27	[1]	578,591	575,701
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.17%	05/30/25	[1,3]	135,128	135,377
(SOFR plus 2.85%)
8.17%	01/31/30	[1,3]	239,014	239,327

See accompanying Notes to Financial Statements.

121 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Oracle Corp.,
Term Loan A1, 1st Lien
(SOFR plus 0.60%)
6.46%	08/16/27	[1]	$913,972	$912,829
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	09/23/26	[1]	247,424	247,340
RealPage, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	04/24/28	[1]	603,564	597,402
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
10.07%	04/07/30	[1]	80,182	79,681
Sophia LP,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.92%	10/07/27	[1]	581,533	580,929
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.66%	03/03/28	[1]	166,806	144,822
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.18%	04/16/25	[1]	193,352	193,529

				5,792,571

Insurance — 0.07%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.93%	02/15/27	[1]	457,086	451,617
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28	[1]	495,000	480,922

				932,539

Materials — 0.04%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.82%	08/18/28	[1]	444,532	440,086
Mativ Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 2.50%)
7.94%	05/06/27	[1]	89,120	86,892

				526,978

Retail — 0.11%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.57%	09/13/30	[1,3]	189,006	188,515

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.68%	02/19/28	[1]	$193,074	$192,153
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.20%	03/15/28	[1]	195,756	195,965
Whatabrands LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	08/03/28	[1]	982,500	980,044

				1,556,677

Services — 0.15%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27	[1]	155,052	154,277
Corp. Service Co.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.67%	11/02/29	[1]	476,250	476,786
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[1]	265,271	262,840
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[1]	574,754	569,486
GTCR W Merger Sub LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.34%	09/20/30	[1]	296,440	296,548
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.61%)
8.93%	12/15/28	[1]	80,770	80,114
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(SOFR plus 2.36%)
7.68%	12/01/28	[1,3]	130,767	130,866
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.42%	11/02/27	[1]	168,673	160,745

				2,131,662

Transportation — 0.01%
United Airlines, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.56%	04/21/28	[1]	101,339	101,656

Total Bank Loans
(Cost $29,536,522)				29,715,502

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 122

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES — 26.46%*

Banking — 8.08%
Bank of America Corp.
3.71%	04/24/28	[6]	$8,050,000	$7,418,386
Bank of America Corp.
(MTN)
0.98%	09/25/25	[6]	4,891,000	4,635,096
1.32%	06/19/26	[6]	7,263,000	6,664,097
2.55%	02/04/28	[6]	4,275,000	3,811,746
HSBC Holdings PLC
(United Kingdom)
2.01%	09/22/28	[3,6]	17,265,000	14,658,089
ING Groep NV
(Netherlands)
3.87%	03/28/26	[3,6]	645,000	622,563
JPMorgan Chase & Co.
0.97%	06/23/25	[6]	16,520,000	15,857,887
2.18%	06/01/28	[6]	879,000	770,590
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,6]	2,175,000	1,929,379
3.57%	11/07/28	[3,6]	175,000	156,426
PNC Financial Services Group, Inc. (The)
5.58%	06/12/29	[6]	830,000	805,879
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,6]	7,000,000	6,807,297
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[2,3]	1,000,000	997,991
U.S. Bancorp
4.65%	02/01/29	[6]	5,365,000	5,021,677
UBS Group AG
(Switzerland)
1.31%	02/02/27	[2,3,6]	5,545,000	4,915,565
2.13%	10/13/26	[3,6]	2,000,000	2,011,388
2.59%	09/11/25	[2,3,6]	4,570,000	4,398,873
3.87%	01/12/29	[2,3,6]	2,605,000	2,359,664
4.28%	01/09/28	[2,3]	5,375,000	4,952,735
7.75%	03/01/29	[3,6]	1,160,000	1,359,445
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[6]	2,000,000	1,754,585
3.53%	03/24/28	[6]	22,232,000	20,416,780

				112,326,138

Communications — 0.97%
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.91%	07/23/25		1,720,000	1,681,879
Cox Communications, Inc.
3.15%	08/15/24	[2]	1,199,000	1,168,264
7.63%	06/15/25		900,000	910,887
Frontier Communications Holdings LLC
8.63%	03/15/31	[2]	12,000	11,279
Qwest Corp.
7.25%	09/15/25		4,665,000	4,536,712

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28	[2]	$931,500	$915,395
T-Mobile USA, Inc.
3.75%	04/15/27		4,515,000	4,218,002

				13,442,418

Consumer Discretionary — 1.13%
BAT Capital Corp.
3.56%	08/15/27		2,440,000	2,230,560
Imperial Brands Finance PLC
(United Kingdom)
3.50%	07/26/26	[2,3]	5,205,000	4,875,689
JDE Peet’s NV
(Netherlands)
0.80%	09/24/24	[2,3]	935,000	887,704
WarnerMedia Holdings, Inc.
3.76%	03/15/27		8,400,000	7,757,335

				15,751,288

Diversified REITs — 1.24%
Digital Euro Finco LLC
2.63%	04/15/24		7,715,000	8,052,099
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		1,197,000	1,168,990
4.00%	01/15/30		1,750,000	1,488,550
5.30%	01/15/29		2,179,000	2,033,813
VICI Properties LP
4.95%	02/15/30		40,000	36,907
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27	[2]	385,000	351,494
3.88%	02/15/29	[2]	245,000	211,969
4.63%	06/15/25	[2]	1,440,000	1,392,132
5.75%	02/01/27	[2]	2,590,000	2,510,043

				17,245,997

Electric — 2.34%
Alliant Energy Finance LLC
1.40%	03/15/26	[2]	6,540,000	5,808,386
American Electric Power Co., Inc.
2.03%	03/15/24		4,880,000	4,789,464
Duke Energy Corp.
4.30%	03/15/28		3,295,000	3,122,939
Eversource Energy
2.90%	03/01/27		5,425,000	4,953,708
ITC Holdings Corp.
4.95%	09/22/27	[2]	4,960,000	4,830,085
Jersey Central Power & Light Co.
4.30%	01/15/26	[2]	1,868,000	1,801,266
4.70%	04/01/24	[2]	5,348,000	5,299,866
Metropolitan Edison Co.
4.00%	04/15/25	[2]	1,467,000	1,407,259
Pennsylvania Electric Co.
4.15%	04/15/25	[2]	500,000	482,071

				32,495,044

See accompanying Notes to Financial Statements.

123 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy — 0.39%
Energy Transfer LP
4.95%	05/15/28		$1,150,000	$1,100,314
Petroleos Mexicanos
(Mexico)
6.70%	02/16/32	[3]	3,274,000	2,433,318
Southern Co. Gas Capital Corp.
3.88%	11/15/25		1,950,000	1,878,592

				5,412,224

Finance — 3.18%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	500,000	448,258
Air Lease Corp.
3.63%	04/01/27		4,835,000	4,443,485
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[2,3]	5,905,000	4,989,179
2.75%	02/21/28	[2,3]	1,350,000	1,145,193
Capital One Financial Corp.
2.64%	03/03/26	[6]	2,685,000	2,533,016
Citigroup, Inc.
0.78%	10/30/24	[6]	11,523,000	11,469,347
3.52%	10/27/28	[6]	4,987,000	4,514,168
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%	09/15/24		750,000	722,900
JPMorgan Chase & Co.
0.82%	06/01/25	[6]	185,000	178,247
1.04%	02/04/27	[6]	5,865,000	5,219,460
Morgan Stanley
0.99%	12/10/26	[6]	5,000,000	4,460,889
1.59%	05/04/27	[6]	3,855,000	3,432,637
UBS Group AG
(Switzerland)
1.36%	01/30/27	[2,3,6]	730,000	648,877

				44,205,656

Food — 0.49%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	02/02/29	[3]	5,590,000	4,701,528
5.13%	02/01/28	[3]	2,205,000	2,098,846

				6,800,374

Health Care — 1.86%
Amgen, Inc.
5.15%	03/02/28		8,405,000	8,269,741
Bayer U.S. Finance II LLC
2.85%	04/15/25	[2]	4,665,000	4,417,018
HCA, Inc.
3.13%	03/15/27		2,510,000	2,281,509
5.38%	09/01/26		2,520,000	2,472,644
5.88%	02/15/26		1,980,000	1,971,283
HCA, Inc.
(MTN)
7.58%	09/15/25		1,100,000	1,131,001

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Illumina, Inc.
5.75%	12/13/27		$2,275,000	$2,236,887
Premier Health Partners,
Series G
2.91%	11/15/26		3,500,000	3,131,482

				25,911,565

Health Care REITs — 0.58%
Healthcare Reality Holdings LP
3.50%	08/01/26		1,451,000	1,346,960
Healthcare Realty Holdings LP
3.63%	01/15/28		3,255,000	2,903,129
Physicians Realty LP
4.30%	03/15/27		3,995,000	3,754,341

				8,004,430

Industrials — 1.12%
Amcor Flexibles North America, Inc.
4.00%	05/17/25		4,125,000	3,990,934
Artera Services LLC
9.03%	12/04/25	[2]	2,500,000	2,310,363
Berry Global, Inc.
1.65%	01/15/27		2,000,000	1,721,199
4.88%	07/15/26	[2]	1,365,000	1,308,005
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
6.01%	05/05/26	[1]	4,235,000	4,230,270
(CME Term SOFR 3-Month plus 0.74%)
6.11%	08/15/36	[1]	2,182,000	1,944,246

				15,505,017

Information Technology — 0.70%
Netflix, Inc.
3.63%	06/15/25	[2]	3,207,000	3,097,465
Oracle Corp.
2.80%	04/01/27		7,385,000	6,706,988

				9,804,453

Insurance — 2.14%
Aon Corp.
4.50%	12/15/28		2,442,000	2,322,100
Athene Global Funding
2.51%	03/08/24	[2]	2,935,000	2,883,215
(SOFR Index plus 0.70%)
6.04%	05/24/24	[1,2]	5,005,000	4,981,424
Farmers Insurance Exchange
8.63%	05/01/24	[2]	5,000,000	5,025,580
MMI Capital Trust I,
Series B
7.63%	12/15/27		2,000,000	2,069,881
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[2,6]	5,550,000	5,550,789
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[2,6]	2,800,000	2,723,571

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 124

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Willis North America, Inc.
4.65%	06/15/27		$4,345,000	$4,161,476

				29,718,036

Materials — 0.34%
International Flavors & Fragrances, Inc.
1.83%	10/15/27	[2]	4,960,000	4,117,841
2.30%	11/01/30	[2]	745,000	561,058

				4,678,899

Office REITs — 0.19%
Hudson Pacific Properties LP
3.95%	11/01/27		285,000	225,223
4.65%	04/01/29		1,845,000	1,390,770
5.95%	02/15/28		1,245,000	1,039,786

				2,655,779

Real Estate Investment Trust (REIT) — 0.59%
American Tower Corp.
5.25%	07/15/28		4,445,000	4,298,803
Annington Funding PLC
(EMTN)
(United Kingdom)
2.65%	07/12/25	[3]	3,400,000	3,881,957

				8,180,760

Retail REITs — 0.14%
Federal Realty OP LP
7.48%	08/15/26		1,850,000	1,894,968

Services — 0.46%
Global Payments, Inc.
2.15%	01/15/27		7,201,000	6,353,570

Specialized REITs — 0.44%
Extra Space Storage LP
3.88%	12/15/27		6,745,000	6,187,139

Transportation — 0.08%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		1,288,371	1,129,834

Total Corporates
(Cost $381,435,351)				367,703,589

MORTGAGE-BACKED — 56.95%**

Non-Agency Commercial Mortgage-Backed — 11.14%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL3, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.18%)
6.52%	08/15/34	[1,2,3]	5,000,000	4,934,228
Ashford Hospitality Trust,
Series 2018-KEYS, Class A
(CME Term SOFR 1-Month plus 1.17%)
6.51%	06/15/35	[1,2]	1,828,267	1,803,009

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60		$3,852,710	$3,697,840
Benchmark Mortgage Trust,
Series 2020-B17, Class A2
2.21%	03/15/53		7,590,000	6,950,870
BX Commercial Mortgage Trust,
Series 2020-VKNG, Class A
(CME Term SOFR 1-Month plus 1.04%)
6.38%	10/15/37	[1,2]	4,719,596	4,673,381
BX Commercial Mortgage Trust,
Series 2021-CIP, Class A
(CME Term SOFR 1-Month plus 1.04%)
6.37%	12/15/38	[1,2]	4,245,000	4,159,733
BX Commercial Mortgage Trust,
Series 2021-VINO, Class A
(CME Term SOFR 1-Month plus 0.77%)
6.10%	05/15/38	[1,2]	4,046,705	3,972,722
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58		1,197,683	1,150,441
Cold Storage Trust,
Series 2020-ICE5, Class A
(CME Term SOFR 1-Month plus 1.01%)
6.35%	11/15/37	[1,2]	8,456,667	8,377,826
Commercial Mortgage Trust,
Series 2014-CR15, Class ASB
3.60%	02/10/47		241,834	240,962
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.33%	11/10/47		5,765,052	5,640,427
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50		2,621,647	2,539,185
Commercial Mortgage Trust,
Series 2016-DC2, Class ASB
3.55%	02/10/49		114,764	111,728
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(CME Term SOFR 1-Month plus 1.03%)
6.36%	05/15/36	[1,2]	11,067,266	11,041,472
DBGS Mortgage Trust,
Series 2018-BIOD, Class A
(CME Term SOFR 1-Month plus 1.10%)
6.43%	05/15/35	[1,2]	9,082,801	9,043,552
Great Wolf Trust,
Series 2019-WOLF, Class A
(CME Term SOFR 1-Month plus 1.15%)
6.48%	12/15/36	[1,2]	9,584,000	9,541,219
Great Wolf Trust,
Series 2019-WOLF, Class F
(CME Term SOFR 1-Month plus 3.25%)
8.58%	12/15/36	[1,2]	4,290,000	4,218,915

See accompanying Notes to Financial Statements.

125 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Corp. Trust,
Series 2019-70P, Class A
(CME Term SOFR 1-Month plus 1.11%)
6.45%	10/15/36	[1,2]	$10,000,000	$9,581,910
GS Mortgage Securities Trust,
Series 2011-GC5, Class AS
5.21%	08/10/44	[2,6]	2,565,274	2,449,840
GS Mortgage Securities Trust,
Series 2014-GC20, Class AS
4.26%	04/10/47		4,940,000	4,854,540
GS Mortgage Securities Trust,
Series 2018-GS9, Class A2
3.84%	03/10/51		269,434	265,428
Houston Galleria Mall Trust,
Series 2015-HGLR, Class A1A1
3.09%	03/05/37	[2]	3,750,000	3,517,269
Independence Plaza Trust,
Series 2018-INDP, Class A
3.76%	07/10/35	[2]	3,294,364	3,089,301
Independence Plaza Trust,
Series 2018-INDP, Class B
3.91%	07/10/35	[2]	10,000,000	9,306,144
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.05%	04/15/46	[6]	1,557,159	7,243
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A4A2
3.54%	07/15/47	[2]	586,552	584,780
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-MHC, Class A
(CME Term SOFR 1-Month plus 0.91%)
6.25%	04/15/38	[1,2]	4,932,362	4,880,466
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
7.15%	11/15/35	[1,2]	6,048,170	6,053,549
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.68%	10/15/46	[6]	8,043,556	314
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.98%	03/15/48	[6]	31,707,492	243,883
One New York Plaza Trust,
Series 2020-1NYP, Class A
(CME Term SOFR 1-Month plus 1.06%)
6.40%	01/15/36	[1,2]	3,240,000	3,093,186
SMRT,
Series 2022-MINI, Class A
(CME Term SOFR 1-Month plus 1.00%)
6.33%	01/15/39	[1,2]	2,885,000	2,814,684
SREIT Trust,
Series 2021-MFP2, Class A
(CME Term SOFR 1-Month plus 0.94%)
6.27%	11/15/36	[1,2]	3,640,000	3,579,047

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
SREIT Trust,
Series 2021-PALM, Class E
(CME Term SOFR 1-Month plus 2.02%)
7.36%	10/15/34	[1,2]	$2,500,000	$2,342,500
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A2
4.15%	08/15/51		1,254,827	1,215,733
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		6,547,457	6,471,482
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(CME Term SOFR 1-Month plus 0.92%)
6.25%	12/15/34	[1,2]	6,300,000	5,771,557
Westfield Galleria at Roseville
8.40%	03/29/25	[4,5]	2,700,000	2,648,970

				154,869,336

Non-Agency Mortgage-Backed — 16.76%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(CME Term SOFR 1-Month plus 0.33%)
5.65%	02/25/37	[1]	551,282	547,127
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2D
(CME Term SOFR 1-Month plus 0.59%)
5.91%	04/25/36	[1]	6,331,230	5,301,306
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R9, Class M1
(CME Term SOFR 1-Month plus 0.82%)
6.14%	11/25/35	[1]	6,817,100	6,575,061
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W2, Class M1
(CME Term SOFR 1-Month plus 0.85%)
6.17%	10/25/35	[1]	4,377,501	4,242,314
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A5
(CME Term SOFR 1-Month plus 0.65%)
2.92%	03/25/36	[1]	2,125,132	2,032,207
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		2,934,242	2,752,014
Bear Stearns ALT-A Trust,
Series 2004-10, Class M1
(CME Term SOFR 1-Month plus 1.01%)
6.33%	09/25/34	[1]	1,071,597	1,072,871
Bear Stearns ARM Trust,
Series 2004-3, Class 4A
5.11%	07/25/34	[6]	191,883	176,884
BNC Mortgage Loan Trust,
Series 2007-1, Class A4
(CME Term SOFR 1-Month plus 0.27%)
5.59%	03/25/37	[1]	4,113,581	3,787,558

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 126

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Chase Funding Trust,
Series 2002-2, Class 2A1
(CME Term SOFR 1-Month plus 0.61%)
5.93%	05/25/32	[1]	$1,227,913	$1,207,603
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
5.34%	02/25/37	[6]	2,400,933	2,301,374
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
4.92%	06/25/35	[6]	435,621	423,124
Chevy Chase Mortgage Funding LLC, Mortgage-Backed
Certificates,
Series 2005-2A, Class A1
(CME Term SOFR 1-Month plus 0.29%)
5.61%	05/25/36	[1,2]	336,112	300,004
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[2,6]	6,735,090	5,783,541
CIM Trust,
Series 2022-I1, Class A1
4.35%	02/25/67	[2,6]	5,351,709	5,101,073
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(CME Term SOFR 1-Month plus 1.46%)
6.78%	10/25/37	[1,2]	874,915	874,580
Citigroup Mortgage Loan Trust,
Series 2006-AMC1, Class A1
(CME Term SOFR 1-Month plus 0.40%)
5.72%	09/25/36	[1,2]	5,943,182	5,569,622
Countrywide Asset-Backed Certificates Trust,
Series 2006-14, Class 2A3
(CME Term SOFR 1-Month plus 0.59%)
5.91%	02/25/37	[1]	2,332,902	2,167,968
Countrywide Asset-Backed Certificates Trust,
Series 2006-4, Class M1
(CME Term SOFR 1-Month plus 0.64%)
5.96%	07/25/36	[1]	3,301,009	3,217,646
Countrywide Asset-Backed Certificates Trust,
Series 2007-7, Class 1A
(CME Term SOFR 1-Month plus 0.31%)
5.63%	10/25/47	[1]	7,225,017	6,571,448
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
5.37%	08/25/34	[6]	6,930	6,167
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR1, Class 5A1
4.73%	02/25/34	[6]	94,936	92,058
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.72%	03/25/61	[2,6]	7,653,381	7,456,102
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(CME Term SOFR 1-Month plus 0.20%)
2.82%	04/25/37	[1]	679,051	661,994

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(CME Term SOFR 1-Month plus 0.17%)
3.06%	04/25/37	[1]	$1,930,785	$1,131,125
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	03/19/45	[1]	235,402	223,866
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1
(SOFR30A plus 2.10%)
7.41%	03/25/42	[1,2]	4,458,049	4,498,827
Fannie Mae Connecticut Avenue Securities,
Series 2023-R01, Class 1M1
(SOFR30A plus 2.40%)
7.71%	12/25/42	[1,2]	2,950,446	3,002,756
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(CME Term SOFR 1-Month plus 1.11%)
6.43%	08/25/34	[1]	342,434	317,462
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(CME Term SOFR 1-Month plus 0.89%)
6.21%	09/25/35	[1]	1,615,726	1,589,238
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 1A1
(CME Term SOFR 1-Month plus 0.37%)
5.69%	08/25/36	[1]	689,724	688,045
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
6.06%	09/25/34	[6]	1,138	1,069
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA6, Class M1A
(SOFR30A plus 2.15%)
7.46%	09/25/42	[1,2]	1,675,597	1,695,627
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(CME Term SOFR 1-Month plus 0.77%)
6.09%	01/25/36	[1]	5,809,898	5,461,577
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(CME Term SOFR 1-Month plus 0.55%)
4.04%	06/25/30	[1]	54,319	49,659
GSAMP Trust,
Series 2005-HE4, Class M3
(CME Term SOFR 1-Month plus 0.89%)
6.21%	07/25/45	[1]	1,387,748	1,339,333
GSAMP Trust,
Series 2006-HE2, Class M1
(CME Term SOFR 1-Month plus 0.59%)
5.91%	03/25/46	[1]	3,534,726	3,411,465
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
4.48%	11/25/35	[6]	81,628	73,768

See accompanying Notes to Financial Statements.

127 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Impac CMB Trust,
Series 2005-5, Class A1
(CME Term SOFR 1-Month plus 0.43%)
6.07%	08/25/35	[1]	$920,585	$828,173
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(CME Term SOFR 1-Month plus 0.91%)
6.23%	11/25/34	[1]	421,453	369,973
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		146,130	145,353
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class M1
(CME Term SOFR 1-Month plus 0.73%)
2.93%	10/25/35	[1]	3,598,088	3,489,690
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC1, Class M1
(CME Term SOFR 1-Month plus 0.59%)
5.91%	04/25/36	[1]	4,420,734	4,252,897
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class M1
(CME Term SOFR 1-Month plus 0.34%)
5.66%	05/25/37	[1]	7,750,000	7,308,745
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A1
(CME Term SOFR 1-Month plus 0.27%)
5.59%	06/25/37	[1]	9,199,500	9,052,580
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
5.68%	07/25/35	[6]	179,177	179,169
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
4.19%	07/25/35	[6]	70,167	68,284
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[4,5,6]	47,154,985	568,562
LHOME Mortgage Trust,
Series 2021-RTL1, Class A1
2.09%	02/25/26	[2,6]	907,137	903,463
Long Beach Mortgage Loan Trust,
Series 2005-WL3, Class M1
(CME Term SOFR 1-Month plus 0.76%)
6.08%	11/25/35	[1]	641,103	636,778
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.81%	01/25/34	[6]	1,961	1,874
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
5.39%	11/21/34	[6]	299,902	281,012
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
4.49%	04/25/34	[6]	40,248	36,848
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32		805,225	788,063

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33		$1,445,553	$1,330,985
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33		1,662,300	1,571,727
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34		1,466,393	1,351,050
MASTR Asset-Backed Securities Trust,
Series 2006-HE1, Class M1
(CME Term SOFR 1-Month plus 0.67%)
5.99%	01/25/36	[1]	5,156,310	4,924,831
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
5.73%	10/25/32	[6]	82,244	79,069
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(CME Term SOFR 1-Month plus 0.47%)
5.79%	06/25/37	[1]	7,157,583	6,609,534
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
4.76%	08/25/34	[6]	440,845	400,549
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[2]	2,439,105	2,353,791
Mid-State Trust,
Series 10W, Class A2
5.82%	02/15/36		245,378	235,256
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(CME Term SOFR 1-Month plus 1.04%)
6.36%	07/25/34	[1]	715,143	694,258
MortgageIT Trust,
Series 2005-3, Class A1
(CME Term SOFR 1-Month plus 0.71%)
6.03%	08/25/35	[1]	86,959	82,275
MortgageIT Trust,
Series 2005-4, Class A1
(CME Term SOFR 1-Month plus 0.67%)
5.99%	10/25/35	[1]	2,189,734	2,157,417
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(CME Term SOFR 1-Month plus 0.33%)
5.65%	04/25/37	[1]	2,063,530	2,043,283
New Century Home Equity Loan Trust,
Series 2005-3, Class M4
(CME Term SOFR 1-Month plus 0.75%)
6.39%	07/25/35	[1]	40,282	40,411
New Century Home Equity Loan Trust,
Series 2005-D, Class M1
(CME Term SOFR 1-Month plus 0.79%)
6.11%	02/25/36	[1]	4,615,179	4,387,901
NLT Trust,
Series 2021-INV2, Class A1
1.16%	08/25/56	[2,6]	5,973,604	4,862,251

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 128

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-
Through Certificates,
Series 2005-5, Class 1APT
(CME Term SOFR 1-Month plus 0.67%)
5.99%	12/25/35	[1]	$2,810,363	$2,613,965
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WCW3, Class M2
(CME Term SOFR 1-Month plus 0.85%)
6.17%	08/25/35	[1]	2,008,204	1,912,371
PHH Alternative Mortgage Trust,
Series 2007-3, Class A3
(CME Term SOFR 1-Month plus 0.71%)
6.03%	07/25/37	[1]	4,394,002	4,139,240
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 10/25/23)
2.95%	10/25/25	[2]	5,861,471	5,745,743
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 10/25/23)
1.87%	04/25/26	[2]	8,668,781	8,248,600
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 10/25/23)
5.56%	06/25/27	[2]	9,945,809	9,759,570
PRPM, LLC,
Series 2021-1, Class A1
2.12%	01/25/26	[2,6]	4,248,572	4,020,878
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 10/25/23)
2.49%	10/25/26	[2]	5,259,138	4,902,314
PRPM, LLC,
Series 2021-7, Class A1 (STEP-reset date 10/25/23)
1.87%	08/25/26	[2]	10,093,898	9,316,403
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.62%	03/25/35	[6]	886,496	467,414
Residential Asset Mortgage Products Trust,
Series 2005-EFC1, Class M5
(CME Term SOFR 1-Month plus 0.76%)
6.41%	05/25/35	[1]	1,908,277	1,874,525
Residential Asset Mortgage Products Trust,
Series 2006-NC2, Class A3
(CME Term SOFR 1-Month plus 0.69%)
6.01%	02/25/36	[1]	101,042	100,727
Residential Asset Securities Corp.,
Series 2005-KS11, Class M2
(CME Term SOFR 1-Month plus 0.74%)
6.06%	12/25/35	[1]	1,426,473	1,414,593
Saxon Asset Securities Trust,
Series 2006-2, Class M1
(CME Term SOFR 1-Month plus 0.55%)
5.87%	09/25/36	[1]	11,000,000	10,186,880
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 11/25/23)
2.85%	01/25/36		1,400,472	1,125,349

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust,
Series 2006-OPT4, Class 2A4
(CME Term SOFR 1-Month plus 0.57%)
5.89%	06/25/36	[1]	$3,555,235	$3,364,935
Specialty Underwriting & Residential Finance Trust,
Series 2005-BC2, Class M3
(CME Term SOFR 1-Month plus 1.09%)
6.41%	12/25/35	[1]	1,118,818	1,106,568
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4
(CME Term SOFR 1-Month plus 0.28%)
5.60%	01/25/37	[1]	1,001,556	980,417
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-26A, Class 3A5
6.46%	09/25/33	[6]	196,127	188,398
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(CME Term SOFR 1-Month plus 1.21%)
6.53%	07/25/34	[1,2]	61,927	57,334
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 10/25/23)
2.24%	02/27/51	[2]	6,153,156	5,825,934
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
4.19%	01/25/35	[6]	272,285	246,742
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34		679,100	632,634
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(CME Term SOFR 1-Month plus 0.69%)
6.01%	10/25/45	[1]	821,725	765,094
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(CME Term SOFR 1-Month plus 0.77%)
6.09%	01/25/45	[1]	110,689	107,205

				232,845,348

U.S. Agency Commercial Mortgage-Backed — 1.35%
Fannie Mae-Aces,
Series 2021-M1, Class A1
0.87%	11/25/30		1,931,534	1,709,411
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ29, Class A1
0.74%	01/25/26		1,870,715	1,821,853
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ31, Class A1
0.57%	05/25/26		989,227	962,714
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26		2,304,215	2,140,066

See accompanying Notes to Financial Statements.

129 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ37, Class A1
1.68%	12/25/27		$11,021,173	$9,891,555
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus
0.74%)
5.54%	05/25/44	[1]	1,100,733	1,093,700
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44	[6]	1,197,739	1,173,148

				18,792,447

U.S. Agency Mortgage-Backed — 27.70%
Fannie Mae Pool 735861
6.50%	09/01/33		4,590	4,621
Fannie Mae Pool 770900
(RFUCCT1Y plus 1.56%)
4.94%	04/01/34	[1]	78,758	77,924
Fannie Mae Pool AD0538
6.00%	05/01/24		6,168	6,148
Fannie Mae Pool AE0083
6.00%	01/01/40		433,328	440,650
Fannie Mae Pool AL0851
6.00%	10/01/40		509,506	526,617
Fannie Mae REMICS,
Series 1997-76, Class FS
(SOFR30A plus 0.56%)
5.88%	09/17/27	[1]	3,501	3,445
Fannie Mae REMICS,
Series 2001-60, Class OF
(SOFR30A plus 1.06%)
6.38%	10/25/31	[1]	278,874	281,352
Fannie Mae REMICS,
Series 2007-64, Class FA
(SOFR30A plus 0.58%)
5.90%	07/25/37	[1]	144,055	142,528
Fannie Mae REMICS,
Series 2009-85, Class LF
(SOFR30A plus 1.31%)
6.63%	10/25/49	[1]	1,450,770	1,445,817
Fannie Mae REMICS,
Series 2009-96, Class FA
(SOFR30A plus 1.01%)
6.33%	11/25/49	[1]	888,966	886,445
Fannie Mae REMICS,
Series 2010-109, Class PF
(SOFR30A plus 0.51%)
5.83%	10/25/40	[1]	494,572	484,562
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X SOFR30A plus 6.12%, 6.23% Cap)
0.80%	11/25/36	[1]	3,206,327	247,352

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-43, Class DP
5.00%	05/25/40		$386,711	$375,810
Fannie Mae REMICS,
Series 2010-6, Class BF
(SOFR30A plus 0.87%)
6.19%	02/25/40	[1]	830,866	826,641
Fannie Mae REMICS,
Series 2010-95, Class S (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	09/25/40	[1]	2,579,688	224,570
Fannie Mae REMICS,
Series 2019-79, Class FA
(SOFR30A plus 0.61%)
5.93%	01/25/50	[1]	2,891,257	2,799,976
Fannie Mae REMICS,
Series 2020-10, Class FA
(SOFR30A plus 0.61%)
5.93%	03/25/50	[1]	5,262,102	5,094,454
Freddie Mac Gold Pool A45796
7.00%	01/01/33		982	977
Freddie Mac Gold Pool C46104
6.50%	09/01/29		2,443	2,462
Freddie Mac Gold Pool G13475
6.00%	01/01/24		49	49
Freddie Mac Pool SD8189
2.50%	01/01/52		12,296,656	9,779,599
Freddie Mac Pool SD8199
2.00%	03/01/52		12,864,887	9,784,259
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		149,598	148,398
Freddie Mac REMICS,
Series 2454, Class FQ
(SOFR30A plus 1.11%)
6.43%	06/15/31	[1]	2,450	2,466
Freddie Mac REMICS,
Series 2733, Class FB
(SOFR30A plus 0.71%)
6.03%	10/15/33	[1]	1,133,413	1,120,730
Freddie Mac REMICS,
Series 3071, Class TF
(SOFR30A plus 0.41%)
5.73%	04/15/35	[1]	427,819	426,408
Freddie Mac REMICS,
Series 3294, Class CB
5.50%	03/15/37		149,240	148,362
Freddie Mac REMICS,
Series 3300, Class FA
(SOFR30A plus 0.41%)
5.73%	08/15/35	[1]	311,334	303,770
Freddie Mac REMICS,
Series 3325, Class NF
(SOFR30A plus 0.41%)
5.73%	08/15/35	[1]	802,882	783,375

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 130

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3524, Class FC
(SOFR30A plus 1.05%)
6.37%	06/15/38	[1]	$207,277	$206,854
Freddie Mac REMICS,
Series 3531, Class FM
(SOFR30A plus 1.01%)
6.33%	05/15/39	[1]	110,656	109,444
Freddie Mac REMICS,
Series 3792, Class DF
(SOFR30A plus 0.51%)
5.83%	11/15/40	[1]	8,255	8,251
Freddie Mac REMICS,
Series 4060, Class FJ
(SOFR30A plus 0.46%)
5.78%	02/15/41	[1]	50,122	50,122
Freddie Mac REMICS,
Series 4959, Class JF
(SOFR30A plus 0.56%)
5.88%	03/25/50	[1]	4,780,436	4,623,030
Freddie Mac Strips,
Series 240, Class F30
(SOFR30A plus 0.41%)
5.73%	07/15/36	[1]	942,768	921,316
Freddie Mac Strips,
Series 263, Class F5
(SOFR30A plus 0.61%)
5.93%	06/15/42	[1]	1,056,589	1,030,916
Freddie Mac Strips,
Series 319, Class F2
(SOFR30A plus 0.61%)
5.93%	11/15/43	[1]	4,792,666	4,636,350
Ginnie Mae (TBA)
2.50%	10/20/53		33,825,000	27,650,559
4.50%	10/20/53		10,400,000	9,608,218
5.00%	10/20/53		4,600,000	4,359,219
Ginnie Mae II Pool 2020
8.50%	06/20/25		84	84
Ginnie Mae II Pool 2286
8.50%	09/20/26		30	30
Ginnie Mae II Pool 2487
8.50%	09/20/27		1,282	1,281
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.88%	04/20/27	[1]	4,748	4,639
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.63%	03/20/32	[1]	8,086	7,699
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.88%	06/20/32	[1]	4,214	4,122

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	07/20/34	[1]	$124,507	$120,859
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.00%)
4.13%	01/20/35	[1]	3,522	3,389
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
4.00%	02/20/25	[1]	1,888	1,850
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.69%, 6.80% Cap)
1.36%	05/20/37	[1]	2,045,372	77,313
Ginnie Mae,
Series 2013-53, Class AD
1.50%	12/20/26		316,370	302,804
Ginnie Mae,
Series 2023-111, Class FN
(SOFR30A plus 1.20%)
6.51%	08/20/53	[1]	8,652,372	8,622,101
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53	[1]	7,753,317	7,631,794
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.46%	08/20/53	[1]	7,579,479	7,523,877
UMBS (TBA)
2.00%	10/15/53		22,875,000	17,395,591
2.50%	10/01/53		17,500,000	13,885,830
3.00%	10/01/53		40,425,000	33,431,159
3.50%	10/01/53		3,975,000	3,419,120
4.00%	10/01/53		33,300,000	29,650,008
4.50%	10/01/53		56,250,000	51,648,926
5.00%	10/01/53		72,600,000	68,485,080
5.50%	10/01/53		54,950,000	53,106,169

				384,897,771

Total Mortgage-Backed
(Cost $826,654,797)				791,404,902

MUNICIPAL BONDS — 1.71%*

California — 0.24%
Campbell Union School District General Obligation, School
Improvements, Series B
5.41%	08/01/27		3,295,000	3,319,260

Colorado — 0.06%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23		895,000	889,833

See accompanying Notes to Financial Statements.

131 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

Florida — 0.09%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.14%	10/01/28		$445,000	$384,488
2.29%	10/01/29		985,000	830,432

				1,214,920

Maryland — 0.11%
City of Baltimore General Obligation, School Improvements,
Series C
5.00%	10/15/25		1,525,000	1,515,888

Massachusetts — 0.27%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31		3,943,965	3,712,061

New York — 0.94%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.19%	08/01/25		1,110,000	1,065,367
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
B2
2.31%	11/01/26		4,060,000	3,719,236
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series D
5.00%	03/15/24		4,040,000	4,025,923
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series F
5.19%	03/15/24		4,360,000	4,349,042

				13,159,568

Total Municipal Bonds
(Cost $25,247,369)				23,811,530

U.S. TREASURY SECURITIES — 13.91%

U.S. Treasury Bonds — 0.85%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.25%	04/15/28	[7]	12,480,187	11,865,928

U.S. Treasury Notes — 13.06%
U.S. Treasury Notes
4.38%	08/31/28		6,880,000	6,811,830
U.S. Treasury Notes (WI)
4.50%	09/30/28		28,455,000	28,473,895
4.63%	09/15/26		51,815,000	51,564,008
5.13%	09/30/25		94,690,000	94,596,353

				181,446,086

Total U.S. Treasury Securities
(Cost $193,806,211)				193,312,014

Total Bonds — 112.92%
(Cost $1,623,246,409)				1,569,316,723

Issues		Shares	Value

COMMON STOCK — 0.00%

Electric — 0.00%
Homer City Holdings LLC†,4,5,8		106,501	$—

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions - 0.00%
(Cost $939,000)			3

Issues	Maturity Date	Principal Amount	Value

SHORT-TERM INVESTMENTS — 14.55%

Money Market Funds — 10.24%
Dreyfus Government Cash Management Fund
5.22%[9]		50,000,000	50,000,000
Fidelity Investments Money Market Funds - Government
Portfolio
5.23%[9,10]		483,060	483,060
JPMorgan U.S. Government Money Market Fund
5.19%[9]		21,904,000	21,904,000
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.27%[9]		69,867,000	69,867,000

			142,254,060

U.S. Agency Discount Notes — 2.75%
Federal Home Loan Bank
5.30%[11]	05/22/24	$19,280,000	19,255,943
5.37%[11]	05/21/24	19,100,000	19,045,643

			38,301,586

U.S. Treasury Bills — 1.56%
U.S. Treasury Bills (WI)
5.38%[11]	12/05/23	13,000,000	12,877,245
5.44%[11]	03/21/24	9,000,000	8,772,784

			21,650,029

Total Short-Term Investments
(Cost $202,285,434)			202,205,675

Total Investments Before Written Swaptions - 127.47%
(Cost $1,832,549,503)			1,771,522,401

Written Swaptions - 0.00%
(Cost $(540,000))			(3)

Liabilities in Excess of Other Assets - (27.47)%			(381,757,911)

Net Assets - 100.00%			$1,389,764,487

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933,as amended. The securities may be resold in transactions exempt from registration,normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $8,325,222, which is 0.60% of total net assets.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 132

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Non-income producing security.
[9]	Represents the current yield as of September 30, 2023.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $3,828.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(GBP): British Pound

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 11,616,600	EUR 10,638,000	Citibank N.A.	10/13/23	$346,921
USD 4,012,547	GBP 3,125,000	Citibank N.A.	10/13/23	197,988

NET UNREALIZED APPRECIATION				$544,909

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	5,241	12/29/23	$1,062,408,026	$(3,559,765)	$(3,559,765)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	3,279	12/29/23	(345,473,391)	3,043,273	3,043,273
U.S. Treasury Ten-Year Ultra Bond	652	12/19/23	(72,738,750)	2,082,220	2,082,220
U.S. Treasury Ultra Bond	149	12/19/23	(17,684,438)	1,338,489	1,338,489

			(435,896,579)	6,463,982	6,463,982

TOTAL FUTURES CONTRACTS			$626,511,447	$2,904,217	$2,904,217

See accompanying Notes to Financial Statements.

133 / Semi-Annual Report September 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	$3,425	$31,044	$22,792	$8,252

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

		Fund	Received by the Fund		Paid by the Fund
Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)
PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3-month USD LIBOR	Quarterly	6.00%	Quarterly	$300,000	$3	$939,000	$(938,997)

				Received by the Fund		Paid by the Fund		Notional Amount (000’s)
		Purchase Maturity								Premiums (Received)	Unrealized Appreciation
Description	Counterparty	Date	Date	Rate	Frequency	Rate	Frequency		Value
WRITTEN CALL SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	04/29/15	12/24/23	7.50%	Quarterly	3-month USD LIBOR	Quarterly	$300	$(3)	$(540,000)	$539,997

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 134

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 80.84%

BANK LOANS — 7.82%*

Consumer Discretionary — 1.58%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28	[1]	$12,418	$8,216
Hanesbrands, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.55%	03/08/30	[1]	4,975	4,888
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.49%	01/24/30	[1]	12,000	9,853
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.68% - 8.69%	01/06/28	[1]	11,923	6,379

				29,336

Food — 0.58%
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.13%	06/08/28	[1]	10,777	10,790

Health Care — 0.11%
Cano Health, LLC,
Term Loan, 1st Lien
(SOFR plus 4.10%)
9.42%	11/23/27	[1]	3,218	2,093

Industrials — 2.55%
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	03/20/25	[1]	4,465	4,255
Protective Industrial Products, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.43%	12/29/27	[1]	12,739	12,373
SPX flow, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% - 9.58%	04/05/29	[1]	6,536	6,530
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
9.23%	05/30/24	[1]	16,646	12,610
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.66%	08/11/24	[1]	12,309	11,645

				47,413

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology — 0.68%
Magenta Buyer LLC,
Term Loan, 1st Lien
(SOFR plus 5.26%)
10.63%	07/27/28	[1]	$12,773	$9,568
MH Sub I LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	05/03/28	[1]	3,075	2,980

				12,548

Materials — 1.12%
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(SOFR plus 5.01%)
10.40%	08/18/28	[1]	12,740	12,597
Iris Holding, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
10.22%	06/28/28	[1]	3,960	3,698
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.82% - 10.15%	10/15/25	[1]	5,500	4,445

				20,740

Retail — 0.81%
Tacala Investment Corp.,
Term Loan B, 2nd Lien
(SOFR plus 8.00%)
13.43%	02/04/28	[1]	15,500	15,043

Services — 0.39%
Neptune Bidco U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
10.40%	04/11/29	[1]	7,980	7,210

Total Bank Loans
(Cost $156,073)				145,173

CORPORATES — 61.61%*

Banking — 2.32%
Bank of America Corp.,
Series RR
4.38%[2,3]			6,000	5,065
Bank of New York Mellon Corp. (The),
Series I
3.75%[2,3]			6,000	4,885
U.S. Bancorp
3.70%[2,3]			14,000	10,295
UBS Group AG
(Switzerland)
6.37%	07/15/26	[2,4,5]	3,000	2,991
6.54%	08/12/33	[2,4,5]	20,000	19,756

				42,992

See accompanying Notes to Financial Statements.

135 / Semi-Annual Report September 2023

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications — 10.71%
Altice France Holding SA
(Luxembourg)
10.50%	05/15/27	[4,5]	$6,000	$3,787
Altice France SA
(France)
5.13%	01/15/29	[4,5]	13,000	9,275
5.50%	10/15/29	[4,5]	11,000	7,930
8.13%	02/01/27	[4,5]	3,000	2,668
Cable One, Inc.
4.00%	11/15/30	[5]	21,000	16,039
Cogent Communications Group, Inc.
7.00%	06/15/27	[5]	2,000	1,910
CommScope, Inc.
4.75%	09/01/29	[5]	7,000	5,224
Consolidated Communications, Inc.
6.50%	10/01/28	[5]	3,000	2,351
CSC Holdings LLC
6.50%	02/01/29	[5]	28,000	23,228
7.50%	04/01/28	[5]	17,000	11,067
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[5,6,7]	22,000	495
DISH DBS Corp.
5.13%	06/01/29		9,000	5,035
5.25%	12/01/26	[5]	10,000	8,517
DISH Network Corp.
11.75%	11/15/27	[5]	3,000	3,015
Frontier Communications Holdings LLC
5.00%	05/01/28	[5]	6,000	5,134
6.75%	05/01/29	[5]	6,000	4,624
8.63%	03/15/31	[5]	6,000	5,639
Gray Escrow II, Inc.
5.38%	11/15/31	[5]	14,000	9,152
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[4,5]	5,000	4,443
Level 3 Financing, Inc.
10.50%	05/15/30	[5]	13,000	13,098
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[5]	8,000	7,040
Scripps Escrow II, Inc.
5.38%	01/15/31	[5]	10,000	6,359
Scripps Escrow, Inc.
5.88%	07/15/27	[5]	6,000	4,454
Sirius XM Radio, Inc.
3.88%	09/01/31	[5]	15,000	11,376
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[4,5]	20,000	15,776
Zayo Group Holdings, Inc.
4.00%	03/01/27	[5]	15,000	11,150

				198,786

Consumer Discretionary — 3.24%
Central Garden & Pet Co.
4.13%	04/30/31	[5]	5,000	4,082

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Everi Holdings, Inc.
5.00%	07/15/29	[5]	$5,000	$4,310
Hilton Domestic Operating Co., Inc.
3.63%	02/15/32	[5]	15,000	12,107
Triton Water Holdings, Inc.
6.25%	04/01/29	[5]	16,000	13,160
WarnerMedia Holdings, Inc.
5.14%	03/15/52		20,000	14,860
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28	[5]	13,000	11,682

				60,201

Consumer Products — 0.24%
Newell Brands, Inc.
6.50%	04/01/46		6,000	4,453

Diversified REITs — 0.52%
VICI Properties LP/VICI Note Co., Inc.
5.75%	02/01/27	[5]	10,000	9,691

Electric — 0.09%
Pike Corp.
5.50%	09/01/28	[5]	2,000	1,752

Energy — 5.35%
Energy Transfer LP,
Series B
6.63%[2,3]			22,000	17,616
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		16,000	14,905
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[5]	7,000	6,925
SM Energy Co.
6.50%	07/15/28		13,000	12,491
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		12,000	10,290
Transocean Titan Financing Ltd.
(Cayman Islands)
8.38%	02/01/28	[4,5]	5,000	5,100
Venture Global Calcasieu Pass LLC
4.13%	08/15/31	[5]	39,000	32,067

				99,394

Entertainment — 0.10%
Cinemark USA, Inc.
5.25%	07/15/28	[5]	2,000	1,790

Finance — 2.71%
American Express Co.,
Series D
3.55%[2,3]			7,000	5,596
Charles Schwab Corp. (The)
Series K
5.00%[2,3]			9,000	7,544
Cushman & Wakefield U.S. Borrower LLC
8.88%	09/01/31	[5]	4,000	3,864

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 136

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
GGAM Finance Ltd.
(Cayman Islands)
8.00%	06/15/28	[4,5]	$5,000	$4,989
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29		7,000	5,670
5.25%	05/15/27		2,000	1,763
6.25%	05/15/26		2,000	1,864
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[5]	14,000	12,027
JPMorgan Chase & Co.,
Series KK
3.65%[2,3]			8,000	7,003

				50,320

Food — 5.91%
B&G Foods, Inc.
5.25%	04/01/25		11,000	10,849
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28	[5]	2,000	1,766
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[5]	6,000	1,507
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31	[4]	20,000	16,040
5.75%	04/01/33	[4]	15,000	13,708
Pilgrim’s Pride Corp.
3.50%	03/01/32		30,000	23,240
5.88%	09/30/27	[5]	18,000	18,281
6.25%	07/01/33		11,000	10,358
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[5]	17,000	13,962

				109,711

Gaming — 0.96%
CDI Escrow Issuer, Inc.
5.75%	04/01/30	[5]	10,000	9,048
Ontario Gaming GTA LP
(Canada)
8.00%	08/01/30	[4,5]	6,000	5,985
Penn Entertainment, Inc.
5.63%	01/15/27	[5]	3,000	2,825

				17,858

Health Care — 9.94%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[4,5]	13,000	12,866
Bausch & Lomb Escrow Corp.
(Canada)
8.38%	10/01/28	[4,5]	13,000	13,036
Bausch Health Cos., Inc.
(Canada)
14.00%	10/15/30	[4,5]	1,000	595

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Cano Health LLC
6.25%	10/01/28	[5]	$6,000	$2,665
Catalent Pharma Solutions, Inc.
5.00%	07/15/27	[5]	22,000	20,207
Centene Corp.
2.63%	08/01/31		7,000	5,362
3.00%	10/15/30		5,000	4,039
4.25%	12/15/27		31,000	28,606
Embecta Corp.
6.75%	02/15/30	[5]	5,000	4,129
Fortrea Holdings, Inc.
7.50%	07/01/30	[5]	3,000	2,933
Grifols SA
(Spain)
4.75%	10/15/28	[4,5]	9,000	7,700
HCA, Inc.
3.50%	09/01/30		3,000	2,539
5.63%	09/01/28		7,000	6,822
5.88%	02/01/29		2,000	1,971
Heartland Dental LLC/Heartland Dental Finance Corp.
10.50%	04/30/28	[5]	2,000	2,010
Kedrion SpA
(Italy)
6.50%	09/01/29	[4,5]	6,000	5,175
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[5]	22,000	15,812
Molina Healthcare, Inc.
3.88%	11/15/30	[5]	10,000	8,298
Option Care Health, Inc.
4.38%	10/31/29	[5]	4,000	3,449
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[5]	3,000	2,422
Prestige Brands, Inc.
3.75%	04/01/31	[5]	6,000	4,837
Prime Healthcare Services, Inc.
7.25%	11/01/25	[5]	9,000	8,373
Star Parent, Inc.
9.00%	10/01/30	[5]	10,000	10,111
Tenet Healthcare Corp.
4.88%	01/01/26		11,000	10,553

				184,510

Industrials — 3.77%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[4,5]	12,000	10,030
Artera Services LLC
9.03%	12/04/25	[5]	5,000	4,621
Ball Corp.
3.13%	09/15/31		4,000	3,141
Graham Packaging Co., Inc.
7.13%	08/15/28	[5]	8,000	6,755
II-VI, Inc.
5.00%	12/15/29	[5]	3,000	2,605
OT Merger Corp.
7.88%	10/15/29	[5]	16,000	9,961

See accompanying Notes to Financial Statements.

137 / Semi-Annual Report September 2023

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group
Issuer, Inc.
4.38%	10/15/28	[5]	$7,000	$6,090
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[4,5]	3,000	2,955
TransDigm, Inc.
4.63%	01/15/29		6,000	5,247
6.25%	03/15/26	[5]	5,000	4,938
6.75%	08/15/28	[5]	11,000	10,848
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[4,5]	3,000	2,800

				69,991

Information Technology — 3.39%
Alteryx, Inc.
8.75%	03/15/28	[5]	5,000	5,012
MSCI, Inc.
3.63%	11/01/31	[5]	29,000	23,764
NCR Corp.
5.25%	10/01/30	[5]	27,000	23,295
Open Text Corp.
(Canada)
6.90%	12/01/27	[4,5]	5,000	5,025
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.
3.88%	02/01/29	[5]	7,000	5,845

				62,941

Insurance — 0.57%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29	[5]	9,000	7,628
7.00%	11/15/25	[5]	3,000	2,925

				10,553

Materials — 3.85%
ASP Unifrax Holdings, Inc.
7.50%	09/30/29	[5]	11,000	6,042
ATI, Inc.
5.13%	10/01/31		3,000	2,591
7.25%	08/15/30		2,000	1,998
Axalta Coating Systems, LLC
3.38%	02/15/29	[5]	8,000	6,665
Clearwater Paper Corp.
4.75%	08/15/28	[5]	11,000	9,428
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28	[4,5]	13,000	10,104
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[5]	9,000	6,778
SCIH Salt Holdings, Inc.
4.88%	05/01/28	[5]	4,000	3,525
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29	[4,5]	14,000	11,236

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Materials (continued)
Valvoline, Inc.
3.63%	06/15/31	[5]	$17,000	$13,188

				71,555

Office REITs — 0.28%
Hudson Pacific Properties LP
3.25%	01/15/30		2,000	1,374
4.65%	04/01/29		5,000	3,769

				5,143

Retail — 4.01%
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%	04/01/26	[5]	4,000	3,770
5.88%	04/01/29	[5]	3,000	2,712
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[5]	16,000	13,072
FirstCash, Inc.
5.63%	01/01/30	[5]	3,000	2,704
LCM Investments Holdings II LLC
8.25%	08/01/31	[5]	5,000	4,869
Michaels Cos., Inc. (The)
7.88%	05/01/29	[5]	10,000	6,542
Papa John’s International, Inc.
3.88%	09/15/29	[5]	12,000	9,913
Yum! Brands, Inc.
3.88%	11/01/23		31,000	30,903

				74,485

Services — 3.33%
Adtalem Global Education, Inc.
5.50%	03/01/28	[5]	6,000	5,531
Global Payments, Inc.
5.30%	08/15/29		3,000	2,861
HealthEquity, Inc.
4.50%	10/01/29	[5]	5,000	4,313
Hertz Corp. (The)
5.00%	12/01/29	[5]	10,000	7,875
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27	[5]	4,000	3,507
Upbound Group, Inc.
6.38%	02/15/29	[5]	3,000	2,689
VT Topco, Inc.
8.50%	08/15/30	[5]	9,000	8,921
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[5]	8,000	7,475
Waste Pro USA, Inc.
5.50%	02/15/26	[5]	20,000	18,697

				61,869

Specialized REITs — 0.32%
Greystar Real Estate Partners LLC
7.75%	09/01/30	[5]	6,000	5,970

Total Corporates
(Cost $1,236,450)				1,143,965

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 138

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 11.41%**

Non-Agency Commercial Mortgage-Backed — 3.96%
Bear Stearns Commercial Mortgage Securities Trust,
Series 2004-PWR6, Class X1 (IO)
1.03%	11/11/41	[2,5]	$2,032,663	$7,247
Commercial Mortgage Trust,
Series 2004-LB2A, Class X1 (IO)
1.98%	03/10/39	[2,5]	241,345	3,066
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.02%	10/15/45	[2]	6,359	9
Credit Suisse Mortgage Capital Trust,
Series 2006-C4, Class AX (IO)
1.06%	09/15/39	[2,5]	519,061	2,688
Impact Funding Affordable Multifamily Housing Mortgage
Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51	[5]	3,921	3,803
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.78%	01/15/47	[2]	368,824	14
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.95%	11/15/47	[2]	147,744	853
Merrill Lynch Mortgage Investors Trust,
Series 1997-C2, Class IO (IO)
1.31%	12/10/29	[2]	3,567,269	1,786
MKT Mortgage Trust,
Series 2020-525M, Class D
3.04%	02/12/40	[2,5]	25,000	11,552
MKT Mortgage Trust,
Series 2020-525M, Class E
3.04%	02/12/40	[2,5]	30,000	11,049
Natixis Commercial Mortgage Securities Trust,
Series 2018-TECH, Class A
(PRIME plus 0.00%)
8.50%	11/15/34	[1,5]	10,000	9,540
Queens Center Mortgage Trust,
Series 2013-QCA, Class B
3.38%	01/11/37	[5]	25,000	21,820
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.48%	06/15/46	[2]	43,431	86
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.05%	12/15/46	[2]	85,669	4

				73,517

Non-Agency Mortgage-Backed — 7.35%
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
5.33%	02/25/47	[1]	25,040	9,729
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 11/25/23)
5.00%	07/25/62	[5]	28,851	26,869

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.31%	11/25/37	[2]	$8,444	$6,991
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
4.42%	06/25/36	[2]	20,384	14,805
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
5.39%	11/21/34	[2]	32,989	30,911
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.99%, 7.10% Cap)
1.67%	03/25/36	[1,8,9]	218,152	11,271
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(CME Term SOFR 1-Month plus 0.30%)
5.62%	04/25/37	[1]	46,446	17,613
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(CME Term SOFR 1-Month plus 0.75%)
6.07%	07/25/45	[1]	19,356	18,172

				136,361

U.S. Agency Commercial Mortgage-Backed — 0.10%
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.24%	04/16/53	[2]	242,657	563
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.01%	02/16/46	[2]	110,933	1,309

				1,872

Total Mortgage-Backed
(Cost $294,780)				211,750

Total Bonds — 80.84%
(Cost $1,687,303)				1,500,888

Issues			Shares	Value

COMMON STOCK — 10.58%

Communication Services — 2.30%
Altice USA, Inc., Class A7			1,736	5,677
AT&T, Inc.			372	5,587
Nexstar Media Group, Inc., Class A			59	8,459
T-Mobile U.S., Inc.[7]			138	19,327
Warner Bros. Discovery, Inc.[7]			340	3,692

				42,742

Consumer Discretionary — 1.54%
Newell Brands, Inc.			416	3,757
Qurate Retail, Inc.[7]			3,324	2,016
Spectrum Brands Holdings, Inc.			84	6,581
Upbound Group, Inc.			553	16,286

				28,640

See accompanying Notes to Financial Statements.

139 / Semi-Annual Report September 2023

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues		Shares	Value
COMMON STOCK — 10.58% (continued)

Diversified REITs — 0.84%
Gaming and Leisure Properties, Inc.		340	$15,487

Financials — 1.82%
FirstCash Holdings, Inc.		240	24,091
Wells Fargo & Co.		237	9,684

			33,775

Gaming — 0.44%
Penn Entertainment, Inc.[7]		354	8,124

Health Care — 1.32%
Bausch + Lomb Corp.[4,7]
(Canada)		365	6,187
Bausch Health Cos., Inc.[4,7]
(Canada)		940	7,727
Centene Corp.[7]		154	10,607

			24,521

Industrials — 0.45%
TransDigm Group, Inc.[7]		10	8,432

Information Technology — 0.70%
CommScope Holding Co., Inc.[7]		818	2,748
NCR Corp.[7]		239	6,446
SS&C Technologies Holdings, Inc.		72	3,783

			12,977

Office REITs — 0.18%
Hudson Pacific Properties, Inc.		492	3,272

Transportation — 0.76%
Hertz Global Holdings, Inc.[7]		1,149	14,075

Utilities — 0.23%
FirstEnergy Corp.		127	4,341

Total Common Stock
(Cost $318,793)			196,386

MASTER LIMITED PARTNERSHIPS — 2.80%

Energy — 2.80%
Enterprise Products Partners LP		664	18,174
NGL Energy Partners LP7		2,525	9,772
Sunoco LP		164	8,028
USA Compression Partners LP		676	16,129

			52,103

Total Master Limited Partnerships
(Cost $27,906)			52,103

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 4.21%

Money Market Funds — 0.43%
Fidelity Investments Money Market Funds - Government
Portfolio
5.23%[10]		7,915	7,915

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills — 3.78%
U.S. Treasury Bills (WI)
5.43%[11]	03/07/24	$72,000	$70,332

Total Short-Term Investments
(Cost $78,252)			78,247

Total Investments - 98.43%
(Cost $2,112,254)			1,827,624

Cash and Other Assets, Less Liabilities - 1.57%			29,109

Net Assets - 100.00%			$1,856,733

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[2]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[3]	Perpetual security with no stated maturity date.
[4]	Foreign denominated security issued by foreign domiciled entity.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Non-income producing security.
[8]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[9]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $11,271, which is 0.61% of total net assets.
[10]	Represents the current yield as of September 30, 2023.
[11]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(WI): When Issued

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 140

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	3	12/29/23	$316,078	$(2,148)	$(2,148)
U.S. Treasury Two-Year Note	3	12/29/23	608,133	(2,033)	(2,033)

			924,211	(4,181)	(4,181)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	1	12/19/23	(111,563)	3,194	3,194

TOTAL FUTURES CONTRACTS			$812,648	$(987)	$(987)

See accompanying Notes to Financial Statements.

141 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 96.08%

ASSET-BACKED SECURITIES — 13.27%**
AGL CLO 12 Ltd.,
Series 2021-12A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.19%	07/20/34	[1,2,3]	$125,000	$123,586
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	10/17/34	[1,2,3]	70,000	68,488
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.30%	01/21/32	[1,2,3]	45,000	44,565
AMSR Trust,
Series 2020-SFR1, Class H
5.30%	04/17/37	[3]	200,000	188,092
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37	[3]	100,000	97,433
Carvana Auto Receivables Trust,
Series 2022-P3, Class R
0.00%	09/10/29	[3]	1,750	277,337
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class BRR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.94%	04/20/34	[1,2,3]	75,000	72,466
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.74%	10/25/34	[1,2,3]	180,000	178,382
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.45%	03/15/52	[3,4]	14,479	31
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[3]	140,000	122,380
Crystal River CDO,
Series 2005-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 0.62%)
6.02%	03/02/46	[1,2,3,5,6]	419,900	44,010
Diamond Infrastructure Funding LLC,
Series 2021-1A, Class C
3.48%	04/15/49	[3]	215,000	187,115
Dryden 85 CLO Ltd.,
Series 2020-85A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.72%	10/15/35	[1,2,3]	150,000	148,764

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.74%	10/15/34	[1,2,3]	$90,000	$89,240
FirstKey Homes Trust,
Series 2020-SFR1, Class F2
4.28%	08/17/37	[3]	162,000	151,704
FirstKey Homes Trust,
Series 2020-SFR1, Class G
4.78%	08/17/37	[3]	265,000	246,851
Flatiron RR CLO 22 LLC,
Series 2021-2A, Class B
(CME Term SOFR 3-Month plus 1.86%)
7.17%	10/15/34	[1,3]	250,000	246,033
FRTKL,
Series 2021-SFR1, Class G
4.11%	09/17/38	[3]	300,000	254,585
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[2,3]	25,376	24,786
GLS Auto Receivables Issuer Trust,
Series 2023-2A, Class D
6.31%	03/15/29	[3]	220,000	216,903
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.09%	01/20/33	[1,2,3]	325,000	321,507
GoldenTree Loan Management U.S. CLO 17 Ltd.,
Series 2023-17A, Class D
(United Kingdom)
(CME Term SOFR 3-Month plus 5.00%)
10.25%	07/20/36	[1,2,3]	175,000	178,027
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.79%)
7.16%	08/05/33	[1,2,3]	90,000	88,951
Golub Capital Partners CLO 69M,
Series 2023-69A, Class B1
(CME Term SOFR 3-Month plus 3.25%)
0.00%	11/09/36	[1,3]	250,000	250,312
Harvest Commercial Capital Loan Trust,
Series 2019-1, Class A
3.29%	09/25/46	[3,4]	17,706	17,099
HPS Loan Management Ltd.
Series 10A-16, Class A1RR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.73%	04/20/34	[1,2,3]	85,000	84,296
HPS Loan Management Ltd.,
Series 2023-18A, Class D
(Cayman Islands)
(CME Term SOFR 3-Month plus 5.75%)
11.01%	07/20/36	[1,2,3]	175,000	175,719

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 142

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
KGS-Alpha SBA COOF Trust,
Series 2015-1, Class A (IO)
1.58%	10/25/35	[3,4]	$871,170	$26,588
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-1A, Class 1A
(CME Term SOFR 1-Month plus 0.36%)
5.68%	03/25/37	[1,3]	6,860	6,806
Neuberger Berman Loan Advisers CLO 43 Ltd.,
Series 2021-43A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.70%	07/17/35	[1,2,3]	85,000	84,513
OCP CLO Ltd.,
Series 2021-21A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.29%	07/20/34	[1,2,3]	50,000	49,285
OCP CLO Ltd.,
Series 2023-28A, Class D
(United Kingdom)
(CME Term SOFR 3-Month plus 5.35%)
10.77%	07/16/36	[1,2,3]	250,000	254,453
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	07/15/36	[1,2,3]	125,000	122,555
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.62%	02/24/37	[1,2,3]	150,000	149,096
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.34%	01/20/34	[1,2,3]	40,000	39,303
Progress Residential Trust,
Series 2019-SFR4, Class F
3.68%	10/17/36	[3]	161,000	155,084
Progress Residential Trust,
Series 2021-SFR6, Class G
4.00%	07/17/38	[3]	250,000	216,422
Progress Residential Trust,
Series 2021-SFR7, Class F
3.83%	08/17/40	[3]	220,000	180,995
Progress Residential,
Series 2021-SFR1, Class F
2.76%	04/17/38	[3]	292,000	253,660
Progress Residential,
Series 2021-SFR3, Class F
3.44%	05/17/26	[3]	200,000	174,023
Progress Residential,
Series 2021-SFR4, Class F
3.41%	05/17/38	[3]	220,000	192,363

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.78%	10/20/30	[1,2,3]	$112,969	$112,708
Rockford Tower CLO Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.24%	07/20/34	[1,2,3]	75,000	73,410
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	64,437	56,335
SLC Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.55%)
5.68%	08/15/31	[1]	91,088	77,761
SLM Student Loan Trust,
Series 2007-7, Class B
(SOFR90A plus 1.01%)
6.07%	10/27/70	[1]	215,000	195,293
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.52%	01/25/83	[1]	340,000	337,224
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.52%	04/26/83	[1]	340,000	315,934
SLM Student Loan Trust,
Series 2008-4, Class B
(SOFR90A plus 2.11%)
7.17%	04/25/73	[1]	340,000	329,039
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.17%	07/25/73	[1]	235,000	228,028
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[1]	340,000	321,835
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29	[2,3,4]	250,000	176,040
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[3]	239,792	240,222
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[3]	274,091	276,295
Textainer Marine Containers VII Ltd.,
Series 2021-2A, Class A
(Bermuda)
2.23%	04/20/46	[2,3]	201,667	172,539

See accompanying Notes to Financial Statements.

143 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
TIF Funding II LLC,
Series 2021-1A, Class A
1.65%	02/20/46	[3]	$209,350	$172,125
Trestles CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.76%	10/20/34	[1,2,3]	90,000	89,119
Tricon American Homes Trust,
Series 2017-SFR2, Class E
4.22%	01/17/36	[3]	150,000	148,615
Tricon American Homes,
Series 2020-SFR1, Class D
2.55%	07/17/38	[3]	133,000	120,079

Total Asset-Backed Securities
(Cost $9,639,873)				9,246,409

CORPORATES — 27.64%*

Banking — 5.13%
Bank of America Corp.
2.30%	07/21/32	[4]	150,000	113,835
3.42%	12/20/28	[4]	35,000	31,400
Bank of America Corp.
(MTN)
1.90%	07/23/31	[4]	25,000	18,961
1.92%	10/24/31	[4]	415,000	313,403
2.88%	10/22/30	[4]	50,000	41,709
3.82%	01/20/28	[4]	110,000	102,202
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	80,000	71,779
Bank of America Corp.,
Series RR
4.38%[4,7]			15,000	12,664
Comerica, Inc.
5.63%[4,7]			45,000	41,345
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25	[2,4]	10,000	9,638
1.59%	05/24/27	[2,4]	25,000	22,052
2.01%	09/22/28	[2,4]	115,000	97,636
2.36%	08/18/31	[2,4]	90,000	69,252
2.80%	05/24/32	[2,4]	35,000	27,137
6.33%	03/09/44	[2,4]	145,000	139,326
JPMorgan Chase & Co.
1.58%	04/22/27	[4]	55,000	49,087
2.07%	06/01/29	[4]	25,000	21,090
2.58%	04/22/32	[4]	330,000	260,613
Lloyds Banking Group PLC
(United Kingdom)
4.98%	08/11/33	[2,4]	250,000	222,678
Macquarie Group Ltd.
(Australia)
2.69%	06/23/32	[2,3,4]	30,000	22,932
2.87%	01/14/33	[2,3,4]	95,000	71,885

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[2,4]	$40,000	$39,580
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34	[4]	40,000	36,281
6.04%	10/28/33	[4]	35,000	33,972
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[2,4]	100,000	97,247
1.67%	06/14/27	[2,4]	50,000	43,781
U.S. Bancorp
3.70%[4,7]			15,000	11,030
4.84%	02/01/34	[4]	150,000	132,424
5.84%	06/12/34	[4]	40,000	37,709
5.85%	10/21/33	[4]	35,000	33,179
UBS Group AG
(Switzerland)
1.31%	02/02/27	[2,3,4]	30,000	26,595
2.59%	09/11/25	[2,3,4]	25,000	24,064
3.09%	05/14/32	[2,3,4]	15,000	11,896
4.19%	04/01/31	[2,3,4]	740,000	646,539
UBS Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33	[2]	100,000	72,111
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[4]	75,000	65,797
3.35%	03/02/33	[4]	500,000	404,016
3.53%	03/24/28	[4]	50,000	45,918
4.90%	07/25/33	[4]	55,000	49,799

				3,572,562

Communications — 2.33%
AT&T, Inc.
4.75%	05/15/46		15,000	11,862
Cable One, Inc.
4.00%	11/15/30	[3]	115,000	87,831
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.50%	06/01/33	[3]	75,000	57,758
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50		50,000	34,999
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53		165,000	123,469
CommScope, Inc.
4.75%	09/01/29	[3]	95,000	70,894
CSC Holdings LLC
5.75%	01/15/30	[3]	15,000	8,426
6.50%	02/01/29	[3]	117,000	97,062
7.50%	04/01/28	[3]	48,000	31,247
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[3,8,9]	43,000	968

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 144

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27	[3]	$30,000	$26,562
Frontier Communications Holdings LLC
6.75%	05/01/29	[3]	40,000	30,828
8.63%	03/15/31	[3]	111,000	104,329
Gray Escrow II, Inc.
5.38%	11/15/31	[3]	41,000	26,801
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[2,3]	48,000	42,657
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,2,3,5,6,8,9	38,000	—
9.75%	07/15/25	†,2,3,5,6,8,9	71,000	—
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[3]	40,000	35,200
Qwest Corp.
7.25%	09/15/25		70,000	68,075
Scripps Escrow, Inc.
5.88%	07/15/27	[3]	66,000	48,994
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[3]	200,000	134,869
Sirius XM Radio, Inc.
3.88%	09/01/31	[3]	55,000	41,712
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[3]	67,500	66,803
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[2,3]	25,000	22,714
Time Warner Cable LLC
5.50%	09/01/41		100,000	78,291
5.88%	11/15/40		10,000	8,349
T-Mobile USA, Inc.
2.25%	02/15/26		66,000	60,821
2.55%	02/15/31		110,000	87,570
2.63%	04/15/26		38,000	35,156
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49	[2]	48,000	38,357
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[2,3]	175,000	138,039

				1,620,643

Consumer Discretionary — 1.45%
BAT Capital Corp.
2.73%	03/25/31		25,000	19,282
4.39%	08/15/37		20,000	15,320
4.54%	08/15/47		175,000	120,592
5.65%	03/16/52		125,000	100,160
Central Garden & Pet Co.
4.13%	10/15/30		40,000	33,416

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Edgewell Personal Care Co.
5.50%	06/01/28	[3]	$32,000	$29,800
Everi Holdings, Inc.
5.00%	07/15/29	[3]	73,000	62,917
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[2,3]	25,000	24,390
6.13%	07/27/27	[2,3]	70,000	69,723
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31	[2,3]	200,000	148,871
Spectrum Brands, Inc.
5.50%	07/15/30	[3]	10,000	9,200
Triton Water Holdings, Inc.
6.25%	04/01/29	[3]	79,000	64,977
WarnerMedia Holdings, Inc.
4.28%	03/15/32		40,000	33,958
5.05%	03/15/42		70,000	54,208
5.14%	03/15/52		300,000	222,896

				1,009,710

Consumer Products — 0.12%
Newell Brands, Inc.
6.50%	04/01/46		112,000	83,123

Diversified REITs — 0.95%
American Assets Trust LP
3.38%	02/01/31		30,000	22,505
American Tower Corp.
1.00%	01/15/32		100,000	79,373
5.65%	03/15/33		35,000	33,664
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31	[2]	100,000	75,637
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		79,000	61,273
4.00%	01/15/31		50,000	41,688
5.38%	04/15/26		65,000	63,082
5.75%	06/01/28		25,000	23,995
LXP Industrial Trust
2.38%	10/01/31		55,000	40,423
2.70%	09/15/30		35,000	27,137
VICI Properties LP
5.13%	05/15/32		171,000	153,506
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29	[3]	5,000	4,326
4.13%	08/15/30	[3]	22,000	18,818
4.50%	09/01/26	[3]	5,000	4,737
4.50%	01/15/28	[3]	9,000	8,223
4.63%	06/15/25	[3]	5,000	4,834

				663,221

Electric — 1.58%
Alliant Energy Finance, LLC
3.60%	03/01/32	[3]	55,000	45,624
American Electric Power Co., Inc.
5.63%	03/01/33		60,000	58,122

See accompanying Notes to Financial Statements.

145 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Arizona Public Service Co.
6.35%	12/15/32		$245,000	$251,095
Commonwealth Edison Co.
5.30%	02/01/53		130,000	119,510
Duke Energy Carolinas LLC
5.35%	01/15/53		30,000	27,483
Duke Energy Corp.
3.85%	06/15/34		100,000	94,350
Entergy Texas, Inc.
3.45%	12/01/27		150,000	136,510
FirstEnergy Transmission LLC
2.87%	09/15/28	[3]	39,000	33,862
Jersey Central Power & Light Co.
4.70%	04/01/24	[3]	55,000	54,505
Metropolitan Edison Co.
4.00%	04/15/25	[3]	75,000	71,946
Niagara Mohawk Power Corp.
5.78%	09/16/52	[3]	60,000	55,542
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42	[2]	105,000	95,085
Tucson Electric Power Co.
5.50%	04/15/53		65,000	59,005

				1,102,639

Energy — 1.31%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[3]	35,000	32,963
Energy Transfer LP
5.00%	05/15/50		90,000	70,578
5.40%	10/01/47		159,000	131,015
5.50%	06/01/27		3,000	2,955
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		41,000	38,194
KeySpan Gas East Corp.
5.99%	03/06/33	[3]	65,000	62,733
Kinder Morgan Energy Partners LP
5.00%	08/15/42		45,000	36,431
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31	[2]	63,000	45,102
6.35%	02/12/48	[2]	5,000	2,866
6.95%	01/28/60	[2]	35,000	20,772
Piedmont Natural Gas Co., Inc.
5.40%	06/15/33		70,000	66,882
Rockies Express Pipeline LLC
4.80%	05/15/30	[3]	100,000	86,750
Sabine Pass Liquefaction LLC
4.50%	05/15/30		5,000	4,587
Southern Co. Gas Capital Corp.
3.88%	11/15/25		70,000	67,437
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29		56,000	49,420
4.50%	04/30/30		9,000	7,805

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34	[2]	$5,000	$4,360
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		73,000	62,597
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[3]	145,000	122,303

				915,750

Entertainment — 0.05%
Cinemark USA, Inc.
5.25%	07/15/28	[3]	41,000	36,695

Finance — 3.23%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[2]	75,000	67,239
3.30%	01/30/32	[2]	155,000	123,459
Air Lease Corp.
(MTN)
2.30%	02/01/25		75,000	71,082
American Express Co.,
Series D
3.55%[4,7]			15,000	11,992
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[2,3]	185,000	156,308
3.25%	02/15/27	[2,3]	15,000	13,321
Capital One Financial Corp.
3.27%	03/01/30	[4]	40,000	33,484
Charles Schwab Corp. (The)
Series K
5.00%[4,7]			15,000	12,573
Citigroup, Inc.
2.52%	11/03/32	[4]	185,000	141,391
2.57%	06/03/31	[4]	245,000	195,462
2.98%	11/05/30	[4]	20,000	16,729
3.52%	10/27/28	[4]	5,000	4,526
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[4]	40,000	36,302
GGAM Finance Ltd.
(Cayman Islands)
8.00%	06/15/28	[2,3]	68,000	67,859
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	30,000	29,763
1.22%	12/06/23		75,000	74,387
1.54%	09/10/27	[4]	235,000	205,823
1.95%	10/21/27	[4]	10,000	8,832
2.38%	07/21/32	[4]	260,000	198,102
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29		27,000	21,870
5.25%	05/15/27		72,000	63,456
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[3]	74,000	63,571

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 146

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
JPMorgan Chase & Co.
1.04%	02/04/27	[4]	$175,000	$155,739
2.55%	11/08/32	[4]	30,000	23,260
Morgan Stanley
0.79%	05/30/25	[4]	120,000	115,290
2.48%	09/16/36	[4]	110,000	80,409
Morgan Stanley
(MTN)
1.93%	04/28/32	[4]	285,000	212,272
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[2,3,4]	50,000	44,743

				2,249,244

Food — 0.94%
B&G Foods, Inc.
5.25%	04/01/25		35,000	34,519
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[3]	66,000	16,579
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34	[2,3]	135,000	131,431
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[2]	52,000	41,704
5.50%	01/15/30	[2]	25,000	23,360
6.50%	12/01/52	[2]	10,000	8,960
Pilgrim’s Pride Corp.
3.50%	03/01/32		36,000	27,888
4.25%	04/15/31		25,000	20,886
6.25%	07/01/33		135,000	127,114
Post Holdings, Inc.
5.75%	03/01/27	[3]	98,000	94,570
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[3]	115,000	94,449
Smithfield Foods, Inc.
2.63%	09/13/31	[3]	45,000	32,407

				653,867

Gaming — 0.19%
Ontario Gaming GTA LP
(Canada)
8.00%	08/01/30	[2,3]	35,000	34,911
Penn Entertainment, Inc.
4.13%	07/01/29	[3]	79,000	64,752
5.63%	01/15/27	[3]	36,000	33,894

				133,557

Health Care — 3.30%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[2,3]	62,000	61,359
AbbVie, Inc.
3.60%	05/14/25		50,000	48,346

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Amgen, Inc.
4.20%	02/22/52		$25,000	$18,726
4.88%	03/01/53		20,000	16,699
5.25%	03/02/33		65,000	62,155
5.60%	03/02/43		40,000	37,263
5.75%	03/02/63		26,000	24,048
Bausch & Lomb Escrow Corp.
(Canada)
8.38%	10/01/28	[2,3]	70,000	70,195
Bayer U.S. Finance II LLC
2.85%	04/15/25	[3]	20,000	18,937
4.38%	12/15/28	[3]	70,000	65,089
4.63%	06/25/38	[3]	156,000	127,974
4.88%	06/25/48	[3]	50,000	39,917
Cano Health LLC
6.25%	10/01/28	[3]	26,000	11,549
Catalent Pharma Solutions, Inc.
3.13%	02/15/29	[3]	115,000	94,428
Centene Corp.
2.45%	07/15/28		46,000	38,894
3.00%	10/15/30		134,000	108,249
4.25%	12/15/27		49,000	45,215
CommonSpirit Health
2.78%	10/01/30		40,000	33,016
CVS Health Corp.
5.05%	03/25/48		95,000	78,979
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		45,000	37,690
Embecta Corp.
5.00%	02/15/30	[3]	28,000	22,062
6.75%	02/15/30	[3]	53,000	43,765
Encompass Health Corp.
4.50%	02/01/28		20,000	18,345
Fortrea Holdings, Inc.
7.50%	07/01/30	[3]	35,000	34,215
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[3]	30,000	26,183
Grifols SA
(Spain)
4.75%	10/15/28	[2,3]	109,000	93,253
HCA, Inc.
3.50%	09/01/30		69,000	58,401
3.63%	03/15/32		155,000	128,623
5.25%	04/15/25		12,000	11,856
5.25%	06/15/49		110,000	90,506
5.50%	06/15/47		15,000	12,822
5.63%	09/01/28		14,000	13,643
Kedrion SpA
(Italy)
6.50%	09/01/29	[2,3]	90,000	77,625
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[3]	90,000	64,687
ModivCare, Inc.
5.88%	11/15/25	[3]	48,000	45,673
Molina Healthcare, Inc.
3.88%	11/15/30	[3]	25,000	20,744

See accompanying Notes to Financial Statements.

147 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
3.88%	05/15/32	[3]	$161,000	$129,537
Option Care Health, Inc.
4.38%	10/31/29	[3]	72,000	62,078
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[3]	29,000	23,418
Prestige Brands, Inc.
3.75%	04/01/31	[3]	116,000	93,524
Prime Healthcare Services, Inc.
7.25%	11/01/25	[3]	90,000	83,727
Tenet Healthcare Corp.
4.88%	01/01/26		65,000	62,358
6.75%	05/15/31	[3]	33,000	31,888
Universal Health Services, Inc.
1.65%	09/01/26		15,000	13,225

				2,300,886

Health Care REITs — 0.16%
Healthcare Reality Holdings LP
2.00%	03/15/31		25,000	18,759
3.10%	02/15/30		30,000	25,017
Healthcare Realty Holdings LP
2.05%	03/15/31		10,000	7,258
3.63%	01/15/28		70,000	62,433

				113,467

Industrial REITs — 0.01%
Rexford Industrial Realty LP
2.15%	09/01/31		5,000	3,732

Industrials — 1.45%
Advanced Drainage Systems, Inc.
6.38%	06/15/30	[3]	14,000	13,462
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[2,3]	90,000	75,230
Artera Services LLC
9.03%	12/04/25	[3]	38,000	35,117
Ball Corp.
4.00%	11/15/23		38,000	37,830
6.88%	03/15/28		91,000	91,455
Berry Global, Inc.
1.65%	01/15/27		5,000	4,303
4.88%	07/15/26	[3]	50,000	47,912
5.50%	04/15/28	[3]	115,000	111,161
Boeing Co. (The)
1.43%	02/04/24		60,000	59,071
4.88%	05/01/25		10,000	9,830
Energizer Holdings, Inc.
4.38%	03/31/29	[3]	46,000	38,525
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.74%)
6.11%	08/15/36	[1]	325,000	289,587
OT Merger Corp.
7.88%	10/15/29	[3]	123,000	76,573
TransDigm, Inc.
6.75%	08/15/28	[3]	97,000	95,664

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[2,3]	$30,000	$28,006

				1,013,726

Information Technology — 0.98%
Broadcom, Inc.
2.60%	02/15/33	[3]	51,000	38,063
Fiserv, Inc.
5.60%	03/02/33		130,000	126,109
Gen Digital, Inc.
6.75%	09/30/27	[3]	65,000	63,742
NCR Corp.
5.13%	04/15/29	[3]	42,000	37,064
5.25%	10/01/30	[3]	72,000	62,119
Netflix, Inc.
5.88%	02/15/25		50,000	49,964
Open Text Corp.
(Canada)
6.90%	12/01/27	[2,3]	18,000	18,089
Oracle Corp.
3.80%	11/15/37		10,000	7,680
3.95%	03/25/51		243,000	166,702
6.50%	04/15/38		70,000	70,580
6.90%	11/09/52		45,000	46,383

				686,495

Insurance — 1.16%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29	[3]	77,000	65,257
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27	[3]	66,000	61,875
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		55,000	39,237
Athene Global Funding
1.61%	06/29/26	[3]	30,000	26,225
1.99%	08/19/28	[3]	100,000	81,715
3.21%	03/08/27	[3]	25,000	22,420
(SOFR Index plus 0.70%)
6.04%	05/24/24	[1,3]	30,000	29,859
Brown & Brown, Inc.
4.95%	03/17/52		45,000	36,022
Farmers Exchange Capital II
6.15%	11/01/53	[3,4]	50,000	46,280
Farmers Insurance Exchange
4.75%	11/01/57	[3,4]	25,000	18,788
HUB International Ltd.
7.00%	05/01/26	[3]	15,000	15,000
Metropolitan Life Global Funding I
4.30%	08/25/29	[3]	150,000	140,047
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[3,4]	75,000	75,011
Teachers Insurance & Annuity Association of America
4.27%	05/15/47	[3]	65,000	49,264

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 148

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Willis North America, Inc.
5.35%	05/15/33		$105,000	$98,045

				805,045

Materials — 0.71%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[3]	30,000	21,417
ATI, Inc.
7.25%	08/15/30		35,000	34,956
Axalta Coating Systems, LLC
3.38%	02/15/29	[3]	76,000	63,320
Clearwater Paper Corp.
4.75%	08/15/28	[3]	112,000	95,992
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[3]	201,000	151,373
3.27%	11/15/40	[3]	5,000	3,138
3.47%	12/01/50	[3]	15,000	8,749
4.38%	06/01/47		20,000	13,445
5.00%	09/26/48		5,000	3,737
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29	[2,3]	45,000	36,117
Valvoline, Inc.
3.63%	06/15/31	[3]	80,000	62,062

				494,306

Office REITs — 0.14%
Hudson Pacific Properties LP
3.25%	01/15/30		100,000	68,690
3.95%	11/01/27		15,000	11,854
4.65%	04/01/29		20,000	15,076
5.95%	02/15/28		5,000	4,176

				99,796

Real Estate Investment Trust (REIT) — 0.12%
American Tower Corp.
5.55%	07/15/33		85,000	81,068

Residential REITs — 0.32%
American Homes 4 Rent LP
3.38%	07/15/51		40,000	24,002
4.30%	04/15/52		50,000	36,157
Invitation Homes Operating Partnership LP
2.00%	08/15/31		65,000	48,126
2.70%	01/15/34		105,000	76,847
5.50%	08/15/33		40,000	37,378

				222,510

Retail — 0.47%
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%	04/01/29	[3]	40,000	36,165
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30	[3]	111,000	90,683
FirstCash, Inc.
5.63%	01/01/30	[3]	51,000	45,974

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Retail (continued)
LCM Investments Holdings II LLC
8.25%	08/01/31	[3]	$35,000	$34,081
Michaels Cos., Inc. (The)
7.88%	05/01/29	[3]	93,000	60,844
Papa John’s International, Inc.
3.88%	09/15/29	[3]	70,000	57,824

				325,571

Services — 0.81%
Adtalem Global Education, Inc.
5.50%	03/01/28	[3]	76,000	70,056
Global Payments, Inc.
5.40%	08/15/32		40,000	37,499
5.95%	08/15/52		8,000	7,171
HealthEquity, Inc.
4.50%	10/01/29	[3]	75,000	64,699
Hertz Corp. (The)
4.63%	12/01/26	[3]	3,000	2,674
5.00%	12/01/29	[3]	124,000	97,650
Upbound Group, Inc.
6.38%	02/15/29	[3]	74,000	66,323
VT Topco, Inc.
8.50%	08/15/30	[3]	70,000	69,382
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[3]	60,000	56,065
Waste Pro USA, Inc.
5.50%	02/15/26	[3]	102,000	95,355

				566,874

Specialized REITs — 0.43%
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.63%	04/20/30	[2]	100,000	78,762
CubeSmart LP
2.50%	02/15/32		75,000	57,092
Extra Space Storage LP
2.35%	03/15/32		105,000	79,454
2.40%	10/15/31		50,000	38,303
2.55%	06/01/31		15,000	11,690
Greystar Real Estate Partners LLC
7.75%	09/01/30	[3]	35,000	34,825

				300,126

Transportation — 0.30%
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		83,641	75,274
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36		135,000	131,358

				206,632

Total Corporates
(Cost $20,779,740)				19,261,245

See accompanying Notes to Financial Statements.

149 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 51.30%**

Non-Agency Commercial Mortgage-Backed — 4.17%
Arrow CMBS 2018 DAC,
Series 2018-1, Class A1
(Ireland)
(3-Month Euribor plus 1.10%)
4.92%	05/22/30	[1,2]	$80,382	$84,012
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[3,4]	1,500,000	28,067
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2019-BPR, Class AMP
3.29%	11/05/32	[3]	100,000	89,015
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class F
(CME Term SOFR 1-Month plus 2.51%)
7.85%	09/15/36	[1,3]	100,000	94,194
BXHPP Trust,
Series 2021-FILM, Class C
(CME Term SOFR 1-Month plus 1.21%)
6.55%	08/15/36	[1,3]	120,000	108,138
BXHPP Trust,
Series 2021-FILM, Class D
(CME Term SOFR 1-Month plus 1.61%)
6.95%	08/15/36	[1,3]	100,000	87,636
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.09%	10/10/47	[4]	3,899,150	21,414
Citigroup Commercial Mortgage Trust,
Series 2016-P4, Class XA (IO)
2.05%	07/10/49	[4]	1,942,797	73,522
Citigroup Commercial Mortgage Trust,
Series 2020-555, Class G
3.62%	12/10/41	[3,4]	200,000	127,063
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.65%	04/15/47	[3,4]	1,158,413	5,184
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.02%	10/15/45	[4]	199,495	276
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
0.99%	10/10/46	[4]	598,855	29
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.72%	02/10/37	[3,4]	1,667,987	10,563
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.69%	09/15/37	[3,4]	9,783,817	71,791
CSAIL Commercial Mortgage Trust,
Series 2015-C1, Class XA (IO)
0.95%	04/15/50	[4]	1,620,608	10,186
CSMC,
Series 2018-SITE, Class B
4.53%	04/15/36	[3]	100,000	96,870

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
DROP Mortgage Trust,
Series 2021-FILE, Class D
(CME Term SOFR 1-Month plus 2.86%)
8.20%	10/15/43	[1,3]	$150,000	$107,867
European Loan Conduit No. 36 DAC,
Series 36A, Class E
(Ireland)
(3-Month Euribor plus 3.35%)
7.15%	02/17/30	[1,2,3]	95,559	93,037
Frost CMBS DAC,
Series 2021-1X, Class EUA
(Ireland)
(3-Month Euribor plus 1.15%)
4.97%	11/20/33	[1,2]	99,127	99,853
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[3,4]	940,000	3,575
GS Mortgage Securities Trust,
Series 2013-GC16, Class XB (IO)
0.11%	11/10/46	[4]	31,967,153	34
GS Mortgage Securities Trust,
Series 2014-GC24, Class XA (IO)
0.82%	09/10/47	[4]	2,511,237	10,321
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.84%	07/10/48	[4]	4,485,572	44,202
Impact Funding Affordable Multifamily Housing Mortgage
Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51	[3]	38,939	37,760
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C15, Class XA (IO)
0.75%	11/15/45	[4]	350,866	15
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.94%	09/15/47	[4]	6,659,742	26,979
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.95%	11/15/47	[4]	4,400,768	25,403
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class XA (IO)
1.07%	01/15/48	[4]	2,415,673	16,318
JPMDB Commercial Mortgage Securities Trust,
Series 2018-C8, Class XEF (IO)
1.92%	06/15/51	[3,4]	1,157,000	76,270
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class XA (IO)
0.73%	12/15/46	[4]	1,056,883	30
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-ICON, Class C
4.54%	01/05/34	[3]	72,000	71,023
Ladder Capital Commercial Mortgage Trust,
Series 2013-GCP, Class XA (IO)
1.32%	02/15/36	[3,4]	1,400,110	55,495

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 150

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Med Trust,
Series 2021-MDLN, Class G
(CME Term SOFR 1-Month plus 5.36%)
10.70%	11/15/38	[1,3]	$99,522	$94,111
MKT Mortgage Trust,
Series 2020-525M, Class D
3.04%	02/12/40	[3,4]	486,000	224,570
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class XB (IO)
0.21%	05/15/46	[3,4]	12,532,749	9,227
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
1.10%	12/15/47	[4]	2,613,246	16,028
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.46%	01/15/43	[3,4]	180,000	88,058
Natixis Commercial Mortgage Securities Trust,
Series 2018-TECH, Class A
(PRIME plus 0.00%)
8.50%	11/15/34	[1,3]	220,000	209,886
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43	[3,4]	220,000	147,248
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class D
4.53%	01/05/43	[3,4]	200,000	90,295
SMRT,
Series 2022-MINI, Class E
(CME Term SOFR 1-Month plus 2.70%)
8.03%	01/15/39	[1,3]	100,000	94,535
VASA Trust,
Series 2021-VASA, Class B
(CME Term SOFR 1-Month plus 1.36%)
6.70%	07/15/39	[1,3]	300,000	213,876
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.74%	07/15/58	[4]	3,043,235	23,398
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class XA (IO)
1.73%	11/15/49	[4]	3,264,952	106,594
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class XB (IO)
0.27%	05/15/45	[3,4]	1,019,225	929
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.48%	06/15/46	[4]	101,338	201
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.05%	12/15/46	[4]	776,850	33
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class XA (IO)
1.15%	08/15/47	[4]	3,126,944	14,745

				2,909,876

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed — 31.70%
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(CME Term SOFR 1-Month plus 0.87%)
6.19%	03/25/37	[1]	$369,026	$150,788
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-HE1, Class A1
(CME Term SOFR 1-Month plus 0.41%)
5.73%	01/25/37	[1]	579,824	286,757
Ajax Mortgage Loan Trust,
Series 2021-C, Class A (STEP-reset date 10/25/23)
2.12%	01/25/61	[3]	293,893	277,257
Alternative Loan Trust,
Series 2005-10CB, Class 1A8
5.50%	05/25/35		320,708	261,741
Alternative Loan Trust,
Series 2005-59, Class 1A1
(CME Term SOFR 1-Month plus 0.77%)
6.10%	11/20/35	[1]	325,511	289,462
Alternative Loan Trust,
Series 2007-15CB, Class A7
6.00%	07/25/37		465,166	278,500
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
5.33%	02/25/47	[1]	713,650	277,272
APS Resecuritization Trust,
Series 2016-3, Class 3MZ
0.77%	09/27/46	[3,4]	388,162	199,250
Banc of America Funding Trust,
Series 2006-7, Class T2A3
5.69%	10/25/36	[4]	225,287	193,919
Banc of America Funding Trust,
Series 2014-R5, Class 1A2
(TSFR6M plus 1.93%)
3.82%	09/26/45	[1,3]	258,815	188,594
Banc of America Funding Trust,
Series 2015-R3, Class 1A2
3.74%	03/27/36	[3,4]	392,689	295,477
BRAVO Residential Funding Trust,
Series 2021-A, Class A1 (STEP-reset date 10/25/23)
1.99%	10/25/59	[3]	280,820	269,297
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(CME Term SOFR 1-Month plus 0.35%)
5.67%	10/25/36	[1]	175,000	144,557
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A3
(CME Term SOFR 1-Month plus 0.25%)
5.57%	12/25/36	[1]	100,599	96,198
CIM Trust,
Series 2020-R6, Class A1
2.25%	12/25/60	[3,4]	320,238	259,046
CIM Trust,
Series 2021-NR1, Class A1 (STEP-reset date 11/25/23)
2.57%	07/25/55	[3]	191,135	186,268

See accompanying Notes to Financial Statements.

151 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 11/25/23)
2.57%	07/25/59	[3]	$105,550	$101,924
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56	[3,4]	370,272	320,125
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[3,4]	65,231	56,015
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61	[3,4]	115,000	63,091
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 11/25/23)
5.00%	07/25/62	[3]	87,427	81,422
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 11/25/23)
6.00%	06/25/62	[3]	294,481	283,492
CIM Trust,
Series 2023-NR2, Class A1 (STEP-reset date 11/25/23)
6.00%	06/25/62	[3]	318,757	301,435
CIM Trust,
Series 2023-R3, Class A1A
4.50%	01/25/63	[3,4]	247,172	221,983
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(CME Term SOFR 1-Month plus 1.86%)
7.18%	10/25/37	[1,3]	240,000	198,815
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AF6A (STEP-reset date 11/25/23)
6.13%	08/25/35		331,986	294,411
COLT Mortgage Loan Trust,
Series 2021-2, Class A1
0.92%	08/25/66	[3,4]	104,505	79,566
COLT Mortgage Loan Trust,
Series 2021-HX1, Class A1
1.11%	10/25/66	[3,4]	321,760	252,998
Conseco Finance Corp.,
Series 1999-5, Class A5
7.86%	03/01/30	[4]	71,504	27,926
Credit Suisse Mortgage Capital Trust,
Series 2015-12R, Class 2A2
3.36%	11/30/37	[3,4]	93,296	81,943
Credit Suisse Mortgage Capital Trust,
Series 2021-RPL4, Class A1
1.80%	12/27/60	[3,4]	212,610	198,559
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/23)
3.54%	02/25/37		230,850	137,956
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 11/25/23)
3.32%	03/25/37		814,973	300,405

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37	[4]	$430,560	$257,483
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	07/27/61	[3,4]	281,319	258,817
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-AR3, Class 2A5
(CME Term SOFR 1-Month plus 0.51%)
5.83%	06/25/37	[1]	301,681	255,858
Ellington Financial Mortgage Trust,
Series 2021-3, Class A1
1.24%	09/25/66	[3,4]	84,183	64,030
Fannie Mae Connecticut Avenue Securities,
Series 2019-R04, Class 2B1
(SOFR30A plus 5.36%)
10.68%	06/25/39	[1,3]	177,239	186,555
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(SOFR30A plus 3.86%)
9.18%	09/25/39	[1,3]	69,925	71,175
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1
(SOFR30A plus 3.30%)
8.61%	11/25/41	[1,3]	200,000	198,893
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B1
(SOFR30A plus 2.75%)
8.06%	12/25/41	[1,3]	150,000	148,021
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
10.81%	12/25/41	[1,3]	215,000	211,364
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(CME Term SOFR 1-Month plus 0.22%)
5.65%	12/25/37	[1]	273,950	235,585
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.87%	01/25/38	[1]	733,842	376,870
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
5.63%	03/25/37	[1]	528,434	259,522
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2020-DNA2, Class B2
(SOFR30A plus 4.91%)
10.23%	02/25/50	[1,3]	250,000	250,994
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA1, Class B2
(SOFR30A plus 4.75%)
10.06%	01/25/51	[1,3]	275,000	269,875

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 152

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA2, Class B2
(SOFR30A plus 6.00%)
11.31%	08/25/33	[1,3]	$200,000	$206,822
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA5, Class B2
(SOFR30A plus 5.50%)
10.81%	01/25/34	[1,3]	250,000	243,147
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
7.36%	12/25/33	[1,3]	120,000	117,068
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1B
(SOFR30A plus 1.85%)
7.16%	01/25/42	[1,3]	150,000	148,620
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M2
(SOFR30A plus 2.50%)
7.81%	01/25/42	[1,3]	200,000	196,693
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.28%	04/19/36	[4]	180,619	138,740
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
(CME Term SOFR 1-Month plus 0.55%)
5.87%	06/25/45	[1]	88,533	83,017
GSAA Home Equity Trust,
Series 2006-1, Class A3
(CME Term SOFR 1-Month plus 0.77%)
6.09%	01/25/36	[1]	697,469	304,945
GSAA Home Equity Trust,
Series 2006-10, Class AF3
5.98%	06/25/36	[4]	578,401	148,113
GSAA Home Equity Trust,
Series 2006-6, Class AF3
5.73%	03/25/36	[4]	537,596	152,930
GSAA Home Equity Trust,
Series 2007-4, Class A2
(CME Term SOFR 1-Month plus 0.51%)
5.83%	03/25/37	[1]	1,029,258	296,500
GSAA Home Equity Trust,
Series 2007-5, Class 1AF6 (STEP-reset date 11/25/23)
5.91%	05/25/37		688,583	231,415
GSAA Home Equity Trust,
Series 2007-5, Class 2A1B
(CME Term SOFR 1-Month plus 0.39%)
5.71%	04/25/47	[1]	1,739,354	312,729
GSAA Trust,
Series 2006-7, Class AF3 (STEP-reset date 11/25/23)
6.72%	03/25/46		694,987	271,818
GSAMP Trust,
Series 2007-NC1, Class A2C
(CME Term SOFR 1-Month plus 0.26%)
5.58%	12/25/46	[1]	251,545	110,433

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2005-3, Class 1A
(CME Term SOFR 1-Month plus 0.63%)
5.96%	06/19/35	[1]	$299,659	$165,161
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(CME Term SOFR 1-Month plus 0.47%)
5.80%	05/19/46	[1]	590,394	298,140
HarborView Mortgage Loan Trust,
Series 2006-5, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.91%)
5.54%	07/19/47	[1]	315,111	124,056
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37		226,058	169,417
HSI Asset Securitization Corp. Trust,
Series 2007-OPT1, Class 1A
(CME Term SOFR 1-Month plus 0.25%)
5.57%	12/25/36	[1]	199,491	165,832
Impac CMB Trust,
Series 2004-4, Class 1A2
(CME Term SOFR 1-Month plus 0.73%)
6.05%	09/25/34	[1]	37,523	37,332
Impac CMB Trust,
Series 2004-6, Class 1A2
(CME Term SOFR 1-Month plus 0.89%)
6.21%	10/25/34	[1]	71,857	70,542
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
3.58%	12/25/35	[4]	215,583	189,854
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		21,906	21,718
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A4
6.75%	02/25/28		9,222	9,144
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		24,953	24,820
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A5
6.96%	09/25/28	[4]	60,146	59,424
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6 (STEP-reset date 11/25/23)
4.28%	03/25/47		606,614	384,682
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A3
(CME Term SOFR 1-Month plus 0.43%)
5.75%	10/25/36	[1]	393,419	121,991

See accompanying Notes to Financial Statements.

153 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Luminent Mortgage Trust,
Series 2006-5, Class A1A
(CME Term SOFR 1-Month plus 0.49%)
5.81%	07/25/36	[1]	$256,597	$167,869
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I1A
(CME Term SOFR 1-Month plus 0.50%)
5.82%	01/25/47	[1]	437,583	179,939
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(CME Term SOFR 1-Month plus 0.41%)
5.73%	03/25/47	[1]	224,856	200,560
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A1
(CME Term SOFR 1-Month plus 0.51%)
5.83%	03/25/36	[1,5,6]	2,399,675	260,531
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(CME Term SOFR 1-Month plus 0.32%)
5.64%	05/25/37	[1]	137,298	129,117
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(CME Term SOFR 1-Month plus 0.39%)
5.71%	05/25/37	[1]	300,000	229,803
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(CME Term SOFR 1-Month plus 0.77%)
6.09%	04/25/37	[1,5,6]	1,696,107	72,754
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM2, Class A1A
(CME Term SOFR 1-Month plus 0.48%)
5.80%	05/25/37	[1]	439,966	114,540
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		57,531	56,228
Mid-State Trust XI,
Series 11, Class B
8.22%	07/15/38		3,498	3,462
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(CME Term SOFR 1-Month plus 0.41%)
5.73%	06/25/36	[1]	611,030	318,516
Morgan Stanley Home Equity Loan Trust,
Series 2007-1, Class A3
(CME Term SOFR 1-Month plus 0.25%)
5.57%	12/25/36	[1]	603,350	291,778
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
5.18%	09/25/34	[4]	96,983	92,062
Morgan Stanley Mortgage Loan Trust,
Series 2006-15XS, Class A4A (STEP-reset date 11/25/23)
6.70%	11/25/36		421,896	91,242
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[4]	897,476	254,315

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust,
Series 2007-11AR, Class 2A3
2.83%	06/25/37	[4]	$298,898	$165,739
New Residential Mortgage Loan Trust,
Series 2022-NQM2, Class A2
3.70%	03/27/62	[3,4]	250,000	180,061
Nomura Resecuritization Trust,
Series 2015-4R, Class 2A2
(CME Term SOFR 1-Month plus 0.42%)
2.92%	10/26/36	[1,3]	352,610	302,138
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24	[4]	2,308	2,303
OBX Trust,
Series 2022-NQM1, Class A1
2.31%	11/25/61	[3,4]	241,635	200,989
Option One Mortgage Loan Trust,
Series 2006-3, Class 1A1
(CME Term SOFR 1-Month plus 0.25%)
5.57%	02/25/37	[1]	184,126	118,166
PRET LLC,
Series 2022-RN2, Class A2 (STEP-reset date 10/25/23)
6.50%	06/25/52	[3]	197,000	186,116
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A2
6.50%	08/25/52	[3,4]	180,000	169,256
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 10/25/23)
2.95%	10/25/25	[3]	68,958	67,597
PRPM LLC,
Series 2021-4, Class A1 (STEP-reset date 10/25/23)
1.87%	04/25/26	[3]	181,230	167,435
PRPM LLC,
Series 2021-5, Class A1 (STEP-reset date 10/25/23)
1.79%	06/25/26	[3]	89,025	82,536
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 10/25/23)
2.36%	10/25/26	[3]	122,527	114,758
PRPM LLC,
Series 2022-1, Class A1 (STEP-reset date 10/25/23)
3.72%	02/25/27	[3]	181,497	174,429
PRPM LLC,
Series 2022-4, Class A2 (STEP-reset date 10/25/23)
5.00%	08/25/27	[3]	170,000	156,072
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26	[3,4]	74,405	68,584
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.62%	03/25/35	[4]	113,692	59,945
Residential Accredit Loans Trust,
Series 2006-QS5, Class A6
6.00%	05/25/36		269,931	212,035

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 154

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A5
(CME Term SOFR 1-Month plus 0.66%)
5.98%	01/25/37	[1]	$309,254	$215,745
Residential Asset Securities Corp.,
Series 2005-KS11, Class M3
(CME Term SOFR 1-Month plus 0.77%)
6.09%	12/25/35	[1]	164,736	154,387
Residential Asset Securitization Trust,
Series 2005-A5, Class A8
5.50%	05/25/35		372,634	264,495
SG Mortgage Securities Trust,
Series 2006-OPT2, Class A3D
(CME Term SOFR 1-Month plus 0.32%)
5.64%	10/25/36	[1]	250,000	184,274
Starwood Mortgage Residential Trust,
Series 2021-6, Class A1
1.92%	11/25/66	[3,4]	204,525	162,655
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
5.62%	09/25/34	[4]	81,024	78,036
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1B
(CME Term SOFR 1-Month plus 0.28%)
5.60%	02/25/36	[1]	305,960	260,381
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(CME Term SOFR 1-Month plus 0.53%)
5.85%	08/25/36	[1]	378,625	292,096
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(CME Term SOFR 1-Month plus 1.21%)
6.53%	07/25/34	[1,3]	53,080	49,143
Towd Point Mortgage Trust,
Series 2017-4, Class A2
3.00%	06/25/57	[3,4]	350,000	309,682
Towd Point Mortgage Trust,
Series 2019-HY2, Class M2
(CME Term SOFR 1-Month plus 2.01%)
7.33%	05/25/58	[1,3]	210,000	209,466
TRK Trust,
Series 2021-INV2, Class A1
1.97%	11/25/56	[3,4]	258,187	200,571
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 10/25/23)
2.24%	02/27/51	[3]	81,169	76,853
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(CME Term SOFR 1-Month plus 0.34%)
5.66%	01/25/37	[1]	528,777	240,386

				22,095,639

U.S. Agency Commercial Mortgage-Backed — 0.81%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.09%	07/25/39	[4]	251,084	4,105

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	$535,000	$40,986
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K040, Class X3 (IO)
2.09%	11/25/42	[4]	1,100,000	20,518
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K047, Class X3 (IO)
1.55%	06/25/43	[4]	1,676,868	36,920
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K724, Class X1 (IO)
0.32%	11/25/23	[4]	7,531,252	240
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC04, Class X1 (IO)
1.40%	12/25/26	[4]	2,234,868	42,350
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.36%	06/25/27	[4]	1,833,020	46,131
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q010, Class XPT2 (IO)
0.36%	08/25/24		901,415	1,888
FREMF Mortgage Trust,
Series 2017-K66, Class X2A (IO)
0.10%	06/25/27	[3]	42,639,853	117,266
FREMF Mortgage Trust,
Series 2017-K726, Class X2B (IO)
0.10%	07/25/49	[3]	25,000,000	12,365
Ginnie Mae,
Series 2009-114, Class IO (IO)
0.01%	10/16/49	[4]	4,314,346	66
Ginnie Mae,
Series 2010-148, Class IO (IO)
0.30%	09/16/50	[4]	1,371,565	13,544
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.62%	12/16/51	[4]	2,042,627	47,097
Ginnie Mae,
Series 2012-125, Class IO (IO)
0.18%	02/16/53	[4]	6,657,300	41,948
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.24%	04/16/53	[4]	2,685,964	6,230
Ginnie Mae,
Series 2013-156, Class IO (IO)
0.25%	06/16/55	[4]	3,515,119	16,902
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.01%	02/16/46	[4]	1,240,848	14,649

See accompanying Notes to Financial Statements.

155 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-63, Class IO (IO)
0.75%	09/16/51	[4]	$3,787,499	$69,669
Ginnie Mae,
Series 2013-74, Class IO (IO)
0.45%	12/16/53	[4]	910,690	6,606
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.19%	05/16/55	[4]	855,477	5,850
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.90%	11/16/54	[4]	507,380	11,397
Ginnie Mae,
Series 2015-47, Class IO (IO)
0.37%	10/16/56	[4]	526,693	6,584

				563,311

U.S. Agency Mortgage-Backed — 14.62%
Fannie Mae REMICS,
Series 2000-45, Class SA (IO)
(-1.00 X SOFR30A plus 7.84%, 7.95% Cap)
2.52%	12/18/30	[1]	16,662	527
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X SOFR30A plus 126.17%, 8.50% Cap)
8.50%	09/25/31	[1]	204	200
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X SOFR30A plus 99.20%, 9.80% Cap)
9.80%	01/25/34	[1]	2,227	2,211
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X SOFR30A plus 5.99%, 6.10% Cap)
0.67%	10/25/25	[1]	71,882	255
Fannie Mae REMICS,
Series 2006-125, Class SM (IO)
(-1.00 X SOFR30A plus 7.09%, 7.20% Cap)
1.77%	01/25/37	[1]	415,644	35,738
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X SOFR30A plus 5.94%, 6.05% Cap)
0.62%	11/25/36	[1]	481,500	28,211
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X SOFR30A plus 6.31%, 6.42% Cap)
0.99%	05/25/40	[1]	471,303	37,698
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[1]	20	20
Freddie Mac REMICS,
Series 1673, Class SD
(-2.16 X US Treasury Yield Curve Rate T Note Constant
Maturity 10-Year plus 19.39%, 18.31% Cap)
10.23%	02/15/24	[1]	1,001	1,004

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3247, Class SI (IO)
(-1.00 X SOFR30A plus 6.54%, 0.15% Cap)
0.15%	08/15/36	[1]	$6,340,865	$26,338
Freddie Mac REMICS,
Series 3289, Class SD (IO)
(-1.00 X SOFR30A plus 6.01%, 6.12% Cap)
0.69%	03/15/37	[1]	471,249	24,909
Ginnie Mae (TBA)
4.50%	10/20/53		300,000	277,160
5.00%	10/20/53		175,000	165,840
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X CME Term SOFR 1-Month plus 14.07%, 14.30% Cap)
3.44%	11/26/23	[1]	74	73
Ginnie Mae,
Series 2013-25, Class SA (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.09%, 6.20% Cap)
0.76%	02/20/43	[1]	1,213,943	98,729
UMBS (TBA)
2.00%	10/15/53		1,100,000	836,509
2.50%	10/01/53		800,000	634,781
3.00%	10/01/53		1,000,000	826,992
4.00%	10/01/53		1,375,000	1,224,287
4.50%	10/01/53		1,925,000	1,767,541
5.00%	10/01/53		2,250,000	2,122,472
5.50%	10/01/53		2,150,000	2,077,857

				10,189,352

Total Mortgage-Backed
(Cost $43,004,431)				35,758,178

MUNICIPAL BONDS — 0.13%*

California — 0.03%
California Health Facilities Financing Authority Revenue
Bonds, Series A
3.00%	08/15/51		20,000	13,564
California State University Revenue Bonds, University &
College Improvements, Series B
2.37%	11/01/35		10,000	7,195

				20,759

Florida — 0.01%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.86%	10/01/35		15,000	11,438

New York — 0.09%
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
5.18%	11/15/49		5,000	4,312

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 156

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	$75,000	$56,158

			60,470

Total Municipal Bonds
(Cost $119,691)			92,667

U.S. TREASURY SECURITIES — 3.74%

U.S. Treasury Bonds — 0.60%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.25%	04/15/28 [10]	442,372	420,599

U.S. Treasury Notes — 3.14%
U.S. Treasury Notes (WI)
4.63%	09/15/26	2,195,000	2,184,367

Total U.S. Treasury Securities
(Cost $2,621,519)			2,604,966

Total Bonds — 96.08%
(Cost $76,165,254)			66,963,465

Issues		Shares	Value
COMMON STOCK — 0.09%

Communications — 0.03%
Intelsat Emergence SA2,5,6,8
(Luxembourg)		1,042	23,341

Financials — 0.06%
AGNC Investment Corp.		4,500	42,480

Total Common Stock
(Cost $90,045)			65,821

RIGHTS — 0.00%
Communications — 0.00%
Intelsat Jackson Holdings SA, Series
A†,2,5,6,8
(Luxembourg)		108	—
Intelsat Jackson Holdings SA, Series
B†,2,5,6,8
(Luxembourg)		108	—

			—

Total Rights
(Cost $–)			—

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 18.12%

Money Market Funds — 3.46%
Fidelity Investments Money Market Funds - Government Portfolio
5.23%[11]		20,294	20,294

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.27%[11]		2,394,000	$2,394,000

			2,414,294

U.S. Treasury Bills — 14.66%
U.S. Treasury Bills (WI)
5.14%[12]	10/12/23	$8,235,000	8,222,951
4.90%[12]	10/19/23	1,000,000	997,507
5.35%[12]	11/14/23	1,000,000	993,691

			10,214,149

Total Short-Term Investments
(Cost $12,629,247)			12,628,443

Total Investments - 114.29%
(Cost $88,884,546)			79,657,729

Liabilities in Excess of Other Assets - (14.29)%			(9,961,026)

Net Assets - 100.00%			$69,696,703

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $456,971, which is 0.66% of total net assets.
[7]	Perpetual security with no stated maturity date.
[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents the current yield as of September 30, 2023.
[12]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

157 / Semi-Annual Report September 2023

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligation

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(IO): Interest Only

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 797,680	EUR 729,000	Citibank N.A.	10/13/23	$25,392

NET UNREALIZED APPRECIATION				$25,392

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	77	12/29/23	$8,112,672	$(59,586)	$(59,586)
U.S. Treasury Two-Year Note	16	12/29/23	3,243,375	(9,535)	(9,535)

			11,356,047	(69,121)	(69,121)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	46	12/19/23	(5,131,875)	146,663	146,663
U.S. Treasury Ultra Bond	13	12/19/23	(1,542,938)	115,320	115,320
Euro-Bobl Future	1	12/07/23	(122,550)	1,256	1,256
Euro-Bund Future	1	12/07/23	(136,198)	4,202	4,202

			(6,933,561)	267,441	267,441

TOTAL FUTURES CONTRACTS			$4,422,486	$198,320	$198,320

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation
SWAPS: INTEREST RATE
		USD-SOFR-
Interest Rate Swap[1]	12/20/53	COMPOUND	Annual	3.52%	Annual	$157	$12,190	$—	$12,190

TOTAL SWAPS CONTRACTS						$157	$12,190	$—	$12,190

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 158

Sustainable Securitized Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 114.73%

ASSET-BACKED SECURITIES — 17.44%**
Aligned Data Centers Issuer LLC,
Series 2021-1A, Class A2
1.94%	08/15/46	[1]	$150,000	$131,255
Cedar Funding VIII CLO Ltd.,
Series 2017-8A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	10/17/34	[1,2,3]	50,000	49,212
CIFC Funding Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.97%	04/18/31	[1,2,3]	50,000	49,237
CIFC Funding Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.63%	04/17/35	[1,2,3]	50,000	49,611
GoodLeap Sustainable Home Solutions Trust,
Series 2022-1GS, Class A
2.70%	01/20/49	[1]	171,855	134,297
GoodLeap Sustainable Home Solutions Trust,
Series 2023-1GS, Class A
5.52%	02/22/55	[1]	93,410	87,022
GoodLeap Sustainable Home Solutions Trust,
Series 2023-2GS, Class A
5.70%	05/20/55	[1]	48,620	46,365
Loanpal Solar Loan Ltd.,
Series 2021-1GS, Class A
2.29%	01/20/48	[1]	153,530	115,961
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.26%)
6.60%	07/21/30	[1,2,3]	53,098	52,907
Madison Park Funding XXV Ltd.,
Series 2017-25A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.23%)
6.58%	04/25/29	[1,2,3]	53,347	53,127
Madison Park Funding XXVII Ltd.,
Series 2018-27A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.94%	04/20/30	[1,2,3]	50,000	49,210
Magnetite Xxix Ltd.,
Series 2021-29A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.25%)
6.56%	01/15/34	[1,2,3]	50,000	49,733
OCP CLO Ltd.,
Series 2017-13A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.12%	07/15/30	[1,2,3]	50,000	49,347

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
OSD CLO Ltd.,
Series 2021-23A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.13%)
6.44%	04/17/31	[1,2,3]	$47,082	$46,757
Sunnova Helios VII Issuer LLC,
Series 2021-C, Class A
2.03%	10/20/48	[1]	173,850	143,904
Symphony CLO XIX Ltd.,
Series 2018-19A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.92%	04/16/31	[1,2,3]	50,000	49,077
Voya CLO Ltd.,
Series 2014-4A, Class A2RA
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	07/14/31	[1,2,3]	50,000	49,365

Total Asset-Backed Securities
(Cost $1,301,330)				1,206,387

MORTGAGE-BACKED — 91.45%**

Non-Agency Commercial Mortgage-Backed — 19.20%
CAMB Commercial Mortgage Trust,
Series 2021-CX2, Class B
2.86%	11/10/46	[1,4]	150,000	113,622
Commercial Mortgage Trust,
Series 2017-PANW, Class E
4.13%	10/10/29	[1,4]	130,000	105,416
DBUBS Mortgage Trust,
Series 2017-BRBK, Class F
3.65%	10/10/34	[1,4]	150,000	106,593
DC Office Trust,
Series 2019-MTC, Class E
3.17%	09/15/45	[1,4]	100,000	49,896
Frost CMBS DAC,
Series 2021-1A, Class GBB
(Ireland)
(SONIA plus 1.65%)
6.87%	11/20/33	[1,2,3]	248,170	279,559
KREST Commercial Mortgage Securities Trust,
Series 2021-CHIP, Class C
3.02%	11/05/44	[1,4]	125,000	77,987
MFT Mortgage Trust,
Series 2020-B6, Class B
3.39%	08/10/40	[1,4]	150,000	91,854
MKT Mortgage Trust,
Series 2020-525M, Class E
3.04%	02/12/40	[1,4]	200,000	73,658
NYC Commercial Mortgage Trust,
Series 2021-909, Class A
2.94%	04/10/43	[1]	100,000	70,461
NYC Commercial Mortgage Trust,
Series 2021-909, Class D
3.31%	04/10/43	[1,4]	250,000	115,422

See accompanying Notes to Financial Statements.

159 / Semi-Annual Report September 2023

Sustainable Securitized Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
One New York Plaza Trust,
Series 2020-1NYP, Class AJ
(CME Term SOFR 1-Month plus 1.36%)
6.70%	01/15/36	[1,2]	$150,000	$140,296
VASA Trust,
Series 2021-VASA, Class B
(CME Term SOFR 1-Month plus 1.36%)
6.70%	07/15/39	[1,2]	145,000	103,373

				1,328,137

Non-Agency Mortgage-Backed — 9.28%
BINOM Securitization Trust,
Series 2022-RPL1, Class M1
3.00%	02/25/61	[1,4]	50,000	35,163
Cascade MH Asset Trust,
Series 2021-MH1, Class A1
1.75%	02/25/46	[1]	69,856	56,974
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 11/25/23)
4.25%	08/25/54	[1]	94,497	83,098
Credit Suisse Mortgage Capital Trust,
Series 2021-RPL3, Class M3
3.93%	01/25/60	[1,4]	90,000	63,819
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(CME Term SOFR 1-Month plus 0.61%)
5.93%	06/25/37	[2]	112,675	104,078
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(CME Term SOFR 1-Month plus 0.36%)
5.68%	07/25/37	[2]	153,750	116,062
Towd Point Mortgage Trust,
Series 2019-2, Class M1
3.75%	12/25/58	[1,4]	100,000	80,647
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
5.38%	06/25/47	[2]	129,060	101,982

				641,823

U.S. Agency Commercial Mortgage-Backed — 3.72%
Freddie Mac Multifamily ML Certificates,
Series 2021-ML12, Class XUS (IO)
1.30%	07/25/41	[1,4]	1,081,561	103,159
Ginnie Mae,
Series 2021-17, Class IO (IO)
1.05%	01/16/61	[4]	718,330	52,636
Ginnie Mae,
Series 2021-36, Class IO (IO)
1.26%	03/16/63	[4]	665,329	53,764
Ginnie Mae,
Series 2023-127, Class IO (IO)
0.43%	07/16/57	[4]	2,973,316	47,981

				257,540

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed — 59.25%
Fannie Mae Pool AL9266
3.00%	10/01/46	$122,373	$103,871
Fannie Mae Pool BQ1226
2.00%	09/01/50	128,186	98,106
Fannie Mae Pool BV9977
3.50%	06/01/52	94,423	81,342
Fannie Mae Pool BW0000
4.00%	07/01/52	92,976	82,888
Fannie Mae Pool CB2074
2.50%	11/01/51	155,876	124,541
Fannie Mae Pool CB4211
4.50%	07/01/52	118,888	109,188
Fannie Mae Pool FM5254
2.00%	12/01/50	153,503	117,648
Fannie Mae Pool FM6400
2.00%	03/01/51	103,716	79,499
Fannie Mae Pool FS1334
2.00%	11/01/51	156,902	119,813
Fannie Mae Pool FS1598
2.00%	04/01/52	116,414	88,538
Fannie Mae Pool MA4398
2.00%	08/01/51	163,712	125,210
Fannie Mae Pool MA4414
2.50%	09/01/51	187,648	149,396
Fannie Mae REMICS,
Series 2019-25, Class PA
3.00%	05/25/48	201,028	177,010
Freddie Mac Gold Pool G67708
3.50%	03/01/48	38,005	33,476
Freddie Mac Pool QA7550
3.00%	03/01/50	65,393	54,851
Freddie Mac Pool QA8518
3.00%	04/01/50	78,265	65,648
Freddie Mac Pool QC8921
2.50%	10/01/51	145,401	116,502
Freddie Mac Pool QD1841
2.00%	11/01/51	133,427	101,632
Freddie Mac Pool RA4201
2.00%	12/01/50	93,448	71,621
Freddie Mac Pool RA5552
3.00%	07/01/51	224,378	186,909
Freddie Mac Pool RA5855
2.50%	09/01/51	195,362	155,760
Freddie Mac Pool RA6071
2.00%	10/01/51	138,008	105,298
Freddie Mac Pool RA6528
2.50%	02/01/52	22,590	17,964
Freddie Mac Pool RA7091
2.50%	03/01/52	137,483	109,276
Freddie Mac Pool RA7543
4.00%	06/01/52	115,059	102,581
Freddie Mac Pool SD7511
3.50%	01/01/50	34,046	29,809
Freddie Mac Pool SD7549
2.00%	01/01/52	139,066	107,192

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 160

Sustainable Securitized Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool SD8222
4.00%	06/01/52		$92,442	$82,421
Freddie Mac REMICS,
Series 3067, Class FA
(SOFR30A plus 0.46%)
5.78%	11/15/35	[2]	56,247	55,105
Freddie Mac REMICS,
Series 3071, Class TF
(SOFR30A plus 0.41%)
5.73%	04/15/35	[2]	9,891	9,859
Freddie Mac REMICS,
Series 3210, Class F
(SOFR30A plus 0.51%)
5.83%	05/15/36	[2]	2,754	2,751
Freddie Mac REMICS,
Series 4139, Class DA
1.25%	12/15/27		19,990	18,527
Ginnie Mae (TBA)
2.50%	10/20/53		150,000	122,619
4.50%	10/20/53		200,000	184,774
5.00%	10/20/53		25,000	23,691
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53	[2]	74,791	73,619
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.46%	08/20/53	[2]	24,933	24,750
UMBS (TBA)
3.00%	10/01/53		75,000	62,025
4.00%	10/01/53		175,000	155,818
4.50%	10/01/53		175,000	160,686
5.00%	10/01/53		200,000	188,664
5.50%	10/01/53		225,000	217,450

				4,098,328

Total Mortgage-Backed
(Cost $7,023,056)				6,325,828

U.S. TREASURY SECURITIES — 5.84%

U.S. Treasury Bonds — 0.70%
U.S. Treasury Bonds
4.13%	08/15/53		53,000	48,107

U.S. Treasury Notes — 5.14%
U.S. Treasury Notes
3.88%	08/15/33		11,000	10,392
U.S. Treasury Notes (WI)
4.50%	09/30/28		8,000	8,005

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
4.63%	09/15/26	$125,000	$124,395
5.13%	09/30/25	213,000	212,789

			355,581

Total U.S. Treasury Securities
(Cost $406,340)			403,688

Total Bonds — 114.73%
(Cost $8,730,726)			7,935,903

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 3.98%

Money Market Funds — 3.98%
Fidelity Investments Money Market Funds - Government Portfolio
5.23%[5]		24,393	24,393
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.27%[5]		251,000	251,000

Total Short-Term Investments
(Cost $275,393)			275,393

Total Investments - 118.71%
(Cost $9,006,119)			8,211,296

Liabilities in Excess of Other Assets - (18.71)%			(1,294,152)

Net Assets - 100.00%			$6,917,144

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Represents the current yield as of September 30, 2023.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GBP): British Pound

(IO): Interest Only

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(WI): When Issued

See accompanying Notes to Financial Statements.

161 / Semi-Annual Report September 2023

Sustainable Securitized Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 300,460	GBP 234,000	Citibank N.A.	10/13/23	$14,825

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	10	12/29/23	$2,027,109	$(6,733)	$(6,733)
U.S. Treasury Ten-Year Ultra Bond	7	12/19/23	780,938	(23,441)	(23,441)
U.S. Treasury Ultra Bond	1	12/19/23	118,688	(6,510)	(6,510)

			2,926,735	(36,684)	(36,684)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	2	12/29/23	(210,719)	(542)	(542)

TOTAL FUTURES CONTRACTS			$2,716,016	$(37,226)	$(37,226)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 162

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 115.22%

ASSET-BACKED SECURITIES — 5.31%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(SOFR30A plus 1.21%)
6.53%	12/27/44	[1,2]	$13,130,765	$12,941,813
AGL CLO 1 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.24%	10/20/34	[1,2,3]	24,800,000	24,474,946
AGL CLO 17 Ltd.,
Series 2022-17A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.33%)
6.66%	01/21/35	[1,2,3]	30,520,000	30,151,990
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.70%	10/17/34	[1,2,3]	7,050,000	7,012,134
Allegro CLO XIII Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.29%	07/20/34	[1,2,3]	15,610,000	15,364,408
AMMC CLO 15 Ltd.,
Series 2014-15A, Class AR3
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.38%)
6.69%	01/15/32	[1,2,3]	27,800,000	27,706,870
AMMC CLO 22 Ltd.,
Series 2018-22A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.71%)
7.06%	04/25/31	[1,2,3]	19,750,000	19,486,930
AMMC CLO 26 Ltd.,
Series 2023-26A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.95%)
7.09%	04/15/36	[1,2,3]	8,250,000	8,284,485
AMSR Trust,
Series 2020-SFR1, Class A
1.82%	04/17/37	[1]	13,986,580	13,091,479
AMSR Trust,
Series 2021-SFR1, Class G
4.61%	06/17/38	[1]	15,250,000	12,484,291
Apidos CLO XV,
Series 2013-15A, Class BRR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.14%	04/20/31	[1,2,3]	10,000,000	9,908,680
Apidos CLO XVIII,
Series 2018-18A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.26%	10/22/30	[1,2,3]	11,200,000	11,096,848

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.65%	04/20/31	[1,2,3]	$21,280,709	$21,247,490
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.21%)
6.54%	07/20/29	[1,2,3]	13,282,003	13,280,701
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.48%)
6.81%	01/20/32	[1,2,3]	19,110,000	19,085,081
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(CME Term SOFR 1-Month plus 0.56%)
5.88%	04/25/35	[1,2]	1,318,333	1,237,769
BCRED MML CLO, LLC,
Series 2022-1A, Class A1
(CME Term SOFR 3-Month plus 1.65%)
6.98%	04/20/35	[1,2]	48,400,000	47,529,768
BlueMountain CLO Ltd.,
Series 2014-2A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.34%	10/20/30	[1,2,3]	1,830,000	1,806,377
BlueMountain CLO XXXII Ltd.,
Series 2021-32A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.27%	10/15/34	[1,2,3]	15,000,000	14,755,050
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.24%)
6.57%	07/20/29	[1,2,3]	11,963,139	11,926,891
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(SOFR30A plus 0.81%)
6.13%	12/26/35	[2]	14,585	14,459
Carvana Auto Receivables Trust,
Series 2021-N1, Class R
0.00%	01/10/28	[1]	53,821	7,024,399
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28	[1]	43,250	13,965,235
Carvana Auto Receivables Trust,
Series 2023-N1, Class R
0.00%	04/10/30	[1]	30,000	15,269,580
Carvana Auto Receivables Trust,
Series 2023-N1, Class XS
0.00%	04/10/30	†,1,4,5	435,620,522	7,746,422
Carvana Auto Receivables Trust,
Series 2023-N3, Class R
0.00%	09/10/30	†,1	37,800	6,048,000

See accompanying Notes to Financial Statements.

163 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Catskill Park CLO Ltd.,
Series 2017-1A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.29%	04/20/29	[1,2,3]	$6,000,000	$5,968,800
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class BRR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.94%	04/20/34	[1,2,3]	4,800,000	4,637,856
Cedar Funding V CLO Ltd.,
Series 2016-5A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.32%	07/17/31	[1,2,3]	7,000,000	6,960,800
Cedar Funding VIII CLO Ltd.,
Series 2017-8A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	10/17/34	[1,2,3]	9,550,000	9,399,588
Cedar Funding XVII CLO Ltd.,
Series 2023-17A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.85%)
7.28%	07/20/36	[1,2,3]	13,250,000	13,285,245
CIFC Funding 2014 Ltd.,
Series 2014-1A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.97%	01/18/31	[1,2,3]	8,000,000	7,888,920
CIFC Funding Ltd.,
Series 2013-2A, Class A2L2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.07%	10/18/30	[1,2,3]	10,500,000	10,417,879
CIFC Funding Ltd.,
Series 2014-5A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.06%)
7.37%	10/17/31	[1,2,3]	3,990,000	3,970,170
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.16%	10/24/30	[1,2,3]	3,475,000	3,443,030
CIFC Funding Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.97%	04/18/31	[1,2,3]	9,950,000	9,798,263
CIFC Funding Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.19%	10/20/34	[1,2,3]	9,000,000	8,812,080

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd.,
Series 2021-6A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	10/15/34	[1,2,3]	$20,000,000	$19,698,680
CIFC Funding Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.63%	04/17/35	[1,2,3]	25,000,000	24,805,275
CIT Education Loan Trust,
Series 2007-1, Class B
(SOFR90A plus 0.56%)
5.81%	06/25/42	[1,2]	7,090,071	6,226,394
Clear Creek CLO,
Series 2015-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.46%)
6.79%	10/20/30	[1,2,3]	19,406,688	19,391,551
Clover CLO LLC,
Series 2020-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.73%	04/15/34	[1,2,3]	38,800,000	38,462,789
College Loan Corp. Trust,
Series 2005-2, Class B
(SOFR90A plus 0.75%)
5.78%	01/15/37	[2]	1,348,980	1,192,377
CVC Cordatus Loan Fund VIII DAC,
Series 8X, Class BRR (Ireland)
(3-Month Euribor plus 1.40%)
5.06%	07/15/34	[2,3]	8,200,000	8,232,035
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.08%)
6.45%	11/15/28	[1,2,3]	5,742,168	5,722,013
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.51%)
6.88%	11/15/28	[1,2,3]	1,500,000	1,476,720
Dryden 61 CLO Ltd.,
Series 2018-61A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.97%	01/17/32	[1,2,3]	3,000,000	2,933,430
Dryden 65 CLO Ltd.,
Series 2018-65A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	07/18/30	[1,2,3]	3,500,000	3,459,085

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Dryden 83 CLO Ltd.,
Series 2020-83A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.48%)
6.79%	01/18/32	[1,2,3]	$29,220,000	$29,188,355
Dryden 92 CLO Ltd.,
Series 2021-92A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.29%	11/20/34	[1,2,3]	22,500,000	22,153,680
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.47%	04/15/29	[1,2,3]	17,777,179	17,694,089
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.51%)
6.82%	01/15/34	[1,2,3]	23,850,000	23,697,360
Eaton Vance CLO Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.32%	10/15/30	[1,2,3]	5,000,000	4,967,150
Eaton Vance CLO Ltd.,
Series 2020-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	10/15/34	[1,2,3]	25,000,000	24,574,550
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(SOFR30A plus 1.46%)
6.78%	07/26/66	[1,2]	28,538,179	28,515,380
Elmwood CLO XI Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.19%	10/20/34	[1,2,3]	16,000,000	15,676,800
Fillmore Park CLO Ltd.,
Series 2018-1A, Class B1B2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.12%	07/15/30	[1,2,3]	8,000,000	7,908,720
FirstKey Homes Trust,
Series 2021-SFR1, Class F1
3.24%	08/17/38	[1]	12,416,000	10,816,183
FirstKey Homes Trust,
Series 2021-SFR2, Class F1
2.91%	09/17/38	[1]	12,677,000	10,808,689
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
6.69%	07/19/34	[1,2,3]	52,500,000	52,197,967

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	$7,408,544	$7,236,336
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
6.10%	08/25/42	[2]	1,285,663	1,167,539
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
6.08%	09/25/41	[1,2]	10,781,081	10,453,630
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.74%	10/20/34	[1,2,3]	36,180,000	36,026,488
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.37%)
6.74%	10/29/29	[1,2,3]	2,311,439	2,309,405
Golub Capital Partners CLO 64B Ltd.,
Series 2022-64A, Class B
(United Kingdom)
(CME Term SOFR 3-Month plus 3.30%)
8.65%	10/25/35	[1,2,3]	8,800,000	8,895,040
Golub Capital Partners CLO 66B Ltd.,
Series 2023-66A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.95%)
6.93%	04/25/36	[1,2,3]	20,000,000	20,039,040
Greenwood Park CLO Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.97%	04/15/31	[1,2,3]	10,000,000	9,874,570
Highbridge Loan Management Ltd.,
Series 12A-18, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.07%	07/18/31	[1,2,3]	7,000,000	6,907,390
HPS Loan Management Ltd.
Series 15A-19, Class A1R
(United Kingdom)
(CME Term SOFR 3-Month plus 1.32%)
6.67%	01/22/35	[1,2,3]	35,720,000	35,225,707
HPS Loan Management Ltd.,
Series 2021-16A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.31%	01/23/35	[1,2,3]	19,250,000	18,926,600
HPS Loan Management Ltd.,
Series 2023-17A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.90%)
6.52%	04/23/36	[1,2,3]	17,400,000	17,410,544

See accompanying Notes to Financial Statements.

165 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
HPS Loan Management Ltd.,
Series 2023-18A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.95%)
8.21%	07/20/36	[1,2,3]	$10,000,000	$10,111,300
Invesco U.S. CLO Ltd.,
Series 2023-2A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.80%)
6.66%	04/21/36	[1,2,3]	12,600,000	12,623,549
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	500,497	436,594
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	31,331,212	26,060,011
LCM Loan Income Fund I Ltd.,
Series 1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.71%)
7.04%	04/20/31	[1,2,3]	7,710,000	7,566,517
LCM XIV LP,
Series 14A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.63%	07/20/31	[1,2,3]	11,400,000	11,322,868
LCM XIV LP,
Series 14A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.84%)
7.17%	07/20/31	[1,2,3]	3,385,000	3,325,695
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.63%	10/20/27	[1,2,3]	45,668	45,657
Lehman Brothers Small Balance Commercial Mortgage
Trust,
Series 2007-1A, Class 2A3
5.62%	03/25/37	[1,6]	66,003	65,491
Lucali CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.47%)
6.78%	01/15/33	[1,2,3]	11,550,000	11,517,083
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	04/19/33	[1,2,3]	30,635,000	30,546,158
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.10%	07/21/30	[1,2,3]	10,000,000	9,881,000

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XXXVIII Ltd.,
Series 2021-38A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.38%)
6.69%	07/17/34	[1,2,3]	$10,500,000	$10,433,745
Magnetite XXIII Ltd.,
Series 2019-23A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.26%	01/25/35	[1,2,3]	20,000,000	19,747,280
Magnetite XXV Ltd.,
Series 2020-25A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.46%)
6.81%	01/25/32	[1,2,3]	27,025,000	27,010,947
MetroNet,
Series 2023-3, Class A
7.95%	04/20/53	[1,4,5]	24,026,000	24,026,000
Navient Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.62%)
5.94%	06/25/31	[2]	470,601	456,901
Navient Student Loan Trust,
Series 2014-2, Class A
(SOFR30A plus 0.75%)
6.07%	03/25/83	[2]	24,935,076	24,336,622
Navient Student Loan Trust,
Series 2014-3, Class A
(SOFR30A plus 0.73%)
6.05%	03/25/83	[2]	43,439,511	43,139,374
Navient Student Loan Trust,
Series 2014-4, Class A
(SOFR30A plus 0.73%)
6.05%	03/25/83	[2]	62,839,402	61,178,993
Navient Student Loan Trust,
Series 2014-6, Class A
(SOFR30A plus 0.72%)
6.04%	03/25/83	[2]	23,137,481	22,901,542
Navient Student Loan Trust,
Series 2014-7, Class A
(SOFR30A plus 0.72%)
6.04%	03/25/83	[2]	49,073,491	48,469,567
Navient Student Loan Trust,
Series 2015-1, Class A2
(SOFR30A plus 0.71%)
6.03%	04/25/40	[2]	44,301,050	43,169,556
Navient Student Loan Trust,
Series 2015-2, Class A3
(SOFR30A plus 0.68%)
6.00%	11/26/40	[2]	85,250,372	83,179,749
Navient Student Loan Trust,
Series 2016-7A, Class A
(SOFR30A plus 1.26%)
6.58%	03/25/66	[1,2]	46,813,743	46,904,933

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2006-1, Class A6
(CME Term SOFR 3-Month plus 0.71%)
6.09%	08/23/36	[1,2]	$6,778,582	$6,703,689
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(SOFR30A plus 0.71%)
6.03%	10/27/36	[1,2]	5,711,194	5,627,991
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(SOFR30A plus 1.06%)
6.38%	11/25/48	[1,2]	10,712,029	10,589,168
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(SOFR30A plus 0.66%)
5.98%	07/25/46	[1,2]	33,137,153	32,666,002
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(SOFR30A plus 0.70%)
6.02%	04/25/46	[1,2]	63,282,591	62,177,565
Neuberger Berman Loan Advisers CLO 33 Ltd.,
Series 2019-33A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	10/16/33	[1,2,3]	23,000,000	22,842,657
Neuberger Berman Loan Advisers CLO 36 Ltd.,
Series 2020-36A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.51%)
6.84%	04/20/33	[1,2,3]	25,395,000	25,323,513
Neuberger Berman Loan Advisers CLO 47 Ltd.,
Series 2022-47A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.61%	04/14/35	[1,2,3]	32,185,000	31,821,953
NYACK Park CLO Ltd.,
Series 2021-1A, Class B1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.19%	10/20/34	[1,2,3]	20,000,000	19,656,000
OCP CLO Ltd.,
Series 2014-6A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.98%)
7.29%	10/17/30	[1,2,3]	4,000,000	3,971,768
OCP CLO Ltd.,
Series 2017-13A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.12%	07/15/30	[1,2,3]	5,675,000	5,600,862
OCP CLO Ltd.,
Series 2020-19A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.29%	10/20/34	[1,2,3]	15,500,000	15,271,592

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Octagon 66 Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.94%)
7.31%	08/16/33	[1,2,3]	$45,000,000	$45,032,850
Octagon 67 Ltd.,
Series 2023-1A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.80%)
6.57%	04/25/36	[1,2,3]	21,210,000	21,276,387
Octagon Investment Partners 20-R Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.33%	05/12/31	[1,2,3]	17,500,000	17,231,515
Octagon Investment Partners 44 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.27%	10/15/34	[1,2,3]	18,800,000	18,496,267
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	07/15/36	[1,2,3]	7,250,000	7,108,183
Octagon Investment Partners XXI Ltd.,
Series 2014-1A, Class A2R3
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
7.03%	02/14/31	[1,2,3]	1,470,000	1,429,018
OHA Credit Funding 3 Ltd.,
Series 2019-3A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.73%	07/02/35	[1,2,3]	33,250,000	33,060,176
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.62%	02/24/37	[1,2,3]	6,960,000	6,918,073
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.34%)
6.71%	11/15/31	[1,2,3]	27,990,000	27,854,388
Palmer Square CLO Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	10/15/34	[1,2,3]	19,500,000	19,229,925
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.65%)
6.98%	01/20/34	[1,2,3]	61,000,000	60,772,470

See accompanying Notes to Financial Statements.

167 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
PHEAA Student Loan Trust,
Series 2015-1A, Class A
(SOFR30A plus 0.71%)
6.03%	10/25/41	[1,2]	$57,071,794	$56,677,878
Progress Residential Trust,
Series 2019-SFR3, Class F
3.87%	09/17/36	[1]	4,000,000	3,855,534
Progress Residential Trust,
Series 2021-SFR2, Class H
5.00%	04/19/38	[1]	21,439,000	19,220,069
Progress Residential Trust,
Series 2021-SFR6, Class E2
2.53%	07/17/38	[1]	3,973,000	3,424,802
Progress Residential Trust,
Series 2021-SFR6, Class F
3.42%	07/17/38	[1]	10,437,000	9,107,917
Progress Residential Trust,
Series 2021-SFR6, Class G
4.00%	07/17/38	[1]	8,896,000	7,701,145
Progress Residential Trust,
Series 2021-SFR7, Class F
3.83%	08/17/40	[1]	23,777,000	19,561,473
Progress Residential Trust,
Series 2021-SFR8, Class E1
2.38%	10/17/38	[1]	17,400,000	15,039,894
Progress Residential Trust,
Series 2021-SFR8, Class E2
2.53%	10/17/38	[1]	13,425,000	11,507,138
Progress Residential Trust,
Series 2021-SFR8, Class F
3.18%	10/17/38	[1]	61,665,000	52,243,639
Progress Residential Trust,
Series 2021-SFR8, Class G
4.01%	10/17/38	[1]	19,482,000	16,646,814
Progress Residential,
Series 2021-SFR1, Class E
2.11%	04/17/38	[1]	3,000,000	2,632,634
Progress Residential,
Series 2021-SFR3, Class E1
2.54%	05/17/26	[1]	3,055,000	2,670,573
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26	[1]	3,190,000	2,819,635
Rad CLO 18 Ltd.,
Series 2023-18A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.95%)
7.26%	04/15/36	[1,2,3]	29,590,000	29,716,053
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.34%)
6.67%	04/20/34	[1,2,3]	32,680,000	32,364,213

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Regatta XIV Funding Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.11%)
7.46%	10/25/31	[1,2,3]	$1,900,000	$1,894,395
Regatta XX Funding Ltd.,
Series 2021-2A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.27%	10/15/34	[1,2,3]	17,000,000	16,750,610
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.28%)
6.59%	10/15/29	[1,2,3]	10,186,185	10,152,061
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.78%	10/20/30	[1,2,3]	4,222,207	4,212,454
Rockford Tower CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.29%	08/20/32	[1,2,3]	20,000,000	19,699,800
Rockford Tower CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.54%)
6.87%	01/20/32	[1,2,3]	23,840,000	23,751,554
Rockford Tower CLO Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.06%)
7.39%	01/20/32	[1,2,3]	4,200,000	4,156,106
RRE 15 Loan Management DAC,
Series 15X, Class A1
(Ireland)
(3-Month Euribor plus 1.75%)
4.85%	10/15/35	[2,3]	5,000,000	5,300,314
Scholar Funding Trust,
Series 2012-B, Class A2
(SOFR30A plus 1.21%)
6.53%	03/28/46	[1,2]	15,051,195	14,695,807
Sixth Street CLO XVII Ltd.,
Series 2021-17A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.50%)
6.83%	01/20/34	[1,2,3]	40,840,000	40,646,010
Sixth Street CLO XX Ltd.,
Series 2021-20A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.24%	10/20/34	[1,2,3]	25,000,000	24,625,000
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	27,656,492	24,178,904

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.55%)
5.68%	08/15/31	[2]	$175,102	$149,483
SLC Student Loan Trust,
Series 2008-1, Class A4A
(SOFR90A plus 1.86%)
7.08%	12/15/32	[2]	6,557,841	6,602,617
SLM Student Loan Trust,
Series 2003-12, Class B
(SOFR90A plus 0.85%)
6.07%	12/15/68	[2]	34,310	33,059
SLM Student Loan Trust,
Series 2003-4, Class A5E
(SOFR90A plus 1.01%)
6.23%	03/15/33	[1,2]	3,057,561	2,963,245
SLM Student Loan Trust,
Series 2005-9, Class A7A
(SOFR90A plus 0.86%)
5.92%	01/25/41	[2]	38,293,722	37,452,665
SLM Student Loan Trust,
Series 2006-2, Class A6
(SOFR90A plus 0.43%)
5.49%	01/25/41	[2]	21,145,262	20,637,463
SLM Student Loan Trust,
Series 2006-8, Class A6
(SOFR90A plus 0.42%)
5.48%	01/25/41	[2]	23,472,511	22,984,619
SLM Student Loan Trust,
Series 2007-1, Class A6
(SOFR90A plus 0.40%)
5.46%	01/27/42	[2]	22,953,936	22,148,749
SLM Student Loan Trust,
Series 2007-1, Class B
(SOFR90A plus 0.48%)
5.54%	01/27/42	[2]	2,683,091	2,428,223
SLM Student Loan Trust,
Series 2007-6, Class B
(SOFR90A plus 1.11%)
6.17%	04/27/43	[2]	3,372,076	3,172,103
SLM Student Loan Trust,
Series 2007-7, Class A4
(SOFR90A plus 0.59%)
5.65%	01/25/22	[2]	174,055	169,167
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.52%	01/25/83	[2]	38,874,000	38,556,629
SLM Student Loan Trust,
Series 2008-3, Class A3
(SOFR90A plus 1.26%)
6.32%	10/25/21	[2]	11,256	11,066
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.52%	04/26/83	[2]	2,260,000	2,100,033

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-4, Class A4
(SOFR90A plus 1.91%)
6.97%	07/25/22	[2]	$1,269,447	$1,272,351
SLM Student Loan Trust,
Series 2008-4, Class B
(SOFR90A plus 2.11%)
7.17%	04/25/73	[2]	8,849,000	8,563,719
SLM Student Loan Trust,
Series 2008-5, Class A4
(SOFR90A plus 1.96%)
7.02%	07/25/23	[2]	17,941,308	17,916,313
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.17%	07/25/73	[2]	37,199,000	36,095,313
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.42%	07/25/23	[2]	8,514,273	8,414,013
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[2]	31,424,000	29,745,154
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[2]	17,206,000	15,896,319
SLM Student Loan Trust,
Series 2009-3, Class A
(SOFR30A plus 0.86%)
6.18%	01/25/45	[1,2]	104,552,885	103,577,177
SLM Student Loan Trust,
Series 2011-1, Class A2
(SOFR30A plus 1.26%)
6.58%	10/25/34	[2]	1,384,423	1,366,400
SLM Student Loan Trust,
Series 2012-1, Class A3
(SOFR30A plus 1.06%)
6.38%	09/25/28	[2]	439,657	429,442
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29	[2]	9,341,039	9,014,308
SLM Student Loan Trust,
Series 2012-3, Class A
(SOFR30A plus 0.76%)
6.08%	12/27/38	[2]	10,694,008	10,488,452
SLM Student Loan Trust,
Series 2012-7, Class A3
(SOFR30A plus 0.76%)
6.08%	05/26/26	[2]	16,291,841	15,591,939
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	17,000,000	15,709,241

See accompanying Notes to Financial Statements.

169 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Symphony CLO XXIX Ltd.,
Series 2021-29A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	01/15/34	[1,2,3]	$14,500,000	$14,329,451
Trestles CLO IV Ltd.,
Series 2021-4A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.77%	07/21/34	[1,2,3]	40,000,000	39,653,040
U.S. Small Business Administration,
Series 2022-25F, Class 1
4.01%	06/01/47		67,874,860	61,306,942
United Auto Credit Securitization Trust,
Series 2022-2, Class R1
0.00%	04/10/29	[1]	33,600	1,755,264
Voya CLO Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.32%	01/15/35	[1,2,3]	17,500,000	17,234,000
Voya CLO Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	07/19/34	[1,2,3]	11,825,000	11,692,205

Total Asset-Backed Securities
(Cost $3,160,373,816)				3,145,628,022

BANK LOANS — 1.55%*

Communications — 0.15%
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.95%	04/15/27	[2]	6,289,785	5,715,843
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27	[2]	18,340,358	17,876,989
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(SOFR plus 1.75%)
7.07%	04/11/25	[2]	26,062,957	26,083,807
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	03/09/27	[2]	42,781,678	35,061,724
(SOFR plus 4.33%)
9.64%	03/09/27	[2]	4,181,172	3,418,108

				88,156,471

Consumer Discretionary — 0.10%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28	[2]	6,863,404	4,541,274

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.85%)
7.17%	06/22/26	[2]	$2,568,167	$2,570,222
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.74%	01/24/29	[2,3]	42,141,333	40,177,758
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.49%	01/24/30	[2]	4,735,415	3,888,226
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	07/31/28	[2]	1,336,723	1,325,340
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.24%	10/01/26	[2]	7,530,619	7,527,494

				60,030,314

Electric — 0.03%
CommScope, Inc.,
Term Loan B2, 1st Lien (France)
(SOFR plus 3.36%)
8.68%	04/06/26	[2,3]	11,453,656	10,485,822
Homer City Generation LP,
Term Loan, 1st Lien (France)
(LIBOR plus 11.00%)
15.71%	04/05/23	[2,3,4,5]	7,137,524	4,728,610

				15,214,432

Entertainment — 0.06%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27	[2]	34,644,577	34,026,171
Formula One Management Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.05%	01/15/30	[2]	1,243,525	1,244,924
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.18%	05/16/25	[2]	2,900,517	2,900,516

				38,171,611

Finance — 0.11%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
9.12%	02/27/26	[2,3]	1,436,100	1,403,185
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(SOFR plus 2.35%)
7.67%	12/01/27	[2]	8,756,008	8,765,859

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Term Loan B6, 1st Lien
(SOFR plus 2.50%)
7.82%	06/22/28	[2]	$6,504,158	$6,511,897
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.14%	04/09/27	[2]	8,370,350	8,180,302
Mozart Borrower, LP,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.68%	10/23/28	[2]	17,356,863	17,330,220
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.26%)
7.65%	11/06/28	[2]	16,790,000	16,803,180
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(SOFR plus 2.11%)
7.45%	04/28/28	[2]	4,630,109	4,523,037

				63,517,680

Food — 0.03%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	10/01/25	[2]	1,107,359	1,068,602
Aramark Services, Inc.,
Term Loan B6, 1st Lien
(SOFR plus 2.61%)
7.93%	06/22/30	[2]	1,043,447	1,044,099
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
9.27%	05/23/25	[2]	2,483,420	2,176,792
Hostess Brands LLC,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.89%	06/21/30	[2]	12,758,923	12,802,749

				17,092,242

Gaming — 0.04%
Churchill Downs, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.10%)
7.42%	03/17/28	[2]	12,675,000	12,682,985
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	01/26/29	[2]	3,262,228	3,234,875
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29	[2]	3,425,315	3,425,315

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Gaming (continued)
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
8.43%	04/13/29	[2,3]	$5,273,680	$5,280,273

				24,623,448

Health Care — 0.26%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.35%)
7.67%	11/08/27	[2]	14,720,739	14,736,638
Bausch + Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.76%	05/10/27	[2]	7,305,845	7,115,090
Term Loan, 1st Lien (Canada)
(SOFR plus 3.00%)
9.42%	09/14/28	[2,3]	6,170,262	6,100,846
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.49%	12/30/26	[2]	2,619,579	2,619,710
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.10%)
7.42%	11/15/27	[2]	26,921,440	26,504,157
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.11%)
7.06%	05/22/26	[2]	628,170	628,660
Term Loan B2, 1st Lien
(SOFR plus 1.86%)
7.18%	03/15/28	[2]	28,949,657	28,959,500
ICON Luxembourg SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.51%)
7.90%	07/03/28	[2,3]	3,998,127	4,001,525
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	05/05/28	[2]	39,518,317	39,532,148
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28	[2]	9,592,323	9,589,925
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	02/01/28	[2]	7,376,977	7,370,854
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29	[2]	740,625	739,003

See accompanying Notes to Financial Statements.

171 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
PRA Health Sciences, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.51%)
7.90%	07/03/28	[2]	$996,136	$996,982
Prestige Brands, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.11%)
7.43%	07/03/28	[2]	250,000	250,870
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/19/30	[2]	6,358,307	6,226,277

				155,372,185

Industrials — 0.25%
Arterrsa Services LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.60%)
8.99%	03/06/25	[2,3]	13,465,561	12,657,695
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.65%	10/16/28	[2]	673,366	596,562
Berry Global, Inc.,
Term Loan Z, 1st Lien
(SOFR plus 2.01%)
6.51%	07/01/26	[2]	63,769,943	63,840,409
DIRECTV Financing LLC,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.43%	08/02/27	[2]	24,413,682	23,915,277
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	10/21/28	[2]	2,972,123	2,979,969
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29	[2]	2,274,057	2,270,862
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.90%	04/15/28	[2]	27,604,600	25,270,631
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	03/20/25	[2]	2,571,460	2,450,922
TransDigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.64%	08/24/28	[2]	15,887,517	15,913,573

				149,895,900

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology — 0.24%
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.67%	12/06/27	[2]	$5,496,763	$5,392,847
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29	[2]	7,073,795	6,961,074
Central Parent, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29	[2,3]	9,122,961	9,135,962
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.15%	08/14/25	[2]	786,917	748,850
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82% - 7.89%	07/06/29	[2]	1,530,967	1,530,967
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% - 8.99%	10/01/27	[2]	17,853,725	17,463,174
IQVIA, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.01%)
7.40%	06/11/25	[2]	5,040,362	5,060,145
MH Sub I LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	05/03/28	[2]	6,330,209	6,134,858
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.60%)
6.92%	09/10/27	[2]	19,859,339	19,760,142
Term Loan B, 1st Lien
(SOFR plus 2.10%)
6.91%	09/12/29	[2]	3,284,677	3,278,321
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.17%	05/30/25	[2,3]	6,705,217	6,717,555
(SOFR plus 2.85%)
8.17%	01/31/30	[2,3]	8,355,403	8,366,349
Oracle Corp.,
Term Loan A1, 1st Lien
(SOFR plus 0.60%)
6.46%	08/16/27	[2]	36,838,700	36,792,651
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	09/23/26	[2]	3,968,335	3,966,986

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Proofpoint, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.36%)
8.68%	08/31/28	[2,3]	$930,752	$924,222
RealPage, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	04/24/28	[2]	3,105,390	3,073,684
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
10.07%	04/07/30	[2]	2,432,452	2,417,249
Sophia LP,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.92%	10/07/27	[2]	1,379,220	1,377,785
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.66%	03/03/28	[2]	3,184,015	2,764,378
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.18%	04/16/25	[2]	2,369,734	2,371,903

				144,239,102

Insurance — 0.03%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.93%	02/15/27	[2]	19,720,423	19,484,468
Asurion LLC,
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.68%	12/23/26	[2]	1,253,247	1,229,749

				20,714,217

Materials — 0.04%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.82%	08/18/28	[2]	19,344,641	19,151,194
Mativ Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 2.50%)
7.94%	05/06/27	[2]	1,924,423	1,876,313

				21,027,507

Retail — 0.10%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.57%	09/13/30	[2,3]	8,308,689	8,287,086
American Airlines, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.01%)
10.34%	04/20/28	[2]	311,294	321,237

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.68%	02/19/28	[2]	$41,096,121	$40,900,092
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.20%	03/15/28	[2]	8,629,058	8,638,291

				58,146,706

Services — 0.10%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27	[2]	3,337,417	3,320,731
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.74%	03/06/25	[2]	13,434,488	12,647,092
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[2]	2,066,902	2,047,959
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[2]	4,478,288	4,437,245
GTCR W Merger Sub LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.34%	09/20/30	[2]	19,467,250	19,474,355
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.61%)
8.93%	12/15/28	[2]	4,965,324	4,924,980
Prime Security Services Borrower, LLC,
Term Loan A, 1st Lien
(SOFR plus 1.25%)
8.19%	03/14/28	[2]	2,985,000	2,940,225
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
9.17%	02/23/29	[2]	881,786	883,783
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(SOFR plus 2.36%)
7.68%	12/01/28	[2,3]	2,939,139	2,941,358
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.42%	11/02/27	[2]	4,076,281	3,884,696

				57,502,424

See accompanying Notes to Financial Statements.

173 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Transportation — 0.01%
United Airlines, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.56%	04/21/28	[2]	$3,919,295	$3,931,543

Total Bank Loans
(Cost $929,386,276)				917,635,782

CORPORATES — 27.80%*

Banking — 7.31%
ABN AMRO Bank NV
(Netherlands)
2.47%	12/13/29	[1,3,6]	7,000,000	5,787,953
Bank of America Corp.
1.73%	07/22/27	[6]	226,944,000	201,161,664
2.30%	07/21/32	[6]	12,887,000	9,779,960
2.57%	10/20/32	[6]	8,676,000	6,670,537
2.59%	04/29/31	[6]	39,817,000	32,045,317
2.69%	04/22/32	[6]	17,534,000	13,775,631
3.42%	12/20/28	[6]	11,650,000	10,451,573
Bank of America Corp.
(MTN)
0.81%	10/24/24	[6]	6,000,000	5,979,300
1.90%	07/23/31	[6]	29,920,000	22,692,504
1.92%	10/24/31	[6]	21,386,000	16,150,447
2.09%	06/14/29	[6]	275,019,000	230,220,115
2.50%	02/13/31	[6]	19,900,000	15,959,910
2.55%	02/04/28	[6]	34,135,000	30,436,014
3.97%	03/05/29	[6]	353,000	323,892
(CME Term SOFR 3-Month plus 0.91%)
6.32%	12/01/26	[2]	50,000,000	48,938,530
Bank of America Corp.,
Series N
1.66%	03/11/27	[6]	313,542,000	281,320,480
2.65%	03/11/32	[6]	3,841,000	3,027,738
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,6]	54,865,000	52,048,831
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,6]	22,349,000	19,713,965
1.75%	07/24/27	[3,6]	15,500,000	16,714,963
2.01%	09/22/28	[3,6]	160,727,000	136,458,191
2.21%	08/17/29	[3,6]	184,140,000	152,014,000
2.80%	05/24/32	[3,6]	52,358,000	40,595,459
3.97%	05/22/30	[3,6]	2,650,000	2,331,933
4.29%	09/12/26	[3,6]	5,000,000	4,802,545
4.76%	06/09/28	[3,6]	3,116,000	2,949,253
6.33%	03/09/44	[3,6]	38,998,000	37,471,892
JPMorgan Chase & Co.
0.77%	08/09/25	[6]	41,694,000	39,717,185
0.97%	06/23/25	[6]	179,824,000	172,616,748
1.58%	04/22/27	[6]	104,986,000	93,699,102
2.01%	03/13/26	[6]	2,732,000	2,573,582
2.07%	06/01/29	[6]	155,000	130,757
2.58%	04/22/32	[6]	31,454,000	24,840,357
3.70%	05/06/30	[6]	2,876,000	2,566,525

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
4.01%	04/23/29	[6]	$8,006,000	$7,382,377
4.02%	12/05/24	[6]	73,555,000	73,232,240
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,6]	21,375,000	18,961,138
3.57%	11/07/28	[3,6]	2,073,000	1,852,979
3.75%	03/18/28	[3,6]	9,746,000	8,951,242
3.87%	07/09/25	[3,6]	27,225,000	26,700,605
3.90%	03/12/24	[3]	27,591,000	27,317,810
4.98%	08/11/33	[3,6]	54,300,000	48,365,722
5.87%	03/06/29	[3,6]	7,340,000	7,181,632
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[1,3,6]	25,795,000	24,469,237
1.34%	01/12/27	[1,3,6]	6,109,000	5,467,587
1.63%	09/23/27	[1,3,6]	8,400,000	7,344,323
2.69%	06/23/32	[1,3,6]	2,100,000	1,605,245
2.87%	01/14/33	[1,3,6]	94,105,000	71,208,150
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,6]	35,357,000	34,985,992
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34	[6]	136,758,000	124,042,349
5.58%	06/12/29	[6]	26,025,000	25,268,669
6.04%	10/28/33	[6]	6,665,000	6,469,327
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,6]	232,404,000	226,006,164
1.53%	08/21/26	[3,6]	6,354,000	5,762,463
1.67%	06/14/27	[3,6]	36,865,000	32,279,999
2.47%	01/11/28	[3,6]	20,406,000	17,781,229
2.90%	03/15/32	[3,6]	5,941,000	4,592,610
3.82%	11/03/28	[3,6]	2,200,000	1,961,515
4.80%	11/15/24	[3,6]	92,330,000	92,160,322
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	27,746,000	27,690,258
U.S. Bancorp
4.65%	02/01/29	[6]	70,000	65,521
4.84%	02/01/34	[6]	142,861,000	126,121,139
5.84%	06/12/34	[6]	31,060,000	29,280,739
5.85%	10/21/33	[6]	35,790,000	33,927,828
UBS Group AG
(Switzerland)
1.31%	02/02/27	[1,3,6]	150,785,000	133,668,807
2.13%	10/13/26	[3,6]	10,150,000	10,207,794
2.19%	06/05/26	[1,3,6]	42,674,000	39,740,163
2.59%	09/11/25	[1,3,6]	7,344,000	7,068,999
2.88%	04/02/32	[3,6]	223,214,000	203,576,137
3.09%	05/14/32	[1,3,6]	199,847,000	158,497,830
3.87%	01/12/29	[1,3,6]	17,646,000	15,984,116
4.19%	04/01/31	[1,3,6]	43,737,000	38,213,082
4.28%	01/09/28	[1,3]	19,599,000	18,059,285
6.37%	07/15/26	[1,3,6]	29,465,000	29,375,986
6.54%	08/12/33	[1,3,6]	101,128,000	99,894,238
7.75%	03/01/29	[3,6]	13,350,000	15,645,333

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
9.02%	11/15/33	[1,3,6]	$58,949,000	$68,349,408
UBS Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33	[3]	22,735,000	16,394,411
Wells Fargo & Co.
5.39%	04/24/34	[6]	14,855,000	13,918,027
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[6]	49,673,000	46,907,982
2.39%	06/02/28	[6]	90,860,000	79,710,796
2.88%	10/30/30	[6]	168,638,000	140,430,957
3.35%	03/02/33	[6]	280,137,000	226,359,775
3.53%	03/24/28	[6]	106,889,000	98,161,626
4.90%	07/25/33	[6]	11,018,000	9,976,075
5.01%	04/04/51	[6]	510,000	429,015
5.57%	07/25/29	[6]	4,574,000	4,458,908

				4,329,432,014

Communications — 2.61%
AT&T, Inc.
5.25%	03/01/37		102,923,000	93,194,491
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27	[1,3]	2,200,000	1,940,928
Cable One, Inc.
4.00%	11/15/30	[1]	49,155,000	37,542,131
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32		10,000,000	7,297,578
2.80%	04/01/31		15,987,000	12,476,613
4.80%	03/01/50		127,389,000	89,170,542
5.38%	04/01/38		2,030,000	1,660,847
5.38%	05/01/47		116,802,000	89,188,387
5.75%	04/01/48		33,533,000	26,800,606
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.13%	07/01/49		14,837,000	10,864,393
5.25%	04/01/53		33,378,000	24,976,697
CommScope, Inc.
4.75%	09/01/29	[1]	36,103,000	26,941,864
Cox Communications, Inc.
2.60%	06/15/31	[1]	4,790,000	3,734,243
CSC Holdings LLC
4.50%	11/15/31	[1]	835,000	592,019
4.63%	12/01/30	[1]	4,879,000	2,622,267
5.38%	02/01/28	[1]	22,749,000	18,550,713
5.75%	01/15/30	[1]	35,324,000	19,843,812
6.50%	02/01/29	[1]	89,059,000	73,882,549
7.50%	04/01/28	[1]	5,318,000	3,461,885
11.25%	05/15/28	[1]	6,010,000	5,990,178
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1,7,8]	57,255,000	1,288,237
Frontier Communications Holdings LLC
5.00%	05/01/28	[1]	12,696,000	10,863,408
6.75%	05/01/29	[1]	2,406,000	1,854,274

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
8.63%	03/15/31	[1]	$46,794,000	$43,981,767
8.75%	05/15/30	[1]	1,125,000	1,069,341
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	63,777,000	56,309,979
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	118,746,000	105,527,266
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23	†,3,4,5,7,8	54,920,000	—
8.50%	10/15/24	†,1,3,4,5,7,8	149,759,000	—
9.75%	07/15/25	†,1,3,4,5,7,8	45,708,000	—
Level 3 Financing, Inc.
10.50%	05/15/30	[1]	12,664,000	12,758,980
Meta Platforms, Inc.
4.45%	08/15/52		1,360,000	1,077,486
5.75%	05/15/63		30,000,000	28,318,220
Netflix, Inc.
4.63%	05/15/29		61,440,000	65,682,770
Netflix, Inc.,
Series REGS
3.63%	06/15/30		3,000,000	3,018,290
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[1]	4,820,000	4,241,600
Qwest Corp.
7.25%	09/15/25		4,044,000	3,932,790
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[1]	55,170,000	37,203,748
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	35,253,375	34,889,244
5.15%	03/20/28	[1]	270,985,500	266,300,280
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31	[1,3]	5,535,000	4,489,019
3.68%	04/22/41	[1,3]	22,760,000	15,753,554
3.84%	04/22/51	[1,3]	64,516,000	41,435,419
3.98%	04/11/29	[1,3]	9,225,000	8,381,604
Time Warner Cable LLC
4.50%	09/15/42		18,977,000	13,159,292
5.50%	09/01/41		32,811,000	25,687,839
T-Mobile USA, Inc.
2.63%	04/15/26		46,941,000	43,428,004
2.63%	02/15/29		5,073,000	4,308,527
3.75%	04/15/27		4,887,000	4,565,531
3.88%	04/15/30		50,101,000	44,406,968
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49	[3]	51,385,500	41,062,697
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[1,3]	36,806,000	29,032,432

See accompanying Notes to Financial Statements.

175 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32	[3]	$30,755,000	$25,151,794
Zayo Group Holdings, Inc.
4.00%	03/01/27	[1]	3,817,000	2,837,178
Ziggo BV
(Netherlands)
4.88%	01/15/30	[1,3]	15,255,000	12,520,694

				1,545,270,975

Consumer Discretionary — 1.37%
Altria Group, Inc.
3.70%	02/04/51		995,000	616,842
Bacardi Ltd.
(Bermuda)
5.15%	05/15/38	[1,3]	12,881,000	11,312,157
5.30%	05/15/48	[1,3]	18,831,000	16,265,378
BAT Capital Corp.
2.73%	03/25/31		6,395,000	4,932,433
3.73%	09/25/40		3,182,000	2,128,284
4.39%	08/15/37		73,160,000	56,038,976
4.54%	08/15/47		138,420,000	95,384,729
4.76%	09/06/49		30,502,000	21,484,991
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52	[3]	134,234,000	64,792,450
4.00%	11/23/55	[3]	8,700,000	5,845,100
Central Garden & Pet Co.
4.13%	10/15/30		2,200,000	1,837,882
4.13%	04/30/31	[1]	5,085,000	4,151,536
Imperial Brands Finance Netherlands BV
(EMTN)
(Netherlands)
1.75%	03/18/33	[3]	30,150,000	22,971,215
5.25%	02/15/31	[3]	20,000,000	20,580,025
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	15,312,000	14,938,488
3.50%	07/26/26	[1,3]	53,505,000	50,119,830
3.88%	07/26/29	[1,3]	4,545,000	4,003,233
4.25%	07/21/25	[1,3]	5,566,000	5,366,001
Imperial Brands Finance PLC
(EMTN)
(United Kingdom)
8.13%	03/15/24	[3]	1,758,000	2,162,807
Reynolds American, Inc.
5.70%	08/15/35		34,320,000	30,651,532
5.85%	08/15/45		68,022,000	56,343,793
Triton Water Holdings, Inc.
6.25%	04/01/29	[1]	48,799,000	40,137,177
WarnerMedia Holdings, Inc.
5.05%	03/15/42		11,935,000	9,242,458
5.14%	03/15/52		314,615,000	233,754,524

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
5.39%	03/15/62		$52,245,000	$38,587,725

				813,649,566

Consumer Products — 0.01%
Newell Brands, Inc.
6.50%	04/01/46		3,935,000	2,920,435

Diversified REITs — 1.04%
American Tower Corp.
0.88%	05/21/29		8,755,000	7,570,820
0.95%	10/05/30		39,651,000	32,781,739
1.00%	01/15/32		15,023,000	11,924,265
1.88%	10/15/30		13,336,000	10,096,590
2.30%	09/15/31		14,788,000	11,233,144
2.70%	04/15/31		34,498,000	27,392,105
4.63%	05/16/31		8,000,000	8,302,781
5.65%	03/15/33		41,017,000	39,450,745
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[3]	14,032,000	12,095,175
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32	[3]	5,000,000	3,823,118
1.25%	02/01/31	[3]	26,308,000	21,410,430
1.50%	03/15/30	[3]	25,000,000	21,373,432
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31	[3]	26,530,000	20,066,579
1.38%	07/18/32	[3]	22,395,000	17,411,752
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		8,388,000	6,505,733
4.00%	01/15/30		32,318,000	27,489,691
4.00%	01/15/31		7,310,000	6,094,810
5.25%	06/01/25		6,644,000	6,537,297
5.30%	01/15/29		30,710,000	28,663,793
5.38%	04/15/26		75,332,000	73,109,563
5.75%	06/01/28		24,498,000	23,512,702
VICI Properties LP
4.95%	02/15/30		1,655,000	1,527,035
5.13%	05/15/32		76,352,000	68,540,804
5.63%	05/15/52		35,253,000	29,435,505
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27	[1]	21,736,000	19,844,316
3.88%	02/15/29	[1]	44,136,000	38,185,513
4.13%	08/15/30	[1]	11,991,000	10,256,862
4.50%	09/01/26	[1]	8,763,000	8,302,066
4.50%	01/15/28	[1]	21,816,000	19,931,738
5.75%	02/01/27	[1]	3,328,000	3,225,260

				616,095,363

Electric — 1.52%
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	4,515,000	3,745,349
American Electric Power Co., Inc.
2.03%	03/15/24		4,935,000	4,843,443
5.75%	11/01/27		7,930,000	7,982,588

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Appalachian Power Co.
4.45%	06/01/45		$100,000	$76,549
Appalachian Power Co.,
Series Z
3.70%	05/01/50		9,450,000	6,359,325
Arizona Public Service Co.
5.55%	08/01/33		44,465,000	43,098,852
6.35%	12/15/32		20,904,000	21,424,080
Black Hills Corp.
4.35%	05/01/33		1,285,000	1,099,125
6.15%	05/15/34		13,020,000	12,682,502
Comision Federal de Electricidad,
Series REGS
(Mexico)
3.88%	07/26/33	[3]	4,340,000	3,309,250
Duke Energy Carolinas LLC
4.00%	09/30/42		11,040,000	8,472,727
4.25%	12/15/41		14,683,000	11,775,869
4.95%	01/15/33		9,255,000	8,802,706
5.35%	01/15/53		13,611,000	12,468,981
5.40%	01/15/54		25,000,000	23,129,002
Duke Energy Corp.
3.75%	09/01/46		9,965,000	6,969,610
3.85%	06/15/34		96,657,000	91,195,898
Duke Energy Progress LLC
5.35%	03/15/53		5,000,000	4,552,960
FirstEnergy Corp.
2.65%	03/01/30		5,831,000	4,759,424
FirstEnergy Corp.,
Series B
2.25%	09/01/30		3,775,000	2,932,231
FirstEnergy Corp.,
Series C
3.40%	03/01/50		27,555,000	17,158,747
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	50,514,000	43,859,290
4.35%	01/15/25	[1]	23,330,000	22,801,606
4.55%	04/01/49	[1]	13,175,000	10,342,598
5.45%	07/15/44	[1]	24,625,000	21,752,414
Interstate Power and Light Co.
5.70%	10/15/33		15,980,000	15,730,068
ITC Holdings Corp.
4.95%	09/22/27	[1]	6,155,000	5,993,785
5.40%	06/01/33	[1]	66,380,000	63,107,724
Jersey Central Power & Light Co.
2.75%	03/01/32	[1]	820,000	644,152
4.30%	01/15/26	[1]	8,645,000	8,336,157
4.70%	04/01/24	[1]	49,765,000	49,317,097
6.40%	05/15/36		11,630,000	11,210,867
Metropolitan Edison Co.
4.00%	04/15/25	[1]	35,719,000	34,264,412
4.30%	01/15/29	[1]	18,381,000	17,095,443
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29	[3]	1,825,000	1,659,254

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
New England Power Co.
5.94%	11/25/52	[1]	$20,670,000	$19,665,339
NextEra Energy Capital Holdings, Inc.
4.63%	07/15/27		5,870,000	5,657,911
Niagara Mohawk Power Corp.
3.03%	06/27/50	[1]	3,543,000	2,088,495
4.28%	10/01/34	[1]	4,375,000	3,662,277
5.78%	09/16/52	[1]	3,250,000	3,008,529
Pennsylvania Electric Co.
3.25%	03/15/28	[1]	125,000	112,283
4.15%	04/15/25	[1]	28,335,000	27,318,965
5.15%	03/30/26	[1]	3,000,000	2,946,104
Public Service Co. of New Mexico
3.85%	08/01/25		14,390,000	13,766,283
Puget Sound Energy, Inc.
5.45%	06/01/53		1,485,000	1,364,186
Southwestern Electric Power Co.
3.25%	11/01/51		6,519,000	3,924,574
5.30%	04/01/33		45,000,000	42,522,963
Southwestern Electric Power Co.,
Series K
2.75%	10/01/26		26,488,000	24,339,747
Southwestern Electric Power Co.,
Series L
3.85%	02/01/48		19,395,000	13,265,989
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42	[3]	38,400,000	34,773,859
4.50%	10/28/34	[3]	18,555,000	20,724,308
4.75%	10/28/42	[3]	61,891,000	69,638,302
Tucson Electric Power Co.
4.85%	12/01/48		8,755,000	7,100,417

				898,834,616

Energy — 1.39%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[1]	6,901,000	6,499,362
Boston Gas Co.
3.76%	03/16/32	[1]	6,440,000	5,405,916
6.12%	07/20/53	[1]	13,275,000	12,599,214
Brooklyn Union Gas Co. (The)
6.39%	09/15/33	[1]	35,000,000	34,401,937
Columbia Pipelines Operating Co. LLC
6.04%	11/15/33	[1]	18,265,000	17,838,662
Ecopetrol SA
(Colombia)
8.88%	01/13/33	[3]	5,000,000	4,886,750
Energy Transfer LP
4.90%	03/15/35		5,160,000	4,530,706
5.00%	05/15/50		34,105,000	26,745,391
5.15%	03/15/45		40,735,000	32,812,429
5.35%	05/15/45		4,421,000	3,625,252
5.40%	10/01/47		127,860,000	105,355,595
6.13%	12/15/45		16,239,000	14,513,661

See accompanying Notes to Financial Statements.

177 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[1,3]	$17,558,370	$14,672,915
Hess Corp.
5.60%	02/15/41		3,589,000	3,236,021
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33	[1,3]	1,800,000	1,354,014
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33	[3]	15,883,000	11,947,669
4.75%	04/19/27	[3]	3,195,000	2,999,626
KazMunayGas National Co. JSC,
Series REGS (EMTN)
(Kazakhstan)
5.38%	04/24/30	[3]	6,856,000	6,249,724
KeySpan Gas East Corp.
5.99%	03/06/33	[1]	5,530,000	5,337,135
Kinder Morgan Energy Partners LP
4.70%	11/01/42		2,171,000	1,691,359
5.00%	08/15/42		5,775,000	4,675,256
5.40%	09/01/44		3,940,000	3,322,564
5.50%	03/01/44		1,060,000	902,977
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31		150,000	162,557
National Gas Transmission PLC,
(EMTN)
(United Kingdom)
4.25%	04/05/30	[3]	26,895,000	28,027,488
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30	[1,3]	39,071,000	32,662,184
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31	[3]	12,508,000	8,954,477
6.35%	02/12/48	[3]	7,570,000	4,339,290
6.63%	06/15/35	[3]	28,288,000	19,013,496
6.75%	09/21/47	[3]	61,843,000	36,706,684
6.95%	01/28/60	[3]	16,892,000	10,025,402
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31		7,272,000	5,734,376
5.40%	06/15/33		21,595,000	20,633,163
Plains All American Pipeline LP/PAA Finance Corp.
3.55%	12/15/29		31,332,000	26,919,844
3.80%	09/15/30		8,920,000	7,667,928
QatarEnergy,
Series REGS
(Qatar)
2.25%	07/12/31	[3]	21,710,000	17,424,229
QazaqGaz NC JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27	[3]	6,350,000	5,868,987

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	$5,125,000	$4,445,938
4.95%	07/15/29	[1]	84,805,000	75,658,546
6.88%	04/15/40	[1]	44,867,000	39,444,374
Southern Co. Gas Capital Corp.
4.40%	05/30/47		50,000	37,999
5.15%	09/15/32		13,420,000	12,671,771
5.75%	09/15/33		29,545,000	28,991,458
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26	[3]	16,442,000	16,397,195
TC PipeLines LP
4.38%	03/13/25		2,198,000	2,142,163
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34	[3]	11,175,000	9,745,771
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		34,635,000	29,699,512
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[1]	7,000,000	5,904,271
4.13%	08/15/31	[1]	31,639,000	26,015,088
6.25%	01/15/30	[1]	25,837,000	24,674,335

				825,572,661

Finance — 4.70%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	21,203,000	19,008,815
3.00%	10/29/28	[3]	61,990,000	53,181,780
3.30%	01/30/32	[3]	141,856,000	112,989,853
Air Lease Corp.
2.20%	01/15/27		38,695,000	34,264,374
3.25%	03/01/25		19,930,000	19,059,268
3.25%	10/01/29		5,000,000	4,256,175
3.63%	04/01/27		4,570,000	4,199,943
4.25%	09/15/24		5,554,000	5,457,877
4.63%	10/01/28		2,000,000	1,854,283
Air Lease Corp.
(MTN)
2.30%	02/01/25		35,195,000	33,356,445
2.88%	01/15/26		10,055,000	9,366,585
3.00%	02/01/30		2,000,000	1,644,926
Alta Wind Holdings LLC
7.00%	06/30/35	[1,4,5]	2,963,214	2,666,067
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	171,755,000	145,117,088
2.88%	02/15/25	[1,3]	35,755,000	33,749,537
3.25%	02/15/27	[1,3]	17,880,000	15,878,990
3.95%	07/01/24	[1,3]	35,499,000	34,775,957
4.38%	05/01/26	[1,3]	7,405,000	6,955,950
Capital One Financial Corp.
1.34%	12/06/24	[6]	114,655,000	113,426,167
Citigroup, Inc.
0.78%	10/30/24	[6]	672,000	668,871

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
1.46%	06/09/27	[6]	$98,375,000	$86,976,852
2.52%	11/03/32	[6]	59,557,000	45,518,039
2.56%	05/01/32	[6]	44,980,000	34,837,878
2.57%	06/03/31	[6]	80,655,000	64,347,022
2.67%	01/29/31	[6]	31,479,000	25,544,336
2.98%	11/05/30	[6]	10,739,000	8,982,524
3.06%	01/25/33	[6]	171,035,000	135,146,911
3.52%	10/27/28	[6]	15,144,000	13,708,155
3.98%	03/20/30	[6]	4,000,000	3,594,855
4.41%	03/31/31	[6]	24,787,000	22,303,695
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[6]	1,000	908
Gaci First Investment Co.
(Cayman Islands)
5.25%	10/13/32	[3]	6,400,000	6,251,520
GGAM Finance Ltd.
(Cayman Islands)
8.00%	06/15/28	[1,3]	38,889,000	38,808,111
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[6]	77,465,000	76,854,374
1.22%	12/06/23		120,935,000	119,946,106
1.43%	03/09/27	[6]	159,027,000	141,615,172
1.54%	09/10/27	[6]	108,910,000	95,387,834
1.76%	01/24/25	[6]	7,000,000	6,889,653
1.95%	10/21/27	[6]	21,391,000	18,892,283
1.99%	01/27/32	[6]	864,000	648,343
2.38%	07/21/32	[6]	100,954,000	76,920,026
2.62%	04/22/32	[6]	12,009,000	9,385,514
2.65%	10/21/32	[6]	787,000	607,810
3.27%	09/29/25	[6]	27,707,000	26,852,962
3.50%	04/01/25		31,914,000	30,795,974
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29		12,415,000	10,056,150
5.25%	05/15/27		7,682,000	6,770,377
6.25%	05/15/26		16,575,000	15,450,718
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[1]	1,449,000	1,244,787
JPMorgan Chase & Co.
0.56%	02/16/25	[6]	7,895,000	7,721,927
0.82%	06/01/25	[6]	30,872,000	29,745,087
1.04%	02/04/27	[6]	16,975,000	15,106,621
1.56%	12/10/25	[6]	163,875,000	154,893,187
1.95%	02/04/32	[6]	55,615,000	42,204,274
2.55%	11/08/32	[6]	24,664,000	19,123,116
2.74%	10/15/30	[6]	8,027,000	6,716,660
2.95%	02/24/28	[6]	39,486,000	35,831,394
2.96%	01/25/33	[6]	12,277,000	9,795,468
Morgan Stanley
0.79%	05/30/25	[6]	64,230,000	61,708,625
0.99%	12/10/26	[6]	24,551,000	21,903,860
1.59%	05/04/27	[6]	26,820,000	23,881,534
2.48%	09/16/36	[6]	64,027,000	46,803,318
2.95%	05/07/32	[6]	25,820,000	24,304,284
4.66%	03/02/29	[6]	29,000,000	30,697,913
5.30%	04/20/37	[6]	1,801,000	1,610,753

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Morgan Stanley
(GMTN)
1.51%	07/20/27	[6]	$2,584,000	$2,277,426
2.24%	07/21/32	[6]	65,942,000	49,737,862
2.70%	01/22/31	[6]	6,815,000	5,570,729
Morgan Stanley
(MTN)
1.16%	10/21/25	[6]	162,926,000	153,828,587
1.79%	02/13/32	[6]	31,386,000	23,260,797
1.93%	04/28/32	[6]	67,900,000	50,572,918
Morgan Stanley,
Series I
0.86%	10/21/25	[6]	14,000,000	13,195,390
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,6]	107,650,000	96,331,734
4.30%	03/08/29	[1,3,6]	13,000,000	11,935,328
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[1,3]	26,855,000	26,725,763
TIAA FSB Holdings, Inc.
5.75%	07/02/25		4,045,000	3,808,692
UBS Group AG
(Switzerland)
1.49%	08/10/27	[1,3,6]	14,035,000	12,244,379
4.70%	08/05/27	[1,3,6]	4,285,000	4,106,061
Vonovia SE
(Georgia)
1.00%	06/16/33	[3]	1,900,000	1,379,202
1.50%	06/14/41	[3]	6,600,000	3,832,458
Vonovia SE
(EMTN)
(Georgia)
1.63%	09/01/51	[3]	12,900,000	6,549,289
Vonovia SE,
(EMTN)
(Georgia)
5.00%	11/23/30	[3]	11,700,000	12,222,288

				2,785,844,764

Food — 0.74%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34	[1,3]	77,118,000	75,079,016
7.25%	11/15/53	[1,3]	12,290,000	11,882,900
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31	[3]	22,699,000	18,204,383
4.38%	02/02/52	[3]	63,603,000	42,109,517
5.50%	01/15/30	[3]	26,622,000	24,876,057
5.75%	04/01/33	[3]	46,048,000	42,083,316
6.50%	12/01/52	[3]	7,475,000	6,697,644
Pilgrim’s Pride Corp.
3.50%	03/01/32		85,672,000	66,368,023
4.25%	04/15/31		1,429,000	1,193,836

See accompanying Notes to Financial Statements.

179 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
5.88%	09/30/27	[1]	$34,697,000	$35,239,298
6.25%	07/01/33		41,051,000	38,652,931
6.88%	05/15/34		2,495,000	2,450,743
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[1]	43,506,000	35,731,416
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	14,435,000	10,395,598
3.00%	10/15/30	[1]	8,890,000	6,822,149
4.25%	02/01/27	[1]	24,855,000	22,990,375

				440,777,202

Health Care — 2.27%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[1,3]	13,587,000	13,446,553
Amgen, Inc.
4.20%	02/22/52		3,200,000	2,396,933
4.88%	03/01/53		1,145,000	955,999
5.75%	03/02/63		61,954,000	57,302,528
Bausch & Lomb Escrow Corp.
(Canada)
8.38%	10/01/28	[1,3]	11,118,000	11,148,952
Bayer AG
(EMTN)
(Georgia)
4.63%	05/26/33	[3]	25,550,000	26,788,251
Bayer U.S. Finance II LLC
2.85%	04/15/25	[1]	2,805,000	2,655,892
3.95%	04/15/45	[1]	17,489,000	12,086,188
4.25%	12/15/25	[1]	17,152,000	16,517,650
4.38%	12/15/28	[1]	109,521,000	101,837,013
4.40%	07/15/44	[1]	69,196,000	51,938,071
4.63%	06/25/38	[1]	46,534,000	38,173,981
4.88%	06/25/48	[1]	44,314,000	35,377,719
5.50%	08/15/25	[1]	13,932,000	13,802,206
5.50%	07/30/35	[1]	3,820,000	3,549,279
Becton Dickinson & Co.
3.36%	06/06/24		1,013,000	995,331
Catalent Pharma Solutions, Inc.
3.13%	02/15/29	[1]	5,197,000	4,267,309
3.50%	04/01/30	[1]	17,205,000	14,187,845
Catalent Pharma Solutions, Inc.,
Series REGS
2.38%	03/01/28		27,110,000	24,158,556
Centene Corp.
2.45%	07/15/28		31,858,000	26,936,551
2.50%	03/01/31		13,855,000	10,641,610
3.00%	10/15/30		138,275,000	111,702,002
4.25%	12/15/27		74,814,000	69,035,741
CommonSpirit Health
3.35%	10/01/29		11,421,000	9,948,323
CVS Health Corp.
4.78%	03/25/38		3,581,000	3,085,558
4.88%	07/20/35		15,713,000	14,062,159
5.05%	03/25/48		24,024,000	19,972,641

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
5.13%	07/20/45		$43,345,000	$36,510,789
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		11,506,000	9,636,988
Embecta Corp.
6.75%	02/15/30	[1]	21,244,000	17,542,150
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31	[3]	7,910,000	6,161,762
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[1]	67,592,000	58,992,416
Fresenius SE & Co. KGaA
(EMTN)
(Georgia)
2.88%	05/24/30	[3]	8,000,000	7,539,867
Grifols SA
(Spain)
4.75%	10/15/28	[1,3]	14,210,000	12,157,100
Grifols SA,
Series REGS
(Spain)
3.88%	10/15/28	[3]	20,825,000	18,800,950
HCA, Inc.
2.38%	07/15/31		563,000	431,080
3.50%	09/01/30		54,130,000	45,815,209
3.63%	03/15/32		46,369,000	38,478,353
4.38%	03/15/42		15,000,000	11,462,499
5.25%	06/15/26		20,209,000	19,801,150
5.25%	06/15/49		152,587,000	125,545,649
5.50%	06/15/47		19,677,000	16,819,309
5.63%	09/01/28		14,411,000	14,043,285
5.88%	02/15/26		3,915,000	3,897,764
Illumina, Inc.
5.75%	12/13/27		4,480,000	4,404,946
Kedrion SpA
(Italy)
6.50%	09/01/29	[1,3]	25,064,000	21,617,700
Medtronic Global Holdings SCA
(Luxembourg)
1.50%	07/02/39	[3]	7,850,000	5,580,888
3.38%	10/15/34	[3]	17,195,000	16,869,067
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	47,094,000	33,848,461
ModivCare, Inc.
5.88%	11/15/25	[1]	28,528,000	27,145,248
Molina Healthcare, Inc.
4.38%	06/15/28	[1]	19,558,000	17,531,283
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	5,581,000	4,506,657
Premier Health Partners,
Series G
2.91%	11/15/26		2,229,000	1,994,307
Revvity, Inc.
0.85%	09/15/24		12,935,000	12,299,352

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	$11,295,000	$9,634,215
Tenet Healthcare Corp.
6.75%	05/15/31	[1]	3,002,000	2,900,810
Teva Pharmaceutical Finance Netherlands II BV
(Netherlands)
7.88%	09/15/31	[3]	5,840,000	6,425,383
Universal Health Services, Inc.
1.65%	09/01/26		45,000,000	39,676,261

				1,345,041,739

Health Care REITs — 0.19%
Healthcare Reality Holdings LP
2.00%	03/15/31		6,928,000	5,198,542
3.10%	02/15/30		35,467,000	29,575,584
Healthcare Realty Holdings LP
2.05%	03/15/31		17,654,000	12,812,790
2.40%	03/15/30		29,082,000	22,484,542
3.63%	01/15/28		25,359,000	22,617,651
3.88%	05/01/25		9,381,000	8,848,097
Physicians Realty LP
2.63%	11/01/31		4,632,000	3,493,548
3.95%	01/15/28		1,245,000	1,126,305
4.30%	03/15/27		8,717,000	8,191,887

				114,348,946

Industrial REITs — 0.18%
Prologis Euro Finance LLC
0.50%	02/16/32		19,021,000	14,319,688
0.63%	09/10/31		6,898,000	5,411,035
1.00%	02/06/35		13,648,000	9,551,969
1.00%	02/16/41		8,348,000	4,709,953
Prologis Euro Finance LLC
(EMTN)
1.00%	02/08/29		2,720,000	2,400,384
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43		30,458,000	28,077,576
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	46,714,000	38,992,753

				103,463,358

Industrials — 0.73%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[1,3]	54,055,000	45,217,825
Artera Services LLC
9.03%	12/04/25	[1]	26,315,000	24,318,885
Berry Global, Inc.
1.50%	01/15/27	[1]	8,110,000	7,763,485
1.57%	01/15/26		42,992,000	38,871,437
1.65%	01/15/27		16,949,000	14,586,304
4.88%	07/15/26	[1]	82,131,000	78,701,628
Boeing Co. (The)
1.43%	02/04/24		151,800,000	149,449,741

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
4.88%	05/01/25		$19,940,000	$19,600,437
Cellnex Finance Co. SA
(EMTN)
(Spain)
2.00%	02/15/33	[3]	7,100,000	5,811,217
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
6.01%	05/05/26	[2]	1,785,000	1,783,006
(CME Term SOFR 3-Month plus 0.74%)
6.11%	08/15/36	[2]	11,550,000	10,291,494
L3Harris Technologies, Inc.
3.95%	05/28/24		12,890,000	12,712,080
OT Merger Corp.
7.88%	10/15/29	[1]	33,842,000	21,068,041
Trivium Packaging Finance BV
(Netherlands)
8.50%	08/15/27	[1,3]	103,000	94,739

				430,270,319

Information Technology — 0.54%
Broadcom, Inc.
2.60%	02/15/33	[1]	21,446,000	16,005,771
3.14%	11/15/35	[1]	19,662,000	14,412,148
3.42%	04/15/33	[1]	16,114,000	12,867,707
Fidelity National Information Services, Inc.
4.50%	08/15/46		4,055,000	3,045,788
Fiserv, Inc.
5.63%	08/21/33		9,330,000	9,047,469
NCR Corp.
5.00%	10/01/28	[1]	12,752,000	11,494,653
5.25%	10/01/30	[1]	11,987,000	10,342,062
Open Text Corp.
(Canada)
6.90%	12/01/27	[1,3]	4,194,000	4,214,677
Oracle Corp.
3.60%	04/01/40		35,483,000	25,652,550
3.60%	04/01/50		38,641,000	25,017,477
3.65%	03/25/41		88,945,000	63,520,853
3.85%	07/15/36		35,336,000	27,958,045
3.95%	03/25/51		51,649,000	35,432,005
4.00%	11/15/47		15,255,000	10,729,769
4.13%	05/15/45		26,924,000	19,542,832
6.25%	11/09/32		1,111,000	1,124,956
6.50%	04/15/38		12,870,000	12,976,587
6.90%	11/09/52		17,325,000	17,857,653

				321,243,002

Insurance — 1.15%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29	[1]	2,000,000	1,695,000
7.00%	11/15/25	[1]	2,012,000	1,961,881
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		22,780,000	16,251,204
Athene Global Funding
1.61%	06/29/26	[1]	61,330,000	53,612,110

See accompanying Notes to Financial Statements.

181 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
1.99%	08/19/28	[1]	$11,040,000	$9,021,387
3.21%	03/08/27	[1]	26,060,000	23,370,859
(SOFR Index plus 0.70%)
6.04%	05/24/24	[1,2]	146,955,000	146,262,758
Farmers Exchange Capital
7.05%	07/15/28	[1]	13,283,000	13,198,914
7.20%	07/15/48	[1]	18,415,000	17,188,079
Farmers Exchange Capital II
6.15%	11/01/53	[1,6]	59,331,000	54,916,975
Farmers Exchange Capital III
5.45%	10/15/54	[1,6]	80,605,000	69,029,105
Farmers Insurance Exchange
4.75%	11/01/57	[1,6]	23,060,000	17,330,402
Metropolitan Life Global Funding I
3.30%	03/21/29	[1]	16,005,000	14,228,668
4.30%	08/25/29	[1]	6,940,000	6,479,512
5.15%	03/28/33	[1]	20,875,000	19,791,611
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[1,6]	42,571,000	42,577,054
Protective Life Global Funding
1.90%	07/06/28	[1]	56,210,000	47,719,150
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[1]	102,665,000	65,064,225
4.27%	05/15/47	[1]	13,496,000	10,228,716
4.38%	09/15/54	[1,6]	35,635,000	34,662,298
Willis North America, Inc.
4.50%	09/15/28		5,079,000	4,769,569
5.35%	05/15/33		11,025,000	10,294,727

				679,654,204

Materials — 0.31%
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia
Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30	[3]	14,861,000	13,895,035
International Flavors & Fragrances, Inc.
1.80%	09/25/26		24,200,000	23,184,323
2.30%	11/01/30	[1]	68,565,000	51,636,183
3.27%	11/15/40	[1]	10,351,000	6,496,796
3.47%	12/01/50	[1]	2,702,000	1,575,881
5.00%	09/26/48		104,037,000	77,752,531
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29	[1,3]	9,122,000	7,321,226

				181,861,975

Office REITs — 0.20%
Hudson Pacific Properties LP
3.25%	01/15/30		41,313,000	28,377,796
3.95%	11/01/27		23,610,000	18,657,977
4.65%	04/01/29		23,120,000	17,427,974
5.95%	02/15/28		32,070,000	26,783,877
Kilroy Realty LP
2.50%	11/15/32		3,705,000	2,536,533

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Office REITs (continued)
2.65%	11/15/33		$35,363,000	$23,896,952

				117,681,109

Real Estate Investment Trust (REIT) — 0.20%
American Tower Corp.
5.55%	07/15/33		43,050,000	41,058,478
Annington Funding PLC
(EMTN)
(United Kingdom)
2.65%	07/12/25	[3]	1,375,000	1,569,909
3.18%	07/12/29	[3]	10,509,000	10,670,261
Annington Funding PLC,
(EMTN)
(United Kingdom)
3.69%	07/12/34	[3]	1,100,000	1,028,514
Crown Castle, Inc.
2.10%	04/01/31		23,220,000	17,729,183
Realty Income Corp.
5.13%	07/06/34		41,445,000	43,529,499
Vonovia Finance BV
(Netherlands)
2.25%	04/07/30	[3]	4,500,000	4,023,353

				119,609,197

Residential REITs — 0.14%
American Homes 4 Rent LP
3.38%	07/15/51		17,118,000	10,271,711
4.30%	04/15/52		6,960,000	5,033,115
Invitation Homes Operating Partnership LP
2.00%	08/15/31		30,593,000	22,651,041
2.70%	01/15/34		40,308,000	29,500,531
5.50%	08/15/33		13,294,000	12,422,437

				79,878,835

Retail — 0.16%
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50	[1,3]	18,032,000	11,843,581
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[1]	17,847,000	14,580,419
FirstCash, Inc.
5.63%	01/01/30	[1]	9,320,000	8,401,610
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	83,531,000	54,648,642
Papa John’s International, Inc.
3.88%	09/15/29	[1]	7,902,000	6,527,490

				96,001,742

Retail REITs — 0.03%
Federal Realty OP LP
7.48%	08/15/26		18,825,000	19,282,581

Services — 0.26%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	3,792,000	3,495,403

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 182

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
Global Payments, Inc.
4.88%	03/17/31		$26,568,000	$27,456,201
5.40%	08/15/32		24,855,000	23,300,947
5.95%	08/15/52		43,315,000	38,828,082
GTCR W-2 Merger Sub LLC
7.50%	01/15/31	[1]	7,810,000	7,825,579
Upbound Group, Inc.
6.38%	02/15/29	[1]	3,646,000	3,267,727
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	6,684,000	6,245,672
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	44,598,000	41,692,722

				152,112,333

Specialized REITs — 0.35%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	45,583,000	39,647,611
2.92%	10/06/51	[3]	3,500,000	2,247,114
3.94%	07/12/47	[3]	6,700,000	5,535,148
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28	[3]	13,651,000	11,425,672
1.63%	04/20/30	[3]	13,650,000	10,751,059
1.75%	03/12/29	[3]	42,369,000	35,227,231
CubeSmart LP
2.50%	02/15/32		12,205,000	9,290,706
Extra Space Storage LP
2.20%	10/15/30		1,090,000	846,077
2.35%	03/15/32		58,996,000	44,642,473
2.40%	10/15/31		14,348,000	10,991,423
2.55%	06/01/31		9,740,000	7,591,056
3.88%	12/15/27		10,980,000	10,071,874
3.90%	04/01/29		1,430,000	1,283,952
Public Storage Operating Co.
0.50%	09/09/30		18,680,000	15,168,041

				204,719,437

Transportation — 0.35%
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29		14,547,659	13,196,327
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		73,975,449	64,872,633
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		8,907,740	8,016,640
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		1,725,622	1,725,270
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		22,301,378	22,453,028

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		$6,118	$5,867
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25		10,423,261	9,982,194
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30		26,527,227	23,635,242
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36		66,235,000	64,448,223

				208,335,424

Water — 0.05%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31	[3]	33,425,000	31,428,896

Total Corporates
(Cost $18,345,135,236)				16,463,330,693

FOREIGN GOVERNMENT OBLIGATIONS — 0.66%

Foreign Government Obligations — 0.66%
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30	[3]	22,393,000	19,569,243
6.00%	10/20/33	[3]	20,120,000	19,095,892
Chile Government International Bond
(Chile)
2.55%	01/27/32	[3]	11,129,000	9,025,563
2.55%	07/27/33	[3]	6,810,000	5,254,392
3.50%	01/31/34	[3]	4,300,000	3,562,980
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	5,971,000	4,607,224
3.13%	04/15/31	[3]	8,270,000	6,147,091
4.50%	03/15/29	[3]	7,459,000	6,507,604
8.00%	04/20/33	[3]	1,670,000	1,657,141
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[1,3]	25,047,000	21,279,931
Finance Department Government of Sharjah
(United Arab Emirates)
6.50%	11/23/32	[1,3]	6,705,000	6,686,226
Guatemala Government Bond,
Series REGS
(Guam)
5.25%	08/10/29	[3]	19,100,000	17,661,770
Hungary Government International Bond
(Hungary)
2.13%	09/22/31	[1,3]	17,300,000	12,812,380
Hungary Government International Bond,
Series REGS
(Hungary)
5.25%	06/16/29	[3]	9,550,000	9,145,223

See accompanying Notes to Financial Statements.

183 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[3]	$36,789,000	$29,118,493
3.50%	02/12/34	[3]	14,767,000	11,593,572
4.75%	04/27/32	[3]	2,350,000	2,122,990
4.88%	05/19/33	[3]	10,300,000	9,247,804
6.35%	02/09/35	[3]	2,690,000	2,634,021
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28	[3]	10,500,000	10,249,785
6.75%	10/28/27	[3]	7,800,000	7,950,384
Panama Government International Bond
(Panama)
2.25%	09/29/32	[3]	20,627,000	14,995,829
3.16%	01/23/30	[3]	28,854,000	24,352,776
Paraguay Government International Bond,
Series REGS
(Papua New Guinea)
4.95%	04/28/31	[3]	14,150,000	13,107,145
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30	[1,3]	7,340,000	6,192,758
Peruvian Government International Bond
(Peru)
1.86%	12/01/32	[3]	1,000,000	724,400
2.78%	01/23/31	[3]	27,300,000	22,443,330
2.84%	06/20/30	[3]	12,903,000	10,914,648
Republic of Poland Government International Bond
(Poland)
4.88%	10/04/33	[3]	18,565,000	17,267,306
5.75%	11/16/32	[3]	3,793,000	3,810,808
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28	[3]	1,556,000	1,348,181
4.85%	09/30/29	[3]	9,814,000	8,440,040
5.88%	06/22/30	[3]	5,535,000	4,906,279
5.88%	04/20/32	[3]	10,600,000	9,029,345
Romanian Government International Bond
(Romania)
6.63%	02/17/28	[1,3]	2,840,000	2,883,452
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[3]	26,000,000	20,984,600
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/22/30	[3]	16,040,000	14,073,496

Total Foreign Government Obligations
(Cost $443,411,012)				391,404,102

MORTGAGE-BACKED — 52.55%**

Non-Agency Commercial Mortgage-Backed — 3.91%
1301 Properties Owner LP
2.08%	09/07/25	[4,5]	47,327,027	47,019,401

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Arrow CMBS 2018 DAC,
Series 2018-1, Class A1
(Ireland)
(3-Month Euribor plus 1.10%)
4.92%	05/22/30	[2,3]	$3,938,739	$4,116,606
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38	[1,6]	122,930,000	107,919,202
BFLD Trust,
Series 2020-OBRK, Class A
(CME Term SOFR 1-Month plus 2.16%)
7.50%	11/15/28	[1,2]	65,000,000	64,965,708
BGME Trust,
Series 2021-VR, Class A
3.09%	01/10/43	[1,6]	20,000,000	15,042,650
BGME Trust,
Series 2021-VR, Class B
3.09%	01/10/43	[1,6]	32,137,000	22,189,159
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24	[4,5,6]	87,433,217	82,230,940
BMO Mortgage Trust,
Series 2022-C2, Class A5
4.97%	07/15/54	[6]	21,624,000	20,322,019
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(CME Term SOFR 1-Month plus 1.03%)
6.37%	10/15/36	[1,2]	135,793,838	135,465,573
BX Commercial Mortgage Trust,
Series 2020-VIV4, Class A
2.84%	03/09/44	[1]	180,165,000	146,687,882
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class A
(CME Term SOFR 1-Month plus 2.11%)
7.45%	06/15/27	[1,2]	152,924,000	153,124,893
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class B
(CME Term SOFR 1-Month plus 3.14%)
8.47%	06/15/27	[1,2]	90,170,000	90,179,017
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	42,270,000	35,670,429
BXHPP Trust,
Series 2021-FILM, Class A
(CME Term SOFR 1-Month plus 0.76%)
6.10%	08/15/36	[1,2]	57,000,000	53,778,651
BXHPP Trust,
Series 2021-FILM, Class B
(CME Term SOFR 1-Month plus 1.01%)
6.35%	08/15/36	[1,2]	16,602,000	15,103,594
BXHPP Trust,
Series 2021-FILM, Class C
(CME Term SOFR 1-Month plus 1.21%)
6.55%	08/15/36	[1,2]	15,057,000	13,568,559

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 184

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BXHPP Trust,
Series 2021-FILM, Class D
(CME Term SOFR 1-Month plus 1.61%)
6.95%	08/15/36	[1,2]	$11,500,000	$10,078,130
CALI Mortgage Trust,
Series 2019-101C, Class XA (IO)
0.44%	03/10/39	[1,6]	272,551,000	4,076,831
Capital Funding Mortgage Trust,
Series 2021-M01, Class A
(LIBOR USD 1-Month plus 2.25%)
7.69%	12/19/24	[1,2]	90,174,649	79,132,790
CENT Trust,
Series 2023-CITY, Class A
(CME Term SOFR 1-Month plus 2.62%)
7.95%	09/15/28	[1,2]	88,590,000	88,881,482
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39	[1]	27,645,000	21,981,296
Citigroup Commercial Mortgage Trust,
Series 2020-555, Class A
2.65%	12/10/41	[1]	5,000,000	3,942,693
Citigroup Commercial Mortgage Trust,
Series 2022-GC48, Class A5
4.74%	05/15/54	[6]	26,458,000	24,219,516
Commercial Mortgage Pass-Through Certificates,
Series 2023-BRND, Class A
7.12%	07/10/28	[1,6]	46,000,000	46,132,544
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46		194,199	193,656
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(CME Term SOFR 1-Month plus 1.03%)
6.36%	05/15/36	[1,2]	31,322,075	31,249,074
Credit Suisse Mortgage Capital Trust,
Series 2019-ICE4, Class D
(CME Term SOFR 1-Month plus 1.65%)
6.98%	05/15/36	[1,2]	9,975,183	9,901,965
CSMC 2022-MDR A
7.12%	08/15/25	[6]	85,000,000	84,374,056
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45	[1]	31,135,000	24,586,118
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A
3.14%	12/10/36	[1]	35,000,000	33,452,104
Frost CMBS DAC,
Series 2021-1X, Class EUA
(Ireland)
(3-Month Euribor plus 1.15%)
4.97%	11/20/33	[2,3]	3,023,379	3,045,513
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	84,915,000	71,965,867

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,6]	$81,025,000	$66,678,354
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E
(CME Term SOFR 1-Month plus 2.00%)
7.33%	05/15/36	[1,2]	26,449,000	26,073,316
Last Mile Logistics Pan Euro Finance DAC,
Series 1X, Class A
(Ireland)
(3-Month Euribor plus 0.75%)
4.54%	08/17/33	[2,3]	5,917,625	6,070,145
Last Mile Securities PE 2021 DAC,
Series 2021-1X, Class A1
(Ireland)
(3-Month Euribor plus 0.90%)
4.69%	08/17/31	[2,3]	5,361,896	5,502,372
LoanCore Issuer Ltd.,
Series 2021-CRE5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
6.75%	07/15/36	[1,2,3]	44,185,000	43,284,861
MF1 Ltd.,
Series 2022-FL8, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.35%)
6.68%	02/19/37	[1,2,3]	25,000,000	24,716,485
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40	[1]	8,500,000	6,099,325
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	147,667,000	117,785,039
Project Colt (Acquired 03/08/2022, cost $100,000,000)
7.05%	03/10/27	[4,5,6]	100,000,000	95,880,000
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37	[1]	9,170,000	8,314,450
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/15/32	[1,6]	48,830,000	48,042,880
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43	[1,6]	56,465,000	37,792,510
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,6]	8,710,000	5,780,935
SHOW 2022-BIZ A
Series 2022-BIZ, Class A
(CME Term SOFR 1-Month plus 2.98%)
8.31%	01/15/27	[1,2]	68,000,000	65,033,701
SREIT Trust,
Series 2021-PALM, Class G
(CME Term SOFR 1-Month plus 3.73%)
9.06%	10/15/34	[1,2]	20,000,000	18,872,790

See accompanying Notes to Financial Statements.

185 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Taurus UK DAC,
Series 2021-UK1A, Class A
(Ireland)
(SONIA plus 0.85%)
6.07%	05/17/31	[1,2,3]	$4,765,002	$5,646,308
Taurus UK DAC,
Series 2021-UK1X, Class C
(Ireland)
(SONIA plus 1.65%)
6.87%	05/17/31	[2,3]	975,833	1,118,948
Taurus UK DAC,
Series 2021-UK1X, Class D
(Ireland)
(SONIA plus 2.60%)
7.82%	05/17/31	[2,3]	5,618,732	6,590,528
Taurus UK DAC,
Series 2021-UK1X, Class E
(Ireland)
(SONIA plus 3.65%)
8.87%	05/17/31	[2,3]	5,761,682	6,702,896
Taurus UK DAC,
Series 2021-UK4A, Class A
(Ireland)
(SONIA plus 0.95%)
6.17%	08/17/31	[1,2,3]	10,567,218	12,523,559
Taurus UK DAC,
Series 2021-UK4A, Class B
(Ireland)
(SONIA plus 1.50%)
6.72%	08/17/31	[1,2,3]	1,876,781	2,182,012
Taurus UK DAC,
Series 2021-UK4X, Class A
(Ireland)
(SONIA plus 0.95%)
6.17%	08/17/31	[2,3]	12,058,320	14,333,943
Taurus UK DAC,
Series 2021-UK4X, Class D
(Ireland)
(SONIA plus 2.10%)
7.32%	08/17/31	[2,3]	4,094,599	4,642,629
Taurus UK DAC,
Series 2021-UK5, Class B
(Ireland)
(SONIA plus 1.65%)
6.87%	05/17/31	[2,3]	3,094,000	3,644,599
Westfield Galleria at Roseville
8.40%	03/29/25	[4,5]	141,900,000	139,218,090

				2,317,128,593

Non-Agency Mortgage-Backed — 9.80%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 11/25/23)
7.40%	06/25/32		19,897	19,113

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(CME Term SOFR 1-Month plus 0.33%)
5.65%	02/25/37	[2]	$2,137,364	$2,121,256
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN1, Class A1
(CME Term SOFR 1-Month plus 0.75%)
6.07%	05/25/34	[2]	122,700	108,853
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(CME Term SOFR 1-Month plus 0.41%)
5.73%	06/25/36	[2]	2,353,343	1,681,238
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP2, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.87%	08/25/36	[2]	25,866,340	23,690,324
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP2, Class A1
(CME Term SOFR 1-Month plus 0.49%)
5.81%	06/25/37	[2]	25,915,387	18,691,892
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(CME Term SOFR 1-Month plus 0.65%)
5.97%	01/25/36	[2]	135,518	122,165
Adjustable Rate Mortgage Trust,
Series 2007-3, Class 2A1
6.21%	11/25/37	[1,6]	25,293,072	17,136,277
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 10/25/23)
2.86%	07/25/59	[1]	104,648	97,933
Alternative Loan Trust,
Series 2004-30CB, Class 1A6
5.50%	02/25/35		24,829,272	22,284,033
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		1,968	1,874
Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
6.13%	09/25/35	[2]	269,687	244,973
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
5.63%	02/25/36	[2]	29,519,771	26,636,586
Alternative Loan Trust,
Series 2005-84, Class 1A1
4.02%	02/25/36	[6]	25,493	22,515
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
3.96%	02/25/37	[6]	692,958	594,716
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(CME Term SOFR 1-Month plus 0.31%)
5.63%	03/25/37	[2]	533,839	137,658

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 186

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative Average plus
1.15%)
5.78%	10/25/46	[2]	$31,190,032	$21,755,946
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
5.33%	02/25/47	[2]	44,249,888	17,192,259
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(CME Term SOFR 1-Month plus 0.24%)
5.56%	03/25/47	[2]	24,156,552	21,421,356
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(TSFR6M plus 1.93%)
4.33%	10/25/34	[2]	3,047,984	2,959,865
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W2, Class M1
(CME Term SOFR 1-Month plus 0.85%)
6.17%	10/25/35	[2]	82,594	80,044
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W3, Class M1
(CME Term SOFR 1-Month plus 0.77%)
6.09%	11/25/35	[2]	12,350,675	11,858,083
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(CME Term SOFR 1-Month plus 0.43%)
5.75%	11/25/36	[2]	39,947,319	16,017,788
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(CME Term SOFR 1-Month plus 0.86%)
6.18%	06/25/37	[2]	20,647,860	15,687,294
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(CME Term SOFR 1-Month plus 1.11%)
6.43%	06/25/37	[2]	15,083,985	11,457,301
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE6, Class A5
(CME Term SOFR 1-Month plus 0.57%)
5.89%	11/25/36	[2]	12,848,932	12,234,259
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		10,415	10,114
Banc of America Funding Trust,
Series 2006-D, Class 3A1
4.39%	05/20/36	[6]	2,467,291	2,198,383
Banc of America Funding Trust,
Series 2006-E, Class 2A1
4.93%	06/20/36	[6]	28,779	25,836
Banc of America Funding Trust,
Series 2006-H, Class 3A1
4.72%	09/20/46	[6]	589,412	482,924

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
5.27%	07/25/34	[6]	$17,110	$15,517
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
4.43%	04/25/35	[6]	79,415	80,101
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37		328,611	257,220
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37		143,198	112,180
BCAP LLC Trust,
Series 2007-AA2, Class 2A5
6.00%	04/25/37		214,992	100,783
BCAP LLC Trust,
Series 2007-AA5, Class A1
(CME Term SOFR 1-Month plus 1.41%)
6.73%	09/25/47	[2]	11,998,149	9,961,612
Bear Stearns ALT-A Trust,
Series 2005-4, Class 22A2
4.09%	05/25/35	[6]	7,345	6,495
Bear Stearns ALT-A Trust,
Series 2006-4, Class 32A1
4.18%	07/25/36	[6]	1,291,165	630,309
Bear Stearns ARM Trust,
Series 2004-1, Class 13A2
4.02%	04/25/34	[6]	4,016	3,767
Bear Stearns ARM Trust,
Series 2004-10, Class 14A1
3.80%	01/25/35	[6]	1,645,642	1,557,427
Bear Stearns ARM Trust,
Series 2006-4, Class 2A1
4.10%	10/25/36	[6]	190,136	167,941
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC5, Class 2A3
(CME Term SOFR 1-Month plus 0.36%)
5.68%	08/25/20	[2]	897,817	452,389
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		88,728	87,084
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE9, Class 3A
(CME Term SOFR 1-Month plus 0.39%)
5.71%	11/25/36	[2]	3,054,295	2,935,879
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-AC1, Class A3 (STEP-reset date 11/25/23)
6.55%	02/25/37		23,921,539	20,156,487
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP-reset date 11/25/23)
5.50%	01/25/34		419,930	344,222
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP-reset date 11/25/23)
5.75%	01/25/34		378,595	310,266

See accompanying Notes to Financial Statements.

187 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(CME Term SOFR 1-Month plus 0.29%)
5.61%	10/25/36	[2]	$925,826	$776,437
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1
(CME Term SOFR 1-Month plus 0.27%)
5.59%	12/25/46	[2]	12,938,600	11,241,026
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(CME Term SOFR 1-Month plus 0.45%)
5.77%	06/25/47	[2]	2,042,842	1,765,575
Carrington Mortgage Loan Trust,
Series 2006-NC3, Class A4
(CME Term SOFR 1-Month plus 0.35%)
5.67%	08/25/36	[2]	46,429,000	36,390,591
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.64%)
5.96%	02/25/36	[2]	37,874	36,997
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A4
(CME Term SOFR 1-Month plus 0.33%)
5.65%	10/25/36	[2]	22,415,000	18,638,810
Chase Funding Trust,
Series 2003-5, Class 2A2
(CME Term SOFR 1-Month plus 0.71%)
6.03%	07/25/33	[2]	3,059	2,885
Chase Funding Trust,
Series 2004-2, Class 2A2
(CME Term SOFR 1-Month plus 0.61%)
5.93%	02/26/35	[2]	4,751	4,491
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
4.23%	09/25/36	[6]	362,439	323,987
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21		1,314,437	416,328
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
4.92%	06/25/35	[6]	661,108	642,143
ChaseFlex Trust,
Series 2005-2, Class 4A2
5.50%	06/25/36		290,121	150,950
ChaseFlex Trust,
Series 2006-2, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
4.28%	09/25/36	[2]	4,388,376	3,537,395
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58	[1,6]	143,944,787	123,663,355
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58	[1,6]	88,577,051	78,172,654

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2019-R4, Class A1
3.00%	10/25/59	[1,6]	$86,212,807	$77,348,648
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59	[1,6]	130,757,064	107,460,627
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60	[1,6]	104,566,527	96,046,206
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60	[1,6]	117,808,103	99,509,312
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61	[1,6]	202,266,196	171,032,655
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56	[1,6]	75,577,179	65,341,535
CIM Trust,
Series 2021-R2, Class A2
2.50%	01/25/57	[1,6]	69,603,043	60,202,003
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,6]	244,940,910	210,335,119
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61	[1,6]	186,310,253	158,491,077
CIM Trust,
Series 2021-R5, Class A1
2.00%	08/25/61	[1,6]	40,142,328	30,758,417
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61	[1,6]	161,539,900	129,727,492
CIM Trust,
Series 2022-I1, Class A1
4.35%	02/25/67	[1,6]	40,340,292	38,451,039
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 11/25/23)
5.00%	07/25/62	[1]	86,462,107	80,522,835
CIM Trust,
Series 2023-R1, Class A1A
5.40%	04/25/62	[1,6]	292,541,513	273,408,011
CIM Trust,
Series 2023-R3, Class A1
4.50%	01/25/63	[1,6]	42,113,679	37,282,112
CIM Trust,
Series 2023-R3, Class A1A
4.50%	01/25/63	[1,6]	230,891,159	207,361,272
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(CME Term SOFR 1-Month plus 1.46%)
6.78%	10/25/37	[1,2]	2,076,098	2,075,305
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35		75,848	69,926

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 188

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5 (STEP-reset date 11/25/23)
4.90%	03/25/37		$159,908	$157,235
Citigroup Mortgage Loan Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.37%)
5.69%	11/25/35	[2]	94,003	76,438
Citigroup Mortgage Loan Trust,
Series 2006-AR2, Class 1A1
4.44%	03/25/36	[6]	6,443,559	4,854,779
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
4.19%	06/25/36	[6]	840,641	770,150
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
(CME Term SOFR 1-Month plus 0.55%)
5.87%	08/25/36	[2]	23,428	23,335
Citigroup Mortgage Loan Trust,
Series 2006-WF2, Class A1 (STEP-reset date 11/25/23)
7.25%	05/25/36		29,447,120	15,003,817
Citigroup Mortgage Loan Trust,
Series 2007-6, Class 1A4A
3.51%	03/25/37	[6]	136,721	118,630
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A1A
4.26%	04/25/37	[6]	49,432	42,419
Citigroup Mortgage Loan Trust,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
4.59%	02/20/36	[1,2]	5,549,609	4,480,855
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
4.86%	10/25/35	[6]	325,093	268,133
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36	[6]	121,513	107,160
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(CME Term SOFR 1-Month plus 0.91%)
6.23%	10/25/47	[2]	6,636,785	5,915,706
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2001-HYB1, Class 1A1
5.26%	06/19/31	[6]	5,782	5,477
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
5.37%	08/25/34	[6]	560,183	498,538
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A1
(CME Term SOFR 1-Month plus 0.77%)
6.09%	02/25/35	[2]	60,981	57,178
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-7, Class 2A1
4.60%	06/25/34	[6]	41,449	38,657
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB3, Class 1A
4.89%	06/20/34	[6]	8,607	8,199

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB4, Class 2A1
5.19%	09/20/34	[6]	$466,275	$426,765
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-11, Class 1A2
4.49%	04/25/35	[6]	459,063	382,699
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.71%)
6.03%	05/25/35	[2]	2,166,867	1,765,106
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5, Class 1A1
4.71%	09/25/47	[6]	475,763	360,412
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HYB1, Class 1A1
3.66%	03/25/37	[6]	906,524	721,489
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A4
4.83%	08/25/33	[6]	5,387	5,163
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-6, Class 8A1
4.50%	07/25/20		2,694	2,316
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-1, Class 2A1
6.50%	02/25/34		12,993	12,731
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-AR5, Class 6A1
4.97%	06/25/34	[6]	42,629	41,253
Credit Suisse Mortgage Capital Certificates,
Series 2021-RP11, Class CERT
3.78%	10/27/61	[1]	9,473,328	6,880,877
Credit Suisse Mortgage Capital Certificates,
Series 2022-RPL1, Class CERT
4.23%	04/25/61	[1]	9,709,108	7,523,713
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(CME Term SOFR 1-Month plus 0.81%)
6.00%	03/25/36	[2]	3,060,316	980,739
Credit Suisse Mortgage Capital Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37		1,071,621	565,191
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(CME Term SOFR 1-Month plus 0.31%)
5.71%	11/27/46	[1,2]	1,554,063	1,521,164
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.51%	02/25/60	[1,6]	15,665,725	15,740,831
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM6, Class A1
1.17%	07/25/66	[1,6]	6,937,251	5,354,223
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class PT
3.78%	10/25/61	[1,6]	225,517,635	162,221,826

See accompanying Notes to Financial Statements.

189 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class SA (IO)
0.00%	10/25/61	[1,4,5,6]	$202,581	$195,330
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class PT
4.56%	04/25/61	[1,6]	233,177,150	183,049,799
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class SA (IO)
0.00%	04/25/61	[1,4,5,6]	643,595	617,918
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 11/25/23)
3.95%	01/25/33		5,457	4,961
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.71%	10/25/36	[2]	34,508,491	24,163,677
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB8, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.71%	10/25/36	[2]	8,778,182	7,668,584
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A3
(CME Term SOFR 1-Month plus 0.41%)
5.73%	11/25/36	[2]	22,457,020	9,934,137
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF4 (STEP-reset date 11/25/23)
3.16%	01/25/37		6,054,615	1,712,574
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF5 (STEP-reset date 11/25/23)
3.16%	01/25/37		11,378,063	3,220,818
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A2
(CME Term SOFR 1-Month plus 0.28%)
3.06%	04/25/37	[2]	20,080,225	12,196,130
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/23)
3.54%	02/25/37		23,929,520	14,300,271
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2D (STEP-reset date 11/25/23)
3.54%	02/25/37		17,519,971	10,482,053
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2E (STEP-reset date 11/25/23)
3.54%	02/25/37		3,185,980	1,904,448
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP-reset date 11/25/23)
6.28%	12/25/36		5,268,016	239,758
Deephaven Residential Mortgage Trust,
Series 2021-4, Class A1
1.93%	11/25/66	[1,6]	22,952,786	19,153,572
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR3, Class A1
(CME Term SOFR 1-Month plus 0.49%)
5.81%	08/25/36	[2]	1,848,356	1,642,666

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A1
(CME Term SOFR 1-Month plus 0.37%)
5.69%	12/25/36	[2]	$1,400,003	$468,110
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A2
(CME Term SOFR 1-Month plus 0.49%)
5.81%	12/25/36	[2]	25,696,837	8,254,797
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR6, Class A6
(CME Term SOFR 1-Month plus 0.49%)
5.81%	02/25/37	[2]	343,808	291,718
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-3, Class 1A1
(CME Term SOFR 1-Month plus 1.81%)
7.14%	10/25/47	[2]	18,609,444	13,808,697
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-AR3, Class 2A4
(CME Term SOFR 1-Month plus 0.81%)
6.13%	06/25/37	[2]	16,705,638	14,124,488
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
(CME Term SOFR 1-Month plus 0.25%)
5.57%	07/25/47	[2]	27,175,011	24,653,713
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2005-6, Class 1A7
5.50%	12/25/35		233,429	196,444
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
3.50%	02/25/36	[6]	501,334	335,255
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(CME Term SOFR 1-Month plus 0.83%)
6.16%	01/19/45	[2]	1,084,789	856,529
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(CME Term SOFR 1-Month plus 0.61%)
5.94%	02/19/45	[2]	61,043	59,877
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(CME Term SOFR 1-Month plus 0.59%)
5.92%	07/19/45	[2]	63,485	57,685
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(CME Term SOFR 1-Month plus 0.31%)
5.64%	10/19/36	[2]	13,291,105	9,029,757
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(CME Term SOFR 1-Month plus 0.25%)
5.58%	03/19/37	[2]	5,330,309	4,259,455
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33	[6]	6,489	6,078
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP-reset date 11/25/23)
5.30%	11/25/32		30,025	29,168

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 190

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2019-R07, Class 1B1
(SOFR30A plus 3.51%)
8.83%	10/25/39	[1,2]	$12,100,000	$12,220,402
Fannie Mae Connecticut Avenue Securities,
Series 2020-R01, Class 1B1
(SOFR30A plus 3.36%)
8.68%	01/25/40	[1,2]	13,389,636	13,303,795
Fannie Mae Connecticut Avenue Securities,
Series 2020-R02, Class 2B1
(SOFR30A plus 3.11%)
8.43%	01/25/40	[1,2]	22,901,543	22,950,784
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B1
(SOFR30A plus 3.10%)
8.41%	10/25/41	[1,2]	29,460,000	29,553,860
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B2
(SOFR30A plus 6.00%)
11.31%	10/25/41	[1,2]	2,060,000	2,082,448
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1B1
(SOFR30A plus 3.15%)
8.46%	12/25/41	[1,2]	27,469,000	27,432,061
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1M2
(SOFR30A plus 1.90%)
7.21%	12/25/41	[1,2]	28,907,099	28,416,387
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.75%	10/25/36	[2]	9,323,618	6,026,359
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(CME Term SOFR 1-Month plus 0.59%)
5.91%	10/25/36	[2]	587,925	380,091
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(CME Term SOFR 1-Month plus 0.22%)
5.65%	12/25/37	[2]	4,780,763	4,111,251
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(CME Term SOFR 1-Month plus 0.27%)
5.75%	12/25/37	[2]	13,147,528	11,306,165
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(CME Term SOFR 1-Month plus 0.32%)
5.85%	12/25/37	[2]	9,528,900	8,194,235
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(CME Term SOFR 1-Month plus 0.41%)
5.73%	04/25/36	[2]	5,446,192	5,428,065
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(CME Term SOFR 1-Month plus 0.57%)
5.89%	07/25/36	[2]	18,422,677	17,770,844

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(CME Term SOFR 1-Month plus 0.39%)
5.71%	01/25/38	[2]	$51,137,177	$26,262,801
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.71%	03/25/37	[2]	46,147,346	23,783,256
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
5.63%	03/25/37	[2]	20,421,048	10,029,067
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(CME Term SOFR 1-Month plus 0.41%)
5.73%	03/25/37	[2]	11,707,060	5,752,917
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.87%	03/25/37	[2]	34,630,829	17,025,250
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA2, Class 1A1
6.16%	08/25/34	[6]	2,577,160	2,476,695
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
6.06%	09/25/34	[6]	7,247	6,804
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA4, Class A1
5.67%	10/25/34	[6]	419,653	410,334
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
5.51%	12/25/35	[6]	6,875,670	5,691,552
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
5.50%	02/25/36	[6]	6,706,457	4,462,123
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA4, Class 2A1
5.17%	06/25/35	[6]	7,382,334	6,606,662
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
6.06%	09/25/35	[6]	5,308,573	4,592,791
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
6.09%	10/25/35	[6]	7,834,359	4,990,887
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
5.56%	11/25/35	[6]	7,175,150	6,046,956
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
4.15%	12/25/34	[6]	67,806	63,512
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
4.09%	01/25/37	[6]	41,017	22,424
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
4.63%	11/25/37	[6]	71,406	32,966

See accompanying Notes to Financial Statements.

191 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2020-DNA1, Class B1
(SOFR30A plus 2.41%)
7.73%	01/25/50	[1,2]	$8,000,000	$8,045,502
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2020-DNA2, Class B1
(SOFR30A plus 2.61%)
7.93%	02/25/50	[1,2]	31,102,000	31,264,222
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA3, Class M2
(SOFR30A plus 2.10%)
7.41%	10/25/33	[1,2]	30,022,000	30,081,781
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA5, Class B1
(SOFR30A plus 3.05%)
8.36%	01/25/34	[1,2]	12,005,000	12,065,068
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA6, Class B1
(SOFR30A plus 3.40%)
8.71%	10/25/41	[1,2]	30,000,000	30,059,621
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
7.56%	08/25/33	[1,2]	11,699,126	11,633,605
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA3, Class M2
(SOFR30A plus 2.10%)
7.41%	09/25/41	[1,2]	22,095,000	21,482,681
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA4, Class M2
(SOFR30A plus 2.35%)
7.66%	12/25/41	[1,2]	10,000,000	9,726,065
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA2, Class M1B
(SOFR30A plus 2.40%)
7.71%	02/25/42	[1,2]	22,000,000	22,129,806
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA3, Class M1B
(SOFR30A plus 2.90%)
8.21%	04/25/42	[1,2]	7,000,000	7,167,585
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(CME Term SOFR 1-Month plus 0.55%)
4.04%	06/25/30	[2]	8,210	7,506
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
3.92%	11/19/35	[6]	179,667	155,224
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
0.00%	05/19/36	[6]	1,541,318	805,468
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(CME Term SOFR 1-Month plus 0.31%)
5.63%	10/25/45	[2]	10,384,301	9,704,643

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GreenPoint Mortgage Funding Trust,
Series 2006-OH1, Class A1
(CME Term SOFR 1-Month plus 0.47%)
5.79%	01/25/37	[2]	$9,400,557	$8,212,538
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ2, Class A4
2.50%	06/25/52	[1,6]	57,762,386	43,987,408
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ4, Class A4
2.50%	09/25/52	[1,6]	65,996,970	50,258,237
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57	[1]	17,611,991	16,720,067
GS Mortgage-Backed Securities Trust,
Series 2021-PJ9, Class A2
2.50%	02/26/52	[1,6]	8,563,759	6,532,208
GS Mortgage-Backed Securities Trust,
Series 2022-PJ5, Class A4
2.50%	10/25/52	[1,6]	74,521,388	56,097,719
GS Mortgage-Backed Securities Trust,
Series 2022-PJ6, Class A3
2.50%	01/25/53	[1,6]	98,832,756	75,263,456
GS Mortgage-Backed Securities Trust,
Series 2023-PJ1, Class A3
3.00%	02/25/53	[1,6]	96,666,941	76,627,275
GSAA Home Equity Trust,
Series 2005-11, Class 2A2
(CME Term SOFR 1-Month plus 0.75%)
6.07%	10/25/35	[2]	64,720	63,264
GSAA Home Equity Trust,
Series 2005-11, Class 3A2
(CME Term SOFR 1-Month plus 0.75%)
6.07%	10/25/35	[2]	19,348	19,255
GSAA Home Equity Trust,
Series 2005-6, Class M1
(CME Term SOFR 1-Month plus 0.76%)
6.08%	06/25/35	[2]	36,370	35,929
GSAMP Trust,
Series 2005-AHL2, Class A2D
(CME Term SOFR 1-Month plus 0.81%)
6.13%	12/25/35	[2]	17,038,281	15,760,545
GSAMP Trust,
Series 2007-HE2, Class A1
(CME Term SOFR 1-Month plus 0.35%)
5.67%	03/25/47	[2]	63,226,372	52,646,020
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1B
(CME Term SOFR 1-Month plus 0.39%)
5.71%	01/26/37	[1,2]	14,308,048	13,005,030
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
4.94%	08/25/34	[6]	1,757	1,600
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
4.56%	08/25/34	[6]	39,434	39,134

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 192

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
4.63%	10/25/35	[6]	$1,741,341	$944,024
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
5.48%	09/25/35	[6]	42,108	39,102
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
4.25%	05/25/37	[6]	1,176,417	692,122
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
5.33%	04/19/34	[6]	3,289	3,100
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(CME Term SOFR 1-Month plus 0.79%)
6.12%	01/19/35	[2]	158,809	144,896
HarborView Mortgage Loan Trust,
Series 2004-3, Class 1A
4.28%	05/19/34	[6]	30,124	28,759
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
4.63%	06/19/34	[6]	1,216	1,143
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(CME Term SOFR 1-Month plus 0.59%)
5.92%	06/19/35	[2]	142,996	134,976
HarborView Mortgage Loan Trust,
Series 2006-1, Class 2A1A
(CME Term SOFR 1-Month plus 0.59%)
5.92%	03/19/36	[2]	10,238,605	8,868,735
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(CME Term SOFR 1-Month plus 0.31%)
5.64%	11/19/36	[2]	49,667,018	38,877,236
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(CME Term SOFR 1-Month plus 0.47%)
5.80%	05/19/46	[2]	29,010,155	14,649,673
HarborView Mortgage Loan Trust,
Series 2006-5, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.91%)
5.54%	07/19/47	[2]	33,872,900	13,335,387
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	09/19/46	[2]	50,961,970	43,306,213
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(CME Term SOFR 1-Month plus 2.11%)
6.43%	10/25/37	[2]	16,105,327	12,278,621
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(CME Term SOFR 1-Month plus 2.11%)
6.43%	10/25/37	[2]	12,403,309	11,360,450

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(CME Term SOFR 1-Month plus 0.39%)
5.71%	10/25/36	[2]	$51,566,940	$16,467,469
Impac CMB Trust,
Series 2004-8, Class 2A1
(CME Term SOFR 1-Month plus 0.81%)
6.13%	10/25/34	[2]	60,983	60,385
Impac CMB Trust,
Series 2005-1, Class 1A1
(CME Term SOFR 1-Month plus 0.63%)
5.95%	04/25/35	[2]	1,548,362	1,443,155
Impac Secured Assets Trust,
Series 2006-3, Class A1
(CME Term SOFR 1-Month plus 0.45%)
5.77%	11/25/36	[2]	3,837,419	3,399,343
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(CME Term SOFR 1-Month plus 0.65%)
5.97%	02/25/37	[2]	6,467,718	5,731,105
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(CME Term SOFR 1-Month plus 0.61%)
5.93%	05/25/37	[2]	30,232,881	23,441,902
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
4.44%	08/25/34	[6]	588,411	551,321
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(CME Term SOFR 1-Month plus 0.97%)
6.29%	09/25/34	[2]	35,144	31,392
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
3.94%	03/25/35	[6]	36,326	35,683
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.50%	10/25/35	[6]	17,060,177	13,643,442
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(CME Term SOFR 1-Month plus 0.59%)
5.91%	04/25/35	[2]	340,353	277,021
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.81%	08/25/36	[6]	10,450,060	7,396,802
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(CME Term SOFR 1-Month plus 0.51%)
5.83%	10/25/36	[2]	11,075,501	9,300,914
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(CME Term SOFR 1-Month plus 0.51%)
5.83%	01/25/37	[2]	26,717,952	23,748,236
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
3.38%	05/25/36	[6]	2,549,680	2,125,334

See accompanying Notes to Financial Statements.

193 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
3.54%	05/25/36	[6]	$17,853,001	$12,341,948
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.55%	03/25/37	[6]	304,479	254,764
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.09%	06/25/37	[6]	2,287,597	2,045,926
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.31%	11/25/37	[6]	1,470,230	1,217,301
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		13,566	13,449
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
4.04%	05/25/36	[6]	3,927,909	2,244,510
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A (STEP-reset date 11/25/23)
6.33%	07/25/36		28,194,781	7,567,581
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6 (STEP-reset date 11/25/23)
6.50%	07/25/36		3,931,694	1,131,130
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A5
(CME Term SOFR 1-Month plus 0.37%)
5.69%	06/25/37	[2]	15,208	15,156
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(CME Term SOFR 1-Month plus 0.21%)
4.14%	03/25/47	[2]	102,716	67,099
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2 (STEP-reset date 11/25/23)
4.28%	03/25/47		6,719,479	4,261,271
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3 (STEP-reset date 11/25/23)
4.28%	05/25/35		5,655,262	3,586,336
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4 (STEP-reset date 11/25/23)
4.28%	03/25/47		2,570,574	1,630,110
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(CME Term SOFR 1-Month plus 0.39%)
5.71%	03/25/47	[2]	240,000	215,518
JPMorgan Mortgage Trust,
Series 2003-A2, Class 2A3
3.97%	11/25/33	[6]	41,312	38,732
JPMorgan Mortgage Trust,
Series 2004-A4, Class 1A3
5.95%	09/25/34	[6]	104,645	96,295
JPMorgan Mortgage Trust,
Series 2005-A5, Class TA1
5.30%	08/25/35	[6]	51,550	47,851

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2005-S2, Class 4A3
5.50%	09/25/20		$1,603,731	$983,160
JPMorgan Mortgage Trust,
Series 2006-A2, Class 5A3
5.10%	11/25/33	[6]	1,226	1,196
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
3.85%	05/25/36	[6]	447,308	377,336
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A3
3.93%	05/25/36	[6]	289,269	234,992
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
4.42%	06/25/36	[6]	263,153	191,135
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A4
4.42%	06/25/36	[6]	848,322	618,607
JPMorgan Mortgage Trust,
Series 2006-A5, Class 2A4
4.80%	08/25/36	[6]	227,876	186,110
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
4.19%	07/25/35	[6]	540,446	525,945
JPMorgan Mortgage Trust,
Series 2007-A3, Class 2A3
4.34%	05/25/37	[6]	1,219,777	996,463
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
4.19%	05/25/37	[6]	208,993	177,102
JPMorgan Mortgage Trust,
Series 2007-A4, Class 1A1
4.14%	06/25/37	[6]	1,631,883	1,284,528
JPMorgan Mortgage Trust,
Series 2007-A4, Class 2A3
4.40%	06/25/37	[6]	230,594	181,189
JPMorgan Mortgage Trust,
Series 2021-13, Class A3A
2.00%	04/25/52	[1,6]	47,262,432	35,341,075
JPMorgan Mortgage Trust,
Series 2021-14, Class A3A
2.00%	05/25/52	[1,6]	36,359,279	27,198,660
JPMorgan Mortgage Trust,
Series 2021-INV8, Class A2
3.00%	05/25/52	[1,6]	42,535,933	33,867,574
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A2
(CME Term SOFR 1-Month plus 0.31%)
5.63%	06/25/37	[1,2]	171,224	108,574
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(CME Term SOFR 1-Month plus 0.41%)
5.73%	11/25/35	[2]	1,335,503	1,309,005

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 194

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Lehman XS Trust,
Series 2005-7N, Class 1A1A
(CME Term SOFR 1-Month plus 0.65%)
5.97%	12/25/35	[2]	$245,653	$217,183
Lehman XS Trust,
Series 2006-12N, Class A31A
(CME Term SOFR 1-Month plus 0.51%)
5.83%	08/25/46	[2]	7,329,018	7,111,098
Lehman XS Trust,
Series 2006-14N, Class 3A2
(CME Term SOFR 1-Month plus 0.35%)
5.67%	08/25/36	[2]	23,395	23,667
Lehman XS Trust,
Series 2006-5, Class 1A1A
(CME Term SOFR 1-Month plus 0.53%)
5.85%	04/25/36	[2]	18,111,559	14,820,947
Lehman XS Trust,
Series 2006-8, Class 1A1A
(CME Term SOFR 1-Month plus 0.27%)
4.74%	06/25/36	[2]	22,994,923	20,371,970
Lehman XS Trust,
Series 2007-4N, Class 1A3
(CME Term SOFR 1-Month plus 0.59%)
5.91%	03/25/47	[2]	14,985,088	12,738,435
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(CME Term SOFR 1-Month plus 1.01%)
6.33%	10/25/34	[2]	59,280	56,457
Luminent Mortgage Trust,
Series 2006-5, Class A1A
(CME Term SOFR 1-Month plus 0.49%)
5.81%	07/25/36	[2]	26,602,348	17,403,615
Luminent Mortgage Trust,
Series 2006-6, Class A1
(CME Term SOFR 1-Month plus 0.51%)
5.83%	10/25/46	[2]	9,101,486	7,918,060
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.81%	01/25/34	[6]	10,393	9,936
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
4.60%	11/25/33	[6]	256,122	240,302
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
5.39%	11/21/34	[6]	1,566,014	1,467,374
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
4.45%	09/25/34	[6]	1,201,152	1,129,470
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
4.43%	05/25/36	[6]	5,340,571	2,274,274
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I1A
(CME Term SOFR 1-Month plus 0.50%)
5.82%	01/25/47	[2]	80,986,116	33,302,390

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(CME Term SOFR 1-Month plus 0.41%)
5.73%	11/25/36	[2]	$12,346,496	$3,999,426
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(CME Term SOFR 1-Month plus 0.53%)
5.85%	11/25/36	[2]	3,429,582	1,053,407
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(CME Term SOFR 1-Month plus 0.32%)
5.64%	05/25/37	[2]	13,783,740	12,962,408
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
5.73%	10/25/32	[6]	7,212	6,933
Mellon Residential Funding Corp. Mortgage Pass-Through
Certificates,
Series 2001-TBC1, Class A1
(CME Term SOFR 1-Month plus 0.81%)
6.15%	11/15/31	[2]	447,959	423,652
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.71%	04/25/37	[2]	127,988,428	54,736,133
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2B
(CME Term SOFR 1-Month plus 0.45%)
5.77%	04/25/37	[2]	25,901,148	10,004,546
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(CME Term SOFR 1-Month plus 0.61%)
5.93%	04/25/37	[2]	54,258,810	21,063,910
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C
(CME Term SOFR 1-Month plus 0.59%)
5.91%	05/25/37	[2]	26,471,883	20,458,775
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2D
(CME Term SOFR 1-Month plus 0.75%)
6.07%	05/25/37	[2]	13,072,965	10,200,013
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(CME Term SOFR 1-Month plus 0.47%)
5.79%	06/25/37	[2]	9,766,954	9,019,108
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(CME Term SOFR 1-Month plus 0.61%)
5.93%	06/25/37	[2]	14,556,140	13,445,462
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A2
(CME Term SOFR 1-Month plus 0.35%)
5.67%	07/25/37	[2]	22,309,653	18,353,169
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A3
(CME Term SOFR 1-Month plus 0.43%)
5.75%	07/25/37	[2]	16,353,530	13,476,019

See accompanying Notes to Financial Statements.

195 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
5.27%	10/25/33	[6]	$135,769	$131,804
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
4.76%	08/25/34	[6]	640,658	582,098
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(CME Term SOFR 1-Month plus 0.53%)
5.85%	02/25/36	[2]	4,309	3,987
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B (STEP-reset date 11/25/23)
3.91%	03/25/37		27,102,889	5,832,436
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D (STEP-reset date 11/25/23)
3.91%	03/25/37		21,212,499	4,564,508
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
7.79%	08/25/36	[2]	1,601,467	1,394,771
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		5,220,270	5,102,083
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	5,705,920	5,506,342
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		94,067	90,881
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.75%	01/25/35	[2]	62,250	56,870
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
5.18%	09/25/34	[6]	327,318	310,709
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(CME Term SOFR 1-Month plus 0.37%)
5.69%	04/25/35	[2]	641,931	626,480
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[6]	661,465	187,438
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(CME Term SOFR 1-Month plus 0.35%)
5.67%	04/25/37	[2]	4,097,619	1,128,601
Mortgage Funding PLC,
Series 2008-1, Class A3
(United Kingdom)
(SONIA plus 1.22%)
6.44%	03/13/46	[2,3]	9,900,000	11,827,856

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MortgageIT Trust,
Series 2005-1, Class 1A1
(CME Term SOFR 1-Month plus 0.75%)
6.07%	02/25/35	[2]	$1,683,928	$1,612,533
MortgageIT Trust,
Series 2005-4, Class A1
(CME Term SOFR 1-Month plus 0.67%)
5.99%	10/25/35	[2]	1,776,977	1,750,752
MortgageIT Trust,
Series 2005-5, Class A1
(CME Term SOFR 1-Month plus 0.63%)
5.95%	12/25/35	[2]	338,293	322,155
Nationstar Home Equity Loan Trust,
Series 2007-A, Class AV4
(CME Term SOFR 1-Month plus 0.34%)
5.66%	03/25/37	[2]	7,583	7,569
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(CME Term SOFR 1-Month plus 0.36%)
5.68%	06/25/37	[2]	4,255,930	4,004,216
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(CME Term SOFR 1-Month plus 0.79%)
6.11%	03/25/35	[2]	106,494	106,267
NLT Trust,
Series 2021-INV3, Class PT
0.00%	11/25/56	[1,6]	164,223,028	147,141,830
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 11/25/23)
6.00%	07/25/59	[1]	40,258,532	39,390,566
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29	[6]	20,571,005	4,690,391
Onslow Bay Mortgage Loan Trust,
Series 2021-NQM4, Class A1
1.96%	10/25/61	[1,6]	5,012,279	3,936,657
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.71%	05/25/37	[2]	5,538,943	5,300,913
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(CME Term SOFR 1-Month plus 0.59%)
5.91%	05/25/37	[2]	14,919,627	11,392,591
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP-reset date 11/25/23)
3.36%	01/25/36		18,274,855	15,836,271
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(CME Term SOFR 1-Month plus 0.37%)
5.69%	11/25/36	[2]	2,697	2,685
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(CME Term SOFR 1-Month plus 0.42%)
5.74%	06/25/47	[2]	20,421,335	18,148,851

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 196

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Popular ABS, Inc.,
Series 1998-1, Class A2 (STEP-reset date 11/25/23)
7.48%	11/25/29		$45,359	$42,211
PRET LLC,
Series 2022-RN2, Class A1 (STEP-reset date 10/25/23)
5.00%	06/25/52	[1]	199,765,736	190,672,540
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A1
5.00%	08/25/52	[1,6]	220,191,303	210,349,126
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 10/25/23)
5.56%	06/25/27	[1]	31,246,415	30,661,317
PRPM LLC,
Series 2022-4, Class A1 (STEP-reset date 10/25/23)
5.00%	08/25/27	[1]	75,162,381	72,980,673
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
5.26%	12/25/35	[6]	3,459,464	1,611,119
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
4.23%	04/25/35	[6]	27,028	26,723
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
4.40%	07/25/35	[6]	2,038,359	1,521,782
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
5.63%	01/25/46	[2]	3,449,833	2,796,205
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
5.02%	01/25/36	[6]	96,540	73,071
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
5.04%	01/25/36	[6]	8,040,831	5,801,744
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(CME Term SOFR 1-Month plus 0.48%)
5.80%	08/25/36	[2]	13,396,669	12,157,164
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.55%	08/25/36	[4,5,6]	12,792,905	223,798
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(CME Term SOFR 1-Month plus 0.49%)
5.81%	09/25/36	[2]	127,254	94,052
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.48%	02/25/36	[4,5,6]	45,983,324	599,586
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.71%	06/25/36	[4,5,6]	20,729,563	347,173
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.79%	08/25/36	[4,5,6]	51,150,684	1,126,059

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2A4
(CME Term SOFR 1-Month plus 0.66%)
5.98%	01/25/37	[2]	$9,580,256	$6,414,439
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.48%	09/25/37	[4,5,6]	39,696,735	715,105
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.36%	03/25/37	[4,5,6]	25,142,874	276,680
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.28%	03/25/37	[4,5,6]	27,120,332	225,899
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[4,5,6]	58,288,748	494,971
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37	[4,5,6]	21,982,588	226,992
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.43%	06/25/37	[4,5,6]	52,622,452	771,337
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31		12,685	6,071
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(CME Term SOFR 1-Month plus 0.44%)
5.93%	04/25/36	[2]	257,327	251,812
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
4.91%	12/25/34	[6]	152,988	147,190
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.71%	12/25/34	[6]	10,632	9,500
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
5.73%	12/25/34	[6]	247,453	233,985
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36		1,559,586	1,216,698
Residential Funding Mortgage Securities Trust,
Series 2005-SA5, Class 1A
3.90%	11/25/35	[6]	2,081,221	1,274,293
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 3A1
5.43%	09/25/36	[6]	128,901	113,418
Residential Funding Mortgage Securities Trust,
Series 2006-SA4, Class 2A1
5.34%	11/25/36	[6]	32,628	27,794
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 2A2
4.57%	04/25/37	[6]	780,761	598,834
Saxon Asset Securities Trust,
Series 2001-2, Class AF6 (STEP-reset date 11/25/23)
6.81%	06/25/16		6	9

See accompanying Notes to Financial Statements.

197 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(CME Term SOFR 1-Month plus 0.35%)
5.67%	05/25/47	[2]	$154,595	$111,021
Saxon Asset Securities Trust,
Series 2007-3, Class 2A3
(CME Term SOFR 1-Month plus 0.51%)
5.83%	09/25/47	[2]	22,774,153	20,164,795
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 11/25/23)
2.85%	01/25/36		5,521,515	4,436,813
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB5, Class A3
(CME Term SOFR 1-Month plus 0.39%)
5.71%	06/25/36	[2]	198,262	127,538
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2A
(CME Term SOFR 1-Month plus 0.33%)
5.65%	02/25/37	[2]	5,192,974	2,308,477
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2B
(CME Term SOFR 1-Month plus 0.65%)
5.97%	02/25/37	[2]	25,706,848	11,451,827
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(CME Term SOFR 1-Month plus 0.57%)
5.89%	02/25/37	[2]	33,696,915	14,300,405
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
(CME Term SOFR 1-Month plus 0.24%)
5.56%	05/25/37	[2]	11,378,955	8,602,453
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2C
(CME Term SOFR 1-Month plus 0.46%)
5.78%	05/25/37	[2]	8,581,909	6,487,688
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(CME Term SOFR 1-Month plus 0.41%)
5.73%	12/25/36	[2]	25,346,135	13,713,853
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC2, Class A2B
(CME Term SOFR 1-Month plus 0.39%)
5.71%	01/25/37	[2]	12,612,423	10,724,562
Sequoia Mortgage Trust,
Series 2003-2, Class A1
(CME Term SOFR 1-Month plus 0.77%)
6.10%	06/20/33	[2]	17,181	16,526
Sequoia Mortgage Trust,
Series 2003-8, Class A1
(CME Term SOFR 1-Month plus 0.75%)
6.08%	01/20/34	[2]	545	518
Sequoia Mortgage Trust,
Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
5.91%	05/20/34	[2]	44,379	44,260

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Sequoia Mortgage Trust,
Series 2004-4, Class A
(LIBOR USD 6-Month plus 0.52%)
5.93%	05/20/34	[2]	$50,962	$47,466
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(CME Term SOFR 1-Month plus 0.35%)
5.67%	12/25/36	[1,2]	11,784,890	6,999,667
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(CME Term SOFR 1-Month plus 0.79%)
6.11%	06/25/35	[2]	5,206,551	5,048,786
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 3A3
5.44%	02/25/34	[6]	5,436	5,072
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
5.62%	09/25/34	[6]	1,837,934	1,770,160
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
5.28%	10/25/34	[6]	24,134	24,134
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 2A
5.98%	10/25/34	[6]	2,536,401	2,470,473
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
4.53%	10/25/34	[6]	1,156,353	1,076,464
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-17, Class A1
3.72%	11/25/34	[6]	24,385	21,696
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 1A2
5.05%	01/25/35	[6]	258,989	238,672
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
5.28%	06/25/35	[6]	336,381	302,715
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 7A3
4.28%	09/25/35	[6]	8,832,565	4,742,249
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-12, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.75%	01/25/37	[2]	13,217,485	11,569,565
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-9, Class 2A1
4.25%	10/25/47	[6]	442,737	273,108
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1A
(CME Term SOFR 1-Month plus 0.67%)
5.99%	02/25/36	[2]	234,242	189,867
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative Average plus
2.00%)
4.43%	02/25/36	[2]	7,556,190	6,288,703

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 198

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(CME Term SOFR 1-Month plus 0.53%)
5.85%	08/25/36	[2]	$9,714,717	$7,494,580
Structured Asset Mortgage Investments II Trust,
Series 2006-AR8, Class A1BG
(CME Term SOFR 1-Month plus 0.23%)
5.55%	10/25/36	[2]	8,204,294	7,016,553
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
6.13%	08/25/47	[2]	83,272,603	66,466,918
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30		262	248
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-26A, Class 3A5
6.46%	09/25/33	[6]	78,912	75,802
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-34A, Class 5A4
5.79%	11/25/33	[6]	577,918	543,609
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35		781,336	702,939
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 1A1
5.07%	06/25/37	[6]	1,306,345	839,233
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
3.79%	12/25/44	[6]	58,753	53,706
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(CME Term SOFR 1-Month plus 0.57%)
1.50%	01/25/37	[2]	9,680,247	3,727,788
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(CME Term SOFR 1-Month plus 0.59%)
1.73%	08/25/36	[2]	15,195,742	5,311,371
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(CME Term SOFR 1-Month plus 0.22%)
5.54%	01/25/37	[2]	2,887,806	1,337,255
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(CME Term SOFR 1-Month plus 0.26%)
5.58%	01/25/37	[2]	35,526,106	16,274,825
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(CME Term SOFR 1-Month plus 0.34%)
5.66%	01/25/37	[2]	8,948,539	4,068,063

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
5.35%	06/25/33	[6]	$1,314,033	$1,225,264
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
4.52%	06/25/34	[6]	13,545	12,260
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(CME Term SOFR 1-Month plus 0.95%)
6.27%	05/25/44	[2]	47,361	47,246
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(CME Term SOFR 1-Month plus 0.66%)
5.50%	05/25/35	[2]	1,314,481	985,037
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(CME Term SOFR 1-Month plus 0.61%)
5.50%	06/25/35	[2]	2,607,385	2,224,991
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(CME Term SOFR 1-Month plus 0.75%)
6.07%	01/25/45	[2]	312,207	283,998
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(CME Term SOFR 1-Month plus 0.75%)
6.07%	08/25/45	[2]	14,205,332	13,444,459
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(CME Term SOFR 1-Month plus 0.69%)
6.01%	10/25/45	[2]	2,110,647	1,965,187
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
4.03%	12/25/35	[6]	1,603,810	1,394,938
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(CME Term SOFR 1-Month plus 0.63%)
5.95%	11/25/45	[2]	14,412,979	12,979,575
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(CME Term SOFR 1-Month plus 0.65%)
5.70%	12/25/45	[2]	6,629,158	5,921,026
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(CME Term SOFR 1-Month plus 0.69%)
5.72%	12/25/45	[2]	6,279,369	5,960,460
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(CME Term SOFR 1-Month plus 0.77%)
6.09%	01/25/45	[2]	7,734,679	7,065,903
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(CME Term SOFR 1-Month plus 0.73%)
6.05%	01/25/45	[2]	367,311	355,548

See accompanying Notes to Financial Statements.

199 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(CME Term SOFR 1-Month plus 0.77%)
6.09%	01/25/45	[2]	$31,237	$30,254
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(CME Term SOFR 1-Month plus 0.87%)
6.19%	01/25/45	[2]	1,304,318	1,267,163
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(CME Term SOFR 1-Month plus 0.57%)
5.89%	04/25/45	[2]	57,902	55,737
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
(CME Term SOFR 1-Month plus 0.65%)
5.97%	07/25/45	[2]	61,680	56,783
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative Average plus
1.07%)
5.70%	01/25/46	[2]	11,873,145	10,767,205
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
4.48%	09/25/36	[6]	6,490,819	5,541,707
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.62%	12/25/36	[6]	353,367	300,033
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
5.63%	02/25/46	[2]	7,684,976	6,616,549
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.94%)
4.27%	05/25/46	[2]	2,725,106	2,493,004
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus
0.98%)
5.61%	07/25/46	[2]	5,359,067	4,561,471
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
4.55%	07/25/37	[6]	144,097	131,621
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
5.33%	02/25/47	[2]	7,664,021	6,349,958
WaMu MSC Mortgage Pass-Through Certificates,
Series 2002-AR1, Class 1A1
4.70%	11/25/30	[6]	64,142	63,514
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		70,902	58,740

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR1, Class 1A1
4.75%	03/25/36	[6]	$1,170,412	$1,069,845

				5,802,969,717

U.S. Agency Commercial Mortgage-Backed — 0.64%
Fannie Mae Pool AM4869
4.07%	12/01/25		1,648,728	1,606,121
Fannie Mae Pool AM6770
3.77%	09/01/29		152,437	142,310
Fannie Mae Pool AN7981
2.95%	01/01/28		98,822	90,499
Fannie Mae Pool BL6060
2.46%	04/01/40		126,370,000	83,207,911
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K154, Class A2
3.42%	04/25/32		750,000	682,625
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K157, Class A3
3.99%	08/25/33	[6]	300,000	270,439
Ginnie Mae,
Series 2020-193, Class AC
1.25%	09/16/62		33,406,686	23,432,525
Ginnie Mae,
Series 2020-193, Class IO (IO)
0.77%	09/16/62	[6]	559,595,193	30,483,612
Ginnie Mae,
Series 2021-10, Class IO (IO)
0.99%	05/16/63	[6]	61,084,901	4,148,379
Ginnie Mae,
Series 2021-14, Class AB
1.34%	06/16/63		42,628,287	31,253,210
Ginnie Mae,
Series 2021-150, Class IO (IO)
1.03%	11/16/63	[6]	33,717,602	2,392,331
Ginnie Mae,
Series 2021-17, Class IO (IO)
1.05%	01/16/61	[6]	134,686,809	9,869,136
Ginnie Mae,
Series 2021-2, Class AH
1.50%	06/16/63		99,075,066	72,676,594
Ginnie Mae,
Series 2021-21, Class AH
1.40%	06/16/63		68,416,923	50,402,946
Ginnie Mae,
Series 2021-31, Class B
1.25%	01/16/61		74,318,641	51,979,357
Ginnie Mae,
Series 2021-31, Class IO (IO)
0.94%	01/16/61	[6]	113,651,547	7,292,952
Ginnie Mae,
Series 2022-32, Class IO (IO)
0.53%	02/01/62	[6]	274,722,262	11,577,483

				381,508,430

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 200

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed — 38.20%
Fannie Mae Pool 190375
5.50%	11/01/36		$319,258	$319,035
Fannie Mae Pool 190396
4.50%	06/01/39		4,507	4,246
Fannie Mae Pool 313182
7.50%	10/01/26		385	386
Fannie Mae Pool 394854
6.50%	05/01/27		177	178
Fannie Mae Pool 545191
7.00%	09/01/31		1,220	1,234
Fannie Mae Pool 545756
7.00%	06/01/32		269	279
Fannie Mae Pool 613142
7.00%	11/01/31		5,419	5,548
Fannie Mae Pool 625666
7.00%	01/01/32		4,168	4,218
Fannie Mae Pool 633698
7.50%	02/01/31		18,582	19,090
Fannie Mae Pool 655928
7.00%	08/01/32		59,581	61,590
Fannie Mae Pool 725257
5.50%	02/01/34		438,524	436,554
Fannie Mae Pool 734830
4.50%	08/01/33		5,892	5,549
Fannie Mae Pool 734922
4.50%	09/01/33		710,877	670,359
Fannie Mae Pool 735207
7.00%	04/01/34		9,790	9,945
Fannie Mae Pool 735224
5.50%	02/01/35		1,510,729	1,503,950
Fannie Mae Pool 735651
4.50%	06/01/35		1,754,401	1,685,826
Fannie Mae Pool 740297
5.50%	10/01/33		886	882
Fannie Mae Pool 745147
4.50%	12/01/35		10,712	10,108
Fannie Mae Pool 753168
4.50%	12/01/33		3,621	3,415
Fannie Mae Pool 815422
4.50%	02/01/35		18,316	17,254
Fannie Mae Pool 839109
(RFUCCT1Y plus 1.91%)
4.16%	11/01/35	[2]	3,181	3,134
Fannie Mae Pool 844773
(RFUCCT1Y plus 1.56%)
3.81%	12/01/35	[2]	1,491	1,470
Fannie Mae Pool 888412
7.00%	04/01/37		65,139	66,056
Fannie Mae Pool 889184
5.50%	09/01/36		1,570,855	1,563,798
Fannie Mae Pool AB1613
4.00%	10/01/40		14,961,028	13,708,110
Fannie Mae Pool AB1803
4.00%	11/01/40		17,805,755	16,380,037
Fannie Mae Pool AB2127
3.50%	01/01/26		2,747,064	2,687,388

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AB3679
3.50%	10/01/41	$6,137,012	$5,450,832
Fannie Mae Pool AB3864
3.50%	11/01/41	4,551,601	4,042,712
Fannie Mae Pool AB4045
3.50%	12/01/41	5,888,507	5,219,225
Fannie Mae Pool AB4262
3.50%	01/01/32	2,871,341	2,680,306
Fannie Mae Pool AB6385
3.00%	10/01/42	201,898	172,868
Fannie Mae Pool AB9703
3.50%	06/01/43	10,616,647	9,358,356
Fannie Mae Pool AC8279
4.50%	08/01/39	6,266	5,891
Fannie Mae Pool AE0138
4.50%	03/01/40	26,257	24,822
Fannie Mae Pool AE0482
5.50%	01/01/38	3,680,671	3,667,531
Fannie Mae Pool AH3780
4.00%	02/01/41	7,035,354	6,446,103
Fannie Mae Pool AJ1404
4.00%	09/01/41	9,042,578	8,285,133
Fannie Mae Pool AL0209
4.50%	05/01/41	10,653,193	10,212,299
Fannie Mae Pool AL0851
6.00%	10/01/40	6,155,545	6,362,265
Fannie Mae Pool AL2521
3.50%	09/01/42	66,914	59,593
Fannie Mae Pool AL4597
4.00%	01/01/44	28,155,825	25,895,153
Fannie Mae Pool AL6348
3.50%	02/01/45	23,808	21,249
Fannie Mae Pool AL7092
3.00%	07/01/45	38,431	32,574
Fannie Mae Pool AL8037
4.50%	07/01/34	87,089	82,575
Fannie Mae Pool AL8256
3.00%	08/01/43	349,915	299,835
Fannie Mae Pool AL8356
4.50%	07/01/34	201,273	194,662
Fannie Mae Pool AL8960
4.50%	05/01/46	16,560,116	15,586,418
Fannie Mae Pool AL9106
4.50%	02/01/46	20,702,714	19,485,441
Fannie Mae Pool AL9217
3.50%	10/01/46	14,293,857	12,594,503
Fannie Mae Pool AL9472
4.00%	10/01/43	3,473,011	3,182,335
Fannie Mae Pool AL9722
4.50%	08/01/46	67,575,596	63,602,304
Fannie Mae Pool AL9846
4.50%	02/01/47	71,229,850	67,041,696
Fannie Mae Pool AS8605
3.00%	01/01/32	98,966	92,075
Fannie Mae Pool AS8663
4.50%	01/01/47	12,691,284	11,894,689

See accompanying Notes to Financial Statements.

201 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AS9830
4.00%	06/01/47	$22,124,092	$20,094,505
Fannie Mae Pool AS9972
4.00%	07/01/47	20,375,900	18,465,240
Fannie Mae Pool AT9649
4.00%	07/01/43	119,536	109,739
Fannie Mae Pool AU3739
3.50%	08/01/43	20,471,586	18,150,140
Fannie Mae Pool BD2450
3.50%	01/01/47	41,111	36,095
Fannie Mae Pool BM4299
3.00%	03/01/30	14,216,896	13,723,759
Fannie Mae Pool BM4304
3.00%	02/01/30	17,642,085	17,064,145
Fannie Mae Pool BM5164
4.00%	11/01/48	25,417,085	23,016,377
Fannie Mae Pool BM5507
3.00%	09/01/48	5,480,018	4,632,175
Fannie Mae Pool BN4316
4.00%	01/01/49	16,905	15,422
Fannie Mae Pool BQ6913
2.00%	12/01/51	440,225,582	335,887,078
Fannie Mae Pool BQ7006
2.00%	01/01/52	104,929,807	79,961,870
Fannie Mae Pool BT6823
2.50%	10/01/51	107,054,159	85,346,664
Fannie Mae Pool BU1450
2.00%	01/01/52	177,651,712	135,379,674
Fannie Mae Pool BU1452
2.00%	01/01/52	266,175,428	202,614,618
Fannie Mae Pool BV2994
2.50%	04/01/52	2,652,651	2,108,010
Fannie Mae Pool BV7773
2.50%	04/01/52	95,771,652	76,167,726
Fannie Mae Pool BV8459
3.00%	04/01/52	138,765,750	114,965,552
Fannie Mae Pool BW9897
4.50%	10/01/52	93,221,111	85,596,327
Fannie Mae Pool CA0862
3.50%	09/01/47	2,147,439	1,877,372
Fannie Mae Pool CA0996
3.50%	01/01/48	29,841	26,182
Fannie Mae Pool CA1187
3.50%	02/01/48	33,510,847	29,303,357
Fannie Mae Pool CA1191
3.50%	11/01/47	2,493,986	2,180,337
Fannie Mae Pool CA1710
4.50%	05/01/48	76,665	71,668
Fannie Mae Pool CA1711
4.50%	05/01/48	7,548,473	7,056,448
Fannie Mae Pool CA2208
4.50%	08/01/48	16,287,634	15,225,972
Fannie Mae Pool CA2327
4.00%	09/01/48	22,977,566	20,950,811
Fannie Mae Pool CA2493
4.50%	10/01/48	4,342,136	4,056,024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA3633
3.50%	06/01/49	$16,920,517	$14,814,117
Fannie Mae Pool CA4011
3.50%	08/01/49	15,420,180	13,225,509
Fannie Mae Pool CA5689
3.00%	05/01/50	56,763,732	47,719,388
Fannie Mae Pool CB0610
2.50%	05/01/51	60,001,446	48,103,865
Fannie Mae Pool CB2313
2.50%	12/01/51	150,630,838	120,669,578
Fannie Mae Pool CB2365
2.00%	09/01/51	159,476,255	121,592,300
Fannie Mae Pool CB2767
2.00%	01/01/52	70,157,927	53,738,736
Fannie Mae Pool CB3582
3.00%	05/01/52	16,386,553	13,607,447
Fannie Mae Pool CB5675
4.50%	02/01/53	49,453,850	45,452,869
Fannie Mae Pool CB6854
4.50%	08/01/53	36,030,351	33,137,361
Fannie Mae Pool FM2310
3.00%	01/01/48	8,589,552	7,259,388
Fannie Mae Pool FM2318
3.50%	09/01/49	146,904,478	128,675,962
Fannie Mae Pool FM2388
3.50%	04/01/48	15,063,170	13,262,939
Fannie Mae Pool FM9672
2.50%	12/01/51	120,146,528	95,507,560
Fannie Mae Pool FS1598
2.00%	04/01/52	98,766,740	75,116,041
Fannie Mae Pool FS1622
2.00%	03/01/52	195,146,070	148,894,217
Fannie Mae Pool FS2536
2.50%	02/01/52	3,684,079	2,933,606
Fannie Mae Pool FS2943
2.00%	02/01/51	40,800,132	31,270,284
Fannie Mae Pool FS5635
4.00%	11/01/52	70,622,799	62,922,897
Fannie Mae Pool MA1146
4.00%	08/01/42	17,004,135	15,527,195
Fannie Mae Pool MA1177
3.50%	09/01/42	22,798,518	20,097,698
Fannie Mae Pool MA1404
3.50%	04/01/43	47,352	41,761
Fannie Mae Pool MA1432
3.00%	05/01/33	36,237	32,993
Fannie Mae Pool MA1459
3.00%	06/01/33	17,202	15,662
Fannie Mae Pool MA1527
3.00%	08/01/33	25,148,240	22,897,427
Fannie Mae Pool MA1561
3.00%	09/01/33	15,944,540	14,517,475
Fannie Mae Pool MA1582
3.50%	09/01/43	7,872,409	6,936,774
Fannie Mae Pool MA1584
3.50%	09/01/33	24,127,410	22,407,901

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 202

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA1608
3.50%	10/01/33	$16,675,078	$15,486,681
Fannie Mae Pool MA1982
3.50%	08/01/34	33,420	30,778
Fannie Mae Pool MA2895
3.00%	02/01/47	38,798	32,795
Fannie Mae Pool MA2960
4.00%	04/01/47	19,258,771	17,449,224
Fannie Mae Pool MA3027
4.00%	06/01/47	14,281,378	12,939,505
Fannie Mae Pool MA3029
3.00%	06/01/32	15,595,053	14,408,721
Fannie Mae Pool MA3060
3.00%	07/01/32	6,969	6,362
Fannie Mae Pool MA3120
3.50%	09/01/47	1,108,987	969,518
Fannie Mae Pool MA3182
3.50%	11/01/47	23,523,103	20,568,146
Fannie Mae Pool MA3210
3.50%	12/01/47	40,905,547	35,837,724
Fannie Mae Pool MA3238
3.50%	01/01/48	35,269,868	30,839,291
Fannie Mae Pool MA3276
3.50%	02/01/48	13,860,077	12,118,984
Fannie Mae Pool MA3305
3.50%	03/01/48	18,441,435	16,121,774
Fannie Mae Pool MA3332
3.50%	04/01/48	50,750,179	44,366,552
Fannie Mae Pool MA3364
3.50%	05/01/33	5,843,383	5,459,726
Fannie Mae Pool MA3537
4.50%	12/01/48	9,814,790	9,174,696
Fannie Mae Pool MA3811
3.00%	10/01/49	5,649,718	4,656,710
Fannie Mae Pool MA3846
3.00%	11/01/49	31,023	25,571
Fannie Mae Pool MA3942
3.00%	02/01/50	10,957,202	8,921,618
Fannie Mae Pool MA3997
3.00%	04/01/50	13,476,898	11,020,033
Fannie Mae Pool MA4093
2.00%	08/01/40	147,486,903	119,548,828
Fannie Mae Pool MA4128
2.00%	09/01/40	121,654,052	98,581,185
Fannie Mae Pool MA4152
2.00%	10/01/40	152,849,464	123,824,599
Fannie Mae Pool MA4158
2.00%	10/01/50	170,261,464	130,308,470
Fannie Mae Pool MA4176
2.00%	11/01/40	37,833,172	30,635,602
Fannie Mae Pool MA4237
2.00%	01/01/51	2,311,677	1,770,636
Fannie Mae Pool MA4281
2.00%	03/01/51	37,515,956	28,659,416
Fannie Mae Pool MA4305
2.00%	04/01/51	84,198,610	64,321,512

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA4333
2.00%	05/01/41		$70,474,658	$56,685,401
Fannie Mae Pool MA4492
2.00%	12/01/51		92,696,154	70,760,778
Fannie Mae Pool MA4493
2.50%	12/01/51		150,496,593	119,733,818
Fannie Mae Pool MA4547
2.00%	02/01/52		18,372,613	13,985,363
Fannie Mae Pool MA4548
2.50%	02/01/52		176,721,049	140,532,054
Fannie Mae Pool MA4563
2.50%	03/01/52		215,963,704	171,486,400
Fannie Mae Pool MA4578
2.50%	04/01/52		349,666,304	277,653,210
Fannie Mae REMICS,
Series 1994-55, Class H
7.00%	03/25/24		202	202
Fannie Mae REMICS,
Series 1997-34, Class SA
(Cost of Funds for the 11th District of San Francisco plus
0.00%)
33.40%	10/25/23	[2]	6	6
Fannie Mae REMICS,
Series 1998-37, Class VZ
6.00%	06/17/28		34	34
Fannie Mae REMICS,
Series 1999-11, Class Z
5.50%	03/25/29		10,256	9,771
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31		52,424	52,930
Fannie Mae REMICS,
Series 2005-122, Class SG (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	11/25/35	[2]	15,661	142
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X SOFR30A plus 5.99%, 6.10% Cap)
0.67%	10/25/25	[2]	342,212	1,214
Fannie Mae REMICS,
Series 2006-4, Class WE
4.50%	02/25/36		21,693	20,867
Fannie Mae REMICS,
Series 2006-49, Class SE
(-4.00 X SOFR30A plus 28.54%, 29.00% Cap)
7.28%	04/25/36	[2]	668,141	685,073
Fannie Mae REMICS,
Series 2007-17, Class SI (IO)
(-1.00 X SOFR30A plus 6.29%, 6.40% Cap)
0.97%	03/25/37	[2]	645,443	46,787
Fannie Mae REMICS,
Series 2007-34, Class SB (IO)
(-1.00 X SOFR30A plus 6.00%, 6.11% Cap)
0.68%	04/25/37	[2]	1,327,224	79,843

See accompanying Notes to Financial Statements.

203 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2007-64, Class FA
(SOFR30A plus 0.58%)
5.90%	07/25/37	[2]	$1,911	$1,891
Fannie Mae REMICS,
Series 2008-24, Class NA
6.75%	06/25/37		137,027	139,971
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	10/25/40	[2]	1,849,177	149,120
Fannie Mae REMICS,
Series 2010-17, Class SB (IO)
(-1.00 X SOFR30A plus 6.24%, 6.35% Cap)
0.92%	03/25/40	[2]	3,751,938	267,762
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X SOFR30A plus 6.31%, 6.42% Cap)
0.99%	05/25/40	[2]	6,642,945	531,347
Fannie Mae REMICS,
Series 2011-101, Class HE
4.00%	10/25/41		7,926,821	7,419,986
Fannie Mae REMICS,
Series 2011-111, Class DB
4.00%	11/25/41		6,949,191	6,444,021
Fannie Mae REMICS,
Series 2012-84, Class VZ
3.50%	08/25/42		5,929,201	5,340,282
Fannie Mae REMICS,
Series 2013-101, Class BO (PO)
0.00%	10/25/43	[9]	9,175,159	6,555,563
Fannie Mae REMICS,
Series 2013-101, Class CO (PO)
0.00%	10/25/43	[9]	5,294,670	3,771,639
Fannie Mae REMICS,
Series 2016-45, Class AF
(SOFR30A plus 0.61%)
5.93%	07/25/46	[2]	6,806,897	6,614,861
Fannie Mae REMICS,
Series 2016-72, Class FA
(SOFR30A plus 0.61%)
5.93%	10/25/46	[2]	13,800,995	13,315,890
Fannie Mae REMICS,
Series 2016-74, Class GF
(SOFR30A plus 0.61%)
5.93%	10/25/46	[2]	11,045,046	10,677,777
Fannie Mae REMICS,
Series 2016-75, Class FL
(SOFR30A plus 0.61%)
5.93%	10/25/46	[2]	10,944,324	10,581,598
Fannie Mae REMICS,
Series 2018-29, Class AP
3.50%	11/25/46		21,581,583	20,706,702
Fannie Mae REMICS,
Series 2018-38, Class LA
3.00%	06/25/48		13,396,578	11,382,509

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47		$17,323	$16,212
Fannie Mae REMICS,
Series 2018-45, Class GA
3.00%	06/25/48		15,034,824	12,845,953
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47		7,135,625	6,828,545
Fannie Mae REMICS,
Series 2018-57, Class QA
3.50%	05/25/46		13,514	13,154
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47		582,267	559,566
Fannie Mae REMICS,
Series 2018-94, Class KD
3.50%	12/25/48		3,368,670	3,003,594
Fannie Mae REMICS,
Series 2019-1, Class AB
3.50%	02/25/49		1,304,012	1,155,696
Fannie Mae REMICS,
Series 2019-1, Class KP
3.25%	02/25/49		1,296,247	1,122,951
Fannie Mae REMICS,
Series 2019-26, Class JE
3.00%	06/25/49		3,985,625	3,418,448
Fannie Mae REMICS,
Series 2019-45, Class PA
3.00%	08/25/49		14,151,653	11,993,929
Fannie Mae REMICS,
Series 2019-52, Class PA
3.00%	09/25/49		4,198,109	3,503,892
Fannie Mae REMICS,
Series 2019-67, Class FE
(SOFR30A plus 0.56%)
5.88%	11/25/49	[2]	27,003,913	26,006,173
Fannie Mae REMICS,
Series 2019-79, Class FA
(SOFR30A plus 0.61%)
5.93%	01/25/50	[2]	73,705	71,378
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.90%	07/25/42		15,817	15,574
Freddie Mac Gold Pool A24156
6.50%	10/01/31		46,326	46,641
Freddie Mac Gold Pool A25162
5.50%	05/01/34		738,819	739,796
Freddie Mac Gold Pool A39012
5.50%	06/01/35		18,601	18,648
Freddie Mac Gold Pool A54856
5.00%	01/01/34		1,636,712	1,601,943
Freddie Mac Gold Pool A61164
5.00%	04/01/36		4,832	4,775
Freddie Mac Gold Pool A97038
4.00%	02/01/41		5,426,092	5,039,872

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 204

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C01492
5.00%	02/01/33	$200,531	$198,133
Freddie Mac Gold Pool C04546
3.00%	02/01/43	10,202,851	8,741,636
Freddie Mac Gold Pool C04573
3.00%	03/01/43	12,230,408	10,479,154
Freddie Mac Gold Pool C46104
6.50%	09/01/29	5,288	5,329
Freddie Mac Gold Pool C55789
7.50%	10/01/27	1,103	1,101
Freddie Mac Gold Pool G00992
7.00%	11/01/28	258	260
Freddie Mac Gold Pool G01515
5.00%	02/01/33	249,061	246,094
Freddie Mac Gold Pool G02579
5.00%	12/01/34	355,302	348,850
Freddie Mac Gold Pool G02884
6.00%	04/01/37	1,080,505	1,117,974
Freddie Mac Gold Pool G02955
5.50%	03/01/37	1,651,514	1,654,104
Freddie Mac Gold Pool G03357
5.50%	08/01/37	476,212	478,019
Freddie Mac Gold Pool G03676
5.50%	12/01/37	1,033,450	1,035,822
Freddie Mac Gold Pool G03783
5.50%	01/01/38	898,375	900,500
Freddie Mac Gold Pool G03985
6.00%	03/01/38	5,932	6,057
Freddie Mac Gold Pool G04438
5.50%	05/01/38	2,477,320	2,486,838
Freddie Mac Gold Pool G04703
5.50%	08/01/38	1,905,079	1,912,436
Freddie Mac Gold Pool G04706
5.50%	09/01/38	78,442	78,745
Freddie Mac Gold Pool G05866
4.50%	02/01/40	8,090,593	7,658,746
Freddie Mac Gold Pool G06361
4.00%	03/01/41	11,102	10,186
Freddie Mac Gold Pool G06498
4.00%	04/01/41	10,585,857	9,712,795
Freddie Mac Gold Pool G06499
4.00%	03/01/41	4,663,447	4,284,403
Freddie Mac Gold Pool G07408
3.50%	06/01/43	11,658,378	10,335,242
Freddie Mac Gold Pool G07786
4.00%	08/01/44	88,939,187	81,650,323
Freddie Mac Gold Pool G07848
3.50%	04/01/44	55,647,617	49,572,876
Freddie Mac Gold Pool G07849
3.50%	05/01/44	7,312,155	6,514,343
Freddie Mac Gold Pool G07924
3.50%	01/01/45	8,112,724	7,163,189
Freddie Mac Gold Pool G07925
4.00%	02/01/45	5,836,044	5,361,885
Freddie Mac Gold Pool G08676
3.50%	11/01/45	19,580,370	17,240,517

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08681
3.50%	12/01/45	$13,166,206	$11,592,845
Freddie Mac Gold Pool G08698
3.50%	03/01/46	676	595
Freddie Mac Gold Pool G08710
3.00%	06/01/46	79,354,205	67,170,666
Freddie Mac Gold Pool G08711
3.50%	06/01/46	5,593,940	4,904,117
Freddie Mac Gold Pool G08715
3.00%	08/01/46	108,284,389	91,659,093
Freddie Mac Gold Pool G08721
3.00%	09/01/46	10,979,061	9,289,187
Freddie Mac Gold Pool G08722
3.50%	09/01/46	24,964,747	21,886,190
Freddie Mac Gold Pool G08726
3.00%	10/01/46	117,606,607	99,504,851
Freddie Mac Gold Pool G08727
3.50%	10/01/46	22,030,998	19,314,221
Freddie Mac Gold Pool G08732
3.00%	11/01/46	72,390,620	61,248,411
Freddie Mac Gold Pool G08741
3.00%	01/01/47	46,243,664	39,125,938
Freddie Mac Gold Pool G08742
3.50%	01/01/47	35,254,503	30,907,054
Freddie Mac Gold Pool G08747
3.00%	02/01/47	16,243,240	13,743,116
Freddie Mac Gold Pool G08757
3.50%	04/01/47	12,869,373	11,269,190
Freddie Mac Gold Pool G08758
4.00%	04/01/47	9,962	9,063
Freddie Mac Gold Pool G08762
4.00%	05/01/47	9,981,661	9,078,574
Freddie Mac Gold Pool G08779
3.50%	09/01/47	49,987	43,762
Freddie Mac Gold Pool G08784
3.50%	10/01/47	43,976	38,508
Freddie Mac Gold Pool G08792
3.50%	12/01/47	37,665	32,982
Freddie Mac Gold Pool G08826
5.00%	06/01/48	7,021,569	6,754,181
Freddie Mac Gold Pool G08833
5.00%	07/01/48	4,029,895	3,876,433
Freddie Mac Gold Pool G08838
5.00%	09/01/48	2,155,013	2,072,339
Freddie Mac Gold Pool G08840
5.00%	08/01/48	652,990	628,983
Freddie Mac Gold Pool G08843
4.50%	10/01/48	5,143,133	4,810,929
Freddie Mac Gold Pool G08844
5.00%	10/01/48	5,610,879	5,397,212
Freddie Mac Gold Pool G08848
4.50%	11/01/48	917,914	860,183
Freddie Mac Gold Pool G08849
5.00%	11/01/48	2,167,973	2,083,229
Freddie Mac Gold Pool G16085
2.50%	02/01/32	2,181,068	1,973,603

See accompanying Notes to Financial Statements.

205 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G16502
3.50%	05/01/33	$39,999	$37,511
Freddie Mac Gold Pool G16524
3.50%	05/01/33	15,935,875	14,944,712
Freddie Mac Gold Pool G16584
3.50%	08/01/33	2,319,418	2,170,083
Freddie Mac Gold Pool G16607
3.50%	09/01/33	22,865,542	21,377,569
Freddie Mac Gold Pool G16623
2.50%	09/01/32	17,399,015	15,744,397
Freddie Mac Gold Pool G16755
3.50%	02/01/34	22,505,448	21,186,898
Freddie Mac Gold Pool G16756
3.50%	01/01/34	2,075,317	1,940,185
Freddie Mac Gold Pool G18592
3.00%	03/01/31	15,434	14,529
Freddie Mac Gold Pool G18596
3.00%	04/01/31	17,954,254	16,718,381
Freddie Mac Gold Pool G18691
3.00%	06/01/33	6,482,038	5,920,414
Freddie Mac Gold Pool G18692
3.50%	06/01/33	9,031,077	8,504,748
Freddie Mac Gold Pool G18713
3.50%	11/01/33	10,848,956	10,139,857
Freddie Mac Gold Pool G18716
3.50%	12/01/33	30,860	28,829
Freddie Mac Gold Pool G60023
3.50%	04/01/45	8,694,565	7,701,384
Freddie Mac Gold Pool G60080
3.50%	06/01/45	91,052,116	80,395,135
Freddie Mac Gold Pool G60138
3.50%	08/01/45	72,944,427	64,611,974
Freddie Mac Gold Pool G60238
3.50%	10/01/45	28,081,640	24,733,574
Freddie Mac Gold Pool G60344
4.00%	12/01/45	67,623	61,637
Freddie Mac Gold Pool G67700
3.50%	08/01/46	21,431,364	18,893,893
Freddie Mac Gold Pool G67703
3.50%	04/01/47	154,068,355	136,033,044
Freddie Mac Gold Pool G67707
3.50%	01/01/48	279,805,598	248,484,291
Freddie Mac Gold Pool G67711
4.00%	03/01/48	45,529,680	41,471,126
Freddie Mac Gold Pool G67713
4.00%	06/01/48	408,397	371,609
Freddie Mac Gold Pool G67714
4.00%	07/01/48	66,529	60,578
Freddie Mac Gold Pool G67717
4.00%	11/01/48	55,974,643	50,967,524
Freddie Mac Gold Pool H00790
5.50%	05/01/37	3,969	3,954
Freddie Mac Gold Pool H05069
5.50%	05/01/37	62,561	62,314
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	18,618,466	17,149,677

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool U99097
3.50%	07/01/43	$26,210,521	$23,150,305
Freddie Mac Gold Pool V62078
3.50%	08/01/33	2,456,060	2,312,908
Freddie Mac Gold Pool V62129
3.50%	08/01/33	5,440,362	5,121,562
Freddie Mac Gold Pool V80356
3.50%	08/01/43	18,990,537	16,850,615
Freddie Mac Pool QD3162
2.00%	12/01/51	138,734,821	105,709,195
Freddie Mac Pool QD7213
2.00%	02/01/52	95,519,454	72,646,351
Freddie Mac Pool QE0312
2.00%	04/01/52	6,520,167	4,958,847
Freddie Mac Pool QE0521
2.50%	04/01/52	2,960,649	2,350,909
Freddie Mac Pool RA4201
2.00%	12/01/50	8,560,686	6,561,132
Freddie Mac Pool RA4398
2.00%	01/01/51	74,197,768	56,747,146
Freddie Mac Pool RA5285
2.50%	05/01/51	113,312,731	90,577,828
Freddie Mac Pool RA6507
2.00%	12/01/51	125,010,360	95,218,886
Freddie Mac Pool RB5077
2.00%	10/01/40	91,988,300	74,520,474
Freddie Mac Pool RE6029
3.00%	02/01/50	3,751,813	3,067,850
Freddie Mac Pool SD1178
2.00%	03/01/52	16,259,211	12,376,626
Freddie Mac Pool SD2148
4.50%	01/01/53	49,503,716	45,498,701
Freddie Mac Pool SD3302
2.00%	10/01/51	60,543,151	46,176,007
Freddie Mac Pool SD7502
3.50%	07/01/49	6,703,875	5,861,427
Freddie Mac Pool SD7503
3.50%	08/01/49	14,668,906	12,847,035
Freddie Mac Pool SD7511
3.50%	01/01/50	14,927,091	13,069,654
Freddie Mac Pool SD8121
2.00%	01/01/51	115,460	88,430
Freddie Mac Pool SD8182
2.00%	12/01/51	26,509,548	20,192,411
Freddie Mac Pool SD8188
2.00%	01/01/52	41,965,741	32,029,746
Freddie Mac Pool SD8189
2.50%	01/01/52	354,735,179	282,122,857
Freddie Mac Pool SD8193
2.00%	02/01/52	20,023,959	15,242,379
Freddie Mac Pool SD8199
2.00%	03/01/52	282,302,509	214,702,308
Freddie Mac Pool SD8205
2.50%	04/01/52	418,374,296	332,210,925
Freddie Mac Pool ZA5103
3.50%	12/01/47	115,353	100,870

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 206

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool ZA5128
3.50%	12/01/47		$365,898	$319,882
Freddie Mac Pool ZM1779
3.00%	09/01/46		12,028,253	10,162,497
Freddie Mac Pool ZM2285
3.00%	12/01/46		14,060,567	11,885,181
Freddie Mac Pool ZS4693
3.00%	12/01/46		14,043,139	11,870,449
Freddie Mac Pool ZS4768
3.50%	05/01/48		965,862	843,789
Freddie Mac Pool ZT0277
3.50%	10/01/46		1,464,750	1,287,406
Freddie Mac Pool ZT1403
3.50%	11/01/33		12,040,416	11,249,883
Freddie Mac REMICS,
Series 1980, Class Z
7.00%	07/15/27		21,272	21,245
Freddie Mac REMICS,
Series 1983, Class Z
6.50%	12/15/23		253	253
Freddie Mac REMICS,
Series 2098, Class TZ
6.00%	01/15/28		90,329	89,852
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		6,151	6,101
Freddie Mac REMICS,
Series 2313, Class LA
6.50%	05/15/31		2,376	2,398
Freddie Mac REMICS,
Series 2433, Class SA
(-2.60 X SOFR30A plus 20.63%, 20.93% Cap)
6.82%	02/15/32	[2]	4,045	4,379
Freddie Mac REMICS,
Series 2481, Class AW
6.50%	08/15/32		7,931	7,976
Freddie Mac REMICS,
Series 3019, Class SW (IO)
(-1.00 X SOFR30A plus 7.09%, 7.20% Cap)
1.77%	08/15/35	[2]	579,824	64,256
Freddie Mac REMICS,
Series 3063, Class YG
5.50%	11/15/35		1,524,279	1,520,798
Freddie Mac REMICS,
Series 3300, Class SA (IO)
(-1.00 X SOFR30A plus 7.09%, 7.20% Cap)
1.77%	08/15/35	[2]	256,353	19,957
Freddie Mac REMICS,
Series 3752, Class XL
4.50%	11/15/40		25,384,609	24,132,092
Freddie Mac REMICS,
Series 3891, Class HS (IO)
(-1.00 X SOFR30A plus 5.84%, 5.95% Cap)
0.52%	07/15/41	[2]	3,244,322	78,310

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3904, Class JB
4.50%	08/15/41		$5,861,259	$5,568,470
Freddie Mac REMICS,
Series 3925, Class LB
4.50%	09/15/41		9,215,000	8,608,799
Freddie Mac REMICS,
Series 3928, Class JD
4.00%	09/15/41		16,517,643	15,612,453
Freddie Mac REMICS,
Series 4102, Class TC
2.50%	09/15/41		5,487,356	5,117,746
Freddie Mac REMICS,
Series 4161, Class BA
2.50%	12/15/41		8,476,340	8,036,156
Freddie Mac REMICS,
Series 4656, Class EZ
4.00%	02/15/47		201,607	179,745
Freddie Mac REMICS,
Series 4818, Class CA
3.00%	04/15/48		1,128,151	952,923
Freddie Mac REMICS,
Series 4846, Class PA
4.00%	06/15/47		127,340	124,290
Freddie Mac REMICS,
Series 4852, Class CA
4.00%	11/15/47		6,493,424	6,144,773
Freddie Mac REMICS,
Series 4860, Class BH
3.50%	10/15/48		2,492,932	2,287,119
Freddie Mac REMICS,
Series 4860, Class PA
3.50%	02/15/49		1,919,857	1,686,884
Freddie Mac REMICS,
Series 4879, Class BC
3.00%	04/15/49		674,303	589,966
Freddie Mac REMICS,
Series 4896, Class DA
3.00%	01/15/49		677,387	584,860
Freddie Mac REMICS,
Series 4937, Class MF
(SOFR30A plus 0.56%)
5.88%	12/25/49	[2]	5,286,357	5,108,274
Freddie Mac Strips,
Series 309, Class PO (PO)
0.00%	08/15/43	[9]	11,217,374	7,962,121
Freddie Mac Strips,
Series 319, Class F2
(SOFR30A plus 0.61%)
5.93%	11/15/43	[2]	1,893,431	1,831,675
Ginnie Mae (TBA)
2.50%	10/20/53		1,022,675,000	835,995,128
4.50%	10/20/53		343,875,000	317,694,826
5.00%	10/20/53		159,750,000	151,388,088
5.50%	10/15/53		463,450,000	449,763,738

See accompanying Notes to Financial Statements.

207 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae I Pool 782817
4.50%	11/15/39		$8,761,825	$8,298,331
Ginnie Mae I Pool AA5452
3.50%	07/15/42		69,475	62,472
Ginnie Mae II Pool 2631
7.00%	08/20/28		694	708
Ginnie Mae II Pool 3388
4.50%	05/20/33		1,474	1,388
Ginnie Mae II Pool 3427
4.50%	08/20/33		784	745
Ginnie Mae II Pool 3554
4.50%	05/20/34		652	621
Ginnie Mae II Pool 4058
5.00%	12/20/37		408	400
Ginnie Mae II Pool 4342
5.00%	01/20/39		604	591
Ginnie Mae II Pool 4520
5.00%	08/20/39		11,186	10,953
Ginnie Mae II Pool 5140
4.50%	08/20/41		24,792	23,541
Ginnie Mae II Pool 5175
4.50%	09/20/41		26,875	25,520
Ginnie Mae II Pool 5281
4.50%	01/20/42		7,675	7,288
Ginnie Mae II Pool 783591
4.50%	07/20/41		9,563	9,081
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	07/20/34	[2]	6,041	5,864
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.63%	03/20/35	[2]	7,218	6,875
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	08/20/35	[2]	9,339	9,082
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.75%	10/20/35	[2]	8,263	7,998
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
4.00%	05/20/25	[2]	674	666
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
4.50%	06/20/25	[2]	452	447
Ginnie Mae II Pool MA0627
4.50%	12/20/42		31,136	29,578
Ginnie Mae II Pool MA0701
4.50%	01/20/43		30,389	28,859
Ginnie Mae II Pool MA1157
3.50%	07/20/43		29,358	26,337

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA1997
4.50%	06/20/44	$7,811	$7,426
Ginnie Mae II Pool MA2374
5.00%	11/20/44	166,380	162,684
Ginnie Mae II Pool MA2756
4.50%	04/20/45	16,254	15,455
Ginnie Mae II Pool MA2828
4.50%	05/20/45	677,398	644,040
Ginnie Mae II Pool MA2894
4.50%	06/20/45	264,043	251,068
Ginnie Mae II Pool MA3036
4.50%	08/20/45	25,669	24,407
Ginnie Mae II Pool MA3309
3.00%	12/20/45	5,284	4,563
Ginnie Mae II Pool MA3456
4.50%	02/20/46	171,217	162,787
Ginnie Mae II Pool MA3521
3.50%	03/20/46	19,684,517	17,526,764
Ginnie Mae II Pool MA3524
5.00%	03/20/46	8,791	8,616
Ginnie Mae II Pool MA3597
3.50%	04/20/46	49,535,026	44,089,678
Ginnie Mae II Pool MA3600
5.00%	04/20/46	4,791,597	4,705,103
Ginnie Mae II Pool MA3662
3.00%	05/20/46	1,914,534	1,645,742
Ginnie Mae II Pool MA3663
3.50%	05/20/46	14,102,339	12,552,079
Ginnie Mae II Pool MA3665
4.50%	05/20/46	71,762	68,010
Ginnie Mae II Pool MA3666
5.00%	05/20/46	2,696,342	2,642,676
Ginnie Mae II Pool MA3738
4.50%	06/20/46	301,842	286,062
Ginnie Mae II Pool MA3739
5.00%	06/20/46	1,624,473	1,595,176
Ginnie Mae II Pool MA3805
4.50%	07/20/46	2,313,767	2,192,806
Ginnie Mae II Pool MA3806
5.00%	07/20/46	123,360	121,147
Ginnie Mae II Pool MA3873
3.00%	08/20/46	14,759,777	12,687,570
Ginnie Mae II Pool MA3876
4.50%	08/20/46	2,621,385	2,484,342
Ginnie Mae II Pool MA3877
5.00%	08/20/46	533,734	521,856
Ginnie Mae II Pool MA3937
3.50%	09/20/46	11,377,281	10,126,585
Ginnie Mae II Pool MA3939
4.50%	09/20/46	1,445,087	1,367,375
Ginnie Mae II Pool MA4003
3.00%	10/20/46	5,929,424	5,095,106
Ginnie Mae II Pool MA4006
4.50%	10/20/46	1,551,693	1,470,572
Ginnie Mae II Pool MA4007
5.00%	10/20/46	2,874,430	2,822,613

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 208

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4069
3.50%	11/20/46	$35,471,987	$31,561,493
Ginnie Mae II Pool MA4071
4.50%	11/20/46	4,145,302	3,936,024
Ginnie Mae II Pool MA4072
5.00%	11/20/46	919,054	902,488
Ginnie Mae II Pool MA4126
3.00%	12/20/46	102,137,501	87,765,932
Ginnie Mae II Pool MA4127
3.50%	12/20/46	40,040,077	35,613,476
Ginnie Mae II Pool MA4129
4.50%	12/20/46	14,396,525	13,606,439
Ginnie Mae II Pool MA4196
3.50%	01/20/47	9,250	8,227
Ginnie Mae II Pool MA4198
4.50%	01/20/47	115,298	109,126
Ginnie Mae II Pool MA4199
5.00%	01/20/47	2,657,165	2,609,241
Ginnie Mae II Pool MA4264
4.50%	02/20/47	32,600,870	30,769,815
Ginnie Mae II Pool MA4265
5.00%	02/20/47	609,896	595,876
Ginnie Mae II Pool MA4324
5.00%	03/20/47	3,304,376	3,235,517
Ginnie Mae II Pool MA4382
3.50%	04/20/47	22,587,769	20,069,419
Ginnie Mae II Pool MA4384
4.50%	04/20/47	1,378,584	1,303,928
Ginnie Mae II Pool MA4385
5.00%	04/20/47	5,710,564	5,563,321
Ginnie Mae II Pool MA4453
4.50%	05/20/47	72,655,998	68,390,360
Ginnie Mae II Pool MA4454
5.00%	05/20/47	12,306,051	11,973,366
Ginnie Mae II Pool MA4510
3.50%	06/20/47	31,035	27,572
Ginnie Mae II Pool MA4511
4.00%	06/20/47	4,392,057	4,030,581
Ginnie Mae II Pool MA4512
4.50%	06/20/47	253,461	238,580
Ginnie Mae II Pool MA4513
5.00%	06/20/47	228,412	220,330
Ginnie Mae II Pool MA4586
3.50%	07/20/47	36,941,939	32,811,673
Ginnie Mae II Pool MA4588
4.50%	07/20/47	39,845	37,663
Ginnie Mae II Pool MA4589
5.00%	07/20/47	10,797,253	10,501,983
Ginnie Mae II Pool MA4652
3.50%	08/20/47	2,810,090	2,495,910
Ginnie Mae II Pool MA4655
5.00%	08/20/47	12,620,073	12,174,849
Ginnie Mae II Pool MA4719
3.50%	09/20/47	34,962,732	31,053,750
Ginnie Mae II Pool MA4720
4.00%	09/20/47	86,524	79,562

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4722
5.00%	09/20/47		$250,752	$243,816
Ginnie Mae II Pool MA4781
5.00%	10/20/47		3,031,770	2,948,861
Ginnie Mae II Pool MA4836
3.00%	11/20/47		79,803,522	68,474,770
Ginnie Mae II Pool MA4837
3.50%	11/20/47		87,011,137	77,282,922
Ginnie Mae II Pool MA4838
4.00%	11/20/47		29,171,524	26,672,771
Ginnie Mae II Pool MA4840
5.00%	11/20/47		964,752	930,390
Ginnie Mae II Pool MA4900
3.50%	12/20/47		5,593,193	4,966,103
Ginnie Mae II Pool MA4901
4.00%	12/20/47		19,523,087	17,850,793
Ginnie Mae II Pool MA4961
3.00%	01/20/48		271,449	233,480
Ginnie Mae II Pool MA4963
4.00%	01/20/48		32,075,956	29,328,417
Ginnie Mae II Pool MA5078
4.00%	03/20/48		48,636	44,545
Ginnie Mae II Pool MA5137
4.00%	04/20/48		10,423,263	9,527,819
Ginnie Mae II Pool MA5399
4.50%	08/20/48		2,337,836	2,191,241
Ginnie Mae II Pool MA5466
4.00%	09/20/48		4,271,148	3,902,886
Ginnie Mae II Pool MA5467
4.50%	09/20/48		21,807	20,456
Ginnie Mae II Pool MA5528
4.00%	10/20/48		19,602,293	17,898,580
Ginnie Mae II Pool MA5530
5.00%	10/20/48		3,566,722	3,440,204
Ginnie Mae II Pool MA5651
4.00%	12/20/48		7,037	6,426
Ginnie Mae II Pool MA6030
3.50%	07/20/49		7,827,546	6,754,258
Ginnie Mae II Pool MA6080
3.00%	08/20/49		1,693	1,399
Ginnie Mae II Pool MA6081
3.50%	08/20/49		3,277,270	2,827,902
Ginnie Mae II Pool MA6209
3.00%	10/20/49		3,155,805	2,607,221
Ginnie Mae II Pool MA6210
3.50%	10/20/49		1,595,193	1,376,465
Ginnie Mae II Pool MA7589
2.50%	09/20/51		97,216,783	79,586,942
Ginnie Mae,
Series 2003-86, Class ZK
5.00%	10/20/33		3,060,688	3,028,829
Ginnie Mae,
Series 2007-35, Class PY (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.64%, 6.75% Cap)
1.30%	06/16/37	[2]	6,138,768	620,214

See accompanying Notes to Financial Statements.

209 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2009-106, Class SD (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.14%, 6.25% Cap)
0.81%	03/20/36	[2]	$5,310,614	$146,681
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.69%, 6.80% Cap)
1.36%	05/20/37	[2]	12,998,433	491,326
Ginnie Mae,
Series 2009-124, Class SC (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.37%, 6.48% Cap)
1.04%	12/20/39	[2]	2,104,211	177,506
Ginnie Mae,
Series 2009-66, Class XS (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.69%, 6.80% Cap)
1.35%	07/16/39	[2]	13,505	461
Ginnie Mae,
Series 2009-8, Class PS (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.19%, 6.30% Cap)
0.85%	08/16/38	[2]	11,252	73
Ginnie Mae,
Series 2010-4, Class SL (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.29%, 6.40% Cap)
0.95%	01/16/40	[2]	27,952	2,226
Ginnie Mae,
Series 2010-4, Class SM (IO)
(-1.00 X CME Term SOFR 1-Month plus 5.69%, 5.80% Cap)
0.35%	01/16/40	[2]	5,082,161	334,904
Ginnie Mae,
Series 2010-6, Class BS (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.39%, 6.50% Cap)
1.05%	09/16/39	[2]	199,232	772
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41		67,114	11,957
Ginnie Mae,
Series 2014-108, Class PA
2.63%	12/20/39		4,586,455	4,238,702
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		670,875	593,142
Ginnie Mae,
Series 2019-1, Class NP
3.50%	01/20/49		5,977,045	5,420,833
Ginnie Mae,
Series 2019-119, Class JE
3.00%	09/20/49		4,402,943	3,711,788
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49		6,897,835	6,114,195
Ginnie Mae,
Series 2019-44, Class CA
3.50%	12/20/48		50,202	49,788
Ginnie Mae,
Series 2019-71, Class PT
3.00%	06/20/49		743,101	648,755

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2019-86, Class C
2.50%	03/20/49	$9,648,568	$7,784,987
Ginnie Mae,
Series 2019-90, Class HE
3.00%	07/20/49	6,474,608	5,554,106
UMBS (TBA)
2.00%	10/15/53	2,066,400,000	1,571,420,743
2.50%	10/01/53	926,925,000	735,492,741
3.00%	10/01/53	1,682,850,000	1,391,703,790
3.50%	10/01/53	1,235,650,000	1,062,851,885
4.00%	10/01/53	1,333,450,000	1,187,291,372
4.50%	10/01/53	1,561,050,000	1,433,360,996
5.00%	10/01/53	2,732,850,000	2,577,953,866
5.50%	10/01/53	2,028,000,000	1,959,951,069

			22,620,273,019

Total Mortgage-Backed
(Cost $34,101,098,306)			31,121,879,759

MUNICIPAL BONDS — 0.34%*

California — 0.06%
California State University Revenue Bonds, University &
College Improvements, Series B
2.27%	11/01/34	9,355,000	6,873,445
Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
5.00%	05/15/44	185,000	184,666
Regents of the University of California Medical Center
Pooled Revenue Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50	17,955,000	11,380,109
3.26%	05/15/60	17,050,000	10,564,236
University of California, Taxable, College & University,
Revenue Bonds, University & College Improvements, Series
AP
3.93%	05/15/45	7,615,000	6,527,742

			35,530,198

Colorado — 0.01%
City & County of Denver Airport System Revenue Bonds,
Series C
2.39%	11/15/31	6,010,000	4,835,794

New Jersey — 0.00%
Jersey City Municipal Utilities Authority Revenue Bonds,
Water Utility Improvements, Series B
5.47%	05/15/27	240,000	241,072
New Jersey Turnpike Authority Revenue Bonds, Highway
Revenue, Series F
3.73%	01/01/36	300,000	250,930

			492,002

New York — 0.25%
City of New York General Obligation Bonds, Public
Improvements
4.77%	10/01/23	4,420,000	4,420,000

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 210

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
City of New York General Obligation Bonds, Public
Improvements, Series D
5.99%	12/01/36	$2,000,000	$2,047,207
City of New York General Obligation Bonds, Public
Improvements, Series F
3.62%	04/01/31	3,145,000	2,794,819
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
5.18%	11/15/49	3,145,000	2,712,511
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
5.51%	08/01/37	25,670,000	25,259,465
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	430,000	408,131
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series B3
2.00%	08/01/35	4,055,000	2,791,450
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series D
2.40%	11/01/32	12,135,000	9,490,680
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	3,090,000	2,296,170
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
FI
4.00%	08/01/33	6,450,000	5,698,704
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
SU
3.88%	08/01/31	3,135,000	2,822,639
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	13,135,000	13,158,204
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Series A, Subseries A-2
4.60%	05/01/31	1,860,000	1,763,426
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Series F, Subseries F-3
5.13%	02/01/35	1,250,000	1,209,372
5.15%	02/01/36	1,250,000	1,205,224
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Series G
2.45%	11/01/34	3,000,000	2,228,842
New York State Dormitory Authority Revenue Bonds,
University & College Improvements
5.29%	03/15/33	44,990,000	44,319,429
5.43%	03/15/39	21,300,000	20,767,894
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series A
4.00%	03/15/47	155,000	137,557

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York State Urban Development Corp. Revenue Bonds,
Public Improvements
5.77%	03/15/39		$150,000	$150,594

				145,682,318

Texas — 0.02%
North Texas Tollway Authority Revenue Bonds
2.33%	01/01/33		765,000	584,847
2.43%	01/01/34		10,000,000	7,520,410
2.53%	01/01/35		8,000,000	5,923,353
Texas A&M University Revenue Bonds, University & College
Improvements, Series B
2.69%	05/15/25		350,000	335,152

				14,363,762

Total Municipal Bonds
(Cost $247,174,760)				200,904,074

U.S. TREASURY SECURITIES — 27.01%

U.S. Treasury Bonds — 9.93%
U.S. Treasury Bonds
3.88%	05/15/43		155,045,000	134,770,587
4.13%	08/15/53		1,711,516,000	1,553,494,466
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.25%	04/15/28	[10]	422,196,034	401,416,073
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
(WI)
1.38%	07/15/33	[10]	439,928,883	406,987,813
U.S. Treasury Bonds (WI)
4.38%	08/15/43		3,619,498,000	3,376,637,647
U.S. Treasury Inflation Indexed Bonds
1.50%	02/15/53	[10]	10,285,300	8,519,063

				5,881,825,649

U.S. Treasury Notes — 17.08%
U.S. Treasury Notes
3.88%	08/15/33		1,052,635,000	994,493,390
4.38%	08/31/28		1,093,370,000	1,082,536,398
U.S. Treasury Notes (WI)
4.50%	09/30/28		4,766,256,000	4,769,421,032
4.63%	09/15/26		2,198,626,000	2,187,975,856
5.13%	09/30/25		1,083,701,000	1,082,629,231

				10,117,055,907

Total U.S. Treasury Securities
(Cost $16,368,948,970)				15,998,881,556

Total Bonds — 115.22%
(Cost $73,595,528,376)				68,239,663,988

Issues			Shares	Value

COMMON STOCK — 0.09%

Communications — 0.09%
Intelsat Emergence SA3,4,5,8
(Luxembourg)			2,400,250	53,765,600

See accompanying Notes to Financial Statements.

211 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues		Shares	Value
COMMON STOCK — 0.09% (continued)

Electric — 0.00%
Homer City Holdings LLC†,4,5,8,11		1,180,703	$—

Total Common Stock
(Cost $145,530,044)			53,765,600

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,4,5,8
(Luxembourg)		251,367	—
Intelsat Jackson Holdings SA, Series B†,3,4,5,8
(Luxembourg)		251,367	—

			—

Total Rights
(Cost $6,492)			—

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 19.80%

Money Market Funds — 8.55%
Dreyfus Government Cash Management Fund
5.22%[12]		1,809,121,000	1,809,121,000
Fidelity Investments Money Market Funds - Government
Portfolio
5.23%[12,13]		23,467,050	23,467,050
JPMorgan U.S. Government Money Market Fund
5.19%[12]		1,001,149,000	1,001,149,000
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.27%[12]		2,228,345,000	2,228,345,000

			5,062,082,050

U.S. Agency Discount Notes — 7.69%
Fannie Mae Discount Notes
5.15%[14]	10/02/23	$500,000,000	500,000,000
Federal Home Loan Bank
5.20%[14]	10/02/23	1,500,000,000	1,500,000,000
5.10%[14]	11/20/23	200,000,000	198,561,230
5.36%[14]	11/27/23	250,000,000	247,944,600
5.38%[14]	12/15/23	150,000,000	148,367,452
5.44%[14]	01/19/24	200,000,000	196,790,280
5.45%[14]	02/22/24	100,000,000	97,892,515
5.46%[14]	03/28/24	250,000,000	243,447,775
5.30%[14]	05/22/24	719,040,000	718,142,803
5.37%[14]	05/21/24	704,100,000	702,096,195

			4,553,242,850

U.S. Treasury Bills — 3.56%
U.S. Treasury Bills
5.39%[14]	12/12/23	500,000,000	494,791,000
5.45%[14]	02/15/24	568,150,000	556,795,835
U.S. Treasury Bills (WI)
5.25%[14]	10/03/23	500,000,000	499,926,950
5.45%[14]	11/28/23	266,275,000	264,031,023

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
5.43%[14]	03/07/24	$300,000,000	$293,050,350

			2,108,595,158

Total Short-Term Investments
(Cost $11,726,999,221)			11,723,920,058

Total Investments - 135.11%
(Cost $85,468,064,133)			80,017,349,646

Liabilities in Excess of Other Assets - (35.11)%			(20,795,059,666)

Net Assets - 100.00%			$59,222,289,980

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $487,280,882, which is 0.82% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Non-income producing security.
[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2023.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Affiliated investment.
[12]	Represents the current yield as of September 30, 2023.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $31,050.
[14]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $13,794,422, which is 0.02% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 212

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 135,823,042	EUR 125,257,000	Citibank N.A.	10/13/23	$3,128,335
USD 40,472,033	EUR 36,707,000	State Street Global Markets LLC	10/13/23	1,585,387
USD 8,877,355	EUR 8,243,000	The Bank of New York Mellon	10/13/23	144,889
USD 3,338,579	EUR 3,018,000	Barclays Bank PLC	10/13/23	141,371
USD 1,266,518,931	EUR 1,160,260,000	Bank of America N.A.	10/13/23	37,363,189
USD 222,800,322	GBP 173,755,000	Citibank N.A.	10/13/23	10,704,765
USD 7,675,455	GBP 5,916,000	State Street Global Markets LLC	10/13/23	454,039

				53,521,975

EUR 17,769,000	USD 19,043,685	Citibank N.A.	10/13/23	(219,570)
EUR 12,017,000	USD 13,212,355	State Street Global Markets LLC	10/13/23	(481,790)
EUR 3,592,000	USD 3,952,601	The Bank of New York Mellon	10/13/23	(147,310)

				(848,670)

NET UNREALIZED APPRECIATION				$52,673,305

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	83,172	12/29/23	$16,859,874,135	$(67,700,017)	$(67,700,017)
U.S. Treasury Five-Year Note	8,387	12/29/23	883,649,078	(6,453,188)	(6,453,188)
U.S. Treasury Ultra Bond	5,850	12/19/23	694,321,875	(46,152,766)	(46,152,766)
U.S. Treasury Ten-Year Note	4,000	12/19/23	432,250,000	(3,508,562)	(3,508,562)
U.S. Treasury Ten-Year Ultra Bond	156	12/19/23	17,403,750	(506,402)	(506,402)

			18,887,498,838	(124,320,935)	(124,320,935)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Future	3,237	12/07/23	(396,695,362)	4,052,896	4,052,896
Euro-Bund Future	2,859	12/07/23	(389,388,938)	12,011,914	12,011,914
Euro-Buxl 30 Year	702	12/07/23	(90,943,152)	8,323,397	8,323,397

			(877,027,452)	24,388,207	24,388,207

TOTAL FUTURES CONTRACTS			$18,010,471,386	$(99,932,728)	$(99,932,728)

See accompanying Notes to Financial Statements.

213 / Semi-Annual Report September 2023

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	$60,665	$549,872	$403,702	$146,170

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

Counterparty	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
REVERSE REPURCHASE AGREEMENTS
Barclays Bank PLC	3.800%	09/14/23	10/02/23	$(490,879,278)	$(490,000,000)	$(490,000,000)
Barclays Bank PLC	2.400%	09/20/23	10/02/23	(244,570,500)	(244,375,000)	(244,375,000)
Barclays Bank PLC	0.300%	09/29/23	10/02/23	(471,886,797)	(471,875,000)	(471,875,000)
JPMorgan Chase	0.500%	09/29/23	10/02/23	(705,966,914)	(705,937,500)	(705,937,500)

TOTAL REVERSE REPURCHASE AGREEMENTS						$(1,912,187,500)

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums (Received)	Unrealized Appreciation
SWAPS: INTEREST RATE
Interest Rate Swap[1]	06/16/53	GBP-SONIA-OIS	Annual	3.52%	Annual	$38,960	$7,489,852	$(604,521)	$8,094,373
Interest Rate Swap[1]	12/20/53	USD-SOFR- COMPOUND	Annual	3.52%	Annual	461,741	35,852,388	—	35,852,388

TOTAL SWAPS CONTRACTS						$500,701	$43,342,240	$(604,521)	$43,946,761

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 214

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 95.62%

ASSET-BACKED SECURITIES — 8.28%**
AmeriCredit Automobile Receivables Trust,
Series 2022-2, Class C
5.32%	04/18/28		$630,000	$619,121
AMMC CLO XI Ltd.,
Series 2012-11A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.27%)
6.64%	04/30/31	[1,2,3]	233,422	232,502
Flatiron CLO 17 Ltd.,
Series 2017-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.24%)
6.61%	05/15/30	[1,2,3]	238,901	238,094
GLS Auto Receivables Issuer Trust,
Series 2020-1A, Class D
3.68%	11/16/26	[1]	630,000	613,098
JPMorgan Chase Bank N.A. - CACLN,
Series 2021-3, Class D
1.01%	02/26/29	[1]	210,376	200,308
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.06%)
6.37%	04/15/31	[1,2,3]	204,545	204,630
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69	[1]	934,613	794,820
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(SOFR30A plus 0.71%)
6.03%	10/27/36	[1,2]	173,018	170,498
Progress Residential Trust,
Series 2019-SFR3, Class E
3.37%	09/17/36	[1]	325,000	314,626
Progress Residential Trust,
Series 2019-SFR4, Class G
3.93%	10/17/36	[1]	755,000	727,756
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36	[1]	838,181	828,991

Total Asset-Backed Securities
(Cost $5,101,839)				4,944,444

CORPORATES — 23.88%*
Banking — 5.37%
Bank of America Corp.
3.42%	12/20/28	[4]	70,000	62,799
Bank of America Corp.
(MTN)
3.82%	01/20/28	[4]	985,000	915,172
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	125,000	110,884
PNC Financial Services Group, Inc. (The)
5.58%	06/12/29	[4]	55,000	53,402

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	$325,000	$316,053
U.S. Bancorp
4.65%	02/01/29	[4]	200,000	187,201
UBS Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	485,000	429,946
2.13%	10/13/26	[3,4]	100,000	100,569
2.59%	09/11/25	[1,3,4]	155,000	149,196
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	930,000	878,232

				3,203,454

Communications — 0.72%
Qwest Corp.
7.25%	09/15/25		250,000	243,125
T-Mobile USA, Inc.
2.25%	02/15/26		200,000	184,305

				427,430

Consumer Discretionary — 0.69%
Imperial Brands Finance PLC
(United Kingdom)
6.13%	07/27/27	[1,3]	135,000	134,465
WarnerMedia Holdings, Inc.
3.76%	03/15/27		300,000	277,048

				411,513

Diversified REITs — 1.13%
Digital Euro Finco LLC
2.63%	04/15/24		385,000	401,822
VICI Properties LP/VICI Note Co., Inc.
5.75%	02/01/27	[1]	285,000	276,202

				678,024

Electric — 1.97%
American Electric Power Co., Inc.
2.03%	03/15/24		620,000	608,498
Eversource Energy
2.90%	03/01/27		200,000	182,625
Metropolitan Edison Co.
4.00%	04/15/25	[1]	250,000	239,819
Pennsylvania Electric Co.
4.15%	04/15/25	[1]	150,000	144,621

				1,175,563

Energy — 0.81%
Southern Co. Gas Capital Corp.
3.88%	11/15/25		500,000	481,690

Finance — 7.94%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	300,000	268,955

See accompanying Notes to Financial Statements.

215 / Semi-Annual Report September 2023

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Air Lease Corp.
3.63%	04/01/27		$200,000	$183,805
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	283,000	239,109
Capital One Financial Corp.
1.34%	12/06/24	[4]	610,000	603,462
Citigroup, Inc.
3.89%	01/10/28	[4]	935,000	872,343
Goldman Sachs Group, Inc. (The)
1.22%	12/06/23		545,000	540,544
JPMorgan Chase & Co.
1.04%	02/04/27	[4]	1,235,000	1,099,068
Morgan Stanley
0.99%	12/10/26	[4]	605,000	539,768
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	245,000	215,932
UBS Group AG
(Switzerland)
1.36%	01/30/27	[1,3,4]	200,000	177,774

				4,740,760

Health Care — 1.03%
Amgen, Inc.
5.15%	03/02/28		195,000	191,862
HCA, Inc.
5.38%	02/01/25		175,000	173,227
5.88%	02/15/26		250,000	248,899

				613,988

Health Care REITs — 0.33%
Healthcare Realty Holdings LP
3.63%	01/15/28		220,000	196,218

Industrials — 0.85%
Amcor Flexibles North America, Inc.
4.00%	05/17/25		300,000	290,250
Berry Global, Inc.
5.50%	04/15/28	[1]	225,000	217,487

				507,737

Insurance — 1.09%
Athene Global Funding
2.51%	03/08/24	[1]	135,000	132,618
(SOFR Index plus 0.70%)
6.04%	05/24/24	[1,2]	150,000	149,293
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[1,4]	370,000	370,053

				651,964

Materials — 0.54%
International Flavors & Fragrances, Inc.
1.83%	10/15/27	[1]	390,000	323,782

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) — 0.43%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.65%	07/12/25	[3]	$225,000	$256,894

Services — 0.44%
Global Payments, Inc.
2.15%	01/15/27		300,000	264,695

Specialized REITs — 0.54%
Extra Space Storage LP
3.88%	12/15/27		205,000	188,045
5.70%	04/01/28		135,000	133,365

				321,410

Total Corporates
(Cost $14,494,837)				14,255,122

MORTGAGE-BACKED — 45.72%**
Non-Agency Commercial Mortgage-Backed — 5.46%
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class A
(CME Term SOFR 1-Month plus 2.11%)
7.45%	06/15/27	[1,2]	205,000	205,269
FS Rialto,
Series 2019-FL1, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.31%)
6.65%	12/16/36	[1,2,3]	369,909	368,223
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A3
3.23%	01/15/48		244,921	239,035
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
7.15%	11/15/35	[1,2]	251,834	252,058
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.68%	10/15/46	[4]	468,464	18
MSCG Trust,
Series 2018-SELF, Class A
(CME Term SOFR 1-Month plus 0.95%)
6.28%	10/15/37	[1,2]	1,188,033	1,183,454
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(CME Term SOFR 1-Month plus 0.92%)
6.25%	12/15/34	[1,2]	1,100,000	1,007,732

				3,255,789

Non-Agency Mortgage-Backed — 12.81%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 11/25/23)
7.40%	06/25/32		9,948	9,556
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
4.65%	05/25/35	[4]	18,430	17,762

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 216

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 10/25/23)
2.86%	07/25/59	[1]	$135,655	$126,950
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		16,109	15,339
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R10, Class M3
(CME Term SOFR 1-Month plus 0.79%)
6.11%	01/25/36	[2]	422,581	411,300
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2006-R2, Class M1
(CME Term SOFR 1-Month plus 0.62%)
5.94%	04/25/36	[2]	410,649	407,668
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		2,484	2,413
Bear Stearns Asset-Backed Securities Trust,
Series 2006-2, Class M5
(CME Term SOFR 1-Month plus 2.14%)
7.46%	07/25/36	[2]	208,998	208,643
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(CME Term SOFR 1-Month plus 1.46%)
6.78%	10/25/37	[1,2]	114,828	114,785
Citigroup Mortgage Loan Trust,
Series 2007-AMC4, Class A2D
(CME Term SOFR 1-Month plus 0.38%)
5.70%	05/25/37	[2]	153,571	149,591
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class M2
(CME Term SOFR 1-Month plus 0.55%)
5.87%	11/25/36	[2]	503,641	489,513
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR31, Class 4A2
4.61%	11/25/32	[4]	15,040	14,553
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(CME Term SOFR 1-Month plus 0.85%)
6.18%	07/19/44	[2]	68,900	62,676
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(CME Term SOFR 1-Month plus 0.89%)
6.21%	09/25/35	[2]	438,104	430,921
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 1A1
(CME Term SOFR 1-Month plus 0.37%)
5.69%	08/25/36	[2]	76,975	76,788
First Franklin Mortgage Loan Trust,
Series 2006-FFH1, Class M1
(CME Term SOFR 1-Month plus 0.67%)
5.99%	01/25/36	[2]	578,639	552,078

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28		$1	$1
GSAMP Trust,
Series 2005-HE5, Class M3
(CME Term SOFR 1-Month plus 0.80%)
6.12%	11/25/35	[2]	156,147	153,351
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.65%)
5.97%	12/25/35	[2]	33,345	32,974
HSI Asset Securitization Corp. Trust,
Series 2006-OPT2, Class M2
(CME Term SOFR 1-Month plus 0.70%)
6.02%	01/25/36	[2]	340,736	331,000
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
4.74%	10/25/34	[4]	69,792	64,096
JPMorgan Mortgage Trust,
Series 2005-A2, Class 9A1
4.13%	04/25/35	[4]	64,512	61,674
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
5.18%	10/25/34	[4]	23,859	22,326
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I2A1
(CME Term SOFR 1-Month plus 0.43%)
5.75%	01/25/47	[2]	134,847	133,674
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
5.73%	10/25/32	[4]	15,970	15,353
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(TSFR12M plus 2.34%)
7.76%	12/25/32	[2]	121,355	115,030
MortgageIT Trust,
Series 2005-1, Class 1A1
(CME Term SOFR 1-Month plus 0.75%)
6.07%	02/25/35	[2]	368,738	353,105
Ownit Mortgage Loan Trust,
Series 2006-3, Class A2D
(CME Term SOFR 1-Month plus 0.65%)
5.97%	03/25/37	[2]	514,687	479,800
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2004-WHQ2, Class M4
(CME Term SOFR 1-Month plus 1.69%)
7.01%	02/25/35	[2]	305,177	294,073
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WHQ3, Class M4
(CME Term SOFR 1-Month plus 1.06%)
6.38%	06/25/35	[2]	32,025	31,845
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 10/25/23)
1.87%	04/25/26	[1]	217,331	206,797

See accompanying Notes to Financial Statements.

217 / Semi-Annual Report September 2023

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		$34,405	$11,427
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(CME Term SOFR 1-Month plus 0.44%)
5.93%	04/25/36	[2]	246,276	240,998
Residential Asset Securities Corp.,
Series 2006-KS5, Class A4
(CME Term SOFR 1-Month plus 0.37%)
5.69%	07/25/36	[2]	387,781	384,933
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.71%	12/25/34	[4]	52,760	47,144
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(CME Term SOFR 1-Month plus 0.79%)
6.11%	06/25/35	[2]	462,717	448,696
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class M1
(CME Term SOFR 1-Month plus 0.83%)
6.15%	09/25/35	[2]	120,587	117,972
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-EQ1A, Class A1
(CME Term SOFR 1-Month plus 0.25%)
5.57%	07/25/36	[1,2]	85,639	84,761
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A1
(CME Term SOFR 1-Month plus 0.29%)
5.61%	04/25/36	[2]	229,691	225,063
Terwin Mortgage Trust,
Series 2006-5, Class 1A2B
(CME Term SOFR 1-Month plus 0.53%)
5.85%	07/25/37	[1,2]	399,413	388,608
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[1,5,6]	948,721	10,789
Towd Point Mortgage Trust,
Series 2019-MH1, Class A1
3.00%	11/25/58	[1,4]	203,065	201,435
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus
1.40%)
6.03%	06/25/42	[2]	8,440	7,683
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
5.35%	06/25/33	[4]	23,344	21,767
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(CME Term SOFR 1-Month plus 0.61%)
5.50%	06/25/35	[2]	78,903	67,331

				7,644,242

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed — 3.47%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ29, Class A1
0.74%	01/25/26		$162,594	$158,347
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ31, Class A1
0.57%	05/25/26		85,785	83,486
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26		210,325	195,342
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.74%	09/25/25	[4]	3,321,607	37,237
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus
0.74%)
5.54%	05/25/44	[2]	105,670	104,995
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q010, Class APT1
4.92%	04/25/46	[4]	27,538	27,388
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44	[4]	83,166	81,459
Ginnie Mae,
Series 2010-159, Class D
4.56%	09/16/44	[4]	109,815	106,982
Ginnie Mae,
Series 2011-165, Class IO (IO)
0.00%	10/16/51	[4]	2,093,244	21
Ginnie Mae,
Series 2011-92, Class C
3.73%	04/16/52	[4]	886,831	822,824
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.34%	01/16/53	[4]	1,604,040	14,995
Ginnie Mae,
Series 2014-157, Class C
3.15%	10/16/54	[4]	456,107	436,214

				2,069,290

U.S. Agency Mortgage-Backed — 23.98%
Fannie Mae Pool 254548
5.50%	12/01/32		44,173	43,975
Fannie Mae Pool 555098
(RFUCCT1Y plus 1.61%)
3.91%	11/01/32	[2]	5,182	5,093
Fannie Mae Pool 555424
5.50%	05/01/33		29,651	29,627
Fannie Mae Pool 655133
7.00%	08/01/32		5,094	5,097

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 218

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 655151
7.00%	08/01/32		$3,891	$3,878
Fannie Mae Pool 762525
6.50%	11/01/33		8,190	8,098
Fannie Mae Pool 770900
(RFUCCT1Y plus 1.56%)
4.94%	04/01/34	[2]	52,834	52,275
Fannie Mae Pool AD0538
6.00%	05/01/24		841	838
Fannie Mae Pool AE0443
6.50%	10/01/39		36,635	37,656
Fannie Mae Pool AL0851
6.00%	10/01/40		31,652	32,715
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X SOFR30A plus 126.17%, 8.50% Cap)
8.50%	09/25/31	[2]	554	542
Fannie Mae REMICS,
Series 2001-60, Class OF
(SOFR30A plus 1.06%)
6.38%	10/25/31	[2]	40,600	40,961
Fannie Mae REMICS,
Series 2002-30, Class FB
(SOFR30A plus 1.11%)
6.43%	08/25/31	[2]	39,571	39,601
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X SOFR30A plus 99.20%, 9.80% Cap)
9.80%	01/25/34	[2]	6,505	6,458
Fannie Mae REMICS,
Series 2004-60, Class FW
(SOFR30A plus 0.56%)
5.88%	04/25/34	[2]	92,622	92,241
Fannie Mae REMICS,
Series 2004-96, Class MT
(-17.50 X SOFR30A plus 123.12%, 7.00% Cap)
7.00%	12/25/34	[2]	10,049	8,916
Fannie Mae REMICS,
Series 2005-73, Class DF
(SOFR30A plus 0.36%)
5.68%	08/25/35	[2]	59,948	59,028
Fannie Mae REMICS,
Series 2007-68, Class SC (IO)
(-1.00 X SOFR30A plus 6.59%, 6.70% Cap)
1.27%	07/25/37	[2]	48,293	3,978
Fannie Mae REMICS,
Series 2010-109, Class PF
(SOFR30A plus 0.51%)
5.83%	10/25/40	[2]	30,061	29,453
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X SOFR30A plus 6.12%, 6.23% Cap)
0.80%	11/25/36	[2]	177,488	13,692

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-95, Class FB
(SOFR30A plus 0.51%)
5.83%	09/25/40	[2]	$35,802	$35,565
Fannie Mae REMICS,
Series 2011-47, Class GF
(SOFR30A plus 0.68%)
6.00%	06/25/41	[2]	591,980	583,182
Fannie Mae REMICS,
Series 2018-79, Class FA
(SOFR30A plus 0.36%)
5.68%	11/25/48	[2]	40,262	39,034
Fannie Mae REMICS,
Series 2019-79, Class FA
(SOFR30A plus 0.61%)
5.93%	01/25/50	[2]	92,132	89,223
Fannie Mae REMICS,
Series 2020-10, Class FA
(SOFR30A plus 0.61%)
5.93%	03/25/50	[2]	266,120	257,641
Freddie Mac REMICS,
Series 2368, Class AF
(SOFR30A plus 1.06%)
6.38%	10/15/31	[2]	33,684	33,848
Freddie Mac REMICS,
Series 2733, Class FB
(SOFR30A plus 0.71%)
6.03%	10/15/33	[2]	288,930	285,697
Freddie Mac REMICS,
Series 3085, Class FW
(SOFR30A plus 0.81%)
6.13%	08/15/35	[2]	191,149	191,390
Freddie Mac REMICS,
Series 3300, Class FA
(SOFR30A plus 0.41%)
5.73%	08/15/35	[2]	177,895	173,573
Freddie Mac REMICS,
Series 3325, Class NF
(SOFR30A plus 0.41%)
5.73%	08/15/35	[2]	35,737	34,868
Freddie Mac REMICS,
Series 3792, Class DF
(SOFR30A plus 0.51%)
5.83%	11/15/40	[2]	2,496	2,495
Freddie Mac REMICS,
Series 3895, Class BF
(SOFR30A plus 0.61%)
5.93%	07/15/41	[2]	120,361	117,337
Freddie Mac REMICS,
Series 3907, Class FM
(SOFR30A plus 0.46%)
5.78%	05/15/26	[2]	1,459	1,459
Freddie Mac REMICS,
Series 3946, Class FD
(SOFR30A plus 0.46%)
5.78%	04/15/41	[2]	12,195	12,186

See accompanying Notes to Financial Statements.

219 / Semi-Annual Report September 2023

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Strips,
Series 263, Class F5
(SOFR30A plus 0.61%)
5.93%	06/15/42	[2]	$142,042	$138,591
Ginnie Mae (TBA)
2.50%	10/20/53		1,100,000	899,205
4.50%	10/20/53		375,000	346,450
5.00%	10/20/53		175,000	165,840
5.50%	10/15/53		475,000	460,973
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.75%	10/20/31	[2]	4,011	3,872
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.88%	06/20/32	[2]	50,064	48,973
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	07/20/32	[2]	4,981	4,827
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.88%	04/20/33	[2]	42,487	41,276
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.75%	12/20/23	[2]	139	139
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	08/20/25	[2]	4,587	4,517
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	08/20/42	[2]	37,989	37,167
Ginnie Mae,
Series 2004-2, Class FW
(CME Term SOFR 1-Month plus 1.51%)
6.84%	01/16/34	[2]	255,174	257,057
Ginnie Mae,
Series 2009-92, Class FC
(CME Term SOFR 1-Month plus 0.91%)
6.25%	10/16/39	[2]	59,689	59,724
Ginnie Mae,
Series 2010-19, Class FD
(CME Term SOFR 1-Month plus 0.56%)
5.90%	07/16/39	[2]	12,765	12,819
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.99%, 0.60% Cap)
0.60%	06/16/37	[2]	929,120	4,379

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53	[2]	$548,466	$539,870
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.46%	08/20/53	[2]	523,582	519,742
UMBS (TBA)
2.00%	10/15/53		875,000	665,405
2.50%	10/01/53		950,000	753,802
3.00%	10/01/53		1,425,000	1,178,464
3.50%	10/01/53		200,000	172,031
4.00%	10/01/53		1,000,000	890,391
4.50%	10/01/53		1,300,000	1,193,664
5.00%	10/01/53		2,400,000	2,263,970
5.50%	10/01/53		1,325,000	1,280,540

				14,315,308

Total Mortgage-Backed
(Cost $28,324,642)				27,284,629

MUNICIPAL BONDS — 0.34%*

Massachusetts — 0.34%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31		214,714	202,089

Total Municipal Bonds
(Cost $209,488)

U.S. TREASURY SECURITIES — 17.40%

U.S. Agency Discount Notes — 3.34%
U.S. International Development Finance Corp.,
Series 2
1.49%	08/15/31		2,317,838	1,997,498

U.S. Treasury Bonds — 0.01%
U.S. Treasury Bonds
4.13%	08/15/53		5,000	4,538

U.S. Treasury Notes — 14.05%
U.S. Treasury Notes
3.88%	08/15/33		20,000	18,895
4.38%	08/31/28		1,645,000	1,628,701
U.S. Treasury Notes (WI)
4.50%	09/30/28		4,170,000	4,172,769
4.63%	09/15/26		2,220,000	2,209,246
5.13%	09/30/25		355,000	354,649

				8,384,260

Total U.S. Treasury Securities
(Cost $10,712,204)				10,386,296

Total Bonds — 95.62%
(Cost $58,843,010)				57,072,580

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 220

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 21.02%

Money Market Funds — 7.12%
Dreyfus Government Cash Management Fund
5.22%[7]		1,228,000	$1,228,000
Fidelity Investments Money Market Funds - Government Portfolio
5.23%[7]		20,519	20,519
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.27%[7]		3,004,000	3,004,000

			4,252,519

U.S. Treasury Bills — 13.90%
U.S. Treasury Bills (WI)
5.43%[8]	03/07/24	$3,500,000	3,418,921
5.45%[8]	03/21/24	5,000,000	4,873,769

			8,292,690

Total Short-Term Investments
(Cost $12,545,725)			12,545,209

Total Investments - 116.64%
(Cost $71,388,735)			69,617,789

Liabilities in Excess of Other Assets - (16.64)%			(9,933,033)

Net Assets - 100.00%			$59,684,756

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $10,789, which is 0.02% of total net assets.
[7]	Represents the current yield as of September 30, 2023.
[8]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro (GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 519,788	EUR 476,000	Citibank N.A.	10/13/23	$15,523
USD 265,791	GBP 207,000	Citibank N.A.	10/13/23	13,115

NET UNREALIZED APPRECIATION				$28,638

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	131	12/29/23	$26,555,133	$(76,984)	$(76,984)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	147	12/29/23	(15,487,828)	136,432	136,432
U.S. Treasury Ten-Year Ultra Bond	25	12/19/23	(2,789,063)	79,840	79,840
U.S. Treasury Ultra Bond	4	12/19/23	(474,750)	36,743	36,743
			(18,751,641)	253,015	253,015

TOTAL FUTURES CONTRACTS			$7,803,492	$176,031	$176,031

See accompanying Notes to Financial Statements.

221 / Semi-Annual Report September 2023

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	$390	$3,535	$2,595	$940

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 222

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 116.83%

ASSET-BACKED SECURITIES — 14.78%**
321 Henderson Receivables VI LLC,
Series 2010-1A, Class B
9.31%	07/15/61	[1]	$153,727	$157,267
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.30%	01/21/32	[1,2,3]	5,270,000	5,219,039
AMSR Trust,
Series 2020-SFR1, Class G
4.31%	04/17/37	[1]	10,503,000	9,869,993
AMSR Trust,
Series 2020-SFR3, Class H
6.50%	09/17/37	[1]	6,000,000	5,698,287
AMSR Trust,
Series 2022-SFR3, Class E1
4.00%	10/17/39	[1]	10,000,000	8,724,503
Barings CLO Ltd.,
Series 2020-4A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.14%	01/20/32	[1,2,3]	8,300,000	8,163,415
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(CME Term SOFR 1-Month plus 0.56%)
5.88%	04/25/35	[1,3]	425,413	399,416
Blackrock Rainier CLO VI Ltd.,
Series 2021-6A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.29%	04/20/33	[1,2,3]	10,000,000	9,924,800
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.09%	07/20/29	[1,2,3]	5,500,000	5,418,936
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28	[1]	19,250	3,389,502
Carvana Auto Receivables Trust,
Series 2021-N4, Class R
0.00%	09/12/28	[1]	26,800	2,613,000
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28	[1]	14,200	4,585,118
Carvana Auto Receivables Trust,
Series 2022-N1, Class R
0.00%	12/11/28	[1]	71,000	10,896,469
Carvana Auto Receivables Trust,
Series 2022-P2, Class R
1.00%	05/10/29	[1]	54,850	10,306,287
Carvana Auto Receivables Trust,
Series 2023-P3, Class R
0.00%	08/12/30	†,1	16,200	3,386,448

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.74%	10/25/34	[1,2,3]	$1,000,000	$991,010
CF Hippolyta Issuer, LLC,
Series 2020-1, Class B1
2.28%	07/15/60	[1]	7,195,616	6,330,108
CIFC Funding 2014 Ltd.,
Series 2014-1A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.97%	01/18/31	[1,2,3]	8,525,000	8,406,630
CIT Education Loan Trust,
Series 2007-1, Class B
(SOFR90A plus 0.56%)
5.81%	06/25/42	[1,3]	1,237,360	1,086,631
Clover CLO LLC,
Series 2018-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.29%	04/20/32	[1,2,3]	15,800,000	15,655,430
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.45%	03/15/52	[1,4]	608,255	1,299
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.19%	10/15/52	[1,4]	4,117,985	87,266
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[1]	5,197,000	4,542,910
CoreVest American Finance Trust,
Series 2020-4, Class XA (IO)
3.99%	12/15/52	[1,4]	20,165,159	1,241,851
CoreVest American Finance Trust,
Series 2020-4, Class XB (IO)
2.94%	12/15/52	[1,4]	12,500,000	898,905
CoreVest American Finance Trust,
Series 2021-3, Class XA (IO)
2.53%	10/15/54	[1,4]	67,865,986	3,981,243
DataBank Issuer,
Series 2021-1A, Class A2
2.06%	02/27/51	[1]	6,047,860	5,313,707
Exeter Automobile Receivables Trust,
Series 2023-3A, Class D
6.68%	04/16/29		6,120,000	6,094,161
Flexential Issuer,
Series 2021-1A, Class C
6.93%	11/27/51	[1]	9,755,000	8,289,732
FRTKL,
Series 2021-SFR1, Class G
4.11%	09/17/38	[1]	9,435,000	8,006,709
GBX Leasing,
Series 2022-1, Class A
2.87%	02/20/52	[1]	9,449,915	8,026,645

See accompanying Notes to Financial Statements.

223 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,2]	$211,328	$206,416
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
6.10%	08/25/42	[3]	225,555	204,831
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.09%	01/20/33	[1,2,3]	3,905,000	3,863,025
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.79%)
7.16%	08/05/33	[1,2,3]	9,600,000	9,488,064
J.G. Wentworth XXXVII LLC,
Series 2016-1A, Class A
3.41%	06/15/67	[1]	4,787,886	3,985,334
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60	[1]	2,871,799	2,415,512
LAD Auto Receivables Trust,
Series 2023-3A, Class D
6.92%	12/16/30	[1]	4,000,000	3,987,483
Madison Park Funding XXVII Ltd.,
Series 2018-27A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.94%	04/20/30	[1,2,3]	2,530,000	2,490,026
Magnetite XXI Ltd.,
Series 2019-21A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.94%	04/20/34	[1,2,3]	8,000,000	7,853,808
MetroNet,
Series 2023-3, Class A
7.95%	04/20/53	[1,5,6]	2,650,000	2,650,000
Nelnet Student Loan Trust,
Series 2006-2, Class B
(SOFR90A plus 0.46%)
5.52%	01/25/38	[3]	2,083,625	1,790,350
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(SOFR30A plus 0.71%)
6.03%	10/27/36	[1,3]	51,588	50,836
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(SOFR30A plus 0.70%)
6.02%	04/25/46	[1,3]	1,105,241	1,085,942
Neuberger Berman Loan Advisers CLO 24 Ltd.,
Series 2017-24A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.08%	04/19/30	[1,2,3]	750,000	743,396

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.73%	07/15/36	[1,2,3]	$6,400,000	$6,366,976
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.62%	02/24/37	[1,2,3]	5,000,000	4,969,880
OHA Credit Funding 8 Ltd.,
Series 2021-8A, Class B1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.07%	01/18/34	[1,2,3]	6,650,000	6,508,754
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.34%	01/20/34	[1,2,3]	4,850,000	4,765,440
Progress Residential Trust,
Series 2019-SFR3, Class F
3.87%	09/17/36	[1]	8,200,000	7,903,844
Progress Residential Trust,
Series 2020-SFR1, Class H
5.27%	04/17/37	[1]	7,100,000	6,681,206
Progress Residential Trust,
Series 2021-SFR2, Class G
4.25%	04/19/38	[1]	7,956,000	7,034,799
Progress Residential,
Series 2021-SFR1, Class F
2.76%	04/17/38	[1]	4,237,000	3,680,675
Progress Residential,
Series 2021-SFR3, Class F
3.44%	05/17/26	[1]	3,700,000	3,219,428
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26	[1]	15,752,000	13,923,164
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.17%	10/15/32	[1,2,3]	3,890,000	3,836,707
RRE 15 Loan Management DAC,
Series 15X, Class A1
(Ireland)
(3-Month Euribor plus 1.75%)
4.85%	10/15/35	[2,3]	5,000,000	5,300,314
Sabey Data Center Issuer LLC,
Series 2020-1, Class A2
3.81%	04/20/45	[1]	7,905,000	7,546,738
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	8,849,390	7,736,648

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 224

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.55%)
5.68%	08/15/31	[3]	$282,992	$241,589
SLM Student Loan EDC Repackaging Trust,
Series 2013-M1, Class M1R
0.00%	10/28/29	[1]	6,250	3,160,141
SLM Student Loan Trust,
Series 2003-12, Class B
(SOFR90A plus 0.85%)
6.07%	12/15/68	[3]	2,700,380	2,601,906
SLM Student Loan Trust,
Series 2003-4, Class A5D
(SOFR90A plus 1.01%)
6.23%	03/15/33	[1,3]	1,302,901	1,262,710
SLM Student Loan Trust,
Series 2003-7, Class B
(SOFR90A plus 0.83%)
6.05%	09/15/39	[3]	1,923,900	1,767,767
SLM Student Loan Trust,
Series 2004-10, Class B
(SOFR90A plus 0.63%)
5.69%	01/25/40	[3]	6,642,853	6,120,704
SLM Student Loan Trust,
Series 2004-2, Class B
(SOFR90A plus 0.73%)
5.79%	07/25/39	[3]	330,925	308,112
SLM Student Loan Trust,
Series 2005-3, Class B
(SOFR90A plus 0.41%)
5.47%	04/25/40	[3]	2,179,282	2,018,071
SLM Student Loan Trust,
Series 2006-8, Class B
(SOFR90A plus 0.49%)
5.55%	01/25/41	[3]	2,250,397	2,058,930
SLM Student Loan Trust,
Series 2007-7, Class B
(SOFR90A plus 1.01%)
6.07%	10/27/70	[3]	2,195,000	1,993,804
SLM Student Loan Trust,
Series 2007-8, Class B
(SOFR90A plus 1.26%)
6.32%	04/27/83	[3]	3,607,407	3,382,038
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.52%	01/25/83	[3]	1,000,000	991,836
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.52%	04/26/83	[3]	710,000	659,745
SLM Student Loan Trust,
Series 2008-4, Class A4
(SOFR90A plus 1.91%)
6.97%	07/25/22	[3]	664,474	665,994

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-4, Class B
(SOFR90A plus 2.11%)
7.17%	04/25/73	[3]	$710,000	$687,110
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.17%	07/25/73	[3]	7,315,000	7,097,965
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.42%	07/25/23	[3]	7,690,171	7,599,616
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[3]	710,000	672,068
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.17%	07/26/83	[3]	820,000	757,584
SLM Student Loan Trust,
Series 2012-1, Class A3
(SOFR30A plus 1.06%)
6.38%	09/25/28	[3]	577,327	563,914
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29	[3]	857,906	827,898
SLM Student Loan Trust,
Series 2012-7, Class B
(SOFR30A plus 1.91%)
7.23%	09/25/43	[3]	2,200,000	2,048,965
SLM Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.71%)
6.03%	02/26/29	[3]	729,095	699,043
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44	[1]	5,000,000	4,806,063
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	1,311,361	1,313,715
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	986,729	994,661
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,3]	150,000	138,611
TCI-Flatiron CLO Ltd.,
Series 2017-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.82%)
7.20%	11/18/30	[1,2,3]	5,090,000	5,037,064

See accompanying Notes to Financial Statements.

225 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Textainer Marine Containers VII Ltd.,
Series 2020-3A, Class A
(Bermuda)
2.11%	09/20/45	[1,2]	$6,324,900	$5,523,564
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45	[1]	2,752,750	2,390,267
TIF Funding II, LLC,
Series 2021-1A, Class B
2.54%	02/20/46	[1]	3,120,500	2,556,017
Trestles CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.76%	10/20/34	[1,2,3]	7,025,000	6,956,246
Triton Container Finance VIII, LLC,
Series 2021-1A, Class B
2.58%	03/20/46	[1]	2,413,688	2,001,072
Westlake Automobile Receivables Trust,
Series 2023-3A, Class D
6.47%	03/15/29	[1]	9,640,000	9,551,009

Total Asset-Backed Securities (Cost $424,047,058)				387,452,112

BANK LOANS — 3.57%*

Communications — 0.20%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.39%	12/17/27	[3]	1,473,552	1,456,672
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.95%	04/15/27	[3]	906,190	823,500
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27	[3]	513,497	500,524
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(SOFR plus 1.75%)
7.07%	04/11/25	[3]	1,178,058	1,179,001
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	03/09/27	[3]	563,487	461,806
(SOFR plus 4.33%)
9.64%	03/09/27	[3]	1,042,382	852,147

				5,273,650

Consumer Discretionary — 0.17%
ADMI Corp.,
Term Loan B2, 1st Lien
(SOFR plus 3.49%)
8.81%	12/23/27	[3]	562,932	523,245

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28	[3]	$1,173,604	$776,533
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.85%)
7.17%	06/22/26	[3]	114,995	115,087
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.49%	01/24/30	[3]	1,110,195	911,576
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.24%	10/01/26	[3]	584,256	584,013
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.23%	03/31/28	[3]	1,707,960	1,668,104

				4,578,558

Electric — 0.02%
Homer City Generation LP,
Term Loan, 1st Lien (France)
(LIBOR plus 11.00%)
15.71%	04/05/23	[2,3,5,6]	631,392	418,297

Entertainment — 0.03%
Formula One Management Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.05%	01/15/30	[3]	141,635	141,795
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.18%	05/16/25	[3]	590,017	590,017

				731,812

Finance — 0.12%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(SOFR plus 2.35%)
7.67%	12/01/27	[3]	1,954,774	1,956,973
Term Loan B6, 1st Lien
(SOFR plus 2.50%)
7.82%	06/22/28	[3]	175,373	175,581
DCG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 4.60%)
9.92%	09/30/26	[3]	364,700	362,534
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.14%	04/09/27	[3]	199,169	194,647

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 226

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Mozart Borrower, LP,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.68%	10/23/28	[3]	$492,500	$491,744

				3,181,479

Food — 0.02%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	10/01/25	[3]	140,798	135,870
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
9.27%	05/23/25	[3]	547,449	479,856

				615,726

Gaming — 0.07%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	01/26/29	[3]	685,978	680,226
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29	[3]	606,238	606,238
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
8.43%	04/13/29	[2,3]	581,613	582,340

				1,868,804

Health Care — 0.25%
Bausch + Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.76%	05/10/27	[3]	310,739	302,625
Term Loan, 1st Lien (Canada)
(SOFR plus 3.00%)
9.42%	09/14/28	[2,3]	360,519	356,463
Curia Global, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	08/28/26	[3]	1,088,861	909,885
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.49%	12/30/26	[3]	816,323	816,364
ICON Luxembourg SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.51%)
7.90%	07/03/28	[2,3]	441,669	442,044
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	05/05/28	[3]	563,353	563,550

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28	[3]	$393,480	$393,381
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	03/31/27	[3]	1,116,787	1,046,831
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.68%	11/15/28	[3]	995,686	989,916
PRA Health Sciences, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.51%)
7.90%	07/03/28	[3]	110,042	110,136
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/19/30	[3]	409,689	401,182
U.S. Renal Care, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.26%)
10.35% -10.61%	06/20/28	[3]	245,103	164,219

				6,496,596

Health Care REITs — 0.11%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.27%	07/17/28	[3]	3,191,215	2,882,353

Industrials — 0.89%
Arterrsa Services LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.60%)
8.99%	03/06/25	[2,3]	1,955,000	1,837,710
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.65%	10/16/28	[3]	516,295	457,406
Berry Global, Inc.,
Term Loan Z, 1st Lien
(SOFR plus 2.01%)
6.51%	07/01/26	[3]	4,318,478	4,323,250
DIRECTV Financing LLC,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.43%	08/02/27	[3]	1,843,845	1,806,203
DTI Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.12%	04/26/29	[3]	242,531	236,706
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	10/21/28	[3]	327,945	328,810

See accompanying Notes to Financial Statements.

227 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29	[3]	$417,927	$417,339
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.90%	04/15/28	[3]	3,421,250	3,131,983
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.17%	03/20/25	[3]	154,018	146,799
Plaze, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.64%)
8.95%	08/03/26	[3]	3,403,750	3,294,200
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.61%)
8.93%	08/03/26	[2,3]	1,685,203	1,630,965
ProAmpac PG Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.26% - 9.39%	11/03/25	[3]	3,169,075	3,158,776
(SOFR plus 4.75%)
9.84%	11/03/28	[3]	1,349,484	1,345,098
TransDigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.64%	08/24/28	[3]	1,242,284	1,244,321

				23,359,566

Information Technology — 0.75%
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.67%	12/06/27	[3]	586,745	575,653
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29	[3]	440,815	433,791
Central Parent, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29	[2,3]	748,076	749,143
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.68%	12/16/25	[3]	926,250	890,691
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.15%	08/14/25	[3]	5,065,051	4,820,029
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82% - 7.89%	07/06/29	[3]	69,427	69,427

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% - 8.99%	10/01/27	[3]	$2,203,358	$2,155,160
IQVIA, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.01%)
7.40%	06/11/25	[3]	1,113,607	1,117,978
MH Sub I LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.68%	05/03/28	[3]	282,954	274,222
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.60%)
6.92%	09/10/27	[3]	2,005,565	1,995,547
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.17%	05/30/25	[2,3]	228,833	229,254
(SOFR plus 2.85%)
8.17%	01/31/30	[2,3]	449,932	450,521
Oracle Corp.,
Term Loan A1, 1st Lien
(SOFR plus 0.60%)
6.46%	08/16/27	[3]	1,656,374	1,654,303
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	09/23/26	[3]	602,276	602,071
RealPage, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.43%	04/24/28	[3]	157,985	156,372
Sophia LP,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.92%	10/07/27	[3]	193,940	193,739
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.66%	03/03/28	[3]	3,675,652	3,191,219

				19,559,120

Insurance — 0.11%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.93%	02/15/27	[3]	1,118,136	1,104,758
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28	[3]	990,000	961,844

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 228

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Insurance (continued)
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.68%	12/23/26	[3]	$775,036	$760,504

				2,827,106

Materials — 0.27%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.82%	08/18/28	[3]	973,419	963,686
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.03%)
9.42%	07/03/28	[3]	2,786,495	2,481,722
Schweitzer-Mauduit International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	04/20/28	[3]	3,543,438	3,508,003

				6,953,411

Office REITs — 0.11%
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.12%	02/17/28	[3]	2,933,551	2,931,263

Retail — 0.27%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.57%	09/13/30	[2,3]	411,202	410,132
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.68%	02/19/28	[3]	2,728,383	2,715,368
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.93%	03/31/28	[3]	3,519,000	3,488,209
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.20%	03/15/28	[3]	460,549	461,042

				7,074,751

Services — 0.13%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27	[3]	1,297,955	1,291,465
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[3]	123,447	122,316
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.74%	06/22/29	[3]	267,469	265,018

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
GTCR W Merger Sub LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.34%	09/20/30	[3]	$971,664	$972,019
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.61%)
8.93%	12/15/28	[3]	536,280	531,922
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.42%	11/02/27	[3]	170,815	162,787

				3,345,527

Specialized REITs — 0.05%
Greystar Real Estate Partners, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.15%	08/07/30	[3]	1,381,308	1,381,308

Total Bank Loans
(Cost $95,569,477)				93,479,327

CORPORATES — 27.83%*

Banking — 6.76%
Bank of America Corp.
2.30%	07/21/32	[4]	2,780,000	2,109,746
3.42%	12/20/28	[4]	3,086,000	2,768,545
Bank of America Corp.
(MTN)
1.92%	10/24/31	[4]	7,570,000	5,716,772
2.09%	06/14/29	[4]	8,194,000	6,859,248
3.97%	03/05/29	[4]	1,185,000	1,087,288
(CME Term SOFR 3-Month plus 0.91%)
6.32%	12/01/26	[3]	4,400,000	4,306,591
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	11,725,000	10,520,066
Bank of America Corp.,
Series RR
4.38%[4,7]			2,340,000	1,975,646
Comerica, Inc.
5.63%[4,7]			2,145,000	1,970,774
Discover Bank
(BKNT)
3.45%	07/27/26		2,811,000	2,557,637
DNB Bank ASA
(Norway)
1.61%	03/30/28	[1,2,4]	633,000	543,623
Global Bank Corp.,
Series REGS
(Panama)
5.25%	04/16/29	[2,4]	200,000	182,688
HSBC Holdings PLC
(United Kingdom)
2.01%	09/22/28	[2,4]	135,000	114,616

See accompanying Notes to Financial Statements.

229 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
2.21%	08/17/29	[2,4]	$15,725,000	$12,981,537
2.80%	05/24/32	[2,4]	2,225,000	1,725,140
4.76%	06/09/28	[2,4]	2,260,000	2,139,060
6.33%	03/09/44	[2,4]	1,115,000	1,071,367
JPMorgan Chase & Co.
1.58%	04/22/27	[4]	10,250,000	9,148,037
2.07%	06/01/29	[4]	510,000	430,233
2.58%	04/22/32	[4]	1,020,000	805,531
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[2,4]	2,000,000	1,774,142
3.57%	11/07/28	[2,4]	3,240,000	2,896,118
3.87%	07/09/25	[2,4]	4,000,000	3,922,954
4.98%	08/11/33	[2,4]	685,000	610,138
Macquarie Group Ltd.
(Australia)
2.69%	06/23/32	[1,2,4]	2,290,000	1,750,482
2.87%	01/14/33	[1,2,4]	4,760,000	3,601,836
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[2,4]	1,542,000	1,525,819
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34	[4]	5,840,000	5,297,001
6.04%	10/28/33	[4]	1,165,000	1,130,798
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[2,4]	13,951,000	13,566,944
1.67%	06/14/27	[2,4]	2,620,000	2,294,143
4.80%	11/15/24	[2,4]	545,000	543,999
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,2]	3,415,000	3,408,139
U.S. Bancorp
3.70%[4,7]			1,980,000	1,456,008
4.84%	02/01/34	[4]	6,710,000	5,923,750
5.84%	06/12/34	[4]	1,630,000	1,536,626
5.85%	10/21/33	[4]	1,320,000	1,251,320
UBS Group AG
(Switzerland)
1.31%	02/02/27	[1,2,4]	6,855,000	6,076,862
2.88%	04/02/32	[2,4]	1,500,000	1,368,033
3.09%	05/14/32	[1,2,4]	9,460,000	7,502,687
3.87%	01/12/29	[1,2,4]	785,000	711,070
4.19%	04/01/31	[1,2,4]	790,000	690,224
6.54%	08/12/33	[1,2,4]	7,884,000	7,787,815
7.75%	03/01/29	[2,4]	635,000	744,179
9.02%	11/15/33	[1,2,4]	6,795,000	7,878,577
UBS Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33	[2]	1,920,000	1,384,529
Wells Fargo & Co.
(MTN)
3.35%	03/02/33	[4]	23,935,000	19,340,256

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
4.90%	07/25/33	[4]	$2,400,000	$2,173,042

				177,161,636

Communications — 2.17%
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27	[1,2]	300,000	264,672
Cable One, Inc.
4.00%	11/15/30	[1]	3,414,000	2,607,443
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50		4,765,000	3,335,434
5.38%	05/01/47		3,050,000	2,328,938
5.75%	04/01/48		2,347,000	1,875,795
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53		1,885,000	1,410,542
CommScope, Inc.
4.75%	09/01/29	[1]	2,658,000	1,983,533
CSC Holdings LLC
4.63%	12/01/30	[1]	500,000	268,730
5.38%	02/01/28	[1]	650,000	530,044
6.50%	02/01/29	[1]	2,650,000	2,198,416
7.50%	04/01/28	[1]	2,522,000	1,641,759
11.25%	05/15/28	[1]	1,000,000	996,702
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1,8,9]	5,900,000	132,750
Frontier Communications Holdings LLC
5.00%	05/01/28	[1]	3,000,000	2,566,968
6.75%	05/01/29	[1]	1,640,000	1,263,927
8.63%	03/15/31	[1]	1,924,000	1,808,371
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[2]	4,505,000	3,977,554
Gray Escrow II, Inc.
5.38%	11/15/31	[1]	1,329,000	868,759
Gray Television, Inc.
7.00%	05/15/27	[1]	1,100,000	944,726
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,2]	3,214,000	2,856,219
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,1,2,5,6,8,9	7,892,000	—
9.75%	07/15/25	†,1,2,5,6,8,9	6,820,000	—
Netflix, Inc.
4.63%	05/15/29		3,910,000	4,180,007
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[1]	1,815,000	1,597,200
Scripps Escrow, Inc.
5.88%	07/15/27	[1]	2,082,000	1,545,552
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[1]	8,494,000	5,727,907

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 230

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Tele Columbus AG,
Series REGS
(Georgia)
3.88%	05/02/25	[2]	$1,930,000	$1,192,169
Tencent Holdings Ltd.
(Cayman Islands)
3.84%	04/22/51	[1,2]	1,585,000	1,017,967
Time Warner Cable LLC
5.50%	09/01/41		4,443,000	3,478,439
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[1,2]	2,495,000	1,968,046
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32	[2]	2,800,000	2,289,872

				56,858,441

Consumer Discretionary — 1.55%
Bacardi Ltd.
(Bermuda)
5.15%	05/15/38	[1,2]	1,500,000	1,317,307
BAT Capital Corp.
2.73%	03/25/31		915,000	705,735
4.54%	08/15/47		500,000	344,548
4.76%	09/06/49		8,059,000	5,676,597
5.65%	03/16/52		1,625,000	1,302,077
Becle, SAB de CV
(Mexico)
2.50%	10/14/31	[1,2]	4,450,000	3,403,427
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,2]	1,500,000	1,463,410
4.25%	07/21/25	[1,2]	1,880,000	1,812,447
Reynolds American, Inc.
5.85%	08/15/45		7,245,000	6,001,158
Triton Water Holdings, Inc.
6.25%	04/01/29	[1]	4,875,000	4,009,688
WarnerMedia Holdings, Inc.
4.28%	03/15/32		5,000	4,245
5.05%	03/15/42		7,970,000	6,171,964
5.14%	03/15/52		11,287,000	8,386,082

				40,598,685

Diversified REITs — 1.24%
American Assets Trust LP
3.38%	02/01/31		4,005,000	3,004,479
American Tower Corp.
0.88%	05/21/29		1,765,000	1,526,270
1.00%	01/15/32		1,770,000	1,404,909
2.70%	04/15/31		3,045,000	2,417,791
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[2]	525,000	452,535

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Diversified REITs (continued)
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32	[2]	$2,600,000	$1,988,021
1.50%	03/15/30	[2]	2,140,000	1,829,566
Digital Intrepid Holding BV
(Netherlands)
1.38%	07/18/32	[2]	1,000,000	777,484
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		2,280,000	2,128,084
5.75%	06/01/28		6,241,000	5,989,990
LXP Industrial Trust
2.70%	09/15/30		2,000,000	1,550,670
VICI Properties LP
4.95%	02/15/30		70,000	64,588
5.13%	05/15/32		5,106,000	4,583,630
5.63%	05/15/52		518,000	432,519
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27	[1]	120,000	109,556
3.88%	02/15/29	[1]	1,855,000	1,604,906
4.13%	08/15/30	[1]	493,000	421,702
4.50%	09/01/26	[1]	1,150,000	1,089,510
4.50%	01/15/28	[1]	861,000	786,635
4.63%	06/15/25	[1]	320,000	309,363

				32,472,208

Electric — 1.08%
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	8,130,000	6,744,117
Cleco Power LLC
6.00%	12/01/40		825,000	746,538
Comision Federal de Electricidad,
Series REGS
(Mexico)
3.88%	07/26/33	[2]	650,000	495,625
Dominion Energy, Inc.
5.75%	10/01/54	[4]	2,515,000	2,446,757
Duke Energy Carolinas LLC
3.70%	12/01/47		1,810,000	1,294,334
Duke Energy Corp.
3.85%	06/15/34		3,840,000	3,623,041
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	3,153,000	2,737,624
Metropolitan Edison Co.
4.00%	04/15/25	[1]	2,625,000	2,518,102
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29	[2]	350,000	318,213
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28		2,190,000	2,032,459
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42	[2]	1,670,000	1,512,301
4.50%	10/28/34	[2]	645,000	720,408

See accompanying Notes to Financial Statements.

231 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
4.75%	10/28/42	[2]	$2,705,000	$3,043,603

				28,233,122

Energy — 1.74%
Ecopetrol SA
(Colombia)
8.88%	01/13/33	[2]	780,000	762,333
Energy Transfer LP
4.40%	03/15/27		748,000	708,721
5.15%	03/15/45		911,000	733,819
5.40%	10/01/47		4,131,000	3,403,910
6.13%	12/15/45		500,000	446,877
Energy Transfer LP,
Series B
6.63%[4,7]			3,889,000	3,113,977
Energy Transfer Operating LP
5.30%	04/15/47		1,765,000	1,440,646
6.25%	04/15/49		5,000	4,595
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[1,2]	1,774,200	1,482,637
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		2,917,000	2,717,331
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33	[2]	1,586,000	1,193,037
4.75%	04/19/27	[2]	205,000	192,464
KazMunayGas National Co. JSC,
Series REGS (EMTN)
(Kazakhstan)
5.38%	04/24/30	[2]	2,424,000	2,209,646
Kinder Morgan Energy Partners LP
5.00%	08/15/42		1,090,000	882,429
National Gas Transmission PLC,
(EMTN)
(United Kingdom)
4.25%	04/05/30	[2]	970,000	1,010,845
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[1]	1,631,000	1,613,525
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30	[1,2]	4,079,000	3,409,922
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48	[2]	557,000	319,285
6.75%	09/21/47	[2]	3,555,000	2,110,057
6.95%	01/28/60	[2]	1,595,000	946,632
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30		2,000,000	1,719,266
QatarEnergy,
Series REGS
(Qatar)
2.25%	07/12/31	[2]	1,000,000	802,590

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
QazaqGaz NC JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27	[2]	$650,000	$600,763
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	1,032,000	895,260
6.88%	04/15/40	[1]	3,175,000	2,791,270
Sabine Pass Liquefaction LLC
4.50%	05/15/30		143,000	131,191
Southern Co. Gas Capital Corp.
3.88%	11/15/25		2,410,000	2,321,747
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26	[2]	2,776,000	2,768,435
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		3,846,000	3,297,945
Venture Global Calcasieu Pass LLC
4.13%	08/15/31	[1]	2,000,000	1,644,495

				45,675,650

Finance — 3.91%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28	[2]	12,100,000	10,380,699
3.30%	01/30/32	[2]	2,649,000	2,109,958
American Express Co.,
Series D
3.55%[4,7]			2,350,000	1,878,809
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,2]	5,278,000	4,459,422
2.88%	02/15/25	[1,2]	4,555,000	4,299,514
3.95%	07/01/24	[1,2]	1,035,000	1,013,919
Capital One Financial Corp.
3.27%	03/01/30	[4]	2,675,000	2,239,220
Charles Schwab Corp. (The)
Series K
5.00%[4,7]			2,020,000	1,693,209
Citigroup, Inc.
2.57%	06/03/31	[4]	5,901,000	4,707,852
2.67%	01/29/31	[4]	1,009,000	818,776
2.98%	11/05/30	[4]	2,380,000	1,990,726
3.06%	01/25/33	[4]	12,733,000	10,061,248
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[4]	1,940,000	1,760,664
Gaci First Investment Co.
(Cayman Islands)
5.25%	10/13/32	[2]	650,000	634,920
GGAM Finance Ltd.
(Cayman Islands)
8.00%	06/15/28	[1,2]	2,854,000	2,848,064
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	5,565,000	5,521,133
1.95%	10/21/27	[4]	6,295,000	5,559,671

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 232

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
2.65%	10/21/32	[4]	$9,522,000	$7,353,966
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29		460,000	372,600
5.25%	05/15/27		1,558,000	1,373,112
6.25%	05/15/26		2,023,000	1,885,780
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[1]	2,249,000	1,932,039
JPMorgan Chase & Co.
1.56%	12/10/25	[4]	2,290,000	2,164,488
1.95%	02/04/32	[4]	1,415,000	1,073,794
2.55%	11/08/32	[4]	5,530,000	4,287,659
Morgan Stanley
0.79%	05/30/25	[4]	1,395,000	1,340,238
2.48%	09/16/36	[4]	7,080,000	5,175,434
2.95%	05/07/32	[4]	3,250,000	3,059,215
Morgan Stanley
(GMTN)
2.24%	07/21/32	[4]	1,735,000	1,308,653
Morgan Stanley
(MTN)
1.93%	04/28/32	[4]	2,615,000	1,947,690
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,2,4]	3,890,000	3,481,007
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[1,2]	861,000	856,857
UBS Group AG
(Switzerland)
1.36%	01/30/27	[1,2,4]	1,935,000	1,719,968
Vonovia SE
(Georgia)
1.00%	06/16/33	[2]	300,000	217,769
1.50%	06/14/41	[2]	1,100,000	638,743
Vonovia SE,
(EMTN)
(Georgia)
5.00%	11/23/30	[2]	200,000	208,928

				102,375,744

Food — 0.85%
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[1]	3,012,000	756,599
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34	[1,2]	3,955,000	3,850,431
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[2]	796,000	638,384
5.75%	04/01/33	[2]	5,500,000	5,026,456
6.50%	12/01/52	[2]	1,555,000	1,393,289
Pilgrim’s Pride Corp.
3.50%	03/01/32		382,000	295,926
4.25%	04/15/31		4,000,000	3,341,739
6.25%	07/01/33		385,000	362,510

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[1]	$4,131,000	$3,392,785
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	4,690,000	3,377,579

				22,435,698

Health Care — 2.43%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[1,2]	2,770,000	2,741,367
Amgen, Inc.
4.88%	03/01/53		1,103,000	920,932
5.65%	03/02/53		575,000	538,241
Bausch & Lomb Escrow Corp.
(Canada)
8.38%	10/01/28	[1,2]	1,750,000	1,754,872
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	7,281,000	6,770,165
4.63%	06/25/38	[1]	2,775,000	2,276,460
4.88%	06/25/48	[1]	2,915,000	2,327,166
5.50%	08/15/25	[1]	2,000,000	1,981,368
Cano Health LLC
6.25%	10/01/28	[1]	1,076,000	477,959
Catalent Pharma Solutions, Inc.
3.50%	04/01/30	[1]	3,290,000	2,713,049
Centene Corp.
2.45%	07/15/28		10,338,000	8,740,978
4.25%	12/15/27		2,830,000	2,611,425
CVS Health Corp.
5.05%	03/25/48		1,152,000	957,729
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31	[2]	1,000,000	778,984
Grifols SA
(Spain)
4.75%	10/15/28	[1,2]	1,967,000	1,682,830
Grifols SA,
Series REGS
(Spain)
3.88%	10/15/28	[2]	1,800,000	1,625,052
HCA, Inc.
3.50%	07/15/51		1,743,000	1,093,610
3.63%	03/15/32		1,430,000	1,186,656
5.25%	06/15/49		4,670,000	3,842,386
5.50%	06/15/47		2,255,000	1,927,506
Kedrion SpA
(Italy)
6.50%	09/01/29	[1,2]	4,000,000	3,450,000
Medtronic Global Holdings SCA
(Luxembourg)
3.38%	10/15/34	[2]	900,000	882,940
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	5,593,000	4,019,927

See accompanying Notes to Financial Statements.

233 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Prestige Brands, Inc.
3.75%	04/01/31	[1]	$2,373,000	$1,913,219
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	2,681,000	2,494,134
Teva Pharmaceutical Finance Netherlands II BV
(Netherlands)
7.88%	09/15/31	[2]	2,000,000	2,200,474
Universal Health Services, Inc.
1.65%	09/01/26		1,500,000	1,322,542
2.65%	01/15/32		590,000	442,685

				63,674,656

Health Care REITs — 0.20%
Healthcare Reality Holdings LP
2.00%	03/15/31		870,000	652,819
3.50%	08/01/26		2,257,000	2,095,169
Healthcare Realty Holdings LP
2.05%	03/15/31		391,000	283,777
3.63%	01/15/28		625,000	557,436
3.88%	05/01/25		1,695,000	1,598,713

				5,187,914

Industrial REITs — 0.17%
Prologis Euro Finance LLC
0.50%	02/16/32		1,415,000	1,065,263
1.00%	02/06/35		930,000	650,889
1.00%	02/16/41		850,000	479,571
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43		610,000	562,326
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[2]	2,095,000	1,748,722

				4,506,771

Industrials — 1.25%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[1,2]	3,441,000	2,881,470
Artera Services LLC
9.03%	12/04/25	[1]	3,677,000	3,398,082
Berry Global, Inc.
1.50%	01/15/27	[1]	1,595,000	1,526,850
1.65%	01/15/27		105,000	90,363
4.88%	07/15/26	[1]	1,195,000	1,145,103
Boeing Co. (The)
1.43%	02/04/24		8,790,000	8,653,908
Cellnex Finance Co. SA
(EMTN)
(Spain)
2.00%	02/15/33	[2]	300,000	245,544
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.74%)
6.11%	08/15/36	[3]	10,370,000	9,240,069
OT Merger Corp.
7.88%	10/15/29	[1]	7,500,000	4,669,059

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Rolls-Royce PLC
(EMTN)
(United Kingdom)
1.63%	05/09/28	[2]	$1,055,000	$955,145

				32,805,593

Information Technology — 0.48%
Broadcom, Inc.
3.42%	04/15/33	[1]	2,350,000	1,876,574
Open Text Corp.
(Canada)
6.90%	12/01/27	[1,2]	1,510,000	1,517,444
Oracle Corp.
3.60%	04/01/40		2,400,000	1,735,088
3.60%	04/01/50		2,000,000	1,294,867
3.80%	11/15/37		1,490,000	1,144,304
3.95%	03/25/51		2,551,000	1,750,025
4.00%	11/15/47		2,050,000	1,441,890
6.50%	04/15/38		1,100,000	1,109,110
6.90%	11/09/52		760,000	783,366

				12,652,668

Insurance — 1.19%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29	[1]	2,272,000	1,925,520
Athene Global Funding
1.99%	08/19/28	[1]	8,980,000	7,338,048
2.72%	01/07/29	[1]	1,535,000	1,274,997
3.21%	03/08/27	[1]	2,225,000	1,995,401
Brown & Brown, Inc.
4.95%	03/17/52		2,980,000	2,385,427
Farmers Exchange Capital
7.20%	07/15/48	[1]	150,000	140,006
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	2,500,000	2,314,009
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	3,800,000	2,855,834
8.63%	05/01/24	[1]	942,000	946,819
Nationwide Mutual Insurance Co.
7.96%	12/15/24	[1,4]	3,825,000	3,825,544
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,4]	6,470,000	6,293,393

				31,294,998

Materials — 0.70%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[1]	2,460,000	1,756,211
7.50%	09/30/29	[1]	1,020,000	560,258
ATI, Inc.
7.25%	08/15/30		1,472,000	1,470,160
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia
Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30	[2]	3,600,000	3,366,000
International Flavors & Fragrances, Inc.
1.80%	09/25/26		1,090,000	1,044,253

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 234

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Materials (continued)
2.30%	11/01/30	[1]	$7,835,000	$5,900,525
3.27%	11/15/40	[1]	130,000	81,594
3.47%	12/01/50	[1]	460,000	268,285
4.38%	06/01/47		150,000	100,839
5.00%	09/26/48		35,000	26,157
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29	[1,2]	4,038,000	3,240,858
Valvoline, Inc.
3.63%	06/15/31	[1]	660,000	512,010

				18,327,150

Office REITs — 0.16%
Hudson Pacific Properties LP
3.25%	01/15/30		1,320,000	906,705
3.95%	11/01/27		3,035,000	2,398,431
4.65%	04/01/29		110,000	82,919
5.95%	02/15/28		875,000	730,773

				4,118,828

Real Estate Investment Trust (REIT) — 0.18%
American Tower Corp.
5.55%	07/15/33		2,454,000	2,340,476
Annington Funding PLC
(EMTN)
(United Kingdom)
3.18%	07/12/29	[2]	595,000	604,130
Realty Income Corp.
5.13%	07/06/34		1,405,000	1,475,665
Vonovia Finance BV
(Netherlands)
2.25%	04/07/30	[2]	300,000	268,224

				4,688,495

Residential REITs — 0.20%
American Homes 4 Rent LP
4.30%	04/15/52		3,314,000	2,396,515
Invitation Homes Operating Partnership LP
2.70%	01/15/34		3,325,000	2,433,494
5.50%	08/15/33		465,000	434,514

				5,264,523

Retail — 0.33%
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%	04/01/26	[1]	1,882,000	1,773,785
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30	[1]	3,770,000	3,079,968
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	5,775,000	3,778,189

				8,631,942

Services — 0.74%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	1,000,000	921,783
Global Payments, Inc.
4.88%	03/17/31		1,255,000	1,296,956

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
5.95%	08/15/52		$2,390,000	$2,142,425
Hertz Corp. (The)
5.00%	12/01/29	[1]	6,310,000	4,969,125
VT Topco, Inc.
8.50%	08/15/30	[1]	2,659,000	2,635,537
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	1,855,000	1,733,351
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	6,169,000	5,767,129

				19,466,306

Specialized REITs — 0.38%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[2]	1,800,000	1,565,621
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28	[2]	1,030,000	862,094
1.63%	04/20/30	[2]	800,000	630,099
1.75%	03/12/29	[2]	1,225,000	1,018,512
China Aoyuan Group Ltd.
(Cayman Islands)
6.35%	02/08/24	[2,5,6]	2,660,000	53,200
China SCE Group Holdings Ltd.
(Cayman Islands)
7.00%	05/02/25	[2]	1,070,000	72,311
CubeSmart LP
2.50%	02/15/32		2,000,000	1,522,443
Extra Space Storage LP
2.20%	10/15/30		1,286,000	998,216
2.35%	03/15/32		2,990,000	2,262,543
2.40%	10/15/31		657,000	503,301
Sunac China Holdings Ltd.
(Cayman Islands)
6.50%	01/10/25	[2,5,6]	2,515,000	344,153
6.80%	10/20/24	[2,5,6,8,9]	720,000	115,200
Times China Holdings Ltd.
(Cayman Islands)
6.75%	07/08/25	[2,5,6,8,9]	1,040,000	42,258
Zhenro Properties Group Ltd.
(Cayman Islands)
6.63%	01/07/26	[2,5,6,8,9]	1,810,000	21,792

				10,011,743

Transportation — 0.07%
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27		1,828,387	1,687,358
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		45,932	46,245

				1,733,603

See accompanying Notes to Financial Statements.

235 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Water — 0.05%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31	[2]	$1,320,000	$1,241,171

Total Corporates
(Cost $822,606,845)				729,417,545

FOREIGN GOVERNMENT OBLIGATIONS — 2.50%

Foreign Government Obligations — 2.50%
Bahrain Government International Bond,
Series REGS
(Bahrain)
7.00%	01/26/26	[2]	500,000	505,328
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30	[2]	3,010,000	2,630,439
6.00%	10/20/33	[2]	1,230,000	1,167,393
Chile Government International Bond
(Chile)
2.55%	01/27/32	[2]	1,257,000	1,019,421
2.55%	07/27/33	[2]	3,232,000	2,493,714
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[2]	1,598,000	1,233,017
3.13%	04/15/31	[2]	1,020,000	758,166
4.50%	03/15/29	[2]	1,007,000	878,557
8.00%	04/20/33	[2]	200,000	198,460
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[1,2]	3,900,000	3,313,440
Finance Department Government of Sharjah
(United Arab Emirates)
6.50%	11/23/32	[1,2]	1,629,000	1,624,439
Guatemala Government Bond,
Series REGS
(Guam)
5.25%	08/10/29	[2]	3,050,000	2,820,335
Hungary Government International Bond
(Hungary)
2.13%	09/22/31	[1,2]	4,200,000	3,110,520
Hungary Government International Bond,
Series REGS
(Hungary)
5.25%	06/16/29	[2]	300,000	287,284
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[2]	5,531,000	4,377,786
4.88%	05/19/33	[2]	4,375,000	3,928,072
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28	[2]	4,640,000	4,529,429
Panama Government International Bond
(Panama)
2.25%	09/29/32	[2]	3,000,000	2,181,000
3.16%	01/23/30	[2]	5,251,000	4,431,844

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Paraguay Government International Bond,
Series REGS
(Papua New Guinea)
4.95%	04/28/31	[2]	$2,185,000	$2,023,966
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30	[1,2]	2,100,000	1,771,770
Peruvian Government International Bond
(Peru)
1.86%	12/01/32	[2]	1,000,000	724,400
2.78%	01/23/31	[2]	3,860,000	3,173,306
2.84%	06/20/30	[2]	1,240,000	1,048,916
Republic of Poland Government International Bond
(Poland)
4.88%	10/04/33	[2]	2,670,000	2,483,367
5.75%	11/16/32	[2]	560,000	562,629
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28	[2]	827,000	716,546
4.85%	09/30/29	[2]	1,283,000	1,103,380
5.88%	06/22/30	[2]	875,000	775,608
5.88%	04/20/32	[2]	1,064,000	906,342
Romanian Government International Bond
(Romania)
6.63%	02/17/28	[1,2]	450,000	456,885
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[2]	4,400,000	3,551,240
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/22/30	[2]	2,220,000	1,947,828
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31	[2]	2,788,717	2,672,511

Total Foreign Government Obligations
(Cost $74,190,516)				65,407,338

MORTGAGE-BACKED — 65.61%**

Non-Agency Commercial Mortgage-Backed — 8.51%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35	[1]	7,801,704	7,366,227
A10 Bridge Asset Financing,
Series 2021-D, Class A1FL
(SOFR30A plus 1.45%)
6.76%	10/01/38	[1,3]	3,727,838	3,575,972
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38	[1,4]	7,985,000	7,009,964
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BHP3, Class A
(CME Term SOFR 1-Month plus 2.01%)
7.35%	03/15/37	[1,3]	8,585,000	8,455,089

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 236

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class X (IO)
0.57%	01/15/32	[1,4]	$98,610,000	$1,259,565
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24	[4,5,6]	2,944,337	2,769,149
BX Commercial Mortgage Trust,
Series 2020-VIVA, Class D
3.67%	03/11/44	[1,4]	5,000,000	3,963,750
BX Commercial Mortgage Trust,
Series 2021-XL2, Class J
(CME Term SOFR 1-Month plus 4.00%)
9.34%	10/15/38	[1,3]	8,914,004	8,374,796
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	7,060,000	5,957,730
BXHPP Trust,
Series 2021-FILM, Class E
(CME Term SOFR 1-Month plus 2.11%)
7.45%	08/15/36	[1,3]	3,917,000	3,353,916
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class F
(CME Term SOFR 1-Month plus 2.60%)
7.93%	12/15/37	[1,3]	9,700,000	9,399,167
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class G
(CME Term SOFR 1-Month plus 3.30%)
8.63%	12/15/37	[1,3]	8,503,000	8,249,537
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.50%	08/10/49	[4]	59,185,618	1,612,844
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.45%	02/10/48	[4]	56,929,576	650,853
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.29%	10/15/45	[4]	8,525,699	514
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.71%	11/10/46	[4]	28,923,592	1,121
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
1.09%	04/10/47	[4]	96,994,347	229,644
Commercial Mortgage Trust,
Series 2017-PANW, Class D
4.34%	10/10/29	[1,4]	3,580,000	3,034,693
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.72%	02/10/37	[1,4]	68,872,262	436,168
Credit Suisse Mortgage Capital Trust,
Series 2019-ICE4, Class D
(CME Term SOFR 1-Month plus 1.65%)
6.98%	05/15/36	[1,3]	5,700,817	5,658,973
Credit Suisse Mortgage Capital Trust,
Series 2020-TMIC, Class A
(CME Term SOFR 1-Month plus 3.61%)
8.95%	12/15/35	[1,3]	11,515,000	11,496,645

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.71%	06/15/52	[4]	$90,284,433	$5,670,138
CSMC,
Series 2021-BPNY, Class A
(CME Term SOFR 1-Month plus 3.83%)
9.16%	08/15/26	[1,3]	12,734,000	10,968,585
DROP Mortgage Trust,
Series 2021-FILE, Class D
(CME Term SOFR 1-Month plus 2.86%)
8.20%	10/15/43	[1,3]	3,145,000	2,261,616
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class F
4.09%	12/10/36	[1,4]	2,410,000	2,264,195
FREMF Mortgage Trust,
Series 2020-KF88, Class C
(SOFR30A plus 9.11%)
14.43%	09/25/30	[1,3]	3,625,274	3,656,802
Grace Trust,
Series 2020-GRCE, Class A
2.35%	12/10/40	[1]	8,000,000	6,097,591
Grace Trust,
Series 2020-GRCE, Class D
2.77%	12/10/40	[1,4]	2,950,000	2,022,084
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[1,4]	40,999,000	155,915
GS Mortgage Securities Corp. Trust,
Series 2023-FUN, Class B
(CME Term SOFR 1-Month plus 2.79%)
8.12%	03/15/28	[1,3]	5,160,000	5,103,411
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.17%	04/10/47	[4]	53,865,653	62,996
GSCG Trust,
Series 2019-600C, Class G
4.12%	09/06/34	[1,4]	9,212,000	184,597
Hilton USA Trust,
Series 2016-HHV, Class F
4.33%	11/05/38	[1,4]	4,580,000	4,055,269
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,4]	6,555,000	5,394,343
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
3.04%	12/10/41	[1,4]	3,891,000	2,665,646
ILPT Commercial Mortgage Trust,
Series 2022-LPFX, Class A
3.38%	03/15/32	[1]	11,770,000	9,439,858
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2022-NLP, Class H
(CME Term SOFR 1-Month plus 5.01%)
10.34%	04/15/37	[1,3]	5,320,724	4,271,317

See accompanying Notes to Financial Statements.

237 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
KKR Industrial Portfolio Trust,
Series 2021-KDIP, Class E
(CME Term SOFR 1-Month plus 1.66%)
7.00%	12/15/37	[1,3]	$1,288,098	$1,269,640
Life Mortgage Trust,
Series 2021-BMR, Class G
(CME Term SOFR 1-Month plus 3.06%)
8.40%	03/15/38	[1,3]	10,535,474	10,002,239
Med Trust,
Series 2021-MDLN, Class F
(CME Term SOFR 1-Month plus 4.11%)
9.45%	11/15/38	[1,3]	3,980,895	3,782,255
MF1 Ltd.,
Series 2020-FL4, Class B
(CME Term SOFR 1-Month plus 2.86%)
8.20%	11/15/35	[1,3]	6,000,000	5,961,218
MF1 Ltd.,
Series 2020-FL4, Class D
(CME Term SOFR 1-Month plus 4.21%)
9.55%	11/15/35	[1,3]	4,481,000	4,408,360
MKT Mortgage Trust,
Series 2020-525M, Class C
3.04%	02/12/40	[1,4]	4,970,000	2,815,072
MKT Mortgage Trust,
Series 2020-525M, Class D
3.04%	02/12/40	[1,4]	7,500,000	3,465,580
MKT Mortgage Trust,
Series 2020-525M, Class XA (IO)
0.29%	02/12/40	[1,4]	147,585,000	1,719,033
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.14%	04/15/48	[4]	66,897,254	620,372
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.83%	05/15/48	[4]	100,774,523	910,801
Morgan Stanley Capital I Trust,
Series 2018-MP, Class A
4.42%	07/11/40	[1,4]	4,000,000	3,236,396
MSCG Trust,
Series 2018-SELF, Class E
(CME Term SOFR 1-Month plus 2.20%)
7.53%	10/15/37	[1,3]	4,625,104	4,533,157
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.46%	01/15/43	[1,4]	1,095,000	535,683
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	1,840,000	1,221,231
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.53%	01/05/43	[1,4]	10,000,000	5,519,003
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class D
4.53%	01/05/43	[1,4]	13,330,000	6,018,153

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
VMC Finance LLC,
Series 2021-HT1, Class B
(CME Term SOFR 1-Month plus 4.61%)
9.95%	01/18/37	[1,3]	$3,200,000	$3,035,287
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.21%	08/15/50	[4]	34,761,339	99,878
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.73%	03/15/59	[4]	74,969,996	2,187,287
Westfield Galleria at Roseville
8.40%	03/29/25	[5,6]	4,300,000	4,218,730
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.48%	06/15/46	[4]	2,522,321	5,011
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.69%	10/15/57	[4]	72,511,764	220,929

				222,915,995

Non-Agency Mortgage-Backed — 33.41%
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(CME Term SOFR 1-Month plus 0.41%)
5.73%	06/25/36	[3]	4,546,000	3,247,682
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-NC3, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.75%	12/25/36	[3]	52,020,064	13,567,681
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A1
(CME Term SOFR 1-Month plus 0.43%)
5.75%	03/25/37	[3]	27,850,849	12,269,709
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(CME Term SOFR 1-Month plus 0.87%)
6.19%	03/25/37	[3]	2,214,157	904,730
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
3.78%	08/25/35	[4]	1,182,099	919,946
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
4.83%	03/25/37	[4]	1,142,933	930,323
Alternative Loan Trust,
Series 2005-74T1, Class A1
6.00%	01/25/36		5,237,385	2,964,529
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
6.11%	01/25/36	[3]	2,477,848	2,205,789
Alternative Loan Trust,
Series 2006-HY12, Class A5
4.16%	08/25/36	[4]	2,072,578	1,889,955

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 238

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(CME Term SOFR 1-Month plus 0.39%)
5.71%	03/25/46	[3]	$7,974,222	$6,593,563
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(CME Term SOFR 1-Month plus 0.51%)
5.83%	03/25/46	[3]	2,472,009	2,044,636
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2006-W3, Class A2C
(CME Term SOFR 1-Month plus 0.47%)
5.79%	04/25/36	[3]	38,304,046	12,019,304
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A1A
(CME Term SOFR 1-Month plus 1.36%)
6.68%	06/25/37	[3]	16,211,187	11,861,977
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(CME Term SOFR 1-Month plus 1.11%)
6.43%	06/25/37	[3]	2,943,857	2,236,058
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(CME Term SOFR 1-Month plus 1.09%)
6.41%	12/25/34	[3]	1,085,630	957,368
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A5
(CME Term SOFR 1-Month plus 0.59%)
2.92%	07/25/36	[3]	9,754,000	9,290,038
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		380,098	356,492
Banc of America Funding Trust,
Series 2006-D, Class 3A1
4.39%	05/20/36	[4]	592,585	528,000
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
4.64%	05/27/36	[1,4]	8,948,494	8,441,875
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
3.97%	12/25/35	[4]	614,921	544,464
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
(CME Term SOFR 1-Month plus 0.47%)
5.79%	03/25/37	[3]	2,389,178	2,032,233
BCAP LLC Trust,
Series 2014-RR3, Class 4A1
10.03%	03/26/36	[1,4]	346,201	346,513
Bear Stearns ALT-A Trust,
Series 2005-2, Class 2A4
3.75%	04/25/35	[4]	699,859	615,594
Bear Stearns ALT-A Trust,
Series 2005-8, Class 11A1
(CME Term SOFR 1-Month plus 0.65%)
5.97%	10/25/35	[3]	4,850,285	4,279,048

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns ARM Trust,
Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.30%)
7.67%	10/25/35	[3]	$863,594	$805,568
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35	[4]	251,805	233,392
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		10,410	10,217
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(CME Term SOFR 1-Month plus 0.51%)
5.83%	09/25/47	[3]	4,407,183	3,876,380
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(CME Term SOFR 1-Month plus 0.32%)
5.64%	06/25/37	[3]	3,342,018	3,033,607
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(CME Term SOFR 1-Month plus 0.35%)
5.67%	10/25/36	[3]	14,364,300	11,865,494
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.64%)
5.96%	02/25/36	[3]	884,543	864,053
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 11/25/23)
4.25%	08/25/54	[1]	6,695,085	5,887,491
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
5.34%	02/25/37	[4]	387,856	371,773
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58	[1,4]	6,116,158	5,397,744
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59	[1,4]	10,057,872	8,265,903
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60	[1,4]	6,130,670	5,631,129
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60	[1,4]	4,878,713	4,120,917
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61	[1,4]	7,749,346	6,552,707
CIM Trust,
Series 2021-NR3, Class A1 (STEP-reset date 11/25/23)
2.57%	06/25/57	[1]	3,052,472	2,903,927
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 11/25/23)
2.82%	10/25/61	[1]	11,741,581	10,914,704

See accompanying Notes to Financial Statements.

239 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-R3, Class A1B
1.95%	06/25/57	[1,4]	$18,287,000	$12,295,606
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61	[1,4]	10,310,054	8,770,593
CIM Trust,
Series 2021-R4, Class A1B
2.00%	05/01/61	[1,4]	10,243,493	6,636,839
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61	[1,4]	8,797,979	7,065,373
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 11/25/23)
6.00%	06/25/62	[1]	13,322,136	12,825,007
CIM Trust,
Series 2023-R1, Class A1A
5.40%	04/25/62	[1,4]	12,798,691	11,961,600
CIM Trust,
Series 2023-R3, Class A1B
4.50%	01/25/63	[1,4]	11,444,000	8,459,164
Citigroup Mortgage Loan Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.37%)
5.69%	11/25/35	[3]	38,565	31,359
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
4.19%	06/25/36	[4]	59,952	54,924
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.75%	12/25/36	[3]	6,087,355	3,915,800
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2D
(CME Term SOFR 1-Month plus 0.57%)
5.89%	12/25/36	[3]	6,505,570	4,184,622
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 1A2
(CME Term SOFR 1-Month plus 0.69%)
6.01%	04/25/35	[3]	2,418,057	2,223,817
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.71%)
6.03%	05/25/35	[3]	59,449	48,427
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 3A1
4.55%	11/25/33	[4]	318,973	297,143
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-11, Class 1A1
6.50%	12/25/35		514,552	259,865
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-AR5, Class 9A1
3.42%	06/25/34	[4]	28,180	26,279

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2022-RPL1, Class CERT
4.23%	04/25/61	[1]	$484,509	$375,452
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21		24,957	10,159
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.51%	02/25/60	[1,4]	9,203,613	9,247,738
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class PT
4.56%	04/25/61	[1,4]	11,463,822	8,999,382
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF3 (STEP-reset date 11/25/23)
3.05%	12/25/36		638,902	514,778
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A2
(CME Term SOFR 1-Month plus 0.33%)
5.65%	11/25/36	[3]	6,961,545	3,079,587
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF2 (STEP-reset date 11/25/23)
3.16%	01/25/37		2,456,444	693,879
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(CME Term SOFR 1-Month plus 0.20%)
2.82%	04/25/37	[3]	506,511	493,788
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(CME Term SOFR 1-Month plus 0.17%)
3.06%	04/25/37	[3]	1,275,612	747,301
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 11/25/23)
3.54%	02/25/37		4,171,551	2,541,026
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/23)
3.54%	02/25/37		998,426	596,659
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 11/25/23)
3.32%	03/25/37		5,351,659	1,972,660
CSMC Mortgage-Backed Trust,
Series 2006-1, Class 1A4
5.50%	02/25/36		2,677,947	2,265,978
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	07/27/61	[1,4]	7,739,672	7,120,589
CSMCM Trust,
Series 2018-SP3, Class CERT
4.28%	10/25/58	[1,4]	12,693,413	10,201,128
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(CME Term SOFR 1-Month plus 0.83%)
6.16%	01/19/45	[3]	430,792	340,146

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 240

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(CME Term SOFR 1-Month plus 0.69%)
6.02%	10/19/45	[3]	$3,344,714	$2,852,365
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(CME Term SOFR 1-Month plus 0.31%)
5.64%	10/19/36	[3]	5,294,742	3,597,160
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(CME Term SOFR 1-Month plus 0.25%)
5.58%	03/19/37	[3]	1,161,401	928,077
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(SOFR30A plus 3.86%)
9.18%	09/25/39	[1,3]	5,873,685	5,978,726
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B1
(SOFR30A plus 3.10%)
8.41%	10/25/41	[1,3]	2,500,000	2,507,965
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1
(SOFR30A plus 3.30%)
8.61%	11/25/41	[1,3]	10,000,000	9,944,640
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
10.81%	12/25/41	[1,3]	3,950,000	3,883,205
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.75%	10/25/36	[3]	11,883,769	7,681,124
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(CME Term SOFR 1-Month plus 0.32%)
5.85%	12/25/37	[3]	694,430	597,165
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(CME Term SOFR 1-Month plus 0.67%)
4.45%	03/25/36	[3]	1,809,085	1,784,819
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class M1
(CME Term SOFR 1-Month plus 0.52%)
5.84%	04/25/36	[3]	3,860,000	2,813,578
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(CME Term SOFR 1-Month plus 0.61%)
5.93%	06/25/36	[3]	8,650,000	7,477,746
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.87%	01/25/38	[3]	3,862,325	1,983,527
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
5.63%	03/25/37	[3]	528,434	259,522

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
6.06%	09/25/34	[4]	$113,253	$106,342
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A3
6.06%	09/25/34	[4]	174,148	163,521
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
5.51%	12/25/35	[4]	713,345	590,494
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
5.50%	02/25/36	[4]	898,711	597,955
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA3, Class 3A1
5.94%	05/25/35	[4]	934,110	842,429
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
6.06%	09/25/35	[4]	1,209,882	1,046,748
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
6.09%	10/25/35	[4]	1,557,360	992,118
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
5.56%	11/25/35	[4]	900,117	758,586
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA7, Class A1
5.13%	01/25/37	[4]	1,814,672	1,346,609
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
3.87%	09/25/35	[4]	1,208,742	775,785
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
4.73%	10/25/35	[4]	38,978	36,187
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
4.30%	11/25/35	[4]	556,145	443,685
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
5.54%	08/25/37	[4]	52,806	17,297
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA2, Class M2
(SOFR30A plus 2.30%)
7.61%	08/25/33	[1,3]	8,680,121	8,755,356
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA3, Class M2
(SOFR30A plus 2.10%)
7.41%	10/25/33	[1,3]	5,245,000	5,255,444
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
7.56%	08/25/33	[1,3]	8,676,561	8,627,968
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
7.36%	12/25/33	[1,3]	5,000,000	4,877,849

See accompanying Notes to Financial Statements.

241 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1B
(SOFR30A plus 1.85%)
7.16%	01/25/42	[1,3]	$3,485,000	$3,452,932
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
4.27%	09/19/35	[4]	909,798	719,453
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.28%	04/19/36	[4]	2,648,330	2,034,287
GreenPoint Manufactured Housing,
Series 2000-1, Class A4
8.14%	03/20/30	[4]	4,393,438	3,125,327
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(CME Term SOFR 1-Month plus 0.51%)
5.83%	03/25/47	[3]	8,395,052	7,278,543
GSAMP Trust,
Series 2007-FM2, Class A1
(CME Term SOFR 1-Month plus 0.25%)
5.57%	01/25/37	[3]	17,364,455	9,772,754
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
(-1.00 X CME Term SOFR 1-Month plus 5.39%, 5.50% Cap)
0.07%	09/25/35	[3,5,6]	9,855	230
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
4.89%	07/25/35	[4]	347,763	322,673
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
3.57%	04/25/36	[4]	160,052	103,993
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(CME Term SOFR 1-Month plus 0.73%)
6.06%	11/19/35	[3]	909,439	624,080
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	09/19/46	[3]	8,253,574	7,013,682
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(CME Term SOFR 1-Month plus 0.31%)
5.64%	08/19/37	[3]	8,962,241	7,659,887
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-D, Class AII4
(CME Term SOFR 1-Month plus 0.81%)
6.13%	03/25/36	[3]	1,071,438	1,050,514
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.06%	11/25/35	[3]	1,182,348	1,151,093
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(CME Term SOFR 1-Month plus 0.39%)
5.71%	10/25/36	[3]	10,829,057	3,458,168

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 1A
(CME Term SOFR 1-Month plus 0.37%)
5.69%	12/25/36	[3]	$26,384,921	$10,726,814
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A1
(CME Term SOFR 1-Month plus 0.21%)
5.53%	07/25/36	[3]	9,960,500	4,225,748
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A2
(CME Term SOFR 1-Month plus 0.31%)
5.63%	07/25/36	[3]	11,024,354	4,698,620
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A4
(CME Term SOFR 1-Month plus 0.61%)
5.93%	07/25/36	[3]	9,640,282	4,148,838
Impac CMB Trust,
Series 2005-2, Class 1A1
(CME Term SOFR 1-Month plus 0.63%)
5.95%	04/25/35	[3]	1,746,707	1,630,867
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(CME Term SOFR 1-Month plus 0.67%)
5.99%	07/25/35	[3]	7,907,796	5,511,344
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.50%	10/25/35	[4]	1,708,292	1,366,163
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(CME Term SOFR 1-Month plus 0.65%)
5.97%	10/25/36	[3]	4,939,459	2,105,397
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A2A
(CME Term SOFR 1-Month plus 0.61%)
5.93%	05/25/46	[3]	10,223,675	9,422,775
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
3.53%	05/25/36	[4]	208,059	169,904
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
3.32%	06/25/36	[4]	2,584,427	2,071,293
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX4, Class 2A1
(CME Term SOFR 1-Month plus 0.29%)
5.61%	07/25/37	[3]	11,719,808	10,400,983
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		16,039	15,954
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(CME Term SOFR 1-Month plus 0.40%)
5.72%	07/25/36	[3]	1,251,644	1,247,142

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 242

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A1A
(CME Term SOFR 1-Month plus 0.24%)
5.56%	12/25/36	[3]	$7,017,380	$4,146,351
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A4
(CME Term SOFR 1-Month plus 0.26%)
5.58%	12/25/36	[3]	8,798,554	4,397,831
JPMorgan Mortgage Trust,
Series 2005-A6, Class 7A1
5.05%	08/25/35	[4]	14,292	11,883
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
3.85%	05/25/36	[4]	15,927	13,435
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(CME Term SOFR 1-Month plus 1.86%)
7.18%	01/28/70	[1,3]	1,460,234	1,463,597
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(CME Term SOFR 1-Month plus 0.41%)
5.73%	11/25/35	[3]	612,208	600,061
Lehman XS Trust,
Series 2006-17, Class 1A3
(CME Term SOFR 1-Month plus 0.61%)
5.93%	08/25/46	[3]	12,004,912	10,411,098
Lehman XS Trust,
Series 2006-GP2, Class 1A5A
(CME Term SOFR 1-Month plus 0.53%)
5.85%	06/25/46	[3]	3,375,727	2,981,591
Lehman XS Trust,
Series 2007-18N, Class 1A1
(CME Term SOFR 1-Month plus 1.81%)
7.13%	10/25/37	[3]	2,850,185	2,588,478
Long Beach Mortgage Loan Trust,
Series 2006-2, Class 1A
(CME Term SOFR 1-Month plus 0.47%)
5.79%	03/25/46	[3]	5,993,650	4,767,733
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A2
(CME Term SOFR 1-Month plus 0.33%)
5.65%	10/25/36	[3]	48,436,092	14,291,464
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
4.60%	11/25/33	[4]	73,960	69,391
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
5.75%	10/25/34	[4]	75,430	72,013
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
4.49%	04/25/34	[4]	24,987	22,876
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA2, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus
0.80%)
5.43%	12/25/46	[3]	15,878,801	11,391,429

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust,
Series 2006-WMC1, Class A3
(CME Term SOFR 1-Month plus 0.47%)
5.79%	02/25/36	[3]	$16,006,030	$5,722,750
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(CME Term SOFR 1-Month plus 0.39%)
5.71%	05/25/37	[3]	3,150,000	2,412,936
MASTR Asset-Backed Securities Trust,
Series 2007-WMC1, Class A2
(CME Term SOFR 1-Month plus 0.16%)
5.48%	01/25/37	[3]	16,060,768	4,438,364
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(CME Term SOFR 1-Month plus 0.77%)
6.09%	04/25/37	[3,5,6]	883,581	37,901
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A2
(CME Term SOFR 1-Month plus 0.53%)
5.85%	04/25/37	[3]	7,088,966	5,518,607
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(CME Term SOFR 1-Month plus 0.61%)
5.93%	04/25/37	[3]	16,684,420	6,477,089
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A4
(CME Term SOFR 1-Month plus 0.61%)
5.93%	07/25/37	[3]	857,696	709,107
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-5, Class 1A
(CME Term SOFR 1-Month plus 0.96%)
6.28%	10/25/37	[3]	22,529,382	13,449,215
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
5.27%	10/25/33	[4]	64,996	63,098
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
7.79%	08/25/36	[3]	600,908	523,351
Morgan Stanley ABS Capital I Trust,
Series 2006-NC2, Class A2D
(CME Term SOFR 1-Month plus 0.69%)
6.01%	02/25/36	[3]	840,202	828,605
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(CME Term SOFR 1-Month plus 0.41%)
5.73%	06/25/36	[3]	8,973,781	4,677,820
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A4
(CME Term SOFR 1-Month plus 0.59%)
5.91%	06/25/36	[3]	9,572,998	4,998,008
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2007-NC3, Class A2C
(CME Term SOFR 1-Month plus 0.30%)
5.62%	05/25/37	[3]	20,573,409	15,177,704

See accompanying Notes to Financial Statements.

243 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Morgan Stanley Home Equity Loan Trust,
Series 2006-3, Class A4
(CME Term SOFR 1-Month plus 0.63%)
5.95%	04/25/36	[3]	$11,561,618	$8,199,432
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
5.18%	09/25/34	[4]	169,720	161,108
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21		43,053	40,766
MortgageIT Trust,
Series 2005-2, Class 2A
(CME Term SOFR 1-Month plus 1.76%)
7.09%	05/25/35	[3]	506,709	469,514
New York Mortgage Trust,
Series 2005-3, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.91%	02/25/36	[3]	148,578	145,363
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
5.01%	08/25/35	[4]	2,189,947	1,495,061
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 11/25/23)
6.00%	07/25/59	[1]	8,271,961	8,093,619
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29	[4]	10,211,723	2,328,373
Option One Mortgage Loan Trust,
Series 2007-4, Class 2A2
(CME Term SOFR 1-Month plus 0.29%)
5.61%	04/25/37	[3]	12,531,934	7,182,822
Option One Mortgage Loan Trust,
Series 2007-5, Class 2A2
(CME Term SOFR 1-Month plus 0.28%)
5.60%	05/25/37	[3]	18,515,516	9,808,166
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(CME Term SOFR 1-Month plus 0.53%)
5.85%	01/25/37	[3]	3,787,406	3,580,457
PHH Alternative Mortgage Trust,
Series 2007-2, Class 1A4
(CME Term SOFR 1-Month plus 0.71%)
6.03%	05/25/37	[3]	5,861,740	5,352,608
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(CME Term SOFR 1-Month plus 0.42%)
5.74%	06/25/47	[3]	4,571,298	4,062,605
PRET LLC,
Series 2022-RN2, Class A2 (STEP-reset date 10/25/23)
6.50%	06/25/52	[1]	16,833,000	15,902,978
PRET, LLC,
Series 2022-RN1, Class A1 (STEP-reset date 10/25/23)
3.72%	07/25/51	[1]	14,363,105	13,924,183
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A2
6.50%	08/25/52	[1,4]	14,985,000	14,090,523

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 10/25/23)
2.36%	10/25/26	[1]	$14,643,314	$13,714,834
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26	[1,4]	8,288,547	7,640,101
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34		27,460	21,064
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
4.96%	12/25/35	[4]	1,289,965	1,100,792
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
4.23%	04/25/35	[4]	2,204	2,179
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
4.93%	07/25/35	[4]	445,933	414,456
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
4.94%	07/25/35	[4]	521,492	293,125
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21		2,481	1,339
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36		322,815	235,575
Residential Accredit Loans Trust,
Series 2007-QA3, Class A1
(CME Term SOFR 1-Month plus 0.31%)
5.63%	05/25/37	[3]	13,711,378	12,336,241
Residential Accredit Loans Trust,
Series 2007-QH6, Class A1
(CME Term SOFR 1-Month plus 0.49%)
5.81%	07/25/37	[3]	7,259,492	6,630,671
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[4,5,6]	1,411,664	6,986
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36		4,929,309	1,555,638
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 1A
4.11%	04/25/37	[4]	230,404	134,199
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(CME Term SOFR 1-Month plus 0.35%)
5.67%	05/25/47	[3]	12,486,515	8,967,105
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 11/25/23)
2.85%	01/25/36		3,542,370	2,845,919
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-WM4, Class A1
(CME Term SOFR 1-Month plus 0.49%)
5.81%	11/25/36	[1,3]	8,696,836	4,211,545

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 244

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(CME Term SOFR 1-Month plus 0.57%)
5.89%	02/25/37	[3]	$5,772,892	$2,449,918
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR4, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
5.63%	05/25/37	[3]	9,324,942	5,398,659
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(CME Term SOFR 1-Month plus 0.41%)
5.73%	12/25/36	[3]	5,411,450	2,927,935
Soundview Home Loan Trust,
Series 2007-OPT1, Class 2A3
(CME Term SOFR 1-Month plus 0.32%)
5.64%	06/25/37	[3]	18,049,877	11,940,057
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(CME Term SOFR 1-Month plus 0.37%)
5.69%	02/25/37	[3]	961,462	272,873
Specialty Underwriting & Residential Finance Trust,
Series 2007-BC2, Class A1
(CME Term SOFR 1-Month plus 0.34%)
5.66%	04/25/37	[3]	19,255,619	13,349,022
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
5.62%	09/25/34	[4]	296,363	285,435
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-2, Class 4A2
5.81%	03/25/34	[4]	595,654	561,162
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
5.28%	06/25/35	[4]	222,904	200,595
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-7, Class 1A3
4.87%	04/25/35	[4]	1,852,925	1,665,342
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-11, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.75%	12/25/36	[3]	913,929	837,283
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(CME Term SOFR 1-Month plus 0.91%)
6.23%	07/25/34	[3]	7,470,681	7,257,610
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
4.00%	05/25/36	[4]	418,402	228,223
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 1A1
(CME Term SOFR 1-Month plus 0.53%)
5.85%	05/25/36	[3]	185,183	120,177
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1BG
(CME Term SOFR 1-Month plus 0.23%)
5.55%	08/25/36	[3]	5,981,912	5,068,614

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-2XS, Class 2A2
(CME Term SOFR 1-Month plus 1.61%)
6.94%	02/25/35	[3]	$46,273	$46,150
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-4XS, Class 2A1A
(CME Term SOFR 1-Month plus 1.86%)
7.19%	03/25/35	[3]	791,413	758,720
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-34A, Class 3A3
5.48%	11/25/33	[4]	13,507	13,280
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-4, Class 3A1
4.42%	10/25/37	[4]	678,418	581,460
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 5A1
4.51%	01/25/37	[4]	68,085	63,792
Towd Point Mortgage Trust,
Series 2017-4, Class B1
3.58%	06/25/57	[1,4]	8,650,000	6,777,240
Towd Point Mortgage Trust,
Series 2019-1, Class B1
3.78%	03/25/58	[1,4]	7,087,000	4,901,549
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 10/25/23)
2.24%	02/27/51	[1]	9,727,223	9,209,934
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(CME Term SOFR 1-Month plus 0.22%)
5.54%	01/25/37	[3]	5,109,551	2,366,077
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(CME Term SOFR 1-Month plus 0.33%)
5.65%	02/25/37	[3]	28,242,275	8,470,830
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(CME Term SOFR 1-Month plus 0.83%)
6.15%	11/25/34	[3]	101,550	94,418
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
4.19%	01/25/35	[4]	315,524	285,925
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(CME Term SOFR 1-Month plus 0.95%)
6.27%	05/25/44	[3]	4,020	4,011
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
4.03%	12/25/35	[4]	13,437	11,687
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
3.90%	12/25/35	[4]	880,885	785,473
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(CME Term SOFR 1-Month plus 0.77%)
6.09%	01/25/45	[3]	309,209	299,478

See accompanying Notes to Financial Statements.

245 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(CME Term SOFR 1-Month plus 0.75%)
6.07%	07/25/45	[3]	$390,268	$366,386
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
5.63%	02/25/46	[3]	2,960,926	2,549,275
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
4.27%	05/25/46	[3]	1,283,366	1,174,060
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
5.61%	07/25/46	[3]	2,986,661	2,542,153
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
3.48%	03/25/37	[4]	1,516,317	1,196,184
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
5.38%	06/25/47	[3]	1,192,338	942,177
WaMu Mortgage Pass-Through Certificates,
Series 2007-OC1, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.67%	01/25/47	[3]	4,276,904	3,849,658
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		1,198,933	993,281
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-1, Class A3
(CME Term SOFR 1-Month plus 0.75%)
6.07%	03/25/37	[3]	4,690,000	4,056,373
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A1
6.32%	10/25/36	[4]	283,674	261,571
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 1A1
4.66%	04/25/36	[4]	67,392	61,853

				875,511,664

U.S. Agency Commercial Mortgage-Backed — 1.36%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.09%	07/25/39	[4]	10,202,796	166,794
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.04%	04/25/36	[4]	5,435,224	48,045
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[4]	20,389,866	278,721

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces,
Series 2019-M29, Class X4 (IO)
0.70%	03/25/29	[4]	$117,375,779	$3,304,287
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	14,520,699	1,112,416
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K041, Class X3 (IO)
1.70%	11/25/42	[4]	160,569,309	2,770,326
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X3 (IO)
1.69%	02/25/43	[4]	58,000,000	1,157,680
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K051, Class X3 (IO)
1.67%	10/25/43	[4]	44,865,280	1,376,337
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K053, Class X3 (IO)
1.70%	03/25/44	[4]	72,500,000	2,541,451
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K054, Class X1 (IO)
1.29%	01/25/26	[4]	51,534,241	1,125,933
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K055, Class X3 (IO)
1.70%	04/25/44	[4]	32,000,000	1,163,904
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X1 (IO)
1.37%	05/25/26	[4]	53,858,419	1,394,731
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K057, Class X1 (IO)
1.30%	07/25/26	[4]	118,407,999	2,974,433
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K726, Class X1 (IO)
1.04%	04/25/24	[4]	100,929,382	204,437
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.36%	06/25/27	[4]	81,706,858	2,056,288
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC07, Class X1 (IO)
0.84%	09/25/26	[4]	82,258,544	1,149,789
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF31, Class A
(SOFR30A plus 0.48%)
5.80%	04/25/24	[3]	808,672	807,959

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 246

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR1, Class X (IO)
1.17%	03/25/26	[4]	$111,032,567	$2,354,812
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KL05, Class X1HG (IO)
1.37%	12/25/27	[4]	49,531,000	1,849,103
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS06, Class X (IO)
1.17%	08/25/26	[4]	64,593,354	1,222,533
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.74%	09/25/25	[4]	99,173,705	1,111,797
FREMF Mortgage Trust,
Series 2019-KF71, Class B
(SOFR30A plus 2.41%)
7.73%	10/25/29	[1,3]	686,215	627,984
FREMF Mortgage Trust,
Series 2020-KF75, Class B
(SOFR30A plus 2.36%)
7.68%	12/25/29	[1,3]	1,616,459	1,470,468
Ginnie Mae,
Series 2011-152, Class IO (IO)
0.00%	08/16/51	[4]	4,619,798	67
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.11%	02/16/53	[4]	19,431,369	45,685
Ginnie Mae,
Series 2012-78, Class IO (IO)
0.08%	06/16/52	[4]	30,369,921	20,856
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.19%	05/16/55	[4]	14,080,664	96,282
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.90%	11/16/54	[4]	8,568,811	192,484
Ginnie Mae,
Series 2023-127, Class IO (IO)
0.43%	07/16/57	[4]	195,247,752	3,150,772

				35,776,374

U.S. Agency Mortgage-Backed — 22.33%
Fannie Mae REMICS,
Series 2006-11, Class PS
(-3.67 X SOFR30A plus 24.15%, 24.57% Cap)
4.66%	03/25/36	[3]	10,545	11,474
Fannie Mae REMICS,
Series 2006-8, Class HJ (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	03/25/36	[3]	445,830	31,555

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2007-52, Class LS (IO)
(-1.00 X SOFR30A plus 5.94%, 6.05% Cap)
0.62%	06/25/37	[3]	$23,725	$894
Fannie Mae REMICS,
Series 2007-77, Class SK (IO)
(-1.00 X SOFR30A plus 5.76%, 5.87% Cap)
0.44%	08/25/37	[3]	48,060	2,741
Fannie Mae REMICS,
Series 2007-88, Class JI (IO)
(-1.00 X SOFR30A plus 6.34%, 6.45% Cap)
1.02%	04/25/37	[3]	490,538	34,386
Fannie Mae REMICS,
Series 2008-18, Class SM (IO)
(-1.00 X SOFR30A plus 6.89%, 7.00% Cap)
1.57%	03/25/38	[3]	33,499	1,374
Fannie Mae REMICS,
Series 2008-62, Class SN (IO)
(-1.00 X SOFR30A plus 6.09%, 6.20% Cap)
0.77%	07/25/38	[3]	62,659	2,977
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	10/25/40	[3]	26,263	2,118
Fannie Mae REMICS,
Series 2013-5, Class GF
(SOFR30A plus 1.21%)
5.00%	10/25/42	[3]	132,553	126,689
Fannie Mae REMICS,
Series 2014-49, Class CF
(SOFR30A plus 1.11%)
6.00%	07/25/43	[3]	4,570,881	4,308,136
Freddie Mac REMICS,
Series 3339, Class JS
(-6.50 X SOFR30A plus 42.09%, 42.84% Cap)
7.55%	07/15/37	[3]	6,687	8,243
Freddie Mac REMICS,
Series 3404, Class AS (IO)
(-1.00 X SOFR30A plus 5.78%, 5.90% Cap)
0.47%	01/15/38	[3]	31,724	1,832
Freddie Mac REMICS,
Series 3439, Class SC (IO)
(-1.00 X SOFR30A plus 5.79%, 5.90% Cap)
0.47%	04/15/38	[3]	24,175	1,064
Freddie Mac REMICS,
Series 3885, Class PO (PO)
0.00%	11/15/33	[10]	9,326	7,667
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X SOFR30A plus 6.50%, 6.61% Cap)
1.18%	04/15/42	[3]	61,206	4,981
Freddie Mac REMICS,
Series 4993, Class OP (PO)
0.00%	10/25/58	[10]	1,853,352	1,615,409
Ginnie Mae (TBA)
4.50%	10/20/53		15,050,000	13,904,201

See accompanying Notes to Financial Statements.

247 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
5.00%	10/20/53		$7,150,000	$6,775,742
5.50%	10/15/53		20,225,000	19,627,731
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41		58,120	10,354
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.99%, 0.60% Cap)
0.60%	06/16/37	[3]	339,991	1,603
Ginnie Mae,
Series 2011-81, Class IC (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.61%, 0.62% Cap)
0.62%	07/20/35	[3]	396,759	4,292
Ginnie Mae,
Series 2013-135, Class CS (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.09%, 6.20% Cap)
0.75%	09/16/43	[3]	1,336,174	103,738
Ginnie Mae,
Series 2017-136, Class IO (IO)
5.00%	09/20/47		253,980	55,527
UMBS (TBA)
2.00%	10/15/53		81,200,000	61,749,596
2.50%	10/01/53		75,850,000	60,185,154
3.00%	10/01/53		95,250,000	78,771,005
3.50%	10/01/53		2,625,000	2,257,910
4.00%	10/01/53		46,500,000	41,403,164
4.50%	10/01/53		82,700,000	75,935,399
5.00%	10/01/53		138,625,000	130,767,826
5.50%	10/01/53		90,425,000	87,390,816

				585,105,598

Total Mortgage-Backed (Cost $2,022,883,510)				1,719,309,631

MUNICIPAL BONDS — 0.33%*

Florida — 0.15%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.81%	10/01/34		1,000,000	776,760
2.86%	10/01/35		1,750,000	1,334,449
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.35%	10/01/29		2,000,000	1,797,207

				3,908,416

New York — 0.18%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49		975,000	840,922
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
3.95%	08/01/32		1,000,000	892,001

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York State Dormitory Authority Revenue Bonds,
University & College Improvements
5.29%	03/15/33		$3,100,000	$3,053,795

				4,786,718

Total Municipal Bonds (Cost $10,287,892)				8,695,134

U.S. TREASURY SECURITIES — 2.21%

U.S. Treasury Bonds — 0.71%

U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.25%	04/15/28	[11]	19,456,208	18,498,597

U.S. Treasury Notes — 1.50%

U.S. Treasury Notes
4.38%	08/31/28		6,870,000	6,801,929
U.S. Treasury Notes (WI)
4.50%	09/30/28		23,270,000	23,285,453
4.63%	09/15/26		9,380,000	9,334,563

				39,421,945

Total U.S. Treasury Securities (Cost $58,828,954)				57,920,542

Total Bonds — 116.83% (Cost $3,508,414,252)				3,061,681,629

Issues			Shares	Value

COMMON STOCK — 0.33%

Communications — 0.12%
Intelsat Emergence SA2,5,6,9
(Luxembourg)			141,371	3,166,710

Electric — 0.00%
Homer City Holdings LLC†,5,6,9			112,222	—

Financials — 0.21%
AGNC Investment Corp.			582,000	5,494,080

Total Common Stock (Cost $17,384,642)				8,660,790

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,2,5,6,9
(Luxembourg)			14,803	—
Intelsat Jackson Holdings SA, Series B†,2,5,6,9
(Luxembourg)			14,803	—

				—

Total Rights (Cost $368)				—

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 248

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 4.44%

Money Market Funds — 1.91%
Fidelity Investments Money Market Funds - Government
Portfolio
5.23%[12,13]		1,079,151	$1,079,151
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.27%[12]		48,984,148	48,984,148

			50,063,299

U.S. Treasury Bills — 2.53%
U.S. Treasury Bills (WI)
5.43%[14]	03/07/24	$2,945,000	2,876,778
5.44%[14]	03/21/24	65,000,000	63,358,994

			66,235,772

Total Short-Term Investments
(Cost $116,304,273)			116,299,071

Total Investments - 121.60%
(Cost $3,642,103,535)			3,186,641,490

Liabilities in Excess of Other Assets - (21.60)%			(566,120,422)

Net Assets - 100.00%			$2,620,521,068

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Foreign denominated security issued by foreign domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2023.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $21,581,254, which is 0.82% of total net assets.
[7]	Perpetual security with no stated maturity date.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Non-income producing security.
[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2023.
[11]	Inflation protected security. Principal amount reflects original security face amount.
[12]	Represents the current yield as of September 30, 2023.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $20,924.
[14]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $3,386,448, which is 0.13% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(EDC): Economic Development Corporation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

See accompanying Notes to Financial Statements.

249 / Semi-Annual Report September 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 67,899,008	EUR 62,233,000	Citibank N.A.	10/13/23	$1,970,639
USD 2,289,736	GBP 1,784,000	Citibank N.A.	10/13/23	112,081

				2,082,720

EUR 1,177,000	USD 1,256,258	Citibank N.A.	10/13/23	(9,369)
EUR 490,000	USD 539,191	The Bank of New York Mellon	10/13/23	(20,095)

				(29,464)

NET UNREALIZED APPRECIATION				$2,053,256

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	3,613	12/29/23	$732,394,619	$(2,518,997)	$(2,518,997)
U.S. Treasury Five-Year Note	3,252	12/29/23	342,628,688	(2,516,085)	(2,516,085)

			1,075,023,307	(5,035,082)	(5,035,082)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	3,040	12/19/23	(339,150,000)	9,601,897	9,601,897
U.S. Treasury Ultra Bond	725	12/19/23	(86,048,438)	6,527,454	6,527,454
Euro-Bobl Future	141	12/07/23	(17,279,594)	176,543	176,543
Euro-Bund Future	136	12/07/23	(18,522,874)	571,477	571,477
Euro-Buxl 30 Year	22	12/07/23	(2,850,070)	260,847	260,847

			(463,850,976)	17,138,218	17,138,218

TOTAL FUTURES CONTRACTS			$611,172,331	$12,103,136	$12,103,136

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 250

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2023 (Unaudited)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	$10,370	$93,994	$69,008	$24,986

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation

SWAPS: INTEREST RATE
Interest Rate Swap[1]	12/20/53	USD-SOFR- COMPOUND	Annual	3.52%	Annual	$21,211	$1,646,951	$—	$1,646,951

TOTAL SWAPS CONTRACTS						$21,211	$1,646,951	$—	$1,646,951

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

251 / Semi-Annual Report September 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2023 (Unaudited)

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND

Investments, at value - Unaffiliated (Cost $31,586,062, $6,741,105 and $458,807,373, respectively) (Note 2)	$30,383,539	$5,504,128	$411,284,362
Investments, at value - Affiliated (Cost $0, $0 and $0, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	1,383	—	—
Foreign Currency, at value (Cost $0, $0 and $1,110, respectively)	—	—	1,109
Cash on deposit with brokers for collateral on swaps (Note 2)	—	883	728,000
Cash on deposit with brokers for collateral on futures (Note 2)	2,352,000	32,000	1,435,000
Dividends and interest receivable	134,941	45,994	3,017,590
Receivable for securities sold	43,398	5,982	9,294,924
Due from Adviser (Note 6)	19,041	17,419	38,288
Receivable for capital stock sold	3,391	13,980	316,896
Unrealized appreciation on foreign currency exchange contracts	—	—	250,817
Receivable for daily variation margin on futures contracts (Note 3)	—	1,422	203,859
Unrealized appreciation on swap contracts	—	5,979	—
Other assets	1,032	—	1,541

Total assets	32,938,725	5,627,787	426,572,386

Liabilities:
Bank overdraft	—	220	128,063
Payable for securities purchased	3,399,708	62,469	90,034,042
Payable for capital stock redeemed	723,697	3,525	1,750,256
Payable for daily variation margin on futures contracts (Note 3)	95,122	1,250	138,485
Distributions payable	107	1,218	204,318
Unrealized depreciation on foreign currency exchange contracts	—	—	1,250
Unrealized depreciation on foreign currency transactions	—	—	1,976
Advisory fees payable (Note 6)	10,258	1,892	128,478
Accrued trustees fees and expenses	—	14	—
Accrued distribution (12b-1) and service fees payable	—	628	10,560
Administrative fees payable	23,238	21,473	47,464
Custodian fees payable	11,167	16,579	31,494
Miscellaneous expense payable	14,603	14,927	14,460
Audit fees payable	28,058	20,905	30,065
Accrued other expenses	15,666	7,151	36,515

Total liabilities	4,321,624	152,251	92,557,426

Net assets	$28,617,101	$5,475,536	$334,014,960

Class M Shares:
Net assets (Applicable to 2,851,357, 344,040 and 6,488,233, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$28,617,101	$2,917,484	$48,697,490

Net asset value, offering and redemption price per Class M share	$10.04	$8.48	$7.51

Class I Shares:
Net assets (Applicable to 0, 301,649 and 38,021,407, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$2,558,052	$285,317,470

Net asset value, offering and redemption price per Class I share	N/A	$8.48	$7.50

Net Assets Consist of:
Paid-in Capital (Note 9)	$33,919,725	$8,308,351	$398,331,321
Accumulated Earnings (Loss)	(5,302,624)	(2,832,815)	(64,316,361)

Net assets	$28,617,101	$5,475,536	$334,014,960

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 253

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2023 (Unaudited)

ASSETS:	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Investments, at value - Unaffiliated (Cost $357,995,983, $531,107,453 and $1,184,363,713, respectively) (Note 2)	$350,313,945	$495,803,876	$1,146,394,788
Investments, at value - Affiliated (Cost $0, $27,171,821 and $0, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	—	2,087,742	187,580,088
Foreign Currency, at value (Cost $10,030, $17,573 and $92, respectively)	10,030	17,573	90
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—	2,610,961
Cash on deposit with brokers for collateral on futures (Note 2)	—	1,043,000	3,844,000
Receivable for securities sold	15,261,464	3,943,853	19,766,414
Dividends and interest receivable	1,864,882	7,303,383	4,470,649
Receivable for capital stock sold	31,502	218,129	587,541
Due from Adviser (Note 6)	4,666	12,801	93
Net unrealized appreciation on unfunded commitments (Note 8)	582	—	—
Unrealized appreciation on foreign currency transactions	63	1,445	—
Unrealized appreciation on foreign currency exchange contracts	—	151,773	741,112
Receivable for daily variation margin on futures contracts (Note 3)	—	95,047	237,514
Premiums paid for swap contracts	—	26,585	7,686
Unrealized appreciation on swap contracts	—	9,626	2,783
Other assets	7,316	5,565	2,462

Total assets	367,494,450	510,720,398	1,366,246,181

Liabilities:
Bank overdraft	431,334	—	—
Payable for securities purchased	17,064,290	7,651,668	385,272,163
Distributions payable	624,883	538,698	525,988
Payable for capital stock redeemed	94,203	1,494,306	1,648,784
Unrealized depreciation on foreign currency exchange contracts	—	29,020	2,499
Unrealized depreciation on foreign currency transactions	—	—	6,398
Payable for daily variation margin on futures contracts (Note 3)	—	40,744	134,066
Advisory fees payable (Note 6)	162,985	215,626	291,892
Accrued distribution (12b-1) and service fees payable	2,188	26,023	3,327
Administrative fees payable	47,711	23,986	34,068
Accrued other expenses	95,921	106,781	194,049

Total liabilities	18,523,515	10,126,852	388,113,234

Net assets	$348,970,935	$500,593,546	$978,132,947

Class M Shares:
Net assets (Applicable to 1,098,710, 13,328,687 and 2,014,306, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$10,331,616	$118,872,228	$18,391,632

Net asset value, offering and redemption price per Class M share	$9.40	$8.92	$9.13

Class I Shares:
Net assets (Applicable to 36,022,005, 42,819,002 and 105,153,291, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$338,629,200	$381,721,318	$959,741,315

Net asset value, offering and redemption price per Class I share	$9.40	$8.91	$9.13

Plan Class Shares:
Net assets (Applicable to 1,080, 0 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$10,119	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	$9.37	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$376,744,967	$657,415,116	$1,106,197,574
Accumulated Earnings (Loss)	(27,774,032)	(156,821,570)	(128,064,627)

Net assets	$348,970,935	$500,593,546	$978,132,947

See accompanying Notes to Financial Statements.

254 / Semi-Annual Report September 2023

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2023 (Unaudited)

ASSETS:	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND

Investments, at value - Unaffiliated (Cost $15,613,284, $1,832,549,503 and $2,112,254, respectively) (Note 2)	$13,384,804	$1,771,522,401	$1,827,624
Investments, at value - Affiliated (Cost $0, $0 and $0, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	807,804	36,352,844	2,865
Foreign Currency, at value (Cost $0, $5 and $0, respectively)	—	5	—
Cash on deposit with brokers for collateral on swaps (Note 2)	791	9,276,970	—
Cash on deposit with brokers for collateral on futures (Note 2)	59,000	16,673,000	8,000
Dividends and interest receivable	100,708	6,304,931	30,451
Receivable for securities sold	75,527	23,687,435	—
Due from Adviser (Note 6)	19,243	—	20,444
Unrealized appreciation on swap contracts	5,358	8,252	—
Receivable for daily variation margin on futures contracts (Note 3)	3,125	532,286	774
Receivable for capital stock sold	51	1,756,805	—
Unrealized appreciation on foreign currency exchange contracts	—	544,909	—
Premiums paid for swap contracts	—	22,792	—
Other assets	—	—	26,312

Total assets	14,456,411	1,866,682,630	1,916,470

Liabilities:
Options written, at value (Premiums received $0, $540,000 and $0, respectively) (Note 3)	—	3	—
Payable for securities purchased	2,719,545	464,478,520	—
Payable for capital stock redeemed	28,412	10,058,255	5,246
Payable for daily variation margin on futures contracts (Note 3)	2,953	721,028	234
Distributions payable	2,162	785,083	263
Unrealized depreciation on foreign currency transactions	—	5,913	—
Advisory fees payable (Note 6)	3,342	385,817	817
Accrued trustees fees and expenses	—	2,807	5
Accrued distribution (12b-1) and service fees payable	708	32,611	45
Administrative fees payable	19,566	75,324	14,795
Custodian fees payable	18,294	49,786	10,989
Transfer agent fees payable	5,796	237,023	5,055
Printing fees payable	—	4,000	4,491
Miscellaneous expense payable	14,703	19,258	4,338
Audit fees payable	20,905	30,686	13,437
Accrued other expenses	852	32,029	22

Total liabilities	2,837,238	476,918,143	59,737

Net assets	$11,619,173	$1,389,764,487	$1,856,733

Class M Shares:
Net assets (Applicable to 452,464, 22,845,424 and 19,559, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$3,368,865	$185,079,456	$143,169

Net asset value, offering and redemption price per Class M share	$7.45	$8.10	$7.32

Class I Shares:
Net assets (Applicable to 1,108,222, 148,689,941 and 234,274, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$8,250,308	$1,204,674,975	$1,713,564

Net asset value, offering and redemption price per Class I share	$7.44	$8.10	$7.31

Administrative Class Shares:
Net assets (Applicable to 0, 961 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$10,056	N/A

Net asset value, offering and redemption price per Administrative Class share	N/A	$10.46	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$15,501,297	$1,633,543,105	$2,747,298
Accumulated Earnings (Loss)	(3,882,124)	(243,778,618)	(890,565)

Net assets	$11,619,173	$1,389,764,487	$1,856,733

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 255

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2023 (Unaudited)

ASSETS:	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND

Investments, at value - Unaffiliated (Cost $88,884,546, $9,006,119 and $85,402,876,693, respectively) (Note 2)	$79,657,729	$8,211,296	$80,017,349,646
Investments, at value - Affiliated (Cost $0, $0 and $65,187,440, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	4,809	83	—
Foreign Currency, at value (Cost $11, $0 and $0, respectively)	11	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	1,801	—	571,433,950
Cash on deposit with brokers for collateral on futures (Note 2)	237,000	42,000	247,955,000
Receivable for securities sold	1,181,434	75,820	2,061,102,524
Dividends and interest receivable	538,571	31,687	364,441,368
Receivable for capital stock sold	141,817	29,923	93,893,819
Due from Adviser (Note 6)	28,303	19,626	—
Unrealized appreciation on foreign currency exchange contracts	25,392	14,825	53,521,975
Receivable for daily variation margin on futures contracts (Note 3)	13,656	2,866	12,770,737
Unrealized appreciation on swap contracts	12,190	—	44,092,932
Premiums paid for swap contracts	—	—	403,702
Other assets	—	28,079	105,690

Total assets	81,842,713	8,456,205	83,467,071,343

Liabilities:
Reverse repurchase agreements (Proceeds $0, $0 and $1,912,187,500, respectively) (Note 3)	—	—	1,912,187,500
Bank overdraft	—	—	39,064,959
Payable for securities purchased	11,661,942	1,457,780	22,077,722,916
Payable for capital stock redeemed	287,361	31,543	152,209,791
Distributions payable	23,244	758	22,643,772
Payable for daily variation margin on futures contracts (Note 3)	18,197	312	9,700,839
Unrealized depreciation on foreign currency transactions	157	54	574,941
Unrealized depreciation on foreign currency exchange contracts	—	—	848,670
Premiums received for swap contracts	—	—	604,521
Advisory fees payable (Note 6)	38,431	2,378	17,920,997
Accrued trustees fees and expenses	—	15	—
Accrued distribution (12b-1) and service fees payable	10,805	13	1,316,396
Administrative fees payable	24,562	12,044	1,000,077
Accrued other expenses	81,311	34,164	8,985,984

Total liabilities	12,146,010	1,539,061	24,244,781,363

Net assets	$69,696,703	$6,917,144	$59,222,289,980

Class M Shares:
Net assets (Applicable to 8,426,428, 6,887 and 541,465,114, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$50,809,835	$54,646	$4,685,004,506

Net asset value, offering and redemption price per Class M share	$6.03	$7.941	$8.65

Class I Shares:
Net assets (Applicable to 3,133,215, 864,385 and 4,192,737,693, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$18,886,868	$6,862,498	$36,264,867,696

Net asset value, offering and redemption price per Class I share	$6.03	$7.94	$8.65

Class I-2 Shares:
Net assets (Applicable to 0, 0 and 9,977,457, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A	$86,295,560

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A	$8.65

Administrative Class Shares:
Net assets (Applicable to 0, 0 and 148,516,284, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A	$1,285,971,537

Net asset value, offering and redemption price per Administrative Class share	N/A	N/A	$8.66

Plan Class Shares:
Net assets (Applicable to 0, 0 and 2,083,644,923, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A	$16,900,150,681

Net asset value, offering and redemption price per Plan Class share	N/A	N/A	$8.11

See accompanying Notes to Financial Statements.

256 / Semi-Annual Report September 2023

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2023 (Unaudited)

ASSETS:	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND

Net Assets Consist of:
Paid-in Capital (Note 9)	$82,874,646	$9,151,344	$75,368,816,444
Accumulated Earnings (Loss)	(13,177,943)	(2,234,200)	(16,146,526,464)

Net assets	$69,696,703	$6,917,144	$59,222,289,980

[1]	The net asset values of the Class M Shares of the Sustainable Securitized Fund were calculated using unrounded net assets of $54,646.12 divided by the unrounded shares outstanding of 6,886.69.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 257

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2023 (Unaudited)

ASSETS:	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Investments, at value - Unaffiliated (Cost $71,388,735 and $3,642,103,535, respectively) (Note 2)	$69,617,789	$3,186,641,490
Investments, at value - Affiliated (Cost $0 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	3,776	—
Foreign Currency, at value (Cost $0 and $8,965, respectively)	—	8,964
Cash on deposit with brokers for collateral on swaps (Note 2)	—	24,536,614
Cash on deposit with brokers for collateral on futures (Note 2)	4,850,000	20,359,000
Receivable for securities sold	15,234,538	58,670,743
Dividends and interest receivable	150,233	20,301,291
Unrealized appreciation on foreign currency exchange contracts	28,638	2,082,720
Due from Adviser (Note 6)	26,029	536
Receivable for daily variation margin on futures contracts (Note 3)	13,305	875,069

Receivable for capital stock sold	11,628	4,985,983
Premiums paid for swap contracts	2,595	69,008
Unrealized appreciation on swap contracts	940	1,671,937
Other assets	1,321	17,972

Total assets	89,940,792	3,320,221,327

Liabilities:
Bank overdraft	—	2,675,041
Payable for securities purchased	29,785,848	679,068,144
Payable for capital stock redeemed	299,642	10,218,656

Payable for daily variation margin on futures contracts (Note 3)	30,328	1,410,135
Distributions payable	10,266	4,146,360
Unrealized depreciation on foreign currency transactions	232	21,844
Unrealized depreciation on foreign currency exchange contracts	—	29,464
Advisory fees payable (Note 6)	18,373	1,469,486
Accrued trustees fees and expenses	9	188
Accrued distribution (12b-1) and service fees payable	1,930	32,156
Administrative fees payable	25,104	123,473
Accrued other expenses	84,304	505,312

Total liabilities	30,256,036	699,700,259

Net assets	$59,684,756	$2,620,521,068

Class M Shares:

Net assets (Applicable to 3,472,469 and 14,943,522, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$13,999,022	$150,233,773

Net asset value, offering and redemption price per Class M share	$4.03	$10.05

Class I Shares:
Net assets (Applicable to 11,311,728 and 208,491,344, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$45,685,734	$2,094,178,418

Net asset value, offering and redemption price per Class I share	$4.04	$10.04

Plan Class Shares:
Net assets (Applicable to 0 and 37,458,542, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$376,108,877

Net asset value, offering and redemption price per Plan Class share	N/A	$10.04

Net Assets Consist of:
Paid-in Capital (Note 9)	$73,785,625	$3,253,017,004
Accumulated Earnings (Loss)	(14,100,869)	(632,495,936)

Net assets	$59,684,756	$2,620,521,068

See accompanying Notes to Financial Statements.

258 / Semi-Annual Report September 2023

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Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2023 (Unaudited)

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND
Investment Income:
Interest	$693,449	$132,406	$14,613,078
Dividends	57,574	3,188	250,346

Total investment income	751,023	135,594	14,863,424

Expenses:
Investment advisory fees (Note 6)	60,449	12,489	748,462
Administration fees	51,917	46,811	109,696
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	4,242	57,729
Professional fees	21,313	14,104	23,939
Registration and filing fees	17,921	21,217	38,943
Transfer agent fees	16,299	17,142	168,127
Custodian fees	12,387	17,201	36,212
Reports to shareholders	8,608	8,336	13,485
Listing fees	400	800	800
Trustees’ fees and expenses	280	69	2,585
Commitment fee	188	35	841
Interest expense	—	2	—
Miscellaneous expenses	798	554	2,689

Total operating expenses	190,560	143,002	1,203,508
Expenses waived and reimbursed (Note 6)	(122,554)	(123,146)	(230,993)

Net expenses	68,006	19,856	972,515

Net investment income	683,017	115,738	13,890,909

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(192,227)	(352,503)	(5,353,388)
Futures contracts	3,670,230	(31,252)	(403,511)
Foreign currency exchange contracts	—	—	(54,789)
Foreign currency transactions	—	59	23,680
Swap contracts	—	7,655	—

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(63,277)	(6,703)	(10,410,175)
Futures contracts	(2,945,428)	(1,560)	(881,701)
Foreign currency exchange contracts	—	—	292,244
Foreign currency transactions	—	—	(3,220)
Swap contracts	—	7,693	—

Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	469,298	(376,611)	(16,790,860)

Net Increase (Decrease) in Net Assets from Operations	$1,152,315	$(260,873)	$(2,899,951)

See accompanying Notes to Financial Statements.

260 / Semi-Annual Report September 2023

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2023 (Unaudited)

	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Investment Income:
Interest	$16,182,749	$18,076,921	$20,365,127
Dividends	297,286	480,421	2,037,395

Total investment income	16,480,035	18,557,342	22,402,522

Expenses:
Investment advisory fees (Note 6)	956,846	1,284,443	1,658,299
Administration fees	101,590	58,848	93,721
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	13,380	160,090	21,169
Transfer agent fees	70,738	151,801	348,855
Registration and filing fees	48,705	31,435	57,205
Professional fees	21,196	22,182	26,440
Custodian fees	17,869	15,574	46,476
Trustees’ fees and expenses	3,347	4,879	7,902
Commitment fee	1,453	2,003	2,825
Listing fees	1,200	800	800
Interest expense	44	—	756
Miscellaneous expenses	17,838	30,566	30,085
Repayment of reimbursed expenses - Class I (Note 6)	—	—	18,757

Total operating expenses	1,254,206	1,762,621	2,313,290
Expenses waived and reimbursed (Note 6)	(25,654)	(61,198)	(1,669)

Net expenses	1,228,552	1,701,423	2,311,621

Net investment income	15,251,483	16,855,919	20,090,901

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(2,279,318)	(11,411,369)	(16,972,564)
Futures contracts	—	(1,701,397)	(6,461,373)
Foreign currency exchange contracts	—	(3,337)	(69,952)
Foreign currency transactions	749	29,054	28,637
Swap contracts	—	51,487	23,366

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	6,510,473	1,777,787	(17,328,665)
Futures contracts	—	(161,004)	(3,835,673)
Foreign currency exchange contracts	—	156,779	853,067
Foreign currency transactions	(623)	(1,696)	(11,341)
Swap contracts	—	(6,301)	(6,084)

Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	4,231,281	(11,269,997)	(43,780,582)

Net Increase (Decrease) in Net Assets from Operations	$19,482,764	$5,585,922	$(23,689,681)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 261

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2023 (Unaudited)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND
Investment Income:
Interest	$343,790	$34,966,624	$79,342
Dividends	16,179	1,959,757	5,881

Total investment income	359,969	36,926,381	85,223

Expenses:
Investment advisory fees (Note 6)	18,867	2,405,782	5,110
Administration fees	49,921	148,634	42,672
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	4,158	225,523	371
Administrative Class	—	2	—
Registration and filing fees	21,333	53,640	40,867
Custodian fees	18,970	56,417	7,623
Transfer agent fees	18,831	716,655	15,449
Professional fees	14,105	28,699	9,658
Reports to shareholders	8,328	35,984	3,269
Listing fees	800	1,200	800
Trustees’ fees and expenses	88	17,270	24
Commitment fee	33	7,627	10
Interest expense	3	4,016	—
Miscellaneous expenses	552	26,230	645

Total operating expenses	155,989	3,727,679	126,498
Expenses waived and reimbursed (Note 6)	(126,079)	(10,969)	(119,995)

Net expenses	29,910	3,716,710	6,503

Net investment income	330,059	33,209,671	78,720

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(373,300)	(25,250,614)	(79,045)
Futures contracts	(36,322)	(4,395,108)	(6,883)
Foreign currency exchange contracts	—	(120,884)	—
Foreign currency transactions	319	32,057	74
Swap contracts	6,825	72,595	—

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(164,241)	(9,824,656)	34,952
Futures contracts	30,058	500,214	(11,986)
Foreign currency exchange contracts	—	659,285	—
Foreign currency transactions	—	(15,450)	—
Swap contracts	6,892	(19,781)	—

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(529,769)	(38,362,342)	(62,888)

Net Increase (Decrease) in Net Assets from Operations	$(199,710)	$(5,152,671)	$15,832

See accompanying Notes to Financial Statements.

262 / Semi-Annual Report September 2023

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2023 (Unaudited)

	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Investment Income:
Interest	$2,886,457	$151,245	$1,418,378,314
Dividends	57,173	14,214	52,060,183

Total investment income	2,943,630	165,459	1,470,438,497

Expenses:
Investment advisory fees (Note 6)	223,481	15,194	109,820,433
Administration fees	74,033	37,119	2,188,634
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	63,941	66	5,872,567
Administrative Class	—	—	2,945,751
Transfer agent fees	49,219	16,817	17,617,787
Custodian fees	32,942	10,218	976,228
Registration and filing fees	27,362	40,867	745,151
Professional fees	20,679	9,675	254,441
Listing fees	800	800	2,000
Trustees’ fees and expenses	496	90	587,649
Commitment fee	123	41	231,792
Interest expense	—	1	4,878,918
Miscellaneous expenses	10,494	4,724	1,888,670

Total operating expenses	503,570	135,612	148,010,021
Expenses waived and reimbursed (Note 6)	(167,134)	(116,943)	—

Net expenses	336,436	18,669	148,010,021

Net investment income	2,607,194	146,790	1,322,428,476

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(888,646)	(698,255)	(2,433,593,547)
Futures contracts	77,381	(46,588)	(442,788,336)
Foreign currency exchange contracts	(1,086)	(14,266)	(11,008,632)
Foreign currency transactions	4,907	74	6,165,727
Swap contracts	15,680	—	46,511,683

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(1,622,505)	339,891	(1,329,132,082)
Futures contracts	203,843	(59,608)	(251,886,298)
Foreign currency exchange contracts	27,798	18,549	63,483,901
Foreign currency transactions	(195)	(89)	(1,433,762)
Swap contracts	15,709	—	54,282,814

Net realized and change in unrealized
(loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(2,167,114)	(460,292)	(4,299,398,532)

Net Increase (Decrease) in Net Assets from Operations	$440,080	$(313,502)	$(2,976,970,056)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 263

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2023 (Unaudited)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Investment Income:
Interest	$2,263,801	$99,321,420
Dividends	222,702	1,911,147

Total investment income	2,486,503	101,232,567

Expenses:
Investment advisory fees (Note 6)	134,807	9,113,553
Administration fees	55,161	201,493
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	13,053	196,804
Transfer agent fees	63,274	891,507
Registration and filing fees	28,499	75,042
Professional fees	20,726	55,441
Custodian fees	19,726	94,977
Trustees’ fees and expenses	945	26,743
Listing fees	800	1,200
Commitment fee	487	11,605
Interest expense	124	34,208
Miscellaneous expenses	12,604	91,944

Total operating expenses	350,206	10,794,517
Expenses waived and reimbursed (Note 6)	(153,691)	(2,596)

Net expenses	196,515	10,791,921

Net investment income	2,289,988	90,440,646

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(2,273,641)	(56,414,042)
Futures contracts	289,935	1,676,720
Foreign currency exchange contracts	(6,189)	(151,368)
Foreign currency transactions	2,535	223,326
Swap contracts	3,921	2,264,637

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(70,723)	(59,569,732)
Futures contracts	316,268	14,272,884
Foreign currency exchange contracts	33,106	2,436,528
Foreign currency transactions	(729)	(44,781)
Swap contracts	(57)	2,093,178

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(1,705,574)	(93,212,650)

Net Increase (Decrease) in Net Assets from Operations	$584,414	$(2,772,004)

See accompanying Notes to Financial Statements.

264 / Semi-Annual Report September 2023

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Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND		CORPORATE BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023
Operations:
Net investment income	$683,017	$875,717	$115,738	$285,898
Net realized (loss) on investments	(192,227)	(797,424)	(352,503)	(1,186,234)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	3,670,230	(3,406,039)	(23,538)	12,468
Net change in unrealized (depreciation) on investments	(63,277)	(820,315)	(6,703)	(74,878)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(2,945,428)	(501,369)	6,133	26,654

Net increase (decrease) in net assets resulting from operations	1,152,315	(4,649,430)	(260,873)	(936,092)

Distributions to Shareholders:
Class M	(635,832)	(1,425,275)	(60,928)	(142,778)
Class I	—	—	(54,904)	(141,214)

Total Distributions	(635,832)	(1,425,275)	(115,832)	(283,992)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	1,611,540	1,688,163	133,842	1,105,501
Shares issued in reinvestment of distributions	635,617	1,425,012	60,618	142,767
Cost of shares redeemed	(3,107,992)	(13,179,485)	(1,366,665)	(2,035,825)

Total Class M capital share transactions	(860,835)	(10,066,310)	(1,172,205)	(787,557)

Class I:
Proceeds from sale of shares	—	—	200,109	230,073
Shares issued in reinvestment of distributions	—	—	50,754	135,703
Cost of shares redeemed	—	—	(392,278)	(3,749,112)

Total Class I capital share transactions	—	—	(141,415)	(3,383,336)

Net (decrease) in net assets derived from capital share transactions	(860,835)	(10,066,310)	(1,313,620)	(4,170,893)

Net (decrease) in net assets	(344,352)	(16,141,015)	(1,690,325)	(5,390,977)
Net assets at beginning of period	28,961,453	45,102,468	7,165,861	12,556,838

Net assets at end of period	$28,617,101	$28,961,453	$5,475,536	$7,165,861

See accompanying Notes to Financial Statements.

266 / Semi-Annual Report September 2023

Metropolitan West Funds

Statements of Changes in Net Assets

	FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023
Operations:
Net investment income	$13,890,909	$21,543,153	$15,251,483	$25,534,633
Net realized (loss) on investments	(5,353,388)	(9,155,600)	(2,279,318)	(16,313,982)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(434,620)	1,558,426	749	93,351
Net change in unrealized appreciation (depreciation) on investments	(10,410,175)	(16,288,207)	6,510,473	(7,196,020)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(592,677)	1,280,679	(623)	(11,725)

Net increase (decrease) in net assets resulting from operations	(2,899,951)	(1,061,549)	19,482,764	2,106,257

Distributions to Shareholders:
Class M	(1,883,955)	(3,284,784)	(460,582)	(809,656)
Class I	(12,038,054)	(18,815,999)	(14,843,852)	(24,770,860)
Plan Class	—	—	(48)	(6)

Total Distributions	(13,922,009)	(22,100,783)	(15,304,482)	(25,580,522)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	17,412,941	41,165,753	1,889,337	4,031,325
Shares issued in reinvestment of distributions	1,865,879	3,259,132	418,703	752,139
Cost of shares redeemed	(17,283,282)	(23,746,600)	(3,105,345)	(9,931,101)

Total Class M capital share transactions	1,995,538	20,678,285	(797,305)	(5,147,637)

Class I:
Proceeds from sale of shares	56,494,705	229,652,950	19,367,483	73,729,818
Shares issued in reinvestment of distributions	11,266,313	17,189,579	11,482,150	20,289,450
Cost of shares redeemed	(49,318,177)	(123,618,442)	(24,688,091)	(218,088,025)

Total Class I capital share transactions	18,442,841	123,224,087	6,161,542	(124,068,757)

Plan Class:
Proceeds from sale of shares	—	—	9,995	—
Shares issued in reinvestment of distributions	—	—	45	6

Total Plan Class capital share transactions	—	—	10,040	6

Net increase (decrease) in net assets derived from capital share transactions	20,438,379	143,902,372	5,374,277	(129,216,388)

Net increase (decrease) in net assets	3,616,419	120,740,040	9,552,559	(152,690,653)
Net assets at beginning of period	330,398,541	209,658,501	339,418,376	492,109,029

Net assets at end of period	$334,014,960	$330,398,541	$348,970,935	$339,418,376

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 267

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023
Operations:
Net investment income	$16,855,919	$31,928,889	$20,090,901	$27,101,959
Net realized (loss) on investments	(11,411,369)	(57,819,428)	(16,972,564)	(37,576,129)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(1,624,193)	6,354,058	(6,479,322)	(8,083,233)
Net change in unrealized appreciation (depreciation) on investments	1,777,787	(9,639,134)	(17,328,665)	(838,619)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(12,222)	(1,957,971)	(3,000,031)	4,586,399

Net increase (decrease) in net assets resulting from operations	5,585,922	(31,133,586)	(23,689,681)	(14,809,623)

Distributions to Shareholders:
Class M	(4,087,336)	(8,006,047)	(403,056)	(651,240)
Class I	(12,816,722)	(24,105,082)	(19,642,835)	(26,538,105)

Total Distributions	(16,904,058)	(32,111,129)	(20,045,891)	(27,189,345)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	14,024,731	48,460,943	2,212,380	6,760,189
Shares issued in reinvestment of distributions	3,909,105	7,763,239	400,648	650,341
Cost of shares redeemed	(30,413,867)	(75,823,675)	(4,356,481)	(9,887,413)

Total Class M capital share transactions	(12,480,031)	(19,599,493)	(1,743,453)	(2,476,883)

Class I:
Proceeds from sale of shares	82,070,599	194,509,306	179,965,089	459,988,616
Shares issued in reinvestment of distributions	10,265,038	20,309,691	17,081,378	23,375,376
Cost of shares redeemed	(63,142,340)	(359,485,585)	(71,405,324)	(333,934,491)

Total Class I capital share transactions	29,193,297	(144,666,588)	125,641,143	149,429,501

Net increase (decrease) in net assets derived from capital share transactions	16,713,266	(164,266,081)	123,897,690	146,952,618

Net increase (decrease) in net assets	5,395,130	(227,510,796)	80,162,118	104,953,650
Net assets at beginning of period	495,198,416	722,709,212	897,970,829	793,017,179

Net assets at end of period	$500,593,546	$495,198,416	$978,132,947	$897,970,829

See accompanying Notes to Financial Statements.

268 / Semi-Annual Report September 2023

Metropolitan West Funds

Statements of Changes in Net Assets

	INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023
Operations:
Net investment income	$330,059	$771,068	$33,209,671	$61,988,491
Net realized (loss) on investments	(373,300)	(742,145)	(25,250,614)	(90,474,634)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(29,178)	10,587	(4,411,340)	2,702,326
Net change in unrealized appreciation (depreciation) on investments	(164,241)	(300,238)	(9,824,656)	974,373
Net change in unrealized appreciation on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	36,950	38,270	1,124,268	1,569,971

Net (decrease) in net assets resulting from operations	(199,710)	(222,458)	(5,152,671)	(23,239,473)

Distributions to Shareholders:
From net earnings
Class M	(100,716)	(193,447)	(4,742,215)	(11,675,128)
Class I	(233,303)	(576,495)	(28,737,633)	(50,784,593)
Administrative Class	—	—	(23)	(17,270)
From tax return of capital
Class M	—	(6,494)	—	—
Class I	—	(18,167)	—	—

Total Distributions	(334,019)	(794,603)	(33,479,871)	(62,476,991)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	1,287,580	1,337,353	11,022,695	94,963,791
Shares issued in reinvestment of distributions	100,194	199,463	4,683,115	11,599,618
Cost of shares redeemed	(882,128)	(542,274)	(123,925,167)	(266,373,973)

Total Class M capital share transactions	505,646	994,542	(108,219,357)	(159,810,564)

Class I:
Proceeds from sale of shares	1,541,469	2,645,893	80,612,795	676,046,610
Shares issued in reinvestment of distributions	228,971	584,846	24,421,854	45,199,055
Cost of shares redeemed	(448,730)	(3,781,800)	(346,572,161)	(1,191,261,709)

Total Class I capital share transactions	1,321,710	(551,061)	(241,537,512)	(470,016,044)

Administrative Class:
Proceeds from sale of shares	—	—	10,044	341,423
Shares issued in reinvestment of distributions	—	—	20	16,180
Cost of shares redeemed	—	—	(716)	(1,987,464)

Total Administrative Class capital share transactions	—	—	9,348	(1,629,861)

Net increase (decrease) in net assets derived from capital share transactions	1,827,356	443,481	(349,747,521)	(631,456,469)

Net increase (decrease) in net assets	1,293,627	(573,580)	(388,380,063)	(717,172,933)
Net assets at beginning of period	10,325,546	10,899,126	1,778,144,550	2,495,317,483

Net assets at end of period	$11,619,173	$10,325,546	$1,389,764,487	$1,778,144,550

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 269

Metropolitan West Funds

Statements of Changes in Net Assets

	OPPORTUNISTIC HIGH INCOME CREDIT FUND		STRATEGIC INCOME FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023
Operations:
Net investment income	$78,720	$266,498	$2,607,194	$3,476,991
Net realized (loss) on investments	(79,045)	(431,304)	(888,646)	(2,469,993)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(6,809)	(37,305)	96,882	501,888
Net change in unrealized appreciation (depreciation) on investments	34,952	(27,281)	(1,622,505)	(850,399)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(11,986)	17,597	247,155	28,320

Net increase (decrease) in net assets resulting from operations	15,832	(211,795)	440,080	686,807

Distributions to Shareholders:
From net earnings
Class M	(11,723)	(17,339)	(2,045,036)	(2,536,732)
Class I	(70,663)	(259,044)	(724,986)	(1,178,986)
From tax return of capital
Class M	—	(603)	—	—
Class I		(7,178)	—	—

Total Distributions	(82,386)	(284,164)	(2,770,022)	(3,715,718)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	132,448	543,779	3,233,205	43,540,763
Shares issued in reinvestment of distributions	11,707	17,942	2,029,350	2,526,946
Cost of shares redeemed	(304,802)	(295,730)	(3,408,323)	(10,331,770)

Total Class M capital share transactions	(160,647)	265,991	1,854,232	35,735,939

Class I:
Proceeds from sale of shares	13,132	506,250	5,295,314	12,916,300
Shares issued in reinvestment of distributions	69,759	255,696	666,865	1,109,471
Cost of shares redeemed	(71,647)	(1,500,632)	(2,010,427)	(6,635,438)

Total Class I capital share transactions	11,244	(738,686)	3,951,752	7,390,333

Net increase (decrease) in net assets derived from capital share transactions	(149,403)	(472,695)	5,805,984	43,126,272

Net increase (decrease) in net assets	(215,957)	(968,654)	3,476,042	40,097,361
Net assets at beginning of period	2,072,690	3,041,344	66,220,661	26,123,300

Net assets at end of period	$1,856,733	$2,072,690	$69,696,703	$66,220,661

See accompanying Notes to Financial Statements.

270 / Semi-Annual Report September 2023

Metropolitan West Funds

Statements of Changes in Net Assets

	SUSTAINABLE SECURITIZED FUND		TOTAL RETURN BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023
Operations:
Net investment income	$146,790	$281,087	$1,322,428,476	$2,141,648,942
Net realized (loss) on investments	(698,255)	(491,703)	(2,433,593,547)	(4,531,899,804)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(60,780)	13,099	(401,119,558)	(830,744,776)
Net change in unrealized appreciation (depreciation) on investments	339,891	(544,191)	(1,329,132,082)	(1,855,532,089)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(41,148)	(13,813)	(135,553,345)	495,422,606

Net (decrease) in net assets resulting from operations	(313,502)	(755,521)	(2,976,970,056)	(4,581,105,121)

Distributions to Shareholders:
Class M	(990)	(789)	(111,884,007)	(183,930,026)
Class I	(144,590)	(323,549)	(810,141,459)	(1,310,563,915)
Class I-2	—	—	(2,097,328)	(4,553,863)
Administrative Class	—	—	(28,033,937)	(48,358,996)
Plan Class	—	—	(378,212,519)	(622,261,058)

Total Distributions	(145,580)	(324,338)	(1,330,369,250)	(2,169,667,858)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	28,693	41,210	522,858,546	3,495,653,899
Shares issued in reinvestment of distributions	985	789	110,829,747	182,610,816
Cost of shares redeemed	(22,168)	(5,381)	(2,026,766,927)	(2,967,490,699)

Total Class M capital share transactions	7,510	36,618	(1,393,078,634)	710,774,016

Class I:
Proceeds from sale of shares	553,228	2,980,028	4,640,623,081	10,638,504,466
Shares issued in reinvestment of distributions	143,649	318,619	725,963,050	1,180,906,284
Cost of shares redeemed	(1,739,009)	(4,515,723)	(4,868,433,493)	(16,232,632,010)

Total Class I capital share transactions	(1,042,132)	(1,217,076)	498,152,638	(4,413,221,260)

Class I-2:
Proceeds from sale of shares	—	—	17,266,080	76,304,739
Shares issued in reinvestment of distributions	—	—	2,065,003	4,553,247
Cost of shares redeemed	—	—	(28,267,602)	(132,967,258)

Total Class I-2 capital share transactions	—	—	(8,936,519)	(52,109,272)

Administrative Class:
Proceeds from sale of shares	—	—	136,118,928	293,651,286
Shares issued in reinvestment of distributions	—	—	27,213,899	47,629,092
Cost of shares redeemed	—	—	(331,318,645)	(573,634,236)

Total Administrative Class capital share transactions	—	—	(167,985,818)	(232,353,858)

Plan Class:
Proceeds from sale of shares	—	—	1,871,044,377	2,968,909,350
Shares issued in reinvestment of distributions	—	—	350,458,985	584,159,563
Cost of shares redeemed	—	—	(1,736,572,206)	(6,205,668,308)

Total Plan Class capital share transactions	—	—	484,931,156	(2,652,599,395)

Net (decrease) in net assets derived from capital share transactions	(1,034,622)	(1,180,458)	(586,917,177)	(6,639,509,769)

Net (decrease) in net assets	(1,493,704)	(2,260,317)	(4,894,256,483)	(13,390,282,748)
Net assets at beginning of period	8,410,848	10,671,165	64,116,546,463	77,506,829,211

Net assets at end of period	$6,917,144	$8,410,848	$59,222,289,980	$64,116,546,463

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 271

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023
Operations:
Net investment income	$2,289,988	$3,035,558	$90,440,646	$164,181,166
Net realized (loss) on investments	(2,273,641)	(5,388,169)	(56,414,042)	(170,331,474)
Net realized gain on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	290,202	2,104,149	4,013,315	74,637,642
Net change in unrealized appreciation (depreciation) on investments	(70,723)	1,062,414	(59,569,732)	(160,704,924)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	348,588	(645,153)	18,757,809	2,436,594

Net increase (decrease) in net assets resulting from operations	584,414	168,799	(2,772,004)	(89,780,996)

Distributions to Shareholders:
Class M	(335,137)	(638,279)	(5,087,581)	(9,125,883)
Class I	(1,954,347)	(2,405,102)	(76,578,164)	(145,485,600)
Plan Class	—	—	(12,635,790)	(16,733,784)

Total Distributions	(2,289,484)	(3,043,381)	(94,301,535)	(171,345,267)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	469,232	3,375,187	7,902,842	28,256,559
Shares issued in reinvestment of distributions	320,159	622,331	4,994,973	9,026,236
Cost of shares redeemed	(6,516,779)	(22,824,795)	(17,376,265)	(77,734,166)

Total Class M capital share transactions	(5,727,388)	(18,827,277)	(4,478,450)	(40,451,371)

Class I:
Proceeds from sale of shares	6,698,888	64,753,429	280,475,588	1,024,325,769
Shares issued in reinvestment of distributions	1,946,932	2,403,227	54,478,841	106,577,781
Cost of shares redeemed	(63,375,794)	(121,342,857)	(515,344,497)	(2,197,064,956)

Total Class I capital share transactions	(54,729,974)	(54,186,201)	(180,390,068)	(1,066,161,406)

Plan Class:
Proceeds from sale of shares	—	—	26,801,375	243,626,742
Shares issued in reinvestment of distributions	—	—	12,560,706	16,733,248
Cost of shares redeemed	—	—	(2,429,996)	(11,237,412)

Total Plan Class capital share transactions	—	—	36,932,085	249,122,578

Net (decrease) in net assets derived from capital share transactions	(60,457,362)	(73,013,478)	(147,936,433)	(857,490,199)

Net (decrease) in net assets	(62,162,432)	(75,888,060)	(245,009,972)	(1,118,616,462)
Net assets at beginning of period	121,847,188	197,735,248	2,865,531,040	3,984,147,502

Net assets at end of period	$59,684,756	$121,847,188	$2,620,521,068	$2,865,531,040

See accompanying Notes to Financial Statements.

272 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.87	$11.48	$13.26	$8.89	$10.73	$9.98

Income from Investment Operations:
Net investment income[1]	0.23	0.27	0.11	0.18	0.31	0.22
Net realized and unrealized gain (loss)	0.16	(1.42)	1.81	5.14	(1.14)	0.76

Total Income (Loss) from Investment Operations	0.39	(1.15)	1.92	5.32	(0.83)	0.98

Less Distributions:
From net investment income	(0.22)	(0.27)	(0.12)	(0.20)	(0.30)	(0.23)
From net capital gains	—	(0.19)	(3.58)	(0.75)	(0.71)	—

Total Distributions	(0.22)	(0.46)	(3.70)	(0.95)	(1.01)	(0.23)

Net Asset Value, End of Period	$10.04	$9.87	$11.48	$13.26	$8.89	$10.73

Total Return	3.91%[2]	(9.77)%	13.35%	60.83%	(9.36)%	9.93%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$28,617	$28,961	$45,102	$36,770	$29,066	$21,202
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.26%[3]	1.28%	0.83%[4]	1.26%	1.04%	1.39%
After expense waivers and reimbursements	0.45%[3]	0.45%	0.83%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.52%[3]	2.70%	0.78%	1.57%	2.80%	2.15%
Portfolio Turnover Rate	106%[2]	166%	94%	60%	89%	140%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.66%.

See accompanying Notes to Financial Statements.

273 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.03	$9.89	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.16	0.26	0.22	0.28	0.88	0.41
Net realized and unrealized gain (loss)	(0.55)	(0.86)	(0.69)	0.50	0.06	0.34

Total Income (Loss) from Investment Operations	(0.39)	(0.60)	(0.47)	0.78	0.94	0.75

Less Distributions:
From net investment income	(0.16)	(0.26)	(0.22)	(0.40)	(0.86)	(0.41)
From net capital gains	—	—	(0.07)	(0.05)	(0.07)	(0.03)

Total Distributions	(0.16)	(0.26)	(0.29)	(0.45)	(0.93)	(0.44)

Net Asset Value, End of Period	$8.48	$9.03	$9.89	$10.65	$10.32	$10.31

Total Return	(4.39)%[2]	(6.02)%	(4.67)%	7.55%	9.19%	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,917	$4,296	$5,622	$8,190	$876	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.73%[3]	3.93%	2.73%	3.16%	8.55%	9.81%[3]
After expense waivers and reimbursements	0.75%[3]	0.75%	0.75%	0.75%	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.59%[3]	2.87%	2.01%	2.54%	8.31%	5.47%[3]
Portfolio Turnover Rate	67%[2]	124%	148%	84%	65%	159%[2]

*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 274

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.03	$9.89	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.17	0.28	0.24	0.40	0.91	0.43
Net realized and unrealized gain (loss)	(0.55)	(0.86)	(0.69)	0.41	0.06	0.34

Total Income (Loss) from Investment Operations	(0.38)	(0.58)	(0.45)	0.81	0.97	0.77

Less Distributions:
From net investment income	(0.17)	(0.28)	(0.24)	(0.43)	(0.89)	(0.43)
From net capital gains	—	—	(0.07)	(0.05)	(0.07)	(0.03)

Total Distributions	(0.17)	(0.28)	(0.31)	(0.48)	(0.96)	(0.46)

Net Asset Value, End of Period	$8.48	$9.03	$9.89	$10.65	$10.32	$10.31

Total Return	(4.27)%[2]	(5.79)%	(4.44)%	7.81%	9.46%	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,558	$2,870	$6,935	$4,730	$2,392	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.40%[3]	3.39%	2.40%	3.54%	8.30%	9.56%[3]
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.85%[3]	3.05%	2.25%	3.64%	8.62%	5.72%[3]
Portfolio Turnover Rate	67%[2]	124%	148%	84%	65%	159%[2]

*	The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

275 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$7.89	$8.75	$9.86	$9.82	$10.79	$10.00

Income from Investment Operations:
Net investment income[1]	0.32	0.68	0.88	0.69	1.86	0.23
Net realized and unrealized gain (loss)	(0.38)	(0.83)	(1.07)	0.34	(0.85)	0.79

Total Income (Loss) from Investment Operations	(0.06)	(0.15)	(0.19)	1.03	1.01	1.02

Less Distributions:
From net investment income	(0.32)	(0.71)	(0.89)	(0.97)	(1.98)	(0.23)
From net capital gains	—	—	(0.03)	(0.02)	—	—

Total Distributions	(0.32)	(0.71)	(0.92)	(0.99)	(1.98)	(0.23)

Net Asset Value, End of Period	$7.51	$7.89	$8.75	$9.86	$9.82	$10.79

Total Return	(0.86)%[2]	(1.50)%	(2.30)%	10.89%	9.82%	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$48,698	$49,027	$31,941	$21,174	$1	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.95%[3]	1.00%	1.04%	1.28%	3.76%	9.18%[3]
After expense waivers and reimbursements	0.80%[3]	0.80%	0.80%	0.80%	0.80%	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.15%[3]	8.53%	9.33%	7.01%	17.64%	6.76%[3]
Portfolio Turnover Rate	135%[2]	248%	210%	177%	122%	80%[2]

*	The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 276

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$7.89	$8.75	$9.86	$9.82	$10.78	$10.00

Income from Investment Operations:
Net investment income[1]	0.33	0.70	0.91	0.73	1.90	0.24
Net realized and unrealized gain (loss)	(0.39)	(0.83)	(1.08)	0.30	(0.85)	0.78

Total Income (Loss) from Investment Operations	(0.06)	(0.13)	(0.17)	1.03	1.05	1.02

Less Distributions:
From net investment income	(0.33)	(0.73)	(0.91)	(0.97)	(2.01)	(0.24)
From net capital gains	—	—	(0.03)	(0.02)	—	—

Total Distributions	(0.33)	(0.73)	(0.94)	(0.99)	(2.01)	(0.24)

Net Asset Value, End of Period	$7.50	$7.89	$8.75	$9.86	$9.82	$10.78

Total Return	(0.86)%[2]	(1.25)%	(2.05)%	10.83%	10.14%	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$285,317	$281,372	$177,717	$158,834	$8,934	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.69%[3]	0.74%	0.79%	1.01%	3.51%	8.82%[3]
After expense waivers and reimbursements	0.55%[3]	0.55%	0.55%	0.55%	0.55%	0.55%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.38%[3]	8.78%	9.55%	7.41%	18.14%	7.16%[3]
Portfolio Turnover Rate	135%[2]	248%	210%	177%	122%	80%[2]

*	The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

277 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.29	$9.79	$9.95	$8.98	$9.90	$10.06

Income from Investment Operations:
Net investment income[1]	0.40	0.56	0.31	0.30	0.42	0.42
Net realized and unrealized gain (loss)	0.11	(0.48)	(0.16)	0.97	(0.92)	(0.15)

Total Income (Loss) from Investment Operations	0.51	0.08	0.15	1.27	(0.50)	0.27

Less Distributions:
From net investment income	(0.40)	(0.58)	(0.31)	(0.30)	(0.42)	(0.43)

Net Asset Value, End of Period	$9.40	$9.29	$9.79	$9.95	$8.98	$9.90

Total Return	5.62%[2]	0.96%	1.50%	14.30%	(5.36)%	2.72%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,332	$11,002	$17,003	$13,815	$6,084	$11,229
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%[3]	1.02%	1.00%	0.99%	1.00%	1.03%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.58%[3]	5.98%	3.12%	3.05%	4.27%	4.23%
Portfolio Turnover Rate	27%[2]	43%	49%	38%	51%	52%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 278

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.29	$9.78	$9.95	$8.98	$9.90	$10.05

Income from Investment Operations:
Net investment income[1]	0.41	0.58	0.33	0.32	0.44	0.45
Net realized and unrealized gain (loss)	0.11	(0.47)	(0.17)	0.97	(0.92)	(0.15)

Total Income (Loss) from Investment Operations	0.52	0.11	0.16	1.29	(0.48)	0.30

Less Distributions:
From net investment income	(0.41)	(0.60)	(0.33)	(0.32)	(0.44)	(0.45)

Net Asset Value, End of Period	$9.40	$9.29	$9.78	$9.95	$8.98	$9.90

Total Return	5.72%[2]	1.26%	1.61%	14.52%	(5.17)%	3.03%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$338,629	$328,416	$475,105	$417,927	$250,187	$262,407
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%[3]	0.70%	0.69%[4]	0.70%[5]	0.70%	0.71%
After expense waivers and reimbursements	0.70%[3]	0.70%	0.69%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.77%[3]	6.22%	3.32%	3.25%	4.47%	4.50%
Portfolio Turnover Rate	27%[2]	43%	49%	38%	51%	52%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.69%.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

279 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND PLAN CLASS*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$9.27	$9.78	$9.95	$9.97

Income from Investment Operations:
Net investment income[1]	0.40	0.59	0.35	0.05
Net realized and unrealized gain (loss)	0.09	(0.51)	(0.18)	(0.02)

Total Income from Investment Operations	0.49	0.08	0.17	0.03

Less Distributions:
From net investment income	(0.39)	(0.59)	(0.34)	(0.05)

Net Asset Value, End of Period	$9.37	$9.27	$9.78	$9.95

Total Return	5.42%[2]	1.00%	1.76%	1.31%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10	$103 [3]	$102 [3]	$100 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.63%[4]	0.15%[5]	0.65%	0.62%[4]
After expense waivers and reimbursements	0.60%[4]	0.15%	0.60%	0.56%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.96%[4]	6.32%	3.53%	3.15%[4]
Portfolio Turnover Rate	27%[2]	43%	49%	38%[2]

*	The Floating Rate Income Fund Plan Class Shares commenced operations on January 29, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.10%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 280

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]
Net Asset Value, Beginning of Period	$9.12	$10.06	$10.57	$9.27	$9.66	$9.55

Income from Investment Operations:
Net investment income[2]	0.29	0.50	0.38	0.36	0.40	0.41
Net realized and unrealized gain (loss)	(0.20)	(0.93)	(0.51)	1.31	(0.39)	0.11

Total Income (Loss) from Investment Operations	0.09	(0.43)	(0.13)	1.67	0.01	0.52

Less Distributions:
From net investment income	(0.29)	(0.51)	(0.38)	(0.37)	(0.40)	(0.41)

Net Asset Value, End of Period	$8.92	$9.12	$10.06	$10.57	$9.27	$9.66

Total Return	1.09%[3]	(4.20)%	(1.30)%	18.14%	(0.06)%	5.57%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$118,872	$134,178	$169,941	$198,337	$126,587	$187,339
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.92%[4]	0.91%	0.90%	0.91%	0.93%	0.92%
After expense waivers and reimbursements	0.85%[4]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.36%[4]	5.45%	3.61%	3.53%	4.07%	4.33%
Portfolio Turnover Rate	33%[3]	116%	117%	108%	181%	120%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

281 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 20191
Net Asset Value, Beginning of Period	$9.12	$10.05	$10.57	$9.26	$9.65	$9.55

Income from Investment Operations:
Net investment income[2]	0.30	0.52	0.41	0.39	0.42	0.44
Net realized and unrealized gain (loss)	(0.21)	(0.92)	(0.52)	1.31	(0.39)	0.09

Total Income (Loss) from Investment Operations	0.09	(0.40)	(0.11)	1.70	0.03	0.53

Less Distributions:
From net investment income	(0.30)	(0.53)	(0.41)	(0.39)	(0.42)	(0.43)

Net Asset Value, End of Period	$8.91	$9.12	$10.05	$10.57	$9.26	$9.65

Total Return	1.10%[3]	(3.87)%	(1.15)%	18.56%	0.19%	5.72%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$381,722	$361,021	$552,768	$572,082	$289,352	$293,241
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%[4]	0.61%	0.61%	0.61%	0.62%	0.63%
After expense waivers and reimbursements	0.60%[4]	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.63%[4]	5.67%	3.88%	3.77%	4.33%	4.58%
Portfolio Turnover Rate	33%[3]	116%	117%	108%	181%	120%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 282

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.57	$10.10	$10.74	$10.65	$10.37	$10.21

Income from Investment Operations:
Net investment income[1]	0.19	0.29	0.11	0.13	0.26	0.25
Net realized and unrealized gain (loss)	(0.44)	(0.53)	(0.61)	0.36	0.28	0.17

Total Income (Loss) from Investment Operations	(0.25)	(0.24)	(0.50)	0.49	0.54	0.42

Less Distributions:
From net investment income	(0.19)	(0.29)	(0.11)	(0.13)	(0.26)	(0.26)
From net capital gains	—	—	(0.03)	(0.27)	—	—

Total Distributions	(0.19)	(0 29)	(0.14)	(0.40)	(0 26)	(0 26)

Net Asset Value, End of Period	$9.13	$9.57	$10.10	$10.74	$10.65	$10.37

Total Return	(2.66)%[2]	(2.32)%	(4.63)%	4.63%	5.27%	4.15%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$18,392	$21,053	$24,746	$36,452	$33,836	$35,343
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[3]	0.72%	0.70%	0.71%	0.71%	0.69%
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.70%	0.70%	0.69%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.01%[3]	3.00%	1.04%	1.22%	2.49%	2.49%
Portfolio Turnover Rate	298%[2]	516%	399%	372%	393%	277%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

283 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.56	$10.10	$10.73	$10.65	$10.36	$10.21

Income from Investment Operations:
Net investment income[1]	0.20	0.31	0.14	0.16	0.29	0.28
Net realized and unrealized gain (loss)	(0.43)	(0.54)	(0.60)	0.35	0.28	0.15

Total Income (Loss) from Investment Operations	(0.23)	(0.23)	(0.46)	0.51	0.57	0.43

Less Distributions:
From net investment income	(0.20)	(0.31)	(0.14)	(0.16)	(0.28)	(0.28)
From net capital gains	—	—	(0.03)	(0.27)	—	—

Total Distributions	(0 20)	(0.31)	(0.17)	(0.43)	(0.28)	(0.28)

Net Asset Value, End of Period	$9.13	$9.56	$10.10	$10.73	$10.65	$10.36

Total Return	(2.45)%[2]	(2.22)%	(4.33)%	4.76%	5.60%	4.29%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$959,741	$876,918	$768,271	$766,063	$693,038	$708,645
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%[3,4]	0.49%	0.47%	0.48%	0.48%	0.47%
After expense waivers and reimbursements	0.48%[3]	0.49%	0.47%	0.48%	0.48%	0.47%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.25%[3]	3.26%	1.29%	1.44%	2.69%	2.74%
Portfolio Turnover Rate	298%[2]	516%	399%	372%	393%	277%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.48%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 284

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$7.82	$8.70	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.23	0.63	0.45	0.59	1.05	0.55
Net realized and unrealized gain (loss)	(0.37)	(0.84)	(0.95)	0.17	(0.55)	0.33

Total Income (Loss) from Investment Operations	(0.14)	(0.21)	(0.50)	0.76	0.50	0.88

Less Distributions:
From net investment income	(0.23)	(0.65)	(0.46)	(0.63)	(1.05)	(0.55)
From net capital gains	—	—	(0.01)	(0.11)	(0.11)	(0.02)
From tax return of capital	—	(0.02)	—	—	—	—

Total Distributions	(0 23)	(0.67)	(0.47)	(0.74)	(1.16)	(0.57)

Net Asset Value, End of Period	$7.45	$7.82	$8.70	$9.67	$9.65	$10.31

Total Return	(1.80)%[2]	(2.24)%	(5.42)%	7.97%	4.80%	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,369	$3,026	$2,259	$2,126	$837	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.07%[3]	3.90%	2.16%	2.93%	3.86%	4.78%[3]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.70%	0.70%	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.97%[3]	7.93%	4.75%	6.02%	10.33%	7.20%[3]
Portfolio Turnover Rate	180%[2]	231%	345%	92%	76%	199%[2]

*	The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

285 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$7.82	$8.70	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.24	0.67	0.45	0.65	1.07	0.55
Net realized and unrealized gain (loss)	(0.38)	(0.86)	(0.93)	0.13	(0.55)	0.34

Total Income (Loss) from Investment Operations	(0.14)	(0.19)	(0.48)	0.78	0.52	0.89

Less Distributions:
From net investment income	(0.24)	(0.67)	(0.48)	(0.65)	(1.07)	(0.56)
From net capital gains	—	—	(0.01)	(0.11)	(0.11)	(0.02)
From tax return of capital	—	(0.02)	—	—	—	—

Total Distributions	(0.24)	(0.69)	(0.49)	(0.76)	(1.18)	(0.58)

Net Asset Value, End of Period	$7.44	$7.82	$8.70	$9.67	$9.65	$10.31

Total Return	(1.83)%[2]	(2.03)%	(5.22)%	8.20%	5.02%	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,250	$7,299	$8,640	$10,105	$6,431	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.81%[3]	3.62%	1.87%	2.68%	3.61%	4.53%[3]
After expense waivers and reimbursements	0.49%[3]	0.49%	0.49%	0.49%	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.19%[3]	8.38%	4.79%	6.56%	10.54%	7.29%[3]
Portfolio Turnover Rate	180%[2]	231%	345%	92%	76%	199%[2]

*	The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 286

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$8.30	$8.57	$8.88	$8.65	$8.68	$8.63

Income from Investment Operations:
Net investment income[1]	0.16	0.22	0.08	0.11	0.20	0.20
Net realized and unrealized gain (loss)	(0.20)	(0.26)	(0.31)	0.23	(0.03)	0.05

Total Income (Loss) from Investment Operations	(0.04)	(0.04)	(0.23)	0.34	0.17	0.25

Less Distributions:
From net investment income	(0.16)	(0.23)	(0.08)	(0.11)	(0.20)	(0.20)
From tax return of capital	—	—	—	—	—	(0.00)[2]

Total Distributions	(0.16)	(0.23)	(0.08)	(0.11)	(0.20)	(0.20)

Net Asset Value, End of Period	$8.10	$8.30	$8.57	$8.88	$8.65	$8.68

Total Return	(0.43)%[3]	(0.46)%	(2.65)%	3.91%	1.93%	2.93%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$185,079	$298,833	$474,682	$445,538	$449,701	$580,434
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.64%[4]	0.63%	0.62%	0.62%	0.62%	0.62%
After expense waivers and reimbursements	0.63%[4]	0.63%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.96%[4]	2.66%	0.87%	1.22%	2.32%	2.29%
Portfolio Turnover Rate	193%[3]	450%	347%	256%	233%	174%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

287 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$8.30	$8.58	$8.88	$8.65	$8.68	$8.64

Income from Investment Operations:
Net investment income[1]	0.17	0.24	0.09	0.12	0.22	0.22
Net realized and unrealized gain (loss)	(0.20)	(0.28)	(0.30)	0.24	(0.03)	0.04

Total Income (Loss) from Investment Operations	(0.03)	(0.04)	(0.21)	0.36	0.19	0.26

Less Distributions:
From net investment income	(0.17)	(0.24)	(0.09)	(0.13)	(0.22)	(0.22)
From tax return of capital	—	—	—	—	—	(0.00)[2]

Total Distributions	(0.17)	(0.24)	(0 09)	(0.13)	(0 22)	(0.22)

Net Asset Value, End of Period	$8.10	$8.30	$8.58	$8.88	$8.65	$8.68

Total Return	(0.33)%[3]	(0.37)%	(2.34)%	4.12%	2.14%	3.03%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,204,675	$1,479,311	$2,018,926	$2,034,540	$1,456,456	$1,578,279
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.43%[4]	0.42%	0.41%	0.42%	0.42%	0.41%
After expense waivers and reimbursements	0.43%[4]	0.42%	0.41%	0.42%	0.42%	0.41%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.17%[4]	2.85%	1.07%	1.39%	2.51%	2.53%
Portfolio Turnover Rate	193%[3]	450%	347%	256%	233%	174%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 288

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.73	$11.08	$11.48	$11.18	$11.21	$11.16

Income from Investment Operations:
Net investment income[1]	0.21	0.22	0.09	0.13	0.26	0.23
Net realized and unrealized gain (loss)	(0.27)	(0.28)	(0.40)	0.30	(0.05)	0.06

Total Income (Loss) from Investment Operations	(0.06)	(0.06)	(0.31)	0.43	0.21	0.29

Less Distributions:
From net investment income	(0.21)	(0.29)	(0.09)	(0.13)	(0.24)	(0.24)
From tax return of capital	—	—	—	—	—	(0.00)[2]

Total Distributions	(0.21)	(0 29)	(0 09)	(0.13)	(0 24)	(0.24)

Net Asset Value, End of Period	$10.46	$10.73	$11.08	$11.48	$11.18	$11.21

Total Return	(0.44)%[3]	(0.48)%	(2.74)%	3.83%	1.90%	2.68%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10	$776 [4]	$1,709	$88	$94	$415
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[5]	0.72%	0.72%	0.73%	0.72%	0.72%
After expense waivers and reimbursements	0.70%[5]	0.72%	0.72%	0.73%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.11%[5]	2.05%	0.80%	1.11%	2.27%	2.02%
Portfolio Turnover Rate	193%[3]	450%	347%	256%	233%	174%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Represents the whole number without rounding to the 000s.
[5]	Annualized.

See accompanying Notes to Financial Statements.

289 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022

Net Asset Value, Beginning of Period	$7.55	$8.99	$10.00

Income from Investment Operations:
Net investment income[1]	0.28	0.55	0.88
Net realized and unrealized loss	(0.21)	(1.25)	(1.07)

Total Income (Loss) from Investment Operations	0.07	(0.70)	(0.19)

Less Distributions:
From net investment income	(0.30)	(0.72)	(0.76)
From net capital gains	—	—	(0.06)
From tax return of capital	—	(0.02)	—

Total Distributions	(0 30)	(0.74)	(0.82)

Net Asset Value, End of Period	$7.32	$7.55	$8.99

Total Return	0.88%[2]	(7.74)%	(2.09)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$143	$314	$70
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	12.67%[3]	10.77%	5.78%[3]
After expense waivers and reimbursements	0.85%[3]	0.85%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.57%[3]	7.26%	14.30%[3]
Portfolio Turnover Rate	24%[2]	131%	104%[2]

*	The Opportunistic High Income Credit Fund Class M Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 290

Metropolitan West Funds

Financial Highlights

	OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022

Net Asset Value, Beginning of Period	$7.55	$8.98	$10.00

Income from Investment Operations:
Net investment income[1]	0.29	0.71	0.80
Net realized and unrealized loss	(0.23)	(1.38)	(0.98)

Total Income (Loss) from Investment Operations	0.06	(0.67)	(0.18)

Less Distributions:
From net investment income	(0.30)	(0.74)	(0.78)
From net capital gains	—	—	(0.06)
From tax return of capital	—	(0.02)	—

Total Distributions	(0 30)	(0.76)	(0.84)

Net Asset Value, End of Period	$7.31	$7.55	$8.98

Total Return	(0.98)%[2]	(7.41)%	(2.04)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,714	$1,759	$2,971
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	12.33%[3]	8.88%	5.42%[3]
After expense waivers and reimbursements	0.60%[3]	0.60%	0.60%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.73%[3]	9.07%	12.43%[3]
Portfolio Turnover Rate	24%[2]	131%	104%[2]

*	The Opportunistic High Income Credit Fund Class I Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

291 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$6.24	$6.89	$7.83	$7.29	$7.89	$7.99

Income from Investment Operations:
Net investment income[1]	0.23	0.51	0.73	0.47	0.31	0.32
Net realized and unrealized gain (loss)	(0.19)	(0.54)	(0.94)	0.54	(0.60)	(0.09)

Total Income (Loss) from Investment Operations	0.04	(0.03)	(0.21)	1.01	(0.29)	0.23

Less Distributions:
From net investment income	(0.25)	(0.62)	(0.73)	(0.47)	(0.31)	(0.33)

Net Asset Value, End of Period	$6.03	$6.24	$6.89	$7.83	$7.29	$7.89

Total Return	0.57%[2]	(0.23)%	(2.99)%	14.14%	(3.86)%	3.01%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$50,810	$50,681	$16,813	$15,471	$10,413	$17,908
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.53%[3]	1.86%	3.02%	2.73%	2.43%	1.84%[4]
After expense waivers and reimbursements	1.04%[3]	1.04%	1.04%	2.28%	2.35%	1.84%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.52%[3]	8.24%	9.71%	6.12%	3.95%	4.10%
Portfolio Turnover Rate	101%[2]	177%	77%	24%	50%	36%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 292

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$6.24	$6.89	$7.83	$7.29	$7.89	$7.98

Income from Investment Operations:
Net investment income[1]	0.24	0.57	0.76	0.46	0.33	0.35
Net realized and unrealized gain (loss)	(0.20)	(0.59)	(0.95)	0.56	(0.60)	(0.09)

Total Income (Loss) from Investment Operations	0.04	(0.02)	(0.19)	1.02	(0.27)	0.26

Less Distributions:
From net investment income	(0.25)	(0.63)	(0.75)	(0.48)	(0.33)	(0.35)

Net Asset Value, End of Period	$6.03	$6.24	$6.89	$7.83	$7.29	$7.89

Total Return	0.85%[2]	–%	(2.76)%	14.19%	(3.61)%	3.41%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$18,887	$15,540	$9,310	$9,799	$48,252	$67,310
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.26%[3]	1.65%	2.77%	2.08%[4]	2.20%	1.53%[5]
After expense waivers and reimbursements	0.80%[3]	0.80%	0.80%	2.08%	2.10%	1.53%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.75%[3]	9.08%	10.06%	5.92%	4.23%	4.45%
Portfolio Turnover Rate	101%[2]	177%	77%	24%	50%	36%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.93%.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying Notes to Financial Statements.

293 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	SUSTAINABLE SECURITIZED FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022

Net Asset Value, Beginning of Period	$8.45	$9.36	$10.00

Income from Investment Operations:
Net investment income[1]	0.16	0.21	0.05
Net realized and unrealized loss	(0.52)	(0.88)	(0.61)

Total (Loss) from Investment Operations	(0.36)	(0.67)	(0.56)

Less Distributions:
From net investment income	(0.15)	(0.24)	(0.08)

Net Asset Value, End of Period	$7.94	$8.45	$9.36

Total Return	(4.41)%[2]	(7.15)%	(5.60)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$55	$50	$16
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.89%[3]	3.35%	2.15%[3]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.79%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.76%[3]	2.43%	0.97%[3]
Portfolio Turnover Rate	152%[2]	312%	276%[2]

*	The Sustainable Securitized Fund Class M Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 294

Metropolitan West Funds

Financial Highlights

	SUSTAINABLE SECURITIZED FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022

Net Asset Value, Beginning of Period	$8.45	$9.37	$10.00

Income from Investment Operations:
Net investment income[1]	0.16	0.23	0.05
Net realized and unrealized loss	(0.51)	(0.89)	(0.63)

Total (Loss) from Investment Operations	(0.35)	(0.66)	(0.58)

Less Distributions:
From net investment income	(0.16)	(0.26)	(0.05)

Net Asset Value, End of Period	$7.94	$8.45	$9.37

Total Return	(4.19)%[2]	(7.04)%	(5.87)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,862	$8,361	$10,655
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.57%[3]	2.93%	1.80%[3]
After expense waivers and reimbursements	0.49%[3]	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.87%[3]	2.61%	0.94%[3]
Portfolio Turnover Rate	152%[2]	312%	276%[2]

*	The Sustainable Securitized Fund Class I Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

295 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.28	$10.19	$10.82	$11.12	$10.64	$10.46

Income from Investment Operations:
Net investment income[1]	0.18	0.28	0.13	0.15	0.26	0.28
Net realized and unrealized gain (loss)	(0.63)	(0.91)	(0.63)	0.24	0.57	0.18

Total Income (Loss) from Investment Operations	(0.45)	(0.63)	(0.50)	0.39	0.83	0.46

Less Distributions:
From net investment income	(0.18)	(0.28)	(0.13)	(0.15)	(0.26)	(0.28)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)	—

Total Distributions	(0.18)	(0.28)	(0.13)	(0.69)	(0.35)	(0.28)

Net Asset Value, End of Period	$8.65	$9.28	$10.19	$10.82	$11.12	$10.64

Total Return	(4.89)%[3]	(6.10)%	(4.69)%	3.31%	7.93%	4.49%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,685,005	$6,442,440	$6,213,223	$7,154,434	$8,979,527	$9,560,056
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.68%[4]	0.67%	0.65%	0.67%	0.67%	0.67%
After expense waivers and reimbursements	0.68%[4]	0.67%	0.65%	0.67%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.99%[4]	3.04%	1.17%	1.28%	2.38%	2.68%
Portfolio Turnover Rate	216%[3]	426%	467%	470%	405%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 296

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.28	$10.18	$10.82	$11.12	$10.64	$10.46

Income from Investment Operations:
Net investment income[1]	0.19	0.30	0.15	0.17	0.28	0.30
Net realized and unrealized gain (loss)	(0.63)	(0.90)	(0.64)	0.24	0.57	0.18

Total Income (Loss) from Investment Operations	(0.44)	(0.60)	(0.49)	0.41	0.85	0.48

Less Distributions:
From net investment income	(0.19)	(0.30)	(0.15)	(0.17)	(0.28)	(0.30)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)	—

Total Distributions	(0.19)	(030)	(0.15)	(0.71)	(0.37)	(0.30)

Net Asset Value, End of Period	$8.65	$9.28	$10.18	$10.82	$11.12	$10.64

Total Return	(4.78)%[3]	(5.80)%	(4.58)%	3.54%	8.16%	4.72%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$36,264,868	$38,399,347	$46,961,971	$52,980,073	$46,086,494	$40,927,700
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%[4]	0.45%	0.44%	0.45%	0.45%	0.44%
After expense waivers and reimbursements	0.45%[4]	0.45%	0.44%	0.45%	0.45%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.24%[4]	3.19%	1.38%	1.49%	2.60%	2.91%
Portfolio Turnover Rate	216%[3]	426%	467%	470%	405%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

297 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I-2*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020

Net Asset Value, Beginning of Period	$9.28	$10.18	$10.82	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.19	0.29	0.14	0.15	0.02
Net realized and unrealized gain (loss)	(0.63)	(0.89)	(0.64)	0.27	(0.36)

Total Income (Loss) from Investment Operations	(0.44)	(0.60)	(0.50)	0.42	(0.34)

Less Distributions:
From net investment income	(0.19)	(0.30)	(0.14)	(0.18)	(0.02)
From net capital gains	—	—	(0.00)[2]	(0.54)	—

Total Distributions	(0.19)	(0.30)	(0.14)	(0.72)	(0.02)

Net Asset Value, End of Period	$8.65	$9.28	$10.18	$10.82	$11.12

Total Return	(4.71)%[3]	(5.87)%	(4.65)%	3.65%	(2.93)%[3]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$86,296	$102,076	$170,455	$116,857	$97 [4]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.52%[5]	0.52%	0.52%	0.52%	0.33%[5]
After expense waivers and reimbursements	0.52%[5]	0.52%	0.52%	0.52%	0.33%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.17%[5]	3.06%	1.33%	1.32%	3.49%[5]
Portfolio Turnover Rate	216%[3]	426%	467%	470%	405%[3]

*	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Represents the whole number without rounding to the 000s.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 298

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$9.29	$10.19	$10.83	$11.13	$10.65	$10.47

Income from Investment Operations:
Net investment income[1]	0.18	0.27	0.12	0.13	0.25	0.27
Net realized and unrealized gain (loss)	(0.63)	(0.90)	(0.65)	0.24	0.57	0.18

Total Income (Loss) from Investment Operations	(0.45)	(0.63)	(0.53)	0.37	0.82	0.45

Less Distributions:
From net investment income	(0.18)	(0.27)	(0.11)	(0.13)	(0.25)	(0.27)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)	—

Total Distributions	(0.18)	(0.27)	(0.11)	(0.67)	(0.34)	(0.27)

Net Asset Value, End of Period	$8.66	$9.29	$10.19	$10.83	$11.13	$10.65

Total Return	(4.93)%[3]	(6.10)%	(4.89)%	3.19%	7.80%	4.36%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,285,972	$1,549,862	$1,963,315	$2,083,842	$1,739,034	$1,011,637
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%[4]	0.78%	0.77%	0.78%	0.78%	0.78%
After expense waivers and reimbursements	0.78%[4]	0.78%	0.77%	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.89%[4]	2.83%	1.06%	1.15%	2.26%	2.58%
Portfolio Turnover Rate	216%[3]	426%	467%	470%	405%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

299 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$8.70	$9.55	$10.15	$10.46	$10.01	$9.84

Income from Investment Operations:
Net investment income[1]	0.18	0.29	0.15	0.17	0.28	0.29
Net realized and unrealized gain (loss)	(0.59)	(0.85)	(0.60)	0.23	0.54	0.17

Total Income (Loss) from Investment Operations	(0.41)	(0.56)	(0.45)	0.40	0.82	0.46

Less Distributions:
From net investment income	(0.18)	(0.29)	(0.15)	(0.17)	(0.28)	(0.29)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)	—

Total Distributions	(0.18)	(0.29)	(0.15)	(0.71)	(0.37)	(0.29)

Net Asset Value, End of Period	$8.11	$8.70	$9.55	$10.15	$10.46	$10.01

Total Return	(4.74)%[3]	(5.79)%	(4.50)%	3.65%	8.29%	4.80%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$16,900,151	$17,622,821	$22,197,865	$24,605,977	$23,822,841	$20,611,577
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%[4]	0.37%	0.36%	0.37%	0.37%	0.37%
After expense waivers and reimbursements	0.37%[4]	0.37%	0.36%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.32%[4]	3.26%	1.47%	1.57%	2.67%	3.00%
Portfolio Turnover Rate	216%[3]	426%	467%	470%	405%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 300

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$4.10	$4.18	$4.25	$4.23	$4.26	$4.25

Income from Investment Operations:
Net investment income[1]	0.08	0.09	0.02	0.02	0.11	0.09
Net realized and unrealized gain (loss)	(0.07)	(0.07)	(0.07)	0.02	(0.03)	0.01

Total Income (Loss) from Investment Operations	0.01	0.02	(0.05)	0.04	0.08	0.10

Less Distributions:
From net investment income	(0.08)	(0.10)	(0.02)	(0.02)	(0.11)	(0.09)

Net Asset Value, End of Period	$4.03	$4.10	$4.18	$4.25	$4.23	$4.26

Total Return	0.35%[2]	0.49%	(1.14)%	1.03%	1.85%	2.37%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$13,999	$19,995	$39,477	$61,925	$28,355	$34,376
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.79%[3]	0.75%	0.64%	0.65%	0.77%	0.74%
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.09%[3]	2.24%	0.49%	0.49%	2.53%	2.08%
Portfolio Turnover Rate	280%[2]	479%	336%	210%	303%	172%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

301 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$4.11	$4.18	$4.26	$4.23	$4.27	$4.26

Income from Investment Operations:
Net investment income[1]	0.09	0.10	0.03	0.03	0.12	0.10
Net realized and unrealized gain (loss)	(0.07)	(0.06)	(0.08)	0.03	(0.04)	0.01

Total Income (Loss) from Investment Operations	0.02	0.04	(0.05)	0.06	0.08	0.11

Less Distributions:
From net investment income	(0.09)	(0.11)	(0.03)	(0.03)	(0.12)	(0.10)

Net Asset Value, End of Period	$4.04	$4.11	$4.18	$4.26	$4.23	$4.27

Total Return	0.43%[2]	0.90%	(1.21)%	1.43%	1.78%	2.53%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$45,686	$101,852	$158,258	$181,248	$76,340	$68,020
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%[3]	0.60%	0.49%	0.48%	0.58%	0.56%
After expense waivers and reimbursements	0.34%[3]	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.28%[3]	2.40%	0.66%	0.67%	2.70%	2.27%
Portfolio Turnover Rate	280%[2]	479%	336%	210%	303%	172%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 302

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019

Net Asset Value, Beginning of Period	$10.41	$11.17	$11.96	$11.12	$11.80	$11.83

Income from Investment Operations:
Net investment income[1]	0.32	0.51	0.30	0.30	0.42	0.41
Net realized and unrealized gain (loss)	(0.35)	(0.74)	(0.66)	0.93	(0.69)	(0.03)

Total Income (Loss) from Investment Operations	(0.03)	(0.23)	(0.36)	1.23	(0.27)	0.38

Less Distributions:
From net investment income	(0.33)	(0.53)	(0.30)	(0.30)	(0.41)	(0.41)
From net capital gains	—	—	(0.13)	(0.09)	—	—
From tax return of capital	—	—	—	—	—	(0.00)[2]

Total Distributions	(0.33)	(0.53)	(0.43)	(0.39)	(0.41)	(0.41)

Net Asset Value, End of Period	$10.05	$10.41	$11.17	$11.96	$11.12	$11.80

Total Return	(0.29)%[3]	(1.93)%	(3.15)%	11.14%	(2.47)%	3.31%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$150,234	$160,181	$214,792	$258,424	$267,139	$454,968
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%[4]	1.04%	1.02%	1.03%	1.03%	1.03%[5]
After expense waivers and reimbursements	1.04%[4]	1.04%	1.02%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.18%[4]	4.81%	2.50%	2.56%	3.49%	3.46%
Portfolio Turnover Rate	115%[3]	223%	182%	165%	85%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.

See accompanying Notes to Financial Statements.

303 / Semi-Annual Report September 2023

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$10.40	$11.16	$11.95	$11.12	$11.79	$11.82

Income from Investment Operations:
Net investment income[1]	0.33	0.53	0.33	0.33	0.44	0.44
Net realized and unrealized gain (loss)	(0.34)	(0.73)	(0.66)	0.92	(0.67)	(0.02)

Total Income (Loss) from Investment Operations	(0.01)	(0.20)	(0.33)	1.25	(0.23)	0.42

Less Distributions:
From net investment income	(0.35)	(0.56)	(0.33)	(0.33)	(0.44)	(0.45)
From net capital gains	—	—	(0.13)	(0.09)	—	—
From tax return of capital	—	—	—	—	—	(0.00)[2]
Total Distributions	(0.35)	(0.56)	(0.46)	(0.42)	(0.44)	(0.45)

Net Asset Value, End of Period	$10.04	$10.40	$11.16	$11.95	$11.12	$11.79

Total Return	(0.15)%[3]	(1.65)%	(2.88)%	11.35%	(2.11)%	3.60%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,094,178	$2,353,053	$3,648,832	$3,271,289	$2,760,187	$2,651,631
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.76%[4]	0.76%	0.74%	0.75%	0.75%	0.75%
After expense waivers and reimbursements	0.76%[4]	0.76%	0.74%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.46%[4]	5.04%	2.79%	2.82%	3.72%	3.76%
Portfolio Turnover Rate	115%[3]	223%	182%	165%	85%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2023 / 304

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND PLAN CLASS*

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$10.40	$11.15	$11.94	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.34	0.56	0.34	0.34	0.03
Net realized and unrealized gain (loss)	(0.35)	(0.74)	(0.66)	0.92	(0.85)

Total Income (Loss) from Investment Operations	(0.01)	(0.18)	(0.32)	1.26	(0.82)

Less Distributions:
From net investment income	(0.35)	(0.57)	(0.34)	(0.34)	(0.03)
From net capital gains	—	—	(0.13)	(0.09)	—

Total Distributions	(0.35)	(0.57)	(0.47)	(0.43)	(0.03)

Net Asset Value, End of Period	$10.04	$10.40	$11.15	$11.94	$11.11

Total Return	(0.12)%[2]	(1.50)%	(2.83)%	11.44%	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$376,109	$352,297	$120,524	$63,815	$93 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[4]	0.70%	0.69%	0.69%	0.68%[4]
After expense waivers and reimbursements	0.70%[4]	0.70%	0.69%	0.69%	0.68%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.54%[4]	5.41%	2.87%	2.88%	4.06%[4]
Portfolio Turnover Rate	115%[2]	223%	182%	165%	85%[2]

*	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.

See accompanying Notes to Financial Statements.

305 / Semi-Annual Report September 2023

Notes to Financial Statements

September 30, 2023 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of fourteen separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Opportunistic High Income Credit Fund (the “Opportunistic High Income Credit Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Sustainable Securitized Fund (the “Sustainable Securitized Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The Plan Class was added on January 29, 2021. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Opportunistic High Income Credit Fund commenced investment operations on August 2, 2021 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Sustainable Securitized Fund commenced investment operations on October 1, 2021 with Class M and Class I shares. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; and the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps or exchange-traded funds (ETFs) that track the S&P 500 Index with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, plus any borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from zero to eight years.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long-term capital appreciation, by investing normally at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

Semi-Annual Report September 2023 / 306

Notes to Financial Statements (Continued)

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds (commonly known as “junk bonds”). The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Investment Grade Credit Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Opportunistic High Income Credit Fund seeks to maximize total returns through a combination of current income and capital appreciation by investing at least 80% of its net assets in investments across a range of global investment opportunities related to income-generating credit securities, with an emphasis on higher volatility, lower-quality debt securities rated below investment grade, or unrated securities determined by the Adviser to be of comparable quality. There is no limit on the weighted average maturity of the Fund’s portfolio, and there is no limit on the Fund’s average portfolio duration.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Sustainable Securitized Fund seeks to maximize current income and achieve above average long-term total return by investing, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy one or more of its positive-screening environmental, social and governance (“ESG”) criteria to support sustainable initiatives. The Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years.

The Total Return Bond Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration normally will remain within one year of its benchmark index. The Fund’s dollar-weighted average maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

307 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or the “Board of Trustees”) has designated the Adviser as the “valuation designee” with respect to the fair valuation of the Funds’ portfolio securities, subject to oversight by and periodic reporting to the Board. Fixed income securities for which market quotations are readily available were valued during the period at prices as provided by independent pricing vendors or broker quotes. The Funds received pricing information from independent pricing vendors selected and overseen by the valuation designee. Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and ask prices. Securities and other assets that could not be valued as described above were valued at their fair value as determined by the Adviser in accordance with procedures approved by and under the general oversight of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods used by the Adviser included, but were not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset could not be valued pursuant to one of the valuation methods used by the Adviser, the value of the security or asset was determined in good faith by the Adviser, as the valuation designee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine NAV, securities will be priced by a method that the Adviser believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of its NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Adviser would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Semi-Annual Report September 2023 / 308

Notes to Financial Statements (Continued)

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the six months ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

309 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Semi-Annual Report September 2023 / 310

Notes to Financial Statements (Continued)

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Total return swaps. Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the marketplace. As such, they can be categorized as Level 1. Other government and agencies securities are quoted based on similar securities and yields, and therefore would be categorized as Level 2.

As of September 30, 2023, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and credit default swaps.

311 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of September 30, 2023 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$482,669	$—	$—	$482,669
U.S. Treasury Bills	8,367,934	—	—	8,367,934

Long-Term Investments:
Asset-Backed Securities	—	4,996,828	—	4,996,828
Common Stock	—	—	17,315	17,315
Corporates	—	7,213,720	—	7,213,720
Mortgage-Backed Securities	—	8,235,390	25,152	8,260,542
Municipal Bonds	—	409,296	—	409,296
Mutual Funds	635,235	—	—	635,235
Rights	—	—	—	—

Other Financial Instruments*

Liabilities:
Equity contracts	(1,221,913)	—	—	(1,221,913)

Total	$8,263,925	$20,855,234	$42,467	$29,161,626

*Other financial instruments include futures. Equity contracts include futures.

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$97,538	$—	$—	$97,538

Long-Term Investments:
Asset-Backed Securities	—	—	33,801	33,801
Corporates	—	4,631,924	—	4,631,924
Mortgage-Backed Securities	—	28,296	2,740	31,036
Municipal Bonds	—	119,398	—	119,398
U.S. Treasury Securities	522,456	67,975	—	590,431

Other Financial Instruments*

Assets:
Interest rate contracts	14,322	5,979	—	20,301

Liabilities:
Interest rate contracts	(12,600)	—	—	(12,600)

Total	$621,716	$4,853,572	$36,541	$5,511,829

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

Semi-Annual Report September 2023 / 312

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$10,158,569	$—	$—	$10,158,569
U.S. Treasury Bills	49,008,404	—	—	49,008,404

Long-Term Investments:
Asset-Backed Securities	—	41,855,856	413,122	42,268,978
Bank Loans	—	14,437,403	—	14,437,403
Common Stock	240,720	—	247,587	488,307
Corporates	—	98,783,932	32,736	98,816,668
Foreign Government Obligations	—	5,943,582	—	5,943,582
Mortgage-Backed Securities	—	168,291,458	3,578,369	171,869,827
Municipal Bonds	—	647,453	—	647,453
Rights	—	—	—	—
U.S. Treasury Securities	15,610,015	2,035,156	—	17,645,171
Warrant	—	—	—	—

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	250,817	—	250,817
Interest rate contracts	1,737,647	—	—	1,737,647

Liabilities:

Foreign currency exchange contracts	—	(1,250)	—	(1,250)
Interest rate contracts	(1,522,044)	—	—	(1,522,044)

Total	$75,233,311	$332,244,407	$4,271,814	$411,749,532

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$5,610,575	$—	$—	$5,610,575
U.S. Treasury Bills	17,720,586	—	—	17,720,586

Long-Term Investments:
Asset-Backed Securities	—	1,655,420	—	1,655,420
Bank Loans	—	308,706,018	1,485,704	310,191,722
Common Stock	—	—	216,899	216,899
Corporates	—	14,918,743	—	14,918,743
Rights	—	—	—	—

Unfunded Commitments Appreciation	—	582	—	582
Warrant	—	—	—	—

Total	$23,331,161	$325,280,763	$1,702,603	$350,314,527

313 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$3,151,168	$—	$—	$3,151,168
U.S. Treasury Bills	29,106,081	—	—	29,106,081

Long-Term Investments:
Bank Loans	—	49,780,940	—	49,780,940
Common Stock	918,750	—	2,816,038	3,734,788
Corporates	—	406,075,137	—	406,075,137
Rights	—	—	—	—
U.S. Treasury Securities	3,955,745	—	—	3,955,745
Warrant	—	—	17	17

Other Financial Instruments*

Assets:
Credit contracts	—	36,211	—	36,211
Foreign currency exchange contracts	—	151,773	—	151,773
Interest rate contracts	196,267	—	—	196,267

Liabilities:

Foreign currency exchange contracts	—	(29,020)	—	(29,020)
Interest rate contracts	(505,177)	—	—	(505,177)

Total	$36,822,834	$456,015,041	$2,816,055	$495,653,930

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$89,443,337	$—	$—	$89,443,337
U.S. Treasury Bills	84,670,156	—	—	84,670,156

Long-Term Investments:
Asset-Backed Securities	—	43,707,396	1,727,601	45,434,997
Bank Loans	—	10,779,001	—	10,779,001
Common Stock	—	—	342,317	342,317
Corporates	—	268,737,954	—	268,737,954
Mortgage-Backed Securities	—	217,251,730	—	217,251,730
Municipal Bonds	—	7,829,420	—	7,829,420
Rights	—	—	—	—
U.S. Treasury Securities	409,852,702	12,053,174	—	421,905,876

Other Financial Instruments*

Assets:
Credit contracts	—	10,469	—	10,469
Foreign currency exchange contracts	—	741,112	—	741,112
Interest rate contracts	902,601	—	—	902,601

Liabilities:

Foreign currency exchange contracts	—	(2,499)	—	(2,499)
Interest rate contracts	(1,856,512)	—	—	(1,856,512)

Total	$583,012,284	$561,107,757	$2,069,918	$1,146,189,959

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

Semi-Annual Report September 2023 / 314

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$957,350	$—	$—	$957,350
U.S. Treasury Bills	445,469	—	—	445,469

Long-Term Investments:
Asset-Backed Securities	—	413,996	30,045	444,041
Corporates	—	6,633,186	—	6,633,186
Mortgage-Backed Securities	—	1,971,938	9,317	1,981,255
Municipal Bonds	—	390,696	—	390,696
U.S. Treasury Securities	2,444,594	88,213	—	2,532,807

Other Financial Instruments*

Assets:
Interest rate contracts	44,315	5,358	—	49,673

Liabilities:
Interest rate contracts	(17,952)	—	—	(17,952)

Total	$3,873,776	$9,503,387	$39,362	$13,416,525

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$142,254,060	$—	$—	$142,254,060
U.S. Agency Discount Notes	—	38,301,586	—	38,301,586
U.S. Treasury Bills	21,650,029	—	—	21,650,029

Long-Term Investments:
Asset-Backed Securities	—	158,261,496	5,107,690	163,369,186
Bank Loans	—	29,715,502	—	29,715,502
Common Stock	—	—	—	—
Corporates	—	367,703,589	—	367,703,589
Mortgage-Backed Securities	—	788,187,370	3,217,532	791,404,902
Municipal Bonds	—	23,811,530	—	23,811,530
Purchased Swaptions	—	3	—	3
U.S. Treasury Securities	181,446,086	11,865,928	—	193,312,014

Other Financial Instruments*

Assets:
Credit contracts	—	31,044	—	31,044
Foreign currency exchange contracts	—	544,909	—	544,909
Interest rate contracts	6,463,982	—	—	6,463,982

Liabilities:
Interest rate contracts	(3,559,765)	(3)	—	(3,559,768)

Total	$348,254,392	$1,418,422,954	$8,325,222	$1,775,002,568

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written swaptions. Credit contracts include swaps. Interest rate contracts include futures and written swaptions.

315 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

OPPORTUNISTIC HIGH INCOME CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:
Short-Term Investments:
Money Market Funds	$7,915	$—	$—	$7,915
U.S. Treasury Bills	70,332	—	—	70,332

Long-Term Investments:
Bank Loans	—	145,173	—	145,173
Common Stock	196,386	—	—	196,386
Corporates	—	1,143,965	—	1,143,965
Master Limited Partnerships	52,103	—	—	52,103
Mortgage-Backed Securities	—	200,479	11,271	211,750

Other Financial Instruments*
Assets:
Interest rate contracts	3,194	—	—	3,194
Liabilities:
Interest rate contracts	(4,181)	—	—	(4,181)

Total	$325,749	$1,489,617	$11,271	$1,826,637

*Other financial instruments include futures. Interest rate contracts include futures.

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:
Short-Term Investments:
Money Market Funds	$2,414,294	$—	$—	$2,414,294
U.S. Treasury Bills	10,214,149	—	—	10,214,149

Long-Term Investments:
Asset-Backed Securities	—	9,146,064	100,345	9,246,409
Common Stock	42,480	—	23,341	65,821
Corporates	—	19,261,245	—	19,261,245
Mortgage-Backed Securities	—	35,424,893	333,285	35,758,178
Municipal Bonds	—	92,667	—	92,667
Rights	—	—	—	—
U.S. Treasury Securities	2,184,367	420,599	—	2,604,966

Other Financial Instruments*
Assets:
Foreign currency exchange contracts	—	25,392	—	25,392
Interest rate contracts	267,441	12,190	—	279,631
Liabilities:
Interest rate contracts	(69,121)	—	—	(69,121)

Total	$15,053,610	$64,383,050	$456,971	$79,893,631

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Interest rate contracts include futures and swaps.

Semi-Annual Report September 2023 / 316

Notes to Financial Statements (Continued)

SUSTAINABLE SECURITIZED FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:
Short-Term Investments:
Money Market Funds	$275,393	$—	$—	$275,393
Long-Term Investments:
Asset-Backed Securities	—	1,206,387	—	1,206,387
Mortgage-Backed Securities	—	6,325,828	—	6,325,828
U.S. Treasury Securities	403,688	—	—	403,688

Other Financial Instruments*
Assets:
Foreign currency exchange contracts	—	14,825	—	14,825
Liabilities:
Interest rate contracts	(37,226)	—	—	(37,226)

Total	$641,855	$7,547,040	$—	$8,188,895

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:
Short-Term Investments:
Money Market Funds	$5,062,082,050	$—	$—	$5,062,082,050
U.S. Agency Discount Notes	—	4,553,242,850	—	4,553,242,850
U.S. Treasury Bills	2,108,595,158	—	—	2,108,595,158
Long-Term Investments:
Asset-Backed Securities	—	3,089,676,696	55,951,326	3,145,628,022
Bank Loans	—	912,907,172	4,728,610	917,635,782
Common Stock	—	—	53,765,600	53,765,600
Corporates	—	16,460,664,626	2,666,067	16,463,330,693
Foreign Government Obligations	—	391,404,102	—	391,404,102
Mortgage-Backed Securities	—	30,751,710,480	370,169,279	31,121,879,759
Municipal Bonds	—	200,904,074	—	200,904,074
Rights	—	—	—	—
U.S. Treasury Securities	15,181,958,607	816,922,949	—	15,998,881,556

Other Financial Instruments*
Assets:
Credit contracts	—	549,872	—	549,872
Foreign currency exchange contracts	—	53,521,975	—	53,521,975
Interest rate contracts	24,388,207	43,342,240	—	67,730,447
Liabilities:
Foreign currency exchange contracts	—	(848,670)	—	(848,670)
Interest rate contracts	(124,320,935)	—	—	(124,320,935)
Reverse Repurchase Agreements	—	(1,912,187,500)	—	(1,912,187,500)

Total	$22,252,703,087	$55,361,810,866	$487,280,882	$78,101,794,835

*Other financial instruments include foreign currency exchange contracts, futures, reverse repurchase agreements and swaps. Credit contracts include swaps. Interest rate contracts include futures and swaps.

317 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:
Short-Term Investments:
Money Market Funds	$4,252,519	$—	$—	$4,252,519
U.S. Treasury Bills	8,292,690	—	—	8,292,690
Long-Term Investments:
Asset-Backed Securities	—	4,944,444	—	4,944,444
Corporates	—	14,255,122	—	14,255,122
Mortgage-Backed Securities	—	27,273,840	10,789	27,284,629
Municipal Bonds	—	202,089	—	202,089
U.S. Treasury Securities	8,388,798	1,997,498	—	10,386,296

Other Financial Instruments*
Assets:
Credit contracts	—	3,535	—	3,535
Foreign currency exchange contracts	—	28,638	—	28,638
Interest rate contracts	253,015	—	—	253,015
Liabilities:
Interest rate contracts	(76,984)	—	—	(76,984)

Total	$21,110,038	$48,705,166	$10,789	$69,825,993

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:
Short-Term Investments:
Money Market Funds	$50,063,299	$—	$—	$50,063,299
U.S. Treasury Bills	66,235,772	—	—	66,235,772
Long-Term Investments:
Asset-Backed Securities	—	377,065,464	10,386,648	387,452,112
Bank Loans	—	93,061,030	418,297	93,479,327
Common Stock	5,494,080	—	3,166,710	8,660,790
Corporates	—	728,840,942	576,603	729,417,545
Foreign Government Obligations	—	65,407,338	—	65,407,338
Mortgage-Backed Securities	—	1,712,276,635	7,032,996	1,719,309,631
Municipal Bonds	—	8,695,134	—	8,695,134
Rights	—	—	—	—
U.S. Treasury Securities	39,421,945	18,498,597	—	57,920,542

Other Financial Instruments*
Assets:
Credit contracts	—	93,994	—	93,994
Foreign currency exchange contracts	—	2,082,720	—	2,082,720
Interest rate contracts	17,138,218	1,646,951	—	18,785,169
Liabilities:
Foreign currency exchange contracts	—	(29,464)	—	(29,464)
Interest rate contracts	(5,035,082)	—	—	(5,035,082)

Total	$173,318,232	$3,007,639,341	$21,581,254	$3,202,538,827

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures and swaps.

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

Semi-Annual Report September 2023 / 318

Notes to Financial Statements (Continued)

For the six months ended September 30, 2023, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	COMMON STOCK	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of
April 1, 2023	$20,072	$29,904	$49,976
Accrued discounts/premiums	—	(5,865)	(5,865)
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)*	(2,778)	1,113	(1,665)
Purchases	21	—	21
Sales	—	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2023	$17,315	$25,152	$42,467

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(1,665) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

CORPORATE BOND FUND	ASSET-BACKED SECURITIES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of
April 1, 2023	$35,886	$5,168	$41,054
Accrued discounts/premiums	—	(1,216)	(1,216)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)*	(993)	(1,212)	(2,205)
Purchases	—	—	—
Sales	(1,092)	—	(1,092)
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2023	$33,801	$2,740	$36,541

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(2,205) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

319 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES	RIGHTS	TOTAL
Balance as of
April 1, 2023	$438,609	$286,780	$69,795	$3,404,250	$—	$4,199,434
Accrued discounts/premiums	—	—	—	(451,170)	—	(451,170)
Realized gain	—	—	—	128	—	128
Change in unrealized (depreciation)*	(12,140)	(39,683)	(37,059)	(1,102,622)	(12)	(1,191,516)
Purchases	—	490	—	1,744,818	12	1,745,320
Sales	(13,347)	—	—	(17,035)	—	(30,382)
Transfers into Level 3**	—	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—	—

Balance as of
September 30, 2023	$413,122	$247,587	$32,736	$3,578,369	$—	$4,271,814

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(1,191,516) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

FLOATING RATE INCOME FUND	BANK LOANS	COMMON STOCK	RIGHTS	TOTAL
Balance as of
April 1, 2023	$2,042,197	$251,212	$—	$2,293,409
Accrued discounts/premiums	10,392	—	—	10,392
Realized (loss)	(51,101)	—	—	(51,101)
Change in unrealized appreciation (depreciation)*	231,710	(34,760)	(23)	196,927
Purchases	—	447	23	470
Sales	(747,494)	—	—	(747,494)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of
September 30, 2023	$1,485,704	$216,899	$—	$1,702,603

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $59,867 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

HIGH YIELD BOND FUND	COMMON STOCK	CREDIT DEFAULT SWAPS	RIGHTS	WARRANT	TOTAL
Balance as of
April 1, 2023	$3,261,310	$20,044	$—	$23	$3,281,377
Accrued discounts/premiums	—	(14,328)	—	—	(14,328)
Realized gain (loss)	—	—	—	—	—
Change in unrealized (depreciation)*	(451,257)	(5,716)	(334)	(6)	(457,313)
Purchases	5,985	—	334	—	6,319
Sales	—	—	—	—	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of
September 30, 2023	$2,816,038	$—	$—	$17	$2,816,055

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(451,597) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

Semi-Annual Report September 2023 / 320

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CREDIT DEFAULT SWAPS	RIGHTS	TOTAL
Balance as of
April 1, 2023	$1,834,181	$396,474	$20,902	$—	$2,251,557
Accrued discounts/premiums	—	—	(14,988)	—	(14,988)
Realized gain (loss)	—	—	—	—	—
Change in unrealized (depreciation)*	(50,763)	(54,860)	(5,914)	(35)	(111,572)
Purchases	—	703	—	35	738
Sales	(55,817)	—	—	—	(55,817)
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of
September 30, 2023	$1,727,601	$342,317	$—	$—	$2,069,918

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(105,658) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

INVESTMENT GRADE CREDIT FUND	ASSET-BACKED SECURITIES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of
April 1, 2023	$31,899	$17,682	$49,581
Accrued discounts/premiums	—	(2,166)	(2,166)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)*	(883)	(6,199)	(7,082)
Purchases	—	—	—
Sales	(971)	—	(971)
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2023	$30,045	$9,317	$39,362

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(7,082) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of
April 1, 2023	$5,422,797	$67,603	$3,359,676	$8,850,076
Accrued discounts/premiums	—	(48,325)	(42,847)	(91,172)
Realized gain (loss)	—	—	—	—
Change in unrealized (depreciation)*	(150,084)	(19,278)	(99,297)	(268,659)
Purchases	—	—	—	—
Sales	(165,023)	—	—	(165,023)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of
September 30, 2023	$5,107,690	$—	$3,217,532	$8,325,222

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(249,381) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

321 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

OPPORTUNISTIC HIGH INCOME CREDIT FUND	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of
April 1, 2023	$16,821	$16,821
Accrued discounts/premiums	(2,452)	(2,452)
Realized gain (loss)	—	—
Change in unrealized (depreciation)*	(3,098)	(3,098)
Purchases	—	—
Sales	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of September 30, 2023	$11,271	$11,271

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(3,098) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of
April 1, 2023	$104,763	$27,066	$326,465	$458,294
Accrued discounts/premiums	95	—	101,625	101,720
Realized gain	—	—	585	585
Change in unrealized (depreciation)*	(2,693)	(3,746)	(94,352)	(100,791)
Purchases	—	21	—	21
Sales	(1,820)	—	(1,038)	(2,858)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of
September 30, 2023	$100,345	$23,341	$333,285	$456,971

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(100,791) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	RIGHTS	TOTAL
Balance as of
April 1, 2023	$25,670,562	$4,371,966	$62,266,334	$2,954,705	$201,952	$379,572,729	$—	$475,038,248
Accrued discounts/premiums	(3,852,968)	445	—	(9,451)	(144,841)	381,755	—	(3,625,060)
Realized gain (loss)	—	—	—	(10,632)	—	51,385	—	40,753
Change in unrealized appreciation (depreciation)*	2,473,590	(272,178)	(8,615,562)	(168,992)	(57,111)	(2,986,490)	(6,492)	(9,633,235)
Purchases	32,441,332	628,377	114,828	—	—	—	6,492	33,191,029
Sales	(781,190)	—	—	(99,563)	—	(6,850,100)	—	(7,730,853)
Transfers into Level 3**	—	—	—	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—	—	—	—

Balance as of September 30, 2023	$55,951,326	$4,728,610	$53,765,600	$2,666,067	$—	$370,169,279	$—	$487,280,882

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(9,576,124) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

Semi-Annual Report September 2023 / 322

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$11,884	$11,884
Accrued discounts/premiums	(2,790)	(2,790)
Realized gain (loss)	—	—
Change in unrealized appreciation*	1,695	1,695
Purchases	—	—
Sales	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of September 30, 2023	$10,789	$10,789

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $1,695 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	RIGHTS	TOTAL
Balance as of April 1, 2023	$8,213,942	$386,748	$3,667,430	$1,354,993	$93,403	$7,311,772	$—	$21,028,288
Accrued discounts/premiums	—	39	—	77,650	(66,973)	53,157	—	63,873
Realized gain	—	—	—	—	—	1,730	—	1,730
Change in unrealized (depreciation)*	(227,333)	(24,077)	(507,451)	(856,040)	(26,430)	(102,984)	(368)	(1,744,683)
Purchases	2,650,000	55,587	6,731	—	—	—	368	2,712,686
Sales	(249,961)	—	—	—	—	(230,679)	—	(480,640)
Transfers into Level 3**	—	—	—	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—	—	—	—

Balance as of September 30, 2023	$10,386,648	$418,297	$3,166,710	$576,603	$—	$7,032,996	$—	$21,581,254

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2023 was $(1,718,253) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2023.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2023 are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Common Stock	$17,315	Third-Party Vendor	Vendor Prices	$0.00 - $100.00	$22.40	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Mortgage-Backed Securities-Non-Agency	$15,557	Third-Party Vendor	Vendor Prices	$1.14	$1.14	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$9,595	Third-Party Vendor	Vendor Prices	$0.04 - $1.56	$1.54	Increase
Mortgage-Backed Securities- U.S. Agency Commercial	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

323 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

CORPORATE BOND FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$33,801	Broker Quote	Offered Quote	$87.43	$87.43	Increase
Mortgage-Backed Securities-Non-Agency Commercial	$2,740	Third-Party Vendor	Vendor Prices	$0.04 - $0.48	$0.46	Increase

FLEXIBLE INCOME FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$413,122	Broker Quote	Offered Quote	$87.43	$87.43	Increase
Common Stock	$247,587	Third-Party Vendor	Vendor Prices	$22.40	$22.40	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$32,736	Third-Party Vendor	Vendor Prices	$2.00 - $13.68	$12.26	Increase
Mortgage-Backed Securities-Non-Agency	$2,750,837	Third-Party Vendor	Vendor Prices	$0.00 - $9.26	$6.91	Increase
Mortgage-Backed Securities-Non-Agency Commercial	$690,135	Broker Quote	Offered Quote	$94.05 - $98.11	$96.91	Increase
Mortgage-Backed Securities-Non-Agency Commercial	$137,397	Third-Party Vendor	Vendor Prices	$0.48	$0.48	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

FLOATING RATE INCOME FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$1,485,704	Third-Party Vendor	Vendor Prices	$70.50 - $89.50	$80.88	Increase
Common Stock	$216,899	Third-Party Vendor	Vendor Prices	$22.40	$22.40	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

HIGH YIELD BOND FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$2,816,038	Third-Party Vendor	Vendor Prices	$22.40	$22.40	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase
Warrant	$17	Third-Party Vendor	Vendor Prices	$1.03	$1.03	Increase

Semi-Annual Report September 2023 / 324

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$1,727,601	Broker Quote	Offered Quote	$87.43	$87.43	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$342,317	Third-Party Vendor	Vendor Prices	$22.40	$22.40	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

INVESTMENT GRADE CREDIT FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$30,045	Broker Quote	Offered Quote	$87.43	$87.43	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$9,317	Third-Party Vendor	Vendor Prices	$0.04 - $0.48	$0.47	Increase

LOW DURATION BOND FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$5,107,690	Broker Quote	Offered Quote	$87.43	$87.43	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Mortgage-Backed Securities-Non-Agency	$568,562	Third-Party Vendor	Vendor Prices	$1.21	$1.21	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$2,648,970	Broker Quote	Offered Quote	$98.11	$98.11	Increase

OPPORTUNISTIC HIGH INCOME CREDIT FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Mortgage-Backed Securities-Non-Agency	$11,271	Third-Party Vendor	Vendor Prices	$5.17	$5.17	Increase

STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$56,335	Broker Quote	Offered Quote	$87.43	$87.43	Increase
Asset-Backed Securities	$44,010	Third-Party Vendor	Vendor Prices	$10.48	$10.48	Increase
Common Stock	$23,341	Third-Party Vendor	Vendor Prices	$22.40	$22.40	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Mortgage-Backed Securities-Non-Agency	$333,285	Third-Party Vendor	Vendor Prices	$4.29 - $10.86	$9.42	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

325 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$55,951,326	Broker Quote	Offered Quote	$1.78 - $100.00	$80.97	Increase
Bank Loans	$4,728,610	Third-Party Vendor	Vendor Prices	$66.25	$66.25	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$53,765,600	Third-Party Vendor	Vendor Prices	$22.40	$22.40	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$2,666,067	Third-Party Vendor	Vendor Prices	$89.97	$89.97	Increase
Mortgage-Backed
Securities-Non-Agency	$5,820,848	Third-Party Vendor	Vendor Prices	$0.83 - $96.42	$14.77	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$364,348,431	Broker Quote	Offered Quote	$94.05 - $99.35	$96.77	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

ULTRA SHORT BOND FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Mortgage-Backed
Securities-Non-Agency	$10,789	Third-Party Vendor	Vendor Prices	$1.14	$1.14	Increase

UNCONSTRAINED BOND FUND	FAIR VALUE AT 9/30/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$10,386,648	Broker Quote	Offered Quote	$87.43 - $100.00	$90.63	Increase
Bank Loans	$418,297	Third-Party Vendor	Vendor Prices	$66.25	$66.25	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$3,166,710	Third-Party Vendor	Vendor Prices	$22.40	$22.40	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$576,603	Third-Party Vendor	Vendor Prices	$1.20 - $16.00	$11.89	Increase
Mortgage-Backed
Securities-Non-Agency	$45,117	Third-Party Vendor	Vendor Prices	$0.49 - $4.29	$3.69	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$6,987,879	Broker Quote	Offered Quote	$94.05 - $98.11	$96.50	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

Semi-Annual Report September 2023 / 326

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2023:

		ASSET DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$36,211	$10,469
Interest contracts:
Futures[1]	—	14,322	1,737,647	—	196,267	902,601
Swaps	—	5,979	—	—	—	—
Foreign currency exchange contracts: Forwards	—	—	250,817	—	151,773	741,112

Total	$—	$20,301	$1,988,464	$—	$384,251	$1,654,182

		ASSET DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$—	$31,044	$—	$—	$—	$549,872
Interest contracts:
Futures[1]	44,315	6,463,982	3,194	267,441	—	24,388,207
Options and swaptions purchased	—	3	—	—	—	—
Swaps	5,358	—	—	12,190	—	43,342,240
Foreign currency exchange contracts: Forwards	—	544,909	—	25,392	14,825	53,521,975

Total	$49,673	$7,039,938	$3,194	$305,023	$14,825	$121,802,294

327 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$3,535	$93,994
Interest contracts:
Futures[1]	253,015	17,138,218
Swaps	—	1,646,951
Foreign currency exchange contracts: Forwards	28,638	2,082,720

Total	$285,188	$20,961,883

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

		LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Equity contracts:
Futures[1]	$(1,221,913)	$—	$—	$—	$—	$—
Interest contracts:
Futures[1]	—	(12,600)	(1,522,044)	—	(505,177)	(1,856,512)
Foreign currency exchange contracts: Forwards	—	—	(1,250)	—	(29,020)	(2,499)

Total	$(1,221,913)	$(12,600)	$(1,523,294)	$—	$(534,197)	$(1,859,011)

		LIABILITY DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$(17,952)	$(3,559,765)	$(4,181)	$(69,121)	$(37,226)	$(124,320,935)
Options and swaptions written	—	(3)	—	—	—	—
Foreign currency exchange contracts: Forwards	—	—	—	—	—	(848,670)

Total	$(17,952)	$(3,559,768)	$(4,181)	$(69,121)	$(37,226)	$(125,169,605)

LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures[1]	$(76,984)	$(5,035,082)
Foreign currency exchange contracts: Forwards	—	(29,464)

Total	$(76,984)	$(5,064,546)

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

Semi-Annual Report September 2023 / 328

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended September 30, 2023:

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$51,487	$23,366
Equity contracts:
Futures	3,670,230	—	—	—	—	—
Interest contracts:
Futures	—	(31,252)	(403,511)	—	(1,701,397)	(6,461,373)
Options and swaptions purchased[1]	—	—	—	—	—	—
Swaps	—	7,655	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	(54,789)	—	(3,337)	(69,952)

Total	$3,670,230	$(23,597)	$(458,300)	$—	$(1,653,247)	$(6,507,959)

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$—	$72,595	$—	$—	$—	$650,450
Interest contracts:
Futures	(36,322)	(4,395,108)	(6,883)	77,381	(46,588)	(442,788,336)
Options and swaptions purchased[1]	—	—	—	—	—	—
Swaps	6,825	—	—	15,680	—	45,861,233
Foreign currency exchange contracts:
Forwards	—	(120,884)	—	(1,086)	(14,266)	(11,008,632)

Total	$(29,497)	$(4,443,397)	$(6,883)	$91,975	$(60,854)	$(407,285,285)

329 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$3,921	$127,516
Interest contracts:
Futures	289,935	1,676,720
Options and swaptions purchased[1]	—	—
Swaps	—	2,137,121
Foreign currency exchange contracts: Forwards	(6,189)	(151,368)

Total	$287,667	$3,789,989

1Options and swaptions purchased are included in net realized gain (loss) from investments — unaffiliated.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$(6,301)	$(6,084)
Equity contracts:
Futures	(2,945,428)	—	—	—	—	—
Interest contracts:
Futures	—	(1,560)	(881,701)	—	(161,004)	(3,835,673)
Options and swaptions purchased[1]	—	—	—	—	—	—
Swaps	—	7,693	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	292,244	—	156,779	853,067

Total	$(2,945,428)	$6,133	$(589,457)	$—	$(10,526)	$(2,988,690)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$—	$(19,781)	$—	$—	$—	$(66,001)
Interest contracts:
Futures	30,058	500,214	(11,986)	203,843	(59,608)	(251,886,298)
Options and swaptions purchased[1]	—	(1,473)	—	—	—	—
Swaps	6,892	—	—	15,709	—	54,348,815
Foreign currency exchange contracts:
Forwards	—	659,285	—	27,798	18,549	63,483,901

Total	$36,950	$1,138,245	$(11,986)	$247,350	$(41,059)	$(134,119,583)

Semi-Annual Report September 2023 / 330

Notes to Financial Statements (Continued)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Credit contracts:
Swaps	$(57)	$(27,949)
Interest contracts:
Futures	316,268	14,272,884
Options and swaptions purchased[1]	—	—
Swaps	—	2,121,127
Foreign currency exchange contracts:
Forwards	33,106	2,436,528

Total	$349,317	$18,802,590

1Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Financial futures contracts:
Average number of contracts purchased	134	15	1,319	—	606	2,101
Average number of contracts sold	—	7	409	—	101	168
Average value of contracts purchased	$1,185,390	$30,393	$2,219,371	$—	$784,986	$3,783,185
Average value of contracts sold	$—	$12,344	$983,509	$—	$187,844	$473,173
Credit default swaps:
Average number of contracts - sell protection	—	—	—	—	1	1
Average notional value - sell protection	$—	$—	$—	$—	$3,995,000	$1,155,000
Interest rate swaps:
Average number of contracts - receives fixed rate	—	1	—	—	—	—
Average notional - receives fixed rate	$—	$77	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	—	4	—	2	5
Average value of contracts sold	$—	$—	$126,708	$—	$77,124	$390,810

331 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND

Financial futures contracts:
Average number of contracts purchased	27	5,708	6	101	16	110,672
Average number of contracts sold	12	4,269	1	62	4	6,882
Average value of contracts purchased	$45,698	$10,802,391	$8,714	$166,373	$30,409	$216,167,524
Average value of contracts sold	$28,088	$7,397,404	$2,156	$153,860	$5,714	$17,589,711
Credit default swaps:
Average number of contracts -sell protection	—	1	—	—	—	1
Average notional value - sell protection	$—	$3,425,000	$—	$—	$—	$60,665,000
Interest rate swaps:
Average number of contracts -receives fixed rate	2	—	—	2	—	3
Average notional - receives fixed rate	$69	$—	$—	$157	$—	$498,642
Purchased swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$939,000	$—	$—	$—	$—
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$540,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	2	—	2	1	12
Average value of contracts sold	$—	$294,404	$—	$12,952	$10,387	$27,255,854

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Financial futures contracts:
Average number of contracts purchased	163	7,160
Average number of contracts sold	200	4,251
Average value of contracts purchased	$299,777	$12,238,254
Average value of contracts sold	$320,375	$10,139,942
Credit default swaps:
Average number of contracts - sell protection	1	1
Average notional value - sell protection	$390,000	$10,370,000
Interest rate swaps:
Average number of contracts - pays fixed rate	—	2
Average notional - pays fixed rate	$—	$21,117
Foreign currency exchange contracts:
Average number of contracts sold	2	6
Average value of contracts sold	$15,007	$1,159,081

1Amounts disclosed represent the volume of derivative contracts for the period ended September 30, 2023.

Semi-Annual Report September 2023 / 332

Notes to Financial Statements (Continued)

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

333 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

The following table presents Flexible Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	FLEXIBLE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$250,817	$—	$(1,250)	$249,567

Total	$250,817	$—	$(1,250)	$249,567

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Flexible Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	FLEXIBLE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$1,250	$—	$(1,250)	$—

Total	$1,250	$—	$(1,250)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	HIGH YIELD BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$151,773	$—	$(29,020)	$122,753

Credit Suisse First Boston International
Credit Default Swaps	$36,211	$(36,211)	$—	$—

Total	$187,984	$(36,211)	$(29,020)	$122,753

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2023 / 334

Notes to Financial Statements (Continued)

The following table presents High Yield Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$29,020	$—	$(29,020)	$—

Total	$29,020	$—	$(29,020)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Intermediate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$741,112	$(538,272)	$(2,499)	$200,341

Credit Suisse First Boston International
Credit Default Swaps	$10,469	$—	$—	$10,469

Total	$751,581	$(538,272)	$(2,499)	$210,810

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Intermediate Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	INTERMEDIATE BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$2,499	$—	$(2,499)	$—

Total	$2,499	$—	$(2,499)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

335 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$544,909	$(544,909)	$—	$—

Credit Suisse First Boston International
Credit Default Swaps	$31,044	$(31,044)	$—	$—

Goldman Sachs International
Swaptions	$3	$—	$(3)	$—

Total	$575,956	$(575,953)	$(3)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Goldman Sachs International
Swaptions	$3	$—	$(3)	$—

Total	$3	$—	$(3)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Strategic Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	STRATEGIC INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$25,392	$—	$—	$25,392

Total	$25,392	$—	$—	$25,392

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2023 / 336

Notes to Financial Statements (Continued)

The following table presents Sustainable Securitized Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	SUSTAINABLE SECURITIZED FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$14,825	$—	$—	$14,825

Total	$14,825	$—	$—	$14,825

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Bank of America N.A.
Foreign Currency Exchange Contracts	$37,363,189	$(37,363,189)	$—	$—

Barclays Bank PLC
Foreign Currency Exchange Contracts	$141,371	$—	$—	$141,371

Citibank N.A.
Foreign Currency Exchange Contracts	$13,833,100	$(13,613,530)	$(219,570)	$—

Credit Suisse First Boston International
Credit Default Swaps	$549,872	$(549,872)	$—	$—

State Street Global Markets LLC
Foreign Currency Exchange Contracts	$2,039,426	$—	$(481,790)	$1,557,636

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$144,889	$—	$(144,889)	$—

Total	$54,071,847	$(51,526,591)	$(846,249)	$1,699,007

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

337 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Barclays Bank PLC
Reverse Repurchase Agreements	$1,206,250,000	$(1,206,250,000)	$—	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$219,570	$—	$(219,570)	$—

JPMorgan Chase
Reverse Repurchase Agreements	$705,937,500	$(705,937,500)	$—	$—

State Street Global Markets LLC
Foreign Currency Exchange Contracts	$481,790	$—	$(481,790)	$—

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$147,310	$—	$(144,889)	$2,421

Total	$1,913,036,170	$(1,912,187,500)	$(846,249)	$2,421

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Ultra Short Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$28,638	$—	$—	$28,638

Credit Suisse First Boston International
Credit Default Swaps	$3,535	$—	$—	$3,535

Total	$32,173	$—	$—	$32,173

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2023 / 338

Notes to Financial Statements (Continued)

The following table presents Unconstrained Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$2,082,720	$(2,073,351)	$(9,369)	$—

Credit Suisse First Boston International
Credit Default Swaps	$93,994	$(93,994)	$—	$—

Total	$2,176,714	$(2,167,345)	$(9,369)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Unconstrained Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2023:

	UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$9,369	$—	$(9,369)	$—

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$20,095	$—	$—	$20,095

Total	$29,464	$—	$(9,369)	$20,095

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

339 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2023, certain interest-only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines approved by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Opportunistic High Income Credit Fund and Strategic Income Fund, Sustainable Securitized Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund,

Semi-Annual Report September 2023 / 340

Notes to Financial Statements (Continued)

Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2023, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the six months ended September 30, 2023, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2023, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements. The average dollar amount and average interest rate of reverse repurchase agreements in the Total Return Bond Fund for the six months ended September 30, 2023, was $289,331,731 and (0.35)%.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon

341 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of September 30, 2023, the Total Return Bond Fund held reverse repurchase agreements.

As of September 30, 2023, the following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

TOTAL RETURN BOND FUND

COUNTERPARTY	REVERSE REPURCHASE AGREEMENTS	FAIR VALUE OF NON-CASH COLLATERAL PLEDGED INCLUDING ACCRUED INTEREST[1]	NET AMOUNT
Barclays Bank PLC	$1,206,250,000	$(1,206,250,000)	$—
JPMorgan Chase	705,937,500	(705,937,500)	—

	$1,912,187,500	$(1,912,187,500)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss).

Semi-Annual Report September 2023 /342

Notes to Financial Statements (Continued)

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2023, the Flexible Income Fund, Intermediate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund held written options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all of the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may

343 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities. As of September 30, 2023, High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund had credit default swaps outstanding in the Funds.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2023, Corporate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above-listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps, is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2023, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

Semi-Annual Report September 2023 / 344

Notes to Financial Statements (Continued)

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

345 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

LIBOR Risk: The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. In July 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

Bank Loan Risk: There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2023, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$5,639,751	$5,223,708
Corporate Bond Fund	719,288	2,109,291
Flexible Income Fund	60,766,065	38,416,993
Floating Rate Income Fund	90,227,805	88,515,082
High Yield Bond Fund	137,115,369	157,487,623
Intermediate Bond Fund	69,492,895	60,105,997
Investment Grade Credit Fund	2,041,424	1,368,846
Low Duration Bond Fund	91,716,052	400,629,878
Opportunistic High Income Credit Fund	399,366	526,951
Strategic Income Fund	9,669,624	5,931,731
Sustainable Securitized Fund	2,972,729	3,086,417
Total Return Bond Fund	3,721,860,173	6,298,888,924
Ultra Short Bond Fund	7,665,311	32,846,452
Unconstrained Bond Fund	280,556,671	449,648,677

Semi-Annual Report September 2023 / 346

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the six months ended September 30, 2023 were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$17,973,733	$17,510,432
Corporate Bond Fund	3,401,770	3,253,645
Flexible Income Fund	440,243,653	417,490,707
High Yield Bond Fund	12,007,490	8,024,701
Intermediate Bond Fund	2,763,771,052	2,733,960,728
Investment Grade Credit Fund	19,566,930	18,547,728
Low Duration Bond Fund	3,396,830,689	3,456,724,748
Opportunistic High Income Credit Fund	39,826	47,267
Strategic Income Fund	64,038,005	59,628,064
Sustainable Securitized Fund	9,832,162	11,004,853
Total Return Bond Fund	152,075,134,250	148,881,190,091
Ultra Short Bond Fund	288,264,750	333,923,534
Unconstrained Bond Fund	3,403,708,918	3,350,261,273

There were no purchases or sales of securities from affiliated investment accounts for the six months ended September 30, 2023. These trades are in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Investment transactions in the shares of affiliated issuers for the six months ended September 30, 2023 were as follows:

	VALUE AT BEGINNING OF YEAR	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF PERIOD	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

High Yield Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

Total Return Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the AlphaTrak 500 Fund, the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Sustainable Securitized Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.50%, 0.65%, 0.40%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

347 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2023, were as follows:

PORTFOLIO	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]

	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.40%	N/A	N/A	N/A	N/A	0.45%	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.55%	0.90%	0.70%	N/A	N/A	0.60%
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
Opportunistic High Income Credit Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Strategic Income Fund	0.65%	0.65%	N/A	N/A	N/A	1.04%	0.80%	N/A	N/A	N/A
Sustainable Securitized Fund	0.40%	0.40%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.54%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%	1.04%	0.80%	N/A	N/A	0.70%

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2023, unless approved by the Board.

At September 30, 2023, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2024	2025	2026	2027	TOTAL

AlphaTrak 500 Fund	$122,267	$—	$270,246	$122,554	$515,067
Corporate Bond Fund	257,070	257,575	293,711	123,146	931,502
Flexible Income Fund	309,577	441,229	471,234	230,993	1,453,033
Floating Rate Income Fund	8,677	14,896	19,197	25,654	68,424
High Yield Bond Fund	158,414	145,095	130,452	61,198	495,159
Intermediate Bond Fund	4,895	62	3,695	1,669	10,321
Investment Grade Credit Fund	259,548	264,265	293,818	126,079	943,710
Low Duration Bond Fund	—	—	—	10,969	10,969
Opportunistic High Income Credit Fund	—	96,407	250,735	119,995	467,137
Strategic Income Fund	58,687	566,609	339,161	167,134	1,131,591
Sustainable Securitized Fund	—	67,666	262,567	116,943	447,176
Ultra Short Bond Fund	310,177	355,828	326,076	153,691	1,145,772
Unconstrained Bond Fund	—	—	13,017	2,596	15,613

Total	$1,489,312	$2,209,632	$2,673,909	$1,262,621	$7,635,474

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Effective January 1, 2022, each of the independent trustees receives an annual retainer of $150,000 and $10,000 for each meeting of the Board attended in person and $2,500 for each meeting attended telephonically. The chairman of the Board receives an annual retainer of $60,000. The respective chairman of the Audit Committee and the Nominating and Governance Committee each receives an additional annual retainer of $40,000 and $20,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Sustainable Securitized Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the

Semi-Annual Report September 2023 / 348

Notes to Financial Statements (Continued)

Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended September 30, 2023. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2024, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Floating Rate Income Fund had the following unfunded commitments and unrealized gain by investment as of September 30, 2023:

FLOATING RATE INCOME FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Omnia Partners, LLC, Delayed-Draw Term Loan, 1st Lien	July 2030	$100,155	$582

Total Unfunded Commitments		$100,155	$582

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK 500 FUND

	CLASS M	CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	2,934,340	3,928,208

Shares sold	158,726	169,686
Shares issued through reinvestment of distributions	61,722	149,894
Shares redeemed	(303,431)	(1,313,448)

Net (decrease) in fund shares	(82,983)	(993,868)

Shares outstanding at end of period	2,851,357	2,934,340

349 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

	CORPORATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	475,695	568,258	317,762	701,050

Shares sold	15,251	116,264	22,662	24,849
Shares issued through reinvestment of distributions	6,867	15,926	5,758	15,050
Shares redeemed	(153,773)	(224,753)	(44,533)	(423,187)

Net (decrease) in fund shares	(131,655)	(92,563)	(16,113)	(383,288)

Shares outstanding at end of period	344,040	475,695	301,649	317,762

	FLEXIBLE INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	6,211,930	3,651,661	35,657,009	20,317,792

Shares sold	2,259,718	5,112,956	7,308,612	28,619,685
Shares issued through reinvestment of distributions	241,986	409,001	1,461,485	2,158,115
Shares redeemed	(2,225,401)	(2,961,688)	(6,405,699)	(15,438,583)

Net increase in fund shares	276,303	2,560,269	2,364,398	15,339,217

Shares outstanding at end of period	6,488,233	6,211,930	38,021,407	35,657,009

	FLOATING RATE INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	1,184,024	1,737,330	35,353,243	48,557,554

Shares sold	202,275	429,534	2,079,881	7,854,538
Shares issued through reinvestment of distributions	44,784	80,718	1,228,597	2,176,860
Shares redeemed	(332,373)	(1,063,558)	(2,639,716)	(23,235,709)

Net increase (decrease) in fund shares	(85,314)	(553,306)	668,762	(13,204,311)

Shares outstanding at end of period	1,098,710	1,184,024	36,022,005	35,353,243

	FLOATING RATE INCOME FUND

	PLAN CLASS	PLAN CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	11	10

Shares sold	1,064	—
Shares issued through reinvestment of distributions	5	1

Net increase in fund shares	1,069	1

Shares outstanding at end of period	1,080	11

Semi-Annual Report September 2023 / 350

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	14,711,106	16,894,728	39,596,938	54,977,626

Shares sold	1,544,076	5,223,122	9,078,548	21,306,338
Shares issued through reinvestment of distributions	432,047	848,748	1,135,351	2,218,309
Shares redeemed	(3,358,542)	(8,255,492)	(6,991,835)	(38,905,335)

Net increase (decrease) in fund shares	(1,382,419)	(2,183,622)	3,222,064	(15,380,688)

Shares outstanding at end of period	13,328,687	14,711,106	42,819,002	39,596,938

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	2,200,742	2,450,422	91,699,168	76,102,332

Shares sold	236,005	715,696	19,249,360	48,199,978
Shares issued through reinvestment of distributions	42,800	68,103	1,827,817	2,450,385
Shares redeemed	(465,241)	(1,033,479)	(7,623,054)	(35,053,527)

Net increase (decrease) in fund shares	(186,436)	(249,680)	13,454,123	15,596,836

Shares outstanding at end of period	2,014,306	2,200,742	105,153,291	91,699,168

	INVESTMENT GRADE CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	386,999	259,570	933,323	992,802

Shares sold	167,551	170,204	202,961	333,416
Shares issued through reinvestment of distributions	13,097	25,100	29,942	73,219
Shares redeemed	(115,183)	(67,875)	(58,004)	(466,114)

Net increase (decrease) in fund shares	65,465	127,429	174,899	(59,479)

Shares outstanding at end of period	452,464	386,999	1,108,222	933,323

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	35,993,593	55,362,416	178,166,430	235,428,672

Shares sold	1,343,509	11,354,337	9,799,993	80,958,050
Shares issued through reinvestment of distributions	571,099	1,400,421	2,979,065	5,451,820
Shares redeemed	(15,062,777)	(32,123,581)	(42,255,547)	(143,672,112)

Net (decrease) in fund shares	(13,148,169)	(19,368,823)	(29,476,489)	(57,262,242)

Shares outstanding at end of period	22,845,424	35,993,593	148,689,941	178,166,430

351 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

	LOW DURATION BOND FUND

	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	72	154,242

Shares sold	954	31,293
Shares issued through reinvestment of distributions	2	1,504
Shares redeemed	(67)	(186,967)

Net increase (decrease) in fund shares	889	(154,170)

Shares outstanding at end of period	961	72

	OPPORTUNISTIC HIGH INCOME CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	41,554	7,782	232,805	330,792

Shares sold	17,700	70,852	1,823	65,689
Shares issued through reinvestment of distributions	1,569	2,344	9,369	32,804
Shares redeemed	(41,264)	(39,424)	(9,723)	(196,480)

Net increase (decrease) in fund shares	(21,995)	33,772	1,469	(97,987)

Shares outstanding at end of period	19,559	41,554	234,274	232,805

	STRATEGIC INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	8,125,761	2,439,193	2,492,168	1,351,121

Shares sold	525,030	6,912,813	859,494	2,020,509
Shares issued through reinvestment of distributions	330,044	400,592	108,575	175,122
Shares redeemed	(554,407)	(1,626,837)	(327,022)	(1,054,584)

Net increase in fund shares	300,667	5,686,568	641,047	1,141,047

Shares outstanding at end of period	8,426,428	8,125,761	3,133,215	2,492,168

	SUSTAINABLE SECURITIZED FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	5,958	1,738	989,282	1,137,535

Shares sold	3,541	4,755	67,541	340,886
Shares issued through reinvestment of distributions	121	92	17,481	37,255
Shares redeemed	(2,733)	(627)	(209,919)	(526,394)

Net increase (decrease) in fund shares	929	4,220	(124,897)	(148,253)

Shares outstanding at end of period	6,887	5,958	864,385	989,282

Semi-Annual Report September 2023 / 352

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	694,341,407	609,964,109	4,139,805,317	4,611,465,986

Shares sold	57,570,951	383,552,935	511,550,365	1,136,670,438
Shares issued through reinvestment of distributions	12,257,816	19,723,265	80,475,580	127,328,940
Shares redeemed	(222,705,060)	(318,898,902)	(539,093,569)	(1,735,660,047)

Net increase (decrease) in fund shares	(152,876,293)	84,377,298	52,932,376	(471,660,669)

Shares outstanding at end of period	541,465,114	694,341,407	4,192,737,693	4,139,805,317

	TOTAL RETURN BOND FUND

	CLASS I-2	CLASS I-2
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	11,005,199	16,736,662

Shares sold	1,901,099	8,077,028
Shares issued through reinvestment of distributions	228,668	490,417
Shares redeemed	(3,157,509)	(14,298,908)

Net (decrease) in fund shares	(1,027,742)	(5,731,463)

Shares outstanding at end of period	9,977,457	11,005,199

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	166,912,987	192,601,234	2,026,068,357	2,324,492,622

Shares sold	15,082,176	31,195,068	221,153,379	338,504,144
Shares issued through reinvestment of distributions	3,011,071	5,128,907	41,426,706	67,148,068
Shares redeemed	(36,489,950)	(62,012,222)	(205,003,519)	(704,076,477)

Net increase (decrease) in fund shares	(18,396,703)	(25,688,247)	57,576,566	(298,424,265)

Shares outstanding at end of period	148,516,284	166,912,987	2,083,644,923	2,026,068,357

353 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	4,875,363	9,455,483	24,795,459	37,852,952

Shares sold	115,438	822,824	1,641,266	15,775,043
Shares issued through reinvestment of distributions	78,740	151,914	477,678	585,925
Shares redeemed	(1,597,072)	(5,554,858)	(15,602,675)	(29,418,461)

Net (decrease) in fund shares	(1,402,894)	(4,580,120)	(13,483,731)	(13,057,493)

Shares outstanding at end of period	3,472,469	4,875,363	11,311,728	24,795,459

	UNCONSTRAINED BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	15,381,585	19,230,240	226,158,098	326,977,316

Shares sold	767,246	2,686,340	27,314,019	97,731,807
Shares issued through reinvestment of distributions	486,890	864,124	5,314,373	10,194,594
Shares redeemed	(1,692,199)	(7,399,119)	(50,295,146)	(208,745,619)

Net (decrease) in fund shares	(438,063)	(3,848,655)	(17,666,754)	(100,819,218)

Shares outstanding at end of period	14,943,522	15,381,585	208,491,344	226,158,098

	UNCONSTRAINED BOND FUND

	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2023 (UNAUDITED)	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of period	33,873,600	10,805,285

Shares sold	2,595,600	22,518,298
Shares issued through reinvestment of distributions	1,226,683	1,610,878
Shares redeemed	(237,341)	(1,060,861)

Net increase in fund shares	3,584,942	23,068,315

Shares outstanding at end of period	37,458,542	33,873,600

Semi-Annual Report September 2023 / 354

Notes to Financial Statements (Continued)

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At September 30, 2023, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	SHORT-TERM NON-EXPIRING AMOUNTS*	LONG-TERM NON-EXPIRING AMOUNTS*

AlphaTrak 500 Fund	$2,371,261	$2,322,290

Corporate Bond Fund	316,893	385,151

Flexible Income Fund	5,952,817	2,364,301

Floating Rate Income Fund	2,675,049	15,170,932

High Yield Bond Fund	34,960,290	43,644,133

Intermediate Bond Fund	56,011,759	6,434,752

Investment Grade Credit Fund	801,682	463,152

Low Duration Bond Fund	108,883,996	43,790,099

Opportunistic High Income Credit Fund	214,638	114,669

Strategic Income Fund	444,685	3,072,928

Sustainable Securitized Fund	434,530	22,895

Total Return Bond Fund	5,958,665,330	605,251,281

Ultra Short Bond Fund	5,651,930	3,700,139

Unconstrained Bond Fund	52,981,504	—

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Tax Basis of Distributable Income:

As of March 31, 2023, the components of accumulated earnings (accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$26,023	$—	$—	$664,431	$2,394,133	$49,397
Undistributed long-term gains	—	—	—	—	—	—
Other temporary differences	(78)	(614)	(107,786)	(513,807)	(418,752)	(402,307)
Accumulated capital loss carryforwards and post-October losses	(4,693,551)	(1,215,767)	(10,123,806)	(17,845,981)	(78,604,423)	(62,446,511)
Net unrealized appreciation (depreciation)	(1,151,501)	(1,239,729)	(37,262,809)	(14,256,957)	(68,874,392)	(21,529,634)

Total accumulated earnings (losses)	$(5,819,107)	$(2,456,110)	$(47,494,401)	$(31,952,314)	$(145,503,434)	$(84,329,055)

355 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$—	$417,792	$—	$312,893	$—	$—
Undistributed long-term gains	—	—	—	—	—	—
Other temporary differences	(532)	(678,678)	(22,383)	(8,820)	—	(16,168,689)
Accumulated capital loss carryforwards and post- October losses	(1,264,834)	(152,674,095)	(471,794)	(3,517,613)	(639,561)	(7,421,602,418)
Net unrealized appreciation (depreciation)	(2,083,029)	(52,211,095)	(329,834)	(7,634,461)	(1,135,557)	(4,401,416,051)

Total accumulated earnings (losses)	$(3,348,395)	$(205,146,076)	$(824,011)	$(10,848,001)	$(1,775,118)	$(11,839,187,158)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$107,101	$—
Undistributed long-term gains	—	—
Other temporary differences	(2,173)	(3,129,608)
Accumulated capital loss carryforwards and post-October losses	(10,649,399)	(134,124,094)
Net unrealized appreciation (depreciation)	(1,851,328)	(398,168,695)

Total accumulated earnings (losses)	$(12,395,799)	$(535,422,397)

Permanent differences incurred during the fiscal year ended March 31, 2023, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE (DECREASE) ACCUMULATED EARNINGS (LOSS)	INCREASE (DECREASE) PAID-IN-CAPITAL
AlphaTrak 500 Fund	$649	$(649)
Corporate Bond Fund	480	(480)
Flexible Income Fund	32,096	(32,096)
Intermediate Bond Fund	41,601	(41,601)
Opportunistic High Income Credit Fund	80	(80)
Total Return Bond Fund	3,411,613	(3,411,613)
Unconstrained Bond Fund	1,274,915	(1,274,915)

The permanent differences are due to non-deductible expenses and taxable overdistribution paid.

Semi-Annual Report September 2023 / 356

Notes to Financial Statements (Continued)

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$888,057	$4,904,144	$283,604	$315,930
Net long-term capital gains	537,219	6,902,086	—	55,831

Total taxable distributions	$1,425,276	$11,806,230	$283,604	$371,761

	FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$22,045,745	$17,192,300	$25,266,781	$15,620,404
Net long-term capital gains	—	540,585	—	—

Total taxable distributions	$22,045,745	$17,732,885	$25,266,781	$15,620,404

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$31,729,934	$30,481,103	$26,787,772	$10,530,092
Net long-term capital gains	—	—	—	2,724,855

Total taxable distributions	$31,729,934	$30,481,103	$26,787,772	$13,254,947

	INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$770,112	$930,563	$61,930,890	$27,329,398
Return of Capital	24,661	—	—	—

Total taxable distributions	$794,773	$930,563	$61,930,890	$27,329,398

	OPPORTUNISTIC HIGH INCOME CREDIT FUND		STRATEGIC INCOME FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$270,955	$265,147	$3,713,024	$2,814,589
Return of Capital	7,781	—	—	—

Total taxable distributions	$278,736	$265,147	$3,713,024	$2,814,589

	SUSTAINABLE SECURITIZED FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$324,338	$48,438	$2,163,571,272	$1,211,584,483

Total taxable distributions	$324,338	$48,438	$2,163,571,272	$1,211,584,483

357 / Semi-Annual Report September 2023

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$3,041,991	$1,534,325	$170,616,814	$135,350,036
Net long-term capital gains	—	—	—	20,305,457

Total taxable distributions	$3,041,991	$1,534,325	$170,616,814	$155,655,493

Tax Cost

As of September 30, 2023, gross unrealized appreciation (depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Tax Cost	$31,589,406	$6,743,700	$458,967,514	$358,041,814	$562,407,048	$1,185,864,084
Gross unrealized appreciation	99,564	1,314	3,164,042	2,501,814	2,562,608	2,406,666
Gross unrealized (depreciation)	(1,305,431)	(1,240,886)	(50,847,194)	(10,229,683)	(69,165,780)	(41,875,962)

Net unrealized appreciation (depreciation)	$(1,205,867)	$(1,239,572)	$(47,683,152)	$(7,727,869)	$(66,603,172)	$(39,469,296)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Tax Cost	$15,637,297	$1,832,439,563	$2,134,690	$88,908,843	$9,007,790	$85,596,534,990
Gross unrealized appreciation	13,636	5,636,457	52,640	720,201	25,799	208,528,364
Gross unrealized (depreciation)	(2,266,129)	(66,553,622)	(359,706)	(9,971,315)	(822,293)	(5,787,713,708)

Net unrealized appreciation (depreciation)	$(2,252,493)	$(60,917,165)	$(307,066)	$(9,251,114)	$(796,494)	$(5,579,185,344)

					ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Tax Cost					$71,436,414	$3,644,744,615
Gross unrealized appreciation					169,086	23,894,499
Gross unrealized (depreciation)					(1,987,711)	(481,997,624)

Net unrealized appreciation (depreciation)					$(1,818,625)	$(458,103,125)

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of October 4, 2024. The interest rate on borrowing is the higher of the federal funds rate or SOFR plus 0.10%, plus 1.25%. There were no borrowings from the line of credit as of or during the six months ended September 30, 2023. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Semi-Annual Report September 2023 / 358

Notes to Financial Statements (Continued)

13.	NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The amendments in this update are in effect for the Fund. There have been no impacts to date.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our consolidated financial statements.

359 / Semi-Annual Report September 2023

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013, as amended (the “Agreement”), between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund then existing at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain Funds. The Agreement was most recently amended effective February 1, 2022 for the purpose of amending the management fee provisions for each of the AlphaTrak 500 Fund and Strategic Income Fund. Following the Agreement’s initial two-year term with respect to each Fund, the Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees of the Trust (the “Board”), and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

At an in-person meeting on September 11, 2023, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2024 through February 5, 2025 with respect to each Fund. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees also met by videoconference in a working session on August 30, 2023 to hear presentations by representatives of the Adviser, to ask related questions, to review and discuss materials provided by the Adviser for their consideration, and to meet separately with their independent legal counsel. On September 11, 2023 they also met separately with their independent legal counsel to review and discuss the materials that had been requested on their behalf by their independent legal counsel and presented by the Adviser. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1.	Information received

Materials reviewed — During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. The information in the Adviser’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to peer groups of mutual funds selected by Broadridge. After reviewing this information, the Trustees requested additional information from the Adviser, which the Adviser provided and the Trustees considered.

Review process — The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. The Independent Trustees were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Trustees also discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and Independent Trustees.

2.	Nature, extent, and quality of services provided by the Adviser

The Board and the Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the advance planning and transition arrangements put in place with respect to the changes in key portfolio management and other personnel; and the overall resources available to the Adviser in managing the Funds’ assets. The Board and the Independent Trustees considered the ability of the Adviser to attract and retain well-qualified investment professionals, noting in particular the Adviser’s hiring of professionals in various areas over the past several years, including recruiting and hiring a highly qualified President and Chief Executive Officer to replace the outgoing head of The TCW Group, Inc., the parent company of the Adviser (“TCW”), continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Trustees also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by TCW. The Board and the Independent Trustees examined and discussed a detailed description of the extensive additional services provided to the Funds

Semi-Annual Report September 2023 / 360

to support their operations and compliance, as compared to the much narrower range of services provided to the Adviser’s institutional and sub-advised clients, as well as the Adviser’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Adviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3.	Investment results

The Board and the Independent Trustees considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2023. The Board and the Independent Trustees reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Adviser. In reviewing each Fund’s relative performance, the Board and the Independent Trustees took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Trustees noted that each Fund’s performance was satisfactory over the relevant periods, particularly over longer periods, which the Board and the Independent Trustees believe are generally the most relevant. The Board and the Independent Trustees indicated their belief that the performance of each Fund for periods where the Fund lagged its respective peer group average remained satisfactory when assessed on a risk-adjusted basis, in part because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. The Board and the Independent Trustees recognized the Adviser’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and evolving overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Trustees believed that relative performance also should be considered in light of future market conditions expected by the Adviser and positioning of the Funds’ portfolios in light of those expectations. The Board and the Independent Trustees noted the Adviser’s view that longer term performance can be more meaningful for active fixed income funds such as the Funds because market cycles in fixed income are generally longer than three years. The Board and the Independent Trustees also considered data showing that the Funds generally experienced less volatility for many periods compared to other funds in the applicable peer groups.

For the Metropolitan West Total Return Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third (Class I)/fourth (Class M) quintile for the ten-year period, the third (Class I)/fourth (Class M) quintile for the five-year period, the fifth (Class I)/fifth (Class M) quintile for the three-year period and the fourth (Class I)/fourth (Class M) quintile for the one-year period. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance of the Fund for certain time periods, including that the Class I shares of the Fund slightly outperformed the benchmark for the three-year period, and noted the lower volatility for this Fund for certain time periods compared to many of the funds in the peer group.

For the Metropolitan West Unconstrained Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the ten-year period, the third quintile for the five-year period, the fourth quintile for the three-year periods and the third quintile for the one-year period. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance of the Fund for the three-year period, including that the Fund’s increased duration and exposure to mortgage-backed securities during that period contributed to its underperformance.

For the Metropolitan West Low Duration Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the ten- and five-year periods and the fourth quintile for the three- and one-year periods. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance of the Fund for certain periods, including that the Fund’s increased average duration contributed to its underperformance, and noted that despite its underperformance relative to its peers, the Fund outperformed the benchmark for the one- and three-year periods.

For the Metropolitan West Intermediate Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the ten- and five-year periods, the fifth quintile for the three-year period and the fourth quintile for the one-year period. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance of the Fund for certain periods, including that the Fund’s increased average duration contributed to its underperformance, and noted that despite its underperformance relative to its peers, the Fund outperformed the benchmark for the three-year period.

For the Metropolitan West High Yield Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the ten-year period, the first quintile for the five-year period, the fifth quintile for the three-year period and the second quintile for the one-year period. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance of the Fund for three-year period, including that the Fund’s allocation to certain sectors contributed to that underperformance, and noted the Fund’s stronger performance for the other periods reviewed.

For the Metropolitan West Floating Rate Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the five-year period, the fifth quintile for the three-year period and the third quintile for the one-year period. The Board and the Independent Trustees noted the substantially lower volatility for this Fund compared to the funds in the peer group.

361 / Semi-Annual Report September 2023

The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance of the Fund for the three-year period, including that the Fund’s preference for higher quality, defensive industries during this period contributed to its underperformance, and noted the Fund’s stronger performance for the other periods reviewed.

For the Metropolitan West Flexible Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the three-year period and the first quintile for the one-year period. The Board and the Independent Trustees also noted the lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West Ultra Short Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the fourth quintile for the ten-year and five-year periods, the third quintile for the three-year period and the second quintile for the one-year period. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance for certain time periods, including that the Fund is generally being managed with lower interest rate risk and credit risk as compared to the peer group funds. The Board also considered that the peer funds can have substantially longer dollar-weighted average maturities than would be permitted for this Fund, and those longer averages can result in higher performance under the prevailing market conditions over the applicable periods. The Board and the Independent further noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West AlphaTrak 500 Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five- and three-year periods and the fourth quintile for the one-year period.

For the Metropolitan West Strategic Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the ten-, five-, three- and one-year periods. The Board and the Independent Trustees also considered the limitations of using the absolute return funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Metropolitan West Investment Grade Credit Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the three- and one-year periods.

For the Metropolitan West Corporate Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the three-year period and the fourth quintile for the one-year period.

For the Metropolitan West Sustainable Securitized Fund, the Board and the Independent Trustees noted that that the Fund’s performance was in the fifth quintile for the one-year period and the period since the Fund’s inception on September 30, 2021. The Board and the Independent Trustees took into account the Adviser’s discussions of the Fund’s relative underperformance, and noted the shorter operating history for this Fund.

For the Metropolitan West Opportunistic High Income Credit Fund, the Board and the Independent Trustees noted that that the Fund’s performance was in the fifth quintile for the one-year period and the period since the Fund’s inception on July 30, 2021. The Board and the Independent Trustees took into account the Adviser’s discussions of the Fund’s relative underperformance, and noted the shorter operating history for this Fund.

The Board and the Independent Trustees concluded that the Adviser was implementing each Fund’s investment objective(s) and that the Adviser’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4.	Advisory fees and total expenses

The Board and the Independent Trustees compared the management fees (which Broadridge defines to include advisory fees and administrative fees) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Trustees by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Trustees observed that each Fund’s management fee was below or near the median of the peer group funds on a current basis, with the exception of the Unconstrained Bond Fund. The Board and the Independent Trustees noted the difference in the management fees of the Unconstrained Bond Fund when compared to the median of its peer group, which the Board did not consider to be unreasonable, with the management fees for the Unconstrained Bond Fund approximately 7 basis points higher than that median.

In considering the Funds’ total operating expenses, the Board and the Independent Trustees observed that each Fund’s total expenses were below or near the median of the peer group funds on a current basis, with the exception of the Strategic Income Fund, for which total expenses were approximately 9 basis points above the median. The Board considered that the change from a performance-based fee structure to a flat-rate asset-based fee structure for the Strategic Income Fund, which was proposed by the Adviser and approved by shareholders effective February 1, 2022, had resulted in a narrower dispersion from the median as compared to the dispersion before that change. The Board and the Independent Trustees also considered the contractual expense limitations to which the Adviser has agreed with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. They noted that although the Adviser may recoup, and has recouped in the past, certain fees and/or expenses previously waived or reimbursed for

Semi-Annual Report September 2023 / 362

certain Funds, such recoupment is permitted only if it does not cause the applicable Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Board and the Independent Trustees concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Trustees also reviewed information regarding the advisory fees charged by the Adviser to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Trustees concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Adviser to the Funds and the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5.	The Adviser’s costs, level of profits, and economies of scale

The Board and the Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel compensation costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Trustees also reviewed a comparison of the Adviser’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Adviser believed supported its view that the Adviser’s profitability was reasonable. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest mutual funds in its peer group, but its actual management fees and total expenses remain at or below the peer group median. The Board and the Independent Trustees recognized the benefits of the Adviser’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance, risk management and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Trustees also noted the Adviser’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Trustees further noted the Adviser’s past and current subsidies of the operating expenses of newer and smaller Funds and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Trustees considered the risk borne by the Adviser that the Funds’ net assets and thus that the Adviser’s fees might decline and that smaller Funds might not grow to become profitable. The Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Trustees also considered other actual and potential financial benefits to the Adviser or its affiliates. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser. They noted that the principal underwriter for the Funds’ shares is affiliated with the Adviser but does not derive a profit from that role. The Board and the Independent Trustees concluded that any potential benefits received or to be derived by the Adviser from its relationships with the Funds are reasonably related to the services provided by the Adviser to the Funds.

7.	Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

363 / Semi-Annual Report September 2023

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds Inc.	TCW Direct Lending LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending VII LLC
Metropolitan West Funds	TCW Direct Lending VIII LLC
Sepulveda Management LLC	TCW Star Direct Lending LLC

Effective February 2023

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

Semi-Annual Report September 2023 / 364

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.	TCW DIRECT LENDING LLC

TCW FUNDS, INC.	TCW DIRECT LENDING VII LLC

TCW STRATEGIC INCOME FUND, INC.	TCW DIRECT LENDING VIII LLC

METROPOLITAN WEST FUNDS	TCW STAR DIRECT LENDING LLC

SEPULVEDA MANAGEMENT LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

365 / Semi-Annual Report September 2023

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MetWest Funds

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Ronald J. Consiglio

Patrick C. Haden

Martin Luther King, III

Laird R. Landmann

Peter McMillan

Patrick Moore

Robert G. Rooney

Andrew Tarica

Officers

Kathryn Koch

President and Principal Executive Officer

Richard Villa

Treasurer, Principal Financial Officer and

Principal Accounting Officer

Gladys Xiques

Chief Compliance Officer and

Anti-Money Laundering Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 534453

Pittsburgh, PA 15253-4453

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call:
(213) 244-0000 or (800) 241-4671 (toll-free) www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to their portfolios’ securities during the most recent 12-month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 11/2023

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ Kathryn Koch
Kathryn Koch, President and Principal Executive Officer
(principal executive officer)

Date	December 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathryn Koch
Kathryn Koch, President and Principal Executive Officer
(principal executive officer)

Date	December 4, 2023

By (Signature and Title)*	/s/ Richard Villa
Richard Villa, Treasurer, Principal Financial Officer and Principal Accounting Officer
(principal financial officer)

Date	December 4, 2023

* Print the name and title of each signing officer under his or her signature.